                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

                          MET INVESTORS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)

                              ELIZABETH M. FORGET
                                   PRESIDENT
                          MET INVESTORS SERIES TRUST
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614
--------------------------------------------------------------------------------
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                            ROBERT N. HICKEY, ESQ.
                           SULLIVAN & WORCESTER LLP
                              1666 K STREET, N.W.
                            WASHINGTON, D.C. 20006


Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1: REPORT TO SHAREHOLDERS.

                          MET INVESTORS SERIES TRUST


                              Batterymarch Growth
                             and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO          FOR THE PERIOD ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

During the period from May 1, 2006 (inception) to December 31, 2006, the Batterymarch Growth and Income Portfolio returned 8.83% versus 10.10% for the S&P 500(R) Index.

YOUR PORTFOLIO

While relative performance for last quarter of 2006 was positive before fees, it was not sufficient to offset a mixed third quarter and overall performance fell short of the benchmark.

The impact of stock selection was positive for the period, led by selection in the software & services and materials sectors. Stock selection in services & distribution and health care were the greatest detractors. Performance was hurt by relative sector weightings, most notably overweights in technology and energy services.

Our stock selection model suffered in the third quarter with only the cash flow dimension producing positive top-to-bottom quintile spreads. In the last quarter, our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall, as well as for all but the expectations and technical dimensions.

At year-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

Global equity markets had positive returns for the second half of the year as worries about US interest rate hikes and rising oil prices that had persisted in the first half of the year dissipated. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects for near-term interest rate cuts in the US, oil and gas prices ended the year in a dramatic decline, helping to push US consumer confidence to its highest level since April.

Interestingly, of all the dimensions within our stock selection model, Cash flow had the most positive top-to-bottom quintile spread for the year, potentially as a result of private equity activity. The year saw numerous mergers, acquisitions and private equity deals, but many takeover and consolidation candidates were names that our stock selection model did not find attractive. As a systematic manager seeking alpha through a disciplined process grounded in fundamental analysis, we like many active managers found the environment challenging. Our process requires a stock to rank attractively relative to its peers across each of the dimensions in our model and thus favors companies with sustained growth in cash flow and earnings, reasonable stock valuations, favorable forward prospects and positive technical price patterns.

The leading sectors within the benchmark for the period since inception were real estate and telecommunications. Energy services and transportation were the only sectors posting negative returns for the period. In the last quarter, many health-care oriented names underperformed as well, due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

OUTLOOK

The consensus economic forecast for the US anticipates continued growth in 2007 as the economy shakes off slowdowns in housing and manufacturing and as the US Federal Reserve begins to reduce interest rates. While many investors expect a rate cut by mid-year, this view does not appear to be unanimous. The decline in the US dollar is expected to continue or even accelerate.

The current positioning of our portfolios anticipates moderating but continuing growth in global economies. The US market continues to offer many attractive stocks with solid fundamentals and strong prospects across sectors, with some of the best opportunities in sectors that are not dependent upon consumer discretionary spending.

INVESTMENT RESEARCH UPDATE

The US Team introduced four factors during the third quarter. The first is a book to price measure which excludes intangibles, primarily goodwill, from book value. The second is an enhanced version of Tobin's Q ratio and examines a company's financial claims against the replacement value of its assets. The third compares historic cash flow patterns to Wall Street cash flow forecasts. Finally, a new capital acquisition ratio factor compares the company's funds from operations to its capital expenditures.

In addition to the above, two existing factors were revised. We incorporated a momentum component into the Short Interest Composite factor which measures shorting activity. We also refined the cost-of-equity calculation in one of our valuation factors. This measures a company's ability to generate earnings in excess of the equity cost of capital.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO          FOR THE PERIOD ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       3.61%
                ------------------------------------------------
                Citigroup, Inc.                         2.48%
                ------------------------------------------------
                Bank of America Corp.                   2.17%
                ------------------------------------------------
                AT&T, Inc.                              1.81%
                ------------------------------------------------
                JPMorgan Chase & Co.                    1.81%
                ------------------------------------------------
                Chevron Corp.                           1.75%
                ------------------------------------------------
                International Business Machines Corp.   1.71%
                ------------------------------------------------
                Microsoft Corp.                         1.64%
                ------------------------------------------------
                American International Group, Inc.      1.64%
                ------------------------------------------------
                Wal-Mart Stores, Inc.                   1.50%
                ------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06
                                    [CHART]


Basic Materials                  3.6%
Communications                  10.0%
Cyclical                         9.0%
Non-Cyclical                    18.0%
Energy                          12.2%
Financials                      23.9%
Industrials                     11.6%
Technology                       9.8%
Utilities                        1.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH GROWTH AND INCOME PORTFOLIO          FOR THE PERIOD ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              BATTERYMARCH GROWTH AND INCOME PORTFOLIO MANAGED BY
        BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                [CHART]

            Barterymarch Growth
              and Income
            Porfolio-class A    S&P 500 Index
              --------------    -----------
12/31/1996        $10,000         $10,000
12/31/1997        13,152           13,336
12/31/1998        16,931           16,747
12/31/1999        20,610           20,271
12/30/2000        18,027           18,424
12/31/2001        15,166           16,234
12/31/2002        11,868           12,646
12/31/2003        14,975           16,273
12/30/2004        16,624           18,044
12/31/2005        17,374           18,931
12/31/2006        19,840           21,922


    ---------------------------------------------------------------
                                  Average Annual Return/2/
                               (for the year ended 12/31/06)
    ---------------------------------------------------------------
    ---------------------------------------------------------------
                                                          Since
                 8-Months 1 Year 3 Year 5 Year 10 Year Inception/3/
    ---------------------------------------------------------------
    Batterymarch
    Growth and
    Income
    Portfolio--
--  Class A       8.83%   14.15%  9.81% 5.51%   7.09%     9.30%
    ---------------------------------------------------------------
    S&P 500(R)
- - Index/1/      9.65%   15.79% 10.44% 6.19%   8.42%    12.51%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/ Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio's predecessor insurance company separate account managed by an entity which became an affiliate of the Advisor in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account's performance reflects all expenses including Contract charges since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio's performance will not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
BATTERYMARCH GROWTH AND INCOME PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,119.00        $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.93         3.31
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

  ---------------------------------------------------------------------------------
                                                                      VALUE
  SECURITY DESCRIPTION                                 SHARES        (NOTE 2)
  ---------------------------------------------------------------------------------

  COMMON STOCKS - 97.7%
  AEROSPACE & DEFENSE - 3.5%
  Boeing Co. (The)..................................     44,591    $   3,961,464
  General Dynamics Corp.............................     28,616        2,127,600
  Honeywell International, Inc......................     37,966        1,717,582
  Lockheed Martin Corp..............................     28,163        2,592,967
  Northrop Grumman Corp.............................     36,648        2,481,070
  Raytheon Co.......................................     48,911        2,582,501
  United Technologies Corp..........................     20,181        1,261,716
                                                                   -------------
                                                                      16,724,900
                                                                   -------------
  AIR FREIGHT & LOGISTICS - 0.9%
  FedEx Corp........................................     18,800        2,042,056
  Ryder System, Inc.(a).............................     24,900        1,271,394
  United Parcel Service, Inc. - Class B.............     12,110          908,008
                                                                   -------------
                                                                       4,221,458
                                                                   -------------
  AUTO COMPONENTS - 0.6%
  Johnson Controls, Inc.............................     33,730        2,898,082
                                                                   -------------
  BANKS - 5.1%
  Bank of America Corp..............................    196,657       10,499,517
  Bank of New York Co., Inc.........................     13,425          528,542
  Compass Bancshares, Inc...........................     34,100        2,034,065
  Credicorp, Ltd.(a)................................      7,500          307,050
  Cullen/Frost Bankers, Inc.........................     46,900        2,617,958
  Northern Trust Corp.(a)...........................     18,020        1,093,634
  U.S. Bancorp......................................     32,679        1,182,653
  Wachovia Corp.....................................     39,303        2,238,306
  Wells Fargo & Co..................................     97,834        3,478,977
  Whitney Holding Corp..............................     22,000          717,640
                                                                   -------------
                                                                      24,698,342
                                                                   -------------
  BEVERAGES - 1.5%
  Coca-Cola Co......................................     32,000        1,544,000
  Molson Coors Brewing Co. - Class B................     21,260        1,625,114
  Pepsi Bottling Group, Inc.........................     70,200        2,169,882
  PepsiCo, Inc......................................     29,692        1,857,235
                                                                   -------------
                                                                       7,196,231
                                                                   -------------
  BIOTECHNOLOGY - 1.1%
  Amgen, Inc.*......................................     62,941        4,299,500
  Gilead Sciences, Inc.*............................      8,413          546,256
  Invitrogen Corp.*(a)..............................     12,900          730,011
                                                                   -------------
                                                                       5,575,767
                                                                   -------------
  CHEMICALS - 1.4%
  Dow Chemical Co. (The)............................     58,017        2,317,199
  E.I. du Pont de Nemours & Co......................     17,496          852,230
  Lyondell Chemical Co..............................     75,400        1,927,978
  Methanex Corp.....................................     64,200        1,757,154
                                                                   -------------
                                                                       6,854,561
                                                                   -------------

  ---------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
  ---------------------------------------------------------------------------

  COMMERCIAL SERVICES & SUPPLIES - 1.7%
  Allied Waste Industries, Inc.*....................    126,700 $   1,557,143
  Convergys Corp.*..................................     76,300     1,814,414
  Manpower, Inc.....................................     35,475     2,658,142
  R. R. Donnelley & Sons Co.........................     35,000     1,243,900
  Temple-Inland, Inc................................     26,500     1,219,795
                                                                -------------
                                                                    8,493,394
                                                                -------------
  COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
  Cisco Systems, Inc.*..............................    177,435     4,849,299
  Harris Corp.......................................     73,870     3,387,678
  Motorola, Inc.....................................    150,905     3,102,607
  QUALCOMM, Inc.....................................     29,852     1,128,107
                                                                -------------
                                                                   12,467,691
                                                                -------------
  COMPUTERS & PERIPHERALS - 4.0%
  Apple Computer, Inc.*.............................     18,562     1,574,800
  Dell, Inc.*.......................................     41,204     1,033,808
  EMC Corp.*........................................     42,909       566,399
  Hewlett-Packard Co................................    135,846     5,595,497
  International Business Machines Corp..............     84,943     8,252,212
  Western Digital Corp.*(a).........................    110,300     2,256,738
                                                                -------------
                                                                   19,279,454
                                                                -------------
  ELECTRIC UTILITIES - 1.7%
  Allegheny Energy, Inc.*...........................     16,200       743,742
  Exelon Corp.......................................     14,260       882,551
  FirstEnergy Corp..................................     71,300     4,299,390
  Southern Co.(a)...................................     13,340       491,712
  TXU Corp..........................................     34,531     1,871,926
                                                                -------------
                                                                    8,289,321
                                                                -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
  Acuity Brands, Inc................................     15,400       801,416
  Solectron Corp.*..................................    147,600       475,272
  Vishay Intertechnology, Inc.*.....................    115,200     1,559,808
  WESCO International, Inc.*........................     24,700     1,452,607
  Xerox Corp.*......................................     26,600       450,870
                                                                -------------
                                                                    4,739,973
                                                                -------------
  ENERGY EQUIPMENT & SERVICES - 0.4%
  Baker Hughes, Inc.................................      6,218       464,236
  Schlumberger, Ltd.................................     21,686     1,369,688
                                                                -------------
                                                                    1,833,924
                                                                -------------
  FINANCIAL - DIVERSIFIED - 10.1%
  American Express Co...............................     21,600     1,310,472
  Ameriprise Financial, Inc.........................     14,300       779,350
  CIT Group, Inc....................................     10,800       602,316
  Citigroup, Inc....................................    215,385    11,996,944
  Fannie Mae........................................     23,934     1,421,440
  First Marblehead Corp. (The)(a)...................     17,550       959,108
  Freddie Mac.......................................      9,519       646,340

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

  ---------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
  ---------------------------------------------------------------------------

  FINANCIAL - DIVERSIFIED - CONTINUED
  Goldman Sachs Group, Inc. (The)...................     22,696 $   4,524,448
  JPMorgan Chase & Co...............................    180,741     8,729,790
  Lehman Brothers Holdings, Inc.....................     27,532     2,150,800
  Merrill Lynch & Co., Inc..........................     46,812     4,358,197
  Morgan Stanley....................................     67,157     5,468,595
  Prudential Financial, Inc.........................      9,836       844,519
  Raymond James Financial, Inc......................    134,100     4,064,571
  Washington Mutual, Inc............................     17,200       782,428
                                                                -------------
                                                                   48,639,318
                                                                -------------
  FOOD & DRUG RETAILING - 1.2%
  Kraft Foods, Inc. - Class A(a)....................     70,928     2,532,130
  Safeway, Inc......................................     94,200     3,255,552
                                                                -------------
                                                                    5,787,682
                                                                -------------
  FOOD PRODUCTS - 0.2%
  Archer-Daniels-Midland Co.........................     38,900     1,243,244
                                                                -------------
  FOOD RETAILERS - 0.1%
  Kroger Co. (The)..................................     18,200       419,874
                                                                -------------
  HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
  Applera Corp......................................     97,900     3,591,951
  Johnson & Johnson.................................     52,404     3,459,712
  Medtronic, Inc....................................     20,600     1,102,306
                                                                -------------
                                                                    8,153,969
                                                                -------------
  HEALTH CARE PROVIDERS & SERVICES - 3.8%
  Aetna, Inc........................................     55,688     2,404,608
  Cardinal Health, Inc..............................     14,981       965,226
  Caremark Rx, Inc..................................     28,691     1,638,543
  Humana, Inc.*.....................................     46,206     2,555,654
  McKesson Corp.....................................     66,600     3,376,620
  UnitedHealth Group, Inc...........................     85,135     4,574,303
  WellPoint, Inc.*..................................     34,043     2,678,844
                                                                -------------
                                                                   18,193,798
                                                                -------------
  HOMEBUILDERS - 0.3%
  NVR, Inc.*........................................      2,300     1,483,500
                                                                -------------
  HOTELS, RESTAURANTS & LEISURE - 1.0%
  Darden Restaurants, Inc...........................     78,921     3,170,257
  McDonald's Corp...................................     38,258     1,695,977
                                                                -------------
                                                                    4,866,234
                                                                -------------
  HOUSEHOLD DURABLES - 0.5%
  Koninklijke (Royal) Philips Electronics N.V.......     64,470     2,422,783
                                                                -------------
  HOUSEHOLD PRODUCTS - 0.7%
  Procter & Gamble Co. (The)........................     56,632     3,639,739
                                                                -------------
  INDUSTRIAL - DIVERSIFIED - 2.2%
  3M Co.............................................     13,161     1,025,637
  General Electric Co...............................    191,949     7,142,422
  Reynolds American, Inc.(a)........................     16,110     1,054,722
  Tyco International, Ltd...........................     39,829     1,210,801
                                                                -------------
                                                                   10,433,582
                                                                -------------

  ---------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
  ---------------------------------------------------------------------------

  INSURANCE - 6.5%
  Allstate Corp. (The)..............................     33,000 $   2,148,630
  American International Group, Inc.................    110,288     7,903,238
  Arch Capital Group, Ltd.*.........................     14,300       966,823
  Chubb Corp. (The).................................     93,904     4,968,460
  CIGNA Corp........................................     17,440     2,294,581
  Hartford Financial Services Group, Inc. (The).....     19,167     1,788,473
  Lincoln National Corp.............................     32,361     2,148,770
  Loews Corp........................................    125,910     5,221,488
  Manulife Financial Corp...........................     47,500     1,605,025
  St. Paul Travelers Cos., Inc. (The)...............     42,300     2,271,087
  W.R. Berkley Corp.................................      4,400       151,844
                                                                -------------
                                                                   31,468,419
                                                                -------------
  INTERNET & CATALOG RETAIL - 0.2%
  Expedia, Inc.*(a).................................     37,500       786,750
                                                                -------------
  INTERNET SOFTWARE & SERVICES - 0.8%
  eBay, Inc.*.......................................     24,947       750,156
  Google, Inc. - Class A*...........................      5,700     2,624,736
  Yahoo!, Inc.*.....................................     24,324       621,235
                                                                -------------
                                                                    3,996,127
                                                                -------------
  IT CONSULTING & SERVICES - 0.5%
  Electronic Data Systems Corp......................     85,950     2,367,922
                                                                -------------
  LEISURE EQUIPMENT & PRODUCTS - 0.2%
  Mattel, Inc.......................................     43,700       990,242
                                                                -------------
  MACHINERY - 0.6%
  Caterpillar, Inc..................................     40,000     2,453,200
  Parker Hannifin Corp..............................      5,394       414,691
                                                                -------------
                                                                    2,867,891
                                                                -------------
  MEDIA - 2.2%
  CBS Corp..........................................    104,400     3,255,192
  Comcast Corp. - Class A*..........................     55,400     2,345,082
  News Corp. - Class A..............................     40,836       877,157
  Time Warner, Inc..................................     77,555     1,689,148
  Walt Disney Co. (The).............................     77,100     2,642,217
                                                                -------------
                                                                   10,808,796
                                                                -------------
  METALS & MINING - 2.1%
  Alcan, Inc........................................     14,800       721,352
  Barrick Gold Corp.................................     38,600     1,185,020
  Commercial Metals Co..............................     56,100     1,447,380
  Freeport-McMoRan Copper & Gold, Inc. - Class B(a).     15,800       880,534
  Nucor Corp........................................     82,286     4,497,753
  Reliance Steel & Aluminum Co.(a)..................     36,600     1,441,308
                                                                -------------
                                                                   10,173,347
                                                                -------------
  OIL & GAS - 11.7%
  Anadarko Petroleum Corp...........................     34,440     1,498,829
  Chevron Corp......................................    115,149     8,466,906
  ConocoPhillips....................................     96,328     6,930,799

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

  ---------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
  ---------------------------------------------------------------------------

  OIL & GAS - CONTINUED
  Devon Energy Corp.................................     25,602 $   1,717,382
  Exxon Mobil Corp..................................    227,359    17,422,520
  Halliburton Co....................................     64,516     2,003,222
  Marathon Oil Corp.................................     29,466     2,725,605
  Occidental Petroleum Corp.........................     57,986     2,831,456
  Petro-Canada......................................     49,100     2,015,064
  Precision Drilling Trust..........................     38,300       887,028
  SEACOR Holdings, Inc.*(a).........................     27,100     2,686,694
  Tidewater, Inc.(a)................................     30,000     1,450,800
  Transocean, Inc.*.................................     38,300     3,098,087
  UGI Corp..........................................     31,900       870,232
  Valero Energy Corp................................     37,873     1,937,583
                                                                -------------
                                                                   56,542,207
                                                                -------------
  PERSONAL PRODUCTS - 0.4%
  Estee Lauder Companies, Inc. - Class A(a).........     44,200     1,804,244
                                                                -------------
  PHARMACEUTICALS - 5.5%
  Abbott Laboratories...............................     27,459     1,337,528
  Biovail Corp......................................     19,100       404,156
  Cephalon, Inc.*(a)................................     31,900     2,246,079
  Eli Lilly & Co....................................     20,526     1,069,405
  Forest Laboratories, Inc.*........................     67,540     3,417,524
  King Pharmaceuticals, Inc.*(a)....................    127,100     2,023,432
  Medco Health Solutions, Inc.*.....................     11,900       635,936
  MedImmune, Inc.*..................................     45,000     1,456,650
  Merck & Co., Inc..................................     39,380     1,716,968
  Mylan Laboratories, Inc...........................    164,300     3,279,428
  Pfizer, Inc.......................................    194,276     5,031,748
  Schering-Plough Corp..............................     27,964       661,069
  Watson Pharmaceuticals, Inc.*.....................     74,000     1,926,220
  Wyeth.............................................     25,451     1,295,965
                                                                -------------
                                                                   26,502,108
                                                                -------------
  REAL ESTATE - 1.6%
  AvalonBay Communities, Inc. (REIT)................     13,300     1,729,665
  CB Richard Ellis Group, Inc. - Class A*...........     58,700     1,948,840
  Colonial Properties Trust (REIT)..................      6,000       281,280
  Essex Property Trust, Inc. (REIT).................      7,900     1,021,075
  Host Hotels & Resorts, Inc. (REIT)................      3,020        74,141
  Weingarten Realty Investors(a)....................     61,300     2,826,543
                                                                -------------
                                                                    7,881,544
                                                                -------------
  RETAIL - MULTILINE - 3.6%
  Costco Wholesale Corp.............................      9,227       487,831
  CVS Corp..........................................     61,672     1,906,282
  J.C. Penney Co., Inc..............................     62,400     4,827,264
  Target Corp.......................................     55,087     3,142,713
  Wal-Mart Stores, Inc..............................    157,010     7,250,722
                                                                -------------
                                                                   17,614,812
                                                                -------------

  ---------------------------------------------------------------------------
                                                                   VALUE
  SECURITY DESCRIPTION                                 SHARES     (NOTE 2)
  ---------------------------------------------------------------------------

  RETAIL - SPECIALTY - 2.8%
  American Eagle Outfitters, Inc....................     86,139 $   2,688,398
  Home Depot, Inc. (The)............................     73,428     2,948,869
  Lowe's Cos., Inc..................................     96,674     3,011,395
  Payless ShoeSource, Inc.*.........................     10,300       338,046
  TJX Cos., Inc. (The)..............................    153,340     4,373,257
                                                                -------------
                                                                   13,359,965
                                                                -------------
  ROAD & RAIL - 2.0%
  Burlington Northern Santa Fe Corp.................     31,717     2,341,032
  Canadian National Railway Co......................     47,500     2,043,925
  CSX Corp..........................................    110,166     3,793,015
  Union Pacific Corp................................     15,800     1,453,916
                                                                -------------
                                                                    9,631,888
                                                                -------------
  SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.7%
  Applied Materials, Inc............................     37,700       695,565
  Intel Corp........................................    132,999     2,693,230
  LSI Logic Corp.*(a)...............................    169,200     1,522,800
  Micron Technology, Inc.*..........................     63,900       892,044
  Texas Instruments, Inc............................     27,274       785,491
  Varian Semiconductor Equipment Associates, Inc.*..     38,370     1,746,602
                                                                -------------
                                                                    8,335,732
                                                                -------------
  SOFTWARE - 3.3%
  BMC Software, Inc.*...............................     88,105     2,836,981
  Compuware Corp.*..................................    106,300       885,479
  Microsoft Corp....................................    264,735     7,904,987
  Oracle Corp.*.....................................    169,500     2,905,230
  Sybase, Inc.*(a)..................................     49,572     1,224,428
                                                                -------------
                                                                   15,757,105
                                                                -------------
  TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.9%
  AT&T, Inc.........................................    244,933     8,756,355
  BCE, Inc.*(a).....................................     13,176       355,752
  Bell Alliant Regional Communications Income Fund
    (144A)(b).......................................      1,044        24,137
  BellSouth Corp....................................     52,227     2,460,414
  Corning, Inc.*....................................     30,464       569,981
  Qwest Communications International, Inc.* (a).....     75,700       633,609
  Sprint Nextel Corp................................     50,251       949,241
  Verizon Communications, Inc.......................    136,840     5,095,922
                                                                -------------
                                                                   18,845,411
                                                                -------------
  TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
  Millicom International Cellular S.A.*(a)..........      7,200       443,808
                                                                -------------
  TOBACCO - 0.7%
  Altria Group, Inc.................................     37,425     3,211,813
                                                                -------------
  Total Common Stocks (Cost $395,427,103)                         471,946,952
                                                                -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SHORT-TERM INVESTMENT - 1.0%
       State Street Bank and Trust Co.,
         Repurchase Agreement
         dated 12/29/06 at 2.550% to be
         repurchased at $4,838,370
         on 01/02/07 collateralized by
         $5,105,000 FNMA at 5.55% due 07/10/28
         with a value of $4,938,245.
         (Cost - $4,837,000).................. $ 4,837,000 $   4,837,000
                                                           -------------

       TOTAL INVESTMENTS - 98.7%
       (Cost $400,264,103)                                   476,783,952

       Other Assets and Liabilities (net) - 1.3%               6,204,367
                                                           -------------

       TOTAL NET ASSETS - 100.0%                           $ 482,988,319
                                                           =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $20,415,688 and the collateral received consisted of cash in the amount of $20,902,619.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $24,137 of net assets.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $471,946,952
   Repurchase Agreement                                                     4,837,000
   Cash                                                                       258,119
   Collateral on securities on loan                                        20,902,619
   Receivable for investments sold                                         22,966,886
   Dividends receivable                                                       580,641
   Interest receivable                                                          1,028
   Receivable from investment manager (Note 3)                                 41,457
                                                                         ------------
     Total assets                                                         521,534,702
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 17,166,806
     Trust shares redeemed                                                    132,779
     Collateral on securities on loan                                      20,902,619
     Investment advisory fee payable (Note 3)                                 267,284
     Administration fee payable                                                 4,457
     Custodian and accounting fees payable                                     46,106
   Accrued expenses                                                            26,332
                                                                         ------------
     Total liabilities                                                     38,546,383
                                                                         ------------
NET ASSETS                                                               $482,988,319
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $373,624,883
   Accumulated net realized gain                                           28,679,008
   Unrealized appreciation on investments                                  76,519,585
   Undistributed net investment income                                      4,164,843
                                                                         ------------
     Total                                                               $482,988,319
                                                                         ============
NET ASSETS
   Class A                                                               $482,988,319
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 21,406,745
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      22.56
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $395,427,103

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 6,158,930
   Interest (2)                                                                62,627
                                                                          -----------
       Total investment income                                              6,221,557
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,057,034
   Administration fees                                                         37,465
   Custody and accounting fees                                                 91,209
   Transfer agent fees                                                          8,946
   Audit                                                                       26,477
   Legal                                                                       24,991
   Trustee fees and expenses                                                    7,801
   Shareholder reporting                                                       16,771
   Insurance                                                                    6,286
   Organizational expense                                                       1,999
   Other                                                                        2,715
                                                                          -----------
       Total expenses                                                       2,281,694
       Less fees waived and expenses reimbursed by the manager               (225,909)
                                                                          -----------
   Net expenses                                                             2,055,785
                                                                          -----------
   Net investment income                                                    4,165,772
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                         28,678,877
       Foreign currency                                                          (798)
                                                                          -----------
   Net realized gain on investments and foreign currency                   28,678,079
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          6,747,025
                                                                          -----------
   Net change in unrealized appreciation on investments                     6,747,025
                                                                          -----------
   Net realized and unrealized gain (loss) on investments and foreign
       currency                                                            35,425,104
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $39,590,876
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    21,932
(2)Interest income includes net security lending income of:                    13,301

*  For the period 5/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                                                                         Period Ended
                                                                         December 31,
                                                                            2006*
                                                                         -------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  4,165,772
   Net realized gain on investments and foreign currency                   28,678,079
   Net change in unrealized appreciation on investments                     6,747,025
                                                                         ------------
   Net increase in net assets resulting from operations                    39,590,876
                                                                         ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                  679,679
   Net asset value of shares issued through acquisition
     Class A                                                              491,658,847
   Cost of shares repurchased
     Class A                                                              (48,941,083)
                                                                         ------------
   Net increase in net assets from capital share transactions             443,397,443
                                                                         ------------
TOTAL INCREASE IN NET ASSETS                                              482,988,319
   Net assets at beginning of period                                               --
                                                                         ------------
   Net assets at end of period                                           $482,988,319
                                                                         ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  4,164,843
                                                                         ============

*  For the period 05/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                           CLASS A
BATTERYMARCH GROWTH AND INCOME PORTFOLIO                                 ------------
                                                                           FOR THE
                                                                         PERIOD ENDED
                                                                         DECEMBER 31,
                                                                           2006(B)
                                                                         ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................    $20.73
                                                                            ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................      0.19(a)
Net Realized/Unrealized Gain on Investments.............................      1.64
                                                                            ------
Total from Investment Operations........................................      1.83
                                                                            ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................        --
Distributions from Net Realized Capital Gains...........................        --
                                                                            ------
Total Distributions.....................................................        --
                                                                            ------
NET ASSET VALUE, END OF PERIOD..........................................    $22.56
                                                                            ======
TOTAL RETURN                                                                  8.83%
Ratio of Expenses to Average Net Assets.................................      0.65%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates      0.72%*
Ratio of Net Investment Income (Loss) to Average Net Assets.............      1.32%*
Portfolio Turnover Rate.................................................      63.6%
Net Assets, End of Period (in millions).................................    $483.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Batterymarch Growth and Income Portfolio (formerly The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account")). On
May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the Travelers Account. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2006  % per annum    Average Daily Assets
---------                                ------------------ ----------- --------------------------

Batterymarch Growth and Income Portfolio     $2,057,034        0.65%    First $500 Million

                                                               0.55%    $500 Million to $1 Billion

                                                               0.50%    $1 Billion to $1.5 Billion

                                                               0.45%    $1.5 Billion to $2 Billion

                                                               0.40%    Over $2 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                           Maximum Expense Ratio
                                           under current Expense
                                           Limitation Agreement     Expenses
                                          ---------------------   Reimbursed in
 Portfolio                                Class A Class B Class E     2006
 ---------                                ------- ------- ------- -------------

 Batterymarch Growth and Income Portfolio  0.65%   0.90%*  0.80%*   $225,909

* Classes not offered during the period.

Expense limitation for Class A, on a permanent basis, is 0.65% on first $500 million of assets, 0.55% on next $500 million of assets, 0.50% on next $500 million of assets, 0.45% on next $500 million of assets, and 0.40% on assets over $2 billion.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            Shares Issued in               Net Increase
                                         Beginning Shares   Connection with      Shares     in Shares     Ending
                                          Shares    Sold  Acquisition (Note 8) Repurchased Outstanding    Shares
-                                        --------- ------ -------------------- ----------- ------------ ----------

Batterymarch Growth and Income Portfolio

 Class A

 05/01/2006-12/31/2006                      --     29,112      23,717,262      (2,339,629)  21,406,745  21,406,745

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

Batterymarch Growth and Income Portfolio       $--        $293,621,435        $--        $345,924,038

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Batterymarch Growth and Income Portfolio $403,841,577 $84,214,421   $(11,272,046)  $72,942,375

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
                                                 ----------- -----------

        Batterymarch Growth and Income Portfolio $20,415,688 $20,902,619

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
                                         ------------- ------------- ------------ ------------------ ------------

Batterymarch Growth and Income Portfolio  $7,582,742    $28,838,582  $72,942,112         $--         $109,363,436

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Batterymarch Growth and Income Portfolio (the "Batterymarch Portfolio") commenced operations after acquiring all of the net assets of The Travelers Growth and Income Stock Account for Variable Annuities (the "Travelers Account") pursuant to a plan of reorganization approved by the Travelers Account unit holders on April 27, 2006. In a tax-free transaction, the Travelers Account contributed net assets of $491,658,847, including unrealized gains of $69,772,560, in exchange for 23,717,262 Class A shares of the Batterymarch Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Batterymarch Growth and Income Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Batterymarch Growth and Income Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2006 and the results of its operations for the changes in its net assets and the financial highlights for the period May 1, 2006 (commencement of operations) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------

Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             Batterymarch Mid-Cap
                                Stock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

During the twelve month period ending December 31, 2006, the Batterymarch Mid-Cap Stock Portfolio returned 5.67% versus 10.32% for the S&P MidCap 400(R) Index.

YOUR PORTFOLIO

The impact of both stock selection and sector allocation were negative, for much of the period, albeit mixed on the sector level. Stock selection was especially strong in the consumer services, financial services - diversified and materials sectors, but not sufficient to offset negative selection in sectors like technology. Sector allocation detracted from performance overall, most notably overweights in energy and energy services.

The Portfolio's performance shortfall for the period occurred for the most part during the third quarter; our stock selection model had a particularly negative top-to-bottom quintile spread in August in an environment that did not reward fundamentals. In the last quarter, our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall, as well as for all but the expectations and technical dimensions.

At quarter-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price-to-earnings ratio and a strong two-year forward earnings growth rate. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

Global equity markets had positive returns for the second half of the year as worries about US interest rate hikes and rising oil prices that had persisted in the first half of the year dissipated. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects for near-term interest rate cuts in the US, oil and gas prices ended the year in a dramatic decline, helping to push US consumer confidence to its highest level since April.

Interestingly, of all the dimensions within our stock selection model, cash flow had the most positive top-to-bottom quintile spread for the year, potentially as a result of private equity activity. The year saw numerous mergers, acquisitions and private equity deals, but many takeover and consolidation candidates were names that our stock selection model did not find attractive. As a systematic manager seeking alpha through a disciplined process grounded in fundamental analysis, we like many active managers found the environment challenging. Our process requires a stock to rank attractively relative to its peers across each of the dimensions in our model and thus favors companies with sustained growth in cash flow and earnings, reasonable stock valuations, favorable forward prospects and positive technical price patterns.

The leading sectors within the benchmark for the year were telecommunications and real estate. The consumer cyclicals, energy, health care--services and health care sectors all posted negative returns for the year. Many health-care oriented names underperformed due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

OUTLOOK

The consensus economic forecast for the US anticipates continued growth in 2007 as the economy shakes off slowdowns in housing and manufacturing and as the US Federal Reserve begins to reduce interest rates. While many investors expect a rate cut by mid-year, this view does not appear to be unanimous. The decline in the US dollar is expected to continue or even accelerate.

The current positioning of our portfolios anticipates moderating but continuing growth in global economies. The US market continues to offer many attractive stocks with solid fundamentals and strong prospects across sectors, with some of the best opportunities in sectors that are not dependent upon consumer discretionary spending.

INVESTMENT RESEARCH UPDATE

The US Team introduced four factors during the third quarter. The first is a book to price measure which excludes intangibles, primarily goodwill, from book value. The second is an enhanced version of Tobin's Q ratio and examines a company's financial claims against the replacement value of its assets. The third compares historic cash flow patterns to Wall Street cash flow forecasts. Finally, a new capital acquisition ratio factor compares the company's funds from operations to its capital expenditures.

In addition to the above, two existing factors were revised. We incorporated a momentum component into the Short Interest Composite factor which measures shorting activity. We also refined the cost-of-equity calculation in one of our valuation factors. This measures a company's ability to generate earnings in excess of the equity cost of capital.

TEAM MANAGED

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA is a Co-Director and Senior Portfolio Manager with the Batterymarch U.S. investment team. He joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   NSTAR                             1.58%
                   ------------------------------------------
                   FMC Corp.                         1.51%
                   ------------------------------------------
                   American Eagle Outfitters, Inc.   1.47%
                   ------------------------------------------
                   American Financial Group, Inc.    1.44%
                   ------------------------------------------
                   Assurant, Inc.                    1.43%
                   ------------------------------------------
                   Allegheny Energy, Inc.            1.42%
                   ------------------------------------------
                   Ross Stores, Inc.                 1.39%
                   ------------------------------------------
                   OGE Energy Corp.                  1.30%
                   ------------------------------------------
                   A.G. Edwards, Inc.                1.26%
                   ------------------------------------------
                   Cummins, Inc.                     1.25%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                        [CHART]

Industrials                                   19.2%
Non-Cyclical                                  18.9%
Financials                                    16.3%
Cyclical                                      13.5%
Energy                                         9.4%
Utilities                                      6.8%
Basic Materials                                6.0%
Technology                                     6.0%
Communications                                 3.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BATTERYMARCH MID-CAP STOCK PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                BATTERYMARCH MID-CAP STOCK PORTFOLIO MANAGED BY
    BATTERYMARCH FINANCIAL MANAGEMENT, INC. VS. S&P MIDCAP 400(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                        S&P Midcap
                        400 Index           Fund
                        ---------           ----
      4/1/1997         $10,000            $10,000
    12/31/1997          13,425             13,438
    12/31/1998          15,989             15,710
    12/31/1999          18,343             17,827
    12/31/2000          21,555             20,788
    12/31/2001          21,424             19,951
    12/31/2002          18,316             17,094
    12/31/2003          24,838             22,994
    12/31/2004          28,931             26,777
    12/31/2005          32,563             30,103
    12/31/2006          35,928             31,810


    ------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the year ended 12/31/06)
    ------------------------------------------------------------
                                                       Since
                               1 Year 3 Year 5 Year Inception/3/
    ------------------------------------------------------------
    Batterymarch Mid-Cap Stock
--  Portfolio--Class A          5.67% 11.42%  9.65%   12.53%
    ------------------------------------------------------------
- - S&P MidCap 400(R) Index/1/ 10.32% 13.09% 10.89%   14.02%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 04/01/1997. Index returns are based on an inception date of 3/31/1997.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
BATTERYMARCH MID-CAP STOCK PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,019.90        $3.92
  Hypothetical (5% return before expenses)     1,000.00      1,021.32         3.92
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.77% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                 SHARES        (NOTE 2)
       ------------------------------------------------------------------------

       COMMON STOCKS - 99.5%
       AIR FREIGHT & LOGISTICS - 0.5%
       Ryder System, Inc........................     17,103    $     873,279
                                                               -------------
       AIRLINES - 0.9%
       Alaska Air Group, Inc.*..................      8,750          345,625
       Continental Airlines, Inc. - Class B*....     30,200        1,245,750
                                                               -------------
                                                                   1,591,375
                                                               -------------
       AUTO COMPONENTS - 0.7%
       Johnson Controls, Inc....................     13,520        1,161,638
                                                               -------------
       BANKS - 2.9%
       Credicorp, Ltd.(a).......................     14,100          577,254
       Cullen/Frost Bankers, Inc................     32,327        1,804,493
       Wilmington Trust Corp....................     16,389          691,124
       Zions Bancorporation(a)..................     22,783        1,878,231
                                                               -------------
                                                                   4,951,102
                                                               -------------
       BEVERAGES - 1.8%
       Molson Coors Brewing Co. - Class B.......     20,800        1,589,952
       Pepsi Bottling Group, Inc................     48,000        1,483,680
                                                               -------------
                                                                   3,073,632
                                                               -------------
       BIOTECHNOLOGY - 1.4%
       BioMarin Pharmaceutical, Inc.*...........     59,500          975,205
       Charles River Laboratories International,
         Inc.*..................................     14,734          637,246
       Illumina, Inc.*(a).......................     17,750          697,752
                                                               -------------
                                                                   2,310,203
                                                               -------------
       CHEMICALS - 4.2%
       Airgas, Inc..............................     21,312          863,562
       Albemarle Corp...........................     13,400          962,120
       FMC Corp.................................     33,134        2,536,408
       Methanex Corp............................     30,300          829,311
       Nalco Holding Co.*.......................     32,700          669,042
       Valspar Corp. (The)......................     46,600        1,288,024
                                                               -------------
                                                                   7,148,467
                                                               -------------
       COMMERCIAL SERVICES & SUPPLIES - 6.5%
       Allied Waste Industries, Inc.*...........    101,900        1,252,351
       Dun & Bradstreet Corp. (The)*............     10,200          844,458
       ITT Educational Services, Inc.*..........     17,700        1,174,749
       Korn/Ferry International*................     65,496        1,503,788
       Manpower, Inc............................     23,175        1,736,503
       MPS Group, Inc.*.........................    115,412        1,636,542
       Republic Services, Inc...................     39,276        1,597,355
       Sotheby's................................     22,100          685,542
       United Rentals, Inc.*(a).................     17,300          439,939
                                                               -------------
                                                                  10,871,227
                                                               -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.9%
       CommScope, Inc.*(a)......................     52,963        1,614,312
       Harris Corp..............................     35,354        1,621,335
                                                               -------------
                                                                   3,235,647
                                                               -------------

     ------------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ------------------------------------------------------------------------

     COMMUNICATIONS SERVICES - 0.5%
     Alliance Data Systems Corp.*................     13,694 $     855,464
                                                             -------------
     COMPUTERS & PERIPHERALS - 1.3%
     Seagate Technology(a).......................     20,662       547,543
     Western Digital Corp.*......................     83,848     1,715,530
                                                             -------------
                                                                 2,263,073
                                                             -------------
     CONSTRUCTION & ENGINEERING - 0.7%
     Granite Construction, Inc...................     22,160     1,115,091
                                                             -------------
     CONTAINERS & PACKAGING - 1.2%
     Pactiv Corp.*...............................     25,400       906,526
     Sonoco Products Co..........................     28,183     1,072,645
                                                             -------------
                                                                 1,979,171
                                                             -------------
     DISTRIBUTION/WHOLESALE - 0.7%
     CDW Corp....................................     16,605     1,167,664
                                                             -------------
     ELECTRIC UTILITIES - 6.8%
     Allegheny Energy, Inc.*.....................     52,200     2,396,502
     Avista Corp.................................     24,900       630,219
     Northeast Utilities.........................     25,500       718,080
     NSTAR.......................................     77,503     2,663,003
     OGE Energy Corp.............................     54,680     2,187,200
     Puget Energy, Inc...........................     61,845     1,568,389
     Wisconsin Energy Corp.......................     27,940     1,326,033
                                                             -------------
                                                                11,489,426
                                                             -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.2%
     Arrow Electronics, Inc.*....................     24,400       769,820
     Benchmark Electronics, Inc.*................     23,000       560,280
     Flextronics International, Ltd.*............     46,700       536,116
     Kemet Corp.*(a).............................    107,520       784,896
     Molex, Inc..................................     13,400       423,842
     Plexus Corp.*...............................     17,700       422,676
     Thomas & Betts Corp.*.......................     35,258     1,666,998
     Vishay Intertechnology, Inc.*...............     75,700     1,024,978
     WESCO International, Inc.*(a)...............     15,440       908,027
                                                             -------------
                                                                 7,097,633
                                                             -------------
     ENERGY EQUIPMENT & SERVICES - 1.6%
     Cameron International Corp.*................     17,551       931,081
     FMC Technologies, Inc.*.....................     18,680     1,151,248
     Global Industries, Ltd.*....................     50,900       663,736
                                                             -------------
                                                                 2,746,065
                                                             -------------
     FINANCIAL - DIVERSIFIED - 3.9%
     A.G. Edwards, Inc...........................     33,500     2,120,215
     Fidelity National Information Services, Inc.     16,000       641,440
     First Marblehead Corp. (The)(a).............     25,838     1,412,019
     Raymond James Financial, Inc................     47,800     1,448,818
     SEI Investments Co..........................     16,200       964,872
                                                             -------------
                                                                 6,587,364
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       --------------------------------------------------------------------

       FOOD PRODUCTS - 1.4%
       Herbalife, Ltd.*........................     20,700 $     831,312
       Hormel Foods Corp.......................     38,550     1,439,457
                                                           -------------
                                                               2,270,769
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.2%
       Applera Corp............................     41,400     1,518,966
       Dade Behring Holdings, Inc..............     15,292       608,775
       Henry Schein, Inc.*.....................     14,800       724,904
       Hillenbrand Industries, Inc.............     24,250     1,380,552
       West Pharmaceutical Services, Inc.......     22,310     1,142,941
                                                           -------------
                                                               5,376,138
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 3.4%
       Health Net, Inc.*.......................     42,818     2,083,524
       Humana, Inc.*...........................     29,095     1,609,244
       Manor Care, Inc.(a).....................     11,338       531,979
       WellCare Health Plans, Inc.*............     20,550     1,415,895
                                                           -------------
                                                               5,640,642
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 1.3%
       Bob Evans Farms, Inc....................     32,069     1,097,401
       Darden Restaurants, Inc.................     27,314     1,097,204
                                                           -------------
                                                               2,194,605
                                                           -------------
       HOUSEHOLD DURABLES - 1.0%
       Newell Rubbermaid, Inc..................     37,995     1,099,955
       Stanley Works (The).....................     11,800       593,422
                                                           -------------
                                                               1,693,377
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 0.9%
       Harsco Corp.............................      8,600       654,460
       Trinity Industries, Inc.(a).............     24,350       857,120
                                                           -------------
                                                               1,511,580
                                                           -------------
       INDUSTRIALS - 0.7%
       Crane Co................................     31,333     1,148,041
                                                           -------------
       INSURANCE - 5.8%
       American Financial Group, Inc...........     67,576     2,426,672
       Arch Capital Group, Ltd.*...............     20,165     1,363,356
       Assurant, Inc.(a).......................     43,500     2,403,375
       Everest Reinsurance Group, Ltd..........      7,900       775,069
       Fidelity National Financial, Inc........      8,800       210,144
       Philadelphia Consolidated Holding Corp.*     19,100       851,096
       W.R. Berkley Corp.......................     51,221     1,767,637
                                                           -------------
                                                               9,797,349
                                                           -------------
       INTERNET & CATALOG RETAIL - 0.4%
       Nutri/System, Inc.*.....................      9,600       608,544
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.5%
       Acxiom Corp.............................     21,950       563,018
       RealNetworks, Inc.*(a)..................     30,280       331,263
                                                           -------------
                                                                 894,281
                                                           -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       MACHINERY - 4.3%
       Cummins, Inc............................     17,806 $   2,104,313
       Dover Corp..............................     17,400       852,948
       Manitowoc Co., Inc. (The)...............     25,400     1,509,522
       Terex Corp.*(a).........................     19,400     1,252,852
       Timken Co. (The)........................     53,695     1,566,820
                                                           -------------
                                                               7,286,455
                                                           -------------
       MEDIA - 0.3%
       Shaw Communications, Inc. - Class B.....     17,000       539,070
                                                           -------------
       METALS & MINING - 4.3%
       Arch Coal, Inc.(a)......................     21,450       644,143
       Commercial Metals Co....................     42,000     1,083,600
       Mueller Industries, Inc.................     15,200       481,840
       Nucor Corp..............................     35,572     1,944,366
       Precision Castparts Corp................     19,249     1,506,812
       Reliance Steel & Aluminum Co............     26,300     1,035,694
       Southern Copper Corp.(a)................     11,518       620,705
                                                           -------------
                                                               7,317,160
                                                           -------------
       OIL & GAS - 7.4%
       ENSCO International, Inc.(a)............     24,691     1,236,031
       Frontier Oil Corp.(a)...................     51,570     1,482,122
       Grant Prideco, Inc.*....................      5,280       209,986
       Helmerich & Payne, Inc..................     26,142       639,695
       Holly Corp..............................     32,650     1,678,210
       Newfield Exploration Co.*...............     10,500       482,475
       Noble Energy, Inc.......................     25,904     1,271,109
       Pride International, Inc.*..............     41,325     1,240,163
       Questar Corp............................      9,156       760,406
       RPC, Inc.(a)............................     31,350       529,188
       Tidewater, Inc.(a)......................     34,703     1,678,237
       Unit Corp.*.............................     24,500     1,187,025
                                                           -------------
                                                              12,394,647
                                                           -------------
       PHARMACEUTICALS - 3.0%
       Cephalon, Inc.*(a)......................     16,600     1,168,806
       Endo Pharmaceuticals Holdings, Inc.*....     26,098       719,783
       King Pharmaceuticals, Inc.*.............     70,400     1,120,768
       Perrigo Co..............................     56,100       970,530
       Vertex Pharmaceuticals, Inc.*...........     27,250     1,019,695
                                                           -------------
                                                               4,999,582
                                                           -------------
       REAL ESTATE - 4.5%
       AMB Property Corp. (REIT)...............     22,785     1,335,429
       BRE Properties, Inc. - Class A (REIT)(a)     11,300       734,726
       CB Richard Ellis Group, Inc. - Class A*.     53,697     1,782,741
       FelCor Lodging Trust, Inc. (REIT).......     35,500       775,320
       Hospitality Properties Trust (REIT).....     35,189     1,672,533
       Jones Lang LaSalle, Inc.................     13,520     1,246,138
                                                           -------------
                                                               7,546,887
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BATTERYMARCH MID-CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

          ---------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ---------------------------------------------------------------

          RETAIL - MULTILINE - 0.9%
          J.C. Penney Co., Inc...............     20,100 $   1,554,936
                                                         -------------
          RETAIL - SPECIALTY - 7.0%
          Abercrombie & Fitch Co. - Class A..      6,900       480,447
          American Eagle Outfitters, Inc.....     79,602     2,484,378
          AnnTaylor Stores Corp.*............     25,520       838,077
          Charming Shoppes, Inc.*............     52,100       704,913
          Dollar Tree Stores, Inc.*..........     49,133     1,478,903
          Limited Brands, Inc................     40,000     1,157,600
          Men's Wearhouse, Inc. (The)........     23,900       914,414
          Nordstrom, Inc.....................     12,200       601,948
          Ross Stores, Inc...................     79,645     2,333,599
          TJX Cos., Inc. (The)...............     29,200       832,784
                                                         -------------
                                                            11,827,063
                                                         -------------
          ROAD & RAIL - 1.2%
          CSX Corp...........................     59,800     2,058,914
                                                         -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
          Integrated Device Technology, Inc.*     58,550       906,354
          Lam Research Corp.*................     21,107     1,068,436
          Micron Technology, Inc.*...........     33,200       463,472
          ON Semiconductor Corp.*(a).........    109,400       828,158
                                                         -------------
                                                             3,266,420
                                                         -------------
          SOFTWARE - 0.9%
          BEA Systems, Inc.*.................     50,100       630,258
          Cognos, Inc.*......................      9,150       388,509
          Compuware Corp.*...................     53,000       441,490
                                                         -------------
                                                             1,460,257
                                                         -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
          Amdocs, Ltd.*......................     38,700     1,499,625
          Qwest Communications International,
            Inc.*(a).........................     34,400       287,928
                                                         -------------
                                                             1,787,553
                                                         -------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Polo Ralph Lauren Corp.............     14,220     1,104,325
                                                         -------------
          TOBACCO - 0.9%
          Loews Corp. - Carolina Group.......     23,900     1,546,808
                                                         -------------
          TRANSPORTATION - 0.8%
          Overseas Shipholding Group, Inc.(a)     23,640     1,330,932
                                                         -------------
          Total Common Stocks
            (Cost $151,295,187)..............              167,673,856
                                                         -------------

     ------------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ------------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 0.9%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 2.550% to
       be repurchased at $1,420,402 on
       01/02/07 collateralized by $1,445,000
       FNMA at 5.200% due 11/20/09 with a
       value of $1,450,419.
       (Cost - $1,420,000)...................... $ 1,420,000 $   1,420,000
                                                             -------------

     TOTAL INVESTMENTS - 100.4%
     (Cost $152,715,187)                                       169,093,856

     Other Assets and Liabilities (net) - (0.4%)                  (620,153)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 168,473,703
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $17,163,192 and the collateral received consisted of cash in the amount of $17,567,430.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $167,673,856
   Repurchase Agreement                                                     1,420,000
   Cash                                                                           516
   Collateral on securities on loan                                        17,567,430
   Receivable for investments sold                                            626,061
   Dividends receivable                                                       121,510
   Interest receivable                                                            302
                                                                         ------------
     Total assets                                                         187,409,675
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    478,651
     Trust shares redeemed                                                    679,970
     Collateral on securities on loan                                      17,567,430
     Investment advisory fee payable (Note 3)                                 100,690
     Administration fee payable                                                 1,942
     Custodian and accounting fees payable                                     36,935
   Accrued expenses                                                            70,354
                                                                         ------------
     Total liabilities                                                     18,935,972
                                                                         ------------
NET ASSETS                                                               $168,473,703
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $131,499,690
   Accumulated net realized gain                                           19,973,534
   Unrealized appreciation on investments                                  16,378,659
   Undistributed net investment income                                        621,820
                                                                         ------------
     Total                                                               $168,473,703
                                                                         ============
NET ASSETS
   Class A                                                               $168,473,703
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  8,672,542
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      19.43
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $151,295,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $ 2,108,509
   Interest (2)                                                                    91,803
                                                                              -----------
       Total investment income                                                  2,200,312
                                                                              -----------
EXPENSES:
   Investment advisory fee (Note 3)                                             1,320,129
   Administration fees                                                             59,547
   Custody and accounting fees                                                     76,383
   Transfer agent fees                                                              7,996
   Audit                                                                           27,546
   Legal                                                                           31,908
   Trustee fees and expenses                                                       21,210
   Shareholder reporting                                                              978
   Insurance                                                                       29,911
   Other                                                                            4,404
                                                                              -----------
       Total expenses                                                           1,580,012
       Less fees waived and expenses reimbursed by the manager                     (1,833)
       Less broker commission recapture                                           (42,924)
                                                                              -----------
   Net expenses                                                                 1,535,255
                                                                              -----------
   Net investment income                                                          665,057
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                             19,814,993
       Futures contracts                                                          126,899
       Foreign currency                                                                (2)
                                                                              -----------
          Net realized gain on investments, futures contracts, and
            foreign currency                                                   19,941,890
                                                                              -----------
   Net change in unrealized depreciation on:
       Investments                                                             (8,708,563)
                                                                              -----------
   Net change in unrealized depreciation on investments                        (8,708,563)
                                                                              -----------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                    11,233,327
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $11,898,384
                                                                              ===========

------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $     1,084
(2)Interest income includes net security lending income of:                        22,031

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

BATTERYMARCH MID-CAP STOCK PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    665,057  $  1,336,856
   Net realized gain on investments, futures contracts and foreign
       currency                                                            19,941,890    34,942,734
   Net change in unrealized depreciation on investments                    (8,708,563)  (13,003,160)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    11,898,384    23,276,430
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,174,440)           --
   From net realized gains
     Class A                                                              (35,038,269)   (2,217,847)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (36,212,709)   (2,217,847)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                9,835,078    16,734,545
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               36,212,709     2,217,847
   Cost of shares repurchased
     Class A                                                              (60,207,276)  (30,891,516)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (14,159,489)  (11,939,124)
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (38,473,814)    9,119,459
   Net assets at beginning of period                                      206,947,517   197,828,058
                                                                         ------------  ------------
   Net assets at end of period                                           $168,473,703  $206,947,517
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    621,820  $  1,338,933
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
BATTERYMARCH MID-CAP STOCK PORTFOLIO                                     -----------------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                           2006       2005      2004++   2003++   2002++
                                                                         ------    ------     ------     ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $21.96    $19.76     $17.49     $13.11  $ 15.41
                                                                         ------    ------     ------     ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................  0.07 (a)   0.14 (a)   0.05 (a)   0.05     0.03
Net Realized/Unrealized Gain (Loss) on Investments......................   1.32      2.29       2.82 (a)   4.38    (2.23)
                                                                         ------    ------     ------     ------  -------
Total from Investment Operations........................................   1.39      2.43       2.87       4.43    (2.20)
                                                                         ------    ------     ------     ------  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.13)       --      (0.05)     (0.05)   (0.08)
Distributions from Net Realized Capital Gains...........................  (3.79)    (0.23)     (0.55)        --    (0.02)
                                                                         ------    ------     ------     ------  -------
Total Distributions.....................................................  (3.92)    (0.23)     (0.60)     (0.05)   (0.10)
                                                                         ------    ------     ------     ------  -------
NET ASSET VALUE, END OF PERIOD.......................................... $19.43    $21.96     $19.76     $17.49  $ 13.11
                                                                         ======    ======     ======     ======  =======
TOTAL RETURN                                                               5.67%    12.42%     16.45%     33.75%  (14.32)%
Ratio of Expenses to Average Net Assets.................................   0.81%     0.82%      0.80%(b)   0.82%    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.84%     0.82%      0.82%      0.82%    0.85 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.35%     0.68%      0.28%      0.38%    0.23 %
Portfolio Turnover Rate.................................................  142.2%    116.0%      91.0%      61.0%    67.0 %
Net Assets, End of Period (in millions)................................. $168.5    $207.0     $198.0     $165.0  $ 111.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Batterymarch Mid-Cap Stock Portfolio, formerly a separate series of The Travelers Series Trust ("TST")--Batterymarch Mid Cap Stock Portfolio. On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Batterymarch Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2006  % per annum Average Daily Assets
---------                            ------------------ ----------- --------------------

Batterymarch Mid-Cap Stock Portfolio     $1,320,129        0.70%    All

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                               Expenses Deferred in
                                                                       2006
                                                               --------------------
                                       Maximum Expense Ratio
                                       under current Expense
                                       Limitation Agreement    Subject to repayment
                                     -----------------------    until December 31,
Portfolio                            Class A Class B  Class E          2011
---------                            ------- -------  -------  --------------------

Batterymarch Mid-Cap Stock Portfolio   0.95%   1.20%*   1.10%*        $1,833

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                        Shares Issued
                                                           Through                Net Decrease
                                     Beginning  Shares    Dividend      Shares     in Shares    Ending
                                      Shares     Sold   Reinvestment  Repurchased Outstanding   Shares
Batterymarch Mid-Cap Stock Portfolio ---------- ------- ------------- ----------- ------------ ---------
            Class A

             12/31/2006               9,425,641 474,125   1,795,375   (3,022,599)   (753,099)  8,672,542

             12/31/2005              10,011,726 813,071     110,067   (1,509,223)   (586,085)  9,425,641

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Batterymarch Mid-Cap Stock Portfolio       $--        $266,170,222        $--        $310,832,885

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross        Gross         Net
                                      Income Tax   Unrealized   Unrealized   Unrealized
Portfolio                                Cost     Appreciation Depreciation Appreciation
---------                            ------------ ------------ ------------ ------------

Batterymarch Mid-Cap Stock Portfolio $152,746,090 $20,233,649  $(3,885,883) $16,347,766

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

          Batterymarch Mid-Cap Stock Portfolio $17,163,192 $17,567,430

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income Long-Term Capital Gain         Total
                                     --------------- ---------------------- ----------------------
                                        2006    2005    2006        2005       2006        2005
                                     ---------- ---- ----------- ---------- ----------- ----------

Batterymarch Mid-Cap Stock Portfolio $8,859,151 $--  $27,353,558 $2,217,847 $36,212,709 $2,217,847

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ -----------

Batterymarch Mid-Cap Stock Portfolio   $621,820     $20,004,438  $16,347,756         $--         $36,974,014

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Batterymarch Mid-Cap Stock Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Mid-Cap Stock Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                             High Yield Portfolio
                   (formerly Federated High Yield Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/06
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

The U.S. fixed income markets experienced some volatility in 2006 as short-term rates rose more than long-term yields. The broad-market Lehman Brothers Aggregate Bond Index/1/ gained 4.33% for the 12-month period. The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points below the 4.41% yield on the two-year Treasury note. At the end of the 12-month period on December 31, 2006, the 10- and two-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year. The yield on the two-year note peaked at 5.29% in late June 2006, and then dipped to a low of 4.52% in early December. The 10-year Treasury yield reached a high of 5.25% late in the second quarter of 2006 before falling to a low of 4.43% in early December.

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index was up 10.76% in 2006, with returns strengthening in the final months of the year despite negative technical factors weighing on the secondary market and the slowdown in domestic housing. These negatives were offset by steady Federal Reserve policy, low default rates and continued strength in the equity markets. Performance of lower quality credits outpaced that of higher quality names in the fourth quarter, a theme that was prevalent throughout 2006.

The Federal Reserve Board ("Fed") raised the target federal funds rate in five increments of 0.25% during the year, bringing the target rate from 4.00% to 5.25%. However, the Fed held the rate steady at its meetings on August 8, September 20, October 25 and December 12, 2006.

PORTFOLIO REVIEW

Effective August 21, 2006, BlackRock Financial Management, Inc. ("BlackRock") assumed management of the BlackRock High Yield Portfolio (formerly, Federated High Yield Portfolio) in Met Investors Series Trust. The Portfolio's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. The management team evaluates sectors of the high yield market and individual bonds within these sectors, relying heavily on in-depth, bottom-up credit research to identify securities that have the potential for above-average total return.

After BlackRock assumed management of the Portfolio, the management team began to transition the Portfolio to more accurately reflect BlackRock's investment style and portfolio allocations. Notably, we increased Portfolio exposure to the automotive sector, participating heavily in Ford's large new issuance calendar toward the end of the fourth quarter. Other changes during the period included reductions to Portfolio positions in wirelines, building materials and oil field services.

--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.


At December 31, 2006, the Portfolio's largest allocations were to the media non-cable, gaming and information technology sectors. Our largest sector overweight versus the benchmark, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, was to the wireless telecommunications sector. Our largest underweight versus the benchmark was to the electric sector. The Portfolio ended the period with an average credit quality of B+, a modified duration of
5.07 years and a nominal yield of 7.86%. From a credit perspective, the Portfolio is underweight in BB-rated bonds.

JEFF GARY
SCOTT AMERO
Portfolio Managers
BLACKROCK FINANCIAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, due 03/15/12)                            1.55%
     ----------------------------------------------------------------------
     Rainbow National Services LLC (10.375%, due 09/01/14)         1.48%
     ----------------------------------------------------------------------
     Federal Home Loan Bank (4.800%, due 01/02/07)                 1.42%
     ----------------------------------------------------------------------
     CCH II LLC, Series B (10.250%, due 09/15/10)                  1.35%
     ----------------------------------------------------------------------
     American Towers, Inc. (7.250%, due 12/01/11)                  1.17%
     ----------------------------------------------------------------------
     Intelsat Bermuda, Ltd. (11.250%, due 06/15/16)                1.10%
     ----------------------------------------------------------------------
     Cablevision Systems Corp., Series B (9.870%, due 04/01/09)    1.09%
     ----------------------------------------------------------------------
     North American Energy Partners, Inc. (8.750%, due 12/01/11)   1.09%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, due 03/01/14)   1.05%
     ----------------------------------------------------------------------
     Freescale Semiconductor, Inc. (9.125%, due 12/15/14)          1.03%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                       [CHART]

Domestic Bonds & Debt Securities                 99.0%
Convertible Bonds                                 0.7%
Common Stocks                                     0.2%
Warrants                                          0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/06
MANAGED BY BLACKROCK FINANCIAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                   BLACKROCK HIGH YIELD PORTFOLIO MANAGED BY
                   BLACKROCK FINANCIAL MANAGEMENT, INC. VS.
       LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                   Lehman HY Index            Fund
                   ---------------            ----
12/31/1996             $10,000              $10,000
12/31/1997              11,276               11,185
12/31/1998              11,487               11,469
12/31/1999              11,761               11,554
12/31/2000              11,072               10,706
12/31/2001              11,808               11,146
12/31/2002              11,642               11,414
12/31/2003              16,343               14,102
12/31/2004              18,162               15,366
12/31/2005              18,660               15,776
12/31/2006              20,789               17,325


    --------------------------------------------------------------
                                 Average Annual Return/2/
                              (for the year ended 12/31/06)
    --------------------------------------------------------------
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/3/
    --------------------------------------------------------------
    BlackRock High Yield
--  Portfolio--Class A    9.81% 7.52%   9.55%  6.27%     6.81%
    --------------------------------------------------------------
    Lehman Brothers
    U.S. Corporate High
    Yield 2% Issuer Cap
- - Index/1/             10.76% 8.15%  10.20%  6.63%     7.01%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 08/30/1996. Index returns are based on an inception date of 8/31/1996.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
BLACKROCK HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,069.50        $5.11
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.99
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 96.6%
     AEROSPACE & DEFENSE - 2.4%
     Alliant Techsystems, Inc. 6.750%, due
       04/01/16.................................. $   275,000 $    275,687
     Argo-Tech Corp. 9.250%, due 06/01/11........     200,000      217,000
     DRS Technologies, Inc. 6.625%, due
       02/01/16..................................     300,000      303,750
     L-3 Communications Corp.
      5.875%, due 01/15/15.......................      60,000       58,200
      6.375%, due 10/15/15.......................     200,000      199,000
     Sequa Corp. 9.000%, due 08/01/09............     250,000      268,750
     Standard Aero Holdings, Inc. 8.250%, due
       09/01/14..................................     550,000      558,250
                                                              ------------
                                                                 1,880,637
                                                              ------------
     AGRICULTURE - 0.5%
     Reynolds American, Inc. 7.750%, due
       06/01/18..................................     350,000      373,293
                                                              ------------
     APPAREL & TEXTILES - 0.3%
     Levi Strauss & Co. 12.250%, due 12/15/12....     225,000      251,438
                                                              ------------
     AUTO COMPONENTS - 3.5%
     American Tire Distributors Holdings, Inc.
       10.750%, due 04/01/13.....................     150,000      142,125
     Cooper-Standard Automotive, Inc. 7.000%,
       due 12/15/12..............................     325,000      293,312
     Goodyear Tire & Rubber Co. (The)
      9.140%, due 12/01/09 (144A)(a)(b)..........      50,000       50,375
      7.857%, due 08/15/11.......................      70,000       70,700
      8.625%, due 12/01/11 (144A)(a).............     515,000      534,312
      4.000%, due 06/15/34.......................      80,000      144,800
     Keystone Automotive Operations, Inc. 9.750%,
       due 11/01/13..............................      25,000       24,875
     Lear Corp. 8.750%, due 12/01/16
       (144A)(a).................................     290,000      281,663
     Metaldyne Corp. 10.000%, due 11/01/13.......      40,000       43,000
     Stanadyne Corp., Series 1 10.000%, due
       08/15/14..................................     250,000      258,125
     Stanadyne Holdings, Inc. 0.000%/12.000%,
       due 02/15/15(c)...........................     125,000       85,625
     Titan International, Inc. 8.000%, due
       01/15/12 (144A)(a)........................      60,000       60,675
     TRW Automotive, Inc. 9.375%, due
       02/15/13..................................     450,000      484,875
     United Rentals North America, Inc. 7.750%,
       due 11/15/13..............................     200,000      201,750
                                                              ------------
                                                                 2,676,212
                                                              ------------
     AUTOMOBILES - 1.1%
     Ford Motor Co. 7.450%, due 07/16/31.........     500,000      395,000

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTOMOBILES - CONTINUED
     General Motors Corp.
      7.125%, due 07/15/13....................... $   200,000 $    189,000
      8.375%, due 07/15/33.......................     320,000      297,600
                                                              ------------
                                                                   881,600
                                                              ------------
     AUTOMOTIVE LOANS - 1.9%
     Ford Motor Credit Co.
      5.800%, due 01/12/09.......................     510,000      500,975
      5.700%, due 01/15/10.......................      50,000       47,963
      8.110%, due 01/13/12(b)....................     350,000      347,247
     General Motors Acceptance Corp. 6.875%,
       due 09/15/11..............................     550,000      564,695
                                                              ------------
                                                                 1,460,880
                                                              ------------
     BUILDING MATERIALS - 1.6%
     Ainsworth Lumber Co., Ltd. 9.110%, due
       10/01/10(b)...............................     230,000      195,500
     CPG International I, Inc. 10.500%, due
       07/01/13..................................     155,000      158,681
     Goodman Global Holding Co., Inc.
      8.360%, due 06/15/12(b)....................      72,000       73,260
      7.875%, due 12/15/12.......................     250,000      246,875
     Nortek, Inc. 8.500%, due 09/01/14...........     485,000      477,725
     Texas Industries, Inc. 7.250%, due
       07/15/13..................................      50,000       51,000
                                                              ------------
                                                                 1,203,041
                                                              ------------
     BUSINESS SERVICES - 1.1%
     Affinion Group, Inc. 11.500%,
       due 10/15/15..............................     100,000      106,250
     Lamar Media Corp.
      7.250%, due 01/01/13.......................     175,000      179,156
      6.625%, due 08/15/15.......................     100,000       99,625
     RH Donnelley Corp.
      10.875%, due 12/15/12......................     275,000      301,125
      8.875%, due 01/15/16.......................     140,000      147,700
                                                              ------------
                                                                   833,856
                                                              ------------
     CHEMICALS - 2.6%
     Equistar Chemicals LP/Equistar Funding Corp.
       10.125%, due 09/01/08.....................     250,000      266,875
     Innophos, Inc. 8.875%, due 08/15/14.........     325,000      331,500
     Lyondell Chemical Co. 8.250%, due
       09/15/16..................................     505,000      532,775
     Mosaic Co./The 7.625%, due 12/01/16
       (144A)(a).................................     120,000      124,950
     Nalco Co. 8.875%, due 11/15/13..............     275,000      292,531
     Nova Chemicals Corp.
      6.500%, due 01/15/12.......................      50,000       47,625
      8.502%, due 11/15/13(b)....................     205,000      206,025

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Union Carbide Chemicals & Plastics Co., Inc.
       7.875%, due 04/01/23...................... $   175,000 $    190,119
     Union Carbide Corp. 7.500%, due
       06/01/25..................................      50,000       53,427
                                                              ------------
                                                                 2,045,827
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 2.9%
     Avis Budget Car Rental LLC/Avis Budget
       Finance, Inc. 7.750%, due 05/15/16
       (144A)(a).................................     400,000      387,000
     Brand Services, Inc. 12.000%, due
       10/15/12..................................     325,000      360,223
     DI Finance/DynCorp International, Series B
       9.500%, due 02/15/13......................     225,000      239,625
     FTI Consulting, Inc. 7.750%, due 10/01/16
       (144A)(a).................................     400,000      417,000
     Insurance Auto Auctions, Inc. 11.000%, due
       04/01/13..................................     275,000      312,125
     iPayment, Inc. 9.750%, due 05/15/14.........     310,000      320,075
     Mobile Services Group, Inc. 9.750%, due
       08/01/14 (144A)(a)........................      75,000       78,750
     NCO Group, Inc. 10.244%, due 11/15/13
       (144A)(a)(b)..............................      20,000       19,950
     Quebecor World, Inc. 9.750%, due 01/15/15
       (144A)(a).................................     120,000      121,350
                                                              ------------
                                                                 2,256,098
                                                              ------------
     COMPUTERS & PERIPHERALS - 0.5%
     Advanced Micro Devices, Inc. 7.750%, due
       11/01/12..................................      40,000       41,600
     Seagate Technology HDD Holdings 6.800%,
       due 10/01/16..............................      95,000       95,950
     SMART Modular Technologies, Inc. 10.860%,
       due 04/01/12(b)...........................     162,000      171,720
     Sungard Data Systems, Inc. 9.973%, due
       08/15/13(b)...............................      40,000       41,750
                                                              ------------
                                                                   351,020
                                                              ------------
     CONSTRUCTION & ENGINEERING - 0.8%
     Esco Corp. 8.625%, due 12/15/13
       (144A)(a).................................     140,000      144,550
     Sunstate Equipment Co. LLC 10.500%, due
       04/01/13 (144A)(a)........................     470,000      499,375
                                                              ------------
                                                                   643,925
                                                              ------------
     CONTAINERS & PACKAGING - 2.9%
     Ball Corp. 6.625%, due 03/15/18.............     250,000      249,375
     Berry Plastics Holding Corp.
      8.875%, due 09/15/14 (144A)(a).............     535,000      545,700
      9.235%, due 09/15/14 (144A)(a)(b)..........     115,000      117,013
     Crown Americas LLC & Crown Americas
       Capital Corp. 7.750%, due 11/15/15........     275,000      286,688

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONTAINERS & PACKAGING - CONTINUED
      Graphic Packaging International Corp.
        9.500%, due 08/15/13.................... $   390,000 $    413,400
      Pregis Corp. 12.375%, due 10/15/13
        (144A)(a)...............................     320,000      348,000
      Russell-Stanley Holdings, Inc. 9.000%, due
        11/30/08 (144A)*(a)(e)(f)(g)(h).........      18,258        5,079
      Smurfit-Stone Container Enterprises, Inc.
        9.750%, due 02/01/11....................     289,000      299,476
                                                             ------------
                                                                2,264,731
                                                             ------------
      ELECTRIC UTILITIES - 5.7%
      AES Ironwood LLC 8.857%, due 11/30/25.....     455,799      513,913
      AES Red Oak LLC, Series B 9.200%, due
        11/30/29................................     650,000      736,125
      CMS Energy Corp. 7.500%, due 01/15/09.....     300,000      310,875
      Edison Mission Energy
       7.730%, due 06/15/09.....................     225,000      234,000
       7.750%, due 06/15/16.....................     400,000      426,000
      Elwood Energy LLC 8.159%, due 07/05/26....     328,500      344,850
      FPL Energy National Wind 6.125%, due
        03/25/19 (144A)(a)......................     113,984      110,623
      Mirant Americas Generation LLC 8.300%, due
        05/01/11................................     700,000      721,000
      NorthWestern Corp. 5.875%, due
        11/01/14................................      75,000       73,804
      NRG Energy, Inc.
       7.250%, due 02/01/14.....................     125,000      126,250
       7.375%, due 02/01/16.....................     325,000      327,438
      Orion Power Holdings, Inc. 12.000%, due
        05/01/10................................     310,000      353,400
      PSEG Energy Holdings LLC 8.625%, due
        02/15/08................................      82,000       84,460
      TECO Energy, Inc. 6.750%, due 05/01/15....      75,000       78,750
                                                             ------------
                                                                4,441,488
                                                             ------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      NXP BV/NXP Funding LLC 9.500%, due
        10/15/15 (144A)(a)......................     275,000      283,250
      Superior Essex Communications LLC/Essex
        Group, Inc. 9.000%, due 04/15/12........     210,000      219,450
                                                             ------------
                                                                  502,700
                                                             ------------
      ENERGY - 0.3%
      SemGroup LP 8.750%, due 11/15/15
        (144A)(a)...............................     210,000      212,100
                                                             ------------
      ENTERTAINMENT & LEISURE - 3.7%
      AMC Entertainment, Inc. 9.875%, due
        02/01/12................................     150,000      158,250
      American Casino & Entertainment Properties
        LLC 7.850%, due 02/01/12................     225,000      230,906
      Cinemark USA, Inc. 9.000%, due 02/01/13...     150,000      159,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ENTERTAINMENT & LEISURE - CONTINUED
      Cinemark, Inc. 0.000%/9.750%, due
        03/15/14(c).............................. $   500,000 $    431,875
      Penn National Gaming, Inc. 6.750%, due
        03/01/15.................................     250,000      246,250
      Pokagon Gaming Authority 10.375%, due
        06/15/14 (144A)(a).......................     370,000      407,000
      Seneca Gaming Corp. 7.250%, due
        05/01/12.................................     465,000      475,462
      Steinway Musical Instruments, Inc. 7.000%,
        due 03/01/14 (144A)(a)...................      75,000       73,688
      Virgin River Casino Corp. 9.000%, due
        01/15/12.................................     200,000      208,000
      Waterford Gaming LLC 8.625%, due
        09/15/12 (144A)(a).......................     445,000      472,813
                                                              ------------
                                                                 2,863,994
                                                              ------------
      ENVIRONMENTAL SERVICES - 0.7%
      Aleris International, Inc. 9.000%, due
        12/15/14 (144A)(a).......................     250,000      253,125
      Casella Waste Systems, Inc. 9.750%, due
        02/01/13.................................     250,000      263,125
                                                              ------------
                                                                   516,250
                                                              ------------
      FINANCIAL - DIVERSIFIED - 3.4%
      AAC Group Holding Corp. 12.750%, due
        10/01/12.................................       2,895        3,098
      BCP Crystal U.S. Holdings Corp. 9.625%, due
        06/15/14.................................     179,000      198,690
      Britannia Bulk Plc 11.000%, due
        12/01/11 (144A)(a).......................      80,000       75,500
      CCM Merger, Inc. 8.000%, due
        08/01/13 (144A)(a).......................     270,000      265,275
      Idearc, Inc. 8.000%, due
        11/15/16 (144A)(a).......................     180,000      183,600
      Momentive Performance Materials, Inc.
       10.125%, due 12/01/14 (144A)(a)...........     200,000      202,000
       11.500%, due 12/01/16 (144A)(a)...........     100,000       98,500
      Nalco Finance Holdings, Inc. 0.000%/9.000%,
        due 02/01/14(c)..........................     216,000      176,040
      Southern Star Central Corp. 6.750%, due
        03/01/16.................................      50,000       50,125
      UGS Corp. 10.000%, due 06/01/12............     375,000      410,625
      Visant Corp. 7.625%, due 10/01/12..........     250,000      254,375
      Wimar Opco LLC 9.625%, due
        12/15/14 (144A)(a).......................     270,000      268,650
      Wind Aquisition Holdings Finance 12.540%,
        due 12/21/11.............................     430,000      435,912
                                                              ------------
                                                                 2,622,390
                                                              ------------
      FOOD & DRUG RETAILING - 0.2%
      Swift & Co. 12.500%, due 01/01/10..........     155,000      159,263
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FOOD PRODUCTS - 0.4%
      B&G Foods, Inc. 8.000%, due 10/01/11....... $   225,000 $    228,375
      Eagle Family Foods, Inc., Series B 8.750%,
        due 01/15/08.............................     125,000       91,875
                                                              ------------
                                                                   320,250
                                                              ------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
      Safety Products Holdings, Inc. 11.750%, due
        01/01/12(f)..............................     291,377      314,687
      Universal Hospital Services, Inc. 10.125%,
        due 11/01/11.............................     230,000      246,675
      VWR International, Inc. 8.000%, due
        04/15/14.................................     250,000      258,750
                                                              ------------
                                                                   820,112
                                                              ------------
      HEALTH CARE PROVIDERS & SERVICES - 2.0%
      Accellent, Inc. 10.500%, due 12/01/13......     435,000      453,487
      Bio-Rad Laboratories, Inc. 6.125%, due
        12/15/14.................................     225,000      218,813
      Concentra Operating Corp.
       9.500%, due 08/15/10......................     225,000      237,375
       9.125%, due 06/01/12......................     175,000      184,625
      Healthsouth Corp.
       11.354%, due 06/15/14 (144A)(a)(b)........     230,000      246,100
       10.750%, due 06/15/16 (144A)(a)...........     105,000      113,531
      Tenet Healthcare Corp.
       9.250%, due 02/01/15......................      55,000       55,275
       6.875%, due 11/15/31......................      70,000       56,525
                                                              ------------
                                                                 1,565,731
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 3.9%
      Caesars Entertainment, Inc.
       7.875%, due 03/15/10......................     275,000      288,062
       8.125%, due 05/15/11......................     130,000      136,663
      Gaylord Entertainment Co. 6.750%, due
        11/15/14.................................     175,000      174,563
      Harrah's Operating Co., Inc. 5.750%, due
        10/01/17.................................     440,000      369,334
      Mandalay Resort Group
       10.250%, due 08/01/07.....................     550,000      565,812
       9.500%, due 08/01/08......................     125,000      131,875
       9.375%, due 02/15/10......................      18,000       19,350
       8.500%, due 09/15/10......................     150,000      161,250
      MGM MIRAGE, Inc. 9.750%, due 06/01/07......     150,000      152,625
      Station Casinos, Inc.
       6.000%, due 04/01/12......................     570,000      543,637
       6.500%, due 02/01/14......................     200,000      178,750
       7.750%, due 08/15/16......................      75,000       75,938
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        6.625%, due 12/01/14.....................     225,000      224,719
                                                              ------------
                                                                 3,022,578
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HOUSEHOLD PRODUCTS - 1.5%
     Glenoit Corp. 11.000%, due
       04/15/07*(e)(g)(h)........................ $    50,000 $          0
     Norcraft Cos. LP/Norcraft Finance Corp.
       9.000%, due 11/01/11......................     150,000      156,000
     Norcraft Holdings LP/Norcraft Capital Corp.
       0.000%/9.750%, due 09/01/12(c)............     400,000      340,000
     Sealy Mattress Co. 8.250%, due 06/15/14.....     150,000      157,500
     Spectrum Brands, Inc.
      7.375%, due 02/01/15.......................     490,000      426,300
      8.500%, due 10/01/13.......................     100,000       94,000
                                                              ------------
                                                                 1,173,800
                                                              ------------
     INDUSTRIAL - DIVERSIFIED - 2.0%
     Bombardier Inc. 8.000%, due 11/15/14
       (144A)(a).................................     100,000      103,000
     ERICO International Corp. 8.875%, due
       03/01/12..................................     300,000      323,079
     Hexcel Corp. 6.750%, due 02/01/15...........     145,000      143,550
     Norcross Safety Products LLC/Norcoss Capital
       Co., Series B 9.875%, due 08/15/11........     250,000      267,500
     Nutro Products, Inc. 10.750%, due
       04/15/14 (144A)(a)........................     175,000      192,063
     RBS Global, Inc. / Rexnord Corp.
      9.500%, due 08/01/14 (144A)(a).............     230,000      240,350
      11.750%, due 08/01/16 (144A)(a)............     235,000      246,750
                                                              ------------
                                                                 1,516,292
                                                              ------------
     LEISURE EQUIPMENT & PRODUCTS - 0.4%
     Riddell Bell Holdings 8.375%, due
       10/01/12..................................     115,000      112,988
     Travelport, Inc.
      9.875%, due 09/01/14 (144A)(a).............     130,000      131,300
      9.994%, due 09/01/14 (144A)(a)(b)..........      55,000       53,625
      11.875%, due 09/01/16 (144A)(a)............      15,000       15,450
                                                              ------------
                                                                   313,363
                                                              ------------
     MACHINERY - 0.3%
     Clark Material Handling Company, Series D
       10.750%, due 11/15/06*(e)(g)(h)...........     150,000            0
     Terex Corp. 7.375%, due 01/15/14............     205,000      209,100
                                                              ------------
                                                                   209,100
                                                              ------------
     MEDIA - 9.4%
     Cablevision Systems Corp., Series B 9.870%,
       due 04/01/09(b)...........................     800,000      848,000
     CBD Media Holdings LLC 9.250%, due
       07/15/12..................................      95,000       99,394
     CCH I Holdings LLC 9.920%, due 04/01/14.....     110,000       95,563
     CCH II LLC, Series B 10.250%, due
       09/15/10..................................   1,000,000    1,048,750

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     MEDIA - CONTINUED
     Charter Communications 10.250%, due
       09/15/10................................... $   500,000 $    525,625
     DirecTV Holdings LLC/DirecTV Financing Co.
       8.375%, due 03/15/13.......................     436,000      455,620
     Echostar DBS Corp.
      6.375%, due 10/01/11........................      30,000       29,888
      7.000%, due 10/01/13........................     445,000      446,669
     IESY Repository GMBH 10.375%, due
       02/15/15 (144A)(a).........................     150,000      146,437
     Impress Holdings BV 8.512%, due
       09/15/13 (144A)(a)(b)......................     460,000      465,472
     Network Communications, Inc. 10.750%, due
       12/01/13...................................     275,000      279,125
     Nielsen Finance LLC/Nielsen Finance Co.
      10.000%, due 08/01/14 (144A)(a).............     550,000      598,812
      0.000%/12.500%, due 08/01/16
        (144A)(a)(c)..............................     140,000       97,125
     Primedia, Inc. 8.000%, due 05/15/13..........     600,000      583,500
     Rainbow National Services LLC 10.375%, due
       09/01/14 (144A)(a).........................   1,025,000    1,144,156
     Videotron 6.375%, due 12/15/15...............     175,000      171,937
     Young Broadcasting, Inc. 10.000%, due
       03/01/11...................................     300,000      286,500
                                                               ------------
                                                                  7,322,573
                                                               ------------
     METALS & MINING - 1.7%
     AK Steel Corp. 7.750%, due 06/15/12..........     230,000      232,875
     Alpha Natural Resources LLC/Alpha Natural
       Resources Capital Corp. 10.000%, due
       06/01/12...................................     140,000      152,600
     California Steel Industries, Inc. 6.125%, due
       03/15/14...................................     130,000      124,475
     Ispat Inland ULC 9.750%, due 04/01/14........     500,000      559,489
     Russel Metals, Inc. 6.375%, due 03/01/14.....     230,000      220,513
                                                               ------------
                                                                  1,289,952
                                                               ------------
     OFFICE FURNISHING & SUPPLIES - 0.9%
     Xerox Corp.
      9.750%, due 01/15/09........................     400,000      434,000
      7.625%, due 06/15/13........................     225,000      237,375
                                                               ------------
                                                                    671,375
                                                               ------------
     OIL & GAS - 6.7%
     El Paso Corp.
      6.950%, due 12/15/07........................     175,000      177,406
      8.050%, due 10/15/30........................     150,000      167,250
      7.800%, due 08/01/31........................     275,000      301,812
     El Paso Production Holding Co. 7.750%, due
       06/01/13...................................     175,000      183,969

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Foundation Pennsylvania Coal Co. 7.250%,
       due 08/01/14.............................. $   200,000 $    204,500
     Grant Prideco, Inc. 6.125%, due 08/15/15....      75,000       73,500
     KCS Energy, Inc. 7.125%, due 04/01/12.......     420,000      410,550
     North American Energy Partners, Inc. 8.750%,
       due 12/01/11..............................     835,000      843,350
     Range Resources Corp.
      7.375%, due 07/15/13.......................     200,000      206,000
      6.375%, due 03/15/15.......................     200,000      196,000
     Tennessee Gas Pipeline Co.
      7.500%, due 04/01/17.......................     150,000      164,421
      8.375%, due 06/15/32.......................     450,000      549,090
     Transcontinental Gas Pipe Line Corp.
      8.875%, due 07/15/12.......................     610,000      692,350
      6.400%, due 04/15/16.......................     125,000      126,875
     Williams Companies, Inc.
      7.625%, due 07/15/19.......................     425,000      456,875
      7.875%, due 09/01/21.......................     425,000      457,937
                                                              ------------
                                                                 5,211,885
                                                              ------------
     OIL & GAS EXPLORATION & PRODUCTION - 3.9%
     Chaparral Energy, Inc. 8.500%, due
       12/01/15..................................      70,000       70,000
     Chesapeake Energy Corp. 6.875%, due
       11/15/20..................................     400,000      395,000
     Compagnie Generale de Geophysique SA
       7.500%, due 05/15/15......................      80,000       80,800
     Denbury Resources, Inc. 7.500%, due
       04/01/13..................................     200,000      204,000
     Encore Acquisition Co. 6.000%, due
       07/15/15..................................     300,000      275,250
     EXCO Resources, Inc. 7.250%, due
       01/15/11..................................     220,000      224,400
     Hilcorp Energy I/Hilcorp Finance Co. 9.000%,
       due 06/01/16 (144A)(a)....................     100,000      106,250
     Newfield Exploration Co. 6.625%, due
       09/01/14..................................     125,000      125,625
     OPTI Canada, Inc. 8.250%, due
       12/15/14 (144A)(a)........................     350,000      361,375
     Range Resources Corp. 7.500%, due
       05/15/16..................................      75,000       77,250
     Sabine Pass LNG LP 7.500%, due
       11/30/16 (144A)(a)........................     285,000      284,644
     Stone Energy Corp. 8.124%, due
       07/15/10 (144A)(a)(b).....................     240,000      238,800
     Whiting Petroleum Corp. 7.250%, due
       05/01/12-05/01/13.........................     575,000      579,312
                                                              ------------
                                                                 3,022,706
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 3.6%
      Abitibi-Consolidated, Inc. 6.000%, due
        06/20/13................................. $   270,000 $    217,350
      Boise Cascade LLC 7.125%, due 10/15/14.....     775,000      753,687
      Bowater Canada Finance 7.950%, due
        11/15/11.................................     425,000      418,625
      Bowater, Inc. 8.360%, due 03/15/10(b)......     240,000      243,600
      Domtar, Inc. 7.875%, due 10/15/11..........     170,000      177,225
      Jefferson Smurfit Corp. 8.250%, due
        10/01/12.................................     175,000      171,500
      NewPage Corp.
       10.000%, due 05/01/12.....................     230,000      243,800
       12.000%, due 05/01/13.....................     530,000      563,125
      Verso Paper Holdings LLC/Verson Paper, Inc.
        11.375%, due 08/01/16 (144A)(a)..........      20,000       21,100
                                                              ------------
                                                                 2,810,012
                                                              ------------
      PHARMACEUTICALS - 0.5%
      Angiotech Pharmaceuticals, Inc.
       9.103%, due 12/01/13 (144A)(a)(b).........     410,000      417,175
       7.750%, due 04/01/14 (144A)(a)............       5,000        4,375
                                                              ------------
                                                                   421,550
                                                              ------------
      PUBLISHING - 1.2%
      Dex Media West, Series B 9.875%, due
        08/15/13.................................     488,000      534,360
      Dex Media, Inc. 0.000%/9.000%, due
        11/15/13(c)..............................     225,000      201,938
      Primedia, Inc. 8.875%, due 05/15/11........     175,000      179,375
                                                              ------------
                                                                   915,673
                                                              ------------
      REAL ESTATE - 0.9%
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%, due
        02/15/13.................................     250,000      252,500
      Ventas Realty LP/Ventas Capital Corp.
       6.625%, due 10/15/14......................     250,000      256,875
       7.125%, due 06/01/15......................      75,000       79,125
       6.500%, due 06/01/16......................     100,000      103,000
                                                              ------------
                                                                   691,500
                                                              ------------
      RETAIL - MULTILINE - 2.6%
      Autonation, Inc.
       7.374%, due 04/15/13(b)...................     100,000      101,000
       7.000%, due 04/15/14......................      75,000       75,937
      Buffets, Inc. 12.500%, due 11/01/14
        (144A)(a)................................     160,000      162,000
      Burlington Coat Factory Warehouse Corp.
        11.125%, due 04/15/14 (144A)(a)..........     230,000      225,400
      EPL Finance Corp. 11.750%, due 11/15/13....     150,000      163,500
      Michaels Stores, Inc.
       10.000%, due 11/01/14 (144A)(a)...........     200,000      209,000
       11.375%, due 11/01/16 (144A)(a)...........     510,000      534,225

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     RETAIL - MULTILINE - CONTINUED
     Neiman Marcus Group, Inc. (The) 9.000%,
       due 10/15/15............................... $   220,000 $    241,175
     United Auto Group, Inc. 7.750%, due
       12/15/16 (144A)(a).........................     290,000      292,900
                                                               ------------
                                                                  2,005,137
                                                               ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
     Amkor Technologies, Inc. 7.750%, due
       05/15/13...................................      90,000       83,138
     Conexant Systems, Inc. 9.126%, due
       11/15/10 (144A)(a)(b)......................     130,000      132,600
     Freescale Semiconductor, Inc.
      9.125%, due 12/15/14 (144A)(a)..............     800,000      799,000
      9.244%, due 12/15/14 (144A)(a)(b)...........      80,000       79,700
                                                               ------------
                                                                  1,094,438
                                                               ------------
     SOFTWARE - 1.5%
     Serena Software, Inc. 10.375%, due
       03/15/16...................................     150,000      159,938
     SS&C Technologies, Inc. 11.750%, due
       12/01/13...................................     225,000      245,250
     Sungard Data Systems, Inc.
      9.125%, due 08/15/13(a).....................     310,000      327,050
      10.250%, due 08/15/15(144A).................     275,000      294,937
     UGS Capital Corp. II 10.348%, due
       06/01/11 (144A)(a)(b)(f)...................     162,821      167,706
                                                               ------------
                                                                  1,194,881
                                                               ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 9.0%
     BCM Ireland Preferred Equity, Ltd. 10.597%,
       due 02/15/17 (144A)(a).....................     140,000      183,820
     Citizens Communications Co. 6.250%, due
       01/15/13...................................      25,000       24,656
     Cricket Communications, Inc. 9.375%, due
       11/01/14 (144A)(a).........................     220,000      233,200
     Intelsat Bermuda, Ltd. 11.250%, due
       06/15/16 (144A)(a).........................     775,000      854,438
     Intelsat Intermediate 0.000%/ 9.250%, due
       02/01/15(c)................................     540,000      413,100
     Intelsat Subsidiary Holding Co., Ltd. 8.625%,
       due 01/15/15...............................     175,000      182,875
     Lucent Technologies, Inc.
      6.500%, due 01/15/28........................     100,000       92,750
      6.450%, due 03/15/29........................     250,000      231,875
     Nordic Telephone Holdings Co. 8.875%, due
       05/01/16 (144A)(a).........................     175,000      188,125
     Nortel Networks, Ltd.
      9.624%, due 07/15/11 (144A)(a)(b)...........     385,000      407,619
      10.125%, due 07/15/13 (144A)(a).............     115,000      124,775
     PanAmSat Corp. 9.000%, due 08/15/14..........     163,000      172,984

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Qwest Corp.
       8.875%, due 03/15/12..................... $ 1,075,000 $  1,202,656
       7.125%, due 11/15/43.....................     200,000      193,000
      Rogers Wireless Communications, Inc.
        6.375%, due 03/01/14....................     800,000      814,000
      Valor Telecommunications Enterprise
        7.750%, due 02/15/15....................     200,000      216,250
      West Corp.
       9.500%, due 10/15/14 (144A)(a)...........      20,000       20,100
       11.000%, due 10/15/16 (144A)(a)..........     580,000      588,700
      Wind Acquisition Finance S.A. 10.750%, due
        12/01/15 (144A)(a)......................     600,000      685,500
      Windstream Corp. 8.625%, due
        08/01/16 (144A)(a)......................     100,000      110,000
                                                             ------------
                                                                6,940,423
                                                             ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 4.8%
      American Towers, Inc. 7.250%, due
        12/01/11................................     875,000      910,000
      Centennial Communications Corp.
       10.000%, due 01/01/13....................     200,000      213,750
       11.110%, due 01/01/13(b).................     125,000      132,812
       8.125%, due 02/01/14.....................     100,000      103,125
      Cincinnati Bell, Inc. 7.250%, due 07/15/13     695,000      722,800
      Dobson Cellular Systems, Inc. 8.375%, due
        11/01/11 (144A)(a)......................     600,000      635,250
      MetroPCS Wireless, Inc. 9.250%, due
        11/01/14 (144A)(a)......................     385,000      404,250
      Rural Cellular Corp. 8.250%, due
        03/15/12................................     535,000      559,744
                                                             ------------
                                                                3,681,731
                                                             ------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.0%
      Pillowtex Corp. 9.000%, due
        12/15/49*(e)(h).........................     175,000            0
                                                             ------------
      TRANSPORTATION - 0.2%
      Holt Group, Inc. 9.750%, due
        01/15/06*(e)(g)(h)......................     100,000            0
      Navios Maritime Holdings, Inc. 9.500%, due
        12/15/14 (144A)(a)......................     180,000      178,120
                                                             ------------
                                                                  178,120
                                                             ------------
      Total Domestic Bonds & Debt Securities
      (Cost $72,934,494)                                       74,833,925
                                                             ------------

      CONVERTIBLE BONDS - 0.7%
      AUTOMOBILES - 0.4%
      Ford Motor Co. 4.250%, due 12/15/36.......     315,000      338,231
                                                             ------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      FiberTower Corp. 9.000%, due
        11/15/12 (144A)(a)......................     170,000      203,788
                                                             ------------
      Total Convertible Bonds
      (Cost $485,656)                                             542,019
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.(e)(h)............................... $        45 $     30,266
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings, Inc.
        (144a)*(a)(e)(h).........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc..............................       5,715      114,415
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc...................................       1,775       44,801
      Viatel Holding Bermuda, Ltd.*..............       1,237            6
                                                              ------------
                                                                    44,807
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              189,488
                                                              ------------
      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A expires 04/30/11*(e)(h).........          26       12,406
      General Chemical Industrial Products, Inc.,
        Series B expires 04/30/11*(e)(h).........          19        5,634
                                                              ------------
                                                                    18,040
                                                              ------------
      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions Plc Corp. expires 10/01/13
        (144a)*(d)(h)............................         100        1,600
                                                              ------------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)(h)..........................         901            0
                                                              ------------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires 10/15/11
        (144a)*(a)(h)............................          75            1
                                                              ------------
      XM Satellite Radio Holdings, Inc. - Class A
        expires 03/15/10*........................         125          875
                                                              ------------
                                                                       876
                                                              ------------
      METALS & MINING - 0.1%
      ACP Holding Co. 09/30/13 (144a)*(d)(h).....      30,652       43,679
                                                              ------------
      Total Warrants
      (Cost $104,472)                                               64,195
                                                              ------------

      SHORT-TERM INVESTMENT - 1.4%
      Federal Home Loan Bank Discount Notes
        4.800%, due 01/02/07(i)
        (Cost - $1,099,853)......................   1,100,000    1,099,853
                                                              ------------

      TOTAL INVESTMENTS - 99.0%
      (Cost $75,212,700)                                        76,729,480

      Other Assets and Liabilities (net) - 1.0%                    784,089
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 77,513,569
                                                              ============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $71,206,783 of net assets.

(b) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(c) Security is a "step up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $45,279 of net assets

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Security is in default and/or issuer is in bankruptcy.

(h) Illiquid securities representing in the aggregate 1.27% of net assets.

(i) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the BlackRock High Yield Portfolio at December 31, 2006, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.43%
                           BBB                             1.42%
                           BB                             20.34%
                           B                              53.14%
                           Below B                        21.08%
                           Equities/Other                  2.59%
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                                                     ACQUISITION
                                                                      COST AS A             VALUE AS A
                                            ACQUISITION ACQUISITION PERCENTAGE OF          PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES             DATES       COST      NET ASSETS    VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------------
ACP Holdings Co. expires 09/30/13            10/17/03      $ --         0.00%     $ 43,679     0.06%
                                                           ----         ----      --------     ----
MDP Acquisitions Plc Corp. expires 10/01/13  05/02/03        --         0.00         1,600     0.00
                                                           ----         ----      --------     ----
                                                           $ --         0.00%     $ 45,279     0.06%
                                                           ====         ====      ========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

BLACKROCK HIGH YIELD PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $ 76,729,480
   Cash                                                                        35,757
   Cash denominated in foreign currencies**                                       145
   Receivable for investments sold                                            432,307
   Dividends receivable                                                         2,437
   Interest receivable                                                      1,477,784
   Unrealized appreciation on forward currency contracts (Note 6)                 210
   Receivable from investment adviser (Note 3)                                 18,272
                                                                         ------------
     Total assets                                                          78,696,392
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    862,307
     Trust shares redeemed                                                    149,023
     Investment advisory fee payable (Note 3)                                  39,592
     Administration fee payable                                                 1,205
     Custodian and accounting fees payable                                     35,704
   Accrued expenses                                                            94,992
                                                                         ------------
     Total liabilities                                                      1,182,823
                                                                         ------------
NET ASSETS                                                               $ 77,513,569
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 83,479,894
   Distributions in excess of net realized gain                           (13,456,991)
   Unrealized appreciation on investments and foreign currency              1,516,989
   Undistributed net investment income                                      5,973,677
                                                                         ------------
     Total                                                               $ 77,513,569
                                                                         ============
NET ASSETS
   Class A                                                               $ 77,513,569
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  8,693,022
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       8.92
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost                                                    $ 75,212,700
**Cost of cash denominated in foreign currencies                                  146

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

BLACKROCK HIGH YIELD PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $   94,058
   Interest                                                                    6,441,762
                                                                              ----------
       Total investment income                                                 6,535,820
                                                                              ----------
EXPENSES:
   Investment advisory fee (Note 3)                                              488,192
   Administration fees                                                            26,460
   Custody and accounting fees                                                    78,127
   Transfer agent fees                                                             7,996
   Audit                                                                          29,824
   Legal                                                                          60,740
   Trustee fees and expenses                                                      16,772
   Shareholder reporting                                                          34,404
   Insurance                                                                      11,739
   Other                                                                           3,044
                                                                              ----------
       Total expenses                                                            757,298
       Less fees waived and expenses reimbursed by the manager                   (24,994)
                                                                              ----------
   Net expenses                                                                  732,304
                                                                              ----------
   Net investment income                                                       5,803,516
                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                               326,000
       Foreign currency                                                           (1,994)
                                                                              ----------
          Net realized gain on investments and foreign currency                  324,006
                                                                              ----------
   Net change in unrealized appreciation on:
       Investments                                                             1,259,373
       Foreign currency                                                              214
                                                                              ----------
   Net change in unrealized appreciation on investments                        1,259,587
                                                                              ----------
   Net realized and unrealized gain on investments and foreign
       currency                                                                1,583,593
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $7,387,109
                                                                              ==========

-----------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $      945

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

BLACKROCK HIGH YIELD PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  5,803,516  $  6,227,230
   Net realized gain (loss) on investments and foreign currency               324,006      (653,965)
   Net change in unrealized appreciation (depreciation) on investments      1,259,587    (3,435,888)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                     7,387,109     2,137,377
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (6,446,629)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (6,446,629)           --
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                7,639,361     9,104,584
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                6,446,629            --
   Cost of shares repurchased
     Class A                                                              (21,516,716)  (14,175,437)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions              (7,430,726)   (5,070,853)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                               (6,490,246)   (2,933,476)
   Net assets at beginning of period                                       84,003,815    86,937,291
                                                                         ------------  ------------
   Net assets at end of period                                           $ 77,513,569  $ 84,003,815
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  5,973,677  $  6,128,422
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
BLACKROCK HIGH YIELD PORTFOLIO                                           --------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------
                                                                            2006       2005      2004++     2003++     2002++
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.84     $ 8.62     $ 8.41     $ 7.37     $ 8.55
                                                                         ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.63 (a)   0.63 (a)   0.64       0.65 (a)   0.74 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.19      (0.41)      0.23       1.00 (a)  (0.46)(a)
                                                                         ------     ------     ------     ------     ------
Total from Investment Operations........................................   0.82       0.22       0.87       1.65       0.28
                                                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.74)        --      (0.66)     (0.61)     (1.46)
Distributions from Net Realized Capital Gains...........................     --         --         --         --         --
                                                                         ------     ------     ------     ------     ------
Total Distributions.....................................................  (0.74)        --      (0.66)     (0.61)     (1.46)
                                                                         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.92     $ 8.84     $ 8.62     $ 8.41     $ 7.37
                                                                         ======     ======     ======     ======     ======
TOTAL RETURN                                                               9.81%      2.55%     10.38%     22.39%      3.72%
Ratio of Expenses to Average Net Assets.................................   0.93%      0.87%      0.83%(b)   0.90%      0.89%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.96%      0.87%      0.87%      0.90%      0.89%
Ratio of Net Investment Income to Average Net Assets....................   7.34%      7.28%      7.42%      7.93%      9.09%
Portfolio Turnover Rate.................................................   88.9%      36.0%      38.0%      57.0%      58.0%
Net Assets, End of Period (in millions).................................  $77.5      $84.0      $87.0      $76.0      $48.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The Investment Manager waived a portion of its management fee for the year ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is BlackRock High Yield Portfolio (formerly a separate series of The Travelers Series Trust ("TST")--formerly Federated High Yield Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                            Expiring   Expiring   Expiring   Expiring
Portfolio                         Total    12/31/2009 12/31/2010 12/31/2011 12/31/2013
---------                      ----------- ---------- ---------- ---------- ----------

BlackRock High Yield Portfolio $13,235,077 $4,592,238 $6,217,956 $1,599,086  $825,797

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1, 2006, the Federated High Yield Portfolio, a series of The Travelers Series Trust, was reorganized into the Federated High Yield Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,291,427. The losses incurred by the Portfolio are subject to an annual limitation of $3,740,137.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Financial Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

On May 23, 2006, Federated Investment Management Company resigned as the investment adviser for the Federated High Yield Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved BlackRock Financial Management, Inc. as the new investment adviser for the Portfolio. Effective August 21, 2006, the Portfolio changed its name to the BlackRock High Yield Portfolio and the new investment adviser became BlackRock Financial Management, Inc.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                Management Fees
                               earned by Manager
                               for the year ended
Portfolio                      December 31, 2006  % per annum Average Daily Assets
---------                      ------------------ ----------- --------------------

BlackRock High Yield Portfolio      $488,192         0.60%            ALL

Prior to May 1, 2006, the management fee for the Portfolio was 65 basis points. The management fee earned for the period January 1, 2006 through April 30, 2006 was $176,255.

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                         Expenses Deferred in
                                                                 2006
                                                         --------------------
                                  Maximum Expense Ratio
                                  under current Expense
                                  Limitation Agreement   Subject to repayment
                                 ---------------------    until December 31,
  Portfolio                      Class A Class B Class E         2011
  ---------                      ------- ------- ------- --------------------

  BlackRock High Yield Portfolio  0.95%   1.20%*  1.10%*       $24,994

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                    Shares Issued
                                                       Through                Net Decrease
                               Beginning   Shares     Dividend      Shares     in Shares    Ending
                                Shares      Sold    Reinvestment  Repurchased Outstanding   Shares
-                              ---------- --------- ------------- ----------- ------------ ---------

BlackRock High Yield Portfolio

 Class A

 12/31/2006                     9,506,138   881,620    772,051    (2,466,787)   (813,116)  8,693,022

 12/31/2005                    10,090,819 1,055,705         --    (1,640,386)   (584,681)  9,506,138

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                         Purchases                        Sales
                               ------------------------------ ------------------------------
                               U.S. Government Non-Government U.S. Government Non-Government
-                              --------------- -------------- --------------- --------------

BlackRock High Yield Portfolio       $--        $67,437,699         $--        $71,338,978

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal       Gross         Gross
                               Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                         Cost     Appreciation (Depreciation)  Appreciation
---------                      ----------- ------------ -------------- --------------

BlackRock High Yield Portfolio $75,434,613  $2,540,214   $(1,245,352)    $1,294,862

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2006, were as follows:

Forward Foreign Currency Contracts to Sell:

                                                                           Net Unrealized
                                        Value at                           Appreciation/
Settlement Date Contacts to Deliver December 31, 2006 In Exchange for US $ (Depreciation)
--------------- ------------------- ----------------- -------------------- --------------
  01/10/2007        91,000 EUR          $120,143            $119,974           $(169)
  01/10/2007        29,000 EUR            38,287              38,604             317
  01/10/2007        20,000 EUR            26,405              26,467              62
                                                                               -----

                                                                               $ 210
                                                                               =====

EUR - Euro

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income Long-Term Capital Gain      Total
                                   --------------- ---------------------- ---------------
                                      2006    2005 2006        2005          2006    2005
    -                              ---------- ---- ----        ----       ---------- ----

    BlackRock High Yield Portfolio $6,446,629 $--  $--         $--        $6,446,629 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                               Undistributed Undistributed     Net
                                 Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                  Income         Gain      Appreciation   and Deferrals       Total
-                              ------------- ------------- ------------ ------------------ -----------

BlackRock High Yield Portfolio  $5,973,886        $--       $1,295,076     $(13,235,077)   $(5,966,115)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Western Asset Management High Yield Bond Portfolio, a series of Metropolitan Series Fund, Inc., in exchange for shares of BlackRock High Yield Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock High Yield Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock High Yield Portfolio, formerly Federated High Yield Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                   BlackRock
                           Large-Cap Core Portfolio
                  (formerly Mercury Large-Cap Core Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/06
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

ECONOMIC OVERVIEW & OUTLOOK

The U.S. equity markets posted solid gains in 2006, with the broad-market S&P 500(R) Index/1/ climbing 15.79% for the year. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000(R) Value Index/2/ rose 22.25% while the Russell 1000(R) Growth Index/3/ returned 9.07% during the period. In addition, shares of small- and mid-cap companies modestly outperformed large-cap stocks.

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ends with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

We believe that 2007 likely will feature continued rotation away from domestic growth and the consumer toward business fixed investments, exports and other sources of non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer companies with exposure to foreign sales, those that have the ability to increase dividends, and are generally larger and higher quality. Along with the


--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

usual unpredictable geopolitical risks and the headline risk associated with populist politics, we expect volatility levels to move up from their record-low levels.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2006, BlackRock Large-Cap Core Portfolio gained 14.25%, while its benchmark, the Russell 1000(R) Index, returned 15.46%. The Portfolio manager held overweight positions relative to the benchmark in information technology, energy, healthcare and materials. There were underweights in the financials, consumer staples, telecommunication services, utilities, industrials and consumer discretionary sectors.

The Portfolio's performance versus the benchmark was hindered by an underweight position and stock selection in consumer staples, an overweight and security selection in healthcare, an overweight in information technology, and underweights in telecommunication services, financials and utilities. Stock selection in the materials, industrials, financials, information technology and consumer discretionary sectors had a positive effect on the relative return.

The investment objective of the BlackRock Large-Cap Core Portfolio is to seek long-term growth of capital through investments primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

ROBERT C. DOLL
Portfolio Manager
BLACKROCK ADVISORS, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/06
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Exxon Mobil Corp.                       4.33%
                ------------------------------------------------
                Citigroup, Inc.                         2.98%
                ------------------------------------------------
                Microsoft Corp.                         2.85%
                ------------------------------------------------
                Pfizer, Inc.                            2.39%
                ------------------------------------------------
                Johnson & Johnson                       2.37%
                ------------------------------------------------
                JPMorgan Chase & Co.                    2.21%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.19%
                ------------------------------------------------
                International Business Machines Corp.   2.15%
                ------------------------------------------------
                Chevron Corp.                           2.13%
                ------------------------------------------------
                Hewlett-Packard Co.                     1.89%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]


Non-Cyclical           19.6%
Technology             18.0%
Financials             16.3%
Energy                 14.2%
Cyclical               11.6%
Communications          9.1%
Industrials             8.0%
Basic Materials         3.0%
Utilities               0.2%

--------------------------------------------------------------------------------
BLACKROCK LARGE-CAP CORE PORTFOLIO                  FOR THE YEAR ENDED 12/31/06
MANAGED BY BLACKROCK ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                 BLACKROCK LARGE-CAP CORE PORTFOLIO MANAGED BY
             BLACKROCK ADVISORS, LLC VS. RUSSELL 1000(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                Russell 1000
                    Fund           Index
                  -------       -------------
  4/1/1998        $10,000        $10,000
12/31/1998         10,577         11,204
12/31/1999         12,720         13,547
12/31/2000         12,010         12,491
12/31/2001          9,313         10,936
12/31/2002          6,972          8,569
12/31/2003          8,447         11,130
12/31/2004          9,789         12,399
12/31/2005         10,967         13,176
12/31/2006         12,529         15,213




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the year ended 12/31/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    BlackRock Large-Cap
--  Core Portfolio--Class A  14.25% 14.05% 6.11%        2.93%
    ----------------------------------------------------------------
- - Russell 1000(R) Index/1/ 15.46% 10.98% 6.82%        4.91%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 3/23/1998. Index returns are based on an inception date of 3/31/1998. BlackRock Advisors, LLC became subadviser to the Portfolio in October 2006.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
BLACKROCK LARGE-CAP CORE PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,112.20        $5.43
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

   -------------------------------------------------------------------------------
                                                                     VALUE
   SECURITY DESCRIPTION                                SHARES       (NOTE 2)
   -------------------------------------------------------------------------------

   COMMON STOCKS - 100.0%
   AEROSPACE & DEFENSE - 3.3%
   Lockheed Martin Corp..............................   18,000    $   1,657,260
   Northrop Grumman Corp.............................   16,000        1,083,200
   Raytheon Co.......................................   30,000        1,584,000
                                                                  -------------
                                                                      4,324,460
                                                                  -------------
   AIRLINES - 2.0%
   AMR Corp.*(a).....................................   41,000        1,239,430
   Continental Airlines, Inc. - Class B*.............   32,000        1,320,000
                                                                  -------------
                                                                      2,559,430
                                                                  -------------
   AUTOMOBILES - 2.3%
   General Motors Corp.(a)...........................   49,000        1,505,280
   Harley-Davidson, Inc.(a)..........................   21,000        1,479,870
                                                                  -------------
                                                                      2,985,150
                                                                  -------------
   BANKS - 0.7%
   Bank of America Corp..............................   18,000          961,020
                                                                  -------------
   COMMERCIAL SERVICES & SUPPLIES - 0.4%
   Convergys Corp.*..................................   21,000          499,380
                                                                  -------------
   COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
   Cisco Systems, Inc.*..............................  105,000        2,869,650
   Motorola, Inc.....................................   87,000        1,788,720
                                                                  -------------
                                                                      4,658,370
                                                                  -------------
   COMPUTERS & PERIPHERALS - 5.9%
   Hewlett-Packard Co................................   60,000        2,471,400
   International Business Machines Corp..............   29,000        2,817,350
   Lexmark International, Inc. - Class A*............   15,000        1,098,000
   NCR Corp.*........................................   31,000        1,325,560
                                                                  -------------
                                                                      7,712,310
                                                                  -------------
   CONTAINERS & PACKAGING - 0.4%
   Pactiv Corp.*.....................................   13,000          463,970
                                                                  -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
   Agilent Technologies, Inc.*.......................   41,000        1,428,850
                                                                  -------------
   FINANCIAL - DIVERSIFIED - 12.4%
   Bear Stearns Cos., Inc............................    9,000        1,465,020
   Citigroup, Inc....................................   70,000        3,899,000
   First Marblehead Corp. (The)......................    7,000          382,550
   Goldman Sachs Group, Inc. (The)...................   10,000        1,993,500
   JPMorgan Chase & Co...............................   60,000        2,898,000
   Lehman Brothers Holdings, Inc.....................   22,000        1,718,640
   Morgan Stanley....................................   26,000        2,117,180
   Prudential Financial, Inc.........................   21,000        1,803,060
                                                                  -------------
                                                                     16,276,950
                                                                  -------------
   FOOD & DRUG RETAILING - 0.1%
   Safeway, Inc......................................    2,000           69,120
                                                                  -------------
   FOOD PRODUCTS - 1.7%
   Campbell Soup Co.(a)..............................   35,000        1,361,150
   Kraft Foods, Inc. - Class A(a)....................   25,000          892,500
                                                                  -------------
                                                                      2,253,650
                                                                  -------------

   -------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                                SHARES    (NOTE 2)
   -------------------------------------------------------------------------

   HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
   Becton, Dickinson & Co............................   20,000 $   1,403,000
   Johnson & Johnson.................................   47,000     3,102,940
   Zimmer Holdings, Inc.*............................    9,000       705,420
                                                               -------------
                                                                   5,211,360
                                                               -------------

   HEALTH CARE PROVIDERS & SERVICES - 6.9%
   Aetna, Inc........................................   37,000     1,597,660
   AmerisourceBergen Corp............................   29,000     1,303,840
   Caremark Rx, Inc..................................   27,000     1,541,970
   Humana, Inc.*.....................................    3,000       165,930
   Laboratory Corp. of America Holdings*.............    3,000       220,410
   Manor Care, Inc...................................   25,000     1,173,000
   McKesson Corp.....................................   26,000     1,318,200
   WellPoint, Inc.*..................................   22,000     1,731,180
                                                               -------------
                                                                   9,052,190
                                                               -------------
   HOUSEHOLD PRODUCTS - 0.5%
   Procter & Gamble Co. (The)........................   11,000       706,970
                                                               -------------
   INDUSTRIAL - DIVERSIFIED - 1.8%
   General Electric Co...............................   65,000     2,418,650
                                                               -------------
   INSURANCE - 3.2%
   American International Group, Inc.................    2,000       143,320
   Chubb Corp. (The).................................    3,000       158,730
   Nationwide Financial Services, Inc. - Class A.....   22,000     1,192,400
   PMI Group, Inc. (The).............................   19,000       896,230
   Principal Financial Group, Inc....................    5,000       293,500
   SAFECO Corp.......................................   24,000     1,501,200
                                                               -------------
                                                                   4,185,380
                                                               -------------
   INTERNET SOFTWARE & SERVICES - 0.9%
   McAfee, Inc.*.....................................   41,000     1,163,580
                                                               -------------
   IT CONSULTING & SERVICES - 0.5%
   Automatic Data Processing, Inc....................    8,000       394,000
   Computer Sciences Corp.*(a).......................    6,000       320,220
                                                               -------------
                                                                     714,220
                                                               -------------
   LEISURE EQUIPMENT & PRODUCTS - 1.0%
   Hasbro, Inc.(a)...................................   49,000     1,335,250
                                                               -------------
   MACHINERY - 0.7%
   Terex Corp.*......................................   15,000       968,700
                                                               -------------
   MEDIA - 3.1%
   Time Warner, Inc..................................   96,000     2,090,880
   Walt Disney Co. (The).............................   58,000     1,987,660
                                                               -------------
                                                                   4,078,540
                                                               -------------
   METALS & MINING - 3.0%
   Freeport-McMoRan Copper & Gold, Inc. - Class B....   23,000     1,281,790
   Nucor Corp........................................   25,000     1,366,500
   United States Steel Corp..........................   18,000     1,316,520
                                                               -------------
                                                                   3,964,810
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
BLACKROCK LARGE-CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

   -------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                                SHARES    (NOTE 2)
   -------------------------------------------------------------------------

   OIL & GAS - 14.4%
   Anadarko Petroleum Corp...........................   27,000 $   1,175,040
   Chevron Corp......................................   38,000     2,794,140
   Devon Energy Corp.................................   22,000     1,475,760
   Exxon Mobil Corp..................................   74,000     5,670,620
   Frontier Oil Corp.................................   37,000     1,063,380
   Marathon Oil Corp.................................   18,000     1,665,000
   Occidental Petroleum Corp.........................   33,000     1,611,390
   ONEOK, Inc........................................    7,000       301,840
   Sunoco, Inc.......................................   18,000     1,122,480
   Tesoro Corp.......................................    6,000       394,620
   Valero Energy Corp................................   31,000     1,585,960
                                                               -------------
                                                                  18,860,230
                                                               -------------

   PHARMACEUTICALS - 4.6%
   Medco Health Solutions, Inc.*.....................    4,000       213,760
   Merck & Co., Inc..................................   49,000     2,136,400
   Mylan Laboratories, Inc...........................   30,000       598,800
   Pfizer, Inc.......................................  121,000     3,133,900
                                                               -------------
                                                                   6,082,860
                                                               -------------
   RETAIL - MULTILINE - 2.3%
   J.C. Penney Co., Inc..............................   19,000     1,469,840
   Kohl's Corp.*.....................................   22,000     1,505,460
                                                               -------------
                                                                   2,975,300
                                                               -------------
   RETAIL - SPECIALTY - 4.0%
   Abercrombie & Fitch Co. - Class A.................   10,000       696,300
   Best Buy Co., Inc.................................   29,000     1,426,510
   Nordstrom, Inc....................................   29,000     1,430,860
   Ross Stores, Inc..................................    9,000       263,700
   Staples, Inc......................................   55,000     1,468,500
                                                               -------------
                                                                   5,285,870
                                                               -------------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.5%
   Altera Corp.*.....................................   67,000     1,318,560
   Analog Devices, Inc...............................   33,000     1,084,710
   National Semiconductor Corp.......................   48,000     1,089,600
   NVIDIA Corp.*.....................................   39,000     1,443,390
   Texas Instruments, Inc............................   58,000     1,670,400
   Xilinx, Inc.......................................   25,000       595,250
                                                               -------------
                                                                   7,201,910
                                                               -------------
   SOFTWARE - 7.3%
   BEA Systems, Inc.*................................   83,000     1,044,140
   CA, Inc...........................................       90         2,039
   Intuit, Inc.*.....................................   41,000     1,250,910
   Microsoft Corp....................................  125,000     3,732,500
   Oracle Corp.*.....................................  113,000     1,936,820
   Symantec Corp.*...................................   75,000     1,563,750
                                                               -------------
                                                                   9,530,159
                                                               -------------
   TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
   CenturyTel, Inc...................................   10,000       436,600
                                                               -------------

  ----------------------------------------------------------------------------
                                                     SHARES/PAR     VALUE
  SECURITY DESCRIPTION                                 AMOUNT      (NOTE 2)
  ----------------------------------------------------------------------------

  TOBACCO - 1.4%
  Altria Group, Inc.................................     5,000  $     429,100
  UST, Inc.(a)......................................    24,000      1,396,800
                                                                -------------
                                                                    1,825,900
                                                                -------------
  TRANSPORTATION - 0.7%
  YRC Worldwide, Inc.*..............................    23,000        867,790
                                                                -------------
  Total Common Stocks (Cost $108,019,017)......................   131,058,929
                                                                -------------

  ESCROWED SHARES - 0.0%
  ESC Seagate Technology(b) (Cost - $0)............. $  27,200             27
                                                                -------------

  SHORT-TERM INVESTMENT - 0.2%
  State Street Bank and Trust Co., Repurchase
    Agreement dated 12/29/06 at 1.500% to be
    repurchased at $175,029 on 01/02/07
    collateralized by $180,000 FNMA at 5.200% due
    11/20/09 with a value of $180,675. (Cost -
    $175,000).......................................   175,000        175,000
                                                                -------------

  TOTAL INVESTMENTS - 100.2% (Cost $108,194,017)                  131,233,956

  Other Assets and Liabilities (net) - (0.2%)                        (197,107)
                                                                -------------

  TOTAL NET ASSETS - 100.0%                                     $ 131,036,849
                                                                =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $8,069,103 and the collateral received consisted of cash in the amount of $8,264,114.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

BLACKROCK LARGE-CAP CORE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $131,058,956
   Repurchase Agreement                                                       175,000
   Cash                                                                           623
   Collateral on securities on loan                                         8,264,114
   Receivable for Trust shares sold                                            18,160
   Dividends receivable                                                       138,203
   Interest receivable                                                             22
   Receivable from investment manager (Note 3)                                 71,574
                                                                         ------------
     Total assets                                                         139,726,652
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    108,743
     Collateral on securities on loan                                       8,264,114
     Investment advisory fee payable (Note 3)                                  85,053
     Administration fee payable                                                 1,638
     Custodian and accounting fees payable                                     21,595
   Accrued expenses                                                           208,660
                                                                         ------------
     Total liabilities                                                      8,689,803
                                                                         ------------
NET ASSETS                                                               $131,036,849
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $161,689,899
   Distributions in excess of net realized gain                           (54,327,152)
   Unrealized appreciation on investments                                  23,039,940
   Undistributed net investment income                                        634,162
                                                                         ------------
     Total                                                               $131,036,849
                                                                         ============
NET ASSETS
   Class A                                                               $131,036,849
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 11,700,658
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.20
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $108,019,017

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

BLACKROCK LARGE-CAP CORE PORTFOLIO

INVESTMENT INCOME:
    Dividends                                                      $ 1,896,492
    Interest (1)                                                        22,012
                                                                   -----------
       Total investment income                                       1,918,504
                                                                   -----------
EXPENSES:
    Investment advisory fee (Note 3)                                 1,014,593
    Administration fees                                                 40,438
    Custody and accounting fees                                         44,973
    Transfer agent fees                                                  8,008
    Audit                                                               27,597
    Legal                                                               65,827
    Trustee fees and expenses                                           16,772
    Shareholder reporting                                              126,744
    Insurance                                                           18,386
    Other                                                                3,330
                                                                   -----------
       Total expenses                                                1,366,668
       Less fees waived and expenses reimbursed by the manager         (82,236)
                                                                   -----------
    Net expenses                                                     1,284,432
                                                                   -----------
    Net investment income                                              634,072
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                  13,328,838
                                                                   -----------
    Net realized gain on investments                                13,328,838
                                                                   -----------
    Net change in unrealized appreciation on:
       Investments                                                   3,331,934
                                                                   -----------
    Net change in unrealized appreciation on investments             3,331,934
                                                                   -----------
    Net realized and unrealized gain on investments                 16,660,772
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $17,294,844
                                                                   ===========

-------------------------------------------------------------------------------
(1)Interest income includes net security lending income of:        $     5,616

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

BLACKROCK LARGE-CAP CORE PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    634,072  $    289,755
   Net realized gain on investments                                        13,328,838    14,201,128
   Net change in unrealized appreciation (depreciation) on investments      3,331,934       (41,085)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    17,294,844    14,449,798
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (289,946)           --
   From net realized gains
     Class A                                                               (4,233,827)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (4,523,773)           --
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                6,144,815     8,098,367
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                4,523,773            --
   Cost of shares repurchased
     Class A                                                              (23,231,515)  (17,219,174)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (12,562,927)   (9,120,807)
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                  208,144     5,328,991
   Net assets at beginning of period                                      130,828,705   125,499,714
                                                                         ------------  ------------
   Net assets at end of period                                           $131,036,849  $130,828,705
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $    634,162  $    289,946
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS A
BLACKROCK LARGE-CAP CORE PORTFOLIO                                       ------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------------
                                                                           2006      2005      2004++    2003++     2002++
                                                                         ------    ------    ------     ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.14    $ 9.05    $ 7.85     $ 6.52    $  8.77
                                                                         ------    ------    ------     ------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.05(a)   0.02(a)   0.04       0.05(a)    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   1.37      1.07      1.21       1.33(a)   (2.23)(a)
                                                                         ------    ------    ------     ------    -------
Total from Investment Operations........................................   1.42      1.09      1.25       1.38      (2.20)
                                                                         ------    ------    ------     ------    -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.02)       --     (0.05)     (0.05)     (0.05)
Distributions from Net Realized Capital Gains...........................  (0.34)       --        --         --         --
                                                                         ------    ------    ------     ------    -------
Total Distributions.....................................................  (0.36)       --     (0.05)     (0.05)     (0.05)
                                                                         ------    ------    ------     ------    -------
NET ASSET VALUE, END OF PERIOD.......................................... $11.20    $10.14    $ 9.05     $ 7.85    $  6.52
                                                                         ======    ======    ======     ======    =======
TOTAL RETURN                                                              14.25%    12.04%    15.89%     21.16%    (25.14)%
Ratio of Expenses to Average Net Assets.................................   0.98%     0.91%     0.92%(b)   0.99%      0.94 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.04%     0.91%     0.95%      0.99%      0.94 %
Ratio of Net Investment Income (loss) to Average Net Assets.............   0.48%     0.23%     0.51%      0.67%      0.44 %
Portfolio Turnover Rate.................................................   72.2%     79.0%    136.0%     182.0%     104.0 %
Net Assets, End of Period (in millions)................................. $131.0    $131.0    $126.0     $115.0    $ 106.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the year. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is BlackRock Large-Cap Core Portfolio (formerly a separate series of The Travelers Series Trust ("TST"),--formerly Mercury Large-Cap Core Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring    Expiring
     Portfolio                             Total    12/31/2009  12/31/2010
     ---------                          ----------- ----------- -----------

     BlackRock Large-Cap Core Portfolio $61,967,454 $23,132,070 $38,835,384

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1,2006, the BlackRock Large-Cap Core Portfolio, a series of The Travelers Series Trust, was reorganized into the BlackRock Large-Cap Core Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $67,463,346. The losses incurred by the Portfolio are subject to an annual limitation of $5,495,892.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with BlackRock Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

On October 1, 2006, Merrill Lynch Investment Managers, L.P. ("Merrill Lynch") became an indirect, majority owned subsidiary of BlackRock, Inc. (the "Transaction"). The Transaction was deemed to result in a change in control (an "assignment" under the 1940 Act) of Merrill Lynch resulting in the automatic termination of the Investment Advisory Agreement by and between the Manager and Merrill Lynch on behalf of the Mercury Large-Cap Core Portfolio. On August 10, 2006, the Board of Trustees of the Trust approved BlackRock Advisors, Inc. as the new investment adviser for the Portfolio upon the closing of the Transaction. The Board also approved changing the name of the Portfolio from the Mercury Large-Cap Core Portfolio to the BlackRock Large-Cap Core Portfolio.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                    Management Fees
                                   earned by Manager
                                   for the year ended
Portfolio                          December 31, 2006  % per annum     Average Daily Assets
---------                          ------------------ ----------- ----------------------------

BlackRock Large-Cap Core Portfolio     $1,014,593        0.775%   First $250 Million

                                                          0.75%   $250 Million to $500 Million

                                                         0.725%   $500 Million to $1 Billion

                                                          0.70%   $1 Billion to $2 Billion

                                                          0.65%   Over $2 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                           Expenses Deferred in
                                                                   2006
-                                                          --------------------
                                    Maximum Expense Ratio
                                    under current Expense
                                    Limitation Agreement   Subject to repayment
                                   ---------------------    until December 31,
Portfolio                          Class A Class B Class E         2011
---------                          ------- ------- ------- --------------------

BlackRock Large-Cap Core Portfolio  1.00%   1.25%*  1.15%*       $82,236

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                                       Net
                                                       Shares Issued                Decrease
                                   Beginning  Shares  Through Dividend   Shares     in Shares    Ending
                                    Shares     Sold     Reinvestment   Repurchased Outstanding   Shares
-                                  ---------- ------- ---------------- ----------- ----------- ----------
Blackrock Large-Cap Core Portfolio

 Class A

 12/31/2006                        12,899,599 586,214     429,200      (2,214,355) (1,198,941) 11,700,658

 12/31/2005                        13,864,753 863,303          --      (1,828,457)   (965,154) 12,899,599

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

BlackRock Large-Cap Core Portfolio       $--        $94,697,102         $--        $110,279,472

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                          ------------ ------------ -------------- --------------

BlackRock Large-Cap Core Portfolio $108,366,386 $24,658,222   $(1,790,652)   $22,867,570

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of   Value of
                                               Securities Collateral
                                               ---------- ----------

            BlackRock Large-Cap Core Portfolio $8,069,103 $8,264,114

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income Long-Term Capital Gain      Total
                                   --------------- ---------------------- ---------------
                                     2006    2005     2006        2005       2006    2005
                                   --------  ----    ----------   ----    ---------- ----

BlackRock Large-Cap Core Portfolio $289,946  $--   $4,233,827     $--     $4,523,773 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals        Total
                                   ------------- ------------- ------------ ------------------ -------------

BlackRock Large-Cap Core Portfolio   $634,162     $7,812,671   $22,867,570     $(61,967,454)   $(30,653,051)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of BlackRock Large-Cap Portfolio, a series of Metropolitan Series Fund, Inc., in exchange for shares of BlackRock Large-Cap Core Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock Large-Cap Core Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BlackRock Large-Cap Core Portfolio, formerly Mercury Large-Cap Core Portfolio, (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large-Cap Core Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                          Cyclical Growth and Income
                                 ETF Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO            FOR THE YEAR ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET OVERVIEW

Equity markets performed well in 2006. After posting significant gains in the first quarter, the stock market reversed course in May with most major domestic stock indexes posting losses in the second quarter. The third quarter was somewhat of a mixed bag with large cap stocks performing well while small and mid cap stocks posted negative returns. The equity markets ended 2006 with a strong finish in the fourth quarter. For the year, the S&P 500(R) Index posted a 15.79% return, the S&P MidCap 400(R) Index was up 10.32%, and the S&P SmallCap 600(R) Index increased 15.12%. For the first time since 1999, large cap stocks, as measured by the S&P 500(R) Index, outperformed small cap stocks, as measured by the S&P SmallCap 600(R) Index. Telecommunication services and energy were the top performing sectors in the S&P 500(R) Index during the year, while the health care and information technology sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE(R) Index returned 26.34% in 2006. Bonds underperformed equities for the year with the Lehman Brothers Aggregate Bond Index/1/ gaining 4.33%.

PORTFOLIO OVERVIEW

From an asset class perspective, overweighting equities versus bonds relative to the blended benchmark contributed to performance. The Portfolio maintained roughly a 19% weighting in bond ETF's during the year, compared to a fixed income weighting of 38% in the blended benchmark. The Portfolio's exposure to foreign stocks aided absolute returns as foreign stocks posted strong results in 2006.

With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performers in the S&P 500 Index during the year. An underweight position in consumer discretionary and overweight position in consumer staples also weighed on relative results.

OUTLOOK

We expect slower economic growth, as we enter the later stage of this economic expansion. With yield levels relatively low among most high-quality bonds, we believe fixed-income return opportunities going forward may be somewhat limited. Yet bonds continue to provide diversification, lower volatility, and current income. However, we believe for investors with the dual objectives of growth and income, there may be better opportunities on the growth side. Our favored asset class among equities is large cap stocks. Multiyear returns for this asset class have been somewhat limited. However, in 2006 large cap stocks had a good year, and we believe it is likely that the trend will continue, even as economic growth in the U.S. slows. We continue to include smaller allocations to mid cap and foreign developed country stocks, which diversify the Portfolio and contribute to growth opportunities. The weak U.S. dollar enhanced returns from foreign investments in 2006. Our work with regard to economic growth, inflation and monetary policy implies that dramatic declines in the U.S. dollar are unlikely.

In the middle to later stages of an economic expansion, companies with records of stable, non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight in the consumer staples and health care sectors and underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                23.06%
       ------------------------------------------------------------------
       iShares GS $ InvesTop Corporate Bond Fund                 10.72%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                          9.83%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        7.54%
       ------------------------------------------------------------------
       iShares Lehman 1-3 Year Treasury Bond Fund                 5.16%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                               5.10%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    4.21%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         4.21%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        3.13%
       ------------------------------------------------------------------
       iShares Lehman 7-10 Year Treasury Bond Fund                2.96%
       ------------------------------------------------------------------

--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              CYCLICAL GROWTH AND INCOME ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                          [CHART]

                  Fund       S&P 500     Blended Benchmark
                  ----       -------     -----------------
 10/1/2005      $10,000     $10,000          $10,000
12/31/2005       10,165      10,209           10,208
12/31/2006       11,357      11,823           11,438



    ------------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the year ended 12/31/06)
    ------------------------------------------------------------------
                                                         Cumulative
                                                       Return (for the
                                             Since      period ended
                                   1 Year Inception/4/  12/31/06)/5/
    ------------------------------------------------------------------
    Cyclical Growth and Income ETF
    Portfolio--Class A                --        --          6.81%
--  Class B                        11.73%   10.70%             --
    Class E                           --        --          6.65%
    ------------------------------------------------------------------
- - S&P 500(R) Index/1/            15.79%   14.32%             --
    ------------------------------------------------------------------
--  Blended Benchmark/2/           12.05%   11.34%             --
    ------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis. The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,096.10        $2.96
  Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,095.50         4.28
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,094.50         3.70
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.70% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


   ----------------------------------------------------------------------------
                                                                  VALUE
   SECURITY DESCRIPTION                                SHARES    (NOTE 2)
   ----------------------------------------------------------------------------

   INVESTMENT COMPANY SECURITIES - 97.9%
   iShares Dow Jones U.S. Consumer Goods Sector
     Index Fund(a)...................................  144,571 $   8,627,997
   iShares Dow Jones U.S. Consumer Services Sector
     Index Fund(a)...................................   47,103     3,175,684
   iShares Dow Jones U.S. Energy Sector Index Fund(a)   10,600     1,079,610
   iShares Dow Jones U.S. Financial Sector Index
     Fund(a).........................................   73,078     8,622,473
   iShares Dow Jones U.S. Healthcare Sector Index
     Fund(a).........................................  232,492    15,439,794
   iShares Dow Jones U.S. Industrial Sector Index
     Fund(a).........................................   98,077     6,405,409
   iShares Dow Jones U.S. Technology Sector Index
     Fund(a).........................................  111,164     6,052,880
   iShares Dow Jones U.S. Telecommunications Sector
     Index Fund(a)...................................  144,740     4,291,541
   iShares Dow Jones U.S. Utilities Sector Index
     Fund(a).........................................   27,455     2,467,381
   iShares GS $ InvesTop Corporate Bond Fund(a)......  205,905    21,965,945
   iShares Lehman 1-3 Year Treasury Bond Fund(a).....  132,289    10,577,829
   iShares Lehman 7-10 Year Treasury Bond Fund(a)....   73,500     6,059,340
   iShares MSCI EAFE Index Fund......................  142,612    10,442,051
   iShares S&P 500 Index Fund........................  332,635    47,234,170
   iShares S&P MidCap 400 Index Fund(a)..............  251,033    20,132,847
   SPDR Trust Series 1(a)............................   37,000     5,242,530
   Vanguard Consumer Discretionary VIPERs............   22,755     1,383,504
   Vanguard Consumer Staples VIPERs..................   65,365     4,170,287
   Vanguard Energy VIPERs(a).........................   69,350     5,897,524
   Vanguard Financials VIPERs........................   52,782     3,457,221
   Vanguard Industrials VIPERs(a)....................   52,045     3,405,304
   Vanguard Information Technology ETF...............   84,123     4,423,187
                                                               -------------
   Total Investment Company Securities (Cost
   $184,706,662)                                                 200,554,508
                                                               -------------

  ----------------------------------------------------------------------------
                                                      SHARES/
                                                        PAR         VALUE
  SECURITY DESCRIPTION                                AMOUNT       (NOTE 2)
  ----------------------------------------------------------------------------

  SHORT-TERM INVESTMENTS - 2.5%
  Metropolitan Series Fund, Inc.: BlackRock Money
    Market Portfolio**..............................      2,054 $     205,408
  State Street Bank and Trust Co., Repurchase
    Agreement dated 12/29/06 at 2.550% to be
    repurchased at $4,799,359 on 01/02/07
    collateralized by $4,930,000 FHLB at 4.375% due
    09/17/2010 with a value of $4,894,977........... $4,798,000     4,798,000
                                                                -------------
  Total Short-Term Investments (Cost $5,003,408)                    5,003,408
                                                                -------------

  TOTAL INVESTMENTS - 100.4% (Cost $189,710,070)                  205,557,916
                                                                -------------

  Other Assets and Liabilities (net) - (0.4)%                        (743,073)
                                                                -------------

  TOTAL NET ASSETS - 100.0%                                     $ 204,814,843
                                                                =============

PORTFOLIO FOOTNOTES

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $43,938,625 and the collateral received consisted of cash in the amount of $44,910,390.

** Affiliated issuer. See Note 3 for additional information.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $200,759,916
   Repurchase Agreement                                                     4,798,000
   Cash                                                                           992
   Collateral on securities on loan                                        44,910,390
   Receivable for investments sold                                                 45
   Receivable for Trust shares sold                                            10,783
   Dividends receivable                                                       165,192
   Interest receivable                                                          1,862
   Receivable from investment manager (Note 3)                                 21,690
                                                                         ------------
     Total assets                                                         250,668,870
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    743,519
     Trust shares redeemed                                                      4,340
     Distribution and services fees - Class B                                  43,166
     Distribution and services fees - Class E                                     130
     Collateral on securities on loan                                      44,910,390
     Investment advisory fee payable (Note 3)                                  78,148
     Administration fee payable                                                 3,333
     Custodian and accounting fees payable                                     27,325
   Accrued expenses                                                            43,676
                                                                         ------------
     Total liabilities                                                     45,854,027
                                                                         ------------
NET ASSETS                                                               $204,814,843
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $188,992,092
   Distributions in excess of net realized gain                               (36,823)
   Unrealized appreciation on investments                                  15,847,846
   Undistributed net investment income                                         11,728
                                                                         ------------
     Total                                                               $204,814,843
                                                                         ============
NET ASSETS
   Class A                                                               $    155,025
                                                                         ============
   Class B                                                                203,608,142
                                                                         ============
   Class E                                                                  1,051,676
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     13,931
                                                                         ============
   Class B                                                                 18,301,821
                                                                         ============
   Class E                                                                     94,581
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.13
                                                                         ============
   Class B                                                                      11.13
                                                                         ============
   Class E                                                                      11.12
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $184,912,070

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 3,911,639
   Interest (1)                                                               321,447
   Income earned from affiliate transactions                                   20,430
                                                                          -----------
       Total investment income                                              4,253,516
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           780,873
   Administration fees                                                         29,966
   Custody and accounting fees                                                 63,854
   Distribution fee - Class B                                                 432,827
   Distribution fee - Class E                                                     545
   Transfer agent fees                                                         25,247
   Audit                                                                       28,960
   Legal                                                                       57,932
   Trustee fees and expenses                                                   12,351
   Shareholder reporting                                                       12,504
   Insurance                                                                    2,228
   Other                                                                        2,930
                                                                          -----------
       Total expenses                                                       1,450,217
       Less fees waived and expenses reimbursed by the manager                (62,444)
                                                                          -----------
   Net expenses                                                             1,387,773
                                                                          -----------
   Net investment income                                                    2,865,743
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                             47,285
                                                                          -----------
   Net realized gain on investments                                            47,285
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         15,825,757
                                                                          -----------
   Net change in unrealized appreciation on investments                    15,825,757
                                                                          -----------
   Net realized and unrealized gain on investments                         15,873,042
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $18,738,785
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes net security lending income of:               $   203,940

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

CYCLICAL GROWTH AND INCOME ETF PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006         2005*
                                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,865,743   $   36,778
   Net realized gain on investments from underlying Portfolios                 47,285        2,663
   Net change in unrealized appreciation on investments                    15,825,757       22,089
                                                                         ------------   ----------
   Net increase in net assets resulting from operations                    18,738,785       61,530
                                                                         ------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (2,042)          --
     Class B                                                               (2,834,756)     (39,258)
     Class E                                                                  (13,252)          --
   From net realized gains
     Class A                                                                       --           --
     Class B                                                                  (91,035)          --
     Class E                                                                       --           --
                                                                         ------------   ----------
   Net decrease in net assets resulting from distributions                 (2,941,085)     (39,258)
                                                                         ------------   ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  175,495           --
     Class B                                                              197,297,986    7,163,226
     Class E                                                                1,076,736           --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    2,042           --
     Class B                                                                2,925,791       39,258
     Class E                                                                   13,252           --
   Cost of shares repurchased
     Class A                                                                  (26,611)          --
     Class B                                                              (19,570,106)      (6,371)
     Class E                                                                  (95,827)          --
                                                                         ------------   ----------
   Net increase in net assets from capital share transactions             181,798,758    7,196,113
                                                                         ------------   ----------
TOTAL INCREASE IN NET ASSETS                                              197,596,458    7,218,385
   Net assets at beginning of period                                        7,218,385           --
                                                                         ------------   ----------
   Net assets at end of period                                           $204,814,843   $7,218,385
                                                                         ============   ==========
   Net assets at end of period includes undistributed net investment
       income                                                            $     11,728   $       --
                                                                         ============   ==========

*  For the period 10/03/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                            CLASS A
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 --------------
                                                                         FOR THE PERIOD
                                                                          DECEMBER 31,
                                                                            2006(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.56
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.25 (a)
Net Realized/Unrealized Gain on Investments.............................       0.47
                                                                             ------
Total from Investment Operations........................................       0.72
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.15)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.15)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.13
                                                                             ======
TOTAL RETURN                                                                   6.81%
Ratio of Expenses to Average Net Assets.................................       0.56%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.66%*
Ratio of Net Investment Income to Average Net Assets....................       3.42%*
Portfolio Turnover Rate.................................................       23.2%
Net Assets, End of Period (in millions).................................       $0.2

                                                                                CLASS B
                                                                         -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(C)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.11     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.17 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments.............................   1.02       0.08
                                                                         ------     ------
Total from Investment Operations........................................   1.19       0.17
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.16)     (0.06)
Distributions from Net Realized Capital Gains...........................  (0.01)        --
                                                                         ------     ------
Total Distributions.....................................................  (0.17)     (0.06)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.13     $10.11
                                                                         ======     ======
TOTAL RETURN                                                              11.73%      1.65%
Ratio of Expenses to Average Net Assets.................................   0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.84%      3.73%*
Ratio of Net Investment Income to Average Net Assets....................   1.65%      3.31%*
Portfolio Turnover Rate.................................................   23.2%       3.5%
Net Assets, End of Period (in millions)................................. $203.6       $7.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                            CLASS E
CYCLICAL GROWTH AND INCOME ETF PORTFOLIO                                 --------------
                                                                         FOR THE PERIOD
                                                                          DECEMBER 31,
                                                                            2006(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.56
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.18 (a)
Net Realized/Unrealized Gain on Investments.............................       0.52
                                                                             ------
Total from Investment Operations........................................       0.70
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.14)
Distributions from Net Realized Capital Gains...........................         --
                                                                             ------
Total Distributions.....................................................      (0.14)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.12
                                                                             ======
TOTAL RETURN                                                                   6.65%
Ratio of Expenses to Average Net Assets.................................       0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.79%*
Ratio of Net Investment Income to Average Net Assets....................       2.52%*
Portfolio Turnover Rate.................................................       23.2%
Net Assets, End of Period (in millions).................................       $1.1

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Cyclical Growth and Income ETF Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENT - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2006  % per annum     Average Daily Assets
---------                                ------------------ ----------- ----------------------------

Cyclical Growth and Income ETF Portfolio      $780,873         0.45%    First $300 Million

                                                               0.43%    $300 Million to $600 Million

                                                               0.40%    Over $600 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                 Expenses Deferred in
-                                                                --------------------
                                                                  2005       2006
-                                         Maximum Expense Ratio   -------    -------
                                          under current Expense  Subject to repayment
                                          Limitation Agreement   until December 31,
-                                        ----------------------  --------------------
Portfolio                                Class A Class B Class E  2010       2011
---------                                ------- ------- -------  -------    -------

Cyclical Growth and Income ETF Portfolio  0.55%   0.80%   0.70%  $32,599    $62,444

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

At or during the period ended December 31, 2006, the Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                           Income earned
                                                          Shares                                           from affiliate
                                                         purchased        Shares sold                        during the
                                  Number of shares      during the        during the         Number of      period ended
                                held at December 31,   period ended      period ended     shares held at    December 31,
Security Description                    2005         December 31, 2006 December 31, 2006 December 31, 2006      2006
--------------------            -------------------- ----------------- ----------------- ----------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                            2,743              30,250            30,939             2,054          $20,430

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                              Shares Issued
                                                                 Through                Net Increase
                                         Beginning   Shares     Dividend      Shares     in Shares     Ending
                                          Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                                        --------- ---------- ------------- ----------- ------------ ----------
Cyclical Growth and Income ETF Portfolio

 Class A

 05/01/2006-12/31/2006                         --      16,146        183        (2,398)      13,931      13,931

 Class B

 12/31/2006                               714,261  19,187,779    265,008    (1,865,227)  17,587,560  18,301,821

 10/03/2005-12/31/2005                         --     711,040      3,849          (628)     714,261     714,261

 Class E

 05/01/2006-12/31/2006                         --     102,310      1,186        (8,915)      94,581      94,581

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                   Purchases                        Sales
-                                        ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
-                                        --------------- -------------- --------------- --------------

Cyclical Growth and Income ETF Portfolio       $--        $217,178,927        $--        $39,171,797

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

Cyclical Growth and Income ETF Portfolio $189,762,955 $16,175,370    $(380,409)    $15,794,961

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
        -                                        ----------- -----------

        Cyclical Growth and Income ETF Portfolio $43,938,625 $44,910,390

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                          Ordinary Income   Long-Term Capital Gain       Total
-                                        ------------------ ---------------------- ------------------
                                            2006     2005   2006        2005          2006     2005
-                                           ----     ----   ----        ----       ---------- -------

Cyclical Growth and Income ETF Portfolio $2,941,085 $39,258 $--         $--        $2,941,085 $39,258

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ -----------

Cyclical Growth and Income ETF Portfolio    $11,728       $16,062    $15,794,961         $--         $15,822,751

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Cyclical Growth and Income ETF Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cyclical Growth and Income ETF Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and for the period from October 3, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cyclical Growth and Income ETF Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and for the period from October 3, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                Cyclical Growth
                                 ETF Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                       FOR THE YEAR ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Equity markets performed well in 2006. After posting significant gains in the first quarter, the stock market reversed course in May with most major domestic stock indexes posting losses in the second quarter. The third quarter was somewhat of a mixed bag with large cap stocks performing well while small and mid cap stocks posted negative returns. The equity markets ended 2006 with a strong finish in the fourth quarter. For the year, the S&P 500(R) Index posted a 15.79% return, the S&P MidCap 400(R) Index was up 10.32%, and the S&P SmallCap 600(R) Index increased 15.12%. For the first time since 1999, large cap stocks, as measured by the S&P 500(R) Index, outperformed small cap stocks, as measured by the S&P SmallCap 600(R) Index. Telecommunication services and energy were the top performing sectors in the S&P 500(R) Index during the year, while the health care and information technology sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE(R) Index returned 26.34% in 2006. Bonds underperformed equities for the year with the Lehman Brothers Aggregate Bond Index/1/ gaining 4.33%.

PORTFOLIO OVERVIEW

From an asset class perspective, an overweight position in large cap stocks contributed to relative performance for the year. The Portfolio's exposure to foreign stocks aided absolute returns as foreign stocks posted strong results in 2006.

With regards to the sector allocation in the large cap segment of the Portfolio, an overweight position in health care detracted from performance as the sector was one of the worst performers in the S&P 500 Index during the year. An underweight position in consumer discretionary and overweight position in consumer staples also weighed on relative results.

OUTLOOK

We expect slower economic growth, as we enter the later stage of this economic expansion. Our favored asset class among equities is large cap stocks. Multiyear returns for this asset class have been somewhat limited. However, in 2006 large cap stocks had a good year, and we believe it is likely that the trend will continue, even as economic growth in the U.S. slows. We continue to include smaller allocations to mid cap and foreign developed country stocks, which diversify the Portfolio and contribute to growth opportunities. The weak U.S. dollar enhanced returns from foreign investments in 2006. Our work with regard to economic growth, inflation and monetary policy implies that dramatic declines in the U.S. dollar are unlikely.

In the middle to later stages of an economic expansion, companies with records of stable, non-cyclical earnings growth tend to get more attention from investors than earlier in an economic cycle when deep cyclical issues are generating above-market earnings growth. Therefore, we remain overweight in the consumer staples and health care sectors and underweight the consumer discretionary and materials sectors in the large cap portion of the Portfolio.

MARK A. KELLER
Chief Investment Officer
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       iShares S&P 500 Index Fund                                22.13%
       ------------------------------------------------------------------
       iShares S&P MidCap 400 Index Fund                         14.90%
       ------------------------------------------------------------------
       SPDR Trust Series 1                                       14.84%
       ------------------------------------------------------------------
       iShares MSCI EAFE Index Fund                              10.04%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Healthcare Sector Index Fund        7.01%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Consumer Goods Sector Index Fund    4.00%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Financial Sector Index Fund         3.18%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Industrial Sector Index Fund        2.89%
       ------------------------------------------------------------------
       Vanguard Energy VIPERs                                     2.34%
       ------------------------------------------------------------------
       iShares Dow Jones U.S. Technology Sector Index Fund        2.26%
       ------------------------------------------------------------------

--------
/1/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CYCLICAL GROWTH ETF PORTFOLIO                       FOR THE YEAR ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                   CYCLICAL GROWTH ETF PORTFOLIO MANAGED BY
GALLATIN ASSET MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                      [CHART]

                  Fund      S&P 500       Blended Benchmark
                  ----      -------       -----------------
 10/1/2005      $10,000     $10,000           $10,000
12/31/2005       10,204      10,209            10,231
12/31/2006       10,618      11,823            11,728



    --------------------------------------------------------
                              Average Annual Return/3/
                           (for the year ended 12/31/06)
    --------------------------------------------------------
    ---------------------
                                               Cumulative
                                             Return (for the
                                   Since      period ended
                         1 Year Inception/4/  12/31/06)/5/
    --------------------------------------------------------
    Cyclical Growth ETF
    Portfolio--Class A      --        --          7.20%
--  Class B              13.85%   12.71%             --
    Class E                 --        --          7.15%
    --------------------------------------------------------
- - S&P 500(R) Index/1/  15.79%   14.32%             --
    --------------------------------------------------------
--  Blended Benchmark/2/ 14.63%   13.60%             --
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The Performance of Class B shares will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 2% Merrill Lynch U.S. 3-Month Treasury Bill Index, 10% Merrill Lynch Corporate/Government Master Index, 48% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 15% S&P SmallCap 600(R) Index and 10% Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis.

The Merrill Lynch Corporate/Government Master Index is an indicator of the performance of investment-grade domestic bonds, capturing close to $5 trillion of outstanding debt.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 9/30/05.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
CYCLICAL GROWTH ETF PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,105.90        $3.03
  Hypothetical (5% return before expenses)     1,000.00      1,022.33         2.91
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,105.30         4.35
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,105.40         3.82
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.82%, and 0.72% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
CYCLICAL GROWTH ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 98.0%
      iShares Dow Jones U.S. Consumer Goods
        Sector Index Fund.......................    158,739 $   9,473,543
      iShares Dow Jones U.S. Consumer Services
        Sector Index Fund(a)....................     24,909     1,679,365
      iShares Dow Jones U.S. Energy Sector Index
        Fund(a).................................      8,900       906,465
      iShares Dow Jones U.S. Financial Sector
        Index Fund(a)...........................     63,764     7,523,514
      iShares Dow Jones U.S. Healthcare Sector
        Index Fund(a)...........................    249,957    16,599,644
      iShares Dow Jones U.S. Industrial Sector
        Index Fund(a)...........................    104,909     6,851,607
      iShares Dow Jones U.S. Technology Sector
        Index Fund(a)...........................     98,357     5,355,539
      iShares Dow Jones U.S.
        Telecommunications Sector Index
        Fund....................................    152,818     4,531,054
      iShares Dow Jones U.S. Utilities Sector
        Index Fund(a)...........................     24,713     2,220,957
      iShares GS $ InvesTop Corporate Bond
        Fund(a).................................     44,541     4,751,634
      iShares Lehman 1-3 Year Treasury Bond
        Fund(a).................................     29,900     2,390,804
      iShares MSCI EAFE Index Fund(a)...........    324,735    23,777,097
      iShares S&P 500 Index Fund(a).............    369,057    52,406,094
      iShares S&P MidCap 400 Index Fund.........    440,028    35,290,246
      SPDR Trust Series 1(a)....................    248,000    35,139,120
      Vanguard Consumer Discretionary
        VIPERs..................................     33,755     2,052,304
      Vanguard Consumer Staples VIPERs..........     70,886     4,522,527
      Vanguard Energy VIPERs(a).................     65,167     5,541,802
      Vanguard Financials VIPERs................     44,082     2,887,371
      Vanguard Industrials VIPERs(a)............     49,745     3,254,815
      Vanguard Information Technology ETF.......     92,023     4,838,569
                                                            -------------
      Total Investment Company Securities
      (Cost $209,987,975)                                     231,994,071
                                                            -------------

      --------------------------------------------------------------------
                                                  SHARES/
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 2.6%
      Metropolitan Series Fund, Inc.: BlackRock
        Money Market Portfolio**...............       3,737 $     373,669
      State Street Bank and Trust Co.,
        Repurchase Agreement dated 12/29/06
        at 3.400% to be repurchased at
        $5,810,194 on 01/02/07 collateralized
        by $5,970,000 FHLB at 4.375% due
        09/17/2010 with a value of
        $5,927,589............................. $ 5,808,000     5,808,000
                                                            -------------
      Total Short - Term Investments
      (Cost $6,181,669)                                         6,181,669
                                                            -------------

      TOTAL INVESTMENTS - 100.6%
      (Cost $216,169,644)                                     238,175,740
                                                            -------------

      Other Assets and Liabilities (net) - (0.6)%              (1,381,119)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 236,794,621
                                                            =============

PORTFOLIO FOOTNOTES

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $53,655,111 and the collateral received consisted of cash in the amount of $54,812,191.

** Affiliated issuer. See Note 3 for additional information.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


CYCLICAL GROWTH ETF PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $232,367,740
   Repurchase Agreement                                                     5,808,000
   Cash                                                                           392
   Collateral on securities on loan                                        54,812,191
   Receivable for investments sold                                                 42
   Receivable for Trust shares sold                                            29,541
   Dividends receivable                                                       222,154
   Interest receivable                                                          3,178
   Receivable from investment manager (Note 3)                                 19,372
                                                                         ------------
     Total assets                                                         293,262,610
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,425,059
     Trust shares redeemed                                                     15,056
     Distribution and services fees - Class B                                  49,655
     Distribution and services fees - Class E                                     150
     Collateral on securities on loan                                      54,812,191
     Investment advisory fee payable (Note 3)                                  89,922
     Administration fee payable                                                 3,333
     Custodian and accounting fees payable                                     27,377
   Accrued expenses                                                            45,246
                                                                         ------------
     Total liabilities                                                     56,467,989
                                                                         ------------
NET ASSETS                                                               $236,794,621
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $214,811,106
   Distributions in excess of net realized gain                               (24,837)
   Unrealized appreciation on investments                                  22,006,096
   Undistributed net investment income                                          2,256
                                                                         ------------
     Total                                                               $236,794,621
                                                                         ============
NET ASSETS
   Class A                                                               $    267,908
                                                                         ============
   Class B                                                                235,304,517
                                                                         ============
   Class E                                                                  1,222,196
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     23,516
                                                                         ============
   Class B                                                                 20,666,125
                                                                         ============
   Class E                                                                    107,303
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      11.39
                                                                         ============
   Class B                                                                      11.39
                                                                         ============
   Class E                                                                      11.39
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $210,361,644

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

CYCLICAL GROWTH ETF PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 3,536,244
   Interest (1)                                                               371,409
   Income earned from affiliate transactions                                   38,262
                                                                          -----------
       Total investment income                                              3,945,915
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           883,426
   Administration fees                                                         31,313
   Custody and accounting fees                                                 62,761
   Distribution fee - Class B                                                 489,704
   Distribution fee - Class E                                                     565
   Transfer agent fees                                                         23,518
   Audit                                                                       28,960
   Legal                                                                       57,932
   Trustee fees and expenses                                                   12,351
   Shareholder reporting                                                       14,911
   Insurance                                                                    2,587
   Other                                                                        2,859
                                                                          -----------
       Total expenses                                                       1,610,887
       Less fees waived and expenses reimbursed by the manager                (40,875)
                                                                          -----------
   Net expenses                                                             1,570,012
                                                                          -----------
   Net investment income                                                    2,375,903
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                            699,732
                                                                          -----------
   Net realized gain on investments                                           699,732
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         21,851,780
                                                                          -----------
   Net change in unrealized appreciation on investments                    21,851,780
                                                                          -----------
   Net realized and unrealized gain on investments                         22,551,512
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $24,927,415
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes net security lending income of:               $   242,118

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

CYCLICAL GROWTH ETF PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006         2005*
                                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,375,903  $    69,171
   Net realized gain on investments from underlying Portfolios                699,732        6,138
   Net change in unrealized appreciation on investments                    21,851,780      154,316
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    24,927,415      229,625
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (2,798)          --
     Class B                                                               (2,361,048)     (71,487)
     Class E                                                                  (12,002)          --
   From net realized gains
     Class A                                                                     (584)          --
     Class B                                                                 (727,499)          --
     Class E                                                                   (2,627)          --
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (3,106,558)     (71,487)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  287,859           --
     Class B                                                              213,309,795   11,369,190
     Class E                                                                1,283,431           --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    3,382           --
     Class B                                                                3,088,547       71,487
     Class E                                                                   14,629           --
   Cost of shares repurchased
     Class A                                                                  (30,467)          --
     Class B                                                              (14,405,746)     (36,933)
     Class E                                                                 (139,548)          --
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions             203,411,882   11,403,744
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                              225,232,739   11,561,882
   Net assets at beginning of period                                       11,561,882           --
                                                                         ------------  -----------
   Net assets at end of period                                           $236,794,621  $11,561,882
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $      2,256  $     2,176
                                                                         ============  ===========

*  For the period 10/03/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                            CLASS A
CYCLICAL GROWTH ETF PORTFOLIO                                            --------------
                                                                         FOR THE PERIOD
                                                                          DECEMBER 31,
                                                                            2006(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.76
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.25 (a)
Net Realized/Unrealized Gain on Investments.............................       0.53
                                                                             ------
Total from Investment Operations........................................       0.78
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.12)
Distributions from Net Realized Capital Gains...........................      (0.03)
                                                                             ------
Total Distributions.....................................................      (0.15)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.39
                                                                             ======
TOTAL RETURN                                                                   7.20%
Ratio of Expenses to Average Net Assets.................................       0.57%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.63%*
Ratio of Net Investment Income to Average Net Assets....................       3.33%*
Portfolio Turnover Rate.................................................       27.7%
Net Assets, End of Period (in millions).................................       $0.3

                                                                                CLASS B
                                                                         -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(C)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.14     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.13 (a)   0.10 (a)
Net Realized/Unrealized Gain on Investments.............................   1.28       0.10
                                                                         ------     ------
Total from Investment Operations........................................   1.41       0.20
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.12)     (0.06)
Distributions from Net Realized Capital Gains...........................  (0.04)        --
                                                                         ------     ------
Total Distributions.....................................................  (0.16)     (0.06)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.39     $10.14
                                                                         ======     ======
TOTAL RETURN                                                              13.85%      2.04%
Ratio of Expenses to Average Net Assets.................................   0.80%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.82%      2.59%*
Ratio of Net Investment Income to Average Net Assets....................   1.21%      3.85%*
Portfolio Turnover Rate.................................................   27.7%       6.2%
Net Assets, End of Period (in millions)................................. $235.3     $ 11.6

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Commencement of operations--10/03/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                            CLASS E
CYCLICAL GROWTH ETF PORTFOLIO                                            --------------
                                                                         FOR THE PERIOD
                                                                          DECEMBER 31,
                                                                            2006(B)
                                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................     $10.76
                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................       0.18 (a)
Net Realized/Unrealized Gain on Investments.............................       0.60
                                                                             ------
Total from Investment Operations........................................       0.78
                                                                             ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      (0.12)
Distributions from Net Realized Capital Gains...........................      (0.03)
                                                                             ------
Total Distributions.....................................................      (0.15)
                                                                             ------
NET ASSET VALUE, END OF PERIOD..........................................     $11.39
                                                                             ======
TOTAL RETURN                                                                   7.15%
Ratio of Expenses to Average Net Assets.................................       0.72%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates       0.77%*
Ratio of Net Investment Income (loss) to Average Net Assets.............       2.38%*
Portfolio Turnover Rate.................................................       27.7%
Net Assets, End of Period (in millions).................................       $1.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Cyclical Growth ETF Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                               Management Fees
                              earned by Manager
                              for the year ended
Portfolio                     December 31, 2006  % per annum     Average Daily Assets
---------                     ------------------ ----------- ----------------------------

Cyclical Growth ETF Portfolio      $883,426         0.45%    First $300 Million

                                                    0.43%    $300 Million to $600 Million

                                                    0.40%    Over $600 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                           Expenses Deferred in
     -                                                     --------------------
                                                             2005       2006
     -                                                      -------    -------
                                    Maximum Expense Ratio    Subject to
                                    under current Expense     repayment
                                    Limitation Agreement   until December 31,
     -                             ----------------------  --------------------
     Portfolio                     Class A Class B Class E  2010       2011
     ---------                     ------- ------- -------  -------    -------

     Cyclical Growth ETF Portfolio  0.55%   0.80%   0.70%  $32,115    $40,875

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

At or during the period ended December 31, 2006, the Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                           Income earned
                                                          Shares                                           from affiliate
                                                         purchased        Shares sold                        during the
                                  Number of shares      during the        during the         Number of      period ended
                                held at December 31,   period ended      period ended     shares held at    December 31,
Security Description                    2005         December 31, 2006 December 31, 2006 December 31, 2006      2006
--------------------            -------------------- ----------------- ----------------- ----------------- --------------

Metropolitan Series Fund, Inc.:
  BlackRock Money Market
  Portfolio                            7,669              33,995            37,927             3,737          $38,262

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                   Shares Issued
                                                      Through                Net Increase
                              Beginning   Shares     Dividend      Shares     in Shares     Ending
                               Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                             --------- ---------- ------------- ----------- ------------ ----------
Cyclical Growth ETF Portfolio

 Class A

 05/01/2006-12/31/2006               --     25,933        295        (2,712)      23,516      23,516

 Class B

 12/31/2006                   1,139,989 20,602,852    272,650    (1,349,366)  19,526,136  20,666,125

 10/03/2005-12/31/2005               --  1,136,622      6,974        (3,607)   1,139,989   1,139,989

 Class E

 05/01/2006-12/31/2006               --    118,978      1,278       (12,953)     107,303     107,303

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                        Purchases                        Sales
-                             ------------------------------ ------------------------------
                              U.S. Government Non-Government U.S. Government Non-Government
-                             --------------- -------------- --------------- --------------

Cyclical Growth ETF Portfolio       $--        $251,993,694        $--        $52,872,251

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal       Gross         Gross          Net
                               Income Tax   Unrealized    Unrealized    Unrealized
Portfolio                         Cost     Appreciation (Depreciation) Appreciation
---------                     ------------ ------------ -------------- ------------

Cyclical Growth ETF Portfolio $216,194,482 $22,069,779     $(88,521)   $21,981,258

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                           Securities  Collateral
             -                             ----------- -----------

             Cyclical Growth ETF Portfolio $53,655,111 $54,812,191

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                Ordinary Income   Long-Term Capital Gain       Total
 -                             ------------------ ---------------------- ------------------
                                  2006     2005   2006        2005          2006     2005
 -                                ----     ----   ----        ----       ---------- -------

 Cyclical Growth ETF Portfolio $3,106,558 $71,487 $--         $--        $3,106,558 $79,801

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                 Income         Gain      Appreciation   and Deferrals       Total
-                             ------------- ------------- ------------ ------------------ -----------

Cyclical Growth ETF Portfolio    $2,256          $--      $21,981,258         $--         $21,983,514

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Cyclical Growth ETF Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Cyclical Growth ETF Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from October 3, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cyclical Growth ETF Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from October 3, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                               Dreman Small-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

ECONOMIC OVERVIEW AND OUTLOOK

In 2006 the equity markets responded positively to the Federal Reserve's (the "Fed") decision to remain vigilant on inflation but cautious on over-tightening, to avoid recession. Investor enthusiasm probably comes more from the confidence that inflation remains in check and the economy is slowing but still growing, which gives the Fed some flexibility. Small Cap stocks rebounded in the 4/th/ quarter to outperform Large Cap stocks for the year. The Russell 2000(R) Value Index returned 23.48%, beating the S&P 500(R) Index/1/ which returned 15.79% for the year.

Many seem to believe that the Fed has successfully orchestrated a mid-cycle slowdown and that the likelihood of further tightening is low, while others go as far as to expect a rate reduction in early 2007. Some of this is predicated on weakness in energy, the housing market slowdown and a moderation in economic growth. We have a different view. Recent Fed statements have indicated that inflation risks still persist, and we share their concern. One of the issues affecting our inflation concerns is that while retail prices have softened of late, they have generally been on the rise since bottoming in 2002. Another concern is that employment remains strong despite some weakness in the Midwest, which is contending with a struggling auto environment. Finally, real estate appears to have further downside as adjustable rate mortgages continue to reset; possibly leading to higher foreclosures especially for the riskiest borrowers.

Overall consumption remains mostly strong because price cuts over the past year on many items such as computers, electronics, motor vehicles, and home furnishings have motivated consumers to keep spending mightily. This exuberance has been stimulated by the repeated manufacturer discounting and lower energy prices that entices the average buyer. As a result, consumption continues to win out at the expense of debt reduction. A strong year in the stock market that more than offset real estate declines has further fueled this exuberance. Though the consumer still seems confident in the future, any rollover in the economy or employment could prove problematic. Though we would not bet against a rate reduction next year, we believe that the Fed will act cautiously.

PORTFOLIO OVERVIEW

The Dreman Small-Cap Value Portfolio (the "Portfolio") has outperformed the benchmark Russell 2000(R) Value Index for the year. The Portfolio has posted a 24.23% return compared to the 23.48% return of the benchmark Russell 2000(R) Value Index. Given the strong performance run that small cap stocks have enjoyed, we expect to see more volatility as we enter 2007. Given this belief, we are focusing on adding positions to the Portfolio that have the potential to perform well even in an economic environment of slowing growth.

The performance gains in 2006 relative to the Russell 2000(R) Value Index were broad based as every sector contributed positive performance, especially in the 4/th/ quarter. Material stocks were the best performing sector with an average return of over 30% for the quarter. RTI International and Uranium Resources were the big winners during the quarter with returns of 79% and 96%, respectively. Both of these stocks experienced major declines during the summer sell-off , but regained all of the ground they lost during the fall. For the year, each of these positions returned better than 100%.

Industrial stocks were the 2/nd/ best performing group for the Portfolio with an average return of approximately 24%. We have had several major themes that have guided our investments in the industrial space and they continued to pay dividends for the Portfolio. The most important theme is our focus on infrastructure improvements in energy, water, waste, and electrical. In the energy infrastructure area, Foster Wheeler and Shaw Group both returned better than 40% in the last quarter. Each of these companies is experiencing significant growth in backlog that will translate into revenue and earnings growth in the years ahead.

Utility stocks have been a major source of performance for the Portfolio over the last several years and the strong performance has continued through the end of the year. Dynergy returned just over 30% as the company continued to recover from the energy market debacle caused by Enron. Almost all of the holdings in the utility sector have appreciated to the point where they are solidly in the mid cap category, so we expect to take profits in the coming months in order to reinvest in small cap companies.

We continue to like the insurance stocks and positions such as Arch Capital and Odyssey Re were solid performers. As mentioned above, we added positions in Allied World Assurance and Argonaut during the last quarter as they offer attractive valuations and help lower the Portfolio's economic exposure. Each of these companies sells at less than 1.5 times book value and has P/E ratios approximately equal to their growth rates.

We pared back exposure to energy as the weather patterns pointed to an extremely warm start to the winter. While we like energy longer term, the downside risks over the next few months due to weather have tempered our enthusiasm for the moment. We also pared back on many positions that enjoyed strong performance. We have had numerous stocks appreciate to our target prices and, consequently, we have been paring back in order to build greater value in the Portfolio. To that end, we added positions in small insurance companies, Allied World Assurance and Argonaut, as well as JM Smucker, a producer of jams, jellies, and other food products.

As we look ahead to 2007, we have a hard time envisioning Small Cap stocks repeating the performance during 2006. Of course, we had modest expectations for performance at the beginning of 2006. We remain reasonably optimistic and are still finding attractive opportunities in the small cap area, though they are not as prevalent as they were a few years ago. Our focus on deep value and sustainable earnings growth typically provides for a Portfolio with relatively defensive characteristics should the market experience a downturn.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Messrs. David N. Dreman, E. Clifton Hoover Jr., and Mark Roach have served as the day-to-day portfolio managers of the portion of the Portfolio's assets allocated to Dreman. Mr. Dreman has been part of the management team since the Portfolio's inception in 2005. Mr. Dreman is the founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC. Mr. Hoover has been a Managing Director of Large and Small Cap products, and the co-Chief Investment Officer of Dreman Value Management since December 2006. Mr. Roach joined DVM in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Foster Wheeler, Ltd.                    1.80%
                ------------------------------------------------
                KKR Financial Corp. (REIT)              1.73%
                ------------------------------------------------
                General Cable Corp.                     1.70%
                ------------------------------------------------
                CommScope, Inc.                         1.70%
                ------------------------------------------------
                Arch Capital Group, Ltd.                1.55%
                ------------------------------------------------
                HMS Holdings Corp.                      1.53%
                ------------------------------------------------
                Washington Group International, Inc.    1.50%
                ------------------------------------------------
                Anixter International, Inc.             1.49%
                ------------------------------------------------
                ABX Air, Inc.                           1.48%
                ------------------------------------------------
                Allied World Assurance Holdings, Inc.   1.45%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                     [CHART]

Financials                     25.0%
Industrials                    24.4%
Non-Cyclical                   15.6%
Communications                  9.0%
Basic Materials                 7.0%
Energy                          6.8%
Cyclical                        5.4%
Technology                      3.9%
Utilities                       2.9%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DREMAN SMALL-CAP VALUE PORTFOLIO                    FOR THE YEAR ENDED 12/31/06
MANAGED BY DREMAN VALUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                  DREMAN SMALL-CAP VALUE PORTFOLIO MANAGED BY
        DREMAN VALUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                    Russell 2000
                        Fund         Value Index
                        ----         -----------
      5/2/2005         $10,000         $10,000
    12/31/2005          11,355          11,498
    12/31/2006          14,107          14,199


    -------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the year ended 12/31/06)
    -------------------------------------------------------------
    -------------------------------------------------------------
                                   1 Year    Since Inception/3/
    -------------------------------------------------------------
    Dreman Small-Cap Value
--  Portfolio--Class A             24.23%         22.91%
    -------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 23.48%         23.40%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividend and capital gains distributions.

/3/Inception of Class A shares is 05/02/2005. Index returns are based on an inception date of 4/30/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
DREMAN SMALL-CAP VALUE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,107.90        $5.84
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                     SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 95.7%
      AEROSPACE & DEFENSE - 7.6%
      Aeroflex, Inc.*................................ 100,900 $  1,182,548
      Armor Holdings, Inc.*..........................  21,200    1,169,659
      BE Aerospace, Inc.*............................  43,800    1,124,784
      Curtiss-Wright Corp............................  27,100    1,004,868
      DRS Technologies, Inc..........................  22,100    1,164,228
      EDO Corp.......................................  29,800      707,452
                                                              ------------
                                                                 6,353,539
                                                              ------------
      AIR FREIGHT & LOGISTICS - 1.5%
      ABX Air, Inc.*................................. 178,500    1,237,005
                                                              ------------
      BANKS - 3.8%
      BankUnited Financial Corp. - Class A...........  10,700      299,172
      Beverly Hills Bancorp, Inc.....................  65,800      545,482
      MB Financial, Inc..............................  27,800    1,045,558
      Sterling Financial Corp. of Spokane............  13,500      456,435
      UCBH Holdings, Inc.............................  46,700      820,052
                                                              ------------
                                                                 3,166,699
                                                              ------------
      BIOTECHNOLOGY - 0.7%
      Charles River Laboratories International, Inc.*  13,650      590,363
                                                              ------------
      BUILDING PRODUCTS - 0.5%
      LB Foster Co.*.................................  15,500      401,605
                                                              ------------
      CHEMICALS - 1.8%
      Agrium, Inc....................................  35,400    1,114,746
      Terra Industries, Inc.*........................  35,300      422,894
                                                              ------------
                                                                 1,537,640
                                                              ------------
      COMMERCIAL SERVICES & SUPPLIES - 4.3%
      HMS Holdings Corp.*............................  84,550    1,280,932
      Hypercom Corp.*................................ 121,900      774,065
      Nobel Learning Communities, Inc................   4,600       52,164
      Pediatrix Medical Group, Inc.*.................  20,100      982,890
      WCA Waste Corp.*...............................  62,100      498,663
                                                              ------------
                                                                 3,588,714
                                                              ------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 2.7%
      Black Box Corp.................................  19,300      810,407
      CommScope, Inc.*...............................  46,500    1,417,320
                                                              ------------
                                                                 2,227,727
                                                              ------------
      CONSTRUCTION & ENGINEERING - 5.6%
      Foster Wheeler, Ltd.*..........................  27,300    1,505,322
      Insituform Technologies, Inc.*.................  33,500      866,310
      Sterling Construction Co., Inc.*...............  48,900    1,064,064
      Washington Group International, Inc.*..........  21,000    1,255,590
                                                              ------------
                                                                 4,691,286
                                                              ------------
      ELECTRIC UTILITIES - 3.8%
      Dynegy, Inc.*.................................. 107,400      777,576
      NGP Capital Resources Co.......................  46,100      772,175
      Pike Electric Corp.*...........................  22,400      365,792
      Westar Energy, Inc.............................   9,700      251,812

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                             SHARES    (NOTE 2)
          ------------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          WPS Resources Corp.....................  18,100 $    977,943
                                                          ------------
                                                             3,145,298
                                                          ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.4%
          Anixter International, Inc.*...........  22,900    1,243,470
          Exar Corp.*............................  44,500      578,500
          General Cable Corp.*...................  32,500    1,420,575
          Hubbell, Inc. - Class B................  23,000    1,039,830
          Regal-Beloit Corp......................  12,000      630,120
          ScanSource, Inc.*......................  23,300      708,320
          WESCO International, Inc.*.............   9,500      558,695
                                                          ------------
                                                             6,179,510
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.9%
          Mitcham Industries, Inc.*..............  28,300      338,185
          Oil States International, Inc.*........  12,300      396,429
                                                          ------------
                                                               734,614
                                                          ------------
          FINANCIAL - DIVERSIFIED - 5.2%
          Apollo Investment Corp.................  52,000    1,164,800
          BISYS Group, Inc. (The)*...............  43,500      561,585
          MCG Capital Corp.......................  22,300      453,136
          Prospect Energy Corp...................  41,400      709,182
          Tortoise Energy Capital Corp...........  21,500      592,755
          Tortoise Energy Infrastructure Corp....  25,800      897,582
                                                          ------------
                                                             4,379,040
                                                          ------------
          FOOD & DRUG RETAILING - 0.9%
          Nash Finch Co..........................  26,100      712,530
                                                          ------------
          FOOD PRODUCTS - 1.6%
          J.M. Smucker Co. (The).................  15,800      765,826
          Ralcorp Holdings, Inc.*................  11,300      575,057
                                                          ------------
                                                             1,340,883
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
          Cooper Cos., Inc. (The)................  18,600      827,700
          Kinetic Concepts, Inc.*................  15,500      613,025
          PerkinElmer, Inc.......................  44,350      985,901
                                                          ------------
                                                             2,426,626
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 5.5%
          Centene Corp.*.........................  32,300      793,611
          Healthspring, Inc.*....................  54,600    1,111,110
          Inyx, Inc.*............................ 207,600      483,708
          LifePoint Hospitals, Inc.*.............  32,900    1,108,730
          Option Care, Inc.......................  78,500    1,118,625
                                                          ------------
                                                             4,615,784
                                                          ------------
          HOTELS, RESTAURANTS & LEISURE - 3.3%
          Century Casinos, Inc.*.................  90,100    1,005,516
          Lakes Entertainment, Inc.*.............  70,100      756,379
          Penn National Gaming, Inc.*............  18,300      761,646
          Pinnacle Entertainment, Inc.*..........   7,600      251,864
                                                          ------------
                                                             2,775,405
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
DREMAN SMALL-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         -------------------------------------------------------------

         HOUSEHOLD PRODUCTS - 1.1%
         Church & Dwight, Inc....................  20,900 $    891,385
                                                          ------------
         INDUSTRIAL - DIVERSIFIED - 1.2%
         Shaw Group, Inc. (The)*.................  30,100    1,008,350
                                                          ------------
         INSURANCE - 6.7%
         Allied World Assurance Holdings, Ltd....  27,700    1,208,551
         Arch Capital Group, Ltd.*...............  19,200    1,298,112
         Argonaut Group, Inc.*...................  28,300      986,538
         Endurance Specialty Holdings, Ltd.......  22,800      834,024
         Odyssey Re Holdings Corp................  13,100      488,630
         Platinum Underwriters Holdings, Ltd.....  12,000      371,280
         Safety Insurance Group, Inc.............   8,750      443,712
                                                          ------------
                                                             5,630,847
                                                          ------------
         INTERNET SOFTWARE & SERVICES - 1.4%
         Corillian Corp.*........................ 311,700    1,175,109
                                                          ------------
         MACHINERY - 2.9%
         3D Systems Corp.*.......................  18,700      298,452
         AGCO Corp.*.............................  23,500      727,090
         Terex Corp.*............................   6,800      439,144
         Watts Water Technologies, Inc. - Class A  22,800      937,308
                                                          ------------
                                                             2,401,994
                                                          ------------
         METALS & MINING - 4.8%
         Century Aluminum Co.*...................  13,200      589,380
         Northern Orion Resources, Inc.*.........  92,100      337,086
         Oregon Steel Mills, Inc.*...............   9,900      617,859
         RTI International Metals, Inc.*.........  14,000    1,095,080
         Uranium Resources, Inc.*................ 207,300    1,202,340
         Yamana Gold, Inc........................  15,200      200,336
                                                          ------------
                                                             4,042,081
                                                          ------------
         OIL & GAS - 5.7%
         Atwood Oceanics, Inc.*..................  14,900      729,653
         Cano Petroleum, Inc.*...................  70,800      387,984
         Delta Petroleum Corp.*..................  13,400      310,344
         Helix Energy Solutions Group, Inc.*.....  21,900      687,003
         McMoRan Exploration Co.*................  23,900      339,858
         Parallel Petroleum Corp.*...............  26,200      460,334
         Petrohawk Energy Corp.*.................  50,700      583,050
         Superior Energy Services, Inc.*.........  23,600      771,248
         Willbros Group, Inc.*...................  24,600      464,940
                                                          ------------
                                                             4,734,414
                                                          ------------
         PHARMACEUTICALS - 0.7%
         Par Pharmaceutical Cos., Inc.*..........  24,450      546,947
                                                          ------------
         REAL ESTATE - 7.9%
         Annaly Mortgage Management, Inc. (REIT).  68,100      947,271
         CBRE Realty Finance, Inc. (REIT)........  46,000      722,660
         GMH Communities Trust (REIT)............  58,300      591,745
         JER Investors Trust, Inc. (REIT)........  43,800      905,346
         KKR Financial Corp. (REIT)..............  54,100    1,449,339

        ------------------------------------------------------------------
        SECURITY                                SHARES/PAR    VALUE
        DESCRIPTION                               AMOUNT     (NOTE 2)
        ------------------------------------------------------------------

        REAL ESTATE - CONTINUED
        MFA Mortgage Investments, Inc. (REIT)..     93,600 $    719,784
        Newcastle Investment Corp. (REIT)......     23,600      739,152
        Novastar Financial, Inc. (REIT)........     19,400      517,010
                                                           ------------
                                                              6,592,307
                                                           ------------
        RETAIL - MULTILINE - 0.3%
        Stein Mart, Inc........................     21,400      283,764
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
        Cypress Semiconductor Corp.*...........     32,600      549,962
                                                           ------------
        SOFTWARE - 1.3%
        Applix, Inc.*..........................     48,700      552,745
        Lawson Software, Inc.*.................     76,500      565,335
                                                           ------------
                                                              1,118,080
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
        Fairpoint Communications, Inc..........     31,000      587,450
                                                           ------------
        TRANSPORTATION - 0.3%
        Old Dominion Freight Line, Inc.*.......     12,000      288,840
                                                           ------------
        Total Common Stocks (Cost $73,960,450)               79,955,798
                                                           ------------

        SHORT-TERM INVESTMENT - 6.9%
        State Street Bank and Trust Co.,
          Repurchase Agreement
          dated 12/29/06 at 3.400% to be
          repurchased at $5,763,176.38 on
          01/02/07 collateralized by $5,855,000
          FNMA at 5.200% due 11/20/09 with a
          value of $5,876,956.
          (Cost $5,761,000).................... $5,761,000    5,761,000
                                                           ------------

        TOTAL INVESTMENTS - 102.6%
        (Cost $79,721,450)                                   85,716,798

        Other Assets and Liabilities (net) - (2.6%)          (2,149,930)
                                                           ------------

        TOTAL NET ASSETS - 100.0%                          $ 83,566,868
                                                           ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

DREMAN SMALL-CAP VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $79,955,798
   Repurchase Agreement                                                    5,761,000
   Cash                                                                          100
   Cash denominated in foreign currencies**                                      128
   Receivable for investments sold                                           405,302
   Receivable for Trust shares sold                                          280,663
   Dividends receivable                                                      161,774
   Interest receivable                                                         1,632
   Receivable from investment manager (Note 3)                                 2,840
                                                                         -----------
     Total assets                                                         86,569,237
                                                                         -----------
LIABILITIES
   Payables for:
     Investments purchased                                                 2,850,173
     Investment advisory fee payable (Note 3)                                 53,617
     Administration fee payable                                                1,202
     Custodian and accounting fees payable                                    41,723
   Accrued expenses                                                           55,654
                                                                         -----------
     Total liabilities                                                     3,002,369
                                                                         -----------
NET ASSETS                                                               $83,566,868
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $77,027,779
   Accumulated net realized gain                                             543,744
   Unrealized appreciation on investments                                  5,995,345
                                                                         -----------
     Total                                                               $83,566,868
                                                                         ===========
NET ASSETS
   Class A                                                               $83,566,868
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                 6,067,821
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $     13.77
                                                                         ===========

------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $73,960,450
**Cost of cash denominated in foreign currencies                                 131

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

DREMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $  677,963
   Interest                                                                       77,529
                                                                              ----------
       Total investment income                                                   755,492
                                                                              ----------
EXPENSES:
   Investment advisory fee (Note 3)                                              297,691
   Administration fees                                                             9,674
   Custody and accounting fees                                                   108,363
   Transfer agent fees                                                             8,974
   Audit                                                                          29,750
   Legal                                                                          27,952
   Trustee fees and expenses                                                      17,376
   Shareholder reporting                                                           3,998
   Insurance                                                                       1,497
   Other                                                                           2,144
                                                                              ----------
       Total expenses                                                            507,419
       Less fees waived and expenses reimbursed by the manager                  (108,951)
                                                                              ----------
   Net expenses                                                                  398,468
                                                                              ----------
   Net investment income                                                         357,024
                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                               718,502
       Foreign currency                                                               (5)
                                                                              ----------
          Net realized gain on investments and foreign currency                  718,497
                                                                              ----------
   Net change in unrealized appreciation on:
       Investments                                                             5,658,126
                                                                              ----------
   Net change in unrealized appreciation on investments                        5,658,126
                                                                              ----------
   Net realized and unrealized gain on investments and foreign
       currency                                                                6,376,623
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $6,733,647
                                                                              ==========

-----------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $      702

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

DREMAN SMALL-CAP VALUE PORTFOLIO
                                                                          Year Ended   Year Ended
                                                                         December 31, December 31,
                                                                             2006        2005*
                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   357,024   $   23,428
   Net realized gain on investments and foreign currency                     718,497       81,224
   Net change in unrealized appreciation on investments                    5,658,126      337,219
                                                                         -----------   ----------
   Net increase in net assets resulting from operations                    6,733,647      441,871
                                                                         -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (337,568)     (20,912)
   From net realized gains
     Class A                                                                (222,249)     (55,700)
                                                                         -----------   ----------
   Net decrease in net assets resulting from distributions                  (559,817)     (76,612)
                                                                         -----------   ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              78,052,408    5,016,436
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 559,817       76,612
   Cost of shares repurchased
     Class A                                                              (6,551,689)    (125,805)
                                                                         -----------   ----------
   Net increase in net assets from capital share transactions             72,060,536    4,967,243
                                                                         -----------   ----------
TOTAL INCREASE IN NET ASSETS                                              78,234,366    5,332,502
   Net assets at beginning of period                                       5,332,502           --
                                                                         -----------   ----------
   Net assets at end of period                                           $83,566,868   $5,332,502
                                                                         ===========   ==========
   Net assets at end of period includes undistributed net investment
       income                                                            $        --   $    2,516
                                                                         ===========   ==========

*  For the period 05/02/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                CLASS A
DREMAN SMALL-CAP VALUE PORTFOLIO                                         -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.20     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.13 (a)   0.07 (a)
Net Realized/Unrealized Gain on Investments.............................   2.57       1.30
                                                                         ------     ------
Total from Investment Operations........................................   2.70       1.37
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.06)     (0.05)
Distributions from Net Realized Capital Gains...........................  (0.07)     (0.12)
                                                                         ------     ------
Total Distributions.....................................................  (0.13)     (0.17)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $13.77     $11.20
                                                                         ======     ======
TOTAL RETURN                                                              24.23%     13.56%
Ratio of Expenses to Average Net Assets.................................   1.10%      1.10%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.40%      3.83%*
Ratio of Net Investment Income to Average Net Assets....................   0.99%      0.86%*
Portfolio Turnover Rate.................................................   62.0%      55.0%
Net Assets, End of Period (in millions).................................  $83.6       $5.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is a diversified, included in this report is Dreman Small-Cap Value Portfolio (formerly a separate series of The Travelers Series Trust ("TST")--Dreman Small-Cap Value Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Dreman Value Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                  Management Fees
                                 earned by Manager
                                 for the year ended
Portfolio                        December 31, 2006  % per annum     Average Daily Assets
---------                        ------------------ ----------- ----------------------------

Dreman Small-Cap Value Portfolio      $297,691         0.825%   First $50 Million

                                                        0.80%   $50 Million to $100 Million

                                                       0.775%   $100 Million to $500 Million

                                                        0.75%   $500 Million to $1 Billion

                                                       0.725%   Over $1 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                           Expenses Deferred in
                                                                   2006
-                                                          --------------------
                                   Maximum Expense Ratio
                                   under current Expense
                                   Limitation Agreement    Subject to repayment
                                 -----------------------    until December 31,
Portfolio                        Class A Class B  Class E          2011
---------                        ------- -------  -------  --------------------

Dreman Small-Cap Value Portfolio   1.10%   1.35%*   1.25%*       $37,273

*Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                     Shares Issued
                                                        Through                Net Increase
                                 Beginning  Shares     Dividend      Shares     in Shares    Ending
                                  Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                                --------- --------- ------------- ----------- ------------ ---------
Dreman Small-Cap Value Portfolio

 Class A

 12/31/2006                       476,328  6,056,380    40,605      (505,492)   5,591,493   6,067,821

 05/02/2005-12/31/2005                 --    480,791     6,846       (11,309)     476,328     476,328

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                           Purchases                        Sales
                                 ------------------------------ ------------------------------
                                 U.S. Government Non-Government U.S. Government Non-Government
                                 --------------- -------------- --------------- --------------

Dreman Small-Cap Value Portfolio       $--        $90,115,419         $--        $21,443,840

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                  Federal       Gross         Gross
                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                           Cost     Appreciation (Depreciation)  Appreciation
---------                        ----------- ------------ -------------- --------------

Dreman Small-Cap Value Portfolio $79,796,074  $7,557,474   $(1,636,750)    $5,920,724

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                 Ordinary Income  Long-Term Capital Gain      Total
                                 ---------------- ---------------------- ----------------
                                   2006    2005    2006        2005        2006    2005
                                 -------- -------   -------    ----      -------- -------

Dreman Small-Cap Value Portfolio $477,589 $76,612 $82,228      $--       $559,817 $76,612

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                 Undistributed Undistributed     Net
                                   Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                    Income         Gain      Appreciation   and Deferrals      Total
                                 ------------- ------------- ------------ ------------------ ----------

Dreman Small-Cap Value Portfolio   $553,513       $64,853     $5,920,721         $--         $6,539,087

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreman Small-Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dreman Small-Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Small-Cap Value Portfolio of Met Investors Series Trust as of
December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                             Goldman Sachs Mid-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE REVIEW

For the one-year period ended December 31, 2006, the Goldman Sachs Mid-Cap Value Portfolio Class A shares returned 16.02% versus 20.22% for its benchmark, the Russell Midcap(R) Value Index.

MARKET REVIEW

The U.S. equity markets finished another year with positive returns as strong gains in the fourth quarter capped off a very successful 2006. For the one-year period ended December 31, 2006, the S&P 500(R) Index/1 /returned 15.79%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Another theme throughout the year was the high level of merger and acquisition activity in both the private and public sectors. With abundant liquidity in the market, private equity deals reached new heights as buyers increasingly bid for small and even mid-cap sized companies. On the economic front, the Federal Reserve Board held interest rates steady in the second half of the year.

PORTFOLIO POSITIONING

For the one year period, the Portfolio was unable to beat the strong returns of the benchmark. In particular, the Portfolio's holdings in the Energy sector weighed heavily on relative performance and select holdings in consumer cyclicals also declined. In contrast, several of the Portfolio's top performing stocks included Financials and Services names.

In 2006, several headwinds, including record warm weather patterns, pressured the Portfolio's holdings in the energy sector. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector. Our overall exposure to Energy has decreased over the past year, partly due to the acquisition of Western Gas Resources by Anadarko Petroleum. We also selectively reduced holdings in this sector. We think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this sector. We remain focused on select companies with low cost structures, large reserves, and shareholder-focused management teams. We continue to hold EOG Resources, Inc. (2.2% of the Portfolio), Range Resources Corp. (2.8%), and Williams Companies (2.4%) despite recent weakness in these stocks.

Other stocks that endured a challenging year included Lennar Corp. (1.4%) and Mohawk (0%). While we eliminated the position in Mohawk, we believe that an excessively negative outlook is already reflected in Lennar's share price. We believe this well-managed, financially strong company is better-positioned today than it was in past housing downturns due to more diversified geographic markets, economies of scale, and better management practices.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.


Several key holdings, such as Harrah's Entertainment, Inc. (0.9%) and Norfolk Southern Corp. (1.5%), recovered from weakness in the fourth quarter, however they were still among relative detractors for 2006. Harrah's, in particular, received much attention due to the series of private equity bids placed on the company. We reduced the position in the stock to lock in profits. The Portfolio also benefited from favorable acquisition activity as Equity Office Properties was sold to a private equity group. Top holdings Entergy Corporation (3.0%) and J.C. Penney, Inc. (2.5%) contributed to positive results as well.

OUTLOOK

Many of the Portfolio's best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

TEAM MANAGED

The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The Portfolio invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

This material is being provided at your specific request for informational purposes only. Although every effort has been made to accurately reflect the information contained herein, Goldman Sachs Asset Management, L.P. (together with its affiliates, "GSAM") reserves the right to correct any errors or omissions and does not make any representation or warranty (express or implied) as to the accuracy, completeness or fairness of the information contained herein.

GSAM shall not be liable for any errors, inaccuracies or delays in content provided by GSAM to Met Investors and/or clients of Met Investors, or for any actions taken by Met Investors and/or its clients in reliance thereon. GSAM EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF ANY OF THE CONTENT PROVIDED HEREIN, OR AS TO THE FITNESS OF THE INFORMATION CONTAINED HEREIN FOR ANY PURPOSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


In addition, GSAM does not guarantee the accuracy of or endorse the views or opinions given by Met Investors, and it does not endorse or take responsibility for the content provided by Met Investors to its clients or any other persons.

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Entergy Corp.                 3.04%
                     --------------------------------------
                     Range Resources Corp.         2.80%
                     --------------------------------------
                     J.C. Penney Co., Inc.         2.54%
                     --------------------------------------
                     Ambac Financial Group, Inc.   2.35%
                     --------------------------------------
                     Williams Cos., Inc. (The)     2.35%
                     --------------------------------------
                     Keycorp                       2.27%
                     --------------------------------------
                     PG&E Corp.                    2.26%
                     --------------------------------------
                     EOG Resources, Inc.           2.20%
                     --------------------------------------
                     Edison International          1.96%
                     --------------------------------------
                     PPL Corp.                     1.94%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

    Financial          30.4%
    Utilities          14.6%
    Industrial         13.6%
    Energy             10.6%
    Non-Cyclical        9.5%
    Cyclical            9.4%
    Technology          6.1%
    Basic Materials     3.4%
    Communications      2.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
   GOLDMAN SACHS ASSET MANAGEMENT, L.P. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                     Russell Midcap
                  Fund                Value Index
                --------            --------------
 4/30/2004      $10,000                $10,000
12/31/2004       12,098                 12,262
12/31/2005       13,613                 13,813
12/31/2006       15,750                 16,605



    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/06)
    ---------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ---------------------------------------------------------------
    Goldman Sachs Mid-Cap Value
--  Portfolio--Class A               16.02%         18.75%
    Class B                          15.69%         18.49%
    ---------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ 20.22%         20.94%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Value Index is an unmanaged index of common stock prices which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value(R) Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,108.30        $4.30
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,106.80         5.63
  Hypothetical (5% return before expenses)     1,000.00      1,019.86         5.40
------------------------------------------  ------------- ------------- ---------------

*Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.06% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ------------------------------------------------------------------

        COMMON STOCKS - 95.5%
        AEROSPACE & DEFENSE - 1.8%
        Alliant Techsystems, Inc.*(a)............  45,841 $   3,584,308
        Rockwell Collins, Inc....................  77,536     4,907,253
                                                          -------------
                                                              8,491,561
                                                          -------------
        AUTO COMPONENTS - 1.3%
        Autoliv, Inc.............................  97,672     5,889,622
                                                          -------------
        BANKS - 8.5%
        City National Corp.......................  44,398     3,161,138
        Commerce Bancshares, Inc.(a).............  47,515     2,300,177
        First Horizon National Corp.(a)..........  52,930     2,211,415
        Hudson City Bancorp, Inc................. 285,718     3,965,766
        Keycorp.................................. 281,214    10,694,568
        M&T Bank Corp............................  34,471     4,210,977
        Northern Trust Corp......................  83,646     5,076,476
        Webster Financial Corp...................  47,790     2,328,329
        Zions Bancorp............................  72,372     5,966,348
                                                          -------------
                                                             39,915,194
                                                          -------------
        BEVERAGES - 0.2%
        Pepsi Bottling Group, Inc................  36,455     1,126,824
                                                          -------------
        BIOTECHNOLOGY - 1.8%
        Charles River Laboratories International,
          Inc.*..................................  95,786     4,142,745
        MedImmune, Inc.*......................... 140,284     4,540,993
                                                          -------------
                                                              8,683,738
                                                          -------------
        BUILDING PRODUCTS - 0.6%
        American Standard Cos., Inc..............  57,409     2,632,203
                                                          -------------
        CHEMICALS - 1.5%
        Air Products & Chemicals, Inc............  16,280     1,144,158
        Airgas, Inc..............................  83,770     3,394,361
        Albemarle Corp...........................  16,520     1,186,136
        Celanese Corp............................  44,360     1,148,037
                                                          -------------
                                                              6,872,692
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.4%
        Allied Waste Industries, Inc.*........... 638,567     7,847,988
        Republic Services, Inc...................  85,015     3,457,560
                                                          -------------
                                                             11,305,548
                                                          -------------
        COMPUTERS & PERIPHERALS - 1.5%
        Seagate Technology....................... 273,735     7,253,977
                                                          -------------
        CONTAINERS & PACKAGING - 0.7%
        Packaging Corp. of America............... 159,055     3,515,116
                                                          -------------
        ELECTRIC UTILITIES - 13.3%
        CMS Energy Corp.*........................  85,397     1,426,130
        DPL, Inc.(a)............................. 286,695     7,964,387
        Edison International..................... 202,403     9,205,288
        Entergy Corp............................. 155,025    14,311,908
        FirstEnergy Corp.........................  50,841     3,065,712
        Northeast Utilities......................  86,017     2,422,239

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          PG&E Corp............................. 224,888 $  10,643,949
          PPL Corp.............................. 254,427     9,118,664
          Sierra Pacific Resources*.............  20,617       346,984
          Wisconsin Energy Corp.................  83,189     3,948,150
                                                         -------------
                                                            62,453,411
                                                         -------------
          ELECTRICAL EQUIPMENT & SERVICES - 4.0%
          Amphenol Corp. - Class A.............. 130,484     8,100,447
          Avnet, Inc.*..........................  83,041     2,120,037
          Cooper Industries, Ltd. - Class A.....  61,517     5,562,982
          PerkinElmer, Inc...................... 140,352     3,120,025
                                                         -------------
                                                            18,903,491
                                                         -------------
          ENERGY EQUIPMENT & SERVICES - 1.0%
          BJ Services Co........................ 110,338     3,235,110
          W-H Energy Services, Inc.*............  31,240     1,521,076
                                                         -------------
                                                             4,756,186
                                                         -------------
          FINANCIAL-DIVERSIFIED - 4.8%
          American Capital Strategies, Ltd.(a)..  54,665     2,528,803
          Bear Stearns Cos., Inc................  46,866     7,628,847
          CIT Group, Inc........................ 136,679     7,622,588
          E*TRADE Financial Corp.*..............  47,992     1,075,981
          Eaton Vance Corp......................  58,510     1,931,415
          Lazard Ltd. - Class A.................  34,050     1,611,927
                                                         -------------
                                                            22,399,561
                                                         -------------
          FOOD & DRUG RETAILING - 3.2%
          Agrium, Inc........................... 113,500     3,574,115
          Safeway, Inc.(a)...................... 111,288     3,846,113
          SUPERVALU, Inc........................ 218,797     7,821,993
                                                         -------------
                                                            15,242,221
                                                         -------------
          FOOD PRODUCTS - 0.8%
          Smithfield Foods, Inc.*(a)............ 146,049     3,747,617
                                                         -------------
          GAS UTILITIES - 0.6%
          AGL Resources, Inc....................  76,322     2,969,689
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
          IMS Health, Inc....................... 202,904     5,575,802
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.7%
          Coventry Health Care, Inc.*...........  71,398     3,573,470
          Health Net, Inc.*.....................  94,616     4,604,014
                                                         -------------
                                                             8,177,484
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 1.4%
          Boyd Gaming Corp.(a)..................  50,620     2,293,592
          Harrah's Entertainment, Inc...........  53,912     4,459,601
                                                         -------------
                                                             6,753,193
                                                         -------------
          HOUSEHOLD DURABLES - 2.9%
          Lennar Corp. - Class A................ 123,726     6,490,666
          Newell Rubbermaid, Inc................ 245,287     7,101,059
                                                         -------------
                                                            13,591,725
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


          --------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          --------------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.2%
          Clorox Co............................  84,442 $   5,416,954
                                                        -------------
          INDUSTRIAL-DIVERSIFIED - 0.5%
          Carlisle Cos., Inc...................  28,252     2,217,782
                                                        -------------
          INSURANCE - 8.0%
          Ambac Financial Group, Inc........... 124,205    11,062,939
          Assurant, Inc........................  46,929     2,592,827
          Everest Reinsurance Group, Ltd.......  58,661     5,755,231
          Lincoln National Corp................  54,977     3,650,473
          MGIC Investment Corp.................  36,100     2,257,694
          PartnerRe, Ltd.(a)...................  73,026     5,187,037
          PMI Group, Inc. (The)................  60,147     2,837,134
          Radian Group, Inc....................   8,430       454,461
          RenaissanceRe Holdings, Ltd..........  38,875     2,332,500
          Torchmark Corp.......................  22,444     1,431,030
                                                        -------------
                                                           37,561,326
                                                        -------------
          IT CONSULTING & SERVICES - 0.8%
          BearingPoint, Inc.*(a)............... 487,883     3,839,639
                                                        -------------
          MEDIA - 1.5%
          Charter Communications, Inc.*(a)..... 663,800     2,031,228
          Dow Jones & Co., Inc.(a).............  34,269     1,302,222
          Lamar Advertising Co. - Class A*(a)..  54,429     3,559,112
                                                        -------------
                                                            6,892,562
                                                        -------------
          METALS & MINING - 1.2%
          Commercial Metals Co................. 220,505     5,689,029
                                                        -------------
          OIL & GAS - 9.1%
          EOG Resources, Inc................... 166,017    10,367,762
          Range Resources Corp................. 479,061    13,155,015
          Ultra Petroleum Corp.*(a)............ 172,518     8,237,734
          Williams Cos., Inc. (The)............ 423,414    11,059,574
                                                        -------------
                                                           42,820,085
                                                        -------------
          PAPER & FOREST PRODUCTS - 1.0%
          MeadWestvaco Corp.................... 160,261     4,817,446
                                                        -------------
          REAL ESTATE - 7.8%
          Apartment Investment & Management Co.
            (REIT) - Class A................... 109,974     6,160,743
          Brandywine Realty Trust (REIT)....... 113,424     3,771,348
          Developers Diversified Realty Corp.
            (REIT)(a)..........................  75,329     4,741,961
          Equity Office Properties Trust (REIT)  97,336     4,688,675
          Equity Residential (REIT)............  64,798     3,288,499
          Home Properties, Inc. (REIT).........  44,434     2,633,603
          iStar Financial, Inc. (REIT).........  79,546     3,803,890
          Liberty Property Trust (REIT)(a).....  89,496     4,397,833
          Mack-Cali Realty Corp. (REIT)........  65,490     3,339,990
                                                        -------------
                                                           36,826,542
                                                        -------------
          RETAIL-MULTILINE - 2.5%
          J.C. Penney Co., Inc................. 154,609    11,960,552
                                                        -------------

     ------------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     RETAIL-SPECIALTY - 0.9%
     Ross Stores, Inc...........................      68,075 $   1,994,597
     Williams-Sonoma, Inc.(a)...................      67,600     2,125,344
                                                             -------------
                                                                 4,119,941
                                                             -------------
     ROAD & RAIL - 1.8%
     Norfolk Southern Corp......................     139,337     7,007,258
     Swift Transportation Co., Inc.*............      51,864     1,362,467
                                                             -------------
                                                                 8,369,725
                                                             -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
     National Semiconductor Corp................     116,114     2,635,788
     Tessera Technologies, Inc.*(a).............      82,832     3,341,443
                                                             -------------
                                                                 5,977,231
                                                             -------------
     SOFTWARE - 1.8%
     Activision, Inc.*..........................     488,068     8,414,292
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.9%
     Embarq Corp................................      77,947     4,096,894
                                                             -------------
     Total Common Stocks (Cost $392,749,131)                   449,276,855
                                                             -------------

     SHORT-TERM INVESTMENT - 4.2%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/29/06 at 3.40% to
       be repurchased at $20,063,577 on
       01/02/07 collateralized by $20,700,000
       FNMA at 4.25% due 05/15/09 with a
       value of $20,458,203.
       3.400%, due 01/02/07
       (Cost $20,056,000)....................... $20,056,000    20,056,000
                                                             -------------

     TOTAL INVESTMENTS - 99.7%
     (Cost $412,805,131)                                       469,332,855

     Other Assets and Liabilities (net) - 0.3%                   1,264,381
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 470,597,236
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $41,011,976 and the collateral received consisted of cash in the amount of $42,064,114.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $449,276,855
   Repurchase Agreement                                                    20,056,000
   Cash                                                                           886
   Collateral on securities on loan                                        42,064,114
   Receivable for investments sold                                          1,946,904
   Receivable for Trust shares sold                                           628,859
   Dividends receivable                                                       640,121
   Interest receivable                                                          5,683
                                                                         ------------
     Total assets                                                         514,619,422
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,483,099
     Trust shares redeemed                                                      9,623
     Distribution and services fees--Class B                                   41,069
     Collateral on securities on loan                                      42,064,114
     Investment advisory fee payable (Note 3)                                 287,615
     Administration fee payable                                                 4,757
     Custodian and accounting fees payable                                     85,264
   Accrued expenses                                                            46,645
                                                                         ------------
     Total liabilities                                                     44,022,186
                                                                         ------------
NET ASSETS                                                               $470,597,236
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $365,954,770
   Accumulated net realized gain                                           44,037,378
   Unrealized appreciation on investments                                  56,527,724
   Undistributed net investment income                                      4,077,364
                                                                         ------------
     Total                                                               $470,597,236
                                                                         ============
NET ASSETS
   Class A                                                               $277,933,992
                                                                         ============
   Class B                                                                192,663,244
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 19,264,414
                                                                         ============
   Class B                                                                 13,383,082
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.43
                                                                         ============
   Class B                                                                      14.40
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $392,749,131

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 7,319,034
   Interest (2)                                                               586,751
                                                                          -----------
       Total investment income                                              7,905,785
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         3,106,141
   Deferred Expense Reimbursement (Note 3)                                        876
   Administration fees                                                         57,370
   Custody and accounting fees                                                175,825
   Distribution fee--Class B                                                  413,133
   Transfer agent fees                                                         39,956
   Audit                                                                       26,572
   Legal                                                                       41,935
   Trustee fees and expenses                                                   20,218
   Shareholder reporting                                                        8,950
   Insurance                                                                    7,648
   Other                                                                       12,207
                                                                          -----------
       Total expenses                                                       3,910,831
       Less broker commission recapture                                       (83,746)
                                                                          -----------
   Net expenses                                                             3,827,085
                                                                          -----------
   Net investment income                                                    4,078,700
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                         43,404,541
       Futures contracts                                                      462,688
                                                                          -----------
   Net realized gain on investments and futures contracts                  43,867,229
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         19,185,634
                                                                          -----------
   Net change in unrealized appreciation on investments                    19,185,634
                                                                          -----------
   Net realized and unrealized gain on investments and futures
       contracts                                                           63,052,863
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $67,131,563
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $       936
(2)Interest income includes net security lending income of:                    25,903

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2006          2005
                                                                         ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   4,078,700  $  3,448,391
   Net realized gain on investments and futures contracts                   43,867,229    26,996,358
   Net change in unrealized appreciation on investments                     19,185,634    10,656,351
                                                                         -------------  ------------
   Net increase in net assets resulting from operations                     67,131,563    41,101,100
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                        --    (2,244,601)
     Class B                                                                        --      (824,243)
   From net realized gains
     Class A                                                                (2,754,489)  (17,322,406)
     Class B                                                                (1,319,310)   (8,354,077)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                  (4,073,799)  (28,745,327)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                88,625,938   151,662,965
     Class B                                                                49,714,087    56,229,611
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 2,754,489    19,567,007
     Class B                                                                 1,319,310     9,178,320
   Cost of shares repurchased
     Class A                                                              (138,418,953)  (22,008,254)
     Class B                                                               (18,565,085)  (34,839,896)
                                                                         -------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        (14,570,214)  179,789,753
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                                48,487,550   192,145,526
   Net assets at beginning of period                                       422,109,686   229,964,160
                                                                         -------------  ------------
   Net assets at end of period                                           $ 470,597,236  $422,109,686
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   4,077,364  $    147,081
                                                                         =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                        CLASS A
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO                                       ----------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                            ----------------------------
                                                                               2006       2005     2004(B)
                                                                            ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $12.54     $11.94     $10.00
                                                                            ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.14 (a)   0.15 (a)   0.09 (a)
Net Realized/Unrealized Gain on Investments................................   1.86       1.38       2.01
                                                                            ------     ------     ------
Total from Investment Operations...........................................   2.00       1.53       2.10
                                                                            ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................     --      (0.11)     (0.05)
Distributions from Net Realized Capital Gains..............................  (0.11)     (0.82)     (0.11)
                                                                            ------     ------     ------
Total Distributions........................................................  (0.11)     (0.93)     (0.16)
                                                                            ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $14.43     $12.54     $11.94
                                                                            ======     ======     ======
TOTAL RETURN                                                                 16.02%     12.76%     20.98%
Ratio of Expenses to Average Net Assets....................................   0.79%      0.79%      0.97%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   0.81%      0.79%      0.98%*
Ratio of Net Investment Income to Average Net Assets.......................   1.02%      1.15%      1.19%*
Portfolio Turnover Rate....................................................   67.2%      51.4%      40.8%
Net Assets, End of Period (in millions).................................... $277.9     $285.0     $126.0

                                                                                        CLASS B
                                                                            ----------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                            ----------------------------
                                                                               2006       2005     2004(B)
                                                                            ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $12.55     $11.95     $10.00
                                                                            ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................................   0.11 (a)   0.11 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments................................   1.85       1.39       2.04
                                                                            ------     ------     ------
Total from Investment Operations...........................................   1.96       1.50       2.09
                                                                            ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................     --      (0.08)     (0.03)
Distributions from Net Realized Capital Gains..............................  (0.11)     (0.82)     (0.11)
                                                                            ------     ------     ------
Total Distributions........................................................  (0.11)     (0.90)     (0.14)
                                                                            ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $14.40     $12.55     $11.95
                                                                            ======     ======     ======
TOTAL RETURN                                                                 15.69%     12.54%     20.85%
Ratio of Expenses to Average Net Assets....................................   1.05%      1.03%      1.14%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.07%      1.03%      1.14%*
Ratio of Net Investment Income to Average Net Assets.......................   0.83%      0.87%      0.71%*
Portfolio Turnover Rate....................................................   67.2%      51.4%      40.8%
Net Assets, End of Period (in millions).................................... $192.6     $137.1     $104.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations 05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Goldman Sachs Mid-Cap Value Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Goldman Sachs Asset Management, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2006  % per annum Average Daily Assets
---------                             ------------------ ----------- --------------------

Goldman Sachs Mid-Cap Value Portfolio     $3,106,141        0.75%    First $200 Million

                                                            0.70%    Over $200 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
         Portfolio                             Class A Class B Class E
         ---------                             ------- ------- -------

         Goldman Sachs Mid-Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year January 1 through December 31, 2006:


                   Goldman Sachs Mid-Cap Value Portfolio $876

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2006 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

      Portfolio                             Affiliate           Commission
      ---------                             ---------           ----------

      Goldman Sachs Mid-Cap Value Portfolio Goldman Sachs & Co.  $10,803

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            Shares Issued              Net Increase
                                                               Through                  (Decrease)
                                      Beginning    Shares     Dividend      Shares      in Shares     Ending
                                       Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                     ---------- ---------- ------------- -----------  ------------ ----------
Goldman Sachs Mid-Cap Value Portfolio

 Class A

 12/31/2006                           22,724,830  6,697,703     207,416   (10,365,535)  (3,460,416) 19,264,414

 12/31/2005                           10,554,698 12,309,450   1,551,706    (1,691,024)  12,170,132  22,724,830

 Class B

 12/31/2006                           10,925,761  3,768,623      99,346    (1,410,648)   2,457,321  13,383,082

 12/31/2005                            8,699,886  4,393,362     727,284    (2,894,771)   2,225,875  10,925,761

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Goldman Sachs Mid-Cap Value Portfolio       $--        $282,232,430        $--        $304,529,957

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

Goldman Sachs Mid-Cap Value Portfolio $413,117,874 $60,618,166   $(4,403,185)   $56,214,981

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of    Value of
                                               Securities  Collateral
                                               ----------- -----------

         Goldman Sachs Mid-Cap Value Portfolio $41,011,976 $42,064,114

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income     Long-Term Capital Gain         Total
-                                     ---------------------- ---------------------  ----------------------
                                         2006       2005        2006        2005       2006       2005
-                                     ---------- ----------- ----------  ---------- ---------- -----------

Goldman Sachs Mid-Cap Value Portfolio $1,386,275 $19,958,326 $2,687,524  $8,787,001 $4,073,799 $28,745,327

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
                                      ------------- ------------- ------------ ------------------ ------------

Goldman Sachs Mid-Cap Value Portfolio  $13,979,514   $34,448,881  $56,214,981         $--         $104,643,376

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Goldman Sachs Mid-Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Goldman Sachs Mid-Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                Harris Oakmark
                            International Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW:

LOOKING BACKWARDS AND FORWARD

The results we achieved were made possible both by a favorable equity investment environment as well as fairly successful investment selection. Looking at the bigger picture, despite concerns about war and terrorism, the global economy continued to grow at a strong rate without experiencing any substantial price inflation. Even the world's largest economy, the U.S., continued to perform well, although the economy was faced with negatives forces, such as rising interest rates and a weakening housing market. Meanwhile, Japan and Germany showed signs of life after years of slumber, and the emerging world continued to surge ahead.

For investors of international stocks, this means favorable operating environments for our businesses. At the same time, valuations of many high quality, financially strong international companies remain subdued, especially in large caps. Though we are not so positive about Japan's long-term prospects (unless more reforms occur and corporations recognize the importance of shareholder value creation), our weighting in Japan is relatively high because of certain pockets of value within that market. We remain unable to find any value in any of the BRICs (Brazil, Russia, India and China) because of valuations and/or poor corporate governance.

Looking forward, we are cautiously optimistic. Though it is getting harder to find solid value in the small cap arena, we are having a fair amount of success with larger cap securities. We believe the emerging market growth spurt, though subject to volatility, will continue to add to global economic growth and will also provide good competition for some of the sleepier developed markets.

PERFORMANCE AT-A-GLANCE

The Portfolio performed well, outpacing comparable international market indices year-to-date. For the year ending December 31, 2006 the return for your Portfolio was 28.85% compared to a 26.86% return for the MSCI EAFE(R) Index.

PORTFOLIO PERFORMANCE REVIEW:

Over the past year our historically high weight in Japan, though still under weight the Index, is a function of finding more value in that market. We ended the year 15% in Japan, compared to the MSCI EAFE(R) Index weight of around 23%. Our underweighting in Japan helped performance and for the year Japan was the largest contributor to relative performance. Other large contributors to relative performance were an overweight allocation to South Korea and our positions in Switzerland, Netherlands and Germany. The greatest detractor from relative performance during the year was positions in the UK.

For the year top performers were Bank of Ireland, Diageo, Credit Suisse Group, SK Telecom and Vodafone Group. Bank of Ireland performed well buoyed by an upgrade to management's FY2006 outlook, favorable business conditions and due to competitors that are unable to hurt the bank's strong franchise. Economic conditions remain robust in Ireland. Diageo continues to grow profits by successfully integrating acquired brands and by benefiting from strong demand in emerging markets. Diageo consistently manages its capital effectively by using excess cash to buy back its stock. Credit Suisse Group was another strong contributor to performance as the company reported strong earnings and growth in its assets under management. Vodafone reported good first half numbers. The company has become more proactive with its pricing in Europe versus the competition. In addition, capital allocation remains strong and most of the negative regulatory news flow seems to be in the past. Finally, SK Telecom keeps growing in a somewhat mature market and its capital allocation has gradually improved.

On the negative side, Trinity Mirror and Johnston Press, two UK newspaper companies, were the bottom performers. Both companies operate regional newspaper businesses, and Trinity also manages some national titles. We remain confident that both of these well managed, cash-generative businesses will recover from the current advertising slump and become solid contributors to the Portfolio.

OUTLOOK:

In general, we feel strongly that abundant investment opportunities exist in the foreign media sector, which currently appears too consumed with the internet threat. Although little has changed geographically with the Portfolio over the past year, our historically high weight in Japan (though still under weighted the index) is a function of finding more value in that market. As we've discussed in previous letters, we believe more micro- and macro-economic reform must occur in that market before we become genuinely enthusiastic.

Thank you for your continued confidence and support.

DAVID G. HERRO
ROBERT A. TAYLOR
Portfolio Managers
HARRIS ASSOCIATES L.P.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 DaimlerChrysler AG                   3.88%
                 ---------------------------------------------
                 GlaxoSmithKline Plc                  3.60%
                 ---------------------------------------------
                 UBS AG                               3.47%
                 ---------------------------------------------
                 Credit Suisse Group                  3.14%
                 ---------------------------------------------
                 Novartis AG                          3.13%
                 ---------------------------------------------
                 Rohm Co., Ltd.                       3.07%
                 ---------------------------------------------
                 Daiwa Securities Group, Inc.         2.98%
                 ---------------------------------------------
                 British Sky Broadcasting Group Plc   2.97%
                 ---------------------------------------------
                 Adecco S.A.                          2.88%
                 ---------------------------------------------
                 SK Telecom Co., Ltd.                 2.88%
                 ---------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]


United Kingdom                29.0%
Switzerland                   18.9%
Japan                         15.2%
Germany                       10.1%
France                         7.5%
South Korea                    5.3%
Netherlands                    2.7%
Taiwan                         2.7%
Spain                          2.0%
Others                         6.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
               HARRIS ASSOCIATES L.P. VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

               [CHART]

                  MSCI EAFE*      Fund
                  ----------      ----
 10/9/2001         $10,000      $10,000
12/31/2001          10,391       10,969
12/31/2002           8,765        8,984
12/31/2003          12,196       12,124
12/31/2004          14,720       14,612
12/31/2005          16,782       16,694
12/31/2006          21,290       21,508



    --------------------------------------------------------------
                                 Average Annual Return/2/
                               (for the year ended 12/31/06)
    --------------------------------------------------------------
                          1 Year 3 Year 5 Year  Since Inception/3/
    --------------------------------------------------------------
    Harris Oakmark
    International
    Portfolio--Class A    29.20% 21.35%     --       14.79%
--  Class B               28.85% 21.06%  14.42%      15.78%
    Class E               28.98% 21.17%     --       15.66%
    --------------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 26.86% 20.41% 15.43%       15.53%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,156.80        $5.38
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,155.50        $6.74
  Hypothetical (5% return before expenses)     1,000.00      1,018.95         6.31
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,155.90        $6.19
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%, 1.24%, and 1.14% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.3%
       AUSTRALIA - 1.4%
       Australia and New Zealand Banking
         Group, Ltd.(a)......................  1,048,000 $    23,216,684
       Telstra Corp., Ltd.(a)................  1,740,014       5,680,640
                                                         ---------------
                                                              28,897,324
                                                         ---------------
       FRANCE - 7.3%
       BNP Paribas(a)........................     98,200      10,662,919
       Compagnie Generale des Establissements
         Michelin - Class B(a)...............    286,800      27,428,908
       Neopost S.A.(a).......................     70,100       8,800,049
       Publicis Groupe(a)....................  1,116,000      47,035,007
       Sanofi-Aventis(a).....................    118,035      10,865,363
       Societe Television Francaise 1(a).....    243,000       9,009,113
       Total S.A.............................    113,632       8,191,133
       Vivendi(a)............................    802,200      31,234,454
                                                         ---------------
                                                             153,226,946
                                                         ---------------
       GERMANY - 9.8%
       Bayerische Motoren Werke (BMW) AG.....    842,800      48,224,806
       DaimlerChrysler AG(a).................  1,328,000      81,974,016
       Hannover Rueckversicherung AG*(a).....    732,500      33,909,304
       Henkel KGaA...........................    154,000      19,951,188
       Metro AG..............................    364,500      23,225,479
                                                         ---------------
                                                             207,284,793
                                                         ---------------
       HONG KONG - 0.7%
       Giordano International, Ltd.(a)....... 28,034,000      15,280,584
                                                         ---------------
       IRELAND - 1.8%
       Bank of Ireland.......................  1,621,000      37,329,745
                                                         ---------------
       ISRAEL - 0.3%
       Orbotech, Ltd.*.......................    265,000       6,741,600
                                                         ---------------
       ITALY - 0.5%
       Bulgari S.p.A.(a).....................    737,000      10,424,401
                                                         ---------------
       JAPAN - 14.7%
       Daiwa Securities Group, Inc...........  5,663,000      63,014,976
       Honda Motor Co., Ltd.(a)..............    858,600      33,962,251
       Kao Corp..............................      8,800         236,741
       KDDI Corp.............................      1,433       9,724,960
       Meitec Corp.(a).......................    432,800      13,096,556
       Nikko Cordial Corp....................  2,558,700      29,413,790
       NTT DoCoMo, Inc.(a)...................     22,650      35,817,571
       Omron Corp............................    467,500      13,297,581
       Rohm Co., Ltd.(a).....................    652,754      64,890,064
       Takeda Pharmaceutical Co., Ltd........    387,000      26,587,619
       Uni-Charm Corp.(a)....................    365,000      21,678,268
                                                         ---------------
                                                             311,720,377
                                                         ---------------
       MEXICO - 0.7%
       Grupo Televisa S.A. (ADR).............    515,900      13,934,459
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       NETHERLANDS - 2.7%
       Akzo Nobel N.V........................    303,000 $    18,475,046
       Koninklijke (Royal) Philips
         Electronics N.V.....................    998,000      37,609,222
                                                         ---------------
                                                              56,084,268
                                                         ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd.............  1,914,400      24,146,916
                                                         ---------------
       SOUTH KOREA - 5.2%
       Kookmin Bank..........................    234,000      18,860,469
       Lotte Chilsung Beverage Co., Ltd......     16,930      25,499,733
       SK Telecom Co., Ltd...................    254,652      60,814,045
       SK Telecom Co., Ltd. (ADR)............    167,200       4,427,456
                                                         ---------------
                                                             109,601,703
                                                         ---------------
       SPAIN - 1.9%
       Gestevision Telecinco S.A.(a).........  1,430,500      40,733,636
                                                         ---------------
       SWITZERLAND - 18.4%
       Adecco S.A.(a)........................    894,700      60,824,783
       Credit Suisse Group...................    951,800      66,345,042
       Givaudan S.A..........................     34,150      31,496,833
       Lonza Group AG........................    177,700      15,302,583
       Nestle S.A............................    134,500      47,652,955
       Novartis AG...........................  1,152,000      66,139,605
       Swatch Group AG.......................    477,200      21,317,837
       Syngenta AG*..........................     39,000       7,247,256
       UBS AG................................  1,212,500      73,341,675
                                                         ---------------
                                                             389,668,569
                                                         ---------------
       TAIWAN - 2.6%
       Chinatrust Financial Holding Co., Ltd. 66,616,614      55,716,344
                                                         ---------------
       UNITED KINGDOM - 28.2%
       British Sky Broadcasting Group Plc....  6,140,600      62,762,689
       Cadbury Schweppes Plc.................  4,373,500      46,807,747
       Compass Group Plc.....................  7,917,000      44,856,477
       Diageo Plc............................  3,074,400      60,358,672
       GlaxoSmithKline Plc...................  2,883,146      76,016,172
       HBOS Plc..............................    400,701       8,867,540
       HSBC Holdings Plc.....................  2,621,000      47,777,792
       Johnston Press Plc....................  3,338,000      25,516,267
       Lloyds TSB Group Plc..................  4,677,935      52,199,350
       Royal Bank of Scotland Group Plc......    168,399       6,546,874
       Schroders Plc.........................  1,832,738      40,016,279
       Signet Group Plc...................... 24,273,600      56,061,349
       Trinity Mirror Plc....................  3,520,000      32,212,941
       Vodafone Group Plc....................  9,409,375      25,964,354
       Willis Group Holdings, Ltd............    244,000       9,689,240
                                                         ---------------
                                                             595,653,743
                                                         ---------------
       Total Common Stocks (Cost $1,636,550,868)           2,056,445,408
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ------------------------------------------------------------------
        SECURITY                               PAR          VALUE
        DESCRIPTION                           AMOUNT       (NOTE 2)
        ------------------------------------------------------------------

        SHORT-TERM INVESTMENT - 2.7%
        State Street Bank and Trust Co.,
          Repurchase Agreement dated
          12/29/06 at 3.4000% to be
          repurchased at $57,097,562 on
          01/02/07 collateralized by
          $57,785,000 FHLB at 5.250% due
          12/11/2020 with a value of
          $58,128,388 3.400%, due 01/02/07
          (Cost $57,076,000).............. $ 57,076,000 $    57,076,000
                                                        ---------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $1,693,626,868)                             2,113,521,408

        Other Assets and Liabilities (net) - 0.0%               732,565
                                                        ---------------

        TOTAL NET ASSETS - 100.0%                       $ 2,114,253,973
                                                        ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $208,103,784 collateral received consisted of cash in the amount of $218,618,315.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 12/31/2006

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Automobiles                              $  191,590      9.1%
        Banks                                       351,670     16.6%
        Beverages                                    85,858      4.1%
        Chemicals                                    72,522      3.4%
        Commercial Services & Supplies               60,825      2.9%
        Electronic Equipment & Instruments           84,929      4.0%
        Financial - Diversified                     205,787      9.7%
        Food Products                                94,461      4.5%
        Hotels, Restaurants & Leisure                44,857      2.1%
        Household Products                           41,866      2.0%
        Household Durables                           37,609      1.8%
        IT Consulting & Services                     13,096      0.6%
        Insurance                                    43,598      2.1%
        Media                                       262,439     12.3%
        Office Furnishing & Supplies                  8,800      0.4%
        Oil & Gas                                     8,191      0.4%
        Pharmaceuticals                             179,609      8.5%
        Retail - Multiline                           23,225      1.1%
        Retail - Specialty                           71,342      3.4%
        Telecommunication Services - Diversified      5,681      0.3%
        Telecommunication Services - Wireless       136,748      6.5%
        Textiles, Apparel & Luxury Goods             31,742      1.5%
                                                 ----------     ----
                                                 $2,056,445     97.3%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


HARRIS OAKMARK INTERNATIONAL PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $2,056,445,408
   Repurchase Agreement                                                      57,076,000
   Cash                                                                             700
   Cash denominated in foreign currencies**                                   2,250,250
   Collateral on securities on loan                                         218,618,315
   Receivable for investments sold                                           31,999,089
   Receivable for Trust shares sold                                           1,977,544
   Dividends receivable                                                       2,279,303
   Interest receivable                                                           16,172
                                                                         --------------
     Total assets                                                         2,370,662,781
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   33,968,621
     Trust shares redeemed                                                      825,532
     Distribution and services fees - Class B                                   177,609
     Distribution and services fees - Class E                                    27,655
     Collateral on securities on loan                                       218,618,315
     Investment advisory fee payable (Note 3)                                 1,358,996
     Administration fee payable                                                  17,910
     Custodian and accounting fees payable                                    1,330,176
   Accrued expenses                                                              83,994
                                                                         --------------
     Total liabilities                                                      256,408,808
                                                                         --------------
NET ASSETS                                                               $2,114,253,973
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,499,977,523
   Accumulated net realized gain                                            173,918,468
   Unrealized appreciation on investments and foreign currency              419,926,062
   Undistributed net investment income                                       20,431,920
                                                                         --------------
     Total                                                               $2,114,253,973
                                                                         ==============
NET ASSETS
   Class A                                                               $1,037,023,915
                                                                         ==============
   Class B                                                                  856,190,618
                                                                         ==============
   Class E                                                                  221,039,440
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   54,506,280
                                                                         ==============
   Class B                                                                   45,384,721
                                                                         ==============
   Class E                                                                   11,689,149
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        19.03
                                                                         ==============
   Class B                                                                        18.87
                                                                         ==============
   Class E                                                                        18.91
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $1,636,550,868
**Cost of cash denominated in foreign currencies                              2,247,303

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


HARRIS OAKMARK INTERNATIONAL PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                              $ 43,400,637
   Interest (2)                                                                  2,499,621
                                                                              ------------
       Total investment income                                                  45,900,258
                                                                              ------------
EXPENSES:
   Investment advisory fee (Note 3)                                             13,191,319
   Administration fees                                                             193,447
   Custody and accounting fees                                                   2,774,195
   Distribution fee - Class B                                                    1,748,236
   Distribution fee - Class E                                                      251,758
   Transfer agent fees                                                              88,637
   Audit                                                                            29,079
   Legal                                                                            35,583
   Trustee fees and expenses                                                        12,583
   Shareholder reporting                                                            87,754
   Insurance                                                                        27,283
   Other                                                                            15,313
                                                                              ------------
       Total expenses                                                           18,455,187
       Less broker commission recapture                                            (58,813)
                                                                              ------------
   Net expenses                                                                 18,396,374
                                                                              ------------
   Net investment income                                                        27,503,884
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                             261,277,453
       Futures contracts                                                          (533,429)
       Foreign currency                                                            757,302
                                                                              ------------
          Net realized gain on investments, futures contracts and
            foreign currency                                                   261,501,326
                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                             146,206,807
       Foreign currency                                                            (60,025)
                                                                              ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                                146,146,782
                                                                              ------------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                    407,648,108
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $435,151,992
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $  3,417,669
(2)Interest income includes net security lending income of:                        919,394

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


HARRIS OAKMARK INTERNATIONAL PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   27,503,884  $   13,008,097
   Net realized gain on investments, futures contracts and foreign
       currency                                                             261,501,326      59,123,901
   Net change in unrealized appreciation on investments and foreign
       currency                                                             146,146,782      74,898,189
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     435,151,992     147,030,187
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (21,989,815)       (720,128)
     Class B                                                                (16,803,330)             --
     Class E                                                                 (4,021,461)        (78,053)
   From net realized gains
     Class A                                                                (54,892,874)     (7,504,315)
     Class B                                                                (46,071,270)     (6,513,427)
     Class E                                                                (10,603,941)     (1,541,145)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (154,382,691)    (16,357,068)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                338,253,020     331,045,553
     Class B                                                                218,125,544     135,805,112
     Class E                                                                 61,086,403      49,344,490
   Net asset value of shares issued through acquisition
     Class A                                                                214,792,652              --
     Class B                                                                         --              --
     Class E                                                                         --              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 76,882,689       8,224,443
     Class B                                                                 62,874,600       6,513,427
     Class E                                                                 14,625,402       1,619,198
   Cost of shares repurchased
     Class A                                                               (376,736,627)    (34,050,808)
     Class B                                                                (92,302,201)   (126,789,295)
     Class E                                                                (13,349,514)     (8,980,020)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               504,251,968     362,732,100
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                785,021,269     493,405,219
   Net assets at beginning of period                                      1,329,232,704     835,827,485
                                                                         --------------  --------------
   Net assets at end of period                                           $2,114,253,973  $1,329,232,704
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   20,431,920  $   35,568,561
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                 -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                           2006        2005       2004       2003      2002(B)
                                                                       --------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  16.23     $14.36     $11.89     $ 8.89     $ 10.81
                                                                       --------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................     0.31 (a)   0.21 (a)   0.04(a)   (0.08)(a)    0.06 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     4.20       1.87       2.43       3.22       (1.97)
                                                                       --------     ------     ------     ------     -------
Total from Investment Operations......................................     4.51       2.08       2.47       3.14       (1.91)
                                                                       --------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.49)     (0.02)     (0.00)+    (0.11)      (0.01)
Distributions from Net Realized Capital Gains.........................    (1.22)     (0.19)        --      (0.03)         --
                                                                       --------     ------     ------     ------     -------
Total Distributions...................................................    (1.71)     (0.21)        --      (0.14)      (0.01)
                                                                       --------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  19.03     $16.23     $14.36     $11.89     $  8.89
                                                                       ========     ======     ======     ======     =======
TOTAL RETURN                                                              29.20%     14.48%     20.80%     35.36%     (17.64)%
Ratio of Expenses to Average Net Assets**.............................     0.97%      0.94%      1.04%      1.16%       1.10 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A        N/A        N/A       1.15%       1.08 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.98%      0.96%(c)   1.03%(c)   1.21%(c)    2.49 %*
Ratio of Net Investment Income to Average Net Assets..................     1.77%      1.37%      0.32%      0.80%       0.68 %*
Portfolio Turnover Rate...............................................     45.9%      11.5%      11.3%      22.1%       82.0 %
Net Assets, End of Period (in millions)............................... $1,037.0     $644.5     $276.4       $8.4        $4.8

                                                                                                CLASS B
                                                                       -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                           2006        2005       2004       2003       2002
                                                                       --------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  16.11     $14.27     $11.84     $ 8.87     $ 10.84
                                                                       --------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.26 (a)   0.17 (a)   0.16(a)    0.02 (a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     4.17       1.86       2.27       3.08       (1.97)
                                                                       --------     ------     ------     ------     -------
Total from Investment Operations......................................     4.43       2.03       2.43       3.10       (1.96)
                                                                       --------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.45)        --         --      (0.10)      (0.01)
Distributions from Net Realized Capital Gains.........................    (1.22)     (0.19)        --      (0.03)         --
                                                                       --------     ------     ------     ------     -------
Total Distributions...................................................    (1.67)     (0.19)        --      (0.13)      (0.01)
                                                                       --------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  18.87     $16.11     $14.27     $11.84     $  8.87
                                                                       ========     ======     ======     ======     =======
TOTAL RETURN                                                              28.85%     14.24%     20.52%     34.96%     (18.09)%
Ratio of Expenses to Average Net Assets**.............................     1.22%      1.19%      1.23%      1.43%       1.35 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A        N/A        N/A       1.43%       1.31 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     1.23%      1.20%(c)   1.22%(c)   1.33%(c)    2.64 %
Ratio of Net Investment Income to Average Net Assets..................     1.49%      1.11%      1.27%      0.17%       0.15 %
Portfolio Turnover Rate...............................................     45.9%      11.5%      11.3%      22.1%       82.0 %
Net Assets, End of Period (in millions)...............................   $856.2     $554.3     $483.0     $288.0       $17.9

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Exclude effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                    CLASS E
HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      -------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                            -------------------------------------------
                                                                               2006       2005       2004       2003
                                                                            ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $16.14     $14.30     $11.85     $ 8.87
                                                                            ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................   0.27 (a)   0.19 (a)   0.17(a)    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................   4.18       1.85       2.28       3.08
                                                                            ------     ------     ------     ------
Total from Investment Operations...........................................   4.45       2.04       2.45       3.11
                                                                            ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................  (0.46)     (0.01)     (0.00)+    (0.10)
Distributions from Net Realized Capital Gains..............................  (1.22)     (0.19)        --      (0.03)
                                                                            ------     ------     ------     ------
Total Distributions........................................................  (1.68)     (0.20)        --      (0.13)
                                                                            ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD............................................. $18.91     $16.14     $14.30     $11.85
                                                                            ======     ======     ======     ======
TOTAL RETURN                                                                 28.98%     14.27%     20.69%     35.14%
Ratio of Expenses to Average Net Assets**..................................   1.13%      1.09%      1.14%      1.33%
Ratio of Expenses to Average Net Assets After Broker Rebates**.............    N/A        N/A        N/A       1.33%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...   1.13%      1.10%(c)   1.12%(c)   1.24%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets................   1.54%      1.25%      1.31%      0.24%
Portfolio Turnover Rate....................................................   45.9%      11.5%      11.3%      22.1%
Net Assets, End of Period (in millions).................................... $221.0     $130.4      $75.5      $23.6

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


HARRIS OAKMARK INTERNATIONAL PORTFOLIO                                      --------

                                                                            --------
                                                                              2002(B)
                                                                            -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $ 10.70
                                                                            -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)...............................................   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments.........................   (1.81)
                                                                            -------
Total from Investment Operations...........................................   (1.82)
                                                                            -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................   (0.01)
Distributions from Net Realized Capital Gains..............................      --
                                                                            -------
Total Distributions........................................................   (0.01)
                                                                            -------
NET ASSET VALUE, END OF PERIOD............................................. $  8.87
                                                                            =======
TOTAL RETURN                                                                 (16.99)%
Ratio of Expenses to Average Net Assets**..................................    1.25 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**.............    1.22 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...    2.42 %
Ratio of Net Investment Income (Loss) to Average Net Assets................   (0.16)%*
Portfolio Turnover Rate....................................................    82.0 %
Net Assets, End of Period (in millions)....................................    $1.5

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Exclude effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Harris Oakmark International Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                        Expiring   Expiring
    Portfolio                                 Total    12/31/2009 12/31/2010
    ---------                              ----------- ---------- ----------

    Harris Oakmark International Portfolio $12,186,002 $4,729,888 $7,456,114

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

Harris Oakmark International Portfolio acquired losses of $17,613,489 in the merger with TST-Mondrian International Stock Portfolio on May 1, 2006 which are subject to an annual limitation of $8,141,230.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Harris Associates L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2006  % per annum    Average Daily Assets
---------                              ------------------ ----------- --------------------------

Harris Oakmark International Portfolio    $13,191,319        0.85%    First $100 Million

                                                             0.80%    $100 Million to $1 Billion

                                                             0.75%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Harris Oakmark International Portfolio  1.10%   1.35%   1.25%

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                   Shares Issued   Shares Issued
                                   in Connection      Through                 Net Increase
            Beginning    Shares   with acquisition   Dividend      Shares      in Shares     Ending
             Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
-           ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Harris Oakmark International Portfolio

 Class A
 12/31/2006 39,714,133 19,518,203    12,568,324      4,579,076   (21,873,456)  14,792,147  54,506,280
 12/31/2005 19,247,995 22,180,382            --        504,258    (2,218,502)  20,466,138  39,714,133

 Class B
 12/31/2006 34,414,998 12,663,723            --      3,771,722    (5,465,722)  10,969,723  45,384,721
 12/31/2005 33,908,093  8,945,792            --        402,560    (8,841,447)     506,905  34,414,998

 Class E
 12/31/2006  8,076,776  3,533,053            --        875,772      (796,452)   3,612,373  11,689,149
 12/31/2005  5,280,761  3,290,342            --         99,827      (594,154)   2,796,015   8,076,776

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Harris Oakmark International Portfolio       $--        $910,392,820        $--        $756,128,688

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Harris Oakmark International Portfolio $1,693,647,063 $428,384,111  $(8,509,766)   $419,874,345

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Harris Oakmark International Portfolio $208,103,784 $218,618,315

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                          Ordinary Income      Long-Term Capital Gain           Total
                                       ---------------------- ------------------------ ------------------------
                                          2006        2005        2006        2005         2006        2005
                                       ----------- ---------- ------------ ----------- ------------ -----------

Harris Oakmark International Portfolio $49,591,310 $6,157,521 $104,791,381 $10,199,548 $154,382,691 $16,357,069

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Harris Oakmark International Portfolio  $54,240,960  $152,225,693  $419,995,800    $(12,186,002)   $614,276,451

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Harris Oakmark International Portfolio ("Harris Oakmark") acquired all of the net assets of Mondrian International Stock Portfolio, a series of The Travelers Series Trust ("Mondrian International"), pursuant to a plan of reorganization approved by Mondrian International shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 12,568,324 Class A shares of Harris Oakmark (valued at $214.8 million) in exchange for the 16,088,645 Class A shares of Mondrian International outstanding on April 28, 2006. Mondrian International Class A net assets at that date ($214.8 million), including $44,877,012 of unrealized appreciation were combined with those of Harris Oakmark Class A. The cost of securities acquired in the tax-free exchange by Harris Oakmark from Mondrian International was $168,917,339. The aggregate Class A net assets of Harris Oakmark and Mondrian International immediately before the acquisition were $850,651,198 and $214,792,652, respectively. The aggregate Class A net assets of Harris Oakmark immediately after the acquisition were $1,065,443,850.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Harris Oakmark International Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Harris Oakmark International Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                 Janus Capital
                            Appreciation Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


JANUS CAPITAL APPRECIATION PORTFOLIO

For the 12-months ended December 31, 2006, the Janus Capital Appreciation Portfolio underperformed its benchmark, the S&P 500(R) Index. The Portfolio posted a return of 3.08%, which compared unfavorably to the 15.79% return of the benchmark.

PORTFOLIO ATTRIBUTION

Within the Portfolio, the sectors that detracted the most from performance, in order, were consumer discretionary, healthcare and energy. Holdings in the financials sector made the largest positive contribution to performance during the time period.

SECTORS THAT DETRACTED FROM PERFORMANCE INCLUDED CONSUMER DISCRETIONARY, HEALTHCARE AND ENERGY

Looking more closely at the consumer discretionary sector, XM Satellite Radio, the provider of satellite radio programming, was weak early in the year after reporting that cost per gross acquisition (CPGA) had increased. The financial woes of General Motors, its largest customer, became a concern to us as auto sales slowed. Finally, we became increasingly concerned about the caliber of the programming that XM Satellite was offering. For these reasons, we decided to sell the stock in the second quarter. Despite this decision, the stock was still the largest single detractor from performance for the time period.

Staying within consumer discretionary, Advanced Auto Parts declined during the middle of the summer after guiding down future earnings estimates due to weaker-than-expected store traffic. This development invalidated our investment thesis on the stock, therefore the position was sold.

Holdings within the healthcare sector also detracted from performance during the 12-month period. Unitedhealth Group, a leading health care provider, experienced weakness early in the year on concerns that its recent acquisition of PacificCare Health Systems could result in slightly softer earnings in the first half of 2006. The position was trimmed during the quarter on valuation discipline. The stock came under further pressure in the spring when concerns arose about rising medical costs, as well as inquiries relating to back-dating of executive options. We trimmed the stock aggressively during the spring and fully exited the position over the summer.

Staying within the healthcare sector, generic drug manufacturer Teva Pharmaceuticals declined after a branded drug competitor proactively cut prices on its drug in an attempt to maintain market share in front of the expiration of its patent. Given that the patent expiration cycle will moderate slightly in the coming year, we chose to exit the position.

Looking at our energy holdings, Texas-based refiner Valero traded down in the middle of the year after gasoline prices fell. Declining gas prices had an adverse effect on Valero's margins and profitability. However, we have chosen to maintain our exposure to this stock, as refining capacity is expected to remain a bottleneck in the energy complex over the next few years due to the lack of additional capacity coming on line.

SECTORS THAT CONTRIBUTED TO PERFORMANCE INCLUDED MATERIALS AND FINANCIALS

Canadian-based Potash Corporation of Saskatchewan, a leading supplier of this key ingredient for fertilizer, gained handsomely after being added to the Portfolio. Potash was aided by reporting better-than-expected earnings and raising future earnings guidance. In addition, potash supply is expected to be limited in the coming year due to a flood at a competing potash supplier. Seed distributor Syngenta also benefited from high commodity prices and the need of farmers to maximize crop yields.

Goldman Sachs was the top performer within the financials sector, benefiting from continued robust global capital markets. I believe Goldman is well positioned in fast growing markets like Japan and China and its proprietary trading desk is a powerful driver of its business.

Despite the decline in the aforementioned healthcare sector, Swiss-based Roche was a standout performer for the 12-month period. Roche gained as Avastin, the cancer drug developed by its partner Genentech, was approved for additional cancer indications. Roche holds the non-U.S. marketing rights to this key cancer drug and Janus' proprietary research suggests that Avastin sales could be stronger than consensus expectations.

Finally, Research in Motion, the distributor of wireless data service devices, made an immediate contribution to performance after being added to the Portfolio in the second half of the year. The company reported stronger-than-expected earnings, which confirms that new subscriber growth is re-accelerating after the patent litigation was settled with NTP earlier this spring. We believe that subscriber growth will continue to be robust, given the successful launch of the Blackberry Pearl, a feature-rich, user-friendly device aimed at the "prosumer" (professional consumer) market. With only 6 million subscribers currently, we believe the total addressable market opportunity for Blackberry devices remains very large.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, we expect growth in the U.S. to moderate slightly from the current levels, but remain on a satisfactory upward trend. We expect interest rates to remain stable in the first half of 2007, given the outlook for slight moderation in economic growth. We believe equity markets remain attractively valued and that there is sufficient liquidity in the system.

Regardless of the macro-economic climate, we remain focused on identifying single-purpose business models that are selling compelling products into large total addressable markets.

SCOTT SCHOELZEL
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Apple Computer, Inc.               7.45%
                  -------------------------------------------
                  Roche Holdings AG                  5.37%
                  -------------------------------------------
                  American Express Co.               5.22%
                  -------------------------------------------
                  Wells Fargo & Co.                  5.09%
                  -------------------------------------------
                  ConocoPhillips                     4.13%
                  -------------------------------------------
                  Goldman Sachs Group, Inc. (The)    4.05%
                  -------------------------------------------
                  KKR Private Equity Investment LP   4.00%
                  -------------------------------------------
                  AES Corp.                          3.73%
                  -------------------------------------------
                  Genentech, Inc.                    3.51%
                  -------------------------------------------
                  Harrah's Entertainment, Inc.       3.34%
                  -------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]


Financial          23.8%
Non-Cyclical       21.6%
Energy             13.9%
Technology         13.1%
Communications      8.4%
Cyclical            7.8%
Basic Materials     6.6%
Utilities           3.7%
Industrial          1.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS CAPITAL APPRECIATION PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                JANUS CAPITAL APPRECIATION PORTFOLIO MANAGED BY
   JANUS CAPITAL MANAGEMENT LLC VS S&P 500(R) INDEX/1/, AND RUSSELL 2000(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]



                                             Russell Value
              Fund     S&P 500 Index          2000 Index
              ----     -------------          ----------
12/31/1996  $10,000       $10,000               $10,000
12/31/1997   12,614        13,336                13,179
12/31/1998   20,388        17,147                12,329
12/31/1999   31,263        20,755                12,145
12/30/2000   24,457        18,864                14,918
12/31/2001   18,078        16,622                13,170
12/31/2002   13,553        12,948                11,666
12/31/2003   16,930        16,662                17,036
12/30/2004   20,151        18,475                20,826
12/31/2005   23,817        19,383                21,808
12/31/2006   24,548        22,446                26,345


    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Janus Capital
    Appreciation
--  Portfolio--Class A   3.08% 13.35%  6.38%  9.43%    13.07%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 15.79% 10.44%  6.19%  8.42%    13.86%
    -------------------------------------------------------------
    Russell 2000(R)
--  Index/2/            18.37% 13.56% 11.39%  9.44%    12.42%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 03/19/1982. Index returns are based on an inception date of 3/31/1982.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.


                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
JANUS CAPITAL APPRECIATION PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,120.70        $3.74
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
JANUS CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                          SHARES     (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 99.9%
           BANKS - 7.9%
           Commerce Bancorp, Inc.(a)..........   798,185 $ 28,151,985
           Wells Fargo & Co................... 1,418,440   50,439,726
                                                         ------------
                                                           78,591,711
                                                         ------------
           BIOTECHNOLOGY - 3.1%
           Gilead Sciences, Inc.*.............   478,270   31,054,071
                                                         ------------
           CHEMICALS - 6.6%
           Monsanto Co........................   327,470   17,201,999
           Potash Corp. of Saskatchewan, Inc..   220,670   31,661,732
           Syngenta AG*.......................    87,469   16,254,109
                                                         ------------
                                                           65,117,840
                                                         ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 3.2%
           QUALCOMM, Inc......................   369,650   13,969,073
           Research In Motion, Ltd.*..........   139,515   17,827,227
                                                         ------------
                                                           31,796,300
                                                         ------------
           COMPUTERS & PERIPHERALS - 9.9%
           Apple Computer, Inc.*..............   869,920   73,804,013
           Sun Microsystems, Inc.*............ 4,358,210   23,621,498
                                                         ------------
                                                           97,425,511
                                                         ------------
           ELECTRIC UTILITIES - 3.7%
           AES Corp.*......................... 1,676,350   36,946,754
                                                         ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
           Sony Corp.(ADR)....................   100,130    4,288,568
                                                         ------------
           FINANCIAL - DIVERSIFIED - 16.4%
           American Express Co................   851,205   51,642,607
           Goldman Sachs Group, Inc. (The)....   200,940   40,057,389
           KKR Private Equity Investment LP... 1,733,757   39,616,348
           Moody's Corp.......................   448,980   31,006,559
                                                         ------------
                                                          162,322,903
                                                         ------------
           FINANCIAL SERVICES - 2.6%
           Lazard, Ltd. - Class A.............   547,045   25,897,110
                                                         ------------
           FOOD & DRUG RETAILING - 1.0%
           Whole Foods Market, Inc............   203,410    9,546,031
                                                         ------------
           FOOD PRODUCTS - 1.4%
           Bunge, Ltd.........................   190,195   13,791,039
                                                         ------------
           HOTELS, RESTAURANTS & LEISURE - 5.5%
           Boyd Gaming Corp.(a)...............   268,025   12,144,213
           Harrah's Entertainment, Inc.(a)....   400,100   33,096,272
           Melco PBL Entertainment Macau, Ltd.
             (ADR)*(a)........................   445,795    9,477,602
                                                         ------------
                                                           54,718,087
                                                         ------------
           INTERNET SOFTWARE & SERVICES - 1.5%
           Google, Inc. - Class A*............    31,040   14,293,299
                                                         ------------
           MACHINERY - 1.1%
           Deere & Co.........................   118,375   11,253,911
                                                         ------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 2.6%
     Comcast Corp. - Class A*...................    283,595 $  11,876,959
     Lamar Advertising Co. - Class A*(a)........    206,780    13,521,344
                                                            -------------
                                                               25,398,303
                                                            -------------
     METALS & MINING - 0.6%
     Peabody Energy Corp........................    153,460     6,201,319
                                                            -------------
     OIL & GAS - 13.2%
     Apache Corp................................    139,655     9,288,454
     ConocoPhillips.............................    568,425    40,898,179
     EOG Resources, Inc.........................    161,015    10,055,387
     Hess Corp..................................    243,360    12,063,355
     Occidental Petroleum Corp..................    256,670    12,533,196
     Suncor Energy, Inc.........................    397,580    31,373,038
     Valero Energy Corp.........................    287,010    14,683,431
                                                            -------------
                                                              130,895,040
                                                            -------------
     PHARMACEUTICALS - 13.0%
     Alcon, Inc.................................    138,225    15,449,408
     Amylin Pharmaceuticals, Inc.*(a)...........    271,060     9,777,134
     Celgene Corp.*(a)..........................    262,890    15,124,062
     Genentech, Inc.*...........................    428,350    34,752,035
     Roche Holdings AG..........................    297,597    53,196,179
                                                            -------------
                                                              128,298,818
                                                            -------------
     RETAIL - MULTILINE - 1.8%
     J.C. Penney Co., Inc.(a)...................    232,800    18,009,408
                                                            -------------
     SOFTWARE - 1.5%
     Electronic Arts, Inc.*.....................    288,910    14,549,508
                                                            -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.9%
     Level 3 Communications, Inc.*(a)...........  2,188,740    12,256,944
     Time Warner Telecom, Inc. -
       Class A *(a).............................    831,565    16,573,091
                                                            -------------
                                                               28,830,035
                                                            -------------
     Total Common Stocks
       (Cost $743,220,374)......................              989,225,566
                                                            -------------

     SHORT-TERM INVESTMENT - 0.4%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 2.550% to
       be repurchased at $3,677,042 on
       01/02/07 collateralized by $3,740,000
       FNMA 5.200% due 11/20/09 with a value
       of $3,754,025.
       (Cost - $3,676,000)...................... $3,676,000     3,676,000
                                                            -------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $746,896,374)                                      992,901,566
     Other Assets and Liabilities (net) - (0.3%)               (2,792,856)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 990,108,710
                                                            =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $114,109,737 and the collateral received consisted of cash in the amount of $116,726,700.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

JANUS CAPITAL APPRECIATION PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $  989,225,566
   Repurchase Agreement                                                       3,676,000
   Cash                                                                             385
   Collateral on securities on loan                                         116,726,700
   Dividends receivable                                                         215,843
   Interest receivable                                                              781
                                                                         --------------
     Total assets                                                         1,109,845,275
                                                                         --------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    2,142,695
     Collateral on securities on loan                                       116,726,700
     Investment advisory fee payable (Note 3)                                   557,632
     Administration fee payable                                                   8,698
     Custodian and accounting fees payable                                      133,225
   Accrued expenses                                                             167,615
                                                                         --------------
     Total liabilities                                                      119,736,565
                                                                         --------------
NET ASSETS                                                               $  990,108,710
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  868,688,653
   Distributions in excess of net realized gain                            (126,539,263)
   Unrealized appreciation on investments and foreign currency              246,005,712
   Undistributed net investment income                                        1,953,608
                                                                         --------------
     Total                                                               $  990,108,710
                                                                         ==============
NET ASSETS
   Class A                                                               $  990,108,710
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   12,753,231
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        77.64
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $  743,220,374

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

JANUS CAPITAL APPRECIATION PORTFOLIO

INVESTMENT INCOME:
    Dividends (1)                                                              $   7,075,422
    Interest (2)                                                                   2,414,666
                                                                               -------------
       Total investment income                                                     9,490,088
                                                                               -------------
EXPENSES:
    Investment advisory fee (Note 3)                                               6,710,661
    Administration fees                                                              295,913
    Custody and accounting fees                                                      322,480
    Transfer agent fees                                                                7,996
    Audit                                                                             27,251
    Legal                                                                             26,146
    Trustee fees and expenses                                                         13,926
    Shareholder reporting                                                              6,683
    Insurance                                                                        151,259
    Other                                                                              4,686
                                                                               -------------
       Total expenses                                                              7,567,001
       Less broker commission recapture                                               (2,877)
                                                                               -------------
    Net expenses                                                                   7,564,124
                                                                               -------------
    Net investment income                                                          1,925,964
                                                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on:
       Investments                                                               213,670,381
       Foreign currency                                                              234,759
                                                                               -------------
    Net realized gain on investments and foreign currency                        213,905,140
                                                                               -------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                              (190,472,763)
       Foreign currency                                                                7,817
                                                                               -------------
    Net change in unrealized depreciation on investments and foreign currency   (190,464,946)
                                                                               -------------
    Net realized and unrealized gain on investments and foreign currency          23,440,194
                                                                               -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $  25,366,158
                                                                               =============

---------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                             $     197,959
(2)Interest income includes net security lending income of:                           69,397

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

JANUS CAPITAL APPRECIATION PORTFOLIO

                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                          $    1,925,964  $     (651,640)
   Net realized gain on investments and foreign currency                    213,905,140     129,366,409
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (190,464,946)     49,979,348
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                      25,366,158     178,694,117
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                                (40,759,161)             --
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (40,759,161)             --
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                 11,746,522      17,215,233
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 40,759,161              --
   Cost of shares repurchased
     Class A                                                               (184,271,031)   (100,985,962)
                                                                         --------------  --------------
   Net decrease in net assets from capital share transactions              (131,765,348)    (83,770,729)
                                                                         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (147,158,351)     94,923,388
   Net assets at beginning of period                                      1,137,267,061   1,042,343,673
                                                                         --------------  --------------
   Net assets at end of period                                           $  990,108,710  $1,137,267,061
                                                                         ==============  ==============
   Net assets at end of period includes undistributed (distributions
       in excess of) net investment income                               $    1,953,608  $         (145)
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
JANUS CAPITAL APPRECIATION PORTFOLIO                                   -----------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                          2006        2005        2004++      2003++
                                                                       ------     --------     --------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $78.28     $  66.23     $  55.41     $44.38
                                                                       ------     --------     --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................   0.14 (a)    (0.04)(a)    (0.09)(a)   0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.13        12.09        10.91 (a)  10.99 (a)
                                                                       ------     --------     --------     ------
Total from Investment Operations......................................   2.27        12.05        10.82      11.06
                                                                       ------     --------     --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --           --           --      (0.03)
Distributions from Net Realized Capital Gains.........................  (2.91)          --           --         --
Return of Capital.....................................................     --           --           --      (0.00)+
                                                                       ------     --------     --------     ------
Total Distributions...................................................  (2.91)          --           --      (0.03)
                                                                       ------     --------     --------     ------
NET ASSET VALUE, END OF PERIOD........................................ $77.64     $  78.28     $  66.23     $55.41
                                                                       ======     ========     ========     ======
TOTAL RETURN                                                             3.08%       18.19%       19.53%     24.91%
Ratio of Expenses to Average Net Assets...............................   0.73%        0.78 %       0.82 %     0.82%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.73%        0.78 %       0.82 %     0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets...........   0.19%       (0.06)%      (0.15)%     0.14%
Portfolio Turnover Rate...............................................   60.5%        30.0 %       16.0 %     59.0%
Net Assets, End of Period (in millions)............................... $990.1     $1,137.0     $1,042.0     $986.0

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


JANUS CAPITAL APPRECIATION PORTFOLIO                                   --------

                                                                       --------
                                                                         2002++
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 60.30
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.14 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................  (15.24)(a)
                                                                       -------
Total from Investment Operations......................................  (15.10)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.81)
Distributions from Net Realized Capital Gains.........................      --
Return of Capital.....................................................   (0.01)
                                                                       -------
Total Distributions...................................................   (0.82)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $ 44.38
                                                                       =======
TOTAL RETURN                                                            (25.09)%
Ratio of Expenses to Average Net Assets...............................    0.84%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.27%
Portfolio Turnover Rate...............................................    52.0%
Net Assets, End of Period (in millions)...............................  $864.0

(a) Per share amounts based on average shares outstanding during the period. + Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Janus Capital Appreciation Portfolio (formerly Capital Appreciation Fund), which is non-diversified. On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the Capital Appreciation Fund. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                   Expiring    Expiring     Expiring    Expiring
Portfolio                               Total     12/31/2009  12/31/2010   12/31/2011  12/31/2012
---------                            ------------ ----------- ----------- ------------ -----------
Janus Capital Appreciation Portfolio $293,010,804 $61,393,522 $74,123,366 $104,924,615 $52,569,301

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1, 2006, the Capital Appreciation Fund was reorganized into the Janus Capital Appreciation Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $338,668,642. The losses incurred by the Portfolio are subject to an annual limitation of $45,657,838.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Janus Capital Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2006  % per annum Average Daily Assets
---------                            ------------------ ----------- --------------------

Janus Capital Appreciation Portfolio     $6,710,661        0.65%    First $1 Billion

                                                           0.60%    Over $1 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by the Capital Appreciation Fund on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
          Portfolio                            Class A Class B Class E
          ---------                            ------- ------- -------

          Janus Capital Appreciation Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                        Shares Issued
                                                           Through                Net Decrease
                                     Beginning  Shares    Dividend      Shares     in Shares     Ending
                                      Shares     Sold   Reinvestment  Repurchased Outstanding    Shares
-                                    ---------- ------- ------------- ----------- ------------ ----------
Janus Capital Appreciation Portfolio

 Class A

 12/31/2006                          14,528,622 153,034    550,130    (2,478,555)  (1,775,391) 12,753,231

 12/31/2006                          15,738,433 240,764         --    (1,450,575)  (1,209,811) 14,528,622

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Janus Capital Appreciation Portfolio       $--        $584,867,183        $--        $673,334,042

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross
                                      Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
---------                            ------------ ------------ -------------- --------------

Janus Capital Appreciation Portfolio $748,644,346 $263,506,268  $(19,249,048)  $244,257,220

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of     Value of
                                               Securities   Collateral
                                              ------------ ------------

         Janus Capital Appreciation Portfolio $114,109,737 $116,726,700

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income Long-Term Capital Gain      Total
                                     --------------- ---------------------- ----------------
                                     2006    2005       2006        2005       2006     2005
                                     ----    ----     -----------   ----    ----------- ----

Janus Capital Appreciation Portfolio $--     $--     $40,759,161    $--     $40,759,161 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ ------------

Janus Capital Appreciation Portfolio  $1,953,608   $168,219,513  $244,257,740   $(293,010,804)   $121,420,057

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. SUBSEQUENT EVENT

On February 14, 2007, the Board of Trustees of the Trust approved the name change of the Portfolio from the Janus Capital Appreciation Portfolio to the Janus Forty Portfolio. The name change will be effective on May 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Janus Capital Appreciation Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Janus Capital Appreciation Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                    Lazard
                               Mid-Cap Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Stocks performed well in 2006, overcoming concerns about the slowing housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. As has been the case, consistently, in recent years, much of these gains came during a strong fourth-quarter rally, which saw equity indices nearing, and in some cases, finally exceed the peaks reached in early 2000 during the technology bubble. Gains were broad-based by sector, during the year, with all groups positive, and many sectors that did well earlier in the year continued strong performance into the fourth quarter. Sectors of the market with higher dividend yield, such as utilities, telecom services and real estate investment trusts were among the best performing sectors in 2006. Utilities were among the strongest-performing sectors, as the group was helped by investors' continued demand for yield. While telecom services stocks performed in line with the market during the quarter, this was the best-performing sector for the year to date, as telecom services shares rebounded from a few years of weakness. The materials sector continued its outperformance, as metals prices remained near all-time highs. Energy shares lagged the broad market in 2006, even as oil prices averaged over $65 a barrel for the year, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, ending the year well behind the broader market. Health care lagged throughout the year, following strong performance in the previous year.

During 2006, stock selection in industrials benefited performance, as shares of food-services company, Aramark Corp., rose sharply on news of a takeover offer from a private-equity group led by its chairman and Goldman Sachs. We subsequently sold the stock. Stock selection in the financials sector also helped performance, as shares of MasterCard rose sharply. MasterCard's third-quarter earnings results exceeded analysts' expectations, as the company benefited from a secular shift from paper to plastic transactions, coupled with improving margins and a heightened focus on profitability. Stock selection in technology also boosted returns, as shares of Avaya posted strong gains. The company reported solid sales growth, due to continued robust demand for its IP (Internet Protocol) products. Better-than-expected fourth-quarter earnings were driven by improved margins, as a result of aggressive cost cutting by new management. An underweight position and stock selection in health care also benefited returns, as shares of Sepracor rose. The pharmaceutical company released better-than-expected third-quarter earnings and continues to gain market share in the sleep-aid market, due to accelerating prescription growth for Lunesta. This was followed by a recent favorable decision from the Centers for Medicare and Medicaid Services, regarding reimbursement for the company's asthma drug, Xopenex. Stock selection and an overweight position in consumer discretionary, particularly media, detracted from performance, as Westwood One shares declined. The company announced that revenues would be lower than had been previously forecasted, due to a weaker advertising market and greater competitive pressure. We sold Westwood One from the Portfolio, as we had reduced confidence that the company could halt and reverse the slide in its revenues, coupled with the new CEOs decision to significantly increase investment spending. In addition, shares of Expedia also declined, after the company released its earnings report. Although revenue growth was in line with analysts' expectations, the company announced an increase in general and administrative expenses and increased technology spending. Expedia was also sold from the Portfolio. An underweight position in utilities detracted from performance, as this was one of the best performing sectors in 2006.

Overall, the valuation of the broader stock market is reasonable in the context of historic valuations. However, our concerns, looking forward, are that the historically high margins and returns in many cyclical stocks and sectors are not sustainable, especially given the beginning of an economic slowdown. The focus of our portfolios will continue to be on those companies with valuations that are attractive and earnings that are more sustainable. We will seek to avoid those areas of the market where we believe earnings to be unsustainably high. As ever, good stock selection will be the key factor to a successful year ahead. Our investment process is focused on individual stock selection, which is based on company fundamentals, not on macroeconomic considerations. A complicating factor, from a fundamental perspective, is the continuation of a strong equity market and abundant liquidity, which is fuelling an extraordinary merger and acquisition cycle.

TEAM MANAGED

The Portfolio is managed by Andrew Lacey, Christopher Blake, Gary Buesser and Robert Failla.

LAZARD ASSET MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Protective Life Corp.         2.68%
                     --------------------------------------
                     R.H. Donnelley Corp.          2.24%
                     --------------------------------------
                     Liz Claiborne, Inc.           2.24%
                     --------------------------------------
                     ALLTEL Corp.                  2.20%
                     --------------------------------------
                     Coca-Cola Enterprises, Inc.   2.18%
                     --------------------------------------
                     Pitney Bowes, Inc.            2.18%
                     --------------------------------------
                     Lincoln National Corp.        2.16%
                     --------------------------------------
                     DST Systems, Inc.             2.16%
                     --------------------------------------
                     Avaya, Inc.                   2.13%
                     --------------------------------------
                     Mellon Financial Corp.        2.11%
                     --------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LAZARD MID-CAP PORTFOLIO                            FOR THE YEAR ENDED 12/31/06
MANAGED BY LAZARD ASSET MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                      LAZARD MID-CAP PORTFOLIO MANAGED BY
          LAZARD ASSET MANAGEMENT LLC VS. RUSSELL MIDCAP(R) INDEX/1/
                           Growth Based on $10,000+

                           [CHART]

                   Fund         Russell Midcap Index
                  -------       --------------------
 10/9/2001        $10,000           $10,000
12/31/2001         11,026            11,463
12/31/2002          9,843             9,608
12/31/2003         12,406            13,457
12/31/2004         14,183            16,177
12/31/2005         15,336            18,225
12/31/2006         17,587            21,005



    -----------------------------------------------------------
                              Average Annual Return/2/
                            (for the year ended 12/31/06)
    -----------------------------------------------------------
                       1 Year 3 Year 5 Year  Since Inception/3/
    -----------------------------------------------------------
    Lazard Mid-Cap
    Portfolio--Class A 14.87% 12.58%     --       10.12%
--  Class B            14.67% 12.34%   9.79%      11.40%
    Class E            14.74% 12.43%     --        9.27%
    -----------------------------------------------------------
    Russell Midcap(R)
- - Index/1/           15.26% 16.00% 12.88%       15.67%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LAZARD MID-CAP PORTFOLIO                    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.50        $4.16
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,112.40         5.48
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,112.90         4.95
  Hypothetical (5% return before expenses)     1,000.00      1,020.52         4.74
------------------------------------------  ------------- ------------- ---------------

* EXPENSES ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO OF 0.78%, 1.03%, AND 0.93% FOR THE CLASS A, CLASS B, AND CLASS E, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 95.8%
         BANKS - 1.2%
         Hudson City Bancorp, Inc.............   506,500 $   7,030,220
                                                         -------------
         BEVERAGES - 2.2%
         Coca-Cola Enterprises, Inc...........   603,800    12,329,596
                                                         -------------
         BIOTECHNOLOGY - 1.0%
         Invitrogen Corp.*(a).................    99,600     5,636,364
                                                         -------------
         CHEMICALS - 3.3%
         Cabot Corp...........................   141,800     6,178,226
         Celanese Corp........................   252,600     6,537,288
         Sigma-Aldrich Corp.(a)...............    73,400     5,704,648
                                                         -------------
                                                            18,420,162
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 9.3%
         Apollo Group, Inc. - Class A*........    82,200     3,203,334
         Covanta Holding Corp.*...............   277,100     6,107,284
         Pitney Bowes, Inc....................   266,100    12,291,159
         R.H. Donnelley Corp.(a)..............   201,622    12,647,748
         Republic Services, Inc...............   186,200     7,572,754
         Service Corporation International.... 1,035,800    10,616,950
                                                         -------------
                                                            52,439,229
                                                         -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
         Avaya, Inc.*.........................   859,200    12,011,616
                                                         -------------
         COMPUTERS & PERIPHERALS - 1.3%
         Sun Microsystems, Inc.*(a)........... 1,366,400     7,405,888
                                                         -------------
         CONTAINERS & PACKAGING - 3.3%
         Ball Corp............................   176,000     7,673,600
         Owens-Illinois, Inc.*................   298,000     5,498,100
         Temple-Inland, Inc...................   117,800     5,422,334
                                                         -------------
                                                            18,594,034
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.8%
         Arrow Electronics, Inc.*.............   281,700     8,887,635
         Flextronics International, Ltd.*.....   706,400     8,109,472
         Hubbell, Inc. - Class B(a)...........   175,100     7,916,271
         Ingram Micro, Inc.-Class A*..........   349,100     7,125,131
         Solectron Corp.*..................... 2,065,400     6,650,588
         Vishay Intertechnology, Inc.*........   375,700     5,086,978
                                                         -------------
                                                            43,776,075
                                                         -------------
         FINANCIAL-DIVERSIFIED - 5.2%
         A.G. Edwards, Inc....................   116,600     7,379,614
         Ameriprise Financial, Inc............   187,900    10,240,550
         Mellon Financial Corp................   283,400    11,945,310
                                                         -------------
                                                            29,565,474
                                                         -------------
         FOOD PRODUCTS - 1.6%
         Pilgrim's Pride Corp.(a).............   311,600     9,170,388
                                                         -------------
         FOOD RETAILERS - 2.0%
         Kroger Co. (The).....................   480,300    11,080,521
                                                         -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 2.8%
         Laboratory Corp. of America Holdings *.   80,400 $   5,906,988
         Triad Hospitals, Inc.*(a)..............  232,500     9,725,475
                                                          -------------
                                                             15,632,463
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 1.5%
         Royal Caribbean Cruises, Ltd.(a).......  209,500     8,669,110
                                                          -------------
         HOUSEHOLD DURABLES - 1.7%
         Stanley Works (The)(a).................  191,300     9,620,477
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.5%
         Fortune Brands, Inc....................   98,000     8,368,220
                                                          -------------
         INSURANCE - 12.5%
         Aon Corp...............................  219,100     7,742,994
         Lincoln National Corp..................  183,905    12,211,292
         OneBeacon Insurance Group, Ltd.*.......  217,200     6,081,600
         PartnerRe, Ltd.(a).....................  156,666    11,127,986
         Protective Life Corp...................  318,400    15,124,000
         RenaissanceRe Holdings, Ltd............  193,800    11,628,000
         Willis Group Holdings, Ltd.............  167,000     6,631,570
                                                          -------------
                                                             70,547,442
                                                          -------------
         IT CONSULTING & SERVICES - 2.2%
         DST Systems, Inc.*.....................  194,700    12,194,061
                                                          -------------
         MACHINERY - 1.9%
         Dover Corp.............................  214,700    10,524,594
                                                          -------------
         MEDIA - 2.5%
         Belo Corp..............................  426,300     7,831,131
         Idearc, Inc.*..........................  225,100     6,449,115
                                                          -------------
                                                             14,280,246
                                                          -------------
         METALS & MINING - 2.1%
         Foundation Coal Holdings, Inc..........  107,200     3,404,672
         Massey Energy Co.(a)...................  373,200     8,669,436
                                                          -------------
                                                             12,074,108
                                                          -------------
         OIL & GAS - 4.3%
         BJ Services Co.........................  213,100     6,248,092
         Smith International, Inc...............  143,900     5,909,973
         Sunoco, Inc............................   84,300     5,256,948
         Williams Cos., Inc. (The)..............  262,500     6,856,500
                                                          -------------
                                                             24,271,513
                                                          -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Louisiana-Pacific Corp.................  349,000     7,513,970
                                                          -------------
         PHARMACEUTICALS - 3.8%
         Barr Pharmaceuticals, Inc.*............  116,800     5,854,016
         Hospira, Inc.*.........................   89,800     3,015,484
         Sepracor, Inc.*(a).....................  106,800     6,576,744
         Warner Chilcott, Ltd.*(a)..............  425,200     5,876,264
                                                          -------------
                                                             21,322,508
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LAZARD MID-CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ---------------------------------------------------------------------

       REAL ESTATE - 2.5%
       CBL & Associates Properties, Inc. (REIT)...  177,700 $   7,703,295
       Health Care Property Investors, Inc. (REIT)  166,000     6,112,120
                                                            -------------
                                                               13,815,415
                                                            -------------
       RETAIL-MULTILINE - 1.4%
       Dollar Tree Stores, Inc.*..................  267,500     8,051,750
                                                            -------------
       RETAIL-SPECIALTY - 4.5%
       CDW Corp.(a)...............................   59,900     4,212,168
       Liz Claiborne, Inc.(a).....................  290,900    12,642,514
       Pacific Sunwear of California, Inc.*.......  296,800     5,811,344
       Talbots, Inc. (The)(a).....................  124,800     3,007,680
                                                            -------------
                                                               25,673,706
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
       Analog Devices, Inc........................  141,400     4,647,818
       KLA-Tencor Corp.(a)........................   55,100     2,741,225
                                                            -------------
                                                                7,389,043
                                                            -------------
       SOFTWARE - 0.5%
       Compuware Corp.*...........................  350,700     2,921,331
                                                            -------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 4.0%
       ALLTEL Corp................................  205,700    12,440,736
       Citizens Communications Co.(a).............  723,100    10,390,947
                                                            -------------
                                                               22,831,683
                                                            -------------
       TRANSPORTATION - 3.2%
       Laidlaw International, Inc.................  206,800     6,292,924
       Overseas Shipholding Group, Inc.(a)........   85,600     4,819,280
       YRC Worldwide, Inc.*(a)....................  190,700     7,195,111
                                                            -------------
                                                               18,307,315
                                                            -------------
       Total Common Stocks
       (Cost $502,293,601)                                    541,468,522
                                                            -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 5.9%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 3.400% to
       be repurchased at $33,322,584 on
       01/02/07 collateralized by $35,125,000
       FNMA at 5.550% due 07/10/28 with a
       value of $33,977,642. (Cost -
       $33,310,000)............................. $33,310,000 $  33,310,000
                                                             -------------

     TOTAL INVESTMENTS - 101.7%
     (Cost $535,603,601)                                       574,778,522
                                                             -------------

     Other Assets and Liabilities (net) - (1.7)%                (9,700,773)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 565,077,749
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $88,280,406 and the collateral received consisted of cash in the amount of $90,327,531.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $541,468,522
   Repurchase Agreement                                                    33,310,000
   Cash                                                                           318
   Cash denominated in foreign currencies**                                         1
   Collateral on securities on loan                                        90,327,531
   Receivable for investments sold                                          4,263,481
   Receivable for Trust shares sold                                           470,986
   Dividends receivable                                                       292,684
   Interest receivable                                                          9,438
                                                                         ------------
     Total assets                                                         670,142,961
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 13,979,032
     Trust shares redeemed                                                    212,916
     Distribution and services fees - Class B                                  45,648
     Distribution and services fees - Class E                                   4,580
     Collateral on securities on loan                                      90,327,531
     Investment advisory fee payable (Note 3)                                 329,269
     Administration fee payable                                                 5,863
     Custodian and accounting fees payable                                     74,364
   Accrued expenses                                                            86,009
                                                                         ------------
     Total liabilities                                                    105,065,212
                                                                         ------------
NET ASSETS                                                               $565,077,749
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $498,293,751
   Accumulated net realized gain                                           24,952,446
   Unrealized appreciation on investments                                  39,174,921
   Undistributed net investment income                                      2,656,631
                                                                         ------------
     Total                                                               $565,077,749
                                                                         ============
NET ASSETS
   Class A                                                               $312,229,730
                                                                         ============
   Class B                                                                216,818,699
                                                                         ============
   Class E                                                                 36,029,320
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 22,731,003
                                                                         ============
   Class B                                                                 15,879,390
                                                                         ============
   Class E                                                                  2,630,859
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.74
                                                                         ============
   Class B                                                                      13.65
                                                                         ============
   Class E                                                                      13.69
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $502,293,601
**Cost of cash denominated in foreign currencies                                    1

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

INVESTMENT INCOME:
   Dividends                                                              $ 5,748,235
   Interest (1)                                                               818,992
                                                                          -----------
       Total investment income                                              6,567,227
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         3,031,355
   Administration fees                                                         62,511
   Custody and accounting fees                                                159,686
   Distribution fee - Class B                                                 504,420
   Distribution fee - Class E                                                  48,093
   Transfer agent fees                                                         78,654
   Audit                                                                       26,255
   Legal                                                                       42,030
   Trustee fees and expenses                                                   13,972
   Shareholder reporting                                                       30,937
   Insurance                                                                    7,676
   Other                                                                       12,021
                                                                          -----------
       Total expenses                                                       4,017,610
       Less broker commission recapture                                      (107,556)
                                                                          -----------
   Net expenses                                                             3,910,054
                                                                          -----------
   Net investment income                                                    2,657,173
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                         24,480,056
       Futures contracts                                                      487,700
                                                                          -----------
   Net realized gain on investments and futures contracts                  24,967,756
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         33,713,317
                                                                          -----------
   Net change in unrealized appreciation on investments                    33,713,317
                                                                          -----------
   Net realized and unrealized gain on investments and futures
       contracts                                                           58,681,073
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $61,338,246
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Interest income includes net security lending income of:               $    52,532

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LAZARD MID-CAP PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,657,173  $  1,360,896
   Net realized gain on investments and futures contracts                  24,967,756    45,551,751
   Net change in unrealized appreciation (depreciation) on investments     33,713,317   (24,010,235)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    61,338,246    22,902,412
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (604,066)     (310,110)
     Class B                                                                 (617,620)     (121,936)
     Class E                                                                 (126,614)      (74,935)
   From net realized gains
     Class A                                                              (13,270,801)   (9,365,382)
     Class B                                                              (24,211,011)  (21,447,319)
     Class E                                                               (3,826,111)   (3,466,563)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (42,656,223)  (34,786,245)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              209,238,546    66,737,207
     Class B                                                               19,609,795    17,973,231
     Class E                                                                4,348,643     4,990,495
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               13,874,867     9,675,492
     Class B                                                               24,828,631    21,569,255
     Class E                                                                3,952,725     3,541,498
   Cost of shares repurchased
     Class A                                                              (15,429,381)  (42,068,522)
     Class B                                                              (30,758,205)  (43,272,306)
     Class E                                                               (5,369,828)   (5,436,257)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             224,295,793    33,710,093
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              242,977,816    21,826,260
   Net assets at beginning of period                                      322,099,933   300,273,673
                                                                         ------------  ------------
   Net assets at end of period                                           $565,077,749  $322,099,933
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  2,656,631  $  1,350,181
                                                                         ============  ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS A
LAZARD MID-CAP PORTFOLIO                                               ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2006       2005       2004       2003       2002(B)
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.65     $14.13     $12.33     $ 9.85      $ 10.98
                                                                       ------     ------     ------     ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.10 (a)   0.04 (a)   0.08 (a)   0.01 (a)     0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.75       1.16       1.72       2.58        (1.15)
                                                                       ------     ------     ------     ------      -------
Total from Investment Operations......................................   1.85       1.20       1.80       2.59        (1.12)
                                                                       ------     ------     ------     ------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.08)     (0.06)        --      (0.01)       (0.00)+
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --      (0.10)       (0.01)
                                                                       ------     ------     ------     ------      -------
Total Distributions...................................................  (1.76)     (1.68)        --      (0.11)       (0.01)
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.74     $13.65     $14.13     $12.33      $  9.85
                                                                       ======     ======     ======     ======      =======
TOTAL RETURN                                                            14.87%      8.40%     14.60%     26.42%      (10.18)%
Ratio of Expenses to Average Net Assets**.............................   0.77%      0.79%      0.85%      0.93%        0.90 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A       0.92%        0.86 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.80%      0.82%(c)   0.83%(c)   0.96%(c)     1.64 %*
Ratio of Net Investment Income to Average Net Assets..................   0.76%      0.63%      0.59%      0.10%        0.26 %*
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%      36.2%        37.1 %
Net Assets, End of Period (in millions)............................... $312.2      $89.0      $58.8       $4.5         $4.2

                                                                                               CLASS B
                                                                       ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2006       2005       2004       2003        2002
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.57     $14.05     $12.29     $ 9.83      $ 11.02
                                                                       ------     ------     ------     ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................   0.06 (a)   0.05 (a)   0.02(a)   (0.01)(a)       -- (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.74       1.10       1.74       2.57        (1.18)
                                                                       ------     ------     ------     ------      -------
Total from investment operations......................................   1.80       1.15       1.76       2.56        (1.18)
                                                                       ------     ------     ------     ------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.04)     (0.01)        --      (0.00) +     (0.00) +
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --      (0.10)       (0.01)
                                                                       ------     ------     ------     ------      -------
Total distributions...................................................  (1.72)     (1.63)        --      (0.10)       (0.01)
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.65     $13.57     $14.05     $12.29      $  9.83
                                                                       ======     ======     ======     ======      =======
TOTAL RETURN                                                            14.67%      8.06%     14.32%     26.03 %     (10.73)%
Ratio of Expenses to Average Net Assets**.............................   1.02%      1.03%      1.08%      1.19 %       1.15 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A       1.19 %       1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.05%      1.07%(c)   1.03%(c)   1.15 %(c)    1.91 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........   0.48%      0.38%      0.16%     (0.08)%         -- %
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%      36.2 %       37.1 %
Net Assets, End of Period (in millions)............................... $216.8     $200.4     $211.0     $211.8        $32.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS E
LAZARD MID-CAP PORTFOLIO                                               ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                          2006       2005       2004       2003       2002(B)
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.61     $14.10     $12.32     $ 9.84      $ 11.60
                                                                       ------     ------     ------     ------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.08 (a)   0.07 (a)   0.04(a)      -- +(a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.74       1.10       1.74       2.58        (1.76)
                                                                       ------     ------     ------     ------      -------
Total from Investment Operations......................................   1.82       1.17       1.78       2.58        (1.75)
                                                                       ------     ------     ------     ------      -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.06)     (0.04)        --      (0.00) +     (0.00) +
Distributions from Net Realized Capital Gains.........................  (1.68)     (1.62)        --      (0.10)       (0.01)
                                                                       ------     ------     ------     ------      -------
Total Distributions...................................................  (1.74)     (1.66)        --      (0.10)       (0.01)
                                                                       ------     ------     ------     ------      -------
NET ASSET VALUE, END OF PERIOD........................................ $13.69     $13.61     $14.10     $12.32      $  9.84
                                                                       ======     ======     ======     ======      =======
TOTAL RETURN                                                            14.74%      8.23%     14.45%     26.35%      (15.17)%
Ratio of Expenses to Average Net Assets**.............................   0.93%      0.93%      0.98%      1.09%        1.05 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A       1.08%        1.02 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.95%      0.97%(c)   0.94%(c)   1.07%(c)     1.75 %*
Ratio of Net Investment Income to Average Net Assets..................   0.58%      0.49%      0.29%      0.02%        0.13 %*
Portfolio Turnover Rate...............................................   65.4%     170.0%      90.7%      36.2%        37.1 %
Net Assets, End of Period (in millions)............................... $ 36.0      $32.6      $30.5      $19.8         $4.3

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lazard Mid-Cap Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lazard Asset Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                          Management Fees
                         earned by Manager
                         for the year ended
Portfolio                December 31, 2006  % per annum    Average Daily Assets
---------                ------------------ ----------- --------------------------
Lazard Mid-Cap Portfolio     $3,031,355         0.70%   First $500 Million
                                               0.675%   $500 Million to $1 Billion
                                                0.60%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense
                                          Limitation Agreement
                                         ----------------------
                Portfolio                Class A Class B Class E
                ---------                ------- ------- -------

                Lazard Mid-Cap Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                             Net
                                               Shares Issued              Increase
                                                  Through                (Decrease)
                         Beginning    Shares     Dividend      Shares     in Shares    Ending
                          Shares       Sold    Reinvestment  Repurchased Outstanding   Shares
-                        ---------- ---------- ------------- ----------- ----------- ----------

Lazard Mid-Cap Portfolio

 Class A
 12/31/2006               6,521,885 16,287,983   1,117,139   (1,196,004) 16,209,118  22,731,003
 12/31/2005               4,158,223  4,663,341     704,697   (3,004,376)  2,363,662   6,521,885

 Class B
 12/31/2006              14,764,291  1,480,841   2,008,789   (2,374,531)  1,115,099  15,879,390
 12/31/2005              15,011,334  1,247,845   1,580,165   (3,075,053)   (247,043) 14,764,291

 Class E
 12/31/2006               2,398,654    327,829     319,026     (414,650)    232,205   2,630,859
 12/31/2005               2,166,035    348,115     258,881     (374,377)    232,619   2,398,654

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                   Purchases                        Sales
                         ------------------------------ ------------------------------
                         U.S. Government Non-Government U.S. Government Non-Government
                         --------------- -------------- --------------- --------------

Lazard Mid-Cap Portfolio       $--        $450,233,480        $--        $268,910,472

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                           Federal       Gross         Gross
                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                    Cost     Appreciation (Depreciation)  Appreciation
---------                ------------ ------------ -------------- --------------

Lazard Mid-Cap Portfolio $535,905,463 $48,495,094   $(9,622,035)   $38,873,059

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                          Value of    Value of
                                         Securities  Collateral
                                         ----------- -----------

                Lazard Mid-Cap Portfolio $88,280,406 $90,327,531

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                             Ordinary Income     Long-Term Capital Gain           Total
                         ----------------------- ----------------------- -----------------------
                            2006        2005        2006        2005        2006        2005
                         ----------- ----------- ----------- ----------- ----------- -----------

Lazard Mid-Cap Portfolio $16,553,650 $16,954,128 $26,102,573 $17,832,117 $42,656,223 $34,786,245

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                         Undistributed Undistributed     Net
                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                            Income         Gain      Appreciation   and Deferrals       Total
                         ------------- ------------- ------------ ------------------ -----------

Lazard Mid-Cap Portfolio  $21,197,245   $6,713,694   $38,873,059         $--         $66,783,998

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



9. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Met/Putnam Capital Opportunities Portfolio and Pioneer Mid-Cap Value Portfolio, each a series of Met Investors Series Trust, in exchange for shares of Lazard Mid-Cap Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lazard Mid-Cap Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lazard Mid-Cap Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Mid-Cap Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                  Legg Mason
                          Aggressive Growth Portfolio
                 (formerly Janus Aggressive Growth Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW AND OUTLOOK

The stock market ended the fourth quarter and 2006 on an upbeat note, with a broad market rally that began in mid-July and continued through the end of the year. In mid-December, the Dow Jones Industrial Average/1/ recorded a new all-time high and several other major market averages made substantial advances, leaving them at or near multi-year highs. Last year marked the fourth year in a row of gains for equities following the difficult bear market from 2000 to 2002.

In an earlier quarterly update in 2006, we referenced the off-presidential election cycle, in which we cited the fact that the U.S. equity market has made a significant bottom, followed by a substantial advance, every four years since 1962. We hoped that following the short but sharp correction in the summer months, the market was once again setting the stage for a major bottom and presented a particularly good long-term buying opportunity. We cited the strong fundamental backdrop for U.S. equities, making reference to various factors including the strength of corporate balance sheets and sizeable liquidity in the hands of individuals and private equity investors. While these trends remain in place, and we have been pleased by the relatively broad advance we have seen since these lows, the lack of any meaningful corrections or pullbacks during the recent advance has made us slightly more cautious in the short term.

We have begun to observe a sharp increase in bullish sentiment in the market that also contributes to our more cautious near term view. We have stated on occasion that significant market advances typically occur during periods of extreme pessimism rather that during periods of euphoria. It is our contention that in order to create a more sustainable advance, it would be healthy for the market to undergo a correction, or at least a period of marking-time, in order to digest the gains of the 2nd half of 2006. We believe the sooner such a correction is able to get underway the more durable the bull-market is expected to be.

PORTFOLIO PERFORMANCE REVIEW

For the period since the manager became adviser on October 1, 2006 through December 31, 2006, the Legg Mason Aggressive Growth Portfolio (Class B shares) returned 2.05%. In comparison, the Portfolio's unmanaged benchmark, the Russell 3000(R) Growth Index, returned 6.16% for the same period.

For the past quarter, on an absolute basis, our portfolio holdings in the consumer discretionary sector performed well, especially within the cable/media industry, as stocks responded to solid fundamentals. We also saw positive contributions to performance from select holdings in the health care, energy and financial sectors. The biggest detractors from absolute performance for the quarter came from the information technology sector, where expectations for some specific companies were tempered by the prospects of a slowing of the broad economy. In line with our buy-and-hold approach to portfolio management, changes to the Portfolio were limited in the fourth quarter.

Although we have discussed our market view above, given our long-term approach and our bottom-up investment process, our portfolio performance will ultimately be determined by our stock selection and the execution of the companies within the Portfolio. In that context, we believe the companies in the Portfolio are very well positioned for the long term.

 RICHARD FREEMAN                        EVAN BAUMAN
 Portfolio Manager                      Co-Portfolio Manager
 CLEARBRIDGE ADVISORS, LLC              CLEARBRIDGE ADVISORS, LLC

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. All investments involve risk, including possible loss of principal amount invested.

Portfolio holdings and characteristics subject to change.

Keep in mind, the portfolio may invest a significant portion of its assets in small- and mid-cap companies which may be more volatile than an investment that focuses only on large-cap companies.

The statistics have been obtained from sources believed to be reliable, but the accuracy and completeness of this information cannot be guaranteed. Portfolio holdings and characteristics subject to change.

Limited investments may be made in ADRs and stocks of non-U.S. companies which involve risks in addition to those ordinarily associated with investing in domestic securities, including the potentially negative effects of currency fluctuations, political and economic developments, foreign taxation and differences in auditing and other financial standards. International investing may not be suitable for everyone.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The DJIA is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   UnitedHealth Group, Inc.          9.29%
                   ------------------------------------------
                   Anadarko Petroleum Corp.          7.85%
                   ------------------------------------------
                   Weatherford International, Ltd.   5.37%
                   ------------------------------------------
                   Genzyme Corp.                     5.32%
                   ------------------------------------------
                   Amgen, Inc.                       5.12%
                   ------------------------------------------
                   Tyco International, Ltd.          4.84%
                   ------------------------------------------
                   Lehman Brothers Holdings, Inc.    4.50%
                   ------------------------------------------
                   Comcast Corp.--Class A            4.22%
                   ------------------------------------------
                   Forest Laboratories, Inc.         4.08%
                   ------------------------------------------
                   Biogen Idec, Inc.                 4.08%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY CLEARBRIDGE ADVISORS, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               LEGG MASON AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
 CLEARBRIDGE ADVISORS, LLC VS. RUSSELL 3000(R) GROWTH INDEX/1/ AND S&P 500(R)
                                   INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

             Russell 3000
                Growth        Fund      S&P 500
                ------        ----      -------
 1/31/2001     $10,000      $10,000     $10,000
12/31/2001       7,512        7,400       8,509
12/31/2002       5,406        5,341       6,628
12/31/2003       7,081        6,991       8,531
12/31/2004       7,571        7,582       9,458
12/31/2005       7,963        8,611       9,923
12/31/2006       8,716        8,461      11,491




    --------------------------------------------------------------
                                  Average Annual Return/3/
                               (for the year ended 12/31/06)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    Legg Mason
    Aggressive Growth
    Portfolio--Class A     -1.60%  6.82%    --         2.88%
--  Class B                -1.74%  6.57%  2.71%       -2.80%
    Class E                -1.61%  6.70%    --        11.60%
    --------------------------------------------------------------
    Russell 3000(R) Growth
- - Index/1/                9.46%  7.17%  3.02%      -12.84%
    --------------------------------------------------------------
--  S&P 500(R) Index/2/    15.79% 10.44%  6.19%        2.38%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of Class A and E shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include Fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. Prior to October 1, 2006, the Portfolio used the S&P 500(R) Index as its primary benchmark. On October 1, 2006, the investment adviser for the Portfolio changed from Janus Capital Management LLC to Clearbridge Advisors, LLC (the "Adviser"). The Portfolio has changed its primary benchmark from the S&P 500(R) Index to the Russell 3000 Growth Index, which the Adviser believes better represents the types of companies in which the Portfolio typically will invest.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,003.70        $3.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.58         3.67
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,003.80         4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.32         4.94
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,005.00         4.55
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72%, 0.97%, and 0.90% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.7%
         AEROSPACE & DEFENSE - 2.5%
         L-3 Communications Holdings, Inc......   270,000 $  22,080,600
                                                          -------------
         BIOTECHNOLOGY - 15.3%
         Amgen, Inc.*..........................   650,000    44,401,500
         Biogen Idec, Inc.*....................   690,000    33,941,100
         Genzyme Corp.*........................   750,000    46,185,000
         ImClone Systems, Inc.*(a).............   300,000     8,028,000
                                                          -------------
                                                            132,555,600
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.6%
         C-COR, Inc.*..........................   250,000     2,785,000
         DSP Group, Inc.*......................   100,000     2,170,000
         Motorola, Inc.........................   630,000    12,952,800
         Nokia Oyj (ADR).......................   225,000     4,572,000
                                                          -------------
                                                             22,479,800
                                                          -------------
         COMPUTERS & PERIPHERALS - 2.6%
         SanDisk Corp.*(a).....................   350,000    15,060,500
         Seagate Technology(a).................   285,000     7,552,500
                                                          -------------
                                                             22,613,000
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
         Broadcom Corp. - Class A*(a)..........   415,000    13,408,650
                                                          -------------
         FINANCIAL-DIVERSIFIED - 8.7%
         CIT Group, Inc........................    75,000     4,182,750
         Lehman Brothers Holdings, Inc.........   500,000    39,060,000
         Merrill Lynch & Co., Inc..............   350,000    32,585,000
                                                          -------------
                                                             75,827,750
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
         Biosite, Inc.*(a).....................    75,000     3,663,750
         Johnson & Johnson.....................   175,000    11,553,500
                                                          -------------
                                                             15,217,250
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 9.3%
         UnitedHealth Group, Inc............... 1,500,000    80,595,000
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 4.8%
         Tyco International, Ltd............... 1,380,000    41,952,000
                                                          -------------
         MACHINERY - 0.9%
         Pall Corp.............................   225,000     7,773,750
                                                          -------------
         MEDIA - 16.0%
         Cablevision Systems Corp..............   750,000    21,360,000
         CBS Corp..............................    75,000     2,338,500
         Comcast Corp. - Class A*..............   100,000     4,233,000
         Comcast Corp.-Special - Class A*......   875,000    36,645,000
         Liberty Media Holding Corp. - Class A*    75,000     7,348,500
         Liberty Media Holding
           Corp.-Interactive - Class A*........   325,000     7,010,250
         Sirius Satellite Radio, Inc.*(a)...... 1,875,000     6,637,500
         Time Warner, Inc.(a).................. 1,555,000    33,867,900
         Viacom, Inc. - Class B*...............    75,000     3,077,250
         Walt Disney Co. (The).................   475,000    16,278,250
                                                          -------------
                                                            138,796,150
                                                          -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - 16.0%
      Anadarko Petroleum Corp..................   1,565,000 $  68,108,800
      Grant Prideco, Inc.*.....................     600,000    23,862,000
      Weatherford International, Ltd.*.........   1,115,000    46,595,850
                                                            -------------
                                                              138,566,650
                                                            -------------
      PHARMACEUTICALS - 7.3%
      Forest Laboratories, Inc.*...............     700,000    35,420,000
      Genentech, Inc.*.........................      55,000     4,462,150
      King Pharmaceuticals, Inc.*..............     400,000     6,368,000
      Millennium Pharmaceuticals, Inc.*(a).....     450,000     4,905,000
      Teva Pharmaceutical
        Industries, Ltd. (ADR).................      50,000     1,554,000
      Valeant Pharmaceuticals
        International(a).......................     275,000     4,741,000
      Vertex Pharmaceuticals, Inc.*(a).........     150,000     5,613,000
                                                            -------------
                                                               63,063,150
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.4%
      Cirrus Logic, Inc.*......................     275,000     1,892,000
      Intel Corp...............................     250,000     5,062,500
      Micron Technology, Inc.*.................   1,325,000    18,497,000
      Teradyne, Inc.*(a).......................     250,000     3,740,000
                                                            -------------
                                                               29,191,500
                                                            -------------
      SOFTWARE - 0.6%
      Autodesk, Inc.*..........................     132,500     5,360,950
                                                            -------------
      TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.4%
      Liberty Global, Inc.*(a).................      50,000     1,457,500
      RF Micro Devices, Inc.*(a)...............     300,000     2,037,000
                                                            -------------
                                                                3,494,500
                                                            -------------
      Total Common Stocks (Cost $786,456,428)                 812,976,300
                                                            -------------
      SHORT-TERM INVESTMENT - 6.3%
      State Street Bank and Trust Co.,
        Repurchase Agreement
        dated 12/29/06 at 3.400% to be
        repurchased at $54,339,521
        on 01/02/07 collateralized by
        $56,725,000 FNMA at 3.25% due
        02/15/09 with a value of $55,408,129.
        (Cost $54,319,000)..................... $54,319,000    54,319,000
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $840,775,428)                                     867,295,300

      Other Assets and Liabilities (net) - 0.0%                   286,674
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 867,581,974
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $52,430,252 and the collateral received consisted of cash in the amount of $53,991,933.

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $812,976,300
   Repurchase Agreement                                                    54,319,000
   Cash                                                                           883
   Cash denominated in foreign currencies**                                   112,940
   Collateral on securities on loan                                        53,991,933
   Receivable for Trust shares sold                                           885,161
   Dividends receivable                                                       336,806
   Interest receivable                                                         15,390
                                                                         ------------
     Total assets                                                         922,638,413
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    255,895
     Distribution and services fees - Class B                                  54,878
     Distribution and services fees - Class E                                     773
     Collateral on securities on loan                                      53,991,933
     Investment advisory fee payable (Note 3)                                 464,630
     Administration fee payable                                                 8,379
     Custodian and accounting fees payable                                    219,712
   Accrued expenses                                                            60,239
                                                                         ------------
     Total liabilities                                                     55,056,439
                                                                         ------------
NET ASSETS                                                               $867,581,974
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $757,829,454
   Accumulated net realized gain                                           81,567,281
   Unrealized appreciation on investments and foreign currency             26,525,924
   Undistributed net investment income                                      1,659,315
                                                                         ------------
     Total                                                               $867,581,974
                                                                         ============
NET ASSETS
   Class A                                                               $607,654,958
                                                                         ============
   Class B                                                                253,987,940
                                                                         ============
   Class E                                                                  5,939,076
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 75,074,455
                                                                         ============
   Class B                                                                 31,842,094
                                                                         ============
   Class E                                                                    741,914
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       8.09
                                                                         ============
   Class B                                                                       7.98
                                                                         ============
   Class E                                                                       8.01
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $786,456,428
**Cost of cash denominated in foreign currencies                              106,889

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $  5,652,065
   Interest (2)                                                                  3,061,609
                                                                              ------------
       Total investment income                                                   8,713,674
                                                                              ------------
EXPENSES:
   Investment advisory fee (Note 3)                                              5,333,277
   Administration fees                                                             102,461
   Custody and accounting fees                                                     417,483
   Distribution fee - Class B                                                      669,020
   Distribution fee - Class E                                                        9,786
   Transfer agent fees                                                              71,244
   Audit                                                                            26,142
   Legal                                                                            53,255
   Trustee fees and expenses                                                        13,974
   Shareholder reporting                                                            47,319
   Insurance                                                                        15,496
   Other                                                                            11,424
                                                                              ------------
       Total expenses                                                            6,770,881
       Less broker commission recapture                                           (132,853)
                                                                              ------------
   Net expenses                                                                  6,638,028
                                                                              ------------
   Net investment income                                                         2,075,646
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                              85,841,179
       Futures contracts                                                           (17,760)
       Foreign currency                                                            (66,762)
                                                                              ------------
          Net realized gain on investments, futures contracts and
            foreign currency                                                    85,756,657
                                                                              ------------
   Net change in unrealized depreciation on:
       Investments                                                             (95,061,514)
       Foreign currency                                                             (6,040)
                                                                              ------------
   Net change in unrealized depreciation on investments and foreign
       currency                                                                (95,067,554)
                                                                              ------------
   Net realized and unrealized loss on investments, futures contracts
       and foreign currency                                                     (9,310,897)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ (7,235,251)
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $    203,310
(2)Interest income includes net security lending income of:                        111,119

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


LEGG MASON AGGRESSIVE GROWTH PORTFOLIO

                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2006           2005
                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                          $   2,075,646  $    (677,917)
   Net realized gain on investments, futures contracts and foreign
       currency                                                             85,756,657     49,736,058
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                    (95,067,554)    43,785,680
                                                                         -------------  -------------
   Net increase (decrease) in net assets resulting from operations          (7,235,251)    92,843,821
                                                                         -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (31,553,092)      (520,254)
     Class B                                                               (15,787,239)      (292,983)
     Class E                                                                  (405,360)        (6,699)
                                                                         -------------  -------------
   Net decrease in net assets resulting from distributions                 (47,745,691)      (819,936)
                                                                         -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               217,241,455    227,290,470
     Class B                                                                24,304,390     13,151,125
     Class E                                                                 2,041,838      2,054,279
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                31,553,092        520,254
     Class B                                                                15,787,239        292,983
     Class E                                                                   405,360          6,699
   Cost of shares repurchased
     Class A                                                              (107,878,564)   (38,762,261)
     Class B                                                               (43,170,570)  (105,809,282)
     Class E                                                                (2,316,980)    (1,959,580)
                                                                         -------------  -------------
   Net increase in net assets from capital share transactions              137,967,260     96,784,687
                                                                         -------------  -------------
TOTAL INCREASE IN NET ASSETS                                                82,986,318    188,808,572
   Net assets at beginning of period                                       784,595,656    595,787,084
                                                                         -------------  -------------
   Net assets at end of period                                           $ 867,581,974  $ 784,595,656
                                                                         =============  =============
   Net assets at end of period includes undistributed (distributions
       in excess of) net investment income                               $   1,659,315  $      (1,985)
                                                                         =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO                                 -----------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                          2006        2005        2004        2003
                                                                       -------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.70     $ 7.65      $ 7.03      $ 5.37
                                                                       -------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.03 (a)   0.00+(a)    0.01(a)    (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (0.14)      1.06        0.61        1.67
                                                                       -------     ------      ------      ------
Total from Investment Operations......................................   (0.11)      1.06        0.62        1.66
                                                                       -------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      --         --          --          --
Distributions from Net Realized Capital Gains.........................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
Total Distributions...................................................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  8.09     $ 8.70      $ 7.65      $ 7.03
                                                                       =======     ======      ======      ======
TOTAL RETURN                                                             (1.60)%    13.84%       8.82%      30.91 %
Ratio of Expenses to Average Net Assets**.............................    0.73 %     0.72%       0.90%       0.89 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.73 %      N/A         N/A        0.89 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    0.75 %     0.72%(c)    0.85%(c)    0.90 %(c)
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.33 %       --+       0.15%      (0.09)%
Portfolio Turnover Rate...............................................  190.3 %     121.0%      104.7%       91.5 %
Net Assets, End of Period (in millions)............................... $ 607.7     $500.4      $250.8       $19.9

                                                                                                 CLASS B
                                                                       -----------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                          2006        2005        2004        2003
                                                                       -------     ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.60     $ 7.58      $ 6.99      $ 5.34
                                                                       -------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.01 (a)  (0.02)(a)   (0.01)(a)   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (0.13)      1.05        0.60        1.67
                                                                       -------     ------      ------      ------
Total from Investment Operations......................................   (0.12)      1.03        0.59        1.65
                                                                       -------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      --         --          --          --
Distributions from Net Realized Capital Gains.........................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
Total Distributions...................................................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  7.98     $ 8.60      $ 7.58      $ 6.99
                                                                       =======     ======      ======      ======
TOTAL RETURN                                                             (1.74)%    13.58 %      8.44 %     30.90 %
Ratio of Expenses to Average Net Assets**.............................    0.98 %     0.97 %      1.15 %      1.14 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.98 %      N/A         N/A        1.13 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.00 %     0.97 %(c)   1.08 %(c)   1.18 %(c)
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.10 %    (0.25)%     (0.11)%     (0.37)%
Portfolio Turnover Rate...............................................  190.3 %     121.0 %     104.7 %      91.5 %
Net Assets, End of Period (in millions)............................... $ 254.0     $277.8      $339.5      $252.6

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


LEGG MASON AGGRESSIVE GROWTH PORTFOLIO                                 --------

                                                                       --------
                                                                         2002(B)
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  7.44
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (2.08)
                                                                       -------
Total from Investment Operations......................................   (2.07)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................      --
                                                                       -------
Total Distributions...................................................   (0.00)+
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  5.37
                                                                       =======
TOTAL RETURN                                                            (27.78)%
Ratio of Expenses to Average Net Assets**.............................    0.85 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.77 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.43 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.11 %
Portfolio Turnover Rate...............................................    92.7 %
Net Assets, End of Period (in millions)...............................    $2.7


                                                                       --------

                                                                       --------
                                                                          2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  7.40
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (2.05)
                                                                       -------
Total from Investment Operations......................................   (2.06)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.00)+
Distributions from Net Realized Capital Gains.........................      --
                                                                       -------
Total Distributions...................................................   (0.00)+
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $  5.34
                                                                       =======
TOTAL RETURN                                                            (27.83)%
Ratio of Expenses to Average Net Assets**.............................    1.10 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    1.69 %
Ratio of Net Investment Income (Loss) to Average Net Assets...........   (0.18)%
Portfolio Turnover Rate...............................................    92.7 %
Net Assets, End of Period (in millions)...............................   $46.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                           CLASS E
LEGG MASON AGGRESSIVE GROWTH PORTFOLIO                                 ------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------
                                                                          2006        2005        2004       2003(B)
                                                                       -------     ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.62     $ 7.59      $ 6.99      $ 5.65
                                                                       -------     ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................    0.02 (a)  (0.01)(a)    0.00+(a)   (0.01)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (0.13)      1.05        0.60        1.35
                                                                       -------     ------      ------      ------
Total from Investment Operations......................................   (0.11)      1.04        0.60        1.34
                                                                       -------     ------      ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      --         --          --          --
Distributions from Net Realized Capital Gains.........................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
Total Distributions...................................................   (0.50)     (0.01)         --          --
                                                                       -------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $  8.01     $ 8.62      $ 7.59      $ 6.99
                                                                       =======     ======      ======      ======
TOTAL RETURN                                                             (1.61)%    13.69 %      8.58 %     23.72 %
Ratio of Expenses to Average Net Assets**.............................    0.88 %     0.87 %      1.05 %      1.10 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.88 %      N/A         N/A        1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    0.90 %     0.87 %(c)   0.98 %(c)   1.04 %(c)*
Ratio of Net Investment Income (Loss) to Average Net Assets...........    0.20 %    (0.15)%     (0.05)%     (0.26)%*
Portfolio Turnover Rate...............................................  190.3 %     121.0 %     104.7 %      91.5 %
Net Assets, End of Period (in millions)...............................    $5.9       $6.4        $5.5        $4.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/17/2003.
(c) Excludes effect of Deferred Expense Reimbursement

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Legg Mason Aggressive Growth Portfolio (formerly Janus Aggressive Growth Portfolio). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                       Expiring   Expiring
    Portfolio                                Total    12/31/2009 12/31/2010
    ---------                              ---------- ---------- ----------

    Legg Mason Aggressive Growth Portfolio $3,178,721 $1,996,340 $1,182,381

Legg Mason Aggressive Growth Portfolio (formerly, Janus Aggressive Growth Portfolio) acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together:
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held and from changes in the contract value of forward foreign currency contracts.

K. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with ClearBridge Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

On August 10, 2006, the Board of Trustees of the Trust approved the Manager terminating Janus Capital Management LLC as the investment adviser to the Janus Aggressive Growth Portfolio and appointing Clearbridge Advisors, LLC (formerly, CAM North America LLC) as the new investment adviser. Effective October 1, 2006, the Portfolio changed its name to the Legg Mason Aggressive Growth Portfolio and the new investment adviser is Clearbridge Advisors, LLC (formerly, CAM North America LLC).

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2006  % per annum    Average Daily Assets
---------                               ------------------ ----------- --------------------------

Legg Mason Aggressive Growth Portfolio*     $5,333,277        0.65%    First $500 Million

                                                              0.60%    $500 Million to $1 Billion

                                                              0.55%    $1 Billion to $2 Billion

                                                              0.50%    Over $2 Billion

* Prior to October 1, 2006, the management fees for the Portfolio was 75 basis points first $25 Million, 70 basis points next $225 Million, 65 basis points next $750 Million, and 55 basis points over $1 Billion per annum of average daily assets. The management fees earned for the period January 1, 2006 through September 30, 2006 was $3,987,473 for the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Legg Mason Aggressive Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                             Shares Issued              Net Increase
                                                                Through                  (Decrease)
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                      ---------- ---------- ------------- -----------  ------------ ----------

Legg Mason Aggressive Growth Portfolio

 Class A
 12/31/2006                            57,525,796 26,477,156   3,707,766   (12,636,263)  17,548,659  75,074,455
 12/31/2005                            32,777,040 29,532,870      59,322    (4,843,436)  24,748,756  57,525,796

 Class B
 12/31/2006                            32,293,897  2,936,693   1,879,433    (5,267,929)    (451,803) 31,842,094
 12/31/2005                            44,776,722  1,654,374      33,793   (14,170,992) (12,482,825) 32,293,897

 Class B
 12/31/2006                               739,514    246,643      48,143      (292,386)       2,400     741,914
 12/31/2005                               726,039    262,941         771      (250,237)      13,475     739,514

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
-                                      --------------- -------------- --------------- --------------

Legg Mason Aggressive Growth Portfolio       $--       $1,538,522,189       $--       $1,456,889,744

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

Legg Mason Aggressive Growth Portfolio $840,777,548 $49,304,803   $(22,787,051)  $26,517,752

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Legg Mason Aggressive Growth Portfolio $52,430,252 $53,991,933

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income  Long-Term Capital Gain        Total
                                       ---------------- ---------------------- --------------------
                                          2006     2005    2006        2005       2006       2005
                                       ----------- ---- -----------  --------  ----------- --------

Legg Mason Aggressive Growth Portfolio $20,061,310 $--  $27,684,381  $819,936  $47,745,691 $819,936

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Legg Mason Aggressive Growth Portfolio  $7,292,818    $79,114,619  $26,523,803     $(3,178,721)    $109,752,519

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

10. SUBSEQUENT EVENT

On February 14, 2007, the Board of Trustees of the Trust approved the name change of the Portfolio from the Legg Mason Aggressive Growth Portfolio to the Legg Mason Partners Aggressive Growth Portfolio. The name change will be effective on May 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Legg Mason Aggressive Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Aggressive Growth Portfolio, formerly Janus Aggressive Growth Portfolio, (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Aggressive Growth Portfolio of Met Investors Series Trust as of
December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              Legg Mason Partners
                           Managed Assets Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

During the twelve-month period ended December 31, 2006, the Legg Mason Partners Managed Assets Portfolio had a return of 10.81%, versus 3.78%, 15.79% and 12.83% for its benchmarks the Lehman Brothers Government/Credit Bond Index, the S&P 500(R) Index and the Merrill Lynch All Qualities, All Convertibles Index/1/, respectively.

FIXED INCOME

MARKET REVIEW

Interest rates rose across the yield curve this year, driven by a tighter-than-expected Federal Reserve Board ("Fed") and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively-sloped beyond that. The Fed raised its target funds rate by 25 basis points at each of its first four meetings, exceeding the market's expectation in late 2005 that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed's new Chairman, but Bernanke gave no indication of any significant shift in Fed policy. Beginning with the August Federal Open Market Committee (FOMC) meeting, the Fed adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. Core inflation drifted higher to the 2.5% range, but treasury inflated protected securities ("TIPS") forward breakeven spreads were unchanged on balance at 2.4%. Inflation pressures were reflected in gains in gold and industrial commodity prices, and a decline in the dollar against most major currencies. Mirroring the relatively strong economy, corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Higher rates in the first half of the year led to a sharp decline in new mortgage applications and refinancing activity, but lower rates in the second half of the year helped to stabilize activity. A significant downturn in the housing market coupled with some developing weakness in the manufacturing sector gave rise to the widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to adopt an easing posture in 2007. Mortgage rates first rose and then fell, ending the period roughly unchanged, but still some 80 bps above the lows of 2005. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

PERFORMANCE ATTRIBUTION

Strategies produced mixed but generally positive results in 2006. A long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. Underweight exposure to investment grade credits was a modest negative as the sector outperformed, but an overweight to lower quality credits added to returns since they outperformed. Moderate exposure to high-yield debt was substantially rewarded as spreads narrowed, in particular on General Motors and Ford issues.


OUTLOOK AND STRATEGY

The U.S. economy has enjoyed mixed but generally positive results for most of the past year, and we suspect that's likely to be the case for 2007 as well. It's clear the housing market has suffered the most: housing starts and building permits are down some 30% from their highs, and housing prices are beginning to turn south in many markets. It may take the better part of this year before we see any improvement in this sector, but it's also likely that the drag from housing will be tapering off as the year progresses. In that regard, we note the 30% rise in homebuilders' stocks since last July, and the flat trend in new home sales over the past six months. And while some consumers are at risk as their mortgage rates adjust upwards and home prices decline, the household sector as a whole actually benefits from higher interest rates, since according to the Fed's balance sheet data, floating rate assets exceed floating rate liabilities.

Manufacturing activity and business investment have been soft in recent months, but it is hard to imagine things getting much worse at a time when corporate profits are at record-high levels relative to gross domestic product (GDP). Real incomes and spending are growing at moderate rates, but the double-digit growth of state and federal revenues over the past two years suggests the official statistics could be understating the strength of the economy. The new Congress is likely to pass business-unfriendly legislation such as a higher minimum wage, but it is also likely to pass another temporary fix for the alternative minimum tax (AMT) which could otherwise pose a serious threat to a growing number of households. And although the Democrats are agitating for higher taxes in general, the fact that the budget deficit is now less than 2% of GDP will make it difficult to find enough votes to boost the 15% tax rates on capital gains and dividend income which have helped drive the economy forward for the past 3 and a half years.

Many worry about the inverted yield curve, the relatively large U.S. current account deficit, and the accumulation of Treasury securities by foreign central banks, but sensitive market indicators reveal no sign of any impending deterioration in the economy or distortions in the U.S. capital markets: swap spreads are relatively low and have actually declined in the past year; high-yield spreads are near historical lows; implied volatility in both equity and bond options is unusually low; equity prices continue to march higher, and price-to-earnings ratios (P/E) are right around their 50-year average. Most central banks are raising interest rates, but none are seriously fighting growth, and the ongoing rise in nonenergy industrial commodity prices suggests that

--------
/1/ The Merrill Lynch All Convertibles Index consists of publicly-traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

the global demand remains robust. Indeed, most emerging market economies are expanding at healthy clips, Asian economies are booming, and even the Japanese and Eurozone economies have strengthened this past year. It's probably true that the global economy has never been so healthy.

In view of the absence of any serious threats to growth currently, there is little reason for the Fed to reintroduce monetary stimulus, especially since the FOMC still views inflation as a concern and the dollar is relatively weak. With the market consensus calling for slower growth and two or three Fed easings this year, if there's a surprise out there for the markets it's likely to be that economic growth and/or inflation fail to moderate as expected. The case for higher or lower rates may come together later this year, but for now we think it's more likely the Fed will be content to stand pat and see how things develop.

Adding it all up, we think interest rates are likely to continue to meander in a relatively flat trend. Thus, we'll continue to adopt a tactical duration posture, increasing duration as rates rise and reducing duration as rates fall. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we're holding a modest overweight exposure to the front end of the yield curve. Our primary sector overweight is to mortgage-backed securities, since they should continue to benefit from a relatively stable interest rate environment and low volatility. With credit spreads generally low, we are targeting an underweight exposure to the sector overall, with an overweight to lower quality credits where spreads still appear somewhat attractive.

CONVERTIBLE

The top group contributor to returns for the convertible section of the Legg Mason Partners Managed Assets Portfolio for the year ended December 31, 2006, was the industrial sector--led by the convertible securities of United Rentals, Inc., an equipment rental company serving the construction industry as well as other industrial concerns and households in North America--and by the convertible bonds of NCI Building Systems, Inc., a manufacturer of metal engineered building systems and products for the commercial construction industry.

The second best group contributor to the convertible section's returns was the consumer discretionary sector, led by the convertible bonds of The Men's Wearhouse Inc., a retailer of men's shirts, sportswear, furnishings and accessories in North America, and by the securities of Charter Communications, an operator of cable TV systems in the U.S.

The poorest group contributor to returns for the year was the health care sector, led by declines in the convertible bonds of PacifiCare Health Systems, a health maintenance organization that was acquired by United Health Group during the year, and by the securities of Omnicare Inc., a provider of professional pharmacy, consulting and data management services to institutional health care providers.

The second worst group contributor to returns was the utility sector, where the sole holding, NRG Energy Inc., an owner and operator of power generating facilities, had a small gain for the year.

EQUITY

YOUR PORTFOLIO

Stock selection was a significant contributor to relative performance for the period, especially in the materials sector. Performance was hurt by relative sector weightings, most notably overweights in technology and energy-services and an underweight in financials--banks. Overall, performance was below benchmark.

The Portfolio's performance shortfall for the period occurred for the most part during the third quarter; our stock selection model had a particularly negative top-to-bottom quintile spread in August in an environment that did not reward fundamentals. In the last quarter, our stock selection model had a positive top-to-bottom quintile spread on an equal-weighted basis overall, as well as for all but the expectations and technical dimensions.

At year-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward price/earnings and a strong two-year forward earnings growth rate. Looking forward, your portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

MARKET ENVIRONMENT

Global equity markets had positive returns for the second half of the year as worries about US interest rate hikes and rising oil prices that had persisted in the first half of the year dissipated. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects for near-term interest rate cuts in the US, oil and gas prices ended the year in a dramatic decline, helping to push US consumer confidence to its highest level since April.

Interestingly, of all the dimensions within our stock selection model, cash flow had the most positive top-to-bottom quintile spread for the year, potentially as a result of private equity activity. The year saw numerous mergers, acquisitions and private equity deals, but many takeover and consolidation candidates were names that our stock selection model did not find attractive. As a systematic manager seeking alpha through a disciplined process grounded in fundamental analysis, we like many active managers found the environment challenging. Our process requires a stock to rank attractively relative to its peers across each of the dimensions in our model and thus favors companies with sustained growth in cash flow and earnings, reasonable stock valuations, favorable forward prospects and positive technical price patterns.

The leading sectors within the benchmark for the year were real estate and telecommunications. Health care--services was the only sector posting negative returns for the period. Many health-care oriented names underperformed, particularly in the last quarter, due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


OUTLOOK

The consensus economic forecast for the US anticipates continued growth in 2007 as the economy shakes off slowdowns in housing and manufacturing and as the Fed begins to reduce interest rates. While many investors expect a rate cut by mid-year, this view does not appear to be unanimous. The decline in the US dollar is expected to continue or even accelerate.

The current positioning of our portfolios anticipates moderating but continuing growth in global economies. The US market continues to offer many attractive stocks with solid fundamentals and strong prospects across sectors, with some of the best opportunities in sectors that are not dependent upon consumer discretionary spending.

INVESTMENT RESEARCH UPDATE

The US Team introduced four factors during the third quarter. The first is a book to price measure which excludes intangibles, primarily goodwill, from book value. The second is an enhanced version of Tobin's Q ratio and examines a company's financial claims against the replacement value of its assets. The third compares historic cash flow patterns to Wall Street cash flow forecasts. Finally, a new capital acquisition ratio factor compares the company's funds from operations to its capital expenditures.

In addition to the above, two existing factors were revised. We incorporated a momentum component into the Short Interest Composite factor which measures shorting activity. We also refined the cost-of-equity calculation in one of our valuation factors. This measures a company's ability to generate earnings in excess of the equity cost of capital.

TEAM MANAGED

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CLEARBRIDGE ADVISORS, LLC

Mr. Peter D. Luke is responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Luke is a senior portfolio manager for U.S. convertible strategies for ClearBridge and a sector manager for flexible strategies. Mr. Luke has over 33 years of industry experience. He joined ClearBridge or its predecessor companies in 2001. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

Mr. Steven Bleiberg, Managing Director and senior portfolio manager of ClearBridge is head of global investment strategy. Mr. Bleiberg joined ClearBridge in 2003 and has 22 years of industry experience. Prior to that time he was Managing Director and Chairman of Global Equity Strategy Group for Credit Suisse Asset Management from 1991 to 2003.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for ClearBridge. He is responsible for coordination and implementation of asset allocation strategies. He has 13 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, due 12/01/99)      3.23%
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.875%, due 08/15/16)                    2.76%
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.500%, due 11/15/15)                    2.38%
     ---------------------------------------------------------------------
     U.S. Treasury Note (5.000%, due 07/31/08)                    2.28%
     ---------------------------------------------------------------------
     Exxon Mobil Corp.                                            2.05%
     ---------------------------------------------------------------------
     U.S. Treasury Note (3.625%, due 07/15/09)                    1.90%
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.625%, due 10/31/2011)                  1.79%
     ---------------------------------------------------------------------
     Government National Mortgage Assoc. (6.000%, due 07/15/36)   1.70%
     ---------------------------------------------------------------------
     Citigroup, Inc. (4.125%, due 02/22/10)                       1.53%
     ---------------------------------------------------------------------
     Bank of America Corp.                                        1.11%
     ---------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Common Stock                                        54.6%
U.S. Government & Agency Obligation                 17.4%
Domestic Bonds & Debt Securities                    15.3%
U.S. Government Agency Mortgage Backed Securities    6.6%
Convertible Bonds                                    4.0%
Convertible Preferred Stocks                         0.5%
Foreign Bond & Debt Securities                       0.6%
Asset-Backed Security                                1.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/06
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY
BATTERYMARCH FINANCIAL MANAGEMENT, INC., CLEARBRIDGE ADVISORS, LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                              S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Fund     Lehman Gov't/Credit Bond Index      S&P 500 Index
                   ----     ------------------------------      -------------
12/31/1996       $10,000             $10,000                        $10,000
12/31/1997        11,717              10,975                         13,336
12/31/1998        14,070              12,014                         17,147
12/31/1999        16,065              11,756                         20,755
12/30/2000        15,806              13,148                         18,864
12/31/2001        14,986              13,298                         16,622
12/31/2002        13,673              14,763                         12,948
12/31/2003        16,796              15,455                         16,662
12/30/2004        18,210              16,105                         18,475
12/31/2005        18,906              16,484                         19,383
12/31/2006        20,949              17,109                         22,446

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
--  Portfolio--Class A  10.81%  7.99% 7.02%   8.23%     9.00%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
--  Bond Index/1/        3.80%  3.45% 5.17%   6.26%     8.49%
    -------------------------------------------------------------
- - S&P 500(R) Index/2/ 15.79% 10.44% 6.19%   8.42%    12.73%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                             BEGINNING     ENDING        EXPENSES PAID
                                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                             7/1/06        12/31/06      7/1/06-12/31/06
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO                 ------------- ------------- ---------------

 Class A
 Actual                                                        $1,000.00     $1,091.80        $3.22
 Hypothetical (5% return before expenses)                       1,000.00      1,022.13         3.11
 ----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 16.6%
       ASSET-BACKED SECURITIES - 1.1%
       American Home Mortgage Investment Trust
         5.294%, due 06/25/45(a)............... $   721,642 $     720,476
       Chase Funding Mortgage Loan Asset-Backed
         Certificates, Series 2002-2, Class 1A5
         5.833%, due 04/25/32..................     426,334       427,077
       PP&L Transition Bond LLC, Series 1999-1,
         Class A7 7.050%, due 06/25/09.........   1,655,904     1,666,358
                                                            -------------
                                                                2,813,911
                                                            -------------
       AUTOMOBILES - 0.3%
       DaimlerChrysler NA Holding Corp. 7.300%,
         due 01/15/12..........................     360,000       382,551
       Ford Motor Co. 7.450%, due
         07/16/31(c)...........................     530,000       418,700
                                                            -------------
                                                                  801,251
                                                            -------------
       AUTOMOTIVE LOANS - 1.1%
       Ford Motor Credit Co.
         5.700%, due 01/15/10..................     100,000        95,926
        7.375%, due 10/28/09...................   1,400,000     1,403,861
        9.750%, due 09/15/10 (144A)(b).........     270,000       287,451
       General Motors Acceptance Corp.
         6.125%, due 08/28/07..................   1,100,000     1,100,388
        4.375%, due 12/10/07...................      60,000        59,178
        5.125%, due 05/09/08...................      40,000        39,585
        5.850%, due 01/14/09...................      50,000        49,834
                                                            -------------
                                                                3,036,223
                                                            -------------
       BANKS - 1.7%
       ABN AMRO Bank NV 5.436%, due
         05/11/07(a)...........................     700,000       700,130
       Bank of America Corp. 5.375%, due
         08/15/11- 06/15/14(c).................     420,000       421,642
       Glitnir Banki HF
         6.330%, due 07/28/11 (144A)(b)........     100,000       102,782
        6.693%, due 06/15/16 (144A)(b).........     230,000       237,672
       Kaupthing Bank 6.062%, due 04/12/11
         (144A)(a)(b)..........................     290,000       292,350
       Landsbanki Islands HF 6.100%, due
         08/25/11 (144A)(b)....................     320,000       325,660
       Rabobank Capital Fund Trust III 5.254%,
         due 12/31/16 (144A)(b)................     200,000       193,194
       RBS Capital Trust I 4.709%, due
         12/29/49(c)...........................     300,000       285,574
       Royal Bank of Scotland Group Plc 5.050%,
         due 01/08/15..........................     300,000       293,121
       Shinsei Finance Cayman, Ltd. 6.418%, due
         01/29/49 (144A)(b)....................     200,000       200,118
       SunTrust Capital VIII 6.100%, due
         12/01/66..............................     260,000       253,898
       Wachovia Bank North America
         4.800%, due 11/01/14..................     200,000       192,036
        5.750%, due 11/03/14(a)................     700,000       708,356

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - CONTINUED
     Washington Mutual Bank FA. 5.125%, due
       01/15/15................................. $   400,000 $     386,459
                                                             -------------
                                                                 4,592,992
                                                             -------------
     CHEMICALS - 0.0%
     Westlake Chemical Corp. 6.625%, due
       01/15/16.................................      40,000        38,900
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9%
     Banc of America Commercial Mortgage, Inc.,
       Series 2004-6, Class AJ 4.870%, due
       12/10/42.................................     450,000       435,384
     Countrywide Alternative Loan Trust 5.590%,
       due 12/25/46(a)..........................   1,169,429     1,170,827
     Credit Suisse Mortgage Capital Certificates
       5.467%, due 09/15/39.....................     370,000       373,079
     Indymac Index Mortgage Loan Trust
       5.660%, due 06/25/34(a)..................     792,649       795,066
      5.409%, due 10/25/35......................     480,565       476,872
     JPMorgan Chase Commercial Mortgage
       Securities Corp. Series 2004-C3, Class AJ
       4.922%, due 01/15/42.....................     600,000       581,935
     Series 2005-LDP4, Class AM 4.999%, due
       10/15/42.................................     430,000       419,031
     Lake Country Mortgage Loan Trust 5.450%,
       due 07/25/34 (144A)(a)(b)................     797,307       797,557
     Morgan Stanley Capital I 5.332%, due
       12/15/43.................................     510,000       508,909
     Structured Adjustable Rate Mortgage Loan
       Trust 4.920%, due 03/25/34(a)............     952,219       950,012
     Washington Mutual, Inc.
       5.072%, due 12/25/35.....................     886,123       877,811
      5.970%, due 09/25/36......................     320,127       323,082
                                                             -------------
                                                                 7,709,565
                                                             -------------
     ELECTRIC UTILITIES - 1.1%
     Dominion Resources, Inc., Series F 5.250%,
       due 08/01/33.............................     300,000       294,253
     Duke Energy Corp. 5.625%, due
       11/30/12.................................     210,000       214,058
     Exelon Corp. 5.625%, due 06/15/35..........     350,000       330,816
     FirstEnergy Corp.
       6.450%, due 11/15/11.....................     250,000       260,974
      7.375%, due 11/15/31......................     580,000       662,533
     Pacific Gas & Electric Co. 6.050%, due
       03/01/34.................................     260,000       263,105
     SP PowerAssets, Ltd. 5.000%, due 10/22/13
       (144A)(b)................................     700,000       688,558
     TXU Corp.
       5.550%, due 11/15/14.....................      70,000        66,804
      6.550%, due 11/15/34(c)...................      70,000        65,816
     TXU Electric Delivery Co. 6.375%, due
       01/15/15.................................      10,000        10,324
                                                             -------------
                                                                 2,857,241
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ENERGY - 0.2%
     Kinder Morgan Energy Partners L.P.
       5.125%, due 11/15/14..................... $   200,000 $     190,782
      6.300%, due 02/01/09......................      10,000        10,138
      6.750%, due 03/15/11......................      30,000        31,243
     Williams Cos., Inc. 7.750%, due 06/15/31...     220,000       232,100
                                                             -------------
                                                                   464,263
                                                             -------------
     ENVIRONMENTAL SERVICES - 0.1%
     Waste Management, Inc. 6.375%, due
       11/15/12.................................     370,000       387,946
                                                             -------------
     FINANCIAL - DIVERSIFIED - 3.4%
     Aiful Corp. 5.000%, due 08/10/10
       (144A)(b)................................     200,000       194,237
     AIG SunAmerica Global Financing VII
       5.850%, due 08/01/08 (144A)(b)...........     400,000       403,320
     American General Finance Corp. 3.875%,
       due 10/01/09.............................     800,000       770,385
     Capital One Bank 5.000%, due 06/15/09......     310,000       308,413
     Capital One Financial Corp. 5.500%, due
       06/01/15.................................      80,000        80,078
     Citigroup, Inc. 4.125%, due 02/22/10.......     930,000       902,797
     Countrywide Financial Corp.
       5.471%, due 06/18/08(a)..................      90,000        90,023
      5.501%, due 01/05/09(a)...................      70,000        70,023
     Credit Suisse First Boston USA, Inc.
       3.875%, due 01/15/09.....................     250,000       243,821
      6.125%, due 11/15/11......................     140,000       145,115
     General Electric Capital Corp. 4.125%, due
       09/01/09.................................     350,000       341,461
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................     200,000       203,107
     Goldman Sachs Group L.P. 4.500%, due
       06/15/10.................................     130,000       127,336
     HSBC Finance Corp. 6.375%, due
       10/15/11(c)..............................   1,100,000     1,151,434
     JPMorgan Chase & Co.
       5.250%, due 05/01/15(c)..................     400,000       394,014
      5.125%, due 09/15/14......................     790,000       778,040
     Lehman Brothers Holdings, Inc. 5.750%,
       due 01/03/17.............................     530,000       537,797
     Merrill Lynch & Co., Inc., Series C
       4.250%, due 02/08/10.....................     170,000       165,309
      5.000%, due 01/15/15......................     170,000       165,883
     Morgan Stanley 5.050%, due 01/21/11........     600,000       596,641
      5.824%, due 10/18/16(a)...................      80,000        80,595
     Residential Capital Corp. 6.000%, due
       02/22/11.................................     400,000       399,604
     Resona Preferred Global Securities Cayman,
       Ltd. 7.191%, due 12/29/49 (144A)(b)......     120,000       125,410
     SMFG Preferred Capital 6.078%, due
       01/29/49 (144A)(b).......................     340,000       334,716

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Wells Fargo & Co. 5.300%, due 08/26/11... $   435,000 $     437,181
      Wells Fargo Capital X 5.950%, due
        12/15/36...............................     100,000        98,347
                                                            -------------
                                                                9,145,087
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.2%
      HCA, Inc.
        6.250%, due 02/15/13...................      80,000        71,000
       5.750%, due 03/15/14....................     420,000       349,650
                                                            -------------
                                                                  420,650
                                                            -------------
      HOTELS, RESTAURANTS & LEISURE - 0.0%
      MGM Mirage 7.625%, due 01/15/17..........      70,000        70,525
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 0.4%
      General Electric Co. 5.000%, due
        02/01/13...............................     290,000       287,152
      Tyco International Group S.A. 6.000%, due
        11/15/13...............................     630,000       652,758
                                                            -------------
                                                                  939,910
                                                            -------------
      INSURANCE - 0.1%
      Berkshire Hathaway Finance Corp. 4.750%,
        due 05/15/12...........................     230,000       225,683
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.0%
      Electronic Data Systems Corp. 7.125%, due
        10/15/09...............................      10,000        10,432
                                                            -------------
      MEDIA - 0.7%
      Clear Channel Communications, Inc.
        6.250%, due 03/15/11(c)................     190,000       184,812
      Comcast Cable Communications, Inc.
        8.875%, due 05/01/17(c)................     880,000     1,061,653
      News America, Inc. 6.200%, due
        12/15/34...............................     120,000       116,202
      Time Warner Cos, Inc. 7.625%, due
        04/15/31...............................     260,000       291,311
      Viacom, Inc. - Class B 5.750%, due
        04/30/11...............................     120,000       120,175
                                                            -------------
                                                                1,774,153
                                                            -------------
      METALS & MINING - 0.1%
      Peabody Energy Corp. 6.875%, due
        03/15/13...............................      20,000        20,600
      Vale Overseas, Ltd. 6.875%, due
        11/21/36...............................     250,000       257,662
                                                            -------------
                                                                  278,262
                                                            -------------
      OIL & GAS - 1.1%
      Anadarko Finance Co., Series B
        6.750%, due 05/01/11(c)................     110,000       115,411
       7.500%, due 05/01/31....................      60,000        68,279
      ConocoPhillips Holding Co. 6.950%, due
        04/15/29(c)............................     800,000       911,420

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------------
     SECURITY                                       PAR            VALUE
     DESCRIPTION                                   AMOUNT         (NOTE 2)
     ---------------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Consolidated Natural Gas Co., Series A
       5.000%, due 12/01/14..................... $   200,000    $     192,618
     Cooper Cameron Corp. 2.650%, due
       04/15/07.................................     200,000          198,388
     Devon Energy Corp. 7.950%, due
       04/15/32.................................      60,000           73,265
     Devon Financing Corp. 6.875%, due
       09/30/11.................................     120,000          127,018
     Devon Financing Corp. ULC 7.875%, due
       09/30/31.................................     400,000          482,694
     Kerr-McGee Corp.
       6.950%, due 07/01/24.....................      40,000           42,710
      7.875%, due 09/15/31......................      50,000           59,827
     Pemex Project Funding Master Trust
       6.625%, due 06/15/35.....................     162,000          165,929
     Petrobras International Finance Co. 6.125%,
       due 10/06/16.............................     180,000          182,700
     TNK-BP Finance S.A. 7.500%, due 07/18/16
       (144A)(b)................................     190,000          202,588
     XTO Energy, Inc. 6.100%, due 04/01/36......     240,000          235,007
                                                                -------------
                                                                    3,057,854
                                                                -------------
     OIL & GAS EXPLORATION & PRODUCTION - 0.2%
     Anadarko Petroleum Corp.
       5.950%, due 09/15/16.....................      80,000           80,314
      6.450%, due 09/15/36......................     320,000          324,431
     Gaz Capital (GAZPROM) 6.212%, due
       11/22/16 (144A)(b).......................     240,000          242,280
                                                                -------------
                                                                      647,025
                                                                -------------
     PAPER & FOREST PRODUCTS - 0.2%
     Weyerhaeuser Co. 6.750%, due 03/15/12......     500,000          524,955
                                                                -------------
     PHARMACEUTICALS - 0.2%
     Wyeth 6.500%, due 02/01/34(c)..............     500,000          545,669
                                                                -------------
     REAL ESTATE - 0.1%
     iStar Financial, Inc. (REIT) 6.000%, due
       12/15/10.................................     300,000          304,027
     Ventas Realty LP/Ventas Capital Corp.
       6.750%, due 04/01/17.....................      60,000           62,250
                                                                -------------
                                                                      366,277
                                                                -------------

     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.1%
     Deutsche Telekom International Finance BV
       8.250%, due 06/15/30.....................     330,000          406,852
     France Telecom S.A. 8.500%, due
       03/01/31.................................     150,000          197,493
     Nextel Communications, Inc. 6.875%, due
       10/31/13.................................     150,000          151,703
     Qwest Corp. 7.500%, due 10/01/14...........      50,000           53,250
     Royal KPN NV 8.000%, due 10/01/10..........     350,000          377,950
     SBC Communications, Inc. 6.450%, due
       06/15/34.................................     300,000          305,431

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       Sprint Capital Corp.
         8.375%, due 03/15/12.................. $   560,000 $     623,035
        8.750%, due 03/15/32...................      40,000        48,281
       Sprint Nextel Corp. 6.000%, due
         12/01/16..............................     140,000       136,699
       Telecom Italia Capital S.A.
         5.250%, due 10/01/15..................     200,000       187,142
        6.000%, due 09/30/34...................     240,000       218,368
       Verizon Global Funding Corp. 7.375%, due
         09/01/12..............................     120,000       131,351
       Windstream Corp. 8.625%, due 08/01/16
         (144A)(b).............................      10,000        11,000
                                                            -------------
                                                                2,848,555
                                                            -------------
       TOBACCO - 0.3%
       Altria Group, Inc. 5.625%, due 11/04/08.     700,000       702,657
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $43,636,430)                                      44,259,986
                                                            -------------
       U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.6%
       Federal National Mortgage Assoc.
         6.500%, due 12/01/27..................      19,064        19,579
        6.000%, due 03/01/28-08/01/28..........     345,229       349,280
        5.500%, due 08/01/28...................     151,617       150,783
        5.000%, due 09/15/08-11/01/35..........   2,123,850     2,060,064
        5.400%, due 04/13/09(c)................      50,000        50,017
        6.250%, due 02/01/11...................     970,000     1,011,780
        5.136%, due 09/01/35(a)................     645,433       647,091
        5.000%, due TBA(d).....................     300,000       289,687
        6.000%, due TBA(d).....................   8,500,000     8,619,527
       Government National Mortgage Assoc.
         9.000%, due 11/15/19..................      11,799        12,690
        6.000%, due 06/15/36...................   4,465,997     4,529,662
                                                            -------------
       Total U. S. Government Agency Mortgage
       Backed Securities
       (Cost $17,634,751)                                      17,740,160
                                                            -------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 17.7%
       Federal Home Loan Bank
         5.100%, due 09/19/08..................     100,000       100,097
        5.400%, due 01/02/09...................     210,000       209,784
        5.000%, due 12/21/15...................     490,000       489,824
        4.750%, due 12/16/16(c)................     200,000       196,199
        5.500%, due 07/15/36...................     500,000       523,667
       Federal Home Loan Mortgage Corp.
         4.875%, due 11/15/13..................     500,000       497,666
        5.550%, due 12/11/08...................     140,000       140,010
       Tenn Valley Authority 5.980%, due
         04/01/36..............................     430,000       474,548
       U.S. Treasury Bond
         6.000%, due 02/15/26..................   1,850,000     2,098,740
        4.500%, due 02/15/36(c)................     520,000       494,650

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Inflation Index Bond
         2.375%, due 04/15/11(c).............. $ 1,240,581 $   1,236,027
        2.000%, due 01/15/26(c)...............     193,215       181,773
       U.S. Treasury Inflation Index Note
         2.000%, due 01/15/16.................     691,506       667,898
        2.500%, due 07/15/16(c)...............   2,468,567     2,488,047
       U.S. Treasury Note
         3.625%, due 07/15/09(c)..............   5,200,000     5,064,519
        3.750%, due 05/15/08(c)...............      10,000         9,850
        5.000%, due 07/31/08(c)...............   6,070,000     6,081,861
        4.500%, due 02/15/09-11/15/15(c)......   6,920,000     6,820,048
        4.625%, due 11/15/09-11/15/16(c)......   9,195,000     9,160,668
        0.875%, due 04/15/10..................     213,080       202,077
        4.875%, due 05/31/11-08/15/16(c)......   8,400,000     8,465,914
        5.125%, due 05/15/16(c)...............   1,480,000     1,524,921
                                                           -------------
       Total U. S. Government & Agency Obligations
       (Cost $47,011,243)                                     47,128,788
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - 0.5%
       LUXEMBOURG - 0.1%
       Telecom Italia Capital S.A. 4.000%, due
         01/15/10.............................     300,000       286,668
                                                           -------------

       MEXICO - 0.2%
       United Mexican States 7.500%, due
         04/08/33.............................     494,000       584,155
                                                           -------------

       RUSSIA - 0.2%
       Russian Federation 5.000%, due
         03/31/30.............................     545,000       616,570
                                                           -------------
       Total Foreign Bonds & Debt Securities
       (Cost $1,442,385)                                       1,487,393
                                                           -------------

       CONVERTIBLE BONDS - 4.0%
       AEROSPACE & DEFENSE - 0.2%
       AAR Corp.
         1.750%, due 02/01/26 (144A)(b).......     100,000       117,500
        1.750%, due 02/01/26..................     100,000       117,500
       L-3 Communications Corp.
         3.000%, due 08/01/35 (144A)(b)(c)....     175,000       184,625
        3.000%, due 08/01/35..................     100,000       105,500
       Orbital Sciences Corp. 2.438%, due
         01/15/27 (144A)(b)...................     125,000       126,875
                                                           -------------
                                                                 652,000
                                                           -------------
       BIOTECHNOLOGY - 0.3%
       Amgen, Inc. 0.375%, due 02/01/13
         (144A)(b)............................     250,000       246,875
       Genzyme Corp. 1.250%, due 12/01/23(c)..     180,000       188,100
       Incyte Corp. 3.500%, due 02/15/11(c)...     175,000       141,531
       InterMune, Inc. 0.250%, due 03/01/11...     125,000       187,656
                                                           -------------
                                                                 764,162
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BUILDING MATERIALS - 0.1%
     Masco Corp., Series B 2.134%, due
       07/20/31(e).............................. $   575,000 $     272,406
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.2%
     Euronet Worldwide, Inc. 3.500%, due
       10/15/25.................................     250,000       267,188
     United Rentals North America, Inc. 1.875%,
       due 10/15/23.............................     100,000       128,125
                                                             -------------
                                                                   395,313
                                                             -------------
     COMPUTERS & PERIPHERALS - 0.1%
     Cadence Design Systems, Inc. 1.500%, due
       12/15/13 (144A)(b).......................     110,000       111,513
     Electronics For Imaging, Inc. 1.500%, due
       06/01/23.................................     125,000       138,750
     Silicon Graphics, Inc. 6.500%, due
       07/01/09*(f).............................     100,000             0
                                                             -------------
                                                                   250,263
                                                             -------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
     WESCO International, Inc. 2.625%, due
       10/15/25.................................     200,000       310,750
                                                             -------------
                                                                   310,750
                                                             -------------
     ELECTRONICS - 0.1%
     Avnet, Inc. 2.000%, due 03/15/34(c)........     125,000       126,406
                                                             -------------

     FINANCIAL - DIVERSIFIED - 0.2%
     Affiliated Managers Group, Inc. 4.870%, due
       02/25/33(a)..............................      50,000       130,528
     Merrill Lynch & Co., Inc. 0.000%, due
       03/13/32(e)..............................     300,000       399,510
                                                             -------------
                                                                   530,038
                                                             -------------
     HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
     Henry Schein, Inc. 3.000%, due 08/15/34....     125,000       151,875
     Invitrogen Corp. 1.500%, due 02/15/24......     225,000       193,219
     Medtronic, Inc.
       1.500%, due 04/15/11 (144A)(b)...........     225,000       239,625
      1.500%, due 04/15/11(c)...................      25,000        26,625
                                                             -------------
                                                                   611,344
                                                             -------------
     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     125,000       480,625
     Sierra Health Services, Inc. 2.250%, due
       03/15/23.................................      25,000        98,781
                                                             -------------
                                                                   579,406
                                                             -------------
     HOLDING COMPANIES - DIVERSIFIED - 0.0%
     Acquicor Technology, Inc. 8.000%, due
       12/31/11 (144A)(b).......................     125,000       125,469
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE - 0.2%
     Carnival Corp. 2.000%, due 04/15/21........ $   125,000 $     160,625
     Hilton Hotels Corp. 3.375%, due
       04/15/23.................................      75,000       118,687
     Host Marriott L.P. 3.250%, due 04/15/24
       (144A)(b)................................     100,000       148,750
                                                             -------------
                                                                   428,062
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 0.3%
     3M Co. 2.400%, due 11/21/32(c).............     150,000       137,625
     Actuant Corp. 2.000%, due 11/15/23.........     225,000       296,437
     Danaher Corp. 1.477%, due
       01/22/21(c)(e)...........................     175,000       186,813
     Roper Industries, Inc. /0.000% 1.481%, due
       01/15/34.................................     275,000       180,125
                                                             -------------
                                                                   801,000
                                                             -------------
     MEDIA - 0.1%
     Liberty Media, LLC 0.750%, due
       03/30/23(c)..............................     100,000       127,250
                                                             -------------
     OIL & GAS - 0.3%
     Cameron International Corp. 1.500%, due
       05/15/24(c)..............................      75,000       120,844
     Diamond Offshore Drilling, Inc. 1.500%, due
       04/15/31(c)..............................     125,000       204,531
     Halliburton Co. 3.125%, due 07/15/23.......      75,000       127,219
     Pride International, Inc. 3.250%, due
       05/01/33(c)..............................     200,000       252,250
                                                             -------------
                                                                   704,844
                                                             -------------
     PHARMACEUTICALS - 0.3%
     Alexion Pharmaceuticals, Inc. 1.375%, due
       02/01/12.................................     100,000       143,875
     BioMarin Pharmaceutical, Inc.(c) 2.500%,
       due 03/29/13.............................     125,000       151,875
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................     225,000       204,469
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11(c)..............................     200,000       135,500
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................     250,000       257,500
                                                             -------------
                                                                   893,219
                                                             -------------
     RETAIL - MULTILINE - 0.3%
     CBRL Group, Inc.
       2.056%, due 04/03/32(c)(e)...............     450,000       226,688
     Lowe's Cos., Inc. 0.861%, due
       10/19/21(e)..............................     225,000       244,687
     Men's Wearhouse, Inc.
       3.125%, due 10/15/23(c)(f)...............     225,000       302,422
     Pier 1 Imports, Inc.
       6.125%/6.375%, due 02/15/36
       (144A)(b)(g).............................     150,000       137,625
                                                             -------------
                                                                   911,422
                                                             -------------

       -----------------------------------------------------------------
       SECURITY                                 SHARES/PAR    VALUE
       DESCRIPTION                                AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       SAVINGS & LOANS - 0.0%
       Bankunited Capital Trust 3.125%, due
         03/01/34..............................     50,000 $      49,250
                                                           -------------
       SOFTWARE - 0.1%
       Mentor Graphics Corp. 6.250%, due
         03/01/26 (144A)(b)....................     75,000        98,063
       SINA Corp. 0.000%, due 07/15/23(e)......    175,000       215,250
                                                           -------------
                                                                 313,313
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
       ADC Telecommunications, Inc. 5.729%, due
         06/15/13(a)...........................    425,000       408,531
       Amdocs, Ltd. 0.500%, due 03/15/24(c)....    125,000       133,281
       Ciena Corp. 3.750%, due 02/01/08(c).....    200,000       194,500
       Comverse Technology, Inc. 0.000%, due
         05/15/23(e)...........................    175,000       220,937
       Dobson Communications Corp. 1.500%, due
         10/01/25 (144A)(b)....................     75,000        82,031
       Level 3 Communications, Inc. 6.000%, due
         03/15/10(c)...........................    150,000       139,125
       Logix Communications Enterprises 1.500%,
         due 10/01/25..........................     50,000        54,688
       NII Holdings, Inc.
         2.750%, due 08/15/25 (144A)(b)........    150,000       217,688
        2.750%, due 08/15/25...................     75,000       108,844
       RF Micro Devices, Inc. 1.500%, due
         07/01/10(c)...........................    175,000       185,719
                                                           -------------
                                                               1,745,344
                                                           -------------
       TRANSPORTATION - 0.0%
       YRC Worldwide Inc. 5.000%, due
         08/08/23(c)...........................     50,000        63,063
                                                           -------------
       Total Convertible Bonds
       (Cost $9,905,423)                                      10,654,324
                                                           -------------

       COMMON STOCKS - 55.2%
       AEROSPACE & DEFENSE - 2.0%
       Boeing Co. (The)........................     14,166     1,258,507
       General Dynamics Corp...................     10,276       764,021
       Honeywell International, Inc............     12,110       547,856
       Lockheed Martin Corp....................      8,950       824,027
       Northrop Grumman Corp...................     11,773       797,032
       Raytheon Co.............................     15,770       832,656
       United Technologies Corp................      6,536       408,631
                                                           -------------
                                                               5,432,730
                                                           -------------
       AIR FREIGHT & LOGISTICS - 0.7%
       FedEx Corp..............................      5,900       640,858
       Ryder System, Inc.......................     17,100       873,126
       United Parcel Service, Inc. - Class B...      3,720       278,926
                                                           -------------
                                                               1,792,910
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         AUTO COMPONENTS - 0.2%
         Johnson Controls, Inc................      7,620 $     654,710
                                                          -------------
         BANKS - 2.2%
         Bank of America Corp.................     55,426     2,959,194
         Bank of New York Co., Inc............      4,170       164,173
         BOK Financial Corp.(c)...............      3,500       192,430
         Commerce Bancorp, Inc.(c)............      6,700       236,309
         Compass Bancshares, Inc..............      2,300       137,195
         Cullen/Frost Bankers, Inc............      8,000       446,560
         Northern Trust Corp.(c)..............      3,230       196,028
         U.S. Bancorp.........................     10,126       366,460
         Wachovia Corp.(c)....................     12,143       691,544
         Whitney Holding Corp.(c).............     15,700       512,134
                                                          -------------
                                                              5,902,027
                                                          -------------
         BEVERAGES - 0.8%
         Coca-Cola Co.........................     12,965       625,561
         Molson Coors Brewing Co. - Class B...      2,360       180,399
         Pepsi Bottling Group, Inc............     21,700       670,747
         PepsiCo, Inc.........................      9,182       574,334
                                                          -------------
                                                              2,051,041
                                                          -------------
         BIOTECHNOLOGY - 0.7%
         Amgen, Inc.*.........................     19,322     1,319,886
         BioMarin Pharmaceutical, Inc.*.......      7,555       123,826
         Gilead Sciences, Inc.*...............      2,577       167,325
         Invitrogen Corp.*(c).................      4,000       226,360
                                                          -------------
                                                              1,837,397
                                                          -------------
         CHEMICALS - 0.9%
         Dow Chemical Co. (The)...............     16,751       669,035
         E.I. du Pont de Nemours & Co.........     13,423       653,834
         FMC Corp.............................      5,700       436,335
         Lyondell Chemical Co.................     23,300       595,781
                                                          -------------
                                                              2,354,985
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.9%
         Manpower, Inc........................     10,950       820,483
         MoneyGram International, Inc.........     13,400       420,224
         R. R. Donnelley & Sons Co............     25,050       890,277
         Temple-Inland, Inc...................      8,200       377,446
                                                          -------------
                                                              2,508,430
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
         Cisco Systems, Inc.*.................     58,292     1,593,121
         Harris Corp.(c)......................     24,600     1,128,156
         Motorola, Inc........................     50,375     1,035,710
         QUALCOMM, Inc........................      9,275       350,502
                                                          -------------
                                                              4,107,489
                                                          -------------
         COMPUTERS & PERIPHERALS - 2.3%
         Apple Computer, Inc.*................      5,717       485,030
         Dell, Inc.*..........................     12,728       319,346

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       EMC Corp.*...............................     13,837 $     182,648
       Hewlett-Packard Co.......................     48,509     1,998,086
       Ingram Micro, Inc. - Class A*............      6,200       126,542
       International Business Machines Corp.....     26,273     2,552,422
       Lexmark International, Inc. - Class A*(c)      4,100       300,120
       Western Digital Corp.*...................      4,900       100,254
                                                            -------------
                                                                6,064,448
                                                            -------------
       ELECTRIC SERVICES - 0.1%
       Southern Co.(c)..........................      4,165       153,522
                                                            -------------
       ELECTRIC UTILITIES - 0.8%
       Exelon Corp..............................      4,688       290,140
       FirstEnergy Corp.........................     22,501     1,356,810
       TXU Corp.................................     11,002       596,419
                                                            -------------
                                                                2,243,369
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Acuity Brands, Inc.(c)...................     17,600       915,904
       Solectron Corp.*.........................    183,280       590,162
       WESCO International, Inc.*...............     10,400       611,624
       Xerox Corp.*.............................     18,300       310,185
                                                            -------------
                                                                2,427,875
                                                            -------------

       ENERGY - 0.0%
       Enterprise GP Holdings L.P.(c)...........      2,000        73,940
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 0.4%
       Baker Hughes, Inc........................      7,461       557,038
       Rowan Companies, Inc.....................      2,900        96,280
       Schlumberger, Ltd........................      6,710       423,804
                                                            -------------
                                                                1,077,122
                                                            -------------
       FINANCIAL - DIVERSIFIED - 6.4%
       American Express Co......................      6,707       406,914
       Ameriprise Financial, Inc................     11,300       615,850
       Capital One Financial Corp...............      1,700       130,594
       CIT Group, Inc...........................      4,800       267,696
       Citigroup, Inc...........................     73,120     4,072,784
       Countrywide Financial Corp.(c)...........      5,700       241,965
       Fannie Mae...............................     14,834       880,991
       First Marblehead Corp. (The)(c)..........     10,200       557,430
       Freddie Mac..............................      3,064       208,045
       Goldman Sachs Group, Inc. (The)..........      7,398     1,474,791
       JPMorgan Chase & Co......................     58,216     2,811,833
       Lehman Brothers Holdings, Inc............      9,056       707,455
       Merrill Lynch & Co., Inc.................     14,637     1,362,705
       Morgan Stanley...........................     19,764     1,609,382
       Prudential Financial, Inc................      3,137       269,343
       Washington Mutual, Inc...................      5,300       241,097
       Wells Fargo & Co.........................     31,250     1,111,250
                                                            -------------
                                                               16,970,125
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      ----------------------------------------------------------------------

      FOOD & DRUG RETAILING - 0.7%
      Kraft Foods, Inc. - Class A(c)............     21,863 $     780,509
      Safeway, Inc.(c)..........................     27,700       957,312
      Walgreen Co...............................      5,596       256,801
                                                            -------------
                                                                1,994,622
                                                            -------------
      FOOD PRODUCTS - 0.1%
      Archer-Daniels-Midland Co.................     12,300       393,108
                                                            -------------
      FOOD RETAILERS - 0.2%
      Kroger Co. (The)..........................     25,400       585,978
                                                            -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Applera Corp..............................     30,200     1,108,038
      Johnson & Johnson.........................     16,225     1,071,174
      Medtronic, Inc............................      6,345       339,521
                                                            -------------
                                                                2,518,733
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.8%
      Aetna, Inc................................     16,704       721,279
      Humana, Inc.*.............................     14,726       814,495
      McKesson Corp.............................     14,300       725,010
      UnitedHealth Group, Inc...................     27,308     1,467,259
      WellPoint, Inc.*..........................     12,318       969,303
                                                            -------------
                                                                4,697,346
                                                            -------------
      HOMEBUILDERS - 0.2%
      NVR, Inc.*................................        700       451,500
                                                            -------------
      HOTELS, RESTAURANTS & LEISURE - 0.3%
      Brinker International, Inc................      8,250       248,820
      Darden Restaurants, Inc...................      2,900       116,493
      McDonald's Corp...........................     12,252       543,131
                                                            -------------
                                                                  908,444
                                                            -------------
      HOUSEHOLD DURABLES - 0.2%
      Koninklijke (Royal) Philips Electronics NV     14,800       556,184
                                                            -------------
      HOUSEHOLD PRODUCTS - 0.4%
      Kimberly-Clark Corp.......................         64         4,349
      Procter & Gamble Co. (The)................     17,469     1,122,732
                                                            -------------
                                                                1,127,081
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.4%
      3M Co.....................................      4,100       319,513
      General Electric Co.......................     59,180     2,202,088
      Reynolds American, Inc.(c)................     11,270       737,847
      Tyco International, Ltd...................     13,063       397,115
                                                            -------------
                                                                3,656,563
                                                            -------------
      INSURANCE - 3.7%
      Allstate Corp. (The)......................     10,159       661,452
      American International Group, Inc.........     31,085     2,227,551
      Chubb Corp. (The).........................     27,615     1,461,110
      CIGNA Corp................................      7,562       994,932
      Hartford Financial Services Group, Inc.
        (The)...................................      5,315       495,943

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       Lincoln National Corp...................     15,309 $   1,016,518
       Loews Corp..............................     28,100     1,165,307
       Manulife Financial Corp.................     20,900       706,211
       Philadelphia Consolidated Holding Corp.*      1,300        57,928
       Principal Financial Group, Inc..........      8,500       498,950
       St. Paul Travelers Cos., Inc. (The).....     11,900       638,911
                                                           -------------
                                                               9,924,813
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.7%
       eBay, Inc.*.............................      7,672       230,697
       Electronic Data Systems Corp............     19,050       524,827
       Google, Inc. - Class A*.................      1,800       828,864
       Sohu.com, Inc.*.........................      4,200       100,800
       Yahoo!, Inc.*...........................      7,555       192,955
                                                           -------------
                                                               1,878,143
                                                           -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.1%
       Mattel, Inc.............................     13,400       303,644
                                                           -------------
       MACHINERY - 0.4%
       Caterpillar, Inc........................     13,100       803,423
       Parker Hannifin Corp....................      3,300       253,704
       Timken Co. (The)........................      3,600       105,048
                                                           -------------
                                                               1,162,175
                                                           -------------
       MEDIA - 0.9%
       CBS Corp................................     20,300       632,954
       Comcast Corp. - Class A*................     14,766       625,045
       News Corp. - Class A....................     13,175       282,999
       Time Warner, Inc........................     24,973       543,912
       Walt Disney Co. (The)...................     12,456       426,867
                                                           -------------
                                                               2,511,777
                                                           -------------
       METALS & MINING - 1.2%
       Alcan, Inc..............................      2,800       136,472
       Allegheny Technologies, Inc.(c).........      7,100       643,828
       Commercial Metals Co....................     17,300       446,340
       Freeport-McMoRan Copper & Gold, Inc. -
         Class B...............................      5,100       284,223
       Nucor Corp..............................     23,566     1,288,118
       Reliance Steel & Aluminum Co.(c)........     11,300       444,994
                                                           -------------
                                                               3,243,975
                                                           -------------
       OIL & GAS - 6.3%
       Anadarko Petroleum Corp.................      9,138       397,686
       Chevron Corp............................     34,539     2,539,653
       ConocoPhillips..........................     29,279     2,106,624
       Devon Energy Corp.......................      8,203       550,257
       Exxon Mobil Corp........................     71,575     5,484,792
       Halliburton Co..........................     21,054       653,727
       Marathon Oil Corp.......................     10,410       962,925
       Occidental Petroleum Corp...............     18,694       912,828
       Petro-Canada............................     14,000       574,560
       Tidewater, Inc..........................      9,200       444,912

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                 SHARES        (NOTE 2)
       ---------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Transocean, Inc.*........................     16,552    $   1,338,891
       UGI Corp.................................      8,800          240,064
       Valero Energy Corp.......................     11,220          574,015
                                                               -------------
                                                                  16,780,934
                                                               -------------
       PERSONAL PRODUCTS - 0.1%
       Estee Lauder Companies, Inc. - Class A(c)      7,500          306,150
                                                               -------------
       PHARMACEUTICALS - 3.2%
       Abbott Laboratories......................      8,482          413,158
       Biovail Corp.............................     14,500          306,820
       Bristol-Myers Squibb Co..................     10,891          286,651
       Cephalon, Inc.*(c).......................      4,850          341,488
       Eli Lilly & Co...........................      6,379          332,346
       Endo Pharmaceuticals Holdings, Inc.*.....      8,500          234,430
       Forest Laboratories, Inc.*...............     14,900          753,940
       King Pharmaceuticals, Inc.*..............     43,600          694,112
       MedImmune, Inc.*.........................     32,400        1,048,788
       Merck & Co., Inc.........................     12,116          528,258
       Mylan Laboratories, Inc.(c)..............     29,700          592,812
       Pfizer, Inc..............................     59,943        1,552,524
       Schering-Plough Corp.....................      9,047          213,871
       Vertex Pharmaceuticals, Inc.*(c).........      1,100           41,162
       Watson Pharmaceuticals, Inc.*(c).........     24,600          640,338
       Wyeth....................................      8,256          420,396
                                                               -------------
                                                                   8,401,094
                                                               -------------
       REAL ESTATE - 0.8%
       Apartment Investment & Management Co.
         (REIT) - Class A.......................      6,500          364,130
       Boston Properties, Inc. (REIT)...........      6,280          702,606
       CB Richard Ellis Group, Inc. - Class A*..     18,100          600,920
       Host Hotels & Resorts, Inc. (REIT).......        400            9,820
       Weingarten Realty Investors..............      7,100          327,381
                                                               -------------
                                                                   2,004,857
                                                               -------------
       RETAIL - MULTILINE - 2.1%
       Costco Wholesale Corp....................      3,022          159,773
       CVS Corp.(c).............................     19,686          608,495
       J.C. Penney Co., Inc.(c).................     19,200        1,485,312
       Target Corp..............................     17,564        1,002,026
       Wal-Mart Stores, Inc.....................     48,395        2,234,881
                                                               -------------
                                                                   5,490,487
                                                               -------------
       RETAIL - SPECIALTY - 1.9%
       American Eagle Outfitters, Inc.(c).......     31,529          984,004
       Circuit City Stores, Inc.(c).............     16,200          307,476
       Home Depot, Inc. (The)...................     22,656          909,865
       Liz Claiborne, Inc.......................     11,160          485,014
       Lowe's Cos., Inc.........................     31,050          967,208
       Payless ShoeSource, Inc *................     13,700          449,634
       Ross Stores, Inc.........................     11,900          348,670
       Staples, Inc.............................     21,000          560,700
                                                               -------------
                                                                   5,012,571
                                                               -------------

      ----------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      ----------------------------------------------------------------------

      ROAD & RAIL - 1.0%
      Burlington Northern Santa Fe Corp.........     10,413 $     768,584
      Canadian National Railway Co..............     16,080       691,922
      CSX Corp..................................     22,282       767,169
      Union Pacific Corp........................      3,700       340,474
                                                            -------------
                                                                2,568,149
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.1%
      Applied Materials, Inc....................     12,000       221,400
      ASML Holding N.V.*(c).....................      4,600       113,298
      Integrated Device Technology, Inc.*.......     29,200       452,016
      Intel Corp................................     42,817       867,044
      Micron Technology, Inc.*..................     19,000       265,240
      Teradyne, Inc.*...........................     29,300       438,328
      Texas Instruments, Inc....................      8,384       241,459
      Varian Semiconductor Equipment Associates,
        Inc.*...................................      6,700       304,984
                                                            -------------
                                                                2,903,769
                                                            -------------
      SOFTWARE - 2.1%
      BMC Software, Inc.*.......................     27,900       898,380
      Compuware Corp.*..........................     93,000       774,690
      Microsoft Corp............................     84,807     2,532,337
      Oracle Corp.*.............................     52,266       895,839
      Sybase, Inc.*(c)..........................     16,721       413,009
                                                            -------------
                                                                5,514,255
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
      AT&T, Inc.................................     73,405     2,624,229
      BCE, Inc.*(c).............................      7,777       209,979
      Bell Aliant Regl Comm Inc. Fd Unit 144a...        616        14,242
      BellSouth Corp............................     16,099       758,424
      Corning, Inc.*............................     16,437       307,536
      Sprint Nextel Corp........................     15,558       293,891
      Verizon Communications, Inc...............     44,076     1,641,390
                                                            -------------
                                                                5,849,691
                                                            -------------
      TOBACCO - 0.4%
      Altria Group, Inc.........................     11,612       996,542
                                                            -------------
      Total Common Stocks
      (Cost $122,683,069)                                     147,394,705
                                                            -------------

      CONVERTIBLE PREFERRED STOCKS - 0.5%
      COMMERCIAL SERVICES & SUPPLIES - 0.1%
      United Rentals Trust I 6.500%, due
        08/01/28................................      3,958       193,942
                                                            -------------
      ELECTRIC UTILITIES - 0.1%
      NRG Energy, Inc. 4.000%(c)................        100       148,750
                                                            -------------
      ENTERTAINMENT & LEISURE - 0.1%
      Six Flags, Inc. 7.250%, due 08/15/09(c)...      8,800       198,000
                                                            -------------

      FINANCE - DIVERSIFIED - (0.1)%
      Doral Financial Corp. 4.750%..............        900        87,187
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - 0.1%
     Omnicare, Inc., Series B 4.000%, due
       06/15/33................................. $     4,800 $     257,952
                                                             -------------
     MEDIA - 0.1%
     Interpublic Group (IPG) - Class B 5.250%,
       (144A) (b)...............................         187       206,869
                                                             -------------
     REAL ESTATE - 0.1%
     Simon Property Group, Inc. (REIT)
       6.000%...................................       2,200       179,080
                                                             -------------
     Total Convertible Preferred Stocks
     (Cost $1,264,837)                                           1,271,780
                                                             -------------
     SHORT-TERM INVESTMENTS - 1.3%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 1.500% to
       be repurchased at $637,106 on 01/02/07
       collateralized by $565,000 U.S. Treasury
       Bond at 6.000% due 02/15/26 with a
       value of $651,861........................     637,000       637,000
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/29/06 at 1.500% to
       be repurchased at $127,021 on 01/02/07
       collateralized by $115,000 U.S Treasury
       Bond 6.000% due 02/15/26 with a value
       of $132,680..............................     127,000       127,000
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/29/06 at 2.550% to
       be repurchased at $2,636,747 on
       01/02/07 collateralized by $2,680,000
       FNMA 5.250% due 06/15/08 with a value
       of $2,690,050............................   2,636,000     2,636,000
                                                             -------------
     Total Short-Term Investments
     (Cost $3,400,000)                                           3,400,000
                                                             -------------

     TOTAL INVESTMENTS - 102.4%
     (Cost $246,978,138)                                       273,337,136
                                                             -------------

     Other Assets and Liabilities (net) - (2.4%)                (6,423,106)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 266,914,030
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $6,682,401 of net assets.

(c) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $62,629,679 and the collateral received consisted of cash in the amount of $63,959,191.

(d) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e) Zero coupon bond - Interest rate represents current yield to maturity.

(f) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(g) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

AIG - American International Guaranty

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $269,937,136
   Repurchase Agreements                                                    3,400,000
   Cash                                                                       578,373
   Collateral on securities on loan                                        63,959,191
   Receivable for investments sold                                          7,341,494
   Dividends receivable                                                       207,958
   Interest receivable                                                      1,182,087
                                                                         ------------
     Total assets                                                         346,606,239
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 15,266,334
     Trust shares redeemed                                                    142,151
     Unrealized depreciation on forward currency contracts (Note 7)            19,947
     Collateral on securities on loan                                      63,959,191
     Investment advisory fee payable (Note 3)                                 136,048
     Administration fee payable                                                 2,736
     Custodian and accounting fees payable                                     79,653
   Accrued expenses                                                            86,149
                                                                         ------------
     Total liabilities                                                     79,692,209
                                                                         ------------
NET ASSETS                                                               $266,914,030
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $212,885,802
   Accumulated net realized gain                                           21,050,787
   Unrealized appreciation on investments                                  26,338,974
   Undistributed net investment income                                      6,638,467
                                                                         ------------
     Total                                                               $266,914,030
                                                                         ============
NET ASSETS
   Class A                                                               $266,914,030
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 14,770,336
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      18.07
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $243,578,138

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                              $ 3,002,251
   Interest (2)                                                                 5,189,620
                                                                              -----------
       Total investment income                                                  8,191,871
                                                                              -----------
EXPENSES:
   Investment advisory fee (Note 3)                                             1,348,879
   Administration fees                                                             50,980
   Custody and accounting fees                                                    175,917
   Transfer agent fees                                                              8,008
   Audit                                                                           27,208
   Legal                                                                           32,723
   Trustee fees and expenses                                                       21,186
   Shareholder reporting                                                           29,745
   Insurance                                                                       42,682
   Other                                                                            4,504
                                                                              -----------
       Total expenses                                                           1,741,832
       Less broker commission recapture                                           (31,937)
                                                                              -----------
   Net expenses                                                                 1,709,895
                                                                              -----------
   Net investment income                                                        6,481,976
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                             21,787,498
       Foreign currency                                                               (94)
                                                                              -----------
          Net realized gain on investments and foreign currency                21,787,404
                                                                              -----------
   Net change in unrealized depreciation on:
       Investments                                                               (746,478)
                                                                              -----------
   Net change in unrealized depreciation on investments                          (746,478)
                                                                              -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                                21,040,926
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $27,522,902
                                                                              ===========

------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $     5,610
(2)Interest income includes net security lending income of:                        44,885

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  6,481,976  $  6,080,973
   Net realized gain on investments and foreign currency                   21,787,404     7,882,288
   Net change in unrealized depreciation on investments                      (746,478)   (3,633,959)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    27,522,902    10,329,302
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (6,069,158)      (45,070)
   From net realized gains
     Class A                                                               (8,233,117)   (1,756,536)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (14,302,275)   (1,801,606)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                2,095,842     5,388,198
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               14,302,275     1,801,606
   Cost of shares repurchased
     Class A                                                              (40,191,799)  (35,479,366)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (23,793,682)  (28,289,562)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                              (10,573,055)  (19,761,866)
   Net assets at beginning of period                                      277,487,085   297,248,951
                                                                         ------------  ------------
   Net assets at end of period                                           $266,914,030  $277,487,085
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  6,638,467  $  6,084,024
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                            CLASS A
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO                           ------------------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                          2006        2005      2004++   2003++   2002++
                                                                       -------     ------     ------     ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 17.20     $16.67     $15.72     $13.20  $15.55
                                                                       -------     ------     ------     ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.42 (a)   0.36 (a)   0.37 (a)   0.39    0.45
Net Realized/Unrealized Gain (Loss) on Investments....................    1.37       0.27       1.11 (a)   2.51   (1.79)
                                                                       -------     ------     ------     ------  ------
Total from Investment Operations......................................    1.79       0.63       1.48       2.90   (1.34)
                                                                       -------     ------     ------     ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.39)     (0.00)+    (0.39)     (0.38)  (0.92)
Distributions from Net Realized Capital Gains.........................   (0.53)     (0.10)     (0.14)        --   (0.09)
                                                                       -------     ------     ------     ------  ------
Total Distributions...................................................   (0.92)     (0.10)     (0.53)     (0.38)  (1.01)
                                                                       -------     ------     ------     ------  ------
NET ASSET VALUE, END OF PERIOD........................................ $ 18.07     $17.20     $16.67     $15.72  $13.20
                                                                       =======     ======     ======     ======  ======
TOTAL RETURN                                                             10.81%      3.84%      9.44%     21.98%  (8.60)%
Ratio of Expenses to Average Net Assets...............................    0.63%      0.61%      0.60%      0.59%   0.61 %
Ratio of Expenses to Average Net Assets Before Rebates................    0.65%      0.61%      0.61%      0.59%   0.61 %
Ratio of Net Investment Income to Average Net Assets..................    2.40%      2.15%      2.31%      2.64%   2.80 %
Portfolio Turnover Rate...............................................   171.9%      56.0%      64.0%      84.0%   39.0 %
Net Assets, End of Period (in millions)...............................   $266.9    $277.0     $297.0     $290.0  $251.0

+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Legg Mason Partners Managed Assets Portfolio (formerly Managed Assets Trust). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the Managed Assets Trust. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a separate advisory agreement with each of Batterymarch Financial Management, Inc., Western Asset Management Company and ClearBridge Advisors, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of each advisory agreement. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreements, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                              Management Fees
                                             earned by Manager
                                             for the year ended
Portfolio                                    December 31, 2006  % per annum Average Daily Assets
---------                                    ------------------ ----------- --------------------

Legg Mason Partners Managed Assets Portfolio     $1,348,879        0.50%            All

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by the Managed Assets Trust. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                    Maximum Expense Ratio
                                                    under current Expense
                                                    Limitation Agreement
                                                   ---------------------
      Portfolio                                    Class A Class B Class E
      ---------                                    ------- ------- -------

      Legg Mason Partners Managed Assets Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                    Shares Issued
                                                                       Through                 Net Decrease
                                             Beginning                Dividend      Shares      in Shares      Ending
                                              Shares    Shares Sold Reinvestment  Repurchased  Outstanding     Shares
-                                            ---------- ----------- ------------- -----------  ------------  ----------
Legg Mason Partners Managed Assets Portfolio

Class A
12/31/2006                                   16,134,334     120,528       847,793  (2,332,319)   (1,363,998) 14,770,336
12/31/2005                                   17,832,560     322,952       108,990  (2,130,168)   (1,698,226) 16,134,334

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                       Purchases                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S. Government Non-Government
                                             --------------- -------------- --------------- --------------

Legg Mason Partners Managed Assets Portfolio  $241,238,384    $221,356,815   $208,397,398    $266,289,687

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                               Federal       Gross         Gross
                                              Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                        Cost     Appreciation (Depreciation)  Appreciation
---------                                    ------------ ------------ -------------- --------------

Legg Mason Partners Managed Assets Portfolio $248,070,774 $29,766,967   $(4,500,529)   $25,266,438

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                    Value of    Value of
                                                   Securities  Collateral
                                                   ----------- -----------

      Legg Mason Partners Managed Assets Portfolio $62,629,679 $63,959,191

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2006, were as follows:

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                         Value at      In Exchange Net Unrealized
Settlement Date Contracts to Deliver December 31, 2006 for U.S. $   Depreciation
--------------- -------------------- ----------------- ----------- --------------

  02/07/2007      113,142,000 JPY        $955,415       $975,362      $(19,947)
                                                                      --------

                                                                      $(19,947)
                                                                      ========

JPY - Japanese Yen

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                              Ordinary Income   Long-Term Capital Gain         Total
                                             ------------------ ---------------------  ----------------------
                                                2006     2005      2006        2005       2006        2005
                                             ---------- ------- ----------  ---------- ----------- ----------

Legg Mason Partners Managed Assets Portfolio $6,683,640 $45,070 $7,618,635  $1,756,536 $14,302,275 $1,801,606

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal Income tax basis were as follows:

                                             Undistributed Undistributed     Net
                                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                Income         Gain      Appreciation   and Deferrals       Total
                                             ------------- ------------- ------------ ------------------ -----------

Legg Mason Partners Managed Assets Portfolio  $8,584,413    $20,177,530  $25,266,285         $--         $54,028,228

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Partners Managed Assets Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended
December 31, 2004 were audited by other auditors whose report, dated
February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(54)                 President       2002 to       President of Metropolitan Life Insurance
                                     present       Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations)

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(63)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           Since August  Since March 2006, Vice President,            N/A              N/A
(39)                 Compliance      2006          Corporate Ethics and Compliance
Metropolitan Life    Officer                       Department, MetLife, Inc.; (October
Insurance Company                                  2002-March 2006) Assistant Vice
One MetLife Plaza                                  President, MetLife Inc.; (July 2001-
27-01 Queens Plaza                                 October 2002), Assistant Compliance
North                                              Officer, MetLife, Inc.; Interim Chief
Long Island City,                                  Compliance Officer of the Trust
NY 11101                                           (November 2005-August 2006) and
                                                   Metropolitan Series Fund, Inc. and
                                                   Metropolitan Series Fund II (since
                                                   November 2005).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Legg Mason
                            Value Equity Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



ECONOMIC OVERVIEW & OUTLOOK

Defying fears of a collapse by the American consumer or a painful bursting of a housing bubble, U.S. equity markets marched higher in 2006, with the S&P 500(R) Index returning 15.79%, its fourth straight year of expansion. The Russell 2000(R) Index/1/ of small caps returned 18.37%, exceeding the S&P 500 large caps for the seventh time in eight years. From a style perspective, the Russell 1000(R) Growth Index/2/ returned 9.07% versus 22.25% for the Russell 1000(R) Value Index/3/, as growth stocks failed to meet the long-predicted promise of surpassing their traditional value counterparts.

Economic growth and corporate profits maintained a healthy pace throughout the year, and the Federal Reserve (the "Fed"), now under the stewardship of Chairman Ben Bernanke, raised its benchmark lending rate on four occasions until pausing at 5.25% in June, several months later than many had predicted at the year's outset. Notwithstanding continued vigilance by the Fed, inflation worries have thankfully begun to recede, evidenced by benign consumer and wholesale inflation index readings in November. We believe U.S. economic growth, softened by a downturn in the housing market, will slow to less than 3% in 2007. Given strong employment levels and healthy corporate profits, the likelihood of a recession remains remote, in our view.

While the year-end numbers may not show it, we also believe that during 2006 the U.S. equity markets witnessed an important "game change," evident since early August, as traditional growth stocks outperformed value, and large caps kept pace with smaller issues. We expect this shift to continue into 2007. Our U.S. equity market outlook for next year remains decidedly bullish, with expected equity returns in the mid-teens based on a favorable economic backdrop that should support healthy earnings growth and dividends, benign-to-supportive monetary policy, and attractive valuations that leave room for one to two points of multiple expansion.

PORTFOLIO OVERVIEW

For the year ended December 31, 2006, the Legg Mason Value Equity Portfolio Class B posted a total return of 6.58%, underperforming the 15.79% return of the benchmark S&P(R) 500 Index. Large stakes in weak-performing securities in the information technology, consumer discretionary, health care and telecommunication sectors were among the largest detractors from returns. Our absence from the strong-performing energy sector also weighed meaningfully on relative performance.

From an individual security perspective, eBay suffered after reporting unexpected slowing core auction growth, while capital-intensive investment plans from e-commerce leaders Expedia and Amazon.com were greeted by investors with disdain. A poorly timed entry into a basket of homebuilders stocks last fall was also a source of weakness, as home buyers cancelled orders and builders wrote-off land purchases made at uneconomical prices. In the health care sector, our longtime holdings in the managed care industry underperformed as UnitedHealth Group found itself at the center of the stock options "backdating" scandal, and Aetna and Health Net declined on concerns of irrational competition and rising costs. Technology firms Yahoo! and Dell and wireless telecom leader Sprint Nextel were plagued by company-specific execution issues. On the upside, AES Corp., Qwest Communications, DirecTV, Sears Holdings, JPMorgan Chase and IAC/InterActiveCorp climbed in spite of investor skepticism and low embedded expectations.

As fellow shareholders, we share in investors' dissatisfaction with Portfolio performance in 2006. We also recognize that periods of underperformance should not be unexpected for focused, low-turnover portfolios that are constructed to be significantly different from the benchmark. We continue to believe that our disciplined, fundamental, bottom-up, valuation-focused process will, over the long-term, produce competitive results, and we thank investors for their continued trust and confidence.

MARY CHRIS GAY
Portfolio Manager
LEGG MASON CAPITAL MANAGEMENT, INC.

--------
/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of the Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Tyco International, Ltd.                   5.10%
              ---------------------------------------------------
              AES Corp.                                  5.01%
              ---------------------------------------------------
              Sprint Nextel Corp.                        4.99%
              ---------------------------------------------------
              UnitedHealth Group, Inc.                   4.63%
              ---------------------------------------------------
              Amazon.com, Inc.                           4.46%
              ---------------------------------------------------
              Google, Inc.--Class A                      4.42%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       4.36%
              ---------------------------------------------------
              Sears Holdings Corp.                       3.95%
              ---------------------------------------------------
              Qwest Communications International, Inc.   3.92%
              ---------------------------------------------------
              Countrywide Financial Corp.                3.47%
              ---------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [Chart]

Communications               36.9%
Financials                   14.7%
Cyclical                     12.1%
Non-Cyclical                 12.0%
Industrials                  10.2%
Technology                    9.0%
Utilities                     5.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON VALUE EQUITY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY LEGG MASON CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 LEGG MASON VALUE EQUITY PORTFOLIO MANAGED BY
          LEGG MASON CAPITAL MANAGEMENT, INC. VS S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                   [CHART]


   Date             Fund              S&P
----------        -------          ---------
 11/1/2005        $10,000           $10,000
12/31/2005         10,650            10,382
12/31/2006         11,351            12,023




    -----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the year ended 12/31/06)
    -----------------------------------------------------------------
                                                        Cumulative
                                                      Return (for the
                                                       period ended
                            1 Year Since Inception/3/  12/31/06)/4/
    -----------------------------------------------------------------
    Legg Mason Value Equity
    Portfolio--Class A       6.83%      11.69%                --
--        Class B            6.58%      11.47%                --
          Class E              --           --             7.74%
    -----------------------------------------------------------------
- - S&P 500(R) Index/1/     15.79%      17.09%                --
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 10/31/05.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LEGG MASON VALUE EQUITY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,120.90        $3.96
  Hypothetical (5% return before expenses)     1,000.00      1,021.48         3.77
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,118.30         5.77
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.50
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,119.80         4.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.74% , 1.08% , and 0.87% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 99.1%
        AUTOMOBILES - 0.1%
        General Motors Corp..................    26,100 $       801,792
                                                        ---------------
        BUILDING PRODUCTS - 0.5%
        Masco Corp...........................   206,900       6,180,103
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 1.4%
        Waste Management, Inc................   126,900       4,666,113
        WPP Group Plc........................   780,606      10,574,513
                                                        ---------------
                                                             15,240,626
                                                        ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
        Cisco Systems, Inc.*.................   637,400      17,420,142
                                                        ---------------
        COMPUTERS & PERIPHERALS - 6.3%
        Dell, Inc.*..........................   726,300      18,222,867
        Hewlett-Packard Co...................   449,600      18,519,024
        International Business Machines Corp.   159,400      15,485,710
        Seagate Technology...................   663,300      17,577,450
                                                        ---------------
                                                             69,805,051
                                                        ---------------
        ELECTRIC UTILITIES - 5.0%
        AES Corp.*........................... 2,522,400      55,593,696
        Dynegy, Inc.*........................        59             427
                                                        ---------------
                                                             55,594,123
                                                        ---------------
        FINANCIAL - DIVERSIFIED - 12.3%
        Capital One Financial Corp...........   236,025      18,131,440
        Citigroup, Inc.......................   560,500      31,219,850
        Countrywide Financial Corp...........   906,600      38,485,170
        JPMorgan Chase & Co.................. 1,002,000      48,396,600
                                                        ---------------
                                                            136,233,060
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 10.3%
        Aetna, Inc...........................   859,500      37,113,210
        Health Net, Inc.*....................   525,500      25,570,830
        UnitedHealth Group, Inc..............   956,500      51,392,745
                                                        ---------------
                                                            114,076,785
                                                        ---------------
        HOUSEHOLD DURABLES - 4.3%
        Beazer Homes USA, Inc.(a)............   104,050       4,891,391
        Centex Corp..........................   324,150      18,239,920
        Pulte Homes, Inc.....................   562,400      18,626,688
        Ryland Group, Inc. (The)(a)..........   106,100       5,795,182
                                                        ---------------
                                                             47,553,181
                                                        ---------------
        INDUSTRIAL - DIVERSIFIED - 6.5%
        General Electric Co..................   424,700      15,803,087
        Tyco International, Ltd.............. 1,863,700      56,656,480
                                                        ---------------
                                                             72,459,567
                                                        ---------------
        INSURANCE - 2.3%
        American International Group, Inc....   355,050      25,442,883
                                                        ---------------
        INTERNET & CATALOG RETAIL - 1.9%
        Expedia, Inc.*....................... 1,017,500      21,347,150
                                                        ---------------

      --------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES - 17.4%
      Amazon.com, Inc.*.....................    1,253,400 $    49,459,164
      eBay, Inc.*...........................      957,800      28,801,046
      Google, Inc. - Class A*...............      106,500      49,041,120
      IAC/InterActiveCorp.*(a)..............      872,800      32,433,248
      Yahoo!, Inc.*.........................    1,314,700      33,577,438
                                                          ---------------
                                                              193,312,016
                                                          ---------------
      LEISURE EQUIPMENT & PRODUCTS - 2.6%
      Eastman Kodak Co.(a)..................    1,131,700      29,197,860
                                                          ---------------
      MEDIA - 5.6%
      DIRECTV Group, Inc. (The)*............    1,404,300      35,023,242
      Time Warner, Inc......................    1,256,600      27,368,748
                                                          ---------------
                                                               62,391,990
                                                          ---------------
      PHARMACEUTICALS - 1.6%
      Pfizer, Inc...........................      690,600      17,886,540
                                                          ---------------
      RETAIL - SPECIALTY - 6.3%
      Home Depot, Inc. (The)................      636,600      25,565,856
      Sears Holdings Corp.*.................      261,400      43,896,902
                                                          ---------------
                                                               69,462,758
                                                          ---------------
      SOFTWARE - 2.9%
      CA, Inc...............................      516,050      11,688,533
      Electronic Arts, Inc.*................      351,300      17,691,468
      Symantec Corp.*.......................      132,700       2,766,795
                                                          ---------------
                                                               32,146,796
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.9%
      Qwest Communications International,
        Inc.*(a)............................    5,196,700      43,496,379
      Sprint Nextel Corp....................    2,932,100      55,387,369
                                                          ---------------
                                                               98,883,748
                                                          ---------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.3%
      NIKE, Inc. - Class B..................      151,000      14,953,530
                                                          ---------------
      Total Common Stocks (Cost $1,008,636,223)             1,100,389,701
                                                          ---------------

      SHORT-TERM INVESTMENT - 1.0%
      State Street Bank and Trust Co.,
        Repurchase Agreement
        dated 12/29/06 at 3.400% to be
        repurchased at $11,302,268
        on 01/02/07 collateralized by
        $11,800,000 FNMA at 3.250% due
        02/15/09 with a value of $11,526,063
        (Cost $11,298,000).................. $ 11,298,000      11,298,000
                                                          ---------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $1,019,934,223)                                 1,111,687,701

      Other Assets and Liabilities (net) - (0.1)%              (1,524,329)
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 1,110,163,372
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $36,943,717 and the collateral received consisted of cash in the amount of $37,913,065.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LEGG MASON VALUE EQUITY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                             $1,100,389,701
   Repurchase Agreement                                            11,298,000
   Cash                                                                   272
   Collateral on securities on loan                                37,913,065
   Receivable for investments sold                                    490,608
   Receivable for Trust shares sold                                 1,381,463
   Dividends receivable                                               425,620
   Interest receivable                                                  3,201
                                                               --------------
     Total assets                                               1,151,901,930
                                                               --------------
LIABILITIES
   Payables for:
     Investments purchased                                          2,870,070
     Trust shares redeemed                                            133,975
     Distribution and services fees - Class B                          10,632
     Distribution and services fees - Class E                           3,046
     Collateral on securities on loan                              37,913,065
     Investment advisory fee payable (Note 3)                         586,803
     Administration fee payable                                        10,140
     Custodian and accounting fees payable                            122,005
   Accrued expenses                                                    88,822
                                                               --------------
     Total liabilities                                             41,738,558
                                                               --------------
NET ASSETS                                                     $1,110,163,372
                                                               ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                             $1,018,317,916
   Distributions in excess of net realized gain                       (37,514)
   Unrealized appreciation on investments and foreign
    currency                                                       91,753,419
   Undistributed net investment income                                129,551
                                                               --------------
     Total                                                     $1,110,163,372
                                                               ==============
NET ASSETS
   Class A                                                     $  972,660,336
                                                               ==============
   Class B                                                        113,479,486
                                                               ==============
   Class E                                                         24,023,550
                                                               ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                         87,202,671
                                                               ==============
   Class B                                                         10,182,546
                                                               ==============
   Class E                                                          2,153,830
                                                               ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                     $        11.15
                                                               ==============
   Class B                                                              11.14
                                                               ==============
   Class E                                                              11.15
                                                               ==============

------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement          $1,008,636,223

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

LEGG MASON VALUE EQUITY PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                           $ 5,419,608
   Interest (2)                                                759,067
                                                           -----------
       Total investment income                               6,178,675
                                                           -----------
EXPENSES:
   Investment advisory fee (Note 3)                          4,005,093
   Deferred Expense Reimbursement (Note 3)                     101,700
   Administration fees                                          80,380
   Custody and accounting fees                                 262,673
   Distribution fee - Class B                                  175,625
   Distribution fee - Class E                                   22,893
   Transfer agent fees                                          61,325
   Audit                                                        42,487
   Legal                                                        32,955
   Trustee fees and expenses                                     9,022
   Shareholder reporting                                       144,010
   Insurance                                                    11,353
   Other                                                           813
                                                           -----------
       Total expenses                                        4,950,329
       Less fees waived and expenses reimbursed
          by the manager                                       (54,098)
       Less broker commission recapture                        (79,052)
                                                           -----------
   Net expenses                                              4,817,179
                                                           -----------
   Net investment income                                     1,361,496
                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                          16,738,978
       Futures contracts                                     4,177,257
       Foreign currency                                         (9,357)
                                                           -----------
          Net realized gain on investments,
            futures contracts and foreign currency          20,906,878
                                                           -----------
   Net change in unrealized appreciation
       (depreciation) on:
       Investments                                          73,569,644
       Foreign currency                                           (151)
                                                           -----------
   Net change in unrealized appreciation on
       investments and foreign currency                     73,569,493
                                                           -----------
   Net realized and unrealized gain on
       investments, futures contracts and foreign
       currency                                             94,476,371
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                 $95,837,867
                                                           ===========

-----------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:         $       293
(2)Interest income includes net security lending
   income of:                                                    5,309

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LEGG MASON VALUE EQUITY PORTFOLIO

                                                       Year Ended     Year Ended
                                                      December 31,   December 31,
                                                          2006          2005*
                                                     --------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                      $    1,361,496   $     (384)
   Net realized gain on investments, futures
       contracts and foreign currency                    20,906,878          117
   Net change in unrealized appreciation on
       investments and foreign currency                  73,569,493      155,058
                                                     --------------   ----------
   Net increase in net assets resulting from
       operations                                        95,837,867      154,791
                                                     --------------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                             (1,365,072)          --
     Class B                                                     --           --
     Class E                                                (10,937)          --
   From net realized gains
     Class A                                            (18,100,772)          --
     Class B                                             (2,124,828)          --
     Class E                                               (448,691)          --
                                                     --------------   ----------
   Net decrease in net assets resulting from
       distributions                                    (22,050,300)          --
                                                     --------------   ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                            889,008,817    2,990,000
     Class B                                             63,574,342    4,925,411
     Class E                                              1,343,563           --
   Net asset value of shares issued through
       acquisition
     Class A                                             55,964,976           --
     Class B                                             51,850,624           --
     Class E                                             23,484,428           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             19,465,844           --
     Class B                                              2,124,828           --
     Class E                                                459,628           --
   Cost of shares repurchased
     Class A                                            (60,874,300)          --
     Class B                                            (15,556,894)     (11,780)
     Class E                                             (2,528,473)
                                                     --------------   ----------
   Net increase in net assets from capital share
       transactions                                   1,028,317,383    7,903,631
                                                     --------------   ----------
TOTAL INCREASE IN NET ASSETS                          1,102,104,950    8,058,422
   Net assets at beginning of period                      8,058,422           --
                                                     --------------   ----------
   Net assets at end of period                       $1,110,163,372   $8,058,422
                                                     ==============   ==========
   Net assets at end of period includes
       undistributed net investment income           $      129,551   $      146
                                                     ==============   ==========

  *  For the period 11/01/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                        CLASS A
LEGG MASON VALUE EQUITY PORTFOLIO                                                -----------------
                                                                                  FOR THE YEARS ENDED
                                                                                     DECEMBER 31,
                                                                                 -----------------
                                                                                    2006     2005(B)
                                                                                 ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................ $10.65     $10.00
                                                                                 ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...........................................................   0.03 (a)   0.00+(a)
Net Realized/Unrealized Gain on Investments.....................................   0.70       0.65
                                                                                 ------     ------
Total from Investment Operations................................................   0.73       0.65
                                                                                 ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................  (0.02)        --
Distributions from Net Realized Capital Gains...................................  (0.21)        --
                                                                                 ------     ------
Total Distributions.............................................................  (0.23)        --
                                                                                 ------     ------
NET ASSET VALUE, END OF PERIOD.................................................. $11.15     $10.65
                                                                                 ======     ======
TOTAL RETURN                                                                       6.83%      6.50%
Ratio of Expenses to Average Net Assets.........................................   0.72%      0.80%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........   0.74%(c)   8.27%*
Ratio of Net Investment Income to Average Net Assets............................   0.26%      0.08%*
Portfolio Turnover Rate.........................................................   38.7%       9.1%
Net Assets, End of Period (in millions)......................................... $972.7       $3.2

                                                                                        CLASS B
                                                                                 -----------------
                                                                                  FOR THE YEARS ENDED
                                                                                     DECEMBER 31,
                                                                                 -----------------
                                                                                    2006     2005(B)
                                                                                 ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................................ $10.65     $10.00
                                                                                 ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.............................................................  (0.01)(a)  (0.01)(a)
Net Realized/Unrealized Gain on Investments.....................................   0.71       0.66
                                                                                 ------     ------
Total from Investment Operations................................................   0.70       0.65
                                                                                 ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income............................................     --         --
Distributions from Net Realized Capital Gains...................................  (0.21)        --
                                                                                 ------     ------
Total Distributions.............................................................  (0.21)        --
                                                                                 ------     ------
NET ASSET VALUE, END OF PERIOD.................................................. $11.14     $10.65
                                                                                 ======     ======
TOTAL RETURN                                                                      6.58 %      6.50 %
Ratio of Expenses to Average Net Assets.........................................  1.05 %      1.05 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates........  1.06 %(c)   4.54 %*
Ratio of Net Investment Loss to Average Net Assets..............................  (0.09)%    (0.36)%*
Portfolio Turnover Rate.........................................................  38.7 %       9.1 %
Net Assets, End of Period (in millions)......................................... $113.5       $4.9

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2005.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                                              CLASS E
LEGG MASON VALUE EQUITY PORTFOLIO                                                          --------------
                                                                                           FOR THE PERIOD
                                                                                            DECEMBER 31,
                                                                                              2006(B)
                                                                                           --------------
NET ASSET VALUE, BEGINNING OF PERIOD......................................................     $10.55
                                                                                               ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.....................................................................       0.01 (a)
Net Realized/Unrealized Gain on Investments...............................................       0.81
                                                                                               ------
Total from Investment Operations..........................................................       0.82
                                                                                               ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................................................      (0.01)
Distributions from Net Realized Capital Gains.............................................      (0.21)
                                                                                               ------
Total Distributions.......................................................................      (0.22)
                                                                                               ------
NET ASSET VALUE, END OF PERIOD............................................................     $11.15
                                                                                               ======
TOTAL RETURN                                                                                     7.74%
Ratio of Expenses to Average Net Assets...................................................       0.86%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates..................       0.87%*(c)
Ratio of Net Investment Income to Average Net Assets......................................       0.12%*
Portfolio Turnover Rate...................................................................       38.7%
Net Assets, End of Period (in millions)...................................................     $ 24.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.
(c) Excludes effect of deferred expense reimbursement--see Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Legg Mason Value Equity Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Legg Mason Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                  for the year ended
Portfolio                         December 31, 2006  % per annum Average Daily Assets
---------                         ------------------ ----------- --------------------

Legg Mason Value Equity Portfolio     $4,005,093        0.65%     First $200 Million

                                                        0.63%     Over $200 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                              Maximum Expense Ratio
                                              under current Expense
                                              Limitation Agreement
                                             ----------------------
           Portfolio                         Class A Class B Class E
           ---------                         ------- ------- -------

           Legg Mason Value Equity Portfolio  0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the period January 1 through December 31, 2006:

                   Legg Mason Value Equity Portfolio $101,700

All prior subsidies have been repaid to the Manager.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                        Shares Issued   Shares Issued
                                                        in Connection      Through                Net Increase
                                  Beginning   Shares   with Acquisition   Dividend      Shares     in Shares     Ending
                                   Shares      Sold        (Note 8)     Reinvestment  Repurchased Outstanding    Shares
-                                 --------- ---------- ---------------- ------------- ----------- ------------ ----------

Legg Mason Value Equity Portfolio

 Class A
 12/31/2006                         299,000 85,556,091    5,304,737         1,731,838 (5,688,995)  86,903,671  87,202,671
 11/01/2005-12/31/2005                   --    299,000           --                --         --      299,000     299,000

 Class B
 12/31/2006                         457,402  6,088,981    4,919,414           189,210 (1,472,461)   9,725,144  10,182,546
 11/01/2005-12/31/2005                   --    458,482           --                       (1,080)     457,402     457,402

 Class E
 05/01/2006-12/31/2006                   --    127,826    2,226,012            40,892   (240,900)   2,153,830   2,153,830

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

Legg Mason Value Equity Portfolio       $--       $1,104,304,108       $--        $232,018,216

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
---------                         -------------- ------------ -------------- --------------

Legg Mason Value Equity Portfolio $1,022,918,561 $112,254,115  $(23,484,975)  $88,769,140

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                              Value of    Value of
                                             Securities  Collateral
                                             ----------- -----------

           Legg Mason Value Equity Portfolio $36,943,717 $37,913,065

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income Long Term Capital Gain      Total
                                  --------------- ---------------------- ----------------
                                     2006    2005    2006        2005       2006     2005
-                                 ---------- ----  -----------   ----    ----------- ----

Legg Mason Value Equity Portfolio $5,579,139 $--  $16,471,161    $--     $22,050,300 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforward
                                     Income         Gain      Appreciation   and Deferrals      Total
-                                 ------------- ------------- ------------ ----------------- -----------

Legg Mason Value Equity Portfolio  $2,783,791     $292,584    $88,769,081         $--        $91,845,456

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Legg Mason Value Equity Portfolio ("Value Equity") acquired all of the net assets of MFS Investors Trust Portfolio, a series of Metropolitan Series Fund, Inc., ("MFS Investors") pursuant to a plan of reorganization approved by MFS Investors shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 5,304,737 Class A shares of Value Equity (valued at $56.0 million) in exchange for the 5,954,932 Class A shares of MFS Investors, 4,919,414 Class B shares of Value Equity (valued at $51.9 million) in exchange for the 5,505,682 Class B shares of MFS Investors and 2,226,012 Class E shares of Value Equity (valued at $23.5 million) in exchange for the 2,496,689 Class E shares of MFS Investors. MFS Investors Class A net assets at that date ($56.0 million), including $7,451,570 of unrealized appreciation were combined with those of Value Equity Class A. MFS Investors Class B net assets at that date ($51.9 million), including $7,423,569 of unrealized appreciation were combined with those of Value Equity Class B. MFS Investors Class E net assets at that date ($23.5 million), including $3,153,729 of unrealized appreciation were combined with those of Value Equity Class E. The cost of securities acquired by Value Equity from MFS Investors was $113,318,381. The aggregate Class A net assets of Value Equity and MFS Investors immediately before the acquisition were $3,153,591 and $55,964,976, respectively. The aggregate Class A net assets of Value Equity immediately after the acquisition were $59,118,567. The aggregate Class B net assets of Value Equity and MFS Investors immediately before the acquisition were $29,399,561 and $51,850,624, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $81,250,185. The aggregate Class E net assets of Value Equity and MFS Investors immediately before the acquisition were $10,000 and $23,484,428, respectively. The aggregate Class B net assets of Value Equity immediately after the acquisition were $23,494,428.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Legg Mason Value Equity Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Value Equity Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from November 1, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Value Equity Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from November 1, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                 Loomis Sayles
                           Global Markets Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

EQUITY OVERVIEW

MARKET & ECONOMIC REVIEW AND OUTLOOK

The equity market finished strong in December to cap off a stellar year. For the month, the S&P 500 average rose 1.4% pushing the total year's return up to 15.8%. Year-end exuberance and a continued belief in a "Goldilocks" soft landing for the economy helped push stocks higher. At month's end, stocks were extended, market sentiment was approaching bullish extremes, but the market did not exhibit any of the signs that typically appear around market peaks.

Since the Portfolio's inception, May 1, 2006, the equities sleeve of the Portfolio underperformed its benchmark, the MSCI World Index/SM/, returning +4.1% versus +9.7% for the Index, as the Federal Reserve Board ("Fed") heavily influenced the markets mood for the second quarter, and the market as a whole reversed most of the gains it had achieved earlier in the year. However, the second half of the year proved to be more eventful than the first, as the Fed paused its long series of interest rate increases, oil prices fell and the market recognized that the slowing pace of the economy could ease inflation concerns. The equities sleeve of the Portfolio outperformed the Index in the fourth quarter, returning +11.6% versus +8.5% for the Index, due to strong contribution to return from the financials, consumer discretionary and technology sectors.

The outlook for the full year is encouraging. The economy has been coping with drags from the housing slowdown and the Fed's previous interest rate increases. Inflation has been under control, which could limit interest pressure on the market, and growth outside of the US looks strong. Broadly speaking, valuation levels have been fair, but underneath the averages there are a number of areas where we can see room for multiple expansions. The ever-present challenges to a healthy market (unexpected economic twists and turns, abrupt changes in investor sentiment or risk appetite, geopolitical events) remain, of course, but in the absence of such an event, we look for the market to expand at the higher end of our 5-10% forecast.

PORTFOLIO PERFORMANCE REVIEW

Two top contributors to performance, since inception, were ABB LTD., and PIRAEUS BANK. ABB, a global leader in power and automation technologies continued to benefit from new business activity throughout the world and strong growth in their Indian subsidiary. PIRAEUS BANK, a Greek commercial bank, saw its shares rise on the back of renewed speculation of further acquisitions in 2007 in both Greece and neighboring countries.

Leading detractors, since inception were QUALCOMM and CORNING. Shares of QUALCOMM fell after the company announced it would cut development and production of handsets using code division multiple access (CDMA) technology. CORNING'S LCD glass business was a bit weaker than anticipated this past year, and CORNING lowered LCD glass volume guidance based on reduced orders.
--------
/1/The Citigroup World Government Bond Index (WGBI) includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the Citigroup EMU Governments Index (EGBI) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

FIXED OVERVIEW

MARKET & ECONOMIC REVIEW AND OUTLOOK

Since the Portfolio's inception, May 1, 2006, the fixed income sleeve of the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index/1/ returning 4.81% versus 3.59% for the Index. At the total portfolio level, the Portfolio remained heavily tilted towards equities. The main drivers of fixed income performance gains were led by exposure to hard currency and local currency emerging markets, as well as the strength of non-US dollar currencies. Loomis expects that Fed policy will remain on hold through mid-year 2007 and we look for one and possibly two more rate hikes from the European Central Bank (ECB) by mid year, as the ECB responds to soaring M3 growth. In Japan, we remain optimistic on the economy, and still look for more real appreciation of non-Japan Asian currencies. The December bond sell-off pushed Euro-zone Treasury and US yields much nearer to our estimates of fair value, and we are adding to Euro duration and remain slightly longer US dollar duration relative to the benchmark.

PORTFOLIO PERFORMANCE REVIEW

Since the Portfolio's inception, most bond markets in the Portfolio had positive returns as yields fell globally. Softer economic growth in the US and falling oil prices led to a rally in the bond markets. Despite a weaker economic outlook, the corporate bond market performed well. In the US, both investment-grade and high yield corporate bonds outperformed Treasurys at the benchmark level. Short duration positions, particularly in the Japanese yen market, hurt performance relative to the benchmark. From a currency perspective, our overweight in Norwegian krone, Swedish krone, Colombian peso and Indonesian rupiah added to absolute and relative performance for the period. Our Japanese bonds position hurt performance from a local market standpoint.

Individual issue returns were driven by currency and specific issue performance. Top local currency performers included US dollar pay REPUBLIC OF COLOMBIA and REPUBLIC OF BRAZIL issues. The worst performer for the period was NORTHERN TELECOM CAPITAL as competition and pricing pressures continued for the telecom equipment manufacturer.

TEAM MANAGED

Mark B. Baribeau, CFA, a Vice President of Loomis Sayles, joined the firm in 1989. He is the Growth portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

Daniel J. Fuss, CFA, CIC, Executive Vice President, Vice Chairman and Director of Loomis Sayles has been with the firm since 1976. He is the portfolio manager of the domestic fixed income securities sector of the Portfolio.

Warren Koontz, CFA, a Vice President of Loomis Sayles, joined the firm in 1995. He is the Value portfolio manager of the domestic equity securities sector and international equity securities sector of the Portfolio.

David Rolley, CFA, Vice President of Loomis Sayles, has been with the firm since 1994. He is the portfolio manager of the international fixed income securities sector of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                        Percent of
              Description                               Net Assets
              ----------------------------------------------------
              ABB, Ltd.                                   2.28%
              ----------------------------------------------------
              America Movil S.A. de C.V.                  2.16%
              ----------------------------------------------------
              Piraeus Bank S.A.                           2.05%
              ----------------------------------------------------
              Cisco Systems, Inc.                         2.01%
              ----------------------------------------------------
              Lehman Brothers Holdings, Inc.              1.98%
              ----------------------------------------------------
              Google, Inc.--Class A                       1.94%
              ----------------------------------------------------
              Goldman Sachs Group, Inc. (The)             1.92%
              ----------------------------------------------------
              Roche Holdings AG                           1.78%
              ----------------------------------------------------
              Apple Computer, Inc.                        1.78%
              ----------------------------------------------------
              U.S. Treasury Note (4.500%, due 02/15/16)   1.74%
              ----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06
[Chart]
Financial                           23.5%
Communications                      17.7%
Consumer, Non-cyclical              12.5%
Consumer, Cyclical                  10.8%
Technology                           8.0%
Foreign Government                   7.9%
Industrial                           6.9%
US Government                        5.6%
Energy                               3.8%
Basic Materials                      2.8%
Utilities                            0.2%
Asset-Backed Securities              0.2%
Diversified                          0.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY LOOMIS, SAYLES & COMPANY, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO MANAGED BY
            LOOMIS, SAYLES & COMPANY, L.P. VS MSCI WORLD INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                              MSCI World
                Fund             Index
              --------        ----------
  5/1/2006     $10,000         $10,000
 6/30/2006       9,330           9,669
 9/30/2006       9,660          10,111
12/31/2006      10,466          10,967




    ------------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 12/31/06)
    ------------------------------------------------------------
                                       Since Inception/3/
    ------------------------------------------------------------
    Loomis Sayles Global Markets
--  Portfolio--Class A                        4.66%
    Class B                                   4.37%
    ------------------------------------------------------------
- - MSCI World Index/SM1/                     9.67%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,121.80        $4.71
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,121.10         6.15
  Hypothetical (5% return before expenses)     1,000.00      1,019.41         5.85
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR            VALUE
       DESCRIPTION                             AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       DOMESTIC BONDS & DEBT SECURITIES - 18.3%
       AEROSPACE & DEFENSE - 0.0%
       Embraer Overseas Ltd. 6.375%,
         due 01/24/17 (144A)(a)........... $       155,000 $      155,388
                                                           --------------
       APPAREL & TEXTILES - 0.2%
       Kellwood Co. 7.625%, due
         10/15/17.........................       1,250,000      1,148,750
                                                           --------------
       ASSET-BACKED SECURITIES - 0.3%
       Citibank Credit Card Issuance Trust
         5.375%, due 04/10/13(i)..........         600,000        826,016
       MBNA Credit Card Master Note
         4.150%, due 04/19/10(i)..........         665,000        875,263
                                                           --------------
                                                                1,701,279
                                                           --------------
       AUTO COMPONENTS - 0.2%
       Goodyear Tire & Rubber Co. 7.000%,
         due 03/15/28.....................         978,000        836,190
                                                           --------------
       AUTOMOTIVE LOANS - 0.4%
       Ford Motor Credit Co. 8.625%, due
         11/01/10.........................       2,000,000      2,058,712
                                                           --------------
       BUILDING MATERIALS - 0.1%
       Owens Corning, Inc.
        6.500%, due 12/01/16
          (144A)(a).......................          90,000         91,591
        7.000%, due 12/01/36
          (144A)(a).......................         140,000        141,817
       USG Corp. 6.300%, due
         11/15/16 (144A)(a)...............         195,000        193,643
                                                           --------------
                                                                  427,051
                                                           --------------
       CHEMICALS - 0.3%
       Hercules, Inc. 6.500%, due
         06/30/29.........................          10,000          8,600
       LPG International, Inc. 7.250%, due
         12/20/15.........................       1,465,000      1,479,650
                                                           --------------
                                                                1,488,250
                                                           --------------
       ELECTRIC - 0.2%
       Empresa Nacional de Electricidad
         S.A. 8.350%, due 08/01/13(b).....         910,000      1,033,765
                                                           --------------
       ENERGY - 1.1%
       El Paso Corp. 6.950%, due
         06/01/28.........................           5,000          5,000
       Kinder Morgan Finance Co.
        5.700%, due 01/05/16..............         140,000        128,672
        6.400%, due 01/05/36..............         150,000        134,148
       Kinder Morgan, Inc. 5.150%, due
         03/01/15.........................          45,000         40,444
       KN Capital Trust III 7.630%, due
         04/15/28(b)......................           5,000          4,658

       -----------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       ENERGY - CONTINUED
       NGC Corp. Capital Trust - Series B
         8.316%, due 06/01/27............ $       540,000 $      513,000
       Tennessee Gas Pipeline Co. 7.000%,
         due 10/15/28....................       4,635,000      4,917,169
                                                          --------------
                                                               5,743,091
                                                          --------------
       FINANCIAL - DIVERSIFIED - 0.7%
       BNP Paribas S.A. 7.849%, due
         06/13/11(c)(k)..................   8,241,755,000        624,013
       Goldman Sachs Co. 3.963%, due
         05/23/16(i).....................         650,000        857,251
       Morgan Stanley 5.375%, due
         11/14/13(j).....................         510,000        989,621
       Ranhill Labuan, Ltd. 12.500%, due
         10/26/11 (144A)(a)(b)...........         255,000        251,812
       SLM Corp. 6.500%, due
         06/15/10(o).....................       1,500,000      1,028,663
                                                          --------------
                                                               3,751,360
                                                          --------------
       FOOD & DRUG RETAILING - 1.2%
       Albertson's, Inc. 7.450%, due
         08/01/29(b).....................       5,470,000      5,371,535
       JBS S.A. 10.500%, due 08/04/16
         (144A)(a).......................         900,000        958,500
                                                          --------------
                                                               6,330,035
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 0.9%
       HCA, Inc.
        8.360%, due 04/15/24.............          60,000         53,089
        7.690%, due 06/15/25.............         210,000        174,867
        7.500%, due 12/15/23-11/06/33....       4,825,000      3,956,404
        6.500%, due 02/15/16.............         245,000        207,638
        7.580%, due 09/15/25.............         580,000        474,830
        7.050%, due 12/01/27.............          60,000         45,458
        7.750%, due 07/15/36.............          45,000         36,314
                                                          --------------
                                                               4,948,600
                                                          --------------
       HOMEBUILDERS - 1.0%
       Desarrolladora Homex S.A. de C.V.
         7.500%, due 09/28/15............         985,000      1,009,625
       K Hovnanian Enterprises, Inc.
         6.250%, due 01/15/16............       1,000,000        945,000
       Pulte Homes, Inc.
        6.375%, due 05/15/33(b)..........       1,565,000      1,465,658
        6.000%, due 02/15/35.............       1,900,000      1,743,583
                                                          --------------
                                                               5,163,866
                                                          --------------
       INDUSTRIAL - DIVERSIFIED - 0.8%
       Borden, Inc.
        8.375%, due 04/15/16.............       3,030,000      2,651,250
        9.200%, due 03/15/21.............       1,910,000      1,699,900
        7.875%, due 02/15/23.............          60,000         48,300
                                                          --------------
                                                               4,399,450
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                  PAR            VALUE
      DESCRIPTION                              AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - 0.0%
      Time Warner, Inc. 6.500%, due
        11/15/36.......................... $        45,000 $       44,936
                                                           --------------
      METALS & MINING - 0.2%
      CSN Islands IX Corp. 10.500%, due
        01/15/15 (144A)(a)................         775,000        906,750
      Vale Overseas, Ltd. 6.875%, due
        11/21/36..........................         300,000        307,694
                                                           --------------
                                                                1,214,444
                                                           --------------
      MULTI-NATIONAL - 0.5%
      Inter-American Development Bank
        1.900%, due 07/08/09(l)...........      19,000,000        164,028
      International Bank for
        Reconstruction & Development
        2.000%, due 02/18/08(l)...........     322,000,000      2,743,053
                                                           --------------
                                                                2,907,081
                                                           --------------
      OIL & GAS - 0.0%
      Colorado Interstate Gas Co. 6.800%,
        due 11/15/15......................           5,000          5,199
                                                           --------------
      OIL & GAS EXPLORATION & PRODUCTION - 0.7%
      Anadarko Petroleum Corp.
       5.950%, due 09/15/16...............         395,000        396,550
       6.450%, due 09/15/36...............         290,000        293,044
      Cerro Negro Finance, Ltd. 7.900%,
        due 12/01/20 (144A)(a)............         785,000        765,375
      Chesapeake Energy Corp.
       6.500%, due 08/15/17...............         155,000        152,287
       6.875%, due 11/15/20...............         530,000        523,375
      Pemex Project Funding Master Trust
        5.750%, due 12/15/15(b)...........         900,000        894,825
      Petrozuata Finance, Inc. 8.220%, due
        04/01/17 (144A)(a)................         735,000        736,837
                                                           --------------
                                                                3,762,293
                                                           --------------
      PAPER & FOREST PRODUCTS - 1.1%
      Advance Agro Public Co. 11.000%,
        due 12/19/12 (144A)(a)............         825,000        862,125
      Georgia-Pacific Corp.
       8.000%, due 01/15/24...............         595,000        606,900
       7.375%, due 12/01/25...............         415,000        406,700
       7.250%, due 06/01/28...............         120,000        117,000
       7.750%, due 11/15/29...............       1,995,000      1,999,987
       8.875%, due 05/15/31...............       1,735,000      1,843,438
                                                           --------------
                                                                5,836,150
                                                           --------------
      SOFTWARE - 0.2%
      Hanarotelecom, Inc. 7.000%, due
        02/01/12 (144A)(a)................         965,000        968,637
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.7%
       Excelcomindo Finance Co. BV
         7.125%, due 01/18/13
         (144A)(a)....................... $       955,000 $      964,550
       France Telecom S.A. 3.625%, due
         10/14/15(b)(i)..................         355,000        434,682
       GTE Corp. 6.940%, due 04/15/28....          55,000         57,663
       New England Telephone and
         Telegraph Co. 7.875%, due
         11/15/29........................         415,000        452,794
       Northern Telecom Capital 7.875%,
         due 06/15/26....................         960,000        864,000
       Qwest Capital Funding, Inc.
        6.500%, due 11/15/18.............         740,000        691,900
        7.625%, due 08/03/21(b)..........         520,000        514,800
        6.875%, due 07/15/28(b)..........         805,000        739,594
        7.750%, due 02/15/31.............       1,400,000      1,380,761
       Qwest Corp. 6.875%, due
         09/15/33(b).....................         590,000        566,400
       Rogers Wireless, Inc. 7.625%, due
         12/15/11(g).....................         985,000        932,935
       Shaw Communications, Inc. 6.150%,
         due 05/09/16(g).................       1,070,000        919,205
       Telefonica Emisones SAU 6.421%,
         due 06/20/16....................         660,000        682,072
       Telestra Corp., Ltd. 6.250%, due
         11/15/13(f).....................       1,265,000        958,259
       Verizon Communications 5.850%,
         due 09/15/35....................         390,000        374,787
       Verizon Maryland, Inc. 5.125%, due
         06/15/33........................         130,000        106,647
       Verizon New York, Inc. - Series B
         7.375%, due 04/01/32............       3,400,000      3,520,734
                                                          --------------
                                                              14,161,783
                                                          --------------
       TRANSPORTATION - 0.1%
       Stena AB 7.500%, due 11/01/13.....         715,000        709,637
                                                          --------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.4%
       Federal Home Loan Mortgage Corp.
         5.125%, due 01/15/12(i).........       1,400,000      1,935,769
       Federal National Mortgage Assoc.
         1.750%, due 03/26/08(l).........     180,000,000      1,532,482
       U. S. Treasury Note 4.625%, due
         02/29/08........................       9,340,000      9,301,326
       U.S. Treasury Bond
        4.500%, due 02/15/16-
          02/15/36(b)....................      10,525,000     10,324,286
        5.375%, due 02/15/31.............       4,185,000      4,484,165
       U.S. Treasury Inflation Index Bond
         2.000%, due 01/15/26(b).........       1,098,662      1,033,602
                                                          --------------
                                                              28,611,630
                                                          --------------
       Total Domestic Bonds & Debt Securities
       (Cost $95,408,480)                                     97,407,577
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                              PAR            VALUE
        DESCRIPTION                          AMOUNT         (NOTE 2)
        ---------------------------------------------------------------

        FOREIGN BONDS & DEBT SECURITIES - 9.8%
        ARGENTINA - 0.3%
        Argentina Bonos
         5.590%, due 08/03/12(d)........ $       540,000 $      392,040
         2.000%, due 09/30/14(e)........       2,820,000      1,011,659
                                                         --------------
                                                              1,403,699
                                                         --------------
        COLOMBIA - 0.6%
        Colombia Government
          International Bond
         11.750%, due 03/01/10(h).......     489,000,000        235,696
         12.000%, due 10/22/15(h).......   5,179,000,000      2,741,477
         8.125%, due 05/21/24(b)........         230,000        266,800
        Republic of Colombia 7.375%, due
          01/27/17......................         115,000        123,912
                                                         --------------
                                                              3,367,885
                                                         --------------
        GERMANY - 1.4%
        Bundesrepublik Deutschland
          4.000%, due 01/04/37(i).......         815,000      1,067,193
        Eurohypo AG Europaische
          Hypothekenbank der Deutschen
          Bank 4.000%, due
          02/01/07(i)...................       1,470,000      1,939,770
        Hypothekenbank in Essen AG
          5.250%, due 01/22/08(i).......       1,440,000      1,925,217
        Kreditanstalt fuer Wiederaufbau
          2.500%, due 10/11/10(i).......         675,000        846,378
        Muenchener Hypothekenbank
          5.000%, due 01/16/12(i).......       1,405,000      1,931,888
                                                         --------------
                                                              7,710,446
                                                         --------------
        IRELAND - 1.7%
        Depfa ACS Bank 0.750%, due
          09/22/08(l)...................     420,000,000      3,530,185
        Ireland Government Bond 4.600%,
          due 04/18/16(i)...............       3,850,000      5,323,715
                                                         --------------
                                                              8,853,900
                                                         --------------
        JAPAN - 1.2%
        Japan Government Two Year Bond
          0.200%, due 09/20/07(l).......     420,000,000      3,518,169
        Oesterreichische Kontrollbank AG
          1.800%, due 03/22/10(l).......     315,000,000      2,719,017
                                                         --------------
                                                              6,237,186
                                                         --------------
        MEXICO - 0.7%
        America Movil S.A. de C.V.
         5.500%, due 03/01/14...........         755,000        739,916
         9.000%, due 01/15/16(m)........       5,100,000        506,435
        Mexican Bonos
         9.000%, due 12/20/12(m)........       7,000,000        699,255
         8.000%, due 12/17/15(m)........      19,500,000      1,870,559
                                                         --------------
                                                              3,816,165
                                                         --------------

      -------------------------------------------------------------------
      SECURITY                                  PAR            VALUE
      DESCRIPTION                              AMOUNT         (NOTE 2)
      -------------------------------------------------------------------

      NORWAY - 0.9%
      Government of Norway
       5.500%, due 05/15/09(n)............ $    15,150,000 $    2,493,960
       6.000%, due 05/16/11(n)............       2,035,000        347,425
      Norway Government Bond 5.000%,
        due 05/15/15(n)...................      12,260,000      2,051,635
                                                           --------------
                                                                4,893,020
                                                           --------------
      PERU - 0.3%
      Peru Government International Bond
        5.000%, due 03/07/17..............       1,708,800      1,695,984
                                                           --------------
      SINGAPORE - 1.1%
      Singapore Government Bond
        4.625%, due 07/01/10(q)...........       8,445,000      5,799,218
                                                           --------------
      SOUTH AFRICA - 0.6%
      Republic of South Africa 4.500%, due
        04/05/16(i).......................       1,520,000      1,970,491
      South Africa Government Bond
        13.000%, due 08/31/10.............       7,975,000      1,301,484
                                                           --------------
                                                                3,271,975
                                                           --------------
      SWEDEN - 0.4%
      Kingdom of Sweden 5.250%, due
        03/15/11(p).......................       6,460,000        996,797
      Sweden Government Bond 6.500%,
        due 05/05/08(p)...................       6,485,000        983,202
                                                           --------------
                                                                1,979,999
                                                           --------------
      UNITED KINGDOM - 0.5%
      BSkyB Finance UK Plc 5.750%, due
        10/20/17(j).......................         510,000        974,847
      United Kingdom Gilt
       6.250%, due 11/25/10(j)............         285,000        581,425
       5.000%, due 03/07/12(j)............         485,000        951,066
       4.250%, due 03/07/36(j)............         215,000        424,226
                                                           --------------
                                                                2,931,564
                                                           --------------
      URUGUAY - 0.1%
      Republic of Uruguay 8.000%, due
        11/18/22..........................         475,000        541,500
                                                           --------------
      Total Foreign Bonds & Debt Securities
      (Cost $51,716,341)                                       52,502,541
                                                           --------------

      CONVERTIBLE BONDS - 0.8%
      ELECTRONICS - 0.0%
      Avnet, Inc. 2.000%, due 03/15/34....         140,000        141,575
                                                           --------------
      PHARMACEUTICALS - 0.4%
      Enzon Pharmaceuticals, Inc. 4.500%,
        due 07/01/08......................       1,000,000        965,000
      Valeant Pharmaceuticals 3.000%,
        due 08/16/10......................       1,150,000      1,109,750
                                                           --------------
                                                                2,074,750
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                          SHARES/PAR        VALUE
         DESCRIPTION                         AMOUNT         (NOTE 2)
         --------------------------------------------------------------

         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
         Level 3 Communications, Inc.
          6.000%, due 09/15/09.......... $       540,000 $      504,900
          2.875%, due 07/15/10..........       1,310,000      1,380,413
                                                         --------------
                                                              1,885,313
                                                         --------------
         Total Convertible Bonds
         (Cost $3,812,260)                                    4,101,638
                                                         --------------

         COMMON STOCKS - 67.2%
         AUTOMOBILES - 1.2%
         Toyota Motor Corp..............          94,700      6,210,759
                                                         --------------
         BANKS - 4.9%
         Anglo Irish Bank Corp. Plc.....         391,960      8,092,604
         Bank of America Corp...........         134,750      7,194,302
         Piraeus Bank S.A...............         340,018     10,953,082
                                                         --------------
                                                             26,239,988
                                                         --------------
         BEVERAGES - 1.6%
         Heineken N.V...................         175,925      8,356,328
                                                         --------------
         BIOTECHNOLOGY - 2.3%
         Actelion, Ltd.*................          28,275      6,213,838
         Gilead Sciences, Inc.*.........          92,785      6,024,530
                                                         --------------
                                                             12,238,368
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 2.9%
         Capita Group Plc...............         700,810      8,329,721
         Randstad Holdings N.V..........         102,650      7,064,140
                                                         --------------
                                                             15,393,861
                                                         --------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.0%
         Cisco Systems, Inc.*...........         392,535     10,727,982
                                                         --------------
         COMPUTERS & PERIPHERALS - 4.7%
         Apple Computer, Inc.*..........         111,645      9,471,962
         Hewlett-Packard Co.............         197,405      8,131,112
         Network Appliance, Inc.*.......         189,125      7,428,830
                                                         --------------
                                                             25,031,904
                                                         --------------
         ELECTRICAL EQUIPMENT & SERVICES - 2.3%
         ABB, Ltd.(b)...................         678,950     12,137,448
                                                         --------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
         Ibiden Co., Ltd................          87,700      4,429,050
         Sony Corp. (ADR)...............          81,550      3,492,787
                                                         --------------
                                                              7,921,837
                                                         --------------
         ENERGY EQUIPMENT & SERVICES - 1.7%
         Schlumberger, Ltd..............          51,475      3,251,161
         Tenaris S.A. (ADR).............         118,675      5,920,696
                                                         --------------
                                                              9,171,857
                                                         --------------
         FINANCIAL - DIVERSIFIED - 9.3%
         Chicago Merchantile Exchange
           Holdings, Inc................          14,395      7,337,851
         Goldman Sachs Group, Inc. (The)          51,250     10,216,688
         Lehman Brothers Holdings, Inc..         135,420     10,579,010
         Man Group Plc..................         745,300      7,626,313

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                            SHARES        (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - CONTINUED
        ORIX Corp.(b).....................         11,320 $    3,284,205
        Prudential Financial, Inc.........         61,000      5,237,460
        UBS AG............................         86,245      5,216,786
                                                          --------------
                                                              49,498,313
                                                          --------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.0%
        Johnson & Johnson.................         77,275      5,101,696
                                                          --------------
        HOTELS, RESTAURANTS & LEISURE - 1.7%
        Las Vegas Sands Corp.*(b).........         54,850      4,907,978
        McDonald's Corp...................         91,325      4,048,437
                                                          --------------
                                                               8,956,415
                                                          --------------
        INTERNET SOFTWARE & SERVICES - 3.1%
        Akamai Technologies, Inc.*(b).....        120,225      6,386,352
        Google, Inc. - Class A*...........         22,440     10,333,171
        Monster Worldwide, Inc.*..........              5            233
                                                          --------------
                                                              16,719,756
                                                          --------------
        MEDIA - 2.1%
        Comcast Corp. - Class A*(b).......        150,625      6,375,956
        News Corp. - Class B(b)...........        227,770      5,070,160
                                                          --------------
                                                              11,446,116
                                                          --------------
        METALS & MINING - 1.5%
        Precision Castparts Corp..........        103,675      8,115,679
                                                          --------------
        OIL & GAS - 1.3%
        Exxon Mobil Corp..................         58,850      4,509,676
        Ultra Petroleum Corp.*(b).........         50,195      2,396,811
                                                          --------------
                                                               6,906,487
                                                          --------------
        PHARMACEUTICALS - 1.8%
        Roche Holdings AG.................         53,045      9,481,921
                                                          --------------
        REAL ESTATE - 4.7%
        CB Richard Ellis Group, Inc.
          - Class A*......................        274,525      9,114,230
        China Overseas Land & Investment,
          Ltd.............................      3,476,000      4,661,349
        Keppel Land, Ltd.(b)..............      1,282,000      5,764,386
        Sumitomo Realty & Development Co.,
          Ltd.(b).........................        170,000      5,466,461
                                                          --------------
                                                              25,006,426
                                                          --------------
        RETAIL - MULTILINE - 2.9%
        CVS Corp..........................        235,525      7,280,078
        Marks & Spencer Group Plc.........        569,355      7,975,659
                                                          --------------
                                                              15,255,737
                                                          --------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
        NVIDIA Corp.*.....................        148,700      5,503,387
                                                          --------------
        SOFTWARE - 3.5%
        BEA Systems, Inc.*................        318,225      4,003,271
        Nintendo Co., Ltd.................         30,700      7,958,075
        Oracle Corp.*.....................        375,525      6,436,498
                                                          --------------
                                                              18,397,844
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
    BellSouth Corp..........................        108,075 $    5,091,413
    Garmin, Ltd.(b).........................        100,250      5,579,915
    KT Corp. (ADR)*.........................        133,225      3,377,254
    Telefonaktiebolaget LM
      Ericsson (ADR)........................        131,925      5,307,343
                                                            --------------
                                                                19,355,925
                                                            --------------
    TELECOMMUNICATION SERVICES - WIRELESS - 3.5%
    America Movil S.A. de C.V...............      5,105,400     11,514,980
    China Mobile (Hong Kong), Ltd...........        852,400      7,384,732
                                                            --------------
                                                                18,899,712
                                                            --------------
    TEXTILES, APPAREL & LUXURY GOODS - 1.1%
    Puma AG Rudolf Dassler Sport............         15,525      6,055,249
                                                            --------------
    Total Common Stocks
    (Cost $312,443,838)                                        358,130,995
                                                            --------------

    SHORT-TERM INVESTMENT - 5.2%
    State Street Bank and Trust Co.,
      Repurchase Agreement dated 12/29/06
      at 3.400% to be repurchased at
      $27,886,531 on 01/02/07 collateralized
      by $28,330,000 FNMA at 5.250% due
      06/15/08 with a value of $28,436,238.
      (Cost $27,876,000)....................    $27,876,000     27,876,000
                                                            --------------

    TOTAL INVESTMENTS - 101.3%
    (Cost $491,256,919)                                        540,018,751

    Other Assets and Liabilities (net) - (1.3%)                 (6,739,177)
                                                            --------------

    TOTAL NET ASSETS - 100.0%                               $  533,279,574
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $6,997,025 of net assets.

(b) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $52,092,748 and the collateral received consisted of cash in the amount of $53,514,143.

(c) Zero coupon bond - Interest rate represents current yield to maturity.

(d) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(e) Par shown in Argentina Peso. Value is shown in USD.

(f) Par shown in Australian Dollar. Value is shown in USD.

(g) Par shown in Canadian Dollar. Value is shown in USD.

(h) Par shown in Colombian Peso. Value is shown in USD.

(i) Par shown in Euro. Value is shown in USD.

(j) Par shown in Pound Sterling. Value is shown in USD.

(k) Par shown in Indonesian Rupiah. Value is shown in USD.

(l) Par shown in Japanese Yen. Value is shown in USD.

(m) Par shown in Mexican Peso. Value is shown in USD.

(n) Par shown in Norwegian Krone. Value is shown in USD.

(o) Par shown in New Zealand Dollar. Value is shown in USD.

(p) Par shown in Swedish Krona. Value is shown in USD.

(q) Par shown in Singapore Dollar. Value is shown in USD.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $512,142,751
   Repurchase Agreement                                                    27,876,000
   Cash                                                                           695
   Cash denominated in foreign currencies**                                 1,274,587
   Collateral on securities on loan                                        53,514,143
   Receivable for Trust shares sold                                           718,416
   Dividends receivable                                                       155,670
   Interest receivable                                                      2,998,213
                                                                         ------------
     Total assets                                                         598,680,475
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 11,188,887
     Trust shares redeemed                                                        145
     Unrealized depreciation on forward currency contracts (Note 7)           129,812
     Distribution and services fees - Class B                                   1,925
     Collateral on securities on loan                                      53,514,143
     Investment advisory fee payable (Note 3)                                 309,713
     Administration fee payable                                                 5,181
     Custodian and accounting fees payable                                    211,655
   Accrued expenses                                                            39,440
                                                                         ------------
     Total liabilities                                                     65,400,901
                                                                         ------------
NET ASSETS                                                               $533,279,574
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $511,670,539
   Distributions in excess of net realized gain                           (26,999,594)
   Unrealized appreciation on investments and foreign currency             48,679,610
   Distributions in excess of net investment income                           (70,981)
                                                                         ------------
     Total                                                               $533,279,574
                                                                         ============
NET ASSETS
   Class A                                                               $523,480,707
                                                                         ============
   Class B                                                                  9,798,867
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 50,543,063
                                                                         ============
   Class B                                                                    947,535
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      10.36
                                                                         ============
   Class B                                                                      10.34
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $463,380,919
**Cost of cash denominated in foreign currencies                            1,273,839


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $  2,136,909
   Interest (2)                                                                  5,510,370
                                                                              ------------
       Total investment income                                                   7,647,279
                                                                              ------------
EXPENSES:
   Investment advisory fee (Note 3)                                              2,059,460
   Administration fees                                                              38,346
   Custody and accounting fees                                                     401,591
   Distribution fee - Class B                                                        8,117
   Transfer agent fees                                                              10,724
   Audit                                                                            28,737
   Legal                                                                            24,991
   Trustee fees and expenses                                                         7,801
   Shareholder reporting                                                            14,113
   Insurance                                                                         5,984
   Organizational expense                                                            1,999
   Other                                                                             1,936
                                                                              ------------
       Total expenses                                                            2,603,799
       Less broker commission recapture                                            (21,114)
                                                                              ------------
   Net expenses                                                                  2,582,685
                                                                              ------------
   Net investment income                                                         5,064,594
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                             (27,763,573)
       Futures contracts                                                         1,012,578
       Foreign currency                                                             (8,706)
                                                                              ------------
          Net realized loss on investments, futures contracts and
            foreign currency                                                   (26,759,701)
                                                                              ------------
   Net change in unrealized appreciation on:
       Investments                                                              48,678,862
       Foreign currency                                                                748
                                                                              ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                                 48,679,610
                                                                              ------------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                     21,919,909
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 26,984,503
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $     22,294
(2)Interest income includes net security lending income of:                   $     29,579

*  For the period 05/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

                                                                         Period Ended
                                                                         December 31,
                                                                            2006*
                                                                         -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  5,064,594
   Net realized loss on investments, futures contracts and foreign
       currency                                                           (26,759,701)
   Net change in unrealized appreciation on investments and foreign
       currency                                                            48,679,610
                                                                         ------------
   Net increase in net assets resulting from operations                    26,984,503
                                                                         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (5,286,349)
     Class B                                                                  (89,119)
                                                                         ------------
   Net decrease in net assets resulting from distributions                 (5,375,468)
                                                                         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              507,453,386
     Class B                                                                9,655,363
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                5,286,349
     Class B                                                                   89,119
   Cost of shares repurchased
     Class A                                                              (10,218,834)
     Class B                                                                 (594,844)
                                                                         ------------
   Net increase in net assets from capital share transactions             511,670,539
                                                                         ------------
TOTAL INCREASE IN NET ASSETS                                              533,279,574
   Net assets at beginning of period                                               --
                                                                         ------------
   Net assets at end of period                                           $533,279,574
                                                                         ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $    (70,981)
                                                                         ============

*  For the period 05/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                             CLASS A
LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO                                 --------------------
                                                                          FOR THE PERIOD
                                                                              ENDED
                                                                       DECEMBER 31, 2006(B)
                                                                       --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................        $10.00
                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................          0.11(a)
Net Realized/Unrealized Gain on Investments...........................          0.36
                                                                              ------
Total from Investment Operations......................................          0.47
                                                                              ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         (0.11)
Distributions from Net Realized Capital Gains.........................            --
                                                                              ------
Total Distributions...................................................         (0.11)
                                                                              ------
NET ASSET VALUE, END OF PERIOD........................................        $10.36
                                                                              ======
TOTAL RETURN                                                                    4.66%
Ratio of Expenses to Average Net Assets...............................          0.87%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................          0.88%*
Ratio of Net Investment Income to Average Net Assets..................          1.72%*
Portfolio Turnover Rate...............................................          45.9%
Net Assets, End of Period (in millions)...............................        $523.5

                                                                             CLASS B
                                                                       --------------------
                                                                          FOR THE PERIOD
                                                                              ENDED
                                                                       DECEMBER 31, 2006(B)
                                                                       --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................        $10.00
                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................          0.09(a)
Net Realized/Unrealized Gain on Investments...........................          0.35
                                                                              ------
Total from Investment Operations......................................          0.44
                                                                              ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         (0.10)
Distributions from Net Realized Capital Gains.........................            --
                                                                              ------
Total Distributions...................................................         (0.10)
                                                                              ------
NET ASSET VALUE, END OF PERIOD........................................        $10.34
                                                                              ======
TOTAL RETURN                                                                    4.37%
Ratio of Expenses to Average Net Assets...............................          1.15%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................          1.16%*
Ratio of Net Investment Income to Average Net Assets..................          1.36%*
Portfolio Turnover Rate...............................................          45.9%
Net Assets, End of Period (in millions)...............................          $9.8

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Loomis Sayles Global Markets Portfolio (commenced operations May 1, 2006). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                             Expiring
         Portfolio                                 Total    12/31/2014
         ---------                              ----------- -----------

         Loomis Sayles Global Markets Portfolio $18,067,159 $18,067,159

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

K. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Loomis, Sayles & Company, L.P., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2006  % per annum    Average Daily Assets
---------                               ------------------ ----------- --------------------------

Loomis Sayles Global Markets Portfolio*     $2,059,460        0.70%    First $500 Million

                                                              0.65%    $500 Million to $1 Billion

                                                              0.60%    Over $1 Billion

* For the period from 05/01/2006 (Commencement of Operations) through 12/31/2006.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Loomis Sayles Global Markets Portfolio  0.90%   1.15%   1.05%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            Shares Issued                 Net
                                                               Through                 Increase
                                       Beginning   Shares     Dividend      Shares     in Shares    Ending
                                        Shares      Sold    Reinvestment  Repurchased Outstanding   Shares
-                                      --------- ---------- ------------- ----------- ----------- ----------

Loomis Sayles Global Markets Portfolio

 Class A
 05/01/2006-12/31/2006                    --     51,075,968    510,265    (1,043,170) 50,543,063  50,543,063

 Class B
 05/01/2006-12/31/2006                    --      1,000,981      8,611       (62,057)    947,535     947,535

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Loomis Sayles Global Markets Portfolio   $32,132,401    $657,840,123    $3,454,205     $195,275,350

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross        Gross
                                       Income Tax   Unrealized   Unrealized  Net Unrealized
Portfolio                                 Cost     Appreciation Depreciation  Appreciation
---------                             ------------ ------------ ------------ --------------
LoomisSayles Global Markets Portfolio $492,051,078 $53,372,227  $(5,404,554)  $47,967,673

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Loomis Sayles Global Markets Portfolio $52,092,748 $53,514,143

7. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2006, were as follows:

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                                Net
                                                 Value at      In Exchange   Unrealized
 Settlement Date       Contacts to Deliver   December 31, 2006  for US $    Depreciation
 ---------------       --------------------- ----------------- ----------- --------------

   02/20/2007              2,245,000   CAD      $1,929,227     $1,946,858    $ (17,631)
                                                                             ---------

                                                                             $ (17,631)
                                                                             =========

 Forward Foreign Currency Contracts to Sell:

                                                                           Net Unrealized
                                                 Value at      In Exchange Appreciation/
 Settlement Date       Contacts to Deliver   December 31, 2006  for US $   (Depreciation)
 ---------------       --------------------- ----------------- ----------- --------------

   02/09/2007              1,250,000   AUD      $  984,217     $  966,450    $ (17,767)
   02/20/2007              2,245,000   CAD       1,929,227      1,976,319       47,092
   02/15/2007          3,392,000,000   COP       1,508,843      1,476,066      (32,777)
   03/16/2007             36,000,000   MXN       3,322,182      3,305,785      (16,397)
   02/09/2007              1,530,000   NZD       1,075,367      1,022,499      (52,868)
   02/14/2007              3,700,000   ZAR         522,313        501,246      (21,067)
   02/14/2007              6,120,000   ZAR         863,934        845,537      (18,397)
                                                                             ---------

                                                                             $(112,181)
                                                                             =========

                AUD - Australian Dollar MXN - Mexican Peso
                CAD - Canadian Dollar   NZD - New Zealand Dollar
                COP - Columbian Peso    ZAR - South African Rand

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                       Ordinary Income Long-Term Capital Gain   Total
                                       --------------- ---------------------- ----------
                                            2006                2006            2006
                                       --------------- ---------------------- ----------

Loomis Sayles Global Markets Portfolio   $5,375,468             $--           $5,375,468

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ -----------

Loomis Sayles Global Markets Portfolio      $--           $--      $47,885,451     $(26,372,243)   $21,513,208

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Loomis Sayles Global Markets Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Global Markets Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)
Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.
Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A











Richard C. Pearson (63)            N/A










Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                           America's Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

EQUITY MARKET REVIEW

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P Composite 1500(R) Index/1/ gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5%--well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P 600(R) SmallCap Index/2/, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100(R) Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

FIXED INCOME MARKET REVIEW

The Federal Reserve Board (the "Fed") ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the Fed Funds Target Rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June of 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the 6-month Treasury rose 71 basis points to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points to finish the year at 4.70%. During the year, the Merrill Lynch High Yield Master II Index posted an 11.74% total return, the Lehman Brothers Aggregate Bond Index/3/ posted a 4.33% gain for the year, and the Merrill Lynch All Convertibles Index/4/ returned 12.83%. Convertibles captured over 80% of the upside of equities, with the S&P 500(R) Index up 15.79%.

In 2006, investors showed a preference for riskier, lower rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the CCC-Index up 18.60%, the B-Index up 11.40%, and the BB-Index up 9.88%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch All Speculative Grade Convertible Index/5/ was up 17.65% for the year, while the The Merrill Lynch All Investment Grade Convertible Index/6/ was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

PORTFOLIO REVIEW

EQUITY COMPONENT

For the twelve-month period ended December 31, 2006, the Portfolio outperformed the S&P 500(R) Index. Within the information technology sector, the Portfolio's relative underweight was the most significant contributor to performance, as this was one of the weakest sectors during the year. Stock selection within the sector also helped performance, as Avaya, a telecommunications systems and service provider, benefited from accelerating product demand. The Portfolio's underweight within the healthcare sector was also a large contributor, as this was the weakest sector in the index.

The largest detractor from performance was stock selection within the materials sector. Bowater, a paper production company, slid after announcing weak quarterly earnings and increased operating costs. The Portfolio's relative underweight within the financials sector also hurt performance, as this sector benefited from strong capital markets. Stock selection within the energy sector was also a significant detractor. EOG Resources, an oil and gas E&P company, declined in the beginning of the year after announcing a higher cost outlook and offering investors little information on a new drilling site.

BOND COMPONENT

Contributing to performance within the convertible allocation was railroad company CSX Corporation and telecommunications company Qwest Communications International. Within high yield, General Motors Acceptance Corporation (GMAC) and El Paso Corporation were top contributors to performance. GMAC did well as it appeared that General Motors Corporation would successfully complete the sale of a 51% interest in GMAC. This came to fruition in November and should allow GMAC to seek more favorable funding terms and a higher credit rating.

Detracting from performance in the year within the convertible allocation were healthcare companies CV Therapeutics, Inc. and Genzyme Corporation. This was partly a negative reaction to Democrats

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

winning control of Congress, leading to investor fear of costly restrictions. Within the high yield allocation there were no significant detractors, although our underweight of CCC-rated holdings hurt performance relative to the high yield universe.

EQUITY OUTLOOK

The market's preoccupation with predicting the track of the economy and Fed interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change. Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

We are currently agnostic on both the economy and interest rates, feeling that neither is likely to change dramatically over the next several months. As we always have, we will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. Specifically, we still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in the broadly defined business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

While our disciplined deeper-value approach sometimes leads to short-term relative underperformance, we are very enthusiastic about the longer-term prospects of our portfolio. We feel very good about the investments we are making and believe the longer term gains should more than offset the near term relative underperformance.

BOND OUTLOOK

We believe we are in a very benign credit environment with corporate balance sheets still quite strong, margins and profitability high, and the market readily absorbing new high yield issuance. Companies continue to have good access to capital, and the default rate and distressed ratio remain quite low. We believe this environment will remain in place over the next few quarters. We anticipate that strong high yield issuance will continue, particularly driven by strong cash flow into LBO and private equity funds. This could put pressure on high yield spreads, but we believe economic conditions are too favorable for spreads to widen significantly.

We continue to feel that Treasuries are relatively overvalued, and maintain our preference for mortgages within the high grade space. We don't currently plan to extend duration by buying Treasuries, which we feel are range bound. Within convertibles, we are also emphasizing certain undervalued, niche companies that may benefit from higher mergers & acquisitions activity. We believe that convertibles, by providing exposure to equity markets, will continue to be an important factor in differentiating our performance.

TEAM MANAGED

The Portfolio is managed by a team of investment managers and analysts. Edward
K. von der Linde and Christopher J. Towle head the team and are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1988 and 1987, respectively

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The S&P Composite 1500 Index combines three leading indices--the S&P 500(R) Index, the S&P MidCap 400(R) Index, and the S&P SmallCap 600(R) Index--to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500 offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.

/2/The S&P SmallCap 600(R) Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.

/3/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

/4/The Merrill Lynch All Convertibles Index consists of publicly-traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

/5/The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds.

/6/The Merrill Lynch All Investment Grade Convertible Index is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       AT&T, Inc.                                                2.93%
       ------------------------------------------------------------------
       NiSource, Inc.                                            2.41%
       ------------------------------------------------------------------
       Puget Energy, Inc.                                        2.39%
       ------------------------------------------------------------------
       Tupperware Brands Corp.                                   2.31%
       ------------------------------------------------------------------
       R.R. Donnelley & Son Co.                                  2.30%
       ------------------------------------------------------------------
       Bristol-Myers Squibb Co.                                  2.25%
       ------------------------------------------------------------------
       Clear Channel Communications, Inc.                        2.19%
       ------------------------------------------------------------------
       Federal Home Loan Mortgage Corp. (5.750%, due 04/15/08)   2.14%
       ------------------------------------------------------------------
       Eastman Chemical Co.                                      2.11%
       ------------------------------------------------------------------
       The ServiceMaster Co.                                     2.10%
       ------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Common Stocks                                      72.3%
Convertible Bonds                                   3.2%
Domestic Bonds & Debt Securities                   21.5%
Preferred Stocks                                    2.0%
U.S. Government & Agency Obligations                1.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                   500(R) INDEX/1/ AND BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

  Date             Fund           S&P 500           Blended Russ / ML
  ----             ----           -------           -----------------
  5/1/2003        $10,000         $10,000               $10,000
12/31/2003         12,104          12,278                12,532
12/31/2004         14,251          13,613                14,588
12/31/2005         14,814          14,281                15,536
12/31/2006         17,000          16,538                18,876




    ------------------------------------------------------------
                                   Average Annual Return/3/
                                 (for the year ended 12/31/06)
    ------------------------------------------------------------
                                1 Year 3 Year Since Inception/4/
    ------------------------------------------------------------
    Lord Abbett America's Value
--  Portfolio                   14.75% 11.98%      15.55%
    ------------------------------------------------------------
- - S&P 500(R) Index/1/         15.79% 10.44%      14.70%
    ------------------------------------------------------------
--  Blended Benchmark/2/        21.49% 14.63%      18.92%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 65% Russell 3000(R) Value Index and 35% Merrill Lynch U.S. High Yield Master II Index. The Indexes do not include fees or expenses and is not available for direct investment.

The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stock in this index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value Indexes.

The Merrill Lynch U.S. High Yield Master II Index is a broad-based index consisting of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,114.60        $5.86
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                      PAR            VALUE
      DESCRIPTION                                  AMOUNT         (NOTE 2)
      ----------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 22.2%
      AUTO COMPONENTS - 0.2%
      Cooper Standard Automotive, Inc. 8.375%,
        due 12/15/14............................ $   100,000    $     79,250
      Stanadyne Corp., Series 1 10.000%, due
        08/15/14................................      75,000          77,438
                                                                ------------
                                                                     156,688
                                                                ------------
      AUTOMOTIVE LOANS - 0.8%
      Ford Motor Credit Co.
        7.375%, due 10/28/09....................     300,000         300,827
       7.250%, due 10/25/11.....................     125,000         122,531
      General Motors Acceptance Corp. 7.250%,
        due 03/02/11............................     350,000         364,302
                                                                ------------
                                                                     787,660
                                                                ------------
      BUSINESS SERVICES - 0.7%
      Affinion Group, Inc. 11.500%, due
        10/15/15................................     300,000         318,750
      RH Donnelley Corp. 8.875%, due
        01/15/16................................     300,000         316,500
                                                                ------------
                                                                     635,250
                                                                ------------
      CHEMICALS - 0.7%
      Equistar Chemicals LP 7.550%, due
        02/15/26................................     200,000         191,000
      Ineos Group Holdings Plc 8.500%, due
        02/15/16 (144A)(a)......................     250,000         240,000
      Lyondell Chemical Co. 8.250%, due
        09/15/16................................     175,000         184,625
      Mosaic Co. (The) 7.625%, due 12/01/16
        (144A)(a)...............................      25,000          26,031
                                                                ------------
                                                                     641,656
                                                                ------------
      COMMERCIAL SERVICES & SUPPLIES - 0.4%
      Ashtead Capital, Inc. 9.000%, due 08/15/16
        (144A)(a)...............................     200,000         215,000
      FTI Consulting, Inc. 7.750%, due 10/01/16
        (144A)(a)...............................      75,000          78,188
      Hertz Corp. 8.875%, due 01/01/14
        (144A)(a)...............................     150,000         157,875
                                                                ------------
                                                                     451,063
                                                                ------------
      CONTAINERS & PACKAGING - 1.1%
      Berry Plastics Holding Corp. 8.875%, due
        09/15/14 (144A)(a)......................     350,000         357,000
      Crown Cork & Seal, Inc. 7.375%, due
        12/15/26................................     250,000         235,000
      Graphic Packaging International Corp.
        9.500%, due 08/15/13....................     250,000         265,000
      Stone Container Finance Co. 7.375%, due
        07/15/14................................     170,000         158,950
                                                                ------------
                                                                   1,015,950
                                                                ------------

       --------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       --------------------------------------------------------------------

       ELECTRIC - 0.4%
       Mirant Americas General LLC 9.125%, due
         05/01/31.............................. $   350,000    $    372,750
                                                               ------------
       ELECTRIC UTILITIES - 0.7%
       Edison Mission Energy 7.750%, due
         06/15/16..............................     350,000         372,750
       Reliant Energy, Inc. 9.500%, due
         07/15/13..............................     300,000         323,250
                                                               ------------
                                                                    696,000
                                                               ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
       NXP BV/NXP Funding LLC 9.500%, due
         10/15/15 (144A)(a)....................     425,000         437,750
                                                               ------------
       ENERGY EQUIPMENT & SERVICES - 0.3%
       Hornbeck Offshore Services, Inc. 6.125%,
         due 12/01/14..........................     250,000         239,688
                                                               ------------
       ENTERTAINMENT & LEISURE - 0.1%
       AMC Entertainment, Inc. 11.000%, due
         02/01/16..............................      75,000          84,563
                                                               ------------
       ENVIRONMENTAL SERVICES - 0.4%
       Aleris International, Inc. 10.000%, due
         12/15/16 (144A)(a)....................     150,000         151,125
       Allied Waste North America, Inc. 7.250%,
         due 03/15/15..........................     250,000         251,562
                                                               ------------
                                                                    402,687
                                                               ------------
       FINANCE - DIVERSIFIED - 0.3%
       Hughes Network Systems LLC/HNS Finance
         Corp. 9.500%, due 04/15/14............     250,000         262,188
                                                               ------------
       HEALTH CARE PROVIDERS & SERVICES - 0.3%
       Tenet Healthcare Corp. 9.250%, due
         02/01/15..............................     250,000         251,250
                                                               ------------
       HOTELS, RESTAURANTS & LEISURE - 0.5%
       Gaylord Entertainment Co. 8.000%, due
         11/15/13..............................     175,000         182,437
       Landry's Restaurants, Inc. 7.500%, due
         12/15/14..............................     200,000         196,500
       River Rock Entertainment Authority
         9.750%, due 11/01/11..................      50,000          53,250
       Turning Stone Casino Resort Enterprise
         9.125%, due 09/15/14 (144A)(a)........      50,000          51,375
                                                               ------------
                                                                    483,562
                                                               ------------
       INDUSTRIAL - DIVERSIFIED - 0.5%
       Park - Ohio Industries, Inc. 8.375%, due
         11/15/14..............................     250,000         234,375
       RBS Global, Inc./Rexnord Corp. 11.750%,
         due 08/01/16 (144A)(a)................     200,000         210,000
                                                               ------------
                                                                    444,375
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - 1.6%
       Barrington Broadcasting Group LLC and
         Barrington Broadcasting Capital Corp.
         10.500%, due 08/15/14 (144A)(a)....... $   400,000 $    408,000
       CCH I LLC/CCH I Capital Corp. 11.000%,
         due 10/01/15..........................     100,000      103,125
       Idearc, Inc. 8.000%, due 11/15/16
         (144A)(a).............................     500,000      510,000
       Mediacom Broadband LLC 8.500%, due
         10/15/15..............................     275,000      279,812
       Mediacom LLC 9.500%, due 01/15/13.......     260,000      269,100
                                                            ------------
                                                               1,570,037
                                                            ------------
       METALS & MINING - 0.2%
       Novelis, Inc. 7.250%, due 02/15/15
         (144A)(a).............................     200,000      194,500
                                                            ------------
       OIL & GAS - 1.4%
       Colorado Interstate Gas Co. 6.800%, due
         11/15/15..............................     200,000      208,956
       Dynegy Holdings, Inc. 8.375%, due
         05/01/16..............................     275,000      290,125
       El Paso Corp. 7.000%, due 05/15/11......     350,000      364,875
       Foundation Pennsylvania Coal Co. 7.250%,
         due 08/01/14..........................     100,000      102,250
       Williams Companies, Inc. 7.875%, due
         09/01/21..............................     300,000      323,250
                                                            ------------
                                                               1,289,456
                                                            ------------
       OIL & GAS EXPLORATION & PRODUCTION - 0.5%
       Chesapeake Energy Corp. 7.625%, due
         07/15/13..............................     300,000      317,625
       Houston Exploration Co. 7.000%, due
         06/15/13..............................     150,000      147,000
                                                            ------------
                                                                 464,625
                                                            ------------
       PAPER & FOREST PRODUCTS - 1.0%
       Abitibi-Consolidated, Inc. 8.550%, due
         08/01/10..............................     350,000      334,250
       Bowater, Inc. 6.500%, due 06/15/13......     225,000      206,437
       Buckeye Technologies, Inc. 8.000%, due
         10/15/10..............................     200,000      201,000
       Domtar, Inc. 7.875%, due 10/15/11.......     175,000      182,438
                                                            ------------
                                                                 924,125
                                                            ------------
       PHARMACEUTICALS - 0.4%
       Mylan Laboratories, Inc. 6.375%, due
         08/15/15..............................     200,000      199,000
       Warner Chilcott Corp. 8.750%, due
         02/01/15..............................     146,000      150,380
                                                            ------------
                                                                 349,380
                                                            ------------
       RETAIL - MULTILINE - 0.2%
       Brookstone Co., Inc. 12.000%, due
         10/15/12..............................     225,000      221,063
                                                            ------------

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
       Freescale Semiconductor, Inc. 8.875%, due
         12/15/14 (144A)(a)..................... $   400,000 $    400,500
                                                             ------------
       SOFTWARE - 0.3%
       Sungard Data Systems, Inc. 9.125%, due
         08/15/13...............................     250,000      263,750
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
       Cincinnati Bell, Inc. 7.000%, due
         02/15/15...............................     800,000      805,000
       Intelsat Bermuda, Ltd. 9.250%, due
         06/15/16 (144A) (a)....................     150,000      162,000
       Qwest Capital Funding, Inc. 7.900%, due
         08/15/10...............................     600,000      627,750
       Syniverse Technologies, Inc. 7.750%, due
         08/15/13...............................     250,000      250,625
                                                             ------------
                                                                1,845,375
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
       Dobson Communications Corp. 8.875%,
         due 10/01/13...........................     250,000      255,937
       Rural Cellular Corp. 9.750%, due
         01/15/10...............................     300,000      309,750
                                                             ------------
                                                                  565,687
                                                             ------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Elizabeth Arden, Inc. 7.750%, due
         01/15/14...............................     300,000      303,750
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(a)..............................     100,000      107,750
                                                             ------------
                                                                  411,500
                                                             ------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 5.3%
       Federal Home Loan Mortgage Corp.
         5.750%, due 04/15/08...................   2,000,000    2,015,400
       Federal National Mortgage Assoc.
         6.000%, due 02/01/34-04/01/36..........   2,123,427    2,140,439
        6.500%, due 07/01/35-09/01/36...........     838,874      855,281
                                                             ------------
                                                                5,011,120
                                                             ------------
       Total Domestic Bonds & Debt Securities
       (Cost $20,488,706)                                      20,874,198
                                                             ------------

       CONVERTIBLE BONDS - 3.1%
       AEROSPACE & DEFENSE - 0.4%
       DRS Technologies, Inc. 2.000%, due
         02/01/26 (144A)(a).....................     100,000      105,750
       EDO Corp. 4.000%, due 11/15/25...........     300,000      290,250
                                                             ------------
                                                                  396,000
                                                             ------------
       BIOTECHNOLOGY - 0.3%
       Genzyme Corp. 1.250%, due 12/01/23.......     300,000      313,500
                                                             ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.2%
       FTI Consulting, Inc. 3.750%, due
         07/15/12...............................     200,000      231,000
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES - 0.2%
       Five Star Quality Care, Inc. 3.750%, due
         10/15/26 (144A)(a).................... $   200,000 $    219,500
                                                            ------------
       HOTELS, RESTAURANTS & LEISURE - 0.3%
       Hilton Hotels Corp. 3.375%, due
         04/15/23..............................     150,000      237,375
                                                            ------------
       INDUSTRIAL - DIVERSIFIED - 0.3%
       Roper Industries, Inc. 1.481%/0.000%,
         due 01/15/34(b).......................     400,000      262,000
                                                            ------------
       OIL & GAS - 0.3%
       Devon Energy Corp. 4.900%, due
         08/15/08..............................     200,000      278,000
                                                            ------------
       PHARMACEUTICALS - 0.5%
       CV Therapeutics, Inc. 3.250%, due
         08/16/13..............................     250,000      220,938
       MGI Pharma, Inc. 1.682%/000%, due
         03/02/24(b)...........................     400,000      267,000
                                                            ------------
                                                                 487,938
                                                            ------------
       ROAD & RAIL - 0.4%
       CSX Corp. 0.010%, due 10/30/21+.........     300,000      371,625
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
       Qwest Communications International, Inc.
         3.500%, due 11/15/25..................     100,000      156,875
                                                            ------------
       Total Convertible Bonds
       (Cost $2,729,763)                                       2,953,813
                                                            ------------

       COMMON STOCKS - 71.2%
       BANKS - 2.3%
       Bank of America Corp....................      21,000    1,121,190
       Royal Bank of Scotland Group Plc........      27,553    1,071,182
                                                            ------------
                                                               2,192,372
                                                            ------------
       BEVERAGES - 1.1%
       Coca-Cola Amatil, Ltd...................     166,713    1,020,186
                                                            ------------
       CHEMICALS - 5.0%
       Chemtura Corp...........................     128,500    1,237,455
       Eastman Chemical Co.....................      33,500    1,986,885
       Monsanto Co.............................      27,400    1,439,322
                                                            ------------
                                                               4,663,662
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 5.5%
       R. R. Donnelley & Sons Co...............      60,900    2,164,386
       The ServiceMaster Co....................     151,000    1,979,610
       Waste Management, Inc...................      27,300    1,003,821
                                                            ------------
                                                               5,147,817
                                                            ------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.1%
       Avaya, Inc.*............................      72,221    1,009,650
                                                            ------------
       CONTAINERS & PACKAGING - 1.6%
       Ball Corp...............................      35,200    1,534,720
                                                            ------------

          -----------------------------------------------------------
          SECURITY                           SHARES/PAR     VALUE
          DESCRIPTION                          AMOUNT      (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - 4.4%
          Ameren Corp....................... $    35,400 $  1,902,042
          Puget Energy, Inc.................      88,700    2,249,432
                                                         ------------
                                                            4,151,474
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
          Hubbell, Inc. - Class B...........      20,400      922,284
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 1.7%
          GlobalSantaFe Corp................      28,000    1,645,840
                                                         ------------
          FINANCE - DIVERSIFIED - 0.5%
          CI Financial Income Fund..........      21,100      483,775
                                                         ------------
          FOOD PRODUCTS - 5.7%
          Cadbury Schweppes Plc.............     102,112    1,092,862
          H.J. Heinz Co.....................      40,600    1,827,406
          Kellogg Co........................      33,900    1,697,034
          Kraft Foods, Inc. - Class A.......      22,200      792,540
                                                         ------------
                                                            5,409,842
                                                         ------------
          HOTELS, RESTAURANTS & LEISURE - 1.2%
          McDonald's Corp...................      25,600    1,134,848
                                                         ------------
          HOUSEHOLD DURABLES - 5.8%
          Newell Rubbermaid, Inc............      65,600    1,899,120
          Snap-On, Inc......................      29,000    1,381,560
          Tupperware Corp...................      96,100    2,172,821
                                                         ------------
                                                            5,453,501
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.5%
          Henkel KGaA.......................       3,736      484,011
                                                         ------------
          INSURANCE - 6.6%
          ACE, Ltd..........................      32,000    1,938,240
          PartnerRe, Ltd....................      19,700    1,399,291
          SAFECO Corp.......................      15,700      982,035
          XL Capital, Ltd. - Class A........      26,000    1,872,520
                                                         ------------
                                                            6,192,086
                                                         ------------
          MEDIA - 2.7%
          Clear Channel Communications, Inc.      57,900    2,057,766
          Interpublic Group of Cos., Inc.*..      39,122      478,853
                                                         ------------
                                                            2,536,619
                                                         ------------
          OIL & GAS - 7.3%
          Chevron Corp......................      26,700    1,963,251
          EOG Resources, Inc................      17,600    1,099,120
          Halliburton Co....................      50,800    1,577,340
          NiSource, Inc.....................      94,200    2,270,220
                                                         ------------
                                                            6,909,931
                                                         ------------
          PAPER & FOREST PRODUCTS - 3.9%
          Bowater, Inc......................      81,200    1,827,000
          MeadWestvaco Corp.................      61,900    1,860,714
                                                         ------------
                                                            3,687,714
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR     VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       PHARMACEUTICALS - 3.7%
       Bristol-Myers Squibb Co..................      80,300 $  2,113,496
       Mylan Laboratories, Inc..................      68,650    1,370,254
                                                             ------------
                                                                3,483,750
                                                             ------------
       RETAIL - MULTILINE - 1.0%
       Federated Department Stores, Inc.........      23,870      910,163
                                                             ------------
       RETAIL - SPECIALTY - 3.2%
       Kesa Electricals Plc.....................     164,913    1,091,830
       OfficeMax, Inc...........................      37,900    1,881,735
                                                             ------------
                                                                2,973,565
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.7%
       AT&T, Inc................................      77,200    2,759,900
       Verizon Communications, Inc..............      18,300      681,492
                                                             ------------
                                                                3,441,392
                                                             ------------
       TRADING COMPANIES & DISTRIBUTORS - 1.7%
       Genuine Parts Co.........................      34,400    1,631,592
                                                             ------------
       Total Common Stocks
       (Cost $57,356,810)                                      67,020,794
                                                             ------------

       CONVERTIBLE PREFERRED STOCKS - 2.0%
       BANKS - 0.3%
       Marshall & Ilsley Corp. 6.500%, due
         08/15/07...............................      10,000      272,700
                                                             ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
       CMS Energy Corp. 4.500%, due
         12/31/49...............................       5,000      438,750
                                                             ------------
       INSURANCE - 0.5%
       Fortis Insurance N.V. 7.750%, due 1/26/08
         (144A)(a)..............................         150      213,574
       XL Capital Ltd. 7.000%, due 02/15/09.....      10,000      265,000
                                                             ------------
                                                                  478,574
                                                             ------------
       OIL & GAS - 0.7%
       El Paso Corp. 4.990%, due 12/31/49.......         500      663,750
                                                             ------------
       Total Convertible Preferred Stocks
       (Cost $1,504,962)                                        1,853,774
                                                             ------------

       SHORT-TERM INVESTMENT - 1.0%
       State Street Bank and Trust Co.,
         Repurchase Agreement dated 12/29/06
         at 1.5% to be repurchased at $952,159
         on 1/02/07 collateralized by $995,000
         FNMA at 3.25% due 02/15/09 with a
         value of $971,901 (Cost - $952,000).... $   952,000      952,000
                                                             ------------

       TOTAL INVESTMENTS - 99.5%
       (Cost $83,032,241)                                      93,654,579

       Other Assets and Liabilities (net) - 0.5%                  464,934
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $ 94,119,513
                                                             ============

PORTFOLIO FOOTNOTES:

+ Zero coupon bond - Interest rate represents current yield to maturity.

* Non-income producing security

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $4,245,918 of net assets.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


LORD ABBETT AMERICA'S VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $92,702,579
   Repurchase Agreement                                                      952,000
   Cash                                                                          900
   Cash denominated in foreign currencies**                                   13,202
   Receivable for Trust shares sold                                           35,849
   Dividends receivable                                                      138,952
   Interest receivable                                                       427,194
   Receivable from investment manager (Note 3)                                15,291
                                                                         -----------
     Total assets                                                         94,285,967
                                                                         -----------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                       215
     Distribution and services fees - Class B                                 19,870
     Investment advisory fee payable (Note 3)                                 51,662
     Administration fee payable                                                1,332
     Custodian and accounting fees payable                                    46,249
   Accrued expenses                                                           47,126
                                                                         -----------
     Total liabilities                                                       166,454
                                                                         -----------
NET ASSETS                                                               $94,119,513
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $78,820,331
   Accumulated net realized gain                                           2,309,387
   Unrealized appreciation on investments                                 10,622,283
   Undistributed net investment income                                     2,367,512
                                                                         -----------
     Total                                                               $94,119,513
                                                                         ===========
NET ASSETS
   Class B                                                               $94,119,513
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class B                                                                 6,047,941
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $     15.56
                                                                         ===========

------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $82,080,241
**Cost of cash denominated in foreign currencies                              13,247

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


LORD ABBETT AMERICA'S VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $ 1,827,911
   Interest                                                                     1,411,780
                                                                              -----------
       Total investment income                                                  3,239,691
                                                                              -----------
EXPENSES:
   Investment advisory fee (Note 3)                                               540,424
   Administration fees                                                             16,018
   Custody and accounting fees                                                     94,192
   Distribution fee - Class B                                                     207,855
   Transfer agent fees                                                             14,609
   Audit                                                                           27,131
   Legal                                                                           42,028
   Trustee fees and expenses                                                       13,881
   Shareholder reporting                                                            1,858
   Insurance                                                                        1,437
   Other                                                                            6,303
                                                                              -----------
       Total expenses                                                             965,736
       Less fees waived and expenses reimbursed by the manager                    (47,681)
       Less broker commission recapture                                            (3,492)
                                                                              -----------
   Net expenses                                                                   914,563
                                                                              -----------
   Net investment income                                                        2,325,128
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                              2,389,192
       Foreign currency                                                            (6,197)
                                                                              -----------
          Net realized gain on investments and foreign currency                 2,382,995
                                                                              -----------
   Net change in unrealized appreciation on:
       Investments                                                              7,192,948
                                                                              -----------
   Net change in unrealized appreciation on investments                         7,192,948
                                                                              -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                                 9,575,943
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $11,901,071
                                                                              ===========
------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $       959

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LORD ABBETT AMERICA'S VALUE PORTFOLIO

                                                                          Year Ended   Year Ended
                                                                         December 31, December 31,
                                                                             2006         2005
                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $ 2,325,128  $ 1,528,382
   Net realized gain on investments and foreign currency                   2,382,995    1,401,867
   Net change in unrealized appreciation (depreciation) on investments     7,192,948     (454,039)
                                                                         -----------  -----------
   Net increase in net assets resulting from operations                   11,901,071    2,476,210
                                                                         -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                              (1,522,485)          --
   From net realized gains
     Class B                                                              (1,387,133)    (128,635)
                                                                         -----------  -----------
   Net decrease in net assets resulting from distributions                (2,909,618)    (128,635)
                                                                         -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              13,336,519   34,816,066
   Net asset value of shares issued through dividend reinvestment
     Class B                                                               2,909,618      128,635
   Cost of shares repurchased
     Class B                                                              (3,233,714)    (679,940)
                                                                         -----------  -----------
   Net increase in net assets from capital share transactions             13,012,423   34,264,761
                                                                         -----------  -----------
TOTAL INCREASE IN NET ASSETS                                              22,003,876   36,612,336
   Net assets at beginning of period                                      72,115,637   35,503,301
                                                                         -----------  -----------
   Net assets at end of period                                           $94,119,513  $72,115,637
                                                                         ===========  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $ 2,367,512  $ 1,564,739
                                                                         ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                         CLASS B
LORD ABBETT AMERICA'S VALUE PORTFOLIO                                  ---------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                       ---------------------------------------
                                                                          2006       2005       2004     2003(B)
                                                                       ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $14.06     $13.55     $11.80     $10.00
                                                                       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.40 (a)   0.39 (a)   0.38 (a)   0.28 (a)
Net Realized/Unrealized Gain on Investments...........................   1.62       0.15       1.73       1.81
                                                                       ------     ------     ------     ------
Total from Investment Operations......................................   2.02       0.54       2.11       2.09
                                                                       ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.27)        --      (0.24)     (0.19)
Distributions from Net Realized Capital Gains.........................  (0.25)     (0.03)     (0.12)     (0.10)
                                                                       ------     ------     ------     ------
Total Distributions...................................................  (0.52)     (0.03)     (0.36)     (0.29)
                                                                       ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $15.56     $14.06     $13.55     $11.80
                                                                       ======     ======     ======     ======
TOTAL RETURN                                                            14.75%      3.95%     17.73%     21.05%
Ratio of Expenses to Average Net Assets...............................   1.10%      1.09%      1.09%      1.05%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.16%      1.17%      1.59%      3.44%*
Ratio of Net Investment Income to Average Net Assets..................   2.80%      2.91%      3.03%      3.78%*
Portfolio Turnover Rate...............................................   35.1%      23.7%      31.2%      56.2%
Net Assets, End of Period (in millions)...............................  $94.1      $72.1      $35.5       $9.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett America's Value Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
                                      December 31, 2006  % per annum Average Daily Assets
                                      ------------------ ----------- --------------------

Lord Abbett America's Value Portfolio      $540,424         0.65%    First $500 Million

                                                            0.60%    Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                   Expenses Deferred in
-                                                             -------------------------------
                                                               2003    2004    2005    2006
                                       Maximum Expense Ratio  ------- ------- ------- -------
                                       under current Expense       Subject to repayment
                                       Limitation Agreement         until December 31,
                                      ---------------------   -------------------------------
Portfolio                             Class A Class B Class E  2008    2009    2010    2011
---------                             ------- ------- ------- ------- ------- ------- -------

Lord Abbett America's Value Portfolio  0.85%*  1.10%   1.00%* $76,985 $98,677 $40,862 $47,681

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:


                                                          Shares Issued
                                                             Through                Net Increase
                                      Beginning  Shares     Dividend      Shares     in Shares    Ending
                                       Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                                     --------- --------- ------------- ----------- ------------ ---------

Lord Abbett America's Value Portfolio

 Class B
 12/31/2006                           5,130,757   935,025    206,943     (224,784)     917,184   6,047,941
 12/31/2005                           2,620,775 2,550,025      9,116      (49,159)   2,509,982   5,130,757

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Lord Abbett America's Value Portfolio   $1,710,289     $41,962,325     $3,233,372     $25,326,033

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross
                                      Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
---------                             ----------- ------------ -------------- --------------

Lord Abbett America's Value Portfolio $83,117,810 $10,045,045    $(508,275)    $10,536,770

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income   Long-Term Capital Gain        Total
-                                     ------------------ ---------------------- -------------------
                                         2006     2005     2006       2005         2006      2005
                                      ---------- -------  --------    -------   ---------- --------

Lord Abbett America's Value Portfolio $2,281,202 $40,236 $628,416    $88,399    $2,909,618 $128,635

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
                                      ------------- ------------- ------------ ------------------ -----------

Lord Abbett America's Value Portfolio  $2,713,213    $2,051,713   $10,536,713         $--         $15,301,639

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value Portfolio, each a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett America's Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett America's Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the three years in the period ended December 31, 2006 and for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett America's Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for period from May 1, 2003 (commencement operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s)   Term of Office                                            Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
-------              -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
(54)                 President       2002 to       President of Metropolitan Life Insurance
                                     present       Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations)

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A              N/A
(63)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           Since August  Since March 2006, Vice President,            N/A              N/A
(39)                 Compliance      2006          Corporate Ethics and Compliance
Metropolitan Life    Officer                       Department, MetLife, Inc.; (October
Insurance Company                                  2002-March 2006) Assistant Vice
One MetLife Plaza                                  President, MetLife Inc.; (July 2001-
27-01 Queens Plaza                                 October 2002), Assistant Compliance
North                                              Officer, MetLife, Inc.; Interim Chief
Long Island City,                                  Compliance Officer of the Trust
NY 11101                                           (November 2005-August 2006) and
                                                   Metropolitan Series Fund, Inc. and
                                                   Metropolitan Series Fund II (since
                                                   November 2005).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                           Bond Debenture Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

The Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the Fed Funds Target Rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June of 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the 6-month Treasury rose 71 basis points to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points to finish the year at 4.70%. During the year, the Merrill Lynch High Yield Master II Index/1/ posted an 11.74% total return, the Lehman Brothers Aggregate Bond Index/2/ posted a 4.33% gain for the year, and the Merrill Lynch All Convertibles Index/3/ returned 12.83%. Convertibles captured over 80% of the upside of equities, with the S&P 500(R) Index/4/ up 15.79%.

In 2006, investors showed a preference for riskier, lower rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the CCC-Index up 18.60%, the B-Index up 11.40%, and the BB-Index up 9.88%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch All Speculative Grade Convertible Index/5/ was up 17.65% for the year, while The Merrill Lynch All Investment Grade Convertible Index/6/ was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

PORTFOLIO REVIEW

Detracting from performance in the year were the investments and financial services, government guaranteed, and computer hardware industries. Government guaranteed, which consists of U.S. Treasury Notes, detracted as interest rate increases negatively impacted their pricing. In general, having an allocation to investment grade securities was a detractor as investment grades lagged significantly behind high yield and convertibles. Though health services and pharmaceuticals were both additive to performance, two holdings within the industries were detractors. Within the high yield allocation, hospital operator HCA, Inc. experienced a lower revenue mix and fewer patient visits. The company was also the target of one of the largest leveraged buyouts in history, which created uncertainty for bondholders. Within the convertible allocation, Teva Pharmaceutical Finance declined on increased price competition for its generic version of Merck's Zocor.

Contributing to performance in the year was industrial holding Lockheed Martin, which made some favorable shareholder friendly moves, including a dividend increase and authorizing a share buyback, as well as winning some impressive contracts. Convertible holding Hilton also did well owing to high demand and better pricing. Within our high yield positions, General Motors Acceptance Corporation (GMAC) and General Motors Corporation (GM) also contributed to performance. General Motors Corporation successfully completed the sale of a 51% interest in GMAC. This should allow GMAC to seek more favorable funding terms and a higher credit rating, while providing increased liquidity for GM and allowing for GM to strengthen its balance sheet. Within the investment grade allocation, our preference for mortgages was helpful as mortgages did significantly better than Treasuries.

OUTLOOK

We believe that the persistently inverted yield curve indicates that market participants are not worried about long term inflation. However, it could also be indicating an economic slowdown, and has bears closely watching for this reason.

We believe we are in a very benign credit environment with corporate balance sheets still quite strong, margins and profitability high, and the market readily absorbing new high yield issuance. Companies continue to have good access to capital, and the default rate and distressed ratio remain quite low. We believe this environment will remain in place over the next few quarters. We anticipate that strong high yield issuance will continue, particularly driven by strong cash flow into LBO and private equity funds. This could put pressure on high yield spreads, but we believe economic conditions are too favorable for spreads to widen significantly.

We continue to feel that Treasuries are relatively overvalued, and maintain our preference for mortgages within the high grade space. We don't currently plan to extend duration by buying Treasuries, which we feel are range bound. Within convertibles we are emphasizing certain undervalued, niche companies that may benefit from higher mergers & acquisitions activity. We believe that convertibles, by providing exposure to equity markets, will continue to be an important factor in differentiating our performance.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Portfolio. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The Merrill Lynch High Yield Master II Index is an unmanaged index comprised of publicly placed, nonconvertible, coupon-bearing domestic debt. Issues in the Index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.

/2/The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/3/The Merrill Lynch All Convertibles Index consists of publicly-traded U.S. issues convertible into shares, including traditional and mandatory convertibles.

/4/S&P 500(R) Index: Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries.

/5/The Merrill Lynch All Speculative Grade Convertible Index is comprised of approximately 300 issues of only speculative-grade convertible bonds and preferreds.

/6/The Merrill Lynch All Investment Grade Convertible Index is comprised of approximately 200 issues of only investment-grade convertible bonds and preferreds.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal Home Loan Mortgage
        Corp. (5.750%, due 04/15/08)                             2.44%
       ------------------------------------------------------------------
       General Motors Acceptance Corp. (7.250%, due 03/02/11)    1.03%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, due 03/01/36)   1.01%
       ------------------------------------------------------------------
       Cincinnati Bell, Inc. (8.375%, due 01/15/14)              0.91%
       ------------------------------------------------------------------
       El Paso Corp. (7.000%, due 05/15/11)                      0.84%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.500%, due 06/01/36)   0.74%
       ------------------------------------------------------------------
       Qwest Capital Funding, Inc. (7.900%, due 8/15/10)         0.70%
       ------------------------------------------------------------------
       CCH I LLC/CCH I Capital Corp. (11.000%, due 10/01/15)     0.69%
       ------------------------------------------------------------------
       Idearc, Inc. (8.000%, due 11/15/16)                       0.66%
       ------------------------------------------------------------------
       Federal National Mortgage
        Assoc. ( 7.200%, due 01/15/11)                           0.66%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Corporate Bonds                                    63.7%
Convertible Bonds                                  16.9%
U.S. Government Agency Obligations                 14.5%
Preferred Stocks                                    3.9%
Common Stocks                                       1.0%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/1/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                Credit Suisse
              First Boston High                        Lehman Bros.
  Date           Yield Index*            Fund           Bond Index
  ----           ------------            ----           ----------
12/31/1996        $10,000              $10,000          $10,000
12/31/1997         11,262               11,439           10,968
12/31/1998         11,327               12,154           11,920
12/31/1999         11,699               12,566           11,820
12/31/2000         11,088               12,675           13,195
12/31/2001         11,729               13,152           14,308
12/31/2002         12,092               13,100           15,778
12/31/2003         15,470               15,656           16,426
12/31/2004         17,321               16,977           17,138
12/31/2004         17,127               16,627           17,057
12/31/2005         17,712               17,285           17,554
12/31/2006         19,824               18,903           18,316


    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A   9.35%  6.48%  7.52%  6.69%     7.47%
    Class B              9.15%  6.21%  7.26%    --      6.46%
    Class E              9.18%  6.29%    --     --      7.64%
    -------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
- - Index/1/             4.33%  3.70%  5.06%  6.24%     6.42%
    -------------------------------------------------------------
    Credit Suisse First
    Boston High Yield
--  Index/2/            11.92%  8.62% 11.07%  7.08%     7.53%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.


/1/Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and are not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,070.10        $2.92
  Hypothetical (5% return before expenses)     1,000.00      1,022.38         2.85
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,069.70        $4.23
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,068.70        $3.70
  Hypothetical (5% return before expenses)     1,000.00      1,021.63         3.62
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.56%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)



      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 72.7%
      AEROSPACE & DEFENSE - 1.1%
      Armor Holdings, Inc. 8.250%, due
        08/15/13(a)......................... $  2,000,000 $     2,090,000
      DRS Technologies, Inc. 6.875%, due
        11/01/13............................    6,000,000       6,075,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13........................    3,000,000       3,075,000
      L-3 Communications Corp...............
       6.125%, due 01/15/14(a)..............    6,000,000       5,895,000
       6.375%, due 10/15/15.................    2,725,000       2,711,375
                                                          ---------------
                                                               19,846,375
                                                          ---------------
      APPAREL & TEXTILES - 0.6%
      Hanesbrands, Inc.
        8.735%, due 12/15/14 (144A)(b)......    2,500,000       2,556,250
      Levi Strauss & Co. 8.875%, due
        04/01/16(a).........................    2,000,000       2,100,000
      Quiksilver, Inc. 6.875%, due
        04/15/15(a).........................    6,500,000       6,418,750
                                                          ---------------
                                                               11,075,000
                                                          ---------------
      AUTO COMPONENTS - 0.8%
      Accuride Corp. 8.500%, due
        02/01/15............................    1,500,000       1,451,250
      Cooper Standard Automotive, Inc.
        8.375%, due 12/15/14(a).............    4,000,000       3,170,000
      Lear Corp. 8.500%, due 12/01/13
        (144A)(b)...........................    3,550,000       3,461,250
      Stanadyne Corp., Series 1 10.000%, due
        08/15/14............................    2,000,000       2,065,000
      Stanadyne Holdings, Inc. 0.000%/
        12.000%, due 02/15/15(c)............    2,750,000       1,883,750
      Tenneco Automotive, Inc. 8.625%, due
        11/15/14(a).........................    3,375,000       3,459,375
                                                          ---------------
                                                               15,490,625
                                                          ---------------
      AUTOMOBILES - 1.2%
      Ford Capital BV 9.500%, due
        06/01/10............................    1,450,000       1,442,750
      General Motors Corp. 7.200%, due
        01/15/11(a).........................   12,560,000      12,214,600
      Williams Scotsman, Inc. 8.500%, due
        10/01/15............................    7,500,000       7,865,625
                                                          ---------------
                                                               21,522,975
                                                          ---------------
      AUTOMOTIVE LOANS - 1.9%
      Ford Motor Credit Co.
       7.375%, due 10/28/09.................    7,050,000       7,069,444
       7.250%, due 10/25/11.................    8,500,000       8,332,108
      General Motors Acceptance Corp.
        7.250%, due 03/02/11(a).............   18,500,000      19,255,947
                                                          ---------------
                                                               34,657,499
                                                          ---------------

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      BUILDING MATERIALS - 0.4%
      Interline Brands, Inc. 8.125%, due
        06/15/14............................ $  4,500,000 $     4,646,250
      Ply Gem Industries, Inc. 9.000%, due
        02/15/12(a).........................    4,025,000       3,441,375
                                                          ---------------
                                                                8,087,625
                                                          ---------------
      BUILDING PRODUCTS - 0.1%
      Ainsworth Lumber Co., Ltd. 7.250%, due
        10/01/12(a).........................    1,925,000       1,525,563
                                                          ---------------
      BUSINESS SERVICES - 0.7%
      Affinion Group, Inc. 11.500%, due
        10/15/15 (144A)(b)..................    5,000,000       5,312,500
      RH Donnelley Corp. 8.875%, due
        01/15/16 (144A)(a)(b)...............    7,500,000       7,912,500
                                                          ---------------
                                                               13,225,000
                                                          ---------------
      CHEMICALS - 3.0%
      Mosaic Co. (The) 7.375%, due
        12/01/14 (144A)(a)(b)...............    4,000,000       4,105,000
      Equistar Chemicals LP 7.550%, due
        02/15/26............................    7,615,000       7,272,325
      Hercules, Inc. 6.750%, due 10/15/29...    6,000,000       5,910,000
      Huntsman International LLC 7.875%,
        due 11/15/14 (144A)(b)..............    3,500,000       3,543,750
      Huntsman LLC 11.500%, due
        07/15/12............................    1,320,000       1,494,900
      IMC Global, Inc. 7.300%,
        due 01/15/28(a).....................      550,000         508,750
      Ineos Group Holdings Plc 8.500%, due
        02/15/16 (144A)(a)(b)...............    6,500,000       6,240,000
      Lyondell Chemical Co. 8.000%, due
        09/15/14(a).........................    7,000,000       7,297,500
      Nalco Co. 8.875%, due 11/15/13(a).....    5,150,000       5,478,312
      Nova Chemicals Corp. 6.500%, due
        01/15/12(a).........................    3,125,000       2,976,563
      Rhodia 8.875%, due 06/01/11(a)........    3,916,000       4,150,960
      Rockwood Specialties Group, Inc.
        7.500%, due 11/15/14(a).............    4,500,000       4,556,250
      Terra Capital, Inc. 11.500%, due
        06/01/10............................    1,950,000       2,106,000
                                                          ---------------
                                                               55,640,310
                                                          ---------------
      COMMERCIAL SERVICES & SUPPLIES - 2.3%
      Ashtead Capital, Inc. 9.000%, due
        08/15/16 (144A)(b)..................    3,800,000       4,085,000
      Avis Budget Car Rental LLC/Avis Budget
        Finance Inc. 7.625%, due 05/15/14
        (144A)(a)(b)........................   10,000,000       9,800,000
      FTI Consulting, Inc. 7.750%, due
        10/01/16 (144A)(b)..................    4,400,000       4,587,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - CONTINUED
      Hertz Corp. 8.875%, due 01/01/14
        (144A)(b)........................... $  6,000,000 $     6,315,000
      Iron Mountain, Inc. 7.750%, due
        01/15/15(a).........................    7,000,000       7,175,000
      Rental Services Corp. 9.500%, due
        12/01/14 (144A)(b)..................    4,650,000       4,801,125
      United Rentals North America, Inc.
        7.750%, due 11/15/13(a).............    5,500,000       5,548,125
                                                          ---------------
                                                               42,311,250
                                                          ---------------
      COMMUNICATIONS EQUIPMENT - 0.2%
      Ubiquitel Operating Co. 9.875%, due
        03/01/11............................    2,650,000       2,875,250
                                                          ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.1%
      Unisys Corp. 8.000%,
        due 10/15/12 (a)....................    1,200,000       1,192,500
                                                          ---------------
      CONTAINERS & PACKAGING - 2.4%
      Berry Plastics Holding Corp. 8.875%,
        due 09/15/14 (144A)(b)..............   10,000,000      10,200,000
      Crown Cork & Seal, Inc. 7.375%, due
        12/15/26(a).........................   12,000,000      11,280,000
      Graphic Packaging International Corp.
        9.500%, due 08/15/13(a).............    7,500,000       7,950,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09.................    2,637,000       2,709,517
       7.750%, due 05/15/11.................    5,500,000       5,678,750
      Owens-Illinois, Inc. 7.500%, due
        05/15/10(a).........................    5,000,000       5,043,750
      Stone Container Finance Co. 7.375%,
        due 07/15/14(a).....................    2,000,000       1,870,000
                                                          ---------------
                                                               44,732,017
                                                          ---------------
      ELECTRIC - 0.7%
      Mirant Americas General LLC 9.125%,
        due 05/01/31(a).....................    7,500,000       7,987,500
      Mirant North America LLC 7.375%, due
        12/31/13(a).........................    5,000,000       5,100,000
                                                          ---------------
                                                               13,087,500
                                                          ---------------
      ELECTRIC SERVICES - 1.3%
      Duke Energy Co. 5.375%, due
        01/01/09............................    6,500,000       6,489,788
      Midwest Generation LLC 8.750%, due
        05/01/34............................    5,000,000       5,450,000
      Pacific Gas & Electric Co. 4.800%, due
        03/01/14(a).........................    2,500,000       2,399,878
      PSEG Energy Holdings LLC 8.500%, due
        06/15/11............................    5,500,000       5,940,000
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10........................    5,000,000       4,848,955
                                                          ---------------
                                                               25,128,621
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      ELECTRIC UTILITIES - 2.1%
      Edison Mission Energy Co. 7.750%, due
        06/15/16............................. $ 10,000,000 $    10,650,000
      Mission Energy Holding Co. 13.500%,
        due 07/15/08.........................    2,000,000       2,215,000
      Nevada Power Co. 5.875%, due
        01/15/15.............................    3,500,000       3,501,298
      NRG Energy, Inc.
       7.250%, due 02/01/14..................    5,000,000       5,050,000
       7.375%, due 01/15/17..................    4,000,000       4,020,000
      PPL Energy Supply LLC 6.400%, due
        11/01/11.............................    2,000,000       2,072,662
      Reliant Energy, Inc.
       6.750%, due 12/15/14..................    5,400,000       5,305,500
       9.500%, due 07/15/13..................    5,500,000       5,926,250
                                                           ---------------
                                                                38,740,710
                                                           ---------------
      ELECTRONICS - 0.4%
      NXP B.V./NXP Funding LLC 7.875%, due
        10/15/14 (144A)(a)(b)................    7,300,000       7,546,375
                                                           ---------------
      ENERGY - 0.4%
      Pacific Energy Partners LP / Pacific
        Energy Finance Corp. 6.250%, due
        09/15/15.............................    1,000,000         979,256
      Williams Partners LP/Williams Partners
        Finance Corp. 7.250%, due 02/01/17
        (144A)(b)............................    5,975,000       6,124,375
                                                           ---------------
                                                                 7,103,631
                                                           ---------------
      ENERGY EQUIPMENT & SERVICES - 0.2%
      Hornbeck Offshore Services, Inc.
        6.125%, due 12/01/14.................    3,500,000       3,355,625
                                                           ---------------
      ENTERTAINMENT & LEISURE - 0.9%
      AMC Entertainment, Inc.
       8.000%, due 03/01/14..................    8,000,000       7,980,000
       11.000%, due 02/01/16.................    2,275,000       2,565,062
      Cinemark USA, Inc. 9.000%, due
        02/01/13.............................    2,600,000       2,769,000
      Seneca Gaming Corp. 7.250%, due
        05/01/12.............................    3,500,000       3,578,750
                                                           ---------------
                                                                16,892,812
                                                           ---------------
      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 10.000%, due
        12/15/16 (144A)(b)...................    4,375,000       4,407,812
      Allied Waste North America, Inc.
       5.750%, due 02/15/11..................    4,000,000       3,890,000
       7.875%, due 04/15/13..................    6,000,000       6,217,500
       7.250%, due 03/15/15(a)...............    7,500,000       7,546,875
                                                           ---------------
                                                                22,062,187
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------------
      SECURITY                                   PAR             VALUE
      DESCRIPTION                               AMOUNT          (NOTE 2)
      -------------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - 0.3%
      Alamosa Delaware, Inc. 11.000%, due
        07/31/10............................ $  1,500,000    $     1,621,101
      Hughes Network Systems LLC/HNS
        Finance Corp. 9.500%, due
        04/15/14............................    2,175,000          2,281,031
      MDP Acquisitions 9.625%, due
        10/01/12............................    1,850,000          1,970,250
                                                             ---------------
                                                                   5,872,382
                                                             ---------------
      FOOD & DRUG RETAILING - 0.2%
      Supervalu, Inc. 7.500%, due
        11/15/14............................    3,300,000          3,457,417
                                                             ---------------
      FOOD PRODUCTS - 0.4%
      Dole Food Co., Inc. 8.750%, due
        07/15/13(a).........................    6,200,000          6,045,000
      Land O' Lakes, Inc. 9.000%, due
        12/15/10............................    1,900,000          2,025,875
                                                             ---------------
                                                                   8,070,875
                                                             ---------------
      FOOD RETAILERS - 0.8%
      Dominos, Inc. 8.250%, due
        07/01/11(a).........................    4,183,000          4,355,549
      Ingles Markets, Inc. 8.875%, due
        12/01/11............................    5,000,000          5,237,500
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12........................    5,825,000          5,941,500
                                                             ---------------
                                                                  15,534,549
                                                             ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Alliance Imaging 7.250%, due
        12/15/12(a).........................    2,975,000          2,841,125
      CDRV Investors, Inc. 0.000%/9.625%,
        due 01/01/15(c).....................    6,050,000          4,719,000
      Fresenius Med Cap Trust II 7.875%, due
        02/01/08............................    1,050,000          1,068,375
      Hanger Orthopedic Group, Inc.
        10.250%, due 06/01/14(a)............    2,450,000          2,541,875
      Vanguard Health Holding Co. II 9.000%,
        due 10/01/14........................    5,000,000          5,087,500
                                                             ---------------
                                                                  16,257,875
                                                             ---------------
      HEALTH CARE PROVIDERS & SERVICES - 2.4%
      Ameripath, Inc. 10.500%, due
        04/01/13(a).........................    5,500,000          5,981,250
      Bio-Rad Laboratories, Inc. 6.125%, due
        12/15/14............................    6,000,000          5,835,000
      DaVita, Inc. 7.250%, due
        03/15/15(a).........................    7,500,000          7,687,500
      HCA, Inc. 9.125%, due 11/15/14
        (144A)(a)(b)........................    5,100,000          5,463,375
      HCA, Inc. 6.375%, due 01/15/15(a).....    5,500,000          4,675,000
      Select Medical Corp. 7.625%, due
        02/01/15............................    2,825,000          2,358,875

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      Tenet Healthcare Corp.
       7.375%, due 02/01/13(a).............. $  3,525,000 $     3,256,219
       9.875%, due 07/01/14(a)..............    3,000,000       3,067,500
       9.250%, due 02/01/15(a)..............    3,500,000       3,517,500
      UnitedHealth Group, Inc. 4.875%, due
        04/01/13(a).........................    3,000,000       2,904,876
                                                          ---------------
                                                               44,747,095
                                                          ---------------
      HOMEBUILDERS - 0.3%
      Beazer Homes USA, Inc. 6.500%, due
        11/15/13(a).........................    5,000,000       4,900,000
      William Lyon Homes, Inc. 10.750%, due
        04/01/13(a).........................    1,500,000       1,436,250
                                                          ---------------
                                                                6,336,250
                                                          ---------------
      HOTELS, RESTAURANTS & LEISURE - 5.1%
      Boyd Gaming Corp.
       8.750%, due 04/15/12.................    3,125,000       3,281,250
       7.125%, due 02/01/16.................    4,500,000       4,500,000
      Dennys Holdings, Inc. 10.000%, due
        10/01/12(a).........................    5,000,000       5,300,000
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12(a).........................    2,000,000       1,895,000
      Gaylord Entertainment Co.
       8.000%, due 11/15/13.................    7,500,000       7,818,750
       6.750%, due 11/15/14.................    5,000,000       4,987,500
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13............................    6,000,000       6,547,500
      Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................    3,000,000       3,150,000
       7.000%, due 03/01/14.................    9,000,000       9,000,000
      Landry's Restaurants, Inc. 7.500%, due
        12/15/14(a).........................    6,500,000       6,386,250
      Las Vegas Sands Corp. 6.375%, due
        02/15/15(a).........................    6,000,000       5,842,500
      Mandalay Resort Group 9.375%, due
        02/15/10(a).........................    2,000,000       2,150,000
      MGM Mirage, Inc. 6.750%, due
        09/01/12............................    6,500,000       6,435,000
      Park Place Entertainment Corp. 9.375%,
        due 02/15/07........................    1,750,000       1,756,562
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12...............    3,100,000       3,208,500
      River Rock Entertainment Authority
        9.750%, due 11/01/11................    4,800,000       5,112,000
      Scientific Games Corp. 6.250%, due
        12/15/12............................    2,500,000       2,456,250
      Station Casinos, Inc. 6.500%, due
        02/01/14............................    4,500,000       4,021,875

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10-09/15/14
        (144A)(b)............................ $  7,300,000 $     7,513,250
      Wynn Las Vegas LLC/Wynn Las Vegas
        Capital 6.625%, due 12/01/14.........    4,500,000       4,494,375
                                                           ---------------
                                                                95,856,562
                                                           ---------------
      HOUSEHOLD DURABLES - 0.3%
      Standard Pacific Corp. 7.000%, due
        08/15/15(a)..........................    6,000,000       5,805,000
                                                           ---------------
      INDUSTRIAL-DIVERSIFIED - 0.4%
      Clarke American Corp. 11.750%, due
        12/15/13.............................    3,500,000       3,762,500
      Park-Ohio Industries, Inc. 8.375%, due
        11/15/14.............................    4,000,000       3,750,000
                                                           ---------------
                                                                 7,512,500
                                                           ---------------
      MACHINERY - 0.2%
      Gardner Denver, Inc. 8.000%, due
        05/01/13.............................    4,100,000       4,284,500
      Manitowoc Co., Inc. 7.125%, due
        11/01/13.............................      350,000         355,250
                                                           ---------------
                                                                 4,639,750
                                                           ---------------
      MEDIA - 4.5%
      Allbritton Communications Co. 7.750%,
        due 12/15/12.........................    7,500,000       7,612,500
      CCH I LLC/CCH I Capital Corp. 11.000%,
        due 10/01/15(a)......................   12,500,000      12,890,625
      Century Communications Corp. - Class A
        9.500%, due 03/01/05*(a).............    1,850,000       2,247,750
      Charter Communications 10.250%, due
        09/15/10.............................    4,540,000       4,772,675
      DirecTV Holdings LLC/DirecTV
        Financing Co.........................
       8.375%, due 03/15/13..................    1,625,000       1,698,125
       6.375%, due 06/15/15..................    8,000,000       7,710,000
      EchoStar DBS Corp.
       6.375%, due 10/01/11..................    6,000,000       5,977,500
       7.125%, due 02/01/16..................    6,000,000       6,030,000
      FrontierVision Operating Partners LP,
        Series B 11.875%, due
        09/15/07*(a).........................    1,000,000       1,330,000
      Interpublic Group of Cos., Inc. 6.250%,
        due 11/15/14.........................    2,485,000       2,323,475
      Lin Television Corp. 6.500%, due
        05/15/13(a)..........................    7,000,000       6,702,500
      Mediacom Broadband LLC 8.500%, due
        10/15/15(a)..........................    2,725,000       2,772,687
      Mediacom LLC 9.500%, due
        01/15/13(a)..........................    6,500,000       6,727,500

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Paxson Communications Corp.
        11.624%, due 01/15/13
        (144A)(b)(e)........................ $  2,000,000 $     2,035,000
      Radio One, Inc. 6.375%, due
        02/15/13(a).........................    2,000,000       1,880,000
      Sinclair Broadcast Group, Inc.
       8.000%, due 03/15/12.................    2,107,000       2,186,013
       8.750%, due 12/15/11.................    2,000,000       2,092,500
      Warner Music Group 7.375%, due
        04/15/14............................    7,500,000       7,462,500
                                                          ---------------
                                                               84,451,350
                                                          ---------------
      METALS & MINING - 1.5%
      AK Steel Corp. 7.750%, due
        06/15/12(a).........................    4,000,000       4,050,000
      Allegheny Ludlum Corp. 6.950%, due
        12/15/25............................    4,000,000       4,100,000
      Century Aluminum Co. 7.500%, due
        08/15/14(a).........................    3,500,000       3,565,625
      Novelis, Inc. 7.254%, due 02/15/15
        (144A)(a)(b)........................    6,000,000       5,835,000
      Peabody Energy Corp.
       5.875%, due 04/15/16.................    4,500,000       4,410,000
       7.375%, due 11/01/16.................    3,500,000       3,727,500
      Timken Co. 5.750%, due 02/15/10.......    1,500,000       1,485,297
                                                          ---------------
                                                               27,173,422
                                                          ---------------
      OFFICE FURNISHINGS & SUPPLIES - 0.2%
      ACCO Brands Corp. 7.625%, due
        08/15/15(a).........................    3,425,000       3,382,188
                                                          ---------------

      OIL & GAS - 6.6%
      Airgas, Inc. 6.250%, due 07/15/14.....    4,000,000       3,880,000
      Chesapeake Energy Corp. 6.250%, due
        01/15/18............................   10,000,000       9,675,000
      Dynegy Holdings, Inc.
       6.875%, due 04/01/11(a)..............    2,375,000       2,386,875
       8.375%, due 05/01/16(a)..............    5,500,000       5,802,500
      El Paso Corp.
       7.000%, due 05/15/11.................   15,000,000      15,637,500
       7.750%, due 01/15/32.................    4,500,000       4,950,000
      El Paso Production Holding Co. 7.750%,
        due 06/01/13........................    3,000,000       3,153,750
      Ferrellgas LP 6.750%, due 05/01/14....    5,500,000       5,376,250
      Ferrellgas Partners LLP 8.750%, due
        06/15/12............................    4,000,000       4,120,000
      Foundation Pennsylvania Coal Co.
        7.250%, due 08/01/14(a).............    5,000,000       5,112,500
      Grant Prideco, Inc. 6.125%, due
        08/15/15............................    3,000,000       2,940,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Hanover Compressor Co.
       8.625%, due 12/15/10.................. $  3,000,000 $     3,150,000
       7.500%, due 04/15/13..................    1,850,000       1,877,750
      Inergy LP/Inergy Finance Corp. 8.250%,
        due 03/01/16.........................    5,500,000       5,802,500
      KCS Energy, Inc. 7.125%, due
        04/01/12.............................    5,000,000       4,887,500
      Kerr-McGee Corp. 6.950%, due
        07/01/24.............................    6,000,000       6,406,512
      MarkWest Energy Partners LP /
        MarkWest Energy Finance Corp.
       6.875%, due 11/01/14..................    5,000,000       4,850,000
       8.500%, due 07/15/16 (144A)(b)........      825,000         858,000
      Pioneer Natural Resources Co., Series A
        7.200%, due 01/15/28.................    1,510,000       1,429,765
      Pogo Producing Co. 6.625%, due
        03/15/15.............................    8,500,000       8,138,750
      Pride International, Inc. 7.375%, due
        07/15/14.............................    1,500,000       1,556,250
      Quicksilver Resources, Inc. 7.125%,
        due 04/01/16.........................    2,400,000       2,358,000
      Range Resources Corp. 7.375%, due
        07/15/13.............................    2,575,000       2,652,250
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.............................    8,000,000       8,031,952
      Sonat, Inc. 7.625%, due 07/15/11.......    1,500,000       1,597,500
      Williams Cos., Inc. 7.875%, due
        09/01/21.............................    6,650,000       7,165,375
                                                           ---------------
                                                               123,796,479
                                                           ---------------
      OIL & GAS EXPLORATION & PRODUCTION - 1.3%
      Complete Production Services, Inc.
        8.000%, due 12/15/16 (144A)(b).......    6,250,000       6,406,250
      Dresser-Rand Group, Inc. 7.375%, due
        11/01/14.............................    4,750,000       4,809,375
      Forest Oil Corp. 8.000%, due
        06/15/08.............................    1,500,000       1,543,125
      Houston Exploration Co. 7.000%, due
        06/15/13.............................    6,025,000       5,904,500
      Tesoro Corp. 6.250%, due 11/01/12......    6,500,000       6,500,000
                                                           ---------------
                                                                25,163,250
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.3%
      Abitibi-Consolidated, Inc. 8.550%, due
        08/01/10(a)..........................    8,002,000       7,641,910
      Bowater, Inc.
       6.500%, due 06/15/13..................    4,000,000       3,670,000
       9.500%, due 10/15/12(a)...............    4,000,000       4,160,000
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10.........................    5,400,000       5,427,000
      Domtar, Inc. 7.875%, due 10/15/11......    4,000,000       4,170,000

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - CONTINUED
       Jefferson Smurfit Corp.
        8.250%, due 10/01/12............... $  1,750,000 $     1,715,000
        7.500%, due 06/01/13(a)............    4,000,000       3,780,000
       Norske Skog Canada 7.375%, due
         03/01/14..........................    6,500,000       6,191,250
       Rock-Tenn Co. 8.200%, due
         08/15/11..........................    2,575,000       2,729,500
       Tembec Industries, Inc. 7.750%, due
         03/15/12(a).......................    2,000,000       1,180,000
       Tembec Industries, Inc. (Yankee)
         8.625%, due 06/30/09(a)...........    2,350,000       1,621,500
                                                         ---------------
                                                              42,286,160
                                                         ---------------
       PERSONAL PRODUCTS - 0.3%
       Playtex Products, Inc. 9.375%, due
         06/01/11(a).......................    5,000,000       5,237,500
                                                         ---------------
       PHARMACEUTICALS - 0.9%
       Angiotech Pharmaceuticals, Inc.
         7.750%, due 04/01/14 (144A)(b)....    5,000,000       4,375,000
       Mylan Laboratories, Inc. 6.375%, due
         08/15/15..........................    6,500,000       6,467,500
       Warner Chilcott Corp. 8.750%, due
         02/01/15..........................    5,525,000       5,690,750
                                                         ---------------
                                                              16,533,250
                                                         ---------------
       PUBLISHING - 0.9%
       Dex Media West, Series B 9.875%, due
         08/15/13..........................    3,418,000       3,742,710
       Idearc, Inc. 8.000%, due 11/15/16
         (144A)(b).........................   12,000,000      12,240,000
                                                         ---------------
                                                              15,982,710
                                                         ---------------
       REAL ESTATE - 0.6%
       Felcor Lodging LP (REIT) 8.500%, due
         06/01/11..........................    2,260,000       2,418,200
       Host Marriott LP (REIT)
        7.000%, due 08/15/12...............    6,150,000       6,273,000
        6.375%, due 03/15/15(a)............    3,000,000       2,973,750
                                                         ---------------
                                                              11,664,950
                                                         ---------------
       RETAIL-MULTILINE - 1.3%
       Bon-Ton Stores, Inc. (The) 10.250%,
         due 03/15/14(a)...................    3,200,000       3,288,000
       Brookstone Co., Inc. 12.000%, due
         10/15/12(a).......................    2,725,000       2,677,313
       Linens 'n Things, Inc. 10.999%, due
         01/15/14(a).......................    5,025,000       4,899,375
       Michaels Stores, Inc. 10.000%, due
         11/01/14 (144A)(b)................    3,000,000       3,135,000
       Neiman Marcus Group, Inc. (The)
         9.000%, due 10/15/15(a)...........    1,825,000       2,000,656

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      RETAIL-MULTILINE - CONTINUED
      Rite Aid Corp.
       8.125%, due 05/01/10.................. $  6,500,000 $     6,670,625
       6.875%, due 08/15/13..................    2,200,000       1,963,500
                                                           ---------------
                                                                24,634,469
                                                           ---------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
      Freescale Semiconductor, Inc. 8.875%,
        due 12/15/14 (144A)(b)...............    9,250,000       9,215,313
                                                           ---------------

      SOFTWARE - 1.1%
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13.........................    4,000,000       4,020,000
      Serena Software, Inc. 10.375%, due
        03/15/16.............................    3,500,000       3,731,875
      Sungard Data Systems, Inc.
       9.125%, due 08/15/13(b)...............    5,500,000       5,802,500
       10.250%, due 08/15/15(a)..............    6,400,000       6,864,000
                                                           ---------------
                                                                20,418,375
                                                           ---------------

      TELECOMMUNICATION SERVICES-DIVERSIFIED - 3.6%
      Cincinnati Bell, Inc. 8.375%, due
        01/15/14(a)..........................   16,500,000      17,036,250
      Hellas Telecommunications
        Luxembourg II 11.115%, due
        01/15/15 (144A)(b)...................    4,000,000       4,035,000
      Intelsat Bermuda, Ltd. 9.250%, due
        06/15/16 (144A)(b)...................    2,500,000       2,700,000
      Intelsat Subsidiary Holding Co. Ltd.
        8.250%, due 01/15/13.................    7,000,000       7,140,000
      Nordic Telephone Holdings Co. 8.875%,
        due 05/01/16 (144A)(b)...............    7,625,000       8,196,875
      Qwest Capital Funding, Inc. 7.900%, due
        08/15/10(a)..........................   12,500,000      13,078,125
      Qwest Communications International,
        Inc. 7.250%, due 02/15/11............    7,500,000       7,706,250
      Qwest Corp. 7.625%, due
        06/15/15(a)..........................    2,000,000       2,150,000
      Syniverse Technologies, Inc. 7.750%,
        due 08/15/13.........................    5,000,000       5,012,500
                                                           ---------------
                                                                67,055,000
                                                           ---------------

      TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
      Centennial Communications Corp.
        10.000%, due 01/01/13(a).............    8,000,000       8,550,000
      Dobson Communications Corp. 8.875%,
        due 10/01/13(a)......................    8,500,000       8,701,875
      Nextel Communications, Inc. 7.375%,
        due 08/01/15.........................    7,000,000       7,184,877
      Nextel Partners, Inc. 8.125%, due
        07/01/11.............................    5,900,000       6,172,875

       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Rogers Wireless Communications, Inc.
         7.250%, due 12/15/12............... $  2,650,000 $     2,822,250
       Rural Cellular Corp. 9.750%, due
         01/15/10(a)........................    9,000,000       9,292,500
                                                          ---------------
                                                               42,724,377
                                                          ---------------

       TEXTILES, APPAREL & LUXURY GOODS - 0.8%
       Elizabeth Arden, Inc. 7.750%, due
         01/15/14...........................    8,500,000       8,606,250
       INVISTA, Inc. 9.250%, due 05/01/12
         (144A)(b)..........................    5,500,000       5,926,250
                                                          ---------------
                                                               14,532,500
                                                          ---------------

       TRANSPORTATION - 0.7%
       Offshore Logistics 6.125%, due
         06/15/13...........................    7,460,000       7,087,000
       CHC Helicopter Corp. 7.375%, due
         05/01/14...........................    6,000,000       5,812,500
                                                          ---------------
                                                               12,899,500
                                                          ---------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.0%
       Federal Home Loan Mortgage Corp.
         5.750%, due 04/15/08(a)............   45,000,000      45,346,500
       Federal National Mortgage Assoc.
         6.000%, due 11/01/32-04/01/36......  103,016,384     103,816,500
        6.500%, due 05/01/35-06/01/36.......   35,511,693      36,201,666
                                                          ---------------
                                                              185,364,666
                                                          ---------------
       Total Domestic Bonds & Debt
       Securities
       (Cost $1,336,011,196)                                1,352,705,164
                                                          ---------------

       CONVERTIBLE BONDS - 16.7%
       AEROSPACE & DEFENSE - 1.4%
       AAR Corp. 1.750%, due 02/01/26
         (144A)(b)..........................      900,000       1,057,500
       Alliant Techsystems, Inc. 2.750%, due
         02/15/24...........................    2,000,000       2,207,500
       Armor Holdings, Inc. 2.000%/0.000%,
         due 11/01/24(a)(f).................      800,000         968,000
       EDO Corp. 4.000%, due 11/15/25.......    5,500,000       5,321,250
       L-3 Communications Corp.
        3.000%, due 08/01/35
          (144A)(b).........................    1,500,000       1,582,500
        3.000%, due 08/01/35................    3,800,000       4,009,000
       Lockheed Martin Corp. 5.124%, due
         08/15/33(a)(e).....................    8,400,000      11,188,884
                                                          ---------------
                                                               26,334,634
                                                          ---------------

       AIRLINES - 0.1%
       Frontier Airlines, Inc. 5.000%, due
         12/15/25(a)........................    1,000,000         977,500
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      BANKS - 0.1%
      BNP Paribas 6.700%, due 12/14/07
        (144A)(b)........................... $  2,000,000 $     2,035,200
                                                          ---------------
      BIOTECHNOLOGY - 1.1%
      Amgen, Inc. 0.000%, due 03/01/32
        (144A)(a)(g)                            2,000,000       1,507,500
       0.125%, due 02/01/11(a)..............    5,000,000       4,900,000
      Genzyme Corp. 1.250%, due
        12/01/23(a).........................    6,850,000       7,158,250
      InterMune, Inc. 0.250%, due
        03/01/11(a).........................    1,000,000       1,501,250
      Millipore Corp. 3.750%, due
        06/01/26(a).........................    6,000,000       6,202,500
                                                          ---------------
                                                               21,269,500
                                                          ---------------
      BUILDING MATERIALS - 0.1%
      Masco Corp., Series B 2.113%, due
        07/20/31(g).........................    4,500,000       2,131,875
                                                          ---------------
      BUSINESS SERVICES - 0.2%
      Omnicom Group, Inc. 0.000%, due
        07/01/38(a)(g)......................    3,640,000       3,949,400
                                                          ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Charles River Associates, Inc. 2.875%,
        due 06/15/34........................    4,500,000       6,615,000
      Euronet Worldwide, Inc. 3.500%, due
        10/15/25(a).........................    1,100,000       1,175,625
      FTI Consulting, Inc. 3.750%, due
        07/15/12............................    6,500,000       7,507,500
                                                          ---------------
                                                               15,298,125
                                                          ---------------
      COMPUTERS & PERIPHERALS - 0.4%
      Cadence Design Systems, Inc. 1.375%,
        due 12/15/11 (144A)(a)(b)...........    1,800,000       1,827,000
      Electronics For Imaging, Inc. 1.500%,
        due 06/01/23(a).....................      800,000         888,000
      SanDisk Corp. 1.000%, due
        05/15/13(a).........................    5,000,000       4,450,000
                                                          ---------------
                                                                7,165,000
                                                          ---------------
      CONSTRUCTION MATERIALS - 0.4%
      Fluor Corp. 1.500%, due 02/15/24......    5,000,000       7,493,750
                                                          ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      Flir Systems, Inc. 3.000%, due
        06/01/23(a).........................    5,000,000       7,712,500
      LSI Logic Corp. 4.000%, due
        05/15/10(a).........................    7,000,000       7,218,750
                                                          ---------------
                                                               14,931,250
                                                          ---------------
      FINANCIAL-DIVERSIFIED - 0.7%
      Lehman Brothers Holdings, Inc.
        0.450%, due 10/15/07................    6,000,000       5,999,400

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      FINANCIAL-DIVERSIFIED - CONTINUED
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(g).......................... $  1,500,000 $     1,997,550
      Morgan Stanley Group, Inc. 1.000%, due
        03/30/12 (144A)(b)...................    3,780,000       4,543,560
                                                           ---------------
                                                                12,540,510
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
      American Medical Systems Holdings Inc.
        3.250%, due 07/01/36(a)..............    1,450,000       1,698,313
      Invitrogen Corp.
       1.500%, due 02/15/24..................    1,800,000       1,545,750
       3.250%, due 06/15/25..................    6,500,000       6,150,625
      Medtronic, Inc. 1.500%, due
        04/15/11(a)..........................    1,300,000       1,384,500
                                                           ---------------
                                                                10,779,188
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 0.9%
      Alza Corp. 0.561%, due
        07/28/20(g)(a).......................    8,000,000       7,300,000
      LifePoint Hospitals, Inc. 3.250%, due
        08/15/25 (144A)(b)...................    1,400,000       1,265,250
      Manor Care, Inc. 1.875%/2.125%, due
        08/01/35(f)..........................    5,000,000       5,675,000
      Omnicare, Inc. 3.250%, due
        12/15/35(a)..........................      875,000         763,438
      Pacificare Health Systems, Inc. 3.000%,
        due 10/15/32.........................      700,000       2,691,500
                                                           ---------------
                                                                17,695,188
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 0.6%
      Hilton Hotels Corp. 3.375%, due
        04/15/23.............................    6,800,000      10,761,000
                                                           ---------------
      INDUSTRIAL-DIVERSIFIED - 0.6%
      3M Co. 2.400%, due
        11/21/32(e)(g)(a)....................    1,200,000       1,101,000
      Actuant Corp. 2.000%, due
        11/15/23(a)..........................    1,400,000       1,844,500
      Danaher Corp. 1.407%, due
        01/22/21(g)(a).......................    1,600,000       1,708,000
      Roper Industries, Inc. 1.481%/0.000%,
        due 01/15/34(a)(f)...................   10,180,000       6,667,900
                                                           ---------------
                                                                11,321,400
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      Carnival Corp. 1.132%/0.000% due
        04/29/33(a)(f).......................      700,000         512,750
                                                           ---------------
      MEDIA - 1.4%
      Liberty Media Corp.
       4.000%, due 11/15/29..................    1,700,000       1,143,250
       3.500%, due 01/15/31..................    5,500,000       5,513,750
       3.250%, due 03/15/31..................    8,250,000       6,919,687

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       Sinclair Broadcast Group, Inc.
        6.000%, due 09/15/12................ $  5,000,000 $     4,600,000
        4.875%/2.000%, due 07/15/18(f)......    3,000,000       2,756,250
       Walt Disney Co. 2.125%, due
         04/15/23(a)........................    3,500,000       4,270,000
                                                          ---------------
                                                               25,202,937
                                                          ---------------
       METALS & MINING - 0.4%
       Placer Dome, Inc. 2.750%, due
         10/15/23...........................    5,550,000       7,624,313
                                                          ---------------
       OIL & GAS - 1.5%
       Devon Energy Corp. 4.900%, due
         08/15/08(a)........................    4,000,000       5,560,000
       Hanover Compressor Co. 4.750%, due
         01/15/14...........................    6,000,000       8,602,500
       Pride International, Inc. 3.250%, due
         05/01/33(a)........................    1,600,000       2,018,000
       Quicksilver Resources, Inc. 1.875%,
         due 11/01/24(a)....................    3,000,000       4,215,000
       Schlumberger, Ltd. 1.500%, due
         06/01/23(a)........................    4,000,000       7,075,000
                                                          ---------------
                                                               27,470,500
                                                          ---------------
       PHARMACEUTICALS - 1.8%
       Alexion Pharmaceuticals, Inc. 1.375%,
         due 02/01/12(a)....................      500,000         719,375
       BioMarin Pharmaceutical, Inc.
        3.500%, due 06/15/08(a).............    1,300,000       1,553,500
        2.500%, due 03/29/13................      500,000         607,500
       CV Therapeutics, Inc.
        2.750%, due 05/16/12................      700,000         711,375
        3.250%, due 08/16/13(a).............    4,000,000       3,535,000
       Decode Genetics, Inc. 3.500%, due
         04/15/11...........................    4,750,000       3,532,812
       MGI Pharma, Inc. 1.682%/0.000%, due
         03/02/24(f)........................    8,500,000       5,673,750
       Nektar Therapeutics 3.250%, due
         09/28/12 (144A)(b).................      900,000         903,375
       SFBC International, Inc. 2.250%, due
         08/15/24...........................    2,000,000       1,855,000
       Teva Pharmaceutical Finance B.V.
         0.375%, due 11/15/22...............    2,500,000       3,621,875
       Teva Pharmaceutical Industries, Ltd.
         0.250%, due 02/01/24(a)............    1,600,000       1,648,000
       Wyeth 5.109%, due 01/15/24(e)(a).....    8,000,000       8,724,800
                                                          ---------------
                                                               33,086,362
                                                          ---------------
       RETAIL-MULTILINE - 0.1%
       Best Buy Co., Inc. 2.250%, due
         01/15/22(a)........................      900,000       1,004,625

       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       RETAIL-MULTILINE - CONTINUED
       Pier 1 Imports, Inc. 6.375%/6.125%,
         due 02/15/36 (144A)(b)(f).......... $    900,000 $       825,750
                                                          ---------------
                                                                1,830,375
                                                          ---------------
       ROAD & RAIL - 0.5%
       CSX Corp. 0.063%, due 10/30/21(g)....    7,500,000       9,290,625
                                                          ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Amkor Technology, Inc. 5.000%, due
         03/15/07(a)........................    1,100,000       1,101,375
       Cypress Semiconductor Corp. 1.250%,
         due 06/15/08.......................    1,800,000       2,252,250
       Intel Corp. 2.950%, due 12/15/35(a)..    6,000,000       5,460,000
                                                          ---------------
                                                                8,813,625
                                                          ---------------
       SOFTWARE - 0.7%
       Mentor Graphics Corp.
        7.018%, due 08/06/23(e).............      800,000         830,640
        6.250%, due 03/01/26 (144A)(b)......      800,000       1,046,000
       Open Solutions, Inc.
        1.467%, due 02/02/35................      575,000         451,962
        1.467%, due 02/02/35 (144A)(b)......    1,925,000       1,513,088
       Openwave Systems, Inc. 2.750%, due
         09/09/08(a)........................    2,900,000       2,798,500
       SINA Corp. 0.000%, due
         07/15/23(g)........................    1,200,000       1,476,000
       Symantec Corp. 0.750%, due 06/15/11
         (144A)(b)..........................    4,000,000       4,840,000
                                                          ---------------
                                                               12,956,190
                                                          ---------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.9%
       ADC Telecommunications, Inc. 5.729%,
         due 06/15/13(e)(a).................    2,400,000       2,307,000
       Amdocs, Ltd. 0.500%, due
         03/15/24(a)........................    1,100,000       1,172,875
       Comverse Technology, Inc. 0.000%, due
         05/15/23(g)(a).....................    3,000,000       3,787,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b).............      900,000         984,375
       Juniper Networks, Inc. 0.000%, due
         06/15/08(g)(a).....................    1,200,000       1,303,500
       NII Holdings, Inc. 2.750%, due
         08/15/25 (144A)(b).................    1,600,000       2,322,000
       Qwest Communications International,
         Inc. 3.500%, due 11/15/25(a).......    3,000,000       4,706,250
                                                          ---------------
                                                               16,583,500
                                                          ---------------
       TELECOMMUNICATION SERVICES-WIRELESS - 0.1%
       Nextel Communications, Inc. 5.250%,
         due 01/15/10(a)....................    2,500,000       2,471,875
                                                          ---------------
       Total Convertible Bonds
       (Cost $287,926,696)                                    310,526,572
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 1.0%
       BANKS - 0.1%
       Commerce Bancorp, Inc.(a).............      49,400 $     1,742,338
                                                          ---------------
       BEVERAGES - 0.2%
       Constellation Brands, Inc.*(a)........     146,380       4,247,948
                                                          ---------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
       Avaya, Inc.*(a).......................     215,301       3,009,908
                                                          ---------------
       ENERGY EQUIPMENT & SERVICES - 0.0%
       Rowan Companies, Inc.(a)..............      14,200         471,440
                                                          ---------------
       INSURANCE - 0.2%
       Chubb Corp. (The).....................      70,020       3,704,758
                                                          ---------------
       IT CONSULTING & SERVICES - 0.1%
       Affiliated Computer Services, Inc. -
         Class A*(a).........................      16,100         786,324
                                                          ---------------
       MEDIA - 0.2%
       Charter Communications, Inc.*(a)......     166,500         509,490
       Interpublic Group of Cos., Inc.*(a)...     296,294       3,626,638
                                                          ---------------
                                                                4,136,128
                                                          ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       PT Indah Kiat Pulp & Paper Corp.*.....   1,867,500         195,191
                                                          ---------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.0%
       Sprint Nextel Corp.(a)................      21,000         396,690
                                                          ---------------
       Total Common Stocks
       (Cost $17,295,803)                                      18,690,725
                                                          ---------------

       PREFERRED STOCKS - 3.7%
       AUTOMOBILES - 0.1%
       Ford Motor Co. 6.500%, due
         01/15/32(a).........................      60,000       2,052,000
                                                          ---------------
       BANKS - 0.5%
       Marshall & Ilsley Corp. 6.500%, due
         08/15/07(a).........................     300,000       8,181,000
       Sovereign Capital Trust IV 4.375%, due
         03/01/34(a).........................      31,400       1,562,150
                                                          ---------------
                                                                9,743,150
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.1%
       United Rentals Trust I 6.500%, due
         08/01/28............................      29,929       1,466,521
                                                          ---------------
       ELECTRIC UTILITIES - 0.4%
       NRG Energy, Inc. 4.000%, due
         12/31/49(a).........................         900       1,338,750
       NRG Energy, Inc. 5.750%, due
         03/16/09(a).........................      25,000       6,746,875
                                                          ---------------
                                                                8,085,625
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      --------------------------------------------------------------------

      FINANCIAL-DIVERSIFIED - 0.4%
      Lehman Brothers Holdings, Inc. 6.250%,
        due 10/15/07(a).......................     140,000 $     3,852,800
      Morgan Stanley 9.500%, due 05/12/07
        (144A)(b).............................      60,000       3,247,800
                                                           ---------------
                                                                 7,100,600
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 0.0%
      Omnicare, Inc., Series B 4.000%, due
        06/15/33..............................      15,300         822,222
                                                           ---------------
      INSURANCE - 0.1%
      XL Capital Ltd. 7.000%, due 02/15/09....      40,000       1,060,000
                                                           ---------------
      MEDIA - 0.1%
      Interpublic Group of Cos., Inc.-Series B
        5.250%, due 12/31/49 (144A)(b)........       1,440       1,593,000
                                                           ---------------
      OIL & GAS - 0.9%
      Chesapeake Energy Corp. 4.500%, due
        12/31/49 (a)..........................      45,000       4,196,250
      El Paso Corp. 4.990%, due 12/31/49......       4,000       5,310,000
      Williams Cos., Inc. 5.500%, due
        06/01/33..............................      65,000       7,978,750
                                                           ---------------
                                                                17,485,000
                                                           ---------------
      PHARMACEUTICALS - 0.3%
      Schering Plough Corp. 6.000%, due
        09/14/07 (a)..........................     120,000       6,826,800
                                                           ---------------
      REAL ESTATE - 0.1%
      Simon Property Group, Inc. (REIT)
        6.000%, due 12/31/49..................      15,200       1,237,280
                                                           ---------------
      U.S. GOVERNMENT AGENCY - 0.1%
      Federal National Mortgage Assoc.
        5.375%, due 12/31/49..................          15       1,500,219
                                                           ---------------
      UTILITIES - 0.6%
      PNM Resources, Inc. 6.750%, due
        05/16/08 (a)..........................     200,000      10,568,000
                                                           ---------------
      Total Preferred Stocks
      (Cost $65,300,860)                                        69,540,417
                                                           ---------------

      CONVERTIBLE PREFERRED STOCK - 0.1%
      FINANCE-DIVERSIFIED - 0.1%
      Morgan Stanley 7.300%, due 12/14/07
      (144A)(b) (Cost - $1,668,430)                100,000       1,780,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 4.3%
      State Street Bank and Trust Co.,
      Repurchase Agreement dated 12/29/06
      at 3.40% to be repurchased at
      $80,588,433 on 01/02/07 collateralized
      by $ 79,845,000 FHLB 5.800% due
      09/02/08 with a value of $82,173,520.
      (Cost - $80,558,000)                   $ 80,558,000 $    80,558,000
                                                          ---------------

      TOTAL INVESTMENTS - 98.5%
      (Cost $1,788,760,985)                                 1,833,800,878

      Other Assets and Liabilities (net) - 1.5%                28,192,068
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 1,861,992,946
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $352,687,981 and the collateral received consisted of cash in the amount of $360,136,280.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $218,995,148 of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Security is in default and/or issuer is in bankruptcy.

(e) Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(f) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(g) Zero coupon bond - Interest rate represents current yield to maturity.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

      LORD ABBETT BOND DEBENTURE PORTFOLIO

      ASSETS
         Investments, at value (Note 2)*                   $1,753,242,878
         Repurchase Agreement                                  80,558,000
         Cash                                                   2,363,833
         Collateral on securities on loan                     360,136,280
         Receivable for Trust shares sold                       1,518,422
         Dividends receivable                                     156,399
         Interest receivable                                   26,078,389
                                                           --------------
            Total assets                                    2,224,054,201
                                                           --------------
      LIABILITIES
         Payables for:
            Trust shares redeemed                                 680,504
            Distribution and services fees - Class B              162,468
            Distribution and services fees - Class E                4,726
            Collateral on securities on loan                  360,136,280
            Investment advisory fee payable (Note 3)              778,147
            Administration fee payable                             16,186
            Custodian and accounting fees payable                 195,661
         Accrued expenses                                          87,283
                                                           --------------
            Total liabilities                                 362,061,255
                                                           --------------
      NET ASSETS                                           $1,861,992,946
                                                           ==============
      NET ASSETS REPRESENTED BY:
         Paid in surplus                                   $1,761,301,056
         Distributions in excess of net realized gain         (12,698,543)
         Unrealized appreciation on investments                45,039,893
         Undistributed net investment income                   68,350,540
                                                           --------------
            Total                                          $1,861,992,946
                                                           ==============
      NET ASSETS
         Class A                                           $1,059,007,991
                                                           ==============
         Class B                                              765,853,771
                                                           ==============
         Class E                                               37,131,184
                                                           ==============
      CAPITAL SHARES OUTSTANDING
         Class A                                               84,678,506
                                                           ==============
         Class B                                               61,631,213
                                                           ==============
         Class E                                                2,983,799
                                                           ==============
      NET ASSET VALUE AND OFFERING PRICE PER SHARE
         Class A                                           $        12.51
                                                           ==============
         Class B                                                    12.43
                                                           ==============
         Class E                                                    12.44
                                                           ==============

      --------------------------------------------------------------------
      *Investments at cost, excluding Repurchase Agreement $1,708,202,985

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

    LORD ABBETT BOND DEBENTURE PORTFOLIO

    INVESTMENT INCOME:
        Dividends                                               $  4,032,306
        Interest (1)                                             105,381,901
                                                                ------------
           Total investment income                               109,414,207
                                                                ------------
    EXPENSES:
        Investment advisory fee (Note 3)                           8,565,789
        Administration fees                                          196,588
        Custody and accounting fees                                  392,549
        Distribution fee - Class B                                 1,828,520
        Distribution fee - Class E                                    53,330
        Transfer agent fees                                           85,861
        Audit                                                         32,866
        Legal                                                         66,748
        Trustee fees and expenses                                     12,582
        Shareholder reporting                                        112,178
        Insurance                                                     33,504
        Other                                                         21,242
                                                                ------------
        Total expenses                                            11,401,757
                                                                ------------
        Net investment income                                     98,012,450
                                                                ------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on:
           Investments                                            13,509,202
                                                                ------------
              Net realized gain on investments                    13,509,202
                                                                ------------
        Net change in unrealized appreciation on:
           Investments                                            41,735,574
                                                                ------------
        Net change in unrealized appreciation on investments      41,735,574
                                                                ------------
        Net realized and unrealized gain on investments           55,244,776
                                                                ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $153,257,226
                                                                ============
    ------------------------------------------------------------------------
    (1)Interest income includes net security lending income of: $  1,062,875

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LORD ABBETT BOND DEBENTURE PORTFOLIO

                                                                                Year Ended      Year Ended
                                                                               December 31,    December 31,
                                                                                   2006            2005
                                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                     $   98,012,450  $   79,861,468
    Net realized gain on investments                                              13,509,202      17,094,325
    Net change in unrealized appreciation (depreciation) on investments           41,735,574     (69,925,194)
                                                                              --------------  --------------
    Net increase in net assets resulting from operations                         153,257,226      27,030,599
                                                                              --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                                   (66,714,042)    (38,404,393)
       Class B                                                                   (48,111,532)    (29,739,968)
       Class E                                                                    (2,402,380)     (1,545,546)
                                                                              --------------  --------------
    Net decrease in net assets resulting from distributions                     (117,227,954)    (69,689,907)
                                                                              --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
    Proceeds from shares sold
       Class A                                                                   301,777,898     423,404,168
       Class B                                                                    72,840,849     122,275,162
       Class E                                                                     4,228,603       3,619,433
    Net asset value of shares issued through acquisition
       Class A                                                                   100,219,524              --
       Class B                                                                            --              --
       Class E                                                                            --              --
    Net asset value of shares issued through dividend reinvestment
       Class A                                                                    66,714,042      38,404,393
       Class B                                                                    48,111,532      29,739,968
       Class E                                                                     2,402,380       1,545,546
    Cost of shares repurchased
       Class A                                                                  (285,485,123)   (102,526,415)
       Class B                                                                   (75,533,472)   (204,969,710)
       Class E                                                                    (5,365,456)     (4,204,845)
                                                                              --------------  --------------
    Net increase in net assets from capital share transactions                   229,910,777     307,287,700
                                                                              --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                     265,940,049     264,628,392
    Net assets at beginning of period                                          1,596,052,897   1,331,424,505
                                                                              --------------  --------------
    Net assets at end of period                                               $1,861,992,946  $1,596,052,897
                                                                              ==============  ==============
    Net assets at end of period includes undistributed net investment income  $   68,350,540  $   83,857,906
                                                                              ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                               CLASS A
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                           2006        2005       2004       2003       2002
                                                                       --------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.28     $12.63     $12.04     $10.24     $11.22
                                                                       --------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.71 (a)   0.75 (a)   0.70 (a)   0.73 (a)   0.77 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.39      (0.52)      0.31       1.27      (0.79)
                                                                       --------     ------     ------     ------     ------
Total from Investment Operations......................................     1.10       0.23       1.01       2.00      (0.02)
                                                                       --------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.87)     (0.58)     (0.42)     (0.20)     (0.96)
Distributions from Net Realized Capital Gains.........................       --         --         --         --         --
                                                                       --------     ------     ------     ------     ------
Total Distributions...................................................    (0.87)     (0.58)     (0.42)     (0.20)     (0.96)
                                                                       --------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $  12.51     $12.28     $12.63     $12.04     $10.24
                                                                       ========     ======     ======     ======     ======
TOTAL RETURN                                                               9.35%      1.81%      8.43%     19.52%     (0.39)%
Ratio of Expenses to Average Net Assets**.............................     0.56%      0.56%      0.63%      0.70%      0.70 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................      N/A        N/A        N/A       0.67%(b)   0.77 %
Ratio of Net Investment Income to Average Net Assets..................     5.85%      5.92%      5.65%      6.52%      7.43 %
Portfolio Turnover Rate...............................................     36.7%      42.1%      39.8%      36.9%      45.8 %
Net Assets, End of Period (in millions)............................... $1,059.0     $856.4     $520.3     $234.6     $202.1

                                                                                               CLASS B
                                                                       ----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------------------------------
                                                                           2006        2005       2004       2003       2002
                                                                       --------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  12.19     $12.54     $11.97     $10.21     $11.20
                                                                       --------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.67 (a)   0.71 (a)   0.69 (a)   0.69 (a)   0.72 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     0.40      (0.52)      0.29       1.46      (0.76)
                                                                       --------     ------     ------     ------     ------
Total from Investment Operations......................................     1.07       0.19       0.98       2.15      (0.04)
                                                                       --------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.83)     (0.54)     (0.41)     (0.20)     (0.95)
Distributions from Net Realized Capital Gains.........................       --         --         --      (0.19)        --
                                                                       --------     ------     ------     ------     ------
Total Distributions...................................................    (0.83)     (0.54)     (0.41)     (0.39)     (0.95)
                                                                       --------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $  12.43     $12.19     $12.54     $11.97     $10.21
                                                                       ========     ======     ======     ======     ======
TOTAL RETURN                                                               9.15%      1.49%      8.17%     19.15%     (0.57)%
Ratio of Expenses to Average Net Assets**.............................     0.81%      0.81%      0.88%      0.96%      0.95 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................      N/A        N/A        N/A       0.91%(b)   1.05 %
Ratio of Net Investment Income to Average Net Assets..................     5.59%      5.65%      5.61%      6.11%      7.12 %
Portfolio Turnover Rate...............................................     36.7%      42.1%      39.8%      36.9%      45.8 %
Net Assets, End of Period (in millions)...............................   $765.9     $704.5     $776.0     $758.2     $197.4

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS E
LORD ABBETT BOND DEBENTURE PORTFOLIO                                   --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006       2005       2004       2003     2002(B)
                                                                       ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $12.21     $12.57     $12.00     $10.22     $11.27
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income.................................................   0.69 (a)   0.72 (a)   0.70 (a)   0.70 (a)   0.53 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.38      (0.52)      0.29       1.28      (0.62)
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   1.07       0.20       0.99       1.98      (0.09)
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income..................................  (0.84)     (0.56)     (0.42)     (0.20)     (0.96)
Distributions from Net Realized Capital Gains.........................     --         --         --         --         --
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (0.84)     (0.56)     (0.42)     (0.20)     (0.96)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $12.44     $12.21     $12.57     $12.00     $10.22%
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                             9.18%      1.60%      8.24%     19.35%     (1.03)%
Ratio of Expenses to Average Net Assets**.............................   0.71%      0.71%      0.78%      0.86%      0.85 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    N/A        N/A        N/A       0.81%(c)   0.98 %*
Ratio of Net Investment Income to Average Net Assets..................   5.69%      5.76%      5.67%      6.10%      7.12 %*
Portfolio Turnover Rate...............................................   36.7%      42.1%      39.8%      36.9%      45.8 %
Net Assets, End of Period (in millions)............................... $ 37.1      $35.1      $35.2      $22.8       $2.5

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett Bond Debenture Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                      Expiring   Expiring
     Portfolio                              Total    12/31/2007 12/31/2008
     ---------                            ---------- ---------- ----------

     Lord Abbett Bond Debenture Portfolio $8,332,196 $4,020,940 $4,311,256

Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002, which are subject to an annual limitation of $3,688,483.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2006  % per annum     Average Daily Assets
---------                            ------------------ ----------- ----------------------------

Lord Abbett Bond Debenture Portfolio     $8,565,789        0.60%    First $250 Million

                                                           0.55%    $250 Million to $500 Million

                                                           0.50%    $500 Million to $1 Billion

                                                           0.45%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                  Shares Issued   Shares Issued              Net Increase
                                                  in Connection      Through                  (Decrease)
                           Beginning    Shares   with Acquisition   Dividend      Shares      in Shares     Ending
                            Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding    Shares
-                          ---------- ---------- ---------------- ------------- -----------  ------------ ----------

Lord Abbett Bond Debenture
  Portfolio

 Class A
 12/31/2006                69,757,308 24,775,781    8,485,998       5,663,331   (24,003,912)  14,921,198  84,678,506
 12/31/2005                41,181,242 33,692,711           --       3,127,394    (8,244,039)  28,576,066  69,757,308

 Class B
 12/31/2006                57,782,647  6,012,269           --       4,101,580    (6,265,283)   3,848,566  61,631,213
 12/31/2005                61,868,653  9,905,225           --       2,439,702   (16,430,933)  (4,086,006) 57,782,647

 Class E
 12/31/2006                 2,877,504    348,709           --         204,632      (447,046)     106,295   2,983,799
 12/31/2005                 2,796,287    289,293           --         126,580      (334,656)      81,217   2,877,504

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                               Purchases                        Sales
                                     ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
                                     --------------- -------------- --------------- --------------

Lord Abbett Bond Debenture Portfolio  $174,055,508    $584,606,800   $186,353,244    $408,347,751

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal        Gross         Gross
                                       Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost      Appreciation (Depreciation)  Appreciation
---------                            -------------- ------------ -------------- --------------

Lord Abbett Bond Debenture Portfolio $1,794,914,986 $66,098,085   $(27,212,193)  $38,885,892

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                Value of     Value of
                                               Securities   Collateral
                                              ------------ ------------

         Lord Abbett Bond Debenture Portfolio $352,687,981 $360,136,280

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income      Long-Term Capital Gain          Total
                                     ------------------------ ---------------------- ------------------------
                                         2006        2005     2006        2005           2006        2005
                                     ------------ ----------- ----        ----       ------------ -----------

Lord Abbett Bond Debenture Portfolio $117,227,954 $69,689,907 $--         $--        $117,227,954 $69,689,907

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
                                     ------------- ------------- ------------ ------------------ ------------

Lord Abbett Bond Debenture Portfolio  $68,930,962   $1,207,230   $38,885,892     $(8,332,196)    $100,691,888

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all of the net assets of Convertible Securities Portfolio, a series of The Travelers Series Trust ("Convertible Securities"), pursuant to a plan of reorganization approved by Convertible Securities shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 8,485,998 Class A shares of Bond Debenture (valued at $100.2 million) in exchange for the 8,068,461 Class A shares of Convertible Securities outstanding on April 28, 2006. Convertible Securities Class A net assets at that date ($100.2 million), including $6,800,593 of unrealized appreciation were combined with those of Bond Debenture Class A. The cost of securities acquired in the tax-free exchange by Bond Debenture from Convertible Securities was $93,008,142. The aggregate Class A net assets of Bond Debenture and Convertible Securities immediately before the acquisition were $981,050,225 and $100,219,524, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $1,081,269,749.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

11. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value Portfolio, each a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Bond Debenture Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that

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the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer
Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                  Lord Abbett
                          Growth and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index/1/ gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5%--well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P 600 SmallCap Index/2/, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100 Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

PORTFOLIO REVIEW

Your Portfolio class A shares returned 18.03% for the twelve months ended December 31, 2006, compared with its benchmark, the S&P 500(R) Index, which returned 15.79% for the same period. The Portfolio outperformed the S&P 500(R) Index for the twelve-month period ended December 31, 2006.
The top contributor to relative performance was stock selection within the utilities sector. AT&T Corp. performed well, benefiting from merger activity and growth in the wireless business. Comcast Corp. was also a strong performer, reporting a surprisingly strong profit increase for the second and third quarters of 2006, exceeding analysts' expectations. Profits were fueled by the company's acquisition of Adelphia's cable properties, which investors viewed positively. Stock selection within the technology sector also aided relative performance as Raytheon, an aerospace and defense company, outperformed following reports of increased sales for its respective products. Finally, stock selection within the other energy sector aided relative performance. Demand for Schlumberger's and Baker Hughes' oil services increased, as drilling and oil production increased throughout the world.

Conversely, stock selection within the financial services sector hurt relative performance. Specifically, the Portfolio's underweight of Morgan Stanley and lack of exposure to Goldman Sachs and Merrill Lynch detracted from relative performance, as these large financial institutions benefited from increased capital markets activities throughout the year. Additionally, stock selection within the materials and processing sector detracted as gold stock Newmont Mining underperformed due to certain issues surrounding its mines abroad.

OUTLOOK

We completed another year of what is now a four-year bull market. Rising stock prices in the U.S. and abroad have been driven by increased profits, strong fundamentals, and support from benign inflation and interest rates. However, we do not expect profits to sustain their current growth rates and believe single-digit profit growth is more likely going forward. Although we do not anticipate a major decline, we expect revenue and earnings growth to slow moderately.

We are finding opportunities within consumer staples, healthcare and utilities, which typically are less economically sensitive. Earnings of companies within these sectors tend not to be highly correlated with economic activity and therefore, these companies have benefited less from the strong cyclical profits in recent years. We have steadily increased our exposure to these sectors, as they offer positive fundamentals and important catalysts that we expect will lead to positive relative performance. While increasing exposure to these more stable sectors, we have harvested gains from the more cyclical parts of the Portfolio, e.g. producer durables and materials & processing, which have benefited from economic expansion, have experienced a dramatic margin increase, and are now earning at or above their long term normalized potential.

THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TEAM MANAGED

The Portfolio is managed by a team of investment managers and analysts. Eli M. Salzmann and Sholom Dinsky head the team and have the joint and primary responsibility for the day-to-day management of the Portfolio. The other senior member of the team is Kenneth G. Fuller. Messrs. Dinsky and Salzmann are Partners of Lord Abbett. Messrs. Salzmann, Dinsky, and Fuller have been with Lord Abbett since 1997, 2000 and 2002, respectively.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The S&P Composite 1500 combines three leading indices--the S&P 500(R) Index, the S&P MidCap 400(R) Index, and the S&P SmallCap 600(R) Index--to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500 offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.

/2/The S&P SmallCap 600(R) Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    5.84%
                 ---------------------------------------------
                 Procter & Gamble Co. (The)           4.10%
                 ---------------------------------------------
                 Citigroup, Inc.                      3.73%
                 ---------------------------------------------
                 AT&T, Inc.                           2.63%
                 ---------------------------------------------
                 General Electric Co.                 2.59%
                 ---------------------------------------------
                 Kraft Foods, Inc.--Class A           2.34%
                 ---------------------------------------------
                 Novartis AG (ADR)                    2.12%
                 ---------------------------------------------
                 Wyeth                                2.08%
                 ---------------------------------------------
                 American International Group, Inc.   2.07%
                 ---------------------------------------------
                 Bank of America Corp.                1.83%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                      [CHART]

Non-Cyclical                 31.7%
Financials                   21.0%
Energy                       10.7%
Industrials                  10.2%
Communications                8.1%
Utilities                     7.6%
Basic Materials               6.5%
Technology                    3.0%
Cyclical                      1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO             FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                LORD, ABBETT & CO. LLC VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                     S&P 500               Fund
                     -------             --------
12/31/1996           $10,000             $10,000
12/31/1997            13,336              12,460
12/31/1998            17,147              14,065
12/31/1999            20,754              16,395
12/31/2000            18,862              18,802
12/31/2001            16,619              17,717
12/31/2002            12,946              14,537
12/31/2003            16,662              19,052
12/31/2004            18,473              21,516
12/31/2005            19,380              22,310
12/31/2006            22,443              26,329


    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  18.03% 11.38% 8.24%   10.17%   12.34%
    Class B             17.78% 11.11% 7.99%      --     8.12%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 15.79% 10.44% 6.19%    8.42%   10.95%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,118.05        $2.83
  Hypothetical (5% return before expenses)     1,000.00      1,022.53         2.70
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,116.60        $4.16
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.6%
        AEROSPACE & DEFENSE - 3.2%
        General Dynamics Corp................   450,810 $    33,517,723
        Lockheed Martin Corp.................   156,900      14,445,783
        Northrop Grumman Corp................     6,934         469,432
        Raytheon Co.......................... 1,049,327      55,404,466
        Rockwell Collins, Inc................   242,177      15,327,382
                                                        ---------------
                                                            119,164,786
                                                        ---------------
        BANKS - 5.5%
        Bank of America Corp................. 1,291,886      68,973,793
        Bank of New York Co., Inc............   844,372      33,242,926
        BB&T Corp............................    90,000       3,953,700
        Fifth Third Bancorp..................   156,700       6,413,731
        Marshall & Ilsley Corp.(a)...........   458,220      22,044,964
        Regions Financial Corp...............   243,000       9,088,200
        SunTrust Banks, Inc..................   375,349      31,698,223
        U.S. Bancorp.........................   763,936      27,646,844
        Zions Bancorporation.................    61,300       5,053,572
                                                        ---------------
                                                            208,115,953
                                                        ---------------
        BEVERAGES - 4.7%
        Anheuser-Busch Cos., Inc.............   312,285      15,364,422
        Coca-Cola Co.........................   703,528      33,945,226
        Coca-Cola Enterprises, Inc.(a).......   956,671      19,535,222
        Diageo Plc (ADR).....................   765,561      60,716,643
        PepsiCo, Inc.........................   761,954      47,660,222
                                                        ---------------
                                                            177,221,735
                                                        ---------------
        CHEMICALS - 1.6%
        Air Products & Chemicals, Inc........    79,260       5,570,393
        Monsanto Co..........................   673,720      35,390,512
        Praxair, Inc.........................   353,374      20,965,679
                                                        ---------------
                                                             61,926,584
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.6%
        Automatic Data Processing, Inc.......   610,798      30,081,801
        Hertz Global Holdings, Inc.*.........   514,343       8,944,425
        Pitney Bowes, Inc....................    77,200       3,565,868
        Waste Management, Inc................ 1,483,221      54,538,036
                                                        ---------------
                                                             97,130,130
                                                        ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.0%
        Motorola, Inc........................    14,600         300,176
                                                        ---------------
        COMPUTERS & PERIPHERALS - 2.0%
        Hewlett-Packard Co...................   870,700      35,864,133
        International Business Machines Corp.    97,514       9,473,485
        Sun Microsystems, Inc.*.............. 5,253,599      28,474,507
                                                        ---------------
                                                             73,812,125
                                                        ---------------
        CONSTRUCTION & ENGINEERING - 0.4%
        Fluor Corp.(a).......................   164,857      13,460,574
                                                        ---------------
        ELECTRIC SERVICES - 0.8%
        Southern Co.(a)......................   851,090      31,371,177
                                                        ---------------

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      ELECTRIC UTILITIES - 6.4%
      Ameren Corp.(a)...........................   385,475 $    20,711,572
      Consolidated Edison, Inc.(a)..............   247,300      11,887,711
      Dominion Resources, Inc...................   340,412      28,540,142
      DTE Energy Co.(a).........................    31,300       1,515,233
      Duke Energy Corp..........................   542,800      18,026,388
      Entergy Corp..............................    78,700       7,265,584
      FPL Group, Inc.(a)........................   841,338      45,785,614
      PG&E Corp................................. 1,217,601      57,629,055
      PPL Corp..................................   827,474      29,656,668
      Progress Energy, Inc.(a)..................   438,047      21,499,347
                                                           ---------------
                                                               242,517,314
                                                           ---------------
      ENERGY EQUIPMENT & SERVICES - 2.7%
      Emerson Electric Co.......................   848,966      37,430,911
      Schlumberger, Ltd......................... 1,047,286      66,146,584
                                                           ---------------
                                                               103,577,495
                                                           ---------------
      FINANCIAL - DIVERSIFIED - 10.0%
      American Express Co.......................    62,100       3,767,607
      Capital One Financial Corp................   120,100       9,226,082
      Citigroup, Inc............................ 2,521,649     140,455,849
      Countrywide Financial Corp................   176,000       7,471,200
      Fannie Mae................................   970,026      57,609,844
      Freddie Mac...............................   807,025      54,796,998
      JPMorgan Chase & Co....................... 1,289,851      62,299,803
      Mellon Financial Corp.....................   525,325      22,142,449
      Mitsubishi UFJ Financial Group, Inc. (ADR)   725,337       9,030,446
      Morgan Stanley............................   127,800      10,406,754
                                                           ---------------
                                                               377,207,032
                                                           ---------------
      FOOD & DRUG RETAILING - 2.3%
      Kraft Foods, Inc. - Class A(a)............ 2,470,913      88,211,594
                                                           ---------------
      FOOD PRODUCTS - 1.7%
      Campbell Soup Co.(a)...................... 1,259,474      48,980,944
      Kellogg Co.(a)............................   278,735      13,953,474
                                                           ---------------
                                                                62,934,418
                                                           ---------------
      FOOD RETAILERS - 1.6%
      Kroger Co. (The).......................... 2,559,453      59,046,581
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
      Boston Scientific Corp.*.................. 2,735,779      47,000,683
      Johnson & Johnson.........................   346,249      22,859,359
                                                           ---------------
                                                                69,860,042
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 1.7%
      Aetna, Inc................................   149,200       6,442,456
      Baxter International, Inc................. 1,263,691      58,622,625
                                                           ---------------
                                                                65,065,081
                                                           ---------------
      HOUSEHOLD PRODUCTS - 6.4%
      Clorox Co.................................   616,736      39,563,614
      Colgate-Palmolive Co......................   140,900       9,192,316

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        -------------------------------------------------------------------

        HOUSEHOLD PRODUCTS - CONTINUED
        Kimberly-Clark Corp...................   551,311 $    37,461,583
        Procter & Gamble Co. (The)............ 2,403,847     154,495,247
                                                         ---------------
                                                             240,712,760
                                                         ---------------
        INDUSTRIAL - DIVERSIFIED - 2.7%
        3M Co.................................    33,788       2,633,099
        General Electric Co................... 2,624,815      97,669,366
                                                         ---------------
                                                             100,302,465
                                                         ---------------
        INSURANCE - 4.5%
        ACE, Ltd..............................   339,857      20,585,138
        Allstate Corp. (The)..................   247,652      16,124,622
        American International Group, Inc..... 1,090,401      78,138,136
        Hartford Financial Services Group,
          Inc. (The)..........................    28,634       2,671,839
        Lincoln National Corp.................   229,200      15,218,880
        MBIA, Inc.(a).........................   196,141      14,330,061
        St. Paul Travelers Cos., Inc. (The)...    73,500       3,946,215
        XL Capital, Ltd. - Class A(a).........   261,440      18,828,909
                                                         ---------------
                                                             169,843,800
                                                         ---------------
        INTERNET SOFTWARE & SERVICES - 1.2%
        IAC/InterActiveCorp.*(a).............. 1,237,155      45,972,680
                                                         ---------------
        MACHINERY - 1.2%
        Caterpillar, Inc......................   265,425      16,278,515
        Deere & Co............................     5,800         551,406
        Eaton Corp............................    51,533       3,872,190
        Illinois Tool Works, Inc..............   209,000       9,653,710
        Parker Hannifin Corp..................   179,401      13,792,349
                                                         ---------------
                                                              44,148,170
                                                         ---------------
        MEDIA - 2.8%
        Comcast Corp. - Special - Class A*.... 1,616,706      67,707,647
        Gannett Co., Inc......................    61,300       3,706,198
        Idearc, Inc.*.........................       667          19,110
        Liberty Media Holding Corp. - Class A*    41,700       4,085,766
        News Corp. - Class B..................   541,415      12,051,898
        Time Warner, Inc......................   863,316      18,803,022
                                                         ---------------
                                                             106,373,641
                                                         ---------------
        METALS & MINING - 3.3%
        Barrick Gold Corp..................... 2,152,603      66,084,912
        Newmont Mining Corp...................   980,787      44,282,533
        Phelps Dodge Corp.....................   124,380      14,890,774
                                                         ---------------
                                                             125,258,219
                                                         ---------------
        OIL & GAS - 8.5%
        Chesapeake Energy Corp.(a)............   440,400      12,793,620
        Chevron Corp..........................   454,600      33,426,738
        Devon Energy Corp.....................   314,500      21,096,660
        El Paso Corp.(a)...................... 1,480,719      22,625,386
        Exxon Mobil Corp...................... 2,870,700     219,981,741
        Occidental Petroleum Corp.............    72,600       3,545,058
        Williams Cos., Inc. (The).............   241,763       6,314,850
                                                         ---------------
                                                             319,784,053
                                                         ---------------

      ----------------------------------------------------------------------
      SECURITY                               SHARES/PAR       VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - 1.2%
      International Paper Co...............     1,329,625 $    45,340,213
                                                          ---------------
      PHARMACEUTICALS - 9.8%
      Abbott Laboratories..................       548,400      26,712,564
      AstraZeneca Plc (ADR)(a).............       404,231      21,646,570
      Bristol-Myers Squibb Co..............     1,035,675      27,258,966
      Medco Health Solutions, Inc.*........       125,424       6,702,658
      MedImmune, Inc.*.....................       531,614      17,208,345
      Merck & Co., Inc.....................       330,060      14,390,616
      Novartis AG (ADR)....................     1,390,429      79,866,242
      Pfizer, Inc..........................       612,003      15,850,878
      Sanofi-Aventis (ADR).................       739,100      34,124,247
      Schering-Plough Corp.................       901,266      21,305,928
      Teva Pharmaceutical Industries,
        Ltd. (ADR).........................       856,284      26,613,307
      Wyeth................................     1,540,091      78,421,434
                                                          ---------------
                                                              370,101,755
                                                          ---------------
      RETAIL - MULTILINE - 1.2%
      CVS Corp.............................       365,200      11,288,332
      Federated Department Stores, Inc.....       289,932      11,055,107
      Wal-Mart Stores, Inc.................       462,400      21,353,632
                                                          ---------------
                                                               43,697,071
                                                          ---------------
      SOFTWARE - 0.1%
      Symantec Corp.*......................       222,600       4,641,210
                                                          ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
      AT&T, Inc............................     2,774,517      99,188,983
      BellSouth Corp.......................       742,267      34,968,198
      Embarq Corp..........................           575          30,222
      Sprint Nextel Corp...................        11,500         217,235
      Verizon Communications, Inc..........        13,350         497,154
                                                          ---------------
                                                              134,901,792
                                                          ---------------
      Total Common Stocks (Cost $2,981,327,589)             3,602,000,626
                                                          ---------------

      ESCROWED SHARES - 0.0%
      ESC Seagate Technology(b)
        (Cost $0)..........................        10,300              10
                                                          ---------------
      SHORT-TERM INVESTMENT - 4.1%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/29/06 at 3.40% to be repurchased
        at $155,652,780 on 01/02/07
        collateralized by $159,845,000 FHLB
        at 4.375% due 09/17/10 with a value
        of $158,709,461.
        (Cost $155,594,000)................ $ 155,594,000     155,594,000
                                                          ---------------

      TOTAL INVESTMENTS - 99.7%
      (Cost $3,136,921,589)                                 3,757,594,636

      Other Assets and Liabilities (net) - 0.3%                11,014,501
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 3,768,609,137
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $233,392,553 and the collateral received consisted of cash in the amount of $238,771,117.

(b) Illiquid securities representing 0.0% of net assets.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LORD ABBETT GROWTH AND INCOME PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                                 $3,602,000,636
   Repurchase Agreement                                                               155,594,000
   Cash                                                                                     2,048
   Collateral on securities on loan                                                   238,771,117
   Receivable for investments sold                                                     28,311,404
   Receivable for Trust shares sold                                                     1,565,017
   Dividends receivable                                                                 5,537,489
   Interest receivable                                                                     44,085
                                                                                   --------------
     Total assets                                                                   4,031,825,796
                                                                                   --------------
LIABILITIES
   Payables for:
     Investments purchased                                                             20,050,359
     Trust shares redeemed                                                              2,141,014
     Distribution and services fees - Class B                                             338,772
     Collateral on securities on loan                                                 238,771,117
     Investment advisory fee payable (Note 3)                                           1,567,001
     Administration fee payable                                                            30,993
     Custodian and accounting fees payable                                                270,980
   Accrued expenses                                                                        46,423
                                                                                   --------------
     Total liabilities                                                                263,216,659
                                                                                   --------------
NET ASSETS                                                                         $3,768,609,137
                                                                                   ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                 $2,964,969,024
   Accumulated net realized gain                                                      145,669,203
   Unrealized appreciation on investments                                             620,673,047
   Undistributed net investment income                                                 37,297,863
                                                                                   --------------
     Total                                                                         $3,768,609,137
                                                                                   ==============
NET ASSETS
   Class A                                                                         $2,172,099,546
                                                                                   ==============
   Class B                                                                          1,596,509,591
                                                                                   ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                             73,977,334
                                                                                   ==============
   Class B                                                                             54,680,361
                                                                                   ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                         $        29.36
                                                                                   ==============
   Class B                                                                                  29.20
                                                                                   ==============

-------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                              $2,981,327,589

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

LORD ABBETT GROWTH AND INCOME PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                                    $ 70,445,325
   Interest (2)                                                                        4,430,327
                                                                                    ------------
       Total investment income                                                        74,875,652
                                                                                    ------------
EXPENSES:
   Investment advisory fee (Note 3)                                                   17,136,570
   Administration fees                                                                   374,347
   Custody and accounting fees                                                           550,144
   Distribution fee - Class B                                                          3,530,736
   Transfer agent fees                                                                    57,481
   Audit                                                                                  20,780
   Legal                                                                                  35,434
   Trustee fees and expenses                                                              12,587
   Shareholder reporting                                                                 195,382
   Insurance                                                                              68,447
   Other                                                                                  41,326
                                                                                    ------------
       Total expenses                                                                 22,023,234
       Less broker commission recapture                                                 (314,398)
                                                                                    ------------
   Net expenses                                                                       21,708,836
                                                                                    ------------
   Net investment income                                                              53,166,816
                                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                   209,170,200
       Futures contracts                                                                (201,879)
                                                                                    ------------
   Net realized gain on investments and futures contracts                            208,968,321
                                                                                    ------------
   Net change in unrealized appreciation on:
       Investments                                                                   305,297,425
                                                                                    ------------
   Net change in unrealized appreciation on investments                              305,297,425
                                                                                    ------------
   Net realized and unrealized gain on investments and futures contracts             514,265,746
                                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $567,432,562
                                                                                    ============

-------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                  $    375,081
(2)Interest income includes net security lending income of:                              238,407

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LORD ABBETT GROWTH AND INCOME PORTFOLIO

                                                                                     Year Ended      Year Ended
                                                                                    December 31,    December 31,
                                                                                        2006            2005
                                                                                   -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                           $   53,166,816  $   41,609,201
   Net realized gain on investments and futures contracts                             208,968,321     272,346,272
   Net change in unrealized appreciation (depreciation) on investments                305,297,425    (216,239,595)
                                                                                   --------------  --------------
   Net increase in net assets resulting from operations                               567,432,562      97,715,878
                                                                                   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                          (39,462,221)    (21,778,496)
     Class B                                                                          (18,016,232)     (9,144,513)
   From net realized gains
     Class A                                                                         (173,559,959)    (38,585,941)
     Class B                                                                          (95,632,060)    (22,175,743)
                                                                                   --------------  --------------
   Net decrease in net assets resulting from distributions                           (326,670,472)    (91,684,693)
                                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                                          347,527,465     593,905,654
     Class B                                                                          369,741,915      41,499,024
   Net asset value of shares issued through acquisition
     Class A                                                                                   --              --
     Class B                                                                           27,312,987              --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                          213,022,180      60,364,437
     Class B                                                                          113,648,292      31,320,256
   Cost of shares repurchased
     Class A                                                                         (506,219,557)   (540,493,579)
     Class B                                                                         (153,391,225)   (226,170,223)
                                                                                   --------------  --------------
   Net increase (decrease) in net assets from capital share transactions              411,642,057     (39,574,431)
                                                                                   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               652,404,147     (33,543,246)
   Net assets at beginning of period                                                3,116,204,990   3,149,748,236
                                                                                   --------------  --------------
   Net assets at end of period                                                     $3,768,609,137  $3,116,204,990
                                                                                   ==============  ==============
   Net assets at end of period includes undistributed net investment income        $   37,297,863  $   41,609,500
                                                                                   ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS A
LORD ABBETT GROWTH AND INCOME PORTFOLIO                                --------------------------------------------------
                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006         2005         2004         2003
                                                                       --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  27.59    $  27.44     $  24.41     $  18.86
                                                                       --------    --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.46(a)     0.40 (a)     0.33 (a)     0.23 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     4.22        0.61         2.82         5.56
                                                                       --------    --------     --------     --------
Total from Investment Operations......................................     4.68        1.01         3.15         5.79
                                                                       --------    --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.54)      (0.31)       (0.12)       (0.24)
Distributions from Net Realized Capital Gains.........................    (2.37)      (0.55)          --           --
                                                                       --------    --------     --------     --------
Total Distributions...................................................    (2.91)      (0.86)       (0.12)       (0.24)
                                                                       --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD........................................ $  29.36    $  27.59     $  27.44     $  24.41
                                                                       ========    ========     ========     ========
TOTAL RETURN                                                              18.03%       3.68%       12.92%       31.06%
Ratio of Expenses to Average Net Assets**.............................     0.54%       0.53%        0.57%        0.62%
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A         N/A          N/A         0.61%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.54%       0.55%(b)     0.56%(b)     0.62%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.64%       1.46%        1.30%        1.13%
Portfolio Turnover Rate...............................................     50.2%       45.9%        29.7%        37.0%
Net Assets, End of Period (in millions)............................... $2,172.1    $1,985.7     $1,867.5     $1,167.7

                                                                                                  CLASS B
                                                                       --------------------------------------------------
                                                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006         2005         2004         2003
                                                                       --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  27.43    $  27.27     $  24.29     $  18.78
                                                                       --------    --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................     0.39(a)     0.33 (a)     0.27 (a)     0.18 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................     4.20        0.61         2.80         5.54
                                                                       --------    --------     --------     --------
Total from Investment Operations......................................     4.59        0.94         3.07         5.72
                                                                       --------    --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................    (0.45)      (0.23)       (0.09)       (0.21)
Distributions from Net Realized Capital Gains.........................    (2.37)      (0.55)          --           --
                                                                       --------    --------     --------     --------
Total Distributions...................................................    (2.82)      (0.78)       (0.09)       (0.21)
                                                                       --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD........................................ $  29.20    $  27.43     $  27.27     $  24.29
                                                                       ========    ========     ========     ========
TOTAL RETURN                                                              17.78%       3.39%       12.65%       30.73%
Ratio of Expenses to Average Net Assets**.............................     0.79%       0.78%        0.82%        0.86%
Ratio of Expenses to Average Net Assets After Broker Rebates**........      N/A         N/A          N/A         0.86%
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................     0.79%       0.80%(b)     0.80%(b)     0.86%(b)
Ratio of Net Investment Income to Average Net Assets..................     1.40%       1.21%        1.08%        0.87%
Portfolio Turnover Rate...............................................     50.2%       45.9%        29.7%        37.0%
Net Assets, End of Period (in millions)............................... $1,596.5    $1,130.5     $1,282.3     $1,081.0

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


LORD ABBETT GROWTH AND INCOME PORTFOLIO                                --------

                                                                       --------
                                                                          2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 25.05
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.21 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (4.67)
                                                                       -------
Total from Investment Operations......................................   (4.46)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.21)
Distributions from Net Realized Capital Gains.........................   (1.52)
                                                                       -------
Total Distributions...................................................   (1.73)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $ 18.86
                                                                       =======
TOTAL RETURN                                                            (17.95)%
Ratio of Expenses to Average Net Assets**.............................    0.65 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.63 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    0.67 %
Ratio of Net Investment Income to Average Net Assets..................    0.94 %
Portfolio Turnover Rate...............................................    55.4 %
Net Assets, End of Period (in millions)...............................  $890.2


                                                                       --------

                                                                       --------
                                                                          2002
                                                                       -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 25.01
                                                                       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.17 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   (4.67)
                                                                       -------
Total from Investment Operations......................................   (4.50)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.21)
Distributions from Net Realized Capital Gains.........................   (1.52)
                                                                       -------
Total Distributions...................................................   (1.73)
                                                                       -------
NET ASSET VALUE, END OF PERIOD........................................ $ 18.78
                                                                       =======
TOTAL RETURN                                                            (18.12)%
Ratio of Expenses to Average Net Assets**.............................    0.90 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    0.88 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................    0.93 %
Ratio of Net Investment Income to Average Net Assets..................    0.78 %
Portfolio Turnover Rate...............................................    55.4 %
Net Assets, End of Period (in millions)...............................  $337.3

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett Growth and Income Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring   Expiring    Expiring
Portfolio                                  Total    12/31/2008 12/31/2009  12/31/2010
---------                               ----------- ---------- ----------- ----------

Lord Abbett Growth and Income Portfolio $46,237,772 $8,374,531 $28,690,142 $9,173,099

Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th, 2003 which are subject to an annual limitation of $5,221,647.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2006  % per annum     Average Daily Assets
---------                               ------------------ ----------- ----------------------------

Lord Abbett Growth and Income Portfolio    $17,136,570        0.60%    First $600 Million

                                                              0.55%    $600 Million to $1.1 Billion

                                                              0.50%    $1.1 Billion to $1.5 Billion

                                                              0.45%    Over $1.5 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                                                    Net
                                                     Shares Issued   Shares Issued               Increase
                                                     in Connection      Through                 (Decrease)
                              Beginning    Shares   with Acquisition   Dividend      Shares      in Shares    Ending
                               Shares       Sold        (Note 8)     Reinvestment  Repurchased  Outstanding   Shares
-                             ---------- ---------- ---------------- ------------- -----------  ----------- ----------

Lord Abbett Growth and Income
  Portfolio

 Class A
 12/31/2006                   71,979,223 12,455,155           --       7,975,372   (18,432,416)  1,998,111  73,977,334
 12/31/2005                   68,058,169 21,981,952           --       2,172,945   (20,233,843)  3,921,054  71,979,223

 Class B
 12/31/2006                   41,220,010 13,717,465    1,016,486       4,270,886    (5,544,486) 13,460,351  54,680,361
 12/31/2005                   47,020,506  1,537,759           --       1,133,970    (8,472,225) (5,800,496) 41,220,010

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                   Purchase                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Lord Abbett Growth and Income Portfolio       $--       $1,672,095,460       $--       $1,780,074,758

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross        Gross
                                          Income Tax    Unrealized   Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation Depreciation   Appreciation
---------                               -------------- ------------ ------------  --------------

Lord Abbett Growth and Income Portfolio $3,141,069,796 $641,853,299 $(25,328,459)  $616,524,840

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

       Lord Abbett Growth and Income Portfolio $233,392,553 $238,771,117

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income      Long-Term Capital Gain           Total
                                        ----------------------- ------------------------ ------------------------
                                           2006        2005         2006        2005         2006        2005
                                        ----------- ----------- ------------ ----------- ------------ -----------

Lord Abbett Growth and Income Portfolio $59,808,462 $30,923,009 $266,862,010 $60,761,684 $326,670,472 $91,684,693

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

Lord Abbett Growth and Income Portfolio  $39,089,371  $168,912,490  $616,524,840    $(20,886,588)   $803,640,113

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all of the net assets of Federated Stock Portfolio, a series of The Travelers Series Trust ("Federated Stock"), pursuant to a plan of reorganization approved by Federated Stock shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 1,016,486 Class B shares of Growth and Income (valued at $27.3 million) in exchange for the 1,773,115 Class A shares of Federated Stock outstanding on April 28, 2006. Federated Stock Class A net assets at that date ($27.3 million), including $2,884,780 of unrealized appreciation were combined with those of Growth and Income Class B. The cost of securities acquired in the tax-free exchange by Growth and Income from Federated Stock was $24,155,155. The aggregate Class B net assets of Growth and Income and Class A of Federated Stock immediately before the acquisition were $1,196,462,432 and $27,312,987, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $1,223,775,419.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


10. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett Growth and Income Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Growth and Income Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              Lord Abbett Mid-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index/1/ gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned-in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5%--well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding so, too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction small-caps, as measured by the S&P SmallCap 600(R) Index/2/, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100 Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

PORTFOLIO REVIEW

Your Portfolio returned 12.49% for the twelve months ended December 31, 2006, compared with its benchmark, the Russell MidCap(R) Index, which returned 15.26% for the same period. The most significant detractors from performance during 2006 include stock selection within the financial services, healthcare, and auto & transportation sectors. Conseco, an insurance holding company, had to decrease its 2006 earnings expectations after a large legal settlement swung it into a loss for the second quarter. The company also suffered from higher-than-expected claims, which strained the run-off segment. The largest overall detractor from performance during the year was Dana Corp, an auto parts supplier. Shares slid in the beginning of the year after the company reported significantly lower-than-expected quarterly earnings and continued to suffer after filing for bankruptcy in March. Within the healthcare sector, another significant detractor was Bausch & Lomb, an eye care company that saw shares tumble in March and April after users of its contact lens solution reported developing a rare eye fungus.

Positive factors impacting performance include stock selection within the utilities, consumer discretionary, and producer durables sectors. Within the utilities sector, Qwest Communications was one of the largest contributors. Strong profits in the first half of the year and expanding margins led the telecommunications company to a successful year. The largest overall stock contributing to performance during the year was OfficeMax. Shares of this office supply company soared after the company released strong first quarter earnings reports which greatly exceeded analysts' expectations. Investors continued to recognize the successful implementation of management's margin expansion through the year. Cummins, an engines component producer, was the largest contributor within the producer durables sector. Overall, the stock gained ground during the year, with a spike in October just after the company announced it would be raising prices on commercial generators, a move that analysts expect will raise EPS in 2007.

OUTLOOK

The market's preoccupation with predicting the track of the economy and Federal Reserve interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change. Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

We are currently agnostic on both the economy and interest rates, feeling that neither is likely to change dramatically over the next several months. As we always have, we will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. Specifically, we still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in the broadly defined business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

While our disciplined deeper-value approach sometimes leads to short-term relative underperformance, we are very enthusiastic about the longer-term prospects of our Portfolio. We feel very good about the investments we are making and believe the longer term gains should more than offset the near term relative underperformance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


THE PORTFOLIO IS ACTIVELY MANAGED AND THEREFORE, ITS HOLDINGS AND WEIGHTINGS OF A PARTICULAR ISSUER OR PARTICULAR SECTOR AS A PERCENTAGE OF PORTFOLIO ASSETS ARE SUBJECT TO CHANGE. SECTORS MAY INCLUDE MANY INDUSTRIES.

TEAM MANAGED

Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. Edward K. von der Linde, Partner and Investment Manager, leads the team. The other senior members are Eileen Banko, Howard E. Hansen, and David G. Builder. Mr. von der Linde and Mr. Hansen are jointly and primarily responsible for the day-to-day management of the Portfolio.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/1/The S&P Composite 1500 combines three leading indices--the S&P 500(R) Index, the S&P MidCap 400(R) Index, and the S&P SmallCap 600(R) Index--to form an investable benchmark of the U.S. equity market. Covering approximately 90% of the U.S. market capitalization, the S&P Composite 1500 offers investors an index with the familiar characteristics of the S&P 500 but with broader market exposure.

/2/The S&P SmallCap 600(R) Index invests in a basket of small-cap equities. A small-cap company is generally defined as a stock with a market capitalization between $300 million and $2 billion.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Sabre Holdings Corp.                       3.01%
              ---------------------------------------------------
              Qwest Communications International, Inc.   2.65%
              ---------------------------------------------------
              Interpublic Group of Cos., Inc.            2.63%
              ---------------------------------------------------
              R.H. Donnelley Corp.                       2.50%
              ---------------------------------------------------
              Clear Channel Communications, Inc.         2.30%
              ---------------------------------------------------
              R. R. Donnelley & Sons Co.                 2.28%
              ---------------------------------------------------
              Ball Corp.                                 2.23%
              ---------------------------------------------------
              Northeast Utilities                        2.10%
              ---------------------------------------------------
              Avaya, Inc.                                2.10%
              ---------------------------------------------------
              OfficeMax, Inc.                            2.08%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                     [CHART]

Consumer Discretionary                   19.2%
Consumer Staples                          3.7%
Energy                                    5.5%
Financials                               10.6%
Health Care                               6.4%
Industrials                              13.7%
Information Technology                   10.6%
Materials                                13.7%
Telecommunication Services                6.9%
Utilities                                 9.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
   LORD, ABBETT & CO. LLC VS. S&P MIDCAP(R) 400/CITIGROUP VALUE INDEX/1/ AND
                          RUSSELL MIDCAP(R) INDEX/2/
                           Growth Based on $10,000+

                              [CHART]

                                Lord Abbett Mid cap   S&P 400 Mid Cap/
               Russell Midcap    Value Portfolio    CitiGroup Value Index
               --------------   -----------------   ---------------------
 8/20/1997        $10,000        $10,000               $10,000
12/31/1997         10,678         10,490                11,191
12/31/1998         11,757         10,606                11,606
12/31/1999         13,902         11,211                11,301
12/31/2000         15,049         17,139                13,506
12/31/2001         14,203         18,527                13,699
12/31/2002         11,904         16,802                12,407
12/31/2003         16,675         21,196                16,601
12/31/2004         20,046         26,458                19,453
12/31/2005         22,583         28,649                21,548
12/31/2006         26,028         32,229                24,698


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the year ended 12/31/06)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Mid-Cap
--  Value Portfolio--Class A   12.49% 14.99% 11.71%      13.31%
    Class B                    12.18% 14.70% 11.42%      11.94%
    ------------------------------------------------------------------
    S&P MidCap(R) 400/
- - Citigroup Value Index/1/   14.62% 14.16% 12.51%      10.08%
    ------------------------------------------------------------------
--  Russell Midcap(R) Index/2/ 15.26% 16.00% 12.88%      10.57%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P MidCap(R) 400/Citigroup Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. The Indices do not include fees or expenses and are not available for direct investment.

/2/The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.3 billion; the median market capitalization was approximately $3.9 billion. The largest company in the Index had a market capitalization of $14.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap(R) Index returns are based on an inception date of 8/20/97. The S&P MidCap(R) 400/Citigroup Value Index returns are based on an inception date of 8/1/97.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                              BEGINNING      ENDING      EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/06      12/31/06    7/1/06-12/31/06
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,116.10        $4.16
  Hypothetical (5% return before expenses)     1,000.00      1,021.27         3.97
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,114.60         5.49
  Hypothetical (5% return before expenses)     1,000.00      1,020.01         5.24
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    COMMON STOCKS - 96.7%
    BEVERAGES - 1.0%
    Coca-Cola Enterprises, Inc........................ 177,287 $   3,620,201
                                                               -------------
    CHEMICALS - 6.7%
    Chemtura Corp..................................... 443,200     4,268,016
    Eastman Chemical Co............................... 119,900     7,111,269
    Monsanto Co.......................................  79,300     4,165,629
    Mosaic Co.*(a).................................... 325,700     6,956,952
    Potash Corp. of Saskatchewan, Inc.................  13,434     1,927,510
                                                               -------------
                                                                  24,429,376
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 8.9%
    Allied Waste Industries, Inc.*(a)................. 318,200     3,910,678
    R. R. Donnelley & Sons Co......................... 232,724     8,271,011
    R.H. Donnelley Corp.(a)........................... 145,000     9,095,850
    Sabre Holdings Corp............................... 342,500    10,922,325
                                                               -------------
                                                                  32,199,864
                                                               -------------
    COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
    Avaya, Inc.*...................................... 546,300     7,637,274
    Tellabs, Inc.*.................................... 518,500     5,319,810
                                                               -------------
                                                                  12,957,084
                                                               -------------
    CONTAINERS & PACKAGING - 3.7%
    Ball Corp......................................... 185,500     8,087,800
    Pactiv Corp.*..................................... 152,100     5,428,449
                                                               -------------
                                                                  13,516,249
                                                               -------------
    ELECTRIC UTILITIES - 6.8%
    Ameren Corp.(a)................................... 127,600     6,855,948
    CMS Energy Corp.*................................. 434,400     7,254,480
    Northeast Utilities............................... 271,300     7,639,808
    Puget Energy, Inc................................. 118,700     3,010,232
                                                               -------------
                                                                  24,760,468
                                                               -------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
    Hubbell, Inc. - Class B(a)........................ 126,400     5,714,544
                                                               -------------
    ENERGY EQUIPMENT & SERVICES - 1.9%
    GlobalSantaFe Corp................................ 115,300     6,777,334
                                                               -------------
    FOOD & DRUG RETAILING - 1.4%
    Safeway, Inc...................................... 144,600     4,997,376
                                                               -------------
    FOOD RETAILERS - 1.2%
    Kroger Co. (The).................................. 188,100     4,339,467
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
    Bausch & Lomb, Inc.(a)............................  79,100     4,117,946
                                                               -------------
    HEALTH CARE PROVIDERS & SERVICES - 1.0%
    Aetna, Inc........................................  86,000     3,713,480
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 2.7%
    Brinker International, Inc........................ 159,750     4,818,060
    OSI Restaurant Partners, Inc...................... 125,200     4,907,840
                                                               -------------
                                                                   9,725,900
                                                               -------------

    ------------------------------------------------------------------------
                                                                  VALUE
    SECURITY DESCRIPTION                               SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    HOUSEHOLD DURABLES - 4.3%
    American Greetings Corp. - Class A(a)............. 159,900 $   3,816,813
    Newell Rubbermaid, Inc............................ 122,900     3,557,955
    Snap-On, Inc...................................... 111,700     5,321,388
    Tupperware Corp.(a)............................... 129,900     2,937,039
                                                               -------------
                                                                  15,633,195
                                                               -------------
    INSURANCE - 9.1%
    ACE, Ltd..........................................  56,100     3,397,977
    Conseco, Inc.*.................................... 213,300     4,261,734
    Everest Reinsurance Group, Ltd....................  34,100     3,345,551
    Genworth Financial, Inc. - Class A................  95,800     3,277,318
    PartnerRe, Ltd.(a)................................  99,100     7,039,073
    PMI Group, Inc. (The).............................  31,000     1,462,270
    SAFECO Corp.......................................  56,000     3,502,800
    XL Capital, Ltd. - Class A........................  94,300     6,791,486
                                                               -------------
                                                                  33,078,209
                                                               -------------
    INTERNET SOFTWARE & SERVICES - 2.2%
    McAfee, Inc.*..................................... 251,800     7,146,084
    Openwave Systems, Inc.*(a)........................  80,000       738,400
                                                               -------------
                                                                   7,884,484
                                                               -------------
    MACHINERY - 2.3%
    Cummins, Inc......................................  27,200     3,214,496
    Timken Co. (The).................................. 174,700     5,097,746
                                                               -------------
                                                                   8,312,242
                                                               -------------
    MEDIA - 4.9%
    Clear Channel Communications, Inc................. 234,800     8,344,792
    Interpublic Group of Cos., Inc.*(a)............... 781,600     9,566,784
                                                               -------------
                                                                  17,911,576
                                                               -------------
    OIL & GAS - 6.0%
    EOG Resources, Inc................................ 104,200     6,507,290
    Halliburton Co.................................... 191,700     5,952,285
    NiSource, Inc..................................... 306,000     7,374,600
    Southwest Gas Corp.(a)............................  47,500     1,822,575
                                                               -------------
                                                                  21,656,750
                                                               -------------
    PAPER & FOREST PRODUCTS - 2.8%
    Bowater, Inc.(a).................................. 185,100     4,164,750
    MeadWestvaco Corp................................. 203,500     6,117,210
                                                               -------------
                                                                  10,281,960
                                                               -------------
    PHARMACEUTICALS - 4.0%
    King Pharmaceuticals, Inc.*....................... 455,500     7,251,560
    Mylan Laboratories, Inc........................... 367,775     7,340,789
                                                               -------------
                                                                  14,592,349
                                                               -------------
    REAL ESTATE - 1.2%
    Host Hotels & Resorts, Inc. (REIT)................ 172,100     4,225,055
                                                               -------------
    RETAIL - MULTILINE - 0.8%
    Federated Department Stores, Inc..................  78,988     3,011,813
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                SHARES/PAR    VALUE
        DESCRIPTION                               AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        RETAIL - SPECIALTY - 3.3%
        Foot Locker, Inc.......................    210,400 $   4,614,072
        OfficeMax, Inc.........................    152,000     7,546,800
                                                           -------------
                                                              12,160,872
                                                           -------------
        SOFTWARE - 3.3%
        Cadence Design Systems, Inc.*..........    378,600     6,780,726
        Sybase, Inc.*(a).......................    203,600     5,028,920
                                                           -------------
                                                              11,809,646
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 7.9%
        ADC Telecommunications, Inc.*..........    316,700     4,601,651
        CenturyTel, Inc........................     85,500     3,732,930
        Embarq Corp............................    109,800     5,771,088
        JDS Uniphase Corp.*....................    233,237     3,885,728
        Level 3 Communications, Inc.*(a).......    210,300     1,177,680
        Qwest Communications International,
          Inc.*(a).............................  1,149,900     9,624,663
                                                           -------------
                                                              28,793,740
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 3.0%
        Genuine Parts Co.......................    137,700     6,531,111
        W.W. Grainger, Inc.....................     60,200     4,210,388
                                                           -------------
                                                              10,741,499
                                                           -------------
        Total Common Stocks
        (Cost $279,607,647)                                  350,962,679
                                                           -------------

        SHORT-TERM INVESTMENT - 2.4%
        State Street Bank and Trust Co.,
          Repurchase Agreement dated 12/29/06
          at 3.400% to be repurchased at
          $8,871,350 on 01/02/07 collateralized
          by $9,115,000 FHLB at 4.375% due
          09/17/10 with a value of $9,050,247
          (Cost $8,868,000).................... $8,868,000     8,868,000
                                                           -------------

        TOTAL INVESTMENTS - 99.1%
        (Cost $288,475,647)                                  359,830,679

        Other Assets and Liabilities (net) - 0.9%              3,291,771
                                                           -------------

        TOTAL NET ASSETS - 100.0%                          $ 363,122,450
                                                           =============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $54,058,982 and the collateral received consisted of cash in the amount of $55,541,696.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

LORD ABBETT MID-CAP VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                   $350,962,679
   Repurchase Agreement                                 8,868,000
   Cash                                                       451
   Collateral on securities on loan                    55,541,696
   Receivable for investments sold                      3,490,299
   Receivable for Trust shares sold                        67,391
   Dividends receivable                                   473,034
   Interest receivable                                      2,513
                                                     ------------
      Total assets                                    419,406,063
                                                     ------------
LIABILITIES
   Payables for:
      Investments purchased                                28,680
      Trust shares redeemed                               312,504
      Distribution and services fees - Class B             57,585
      Collateral on securities on loan                 55,541,696
      Investment advisory fee payable (Note 3)            212,328
      Administration fee payable                            3,954
      Custodian and accounting fees payable                69,524
   Accrued expenses                                        57,342
                                                     ------------
      Total liabilities                                56,283,613
                                                     ------------
NET ASSETS                                           $363,122,450
                                                     ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                   $258,555,435
   Accumulated net realized gain                       30,991,282
   Unrealized appreciation on investments              71,355,032
   Undistributed net investment income                  2,220,701
                                                     ------------
      Total                                          $363,122,450
                                                     ============
NET ASSETS
   Class A                                           $ 96,774,724
                                                     ============
   Class B                                            266,347,726
                                                     ============
CAPITAL SHARES OUTSTANDING
   Class A                                              4,246,195
                                                     ============
   Class B                                             11,806,013
                                                     ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                           $      22.79
                                                     ============
   Class B                                                  22.56
                                                     ============

-----------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement $279,607,647

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

DECEMBER 31, 2006

LORD ABBETT MID-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 5,112,575
   Interest (2)                                                               443,635
                                                                          -----------
       Total investment income                                              5,556,210
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,389,129
   Administration fees                                                         49,279
   Custody and accounting fees                                                141,498
   Distribution fee - Class B                                                 625,805
   Transfer agent fees                                                         37,724
   Audit                                                                       26,258
   Legal                                                                       42,028
   Trustee fees and expenses                                                   13,972
   Shareholder reporting                                                       19,268
   Insurance                                                                    7,245
   Other                                                                        8,399
                                                                          -----------
       Total expenses                                                       3,360,605
       Less broker commission recapture                                       (25,087)
                                                                          -----------
   Net expenses                                                             3,335,518
                                                                          -----------
   Net investment income                                                    2,220,692
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         31,128,628
                                                                          -----------
   Net realized gain on investments                                        31,128,628
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          8,408,255
                                                                          -----------
   Net change in unrealized appreciation on investments                     8,408,255
                                                                          -----------
   Net realized and unrealized gain on investments                         39,536,883
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $41,757,575
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $     5,893
(2)Interest income includes net security lending income of:                    41,365

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

LORD ABBETT MID-CAP VALUE PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  2,220,692  $  2,256,818
   Net realized gain on investments                                        31,128,628    32,155,063
   Net change in unrealized appreciation (depreciation) on investments      8,408,255    (8,698,334)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    41,757,575    25,713,547
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (778,225)     (650,001)
     Class B                                                               (1,324,717)     (988,114)
   From net realized gains
     Class A                                                               (9,687,781)   (4,041,320)
     Class B                                                              (22,739,424)   (8,197,382)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (34,530,147)  (13,876,817)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                1,003,182     1,746,915
     Class B                                                               42,845,402    35,682,558
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               10,466,006     4,691,321
     Class B                                                               24,064,141     9,185,496
   Cost of shares repurchased
     Class A                                                              (29,208,483)  (22,757,996)
     Class B                                                              (35,565,717)   (2,277,531)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              13,604,531    26,270,763
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               20,831,959    38,107,493
   Net assets at beginning of period                                      342,290,491   304,182,998
                                                                         ------------  ------------
   Net assets at end of period                                           $363,122,450  $342,290,491
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  2,220,701  $  2,188,263
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
LORD ABBETT MID-CAP VALUE PORTFOLIO                                    --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006       2005       2004       2003       2002
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.47     $21.64     $17.80     $14.41     $16.64
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.17 (a)   0.19 (a)   0.17 (a)   0.15 (a)   0.16 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.44       1.60       4.25       3.62      (1.71)
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   2.61       1.79       4.42       3.77      (1.55)
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.17)     (0.13)     (0.10)     (0.11)     (0.07)
Distributions from Net Realized Capital Gains.........................  (2.12)     (0.83)     (0.48)     (0.27)     (0.61)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (2.29)     (0.96)     (0.58)     (0.38)     (0.68)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $22.79     $22.47     $21.64     $17.80     $14.41
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                            12.49%      8.28%     24.82%     26.15%     (9.31)%
Ratio of Expenses to Average Net Assets**.............................   0.77%      0.76%      0.78%      0.83%      0.89 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       0.89 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.78%      0.76%       N/A       0.82%(b)   0.90 %
Ratio of Net Investment Income to Average Net Assets..................   0.80%      0.86%      0.86%      0.98%      1.04 %
Portfolio Turnover Rate...............................................   27.8%      26.2%      19.7%      18.8%      29.0 %
Net Assets, End of Period (in millions)...............................  $96.8     $113.3     $125.1      $90.8      $74.0

                                                                                              CLASS B
                                                                       --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006       2005       2004       2003       2002
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $22.28     $21.48     $17.70     $14.35     $16.62
                                                                       ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.12 (a)   0.14 (a)   0.12 (a)   0.11 (a)   0.13 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.40       1.59       4.22       3.60      (1.72)
                                                                       ------     ------     ------     ------     ------
Total from Investment Operations......................................   2.52       1.73       4.34       3.71      (1.59)
                                                                       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.12)     (0.10)     (0.08)     (0.09)     (0.07)
Distributions from Net Realized Capital Gains.........................  (2.12)     (0.83)     (0.48)     (0.27)     (0.61)
                                                                       ------     ------     ------     ------     ------
Total Distributions...................................................  (2.24)     (0.93)     (0.56)     (0.36)     (0.68)
                                                                       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $22.56     $22.28     $21.48     $17.70     $14.35
                                                                       ======     ======     ======     ======     ======
TOTAL RETURN                                                            12.18%      8.05%     24.50%     25.87%     (9.58)%
Ratio of Expenses to Average Net Assets**.............................   1.02%      1.01%      1.03%      1.08%      1.14 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A        N/A       1.14 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.03%      1.02%       N/A       1.06%(b)   1.16 %
Ratio of Net Investment Income to Average Net Assets..................   0.56%      0.62%      0.60%      0.73%      0.83 %
Portfolio Turnover Rate...............................................   27.8%      26.2%      19.7%      18.8%      29.0 %
Net Assets, End of Period (in millions)............................... $266.4     $229.0     $179.1     $100.0      $51.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Lord Abbett Mid-Cap Value Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Lord, Abbett & Co. LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2006  % per annum     Average Daily Assets
---------                           ------------------ ----------- ----------------------------

Lord Abbett Mid-Cap Value Portfolio     $2,389,129         0.70%   First $200 Million

                                                           0.65%   $200 Million to $500 Million

                                                          0.625%   Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                         Shares Issued             Net Increase
                                                            Through                 (Decrease)
                                    Beginning   Shares     Dividend      Shares     in Shares     Ending
                                     Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                                   ---------- --------- ------------- ----------- ------------ ----------

Lord Abbett Mid-Cap Value Portfolio

 Class A
 12/31/2006                          5,043,081    45,815     499,571   (1,342,272)   (796,886)   4,246,195
 12/31/2005                          5,780,050    80,342     207,856   (1,025,167)   (736,969)   5,043,081

 Class B
 12/31/2006                         10,277,705 1,985,000   1,158,601   (1,615,293)  1,528,308   11,806,013
 12/31/2005                          8,340,102 1,630,859     410,617     (103,873)  1,937,603   10,277,705

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

Lord Abbett Mid-Cap Value Portfolio       $--        $94,621,465         $--        $114,499,994

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                      Federal       Gross         Gross
                                     Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                               Cost     Appreciation (Depreciation)  Appreciation
---------                           ------------ ------------ -------------- --------------

Lord Abbett Mid-Cap Value Portfolio $288,924,749 $75,742,265   $(4,836,335)   $70,905,930

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

          Lord Abbett Mid-Cap Value Portfolio $54,058,982 $55,541,696

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income    Long-Term Capital Gain           Total
                                    --------------------- ----------------------- -----------------------
                                       2006       2005       2006        2005        2006        2005
                                    ---------- ---------- ----------- ----------- ----------- -----------

Lord Abbett Mid-Cap Value Portfolio $4,166,592 $2,764,730 $30,363,555 $11,112,087 $34,530,147 $13,876,817

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
                                    ------------- ------------- ------------ ------------------ ------------

Lord Abbett Mid-Cap Value Portfolio  $2,890,970    $30,770,112  $70,905,930         $--         $104,567,012

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Lord Abbett America's Value Portfolio, a series of the Trust, in exchange for shares of Lord Abbett Bond Debenture Portfolio and Lord Abbett Mid-Cap Value Portfolio, each a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Lord Abbett Mid-Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lord Abbett Mid-Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                Met/AIM Capital
                            Appreciation Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

The fourth quarter was a strong finish to a volatile year as Wall Street prepared for the holidays by telling the market's version of the Goldilocks fable where the economy is "just right". However, these economists would be well served to remember that even in the children's version of this classic tale, the bears eventually came home.

A series of solid economic reports indicated that the economy's strength is slowing yet intact and inflation is within manageable levels. Gross domestic product, a measure of economic growth, slowed during the third quarter to 2.0% versus 2.6% for the prior quarter. November's inflation data (measured by the Consumer Price Index) reported an annualized rate of 2.2% for 2006--below the 3.4% inflation rate for 2005 which was largely driven by energy costs. This news along with other economic reports led investors to push forward with the S&P 500(R) Index rising 6.69% for the quarter and 15.78% year-to-date. Small-caps outperformed large-caps with a return of 8.90% for the quarter, continuing an impressive cycle of outperformance since the bull market began in 2002. Foreign stocks also continued their trend of the past few years by once again outperforming U.S. domestic stocks by 3.66% for the quarter (as measured by MSCI EAFE(R) Index/1/ vs. S&P 500(R) Index). In terms of investment styles, value once again outperformed growth by 1.94%, making it the 7th year in a row of outperformance (as measured by the Russell 3000(R) Growth Index/2 /versus the Russell 3000(R) Value Index/3/.)

PORTFOLIO OVERVIEW

For the two months ended December 31, 2006, the Met/AIM Capital Appreciation Portfolio had positive returns and performed in-line with the Russell 1000(R) Growth Index. Outperformance in several sectors was offset by underperformance in other sectors.

The Portfolio outperformed the benchmark index by the widest margin in the industrials sector. Within this sector, the Portfolio benefited from solid stock selection in several industries, including machinery and aerospace and defense. The Portfolio also benefited from an good stock selection and an overweight position in wireless telecommunication services holdings.

Some of this positive outperformance was offset by underperformance in other sectors, including consumer discretionary and health care. In the consumer discretionary sector, stock selection in three industries detracted from performance--media, retail and textiles/apparel/luxury goods. In the health care sector, stock selection in two industries primarily drove underperformance--health care equipment and supplies and pharmaceuticals.

The Portfolio performed in-line with the benchmark in the consumer staples, energy, financials, information technology, materials and utilities sectors.

During the period, exposure was added to the information technology and telecom sectors, and decreased in the energy, healthcare and consumer discretionary sectors.

These portfolio changes resulted in a positioning that is expected to benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing. The Portfolio is overweight in the financials, energy, materials and telecommunication services sectors, and marketweight in the health care, industrials, IT and consumer discretionary sectors. Underweight positions include the consumer staples and utilities sectors.

The Portfolio management team consists of:

LANNY H. SACHNOWITZ,
Senior Portfolio Manager (Lead)
JAMES G. BIRDSALL,
Portfolio Manager
KIRK L. ANDERSON,
Portfolio Manager
ROBERT J. LLOYD,
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

--------
/1/The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 3000(R) Growth Index is an unmanaged index which measures the performance of those Russell 3000(R) Index Companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 3000(R) Value Index is an unmanaged index which measures the performance of those Russell 3000(R) Index Companies with lower price-to-book ratios and lower forecasted growth values. The stock in this index are also members of either the Russell 1000(R) Value or Russell 2000(R) Value Indexes. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Cisco Systems, Inc.               2.80%
                   ------------------------------------------
                   Amdocs, Ltd.                      2.23%
                   ------------------------------------------
                   Apple Computer, Inc.              2.22%
                   ------------------------------------------
                   Microsoft Corp.                   2.02%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.00%
                   ------------------------------------------
                   JPMorgan Chase & Co.              1.99%
                   ------------------------------------------
                   Roche Holdings AG                 1.90%
                   ------------------------------------------
                   Hewlett-Packard Co.               1.86%
                   ------------------------------------------
                   Health Net, Inc.                  1.77%
                   ------------------------------------------
                   Merrill Lynch & Co., Inc.         1.75%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM CAPITAL APPRECIATION PORTFOLIO            FOR THE PERIOD ENDED 12/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MET/AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
AIM CAPITAL MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL 1000(R) GROWTH
                                   INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

                                                  S&P 500
                    Russell 1000      Fund         Index
                    ------------    --------     ----------
10/30/1996            $10,000       $10,000       $10,000
10/31/1997             13,047        11,796        13,213
10/31/1998             16,262        11,467        16,118
10/31/1999             21,831        15,183        20,256
10/31/2000             23,868        20,730        21,490
10/31/2001             14,333        11,741        16,138
10/31/2002             11,521        10,362        13,700
10/31/2003             14,033        12,411        16,550
10/31/2004             14,508        12,862        18,108
10/31/2005             15,786        14,337        19,687
10/31/2006             17,497        15,653        22,904
12/31/2006             17,905        16,048        23,667



    ---------------------------------------------------------------------
                                 Average Annual Return/3/
                               (for the year ended 12/31/06)
    ---------------------------------------------------------------------
                                                                Since
                    2-Months/5/ 1 Year 3 Year 5 Year 10 Year Inception/4/
    ---------------------------------------------------------------------
    Met/AIM
    Capital
    Appreciation
    Portfolio--
--  Class A           2.52%      6.88%  7.37% 4.03%   4.57%     4.99%
    ---------------------------------------------------------------------
    S&P 500(R)
- - Index/1/          3.33%     15.79% 10.44% 6.19%   8.42%    10.01%
    ---------------------------------------------------------------------
    Russell 1000(R)
--  Growth Index/2/   2.33%      9.07%  6.87% 2.69%   5.44%     7.20%
    ---------------------------------------------------------------------

+The chart reflects The performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock prices times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Class A shares is 10/10/1995. Index returns are based on an inception date of 10/10/1995.

/5/On November 1, 2006, the fiscal year end changed from October 31 to December 31.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            10/31/2006    12/31/06      11/01/06-12/31/06
MET/AIM CAPITAL APPRECIATION PORTFOLIO      ------------- ------------- -----------------

  Class A
  Actual                                      $1,000.00     $1,065.90         $1.52
  Hypothetical (5% return before expenses)     1,000.00      1,006.89          1.48
------------------------------------------  ------------- ------------- -----------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 97.5%
        AEROSPACE & DEFENSE - 5.1%
        Boeing Co. (The)......................     18,455 $   1,639,542
        General Dynamics Corp.................     35,923     2,670,875
        Spirit Aerosystems Holdings, Inc.*....     73,000     2,443,310
        United Technologies Corp..............     54,897     3,432,161
                                                          -------------
                                                             10,185,888
                                                          -------------
        BANKS - 0.5%
        Cullen/Frost Bankers, Inc.............     17,334       967,584
                                                          -------------
        BEVERAGES - 0.7%
        PepsiCo, Inc..........................     22,769     1,424,201
                                                          -------------
        BIOTECHNOLOGY - 2.6%
        Amgen, Inc.*..........................     36,485     2,492,290
        Gilead Sciences, Inc.*................     40,791     2,648,560
                                                          -------------
                                                              5,140,850
                                                          -------------
        CHEMICALS - 0.9%
        Syngenta AG*..........................      9,724     1,806,982
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 1.3%
        Global Payments, Inc..................     19,793       916,416
        Waste Management, Inc.................     45,682     1,679,727
                                                          -------------
                                                              2,596,143
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 5.1%
        Cisco Systems, Inc.*..................    203,367     5,558,020
        Motorola, Inc.........................    123,957     2,548,556
        Research In Motion, Ltd.*.............     16,000     2,044,480
                                                          -------------
                                                             10,151,056
                                                          -------------
        COMPUTERS & PERIPHERALS - 6.6%
        Apple Computer, Inc.*.................     52,000     4,411,680
        Dell, Inc.*...........................     80,000     2,007,200
        Hewlett-Packard Co....................     89,531     3,687,782
        MICROS Systems, Inc.*.................     18,361       967,625
        Seagate Technology(a).................     75,355     1,996,907
                                                          -------------
                                                             13,071,194
                                                          -------------
        CONSTRUCTION & ENGINEERING - 1.1%
        McDermott International, Inc.*........     41,746     2,123,201
                                                          -------------
        ELECTRICAL EQUIPMENT & SERVICES - 4.2%
        Amphenol Corp. - Class A..............     27,029     1,677,960
        Cooper Industries, Ltd. - Class A.....     23,341     2,110,727
        Emerson Electric Co...................     59,621     2,628,690
        FANUC, Ltd............................     18,700     1,833,616
                                                          -------------
                                                              8,250,993
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        ABB, Ltd..............................     75,049     1,343,745
        Acuity Brands, Inc....................     21,439     1,115,686
        Mettler Toledo International, Inc.*...      6,623       522,224
        Xilinx, Inc...........................     44,566     1,061,116
                                                          -------------
                                                              4,042,771
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 2.4%
         Baker Hughes, Inc...................     26,021 $   1,942,728
         Cameron International Corp.*........     21,139     1,121,424
         National-Oilwell Varco, Inc.*.......     28,850     1,765,043
                                                         -------------
                                                             4,829,195
                                                         -------------
         FINANCIAL-DIVERSIFIED - 8.5%
         Charles Schwab Corp. (The)..........     80,000     1,547,200
         Goldman Sachs Group, Inc. (The).....     19,861     3,959,290
         JPMorgan Chase & Co.................     81,756     3,948,815
         Merrill Lynch & Co., Inc............     37,383     3,480,357
         Morgan Stanley......................     29,986     2,441,760
         UBS AG..............................     25,172     1,522,604
                                                         -------------
                                                            16,900,026
                                                         -------------
         FOOD & DRUG RETAILING - 0.6%
         Longs Drug Stores Corp..............     26,497     1,122,943
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
         Becton, Dickinson & Co..............     20,042     1,405,946
         Johnson & Johnson...................     24,822     1,638,749
                                                         -------------
                                                             3,044,695
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.6%
         Health Net, Inc.*...................     72,014     3,504,201
         Manor Care, Inc.(a).................     27,620     1,295,930
         Quest Diagnostics, Inc..............     29,326     1,554,278
         UnitedHealth Group, Inc.............     28,000     1,504,440
         VCA Antech, Inc.*...................     38,814     1,249,423
                                                         -------------
                                                             9,108,272
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.2%
         Burger King Holdings, Inc.*(a)......     92,715     1,956,286
         Darden Restaurants, Inc.............     62,087     2,494,035
                                                         -------------
                                                             4,450,321
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.0%
         Colgate-Palmolive Co................     30,598     1,996,213
                                                         -------------
         INSURANCE - 2.7%
         Assurant, Inc.(a)...................     43,932     2,427,243
         Chubb Corp. (The)...................     30,982     1,639,258
         HCC Insurance Holdings, Inc.........     39,733     1,275,032
                                                         -------------
                                                             5,341,533
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 1.1%
         Google, Inc. - Class A*.............      4,708     2,167,940
                                                         -------------
         IT CONSULTING & SERVICES - 1.0%
         Accenture, Ltd. - Class A...........     54,559     2,014,864
                                                         -------------
         MACHINERY - 1.7%
         Komatsu, Ltd........................     66,500     1,339,316
         Terex Corp.*........................     31,225     2,016,511
                                                         -------------
                                                             3,355,827
                                                         -------------
         MEDIA - 1.3%
         News Corp. - Class A................    121,621     2,612,419
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           METALS & MINING - 3.6%
           BHP Billiton, Ltd. (ADR)(a).....     39,289 $   1,561,738
           Companhia Vale do Rio Doce (ADR)     51,000     1,516,740
           Precision Castparts Corp........     33,074     2,589,033
           Rio Tinto Plc...................     28,709     1,525,817
                                                       -------------
                                                           7,193,328
                                                       -------------
           OIL & GAS - 2.7%
           BJ Services Co..................     32,572       955,011
           Occidental Petroleum Corp.......     57,826     2,823,644
           Valero Energy Corp..............     29,000     1,483,640
                                                       -------------
                                                           5,262,295
                                                       -------------
           PHARMACEUTICALS - 7.6%
           Abbott Laboratories.............     32,243     1,570,556
           Merck & Co., Inc................     52,663     2,296,107
           Novartis AG (ADR)...............     39,574     2,273,131
           Pfizer, Inc.....................     95,802     2,481,272
           Roche Holdings AG...............     21,133     3,777,574
           Shire Plc (ADR).................      5,537       114,416
           Wyeth...........................     48,599     2,474,661
                                                       -------------
                                                          14,987,717
                                                       -------------
           RETAIL-MULTILINE - 4.0%
           Costco Wholesale Corp...........     37,507     1,982,995
           Family Dollar Stores, Inc.......     97,660     2,864,368
           J.C. Penney Co., Inc.(a)........     38,866     3,006,674
                                                       -------------
                                                           7,854,037
                                                       -------------
           RETAIL-SPECIALTY - 6.1%
           Aeropostale, Inc.*..............     52,464     1,619,564
           Best Buy Co., Inc...............     51,017     2,509,526
           DSW, Inc. - Class A*(a).........     26,711     1,030,243
           Limited Brands, Inc.(a).........     53,711     1,554,396
           Nordstrom, Inc..................     30,460     1,502,896
           Office Depot, Inc.*.............      7,647       291,886
           OfficeMax, Inc.(a)..............     33,316     1,654,140
           PetSmart, Inc...................     69,965     2,019,190
                                                       -------------
                                                          12,181,841
                                                       -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
           Microchip Technology, Inc.......     58,190     1,902,813
           Texas Instruments, Inc..........     68,623     1,976,342
                                                       -------------
                                                           3,879,155
                                                       -------------
           SOFTWARE - 7.6%
           Adobe Systems, Inc.*............     49,526     2,036,509
           BEA Systems, Inc.*..............    126,756     1,594,590
           Electronic Arts, Inc.*..........     46,483     2,340,884
           Microsoft Corp..................    134,157     4,005,928
           Sybase, Inc.*...................     32,893       812,457
           Symantec Corp.*.................    142,336     2,967,706
           VeriFone Holdings, Inc.*(a).....     37,404     1,324,102
                                                       -------------
                                                          15,082,176
                                                       -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     TELECOMMUNICATION SERVICES-DIVERSIFIED - 2.2%
     Amdocs, Ltd.*..............................     114,080 $   4,420,600
                                                             -------------
     TELECOMMUNICATION SERVICES-WIRELESS - 2.2%
     America Movil S.A. de C.V. (ADR)...........      28,916     1,307,581
     China Mobile (Hong Kong), Ltd..............     163,000     1,412,144
     KDDI Corp..................................         243     1,649,104
                                                             -------------
                                                                 4,368,829
                                                             -------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.8%
     Carter's, Inc.*(a).........................      58,630     1,495,065
                                                             -------------
     Total Common Stocks (Cost $170,662,315)                   193,430,154
                                                             -------------

     SHORT-TERM INVESTMENT - 1.6%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 2.550% to
       be repurchased at $3,191,904 on
       01/02/07 collateralized by $2,825,000
       U.S. Treasury Bond at 6.000% due
       02/15/26 with a value of $3,259,304.
       (Cost $3,191,000)........................ $ 3,191,000     3,191,000
                                                             -------------

     TOTAL INVESTMENTS - 99.1%
     (Cost $173,853,315)                                       196,621,154

     Other Assets and Liabilities (net) - 0.9%                   1,696,309
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 198,317,463
                                                             =============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $15,173,761 and the collateral received consisted of cash in the amount of $15,547,846.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

 MET/AIM CAPITAL APPRECIATION PORTFOLIO

 ASSETS
    Investments, at value (Note 2)*                               $193,430,154
    Repurchase Agreement                                             3,191,000
    Cash                                                                   673
    Cash denominated in foreign currencies**                                98
    Collateral on securities on loan                                15,547,846
    Receivable for investments sold                                  4,250,072
    Receivable for Trust shares sold                                     7,103
    Dividends receivable                                               121,975
    Interest receivable                                                      3
                                                                  ------------
       Total assets                                                216,548,924
                                                                  ------------
 LIABILITIES
    Payables for:
       Investments purchased                                         1,782,399
       Trust shares redeemed                                           584,819
       Collateral on securities on loan                             15,547,846
       Investment advisory fee payable (Note 3)                        130,898
       Administration fee payable                                        2,183
       Custodian and accounting fees payable                             8,063
    Accrued expenses                                                   175,253
                                                                  ------------
       Total liabilities                                            18,231,461
                                                                  ------------
 NET ASSETS                                                       $198,317,463
                                                                  ============
 NET ASSETS REPRESENTED BY:
    Paid in surplus                                               $215,013,183
    Distributions in excess of net realized gain                   (39,487,495)
    Unrealized appreciation on investments and foreign currency     22,768,508
    Undistributed net investment income                                 23,267
                                                                  ------------
       Total                                                      $198,317,463
                                                                  ============
 NET ASSETS
    Class A                                                       $198,317,463
                                                                  ============
 CAPITAL SHARES OUTSTANDING
    Class A                                                         18,310,216
                                                                  ============
 NET ASSET VALUE AND OFFERING PRICE PER SHARE
    Class A                                                       $      10.83
                                                                  ============

 ------------------------------------------------------------------------------
 *Investments at cost, excluding Repurchase Agreement             $170,662,315
 **Cost of cash denominated in foreign currencies                           99

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006

MET/AIM CAPITAL APPRECIATION PORTFOLIO
                                                                                                 Period Ended       Year Ended
                                                                                              December 31, 2006* October 31, 2006
                                                                                              ------------------ ----------------

INVESTMENT INCOME:
    Dividends (1)                                                                                 $  258,652       $  2,117,167
    Interest (2)                                                                                      65,857            205,804
                                                                                              ------------------ ----------------
       Total investment income                                                                       324,509          2,322,971
                                                                                              ------------------ ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                                 260,398          1,777,593
    Administration fees                                                                                4,430              8,355
    Custody and accounting fees                                                                       13,703             94,337
    Transfer agent fees                                                                                1,821              9,771
    Audit                                                                                             22,600             23,030
    Legal                                                                                              3,342             44,345
    Trustee fees and expenses                                                                          1,337             20,132
    Shareholder reporting                                                                              1,984            110,945
    Insurance                                                                                          2,000             32,540
    Other                                                                                                500              3,301
                                                                                              ------------------ ----------------
       Total expenses                                                                                312,115          2,124,349
       Less fees waived and expenses reimbursed by the manager                                        (8,562)           (17,379)
       Less broker commission recapture                                                               (8,705)           (30,849)
                                                                                              ------------------ ----------------
    Net expenses                                                                                     294,848          2,076,121
                                                                                              ------------------ ----------------
    Net investment income                                                                             29,661            246,850
                                                                                              ------------------ ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain (loss) on:
       Investments                                                                                 2,391,579         35,644,223
       Foreign currency                                                                                1,669            (71,844)
                                                                                              ------------------ ----------------
          Net realized gain on investments and foreign currency                                    2,393,248         35,572,379
                                                                                              ------------------ ----------------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                                 2,617,154        (14,595,095)
       Foreign currency                                                                                   --             (2,506)
                                                                                              ------------------ ----------------
    Net change in unrealized appreciation (depreciation) on investments and foreign currency       2,617,154        (14,597,601)
                                                                                              ------------------ ----------------
    Net realized and unrealized gain on investments and foreign currency                           5,010,402         20,974,778
                                                                                              ------------------ ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $5,040,063       $ 21,221,628
                                                                                              ================== ================

---------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                                $    5,550       $     42,273
(2)Interest income includes net security lending income of:                                            2,254             34,036

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


MET/AIM CAPITAL APPRECIATION PORTFOLIO
                                                                                              Period Ended   Year Ended
                                                                                              December 31,   October 31,
                                                                                                 2006*          2006
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $     29,661  $    246,850
    Net realized gain on investments and foreign currency                                        2,393,248    35,572,379
    Net change in unrealized appreciation (depreciation) on investments and foreign currency     2,617,154   (14,597,601)
                                                                                              ------------  ------------
    Net increase in net assets resulting from operations                                         5,040,063    21,221,628
                                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                                                    (346,880)     (509,091)
    From net realized gains
       Class A                                                                                 (24,152,283)   (1,300,681)
                                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                                    (24,499,163)   (1,809,772)
                                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
       Class A                                                                                     295,231     5,271,240
    Net asset value of shares issued through dividend reinvestment
       Class A                                                                                  24,499,163     1,809,772
    Cost of shares repurchased
       Class A                                                                                  (8,861,548)  (62,981,331)
                                                                                              ------------  ------------
    Net increase (decrease) in net assets from capital share transactions                       15,932,846   (55,900,319)
                                                                                              ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (3,526,254)  (36,488,463)
    Net assets at beginning of period                                                          201,843,717   238,332,180
                                                                                              ------------  ------------
    Net assets at end of period                                                               $198,317,463  $201,843,717
                                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income                  $     23,267  $    239,804
                                                                                              ============  ============

MET/AIM CAPITAL APPRECIATION PORTFOLIO
                                                                                               Year Ended
                                                                                               October 31,
                                                                                                  2005
                                                                                              ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                     $    821,677
    Net realized gain on investments and foreign currency                                       14,630,890
    Net change in unrealized appreciation (depreciation) on investments and foreign currency    10,233,353
                                                                                              ------------
    Net increase in net assets resulting from operations                                        25,685,920
                                                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                                                    (322,782)
    From net realized gains
       Class A                                                                                          --
                                                                                              ------------
    Net decrease in net assets resulting from distributions                                       (322,782)
                                                                                              ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
       Class A                                                                                  35,483,412
    Net asset value of shares issued through dividend reinvestment
       Class A                                                                                     322,782
    Cost of shares repurchased
       Class A                                                                                 (56,459,693)
                                                                                              ------------
    Net increase (decrease) in net assets from capital share transactions                      (20,653,499)
                                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          4,709,639
    Net assets at beginning of period                                                          233,622,541
                                                                                              ------------
    Net assets at end of period                                                               $238,332,180
                                                                                              ============
    Net assets at end of period includes undistributed net investment income                  $    509,074
                                                                                              ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                               CLASS A                            CLASS A
MET/AIM CAPITAL APPRECIATION PORTFOLIO                       ------------   --------------------------------------------------
                                                             PERIOD ENDED              FOR THE YEARS ENDED OCTOBER 31
                                                             DECEMBER 31,   --------------------------------------------------
                                                               2006(C)         2006       2005      2004++     2003++   2002++
                                                             ------------   ------     ------     ------      ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $12.04      $11.11     $ 9.98     $ 9.63      $ 8.04   $  9.11
                                                                ------      ------     ------     ------      ------   -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)................................      0.00 +(a)   0.01 (a)   0.04 (a)  (0.02)      (0.02)    (0.03)
Net Realized/Unrealized Gain (Loss) on Investments..........      0.31        1.01       1.10       0.37        1.61     (1.04)
                                                                ------      ------     ------     ------      ------   -------
Total from Investment Operations............................      0.31        1.02       1.14       0.35        1.59     (1.07)
                                                                ------      ------     ------     ------      ------   -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................     (0.02)      (0.02)     (0.01)        --          --        --
Distributions from Net Realized Capital Gains...............     (1.50)      (0.07)        --         --          --        --
                                                                ------      ------     ------     ------      ------   -------
Total Distributions.........................................     (1.52)      (0.09)     (0.01)        --          --        --
                                                                ------      ------     ------     ------      ------   -------
NET ASSET VALUE, END OF PERIOD..............................    $10.83      $12.04     $11.11     $ 9.98      $ 9.63   $  8.04
                                                                ======      ======     ======     ======      ======   =======
TOTAL RETURN                                                      2.52%       9.18%     11.47%      3.63 %     19.78 %  (11.75)%
Ratio of Expenses to Average Net Assets.....................      0.88%*      0.92%      0.85%      0.85 %(b)   0.85 %    0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................      0.93%*       N/A        N/A        N/A         N/A       N/A
Ratio of Net Investment Income (Loss) to Average Net Assets.      0.09%*      0.11%      0.34%     (0.18)%     (0.25)%   (0.28)%
Portfolio Turnover Rate.....................................      12.4%      113.0%      83.0%      71.0 %      49.0 %    65.0 %
Net Assets, End of Period (in millions).....................    $198.3      $  202     $  238     $  234      $  178   $   172

*  Annualized
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Fiscal Year End changed on November 1, 2006 from October 31 to December 31. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Met/AIM Capital Appreciation Portfolio (formerly a separate series of The Travelers Series Trust ("TST")), which is non-diversified. On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

On May 24, 2006, the Board of Trustees of the Trust approved the change of the fiscal year end from October 31st to December 31 for the Portfolio. The Portfolio's change of the fiscal year end was effective on November 1, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                    Expiring   Expiring    Expiring
Portfolio                                 Total    12/31/2008 12/31/2009  12/31/2010
---------                              ----------- ---------- ----------- -----------

Met/AIM Capital Appreciation Portfolio $39,623,952 $2,432,996 $25,303,918 $11,887,038

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"). The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1, 2006, the TST Portfolio was reorganized into the Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $51,774,317. The losses incurred by the Portfolio are subject to an annual limitation of $10,410,524.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                       for the period ended
Portfolio                               December 31, 2006   % per annum     Average Daily Assets
---------                              -------------------- ----------- ----------------------------

Met/AIM Capital Appreciation Portfolio       $260,398          0.80%    First $100 Million

                                                               0.75%    $100 Million to $200 Million

                                                               0.70%    $200 Million to $1 Billion

                                                               0.65%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Capital Appreciation Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Effective May 1, 2006, when the total of all the subadvised assets with AIM Capital Management, Inc. ("AIM"), which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, equal or exceed $750 million the Met/AIM Capital Appreciation Portfolio's advisory fee will be reduced by .025 basis points at the point in the scale. And when the total of all the subadvised assets with AIM, which currently includes the assets of Met/AIM Capital Appreciation Portfolio and Met/AIM Small Cap Growth Portfolio, exceed $1.5 billion the Met/AIM Capital Appreciation Portfolio's advisory fee reduction will increase to a total of 0.05 basis points.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                                          Net
                                                            Shares Issued              Increase
                                                               Through                (Decrease)
                                       Beginning   Shares     Dividend      Shares     in Shares    Ending
                                        Shares      Sold    Reinvestment  Repurchased Outstanding   Shares
-                                      ---------- --------- ------------- ----------- ----------- ----------

Met/AIM Capital Appreciation Portfolio

 Class A
 11/01/2006 -- 12/31/2006              16,762,213    24,492   2,253,833     (730,322)  1,548,003  18,310,216
 11/01/2005 -- 10/31/2006              21,452,931   442,282     148,097   (5,281,097) (4,690,718) 16,762,213
 11/01/2004 -- 10/31/2005              23,420,686 3,341,204      30,138   (5,339,097) (1,967,755) 21,452,931

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Met/AIM Capital Appreciation Portfolio       $--        $24,143,068         $--        $29,449,968

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

Met/AIM Capital Appreciation Portfolio $174,357,632 $24,558,000   $(2,294,478)   $22,263,522

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Met/AIM Capital Appreciation Portfolio $15,173,761 $15,547,846

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006, October 31, 2006 and 2005 were as follows:

                              Ordinary Income         Long-Term Capital Gain                 Total
                         -------------------------- --------------------------- -------------------------------
                          2006*    2006**    2005      2006*      2006**   2005    2006*      2006**     2005
                         -------- -------- -------- ----------- ---------- ---- ----------- ---------- --------

Met/AIM Capital
  Appreciation Portfolio $346,880 $509,091 $322,782 $24,152,283 $1,300,681 $--  $24,499,163 $1,809,772 $322,782

*  For the period November 1, 2006 through December 31, 2006
** For the year ended October 31, 2006

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals        Total
                                       ------------- ------------- ------------ ------------------ ------------

Met/AIM Capital Appreciation Portfolio   $221,018      $443,023    $22,264,191     $(39,623,952)   $(16,695,720)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Met/AIM Capital Appreciation Portfolio of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met/AIM Capital Appreciation Portfolio, (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statements of operations for the period from November 1, 2006 to December 31, 2006 and for the year ended October 31, 2006, and the statements of changes in net assets and the financial highlights for the period from November 1, 2006 to December 31, 2006 and for each of the two years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended
October 31, 2004 were audited by other auditors whose report, dated
December 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/AIM Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the period from November 1, 2006 to December 31, 2006 and for the year ended October 31, 2006 and the changes in its net assets and the financial highlights for the period from November 1, 2006 to December 31, 2006 and for each of the two years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Met/AIM Small Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK

Domestic equities posted solid returns during the twelve month reporting period, leaving several major market indices near multi-year highs. Strong economic growth, favorable corporate earnings results and continued benign inflation supported equities despite high energy prices, a slowing housing market and the U.S. Federal Reserve Board's (the "Fed") tightening campaign.

Although mixed signals from the Fed created some market volatility in May and June, the market began to rally when the Fed left interest rates unchanged at several meetings beginning in August. In addition, the price of crude oil and other commodities stabilized, fostering optimism that a hard landing for the U.S. economy could be avoided. While small capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Additionally, value stocks outperformed growth stocks. Positive performance was broad among Russell 2000(R) Growth Index sectors with the best returns found in utilities, consumer staples and materials.

PORTFOLIO OVERVIEW

The Portfolio benefited from positive absolute performance in all 10 economic sectors, with the highest positive impact on performance coming from holdings in the industrials, consumer discretionary, information technology and energy sectors. On a relative basis, the Portfolio outperformed the Russell 2000(R) Growth Index, with the widest margin of outperformance in the consumer discretionary, industrials, energy and telecom sectors.

Solid stock selection in the consumer discretionary sector was the primary driver of outperformance versus the Russell 2000(R) Growth Index. Within this sector, outperformance was driven primarily by stock selection in three industries--household durables, specialty retail and hotels/restaurants/leisure.

The Portfolio also benefited from strong stock selection in the industrials sector. One specific area of strength included the electrical equipment industry, where two electrical distributor holdings made key contributions. Both companies benefited from acceleration in non-residential construction activity as well as updates to utility grid equipment.

The energy sector experienced wide swings during the year, but finished in positive territory. Solid stock selection drove outperformance in this sector, as several of the Portfolio's holdings made key contributions to performance. In fact, two holdings were among the top contributors to overall Portfolio performance during the year.

The telecom sector benefited from a recovery driven largely by accelerating demand for wireless services. The Portfolio also benefited from strong stock selection in this sector.

The Portfolio underperformed relative to the Russell 2000(R) Growth Index in the information technology and financials sectors. In the information technology sector, stock selection in electronic equipment/instruments, IT services and software detracted from Portfolio performance.

In the financials sector, underperformance was driven primarily by an underweight position and stock selection in real estate investment trust holdings, an industry that performed very well during the year.

During the year, the most significant positioning changes included additions in the health care and information technology sectors. These purchases were funded by reducing exposure to the industrials and materials sectors. All changes to the Portfolio were based on our bottom-up stock selection process of identifying high quality growth companies trading at what we believe are attractive valuations.

JULIET ELLIS
JUAN HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                           Percent of
           Description                                     Net Assets
           ----------------------------------------------------------
           THQ, Inc.                                         1.37%
           ----------------------------------------------------------
           F5 Networks, Inc.                                 1.23%
           ----------------------------------------------------------
           Core Laboratories N.V.                            1.22%
           ----------------------------------------------------------
           Polycom, Inc.                                     1.22%
           ----------------------------------------------------------
           Varian Semiconductor Equipment Associates, Inc.   1.15%
           ----------------------------------------------------------
           General Cable Corp.                               1.15%
           ----------------------------------------------------------
           SBA Communications Corp.                          1.14%
           ----------------------------------------------------------
           Trimble Navigation, Ltd.                          1.12%
           ----------------------------------------------------------
           Jack in the Box, Inc.                             1.11%
           ----------------------------------------------------------
           Affiliated Managers Group, Inc.                   1.06%
           ----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                   [CHART]

Non-Cyclical               19.5%
Technology                 17.1%
Industrials                16.1%
Cyclical                   14.0%
Communications             12.7%
Financials                 12.0%
Energy                      5.2%
Basic Materials             3.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                  FOR THE YEAR ENDED 12/31/06
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
 AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL 2000(R)
                                GROWTH INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

                                                Russell 2000
                    Russell 2000      Fund      Growth Index
                    ------------      ----      ------------
10/09/2001            $10,000      $10,000        $10,000
12/31/2001             11,891       11,890         12,671
12/31/2002              9,456        8,620          8,837
12/31/2003             13,923       11,969         13,126
12/31/2004             16,474       12,739         15,005
12/31/2005             17,223       13,791         15,629
12/31/2006             20,387       15,747         17,714



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the year ended 12/31/06)
    -----------------------------------------------------------------
                                                            Since
                                    1 Year 3 Year 5 Year Inception/4/
    -----------------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A              13.91%  9.70%    --     6.04%
--  Class B                         14.18%  9.58%  5.78%    9.07%
    Class E                         14.25%  9.71%    --     6.92%
    -----------------------------------------------------------------
- - Russell 2000(R) Index/1/        18.37% 13.56% 11.39%   14.93%
    -----------------------------------------------------------------
--  Russell 2000(R) Growth Index/2/ 13.35% 10.51%  6.93%   11.41%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had a market capitalization of $2.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,070.80        $5.17
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,069.90        $6.42
  Hypothetical (5% return before expenses)     1,000.00      1,019.00         6.26
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,070.99        $5.90
  Hypothetical (5% return before expenses)     1,000.00      1,019.51         5.75
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%, 1.23%, and 1.13% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    COMMON STOCKS - 97.0%
    ADVERTISING - 0.8%
    inVentiv Health, Inc.*(a)......................... 145,881 $   5,156,893
                                                               -------------
    AEROSPACE & DEFENSE - 1.8%
    Aeroflex, Inc.*(a)................................ 403,766     4,732,138
    Armor Holdings, Inc.*(a)..........................      86         4,717
    DRS Technologies, Inc.(a).........................     113         5,953
    Innovative Solutions & Support, Inc.*(a)..........     297         5,058
    TransDigm Group, Inc.*(a)......................... 144,302     3,825,446
    United Industrial Corp.(a)........................  60,839     3,087,579
    World Fuel Services Corp.(a)......................   1,079        47,972
                                                               -------------
                                                                  11,708,863
                                                               -------------
    AIRLINES - 0.0%
    Continental Airlines, Inc. - Class B*(a)..........     507        20,914
    SkyWest, Inc.(a)..................................     304         7,755
                                                               -------------
                                                                      28,669
                                                               -------------
    AUTO COMPONENTS - 0.0%
    Wabtec Corp.(a)...................................     294         8,932
                                                               -------------
    AUTOMOBILES - 0.0%
    Thor Industries, Inc.(a)..........................     221         9,722
                                                               -------------
    BANKS - 3.0%
    Boston Private Financial Holdings, Inc.(a)........      60         1,693
    Cascade Bancorp(a)................................      99         3,064
    City Holding Co...................................      53         2,167
    Corus Bankshares, Inc.(a).........................     124         2,861
    East West Bancorp, Inc.(a)........................  73,895     2,617,361
    First Bancorp(a)..................................     408         3,888
    Frontier Financial Corp.(a).......................     139         4,063
    Hanmi Financial Corp.(a)..........................     157         3,537
    PrivateBancorp, Inc.(a)...........................  86,576     3,604,159
    Sandy Spring Bancorp, Inc.........................      71         2,711
    SVB Financial Group*(a)........................... 110,354     5,144,704
    Texas Capital Bancshares, Inc.*(a)................ 142,908     2,841,011
    UCBH Holdings, Inc.(a)............................ 182,131     3,198,220
    Virginia Commerce Bancorp*(a).....................  94,932     1,887,248
    Westamerica Bancorporation(a).....................     228        11,544
    Wilshire Bancorp, Inc.(a).........................     325         6,165
                                                               -------------
                                                                  19,334,396
                                                               -------------
    BEVERAGES - 0.0%
    Hansen Natural Corp.*(a)..........................      96         3,233
                                                               -------------
    BIOTECHNOLOGY - 1.5%
    Cotherix, Inc.*(a)................................     269         3,629
    CV Therapeutics, Inc.*(a)......................... 111,558     1,557,350
    deCODE genetics, Inc.*(a).........................     280         1,268
    Digene Corp.*(a)..................................     165         7,907
    ICOS Corp.*(a)....................................     370        12,502
    LifeCell Corp.*(a)................................     410         9,897
    Millipore Corp.*(a)...............................  55,509     3,696,899
    Myriad Genetics, Inc.*(a)......................... 138,453     4,333,579

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    BIOTECHNOLOGY - CONTINUED
    OraSure Technologies, Inc.*(a)....................     258 $       2,131
    PRA International*(a).............................     336         8,491
    Progenics Pharmaceuticals, Inc.*(a)...............     159         4,093
    Tanox, Inc.*(a)...................................     379         7,542
    Techne Corp.*(a)..................................      87         4,824
    ViaCell, Inc.*(a).................................     432         2,039
                                                               -------------
                                                                   9,652,151
                                                               -------------
    BUILDING MATERIALS - 0.0%
    Beacon Roofing Supply, Inc.*(a)...................     360         6,775
                                                               -------------
    BUILDING PRODUCTS - 0.0%
    Drew Industries, Inc.*(a).........................     232         6,034
    Lennox International, Inc.........................     279         8,540
    Simpson Manufacturing Co., Inc.(a)................      72         2,279
                                                               -------------
                                                                      16,853
                                                               -------------
    CHEMICALS - 0.0%
    Westlake Chemical Corp.(a)........................      31           973
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 5.6%
    Advisory Board Co.*(a)............................  57,643     3,086,206
    aQuantive, Inc.*(a)............................... 210,085     5,180,696
    Barrett Business Services, Inc.(a)................     308         7,213
    Bright Horizons Family Solutions, Inc.*...........      98         3,789
    Cogent, Inc.*(a).................................. 188,302     2,073,205
    CoStar Group, Inc.*(a)............................  91,861     4,920,075
    CSG Systems International, Inc.*(a)...............     156         4,170
    eFunds Corp.*(a)..................................     312         8,580
    Euronet Worldwide, Inc.*(a)....................... 199,790     5,931,765
    Gevity HR, Inc.(a)................................     118         2,795
    Global Payments, Inc..............................  78,001     3,611,446
    Heartland Payment Systems, Inc.(a)................     308         8,701
    Heidrick & Struggles International, Inc.*(a)......      23           974
    Huron Consulting Group, Inc.*(a)..................     706        32,010
    Kenexa Corp.*(a)..................................     319        10,610
    Kforce, Inc.*.....................................     491         5,976
    Korn/Ferry International*(a)...................... 267,392     6,139,320
    Labor Ready, Inc.*(a).............................     477         8,743
    LECG Corp.*(a)....................................     249         4,602
    Liquidity Services, Inc.*(a)......................     208         3,580
    Mobile Mini, Inc.*(a).............................     130         3,502
    MoneyGram International, Inc......................     144         4,516
    Navarre Corp.*(a).................................     156           621
    Navigant Consulting, Inc.*(a).....................     391         7,726
    On Assignment, Inc.*(a)...........................     550         6,463
    Pediatrix Medical Group, Inc.*(a)................. 101,207     4,949,022
    Providence Service Corp.*(a)......................     128         3,217
    Resources Connection, Inc.*.......................     317        10,093
    Sotheby's(a)......................................     885        27,453
    Traffic.com, Inc.*(a).............................     294         2,346
                                                               -------------
                                                                  36,059,415
                                                               -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
    Arris Group, Inc.*(a).............................   1,497 $      18,727
    CommScope, Inc.*(a)...............................     312         9,510
    Comtech Telecommunications Corp.*(a)..............      56         2,132
    DSP Group, Inc.*(a)...............................     258         5,599
    NETGEAR, Inc.*(a)................................. 257,091     6,748,639
    Polycom, Inc.*(a)................................. 254,051     7,852,716
    Spectralink Corp.*(a).............................     589         5,065
                                                               -------------
                                                                  14,642,388
                                                               -------------
    COMPUTERS & PERIPHERALS - 0.9%
    Mercury Computer Systems, Inc.*(a)................     144         1,924
    MICROS Systems, Inc.*............................. 112,316     5,919,053
    Palm, Inc.*(a)....................................     347         4,889
                                                               -------------
                                                                   5,925,866
                                                               -------------
    CONSTRUCTION MATERIALS - 0.8%
    Eagle Materials, Inc.(a).......................... 119,316     5,158,031
    Perini Corp.*.....................................     163         5,017
    Walter Industries, Inc.(a)........................      98         2,651
                                                               -------------
                                                                   5,165,699
                                                               -------------
    CONTAINERS & PACKAGING - 0.0%
    Silgan Holdings, Inc..............................     133         5,841
                                                               -------------
    ELECTRIC UTILITIES - 1.2%
    ITC Holdings Corp.(a).............................  84,011     3,352,039
    Pike Electric Corp.*(a)........................... 283,745     4,633,556
                                                               -------------
                                                                   7,985,595
                                                               -------------
    ELECTRICAL EQUIPMENT & SERVICES - 1.7%
    Coherent, Inc.*(a)................................ 158,832     5,014,326
    Paxar Corp.*(a)...................................     148         3,413
    Regal-Beloit Corp.(a)............................. 111,754     5,868,203
                                                               -------------
                                                                  10,885,942
                                                               -------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.4%
    Acuity Brands, Inc.(a)............................ 130,096     6,770,196
    Anixter International, Inc.*(a)...................     146         7,928
    General Cable Corp.*(a)........................... 169,777     7,420,953
    Greatbatch, Inc.*(a)..............................     249         6,703
    Hittite Microwave Corp.*(a).......................     132         4,266
    Intevac, Inc.*....................................     478        12,404
    Itron, Inc.*(a)...................................     133         6,895
    Optimal Group, Inc.*(a)...........................     986         9,387
    Orbotech, Ltd.*................................... 124,508     3,167,484
    Plexus Corp.*(a)..................................      73         1,743
    ScanSource, Inc.*.................................      96         2,918
    ThermoGenesis Corp.*(a)...........................     737         3,177
    Thomas & Betts Corp.*............................. 126,273     5,970,187
    Trimble Navigation, Ltd.*(a)...................... 141,902     7,198,688
    WESCO International, Inc.*........................  71,695     4,216,383
                                                               -------------
                                                                  34,799,312
                                                               -------------

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    ENERGY EQUIPMENT & SERVICES - 3.0%
    Actuant Corp. - Class A(a)........................  85,932 $   4,094,660
    Dril-Quip, Inc.*(a)............................... 115,382     4,518,359
    FMC Technologies, Inc.*(a)........................ 107,954     6,653,205
    Global Industries, Ltd.*..........................     314         4,094
    Input/Output, Inc.*(a)............................ 300,128     4,090,744
    Key Energy Services, Inc.*........................     475         7,434
    Oil States International, Inc.*...................     216         6,962
    TETRA Technologies, Inc.*(a)......................     498        12,739
    W-H Energy Services, Inc.*(a).....................     210        10,225
                                                               -------------
                                                                  19,398,422
                                                               -------------
    FINANCIAL - DIVERSIFIED - 2.0%
    Advanta Corp. - Class B...........................     144         6,283
    Bankrate, Inc.*(a)................................     335        12,713
    First Cash Financial Services, Inc.*(a)...........     113         2,923
    Gladstone Capital Corp.(a)........................     125         2,982
    Greenhill & Co., Inc.(a)..........................  80,112     5,912,266
    IntercontinentalExchange, Inc.*(a)................      34         3,669
    International Securities Exchange, Inc.(a)........     710        33,221
    Jackson Hewitt Tax Service, Inc.(a)............... 114,715     3,896,869
    National Financial Partners Corp.(a)..............  65,694     2,888,565
    optionsXpress Holdings, Inc.(a)...................     793        17,993
    Portfolio Recovery Associates, Inc.*(a)...........      70         3,268
                                                               -------------
                                                                  12,780,752
                                                               -------------
    FINANCIAL SERVICES - 1.1%
    Accredited Home Lenders Holding Co.*(a)...........      51         1,391
    Affiliated Managers Group, Inc.*(a)...............  64,684     6,800,229
    Calamos Asset Management, Inc. - Class A..........     345         9,256
    CompuCredit Corp.*(a).............................      87         3,464
                                                               -------------
                                                                   6,814,340
                                                               -------------
    FOOD & DRUG RETAILING - 1.5%
    Longs Drug Stores Corp.(a)........................ 116,238     4,926,166
    Performance Food Group Co.*(a).................... 166,832     4,611,237
                                                               -------------
                                                                   9,537,403
                                                               -------------
    FOOD PRODUCTS - 0.0%
    Gold Kist, Inc.*..................................      70         1,471
    TreeHouse Foods, Inc.*............................     237         7,395
                                                               -------------
                                                                       8,866
                                                               -------------
    HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
    Advanced Medical Optics, Inc.*(a).................      72         2,534
    American Medical Systems Holdings, Inc.*(a)....... 289,685     5,364,966
    ArthroCare Corp.*(a)..............................      73         2,914
    Dexcom, Inc.*(a)..................................     189         1,864
    ev3, Inc.*(a).....................................     219         3,773
    Foxhollow Technologies, Inc.*.....................     269         5,805
    Gen-Probe, Inc.*(a)...............................  95,820     5,018,093
    Haemonetics Corp.*(a).............................     422        18,998
    Home Diagnostics, Inc.*(a)........................ 166,070     1,760,342

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
    I-Flow Corp.*(a)..................................     767 $      11,467
    Integra LifeSciences Holdings*(a)................. 127,090     5,412,763
    Intuitive Surgical, Inc.*(a)......................     136        13,042
    Kyphon, Inc.*(a)..................................  92,690     3,744,676
    LCA-Vision, Inc.(a)...............................     117         4,020
    Mentor Corp.(a)................................... 102,008     4,985,131
    Molecular Devices Corp.*(a).......................     117         2,465
    NuVasive, Inc.*(a)................................ 247,629     5,720,230
    Palomar Medical Technologies, Inc. *(a)...........  24,547     1,243,797
    STERIS Corp.(a)...................................      85         2,140
    Thoratec Corp.*(a)................................     487         8,562
    Ventana Medical Systems, Inc.*(a).................      98         4,217
    Wright Medical Group, Inc.*(a).................... 213,522     4,970,792
                                                               -------------
                                                                  38,302,591
                                                               -------------
    HEALTH CARE PROVIDERS & SERVICES - 3.9%
    Amedisys, Inc.*(a)................................      33         1,096
    America Service Group, Inc.*(a)...................     381         6,085
    Bio-Reference Laboratories, Inc.*(a)..............     123         2,766
    Centene Corp.*(a).................................   1,025        25,184
    Dialysis Corp. of America*........................      12           153
    Genesis HealthCare Corp.*(a)...................... 112,251     5,301,615
    Hythiam, Inc.*(a).................................   1,929        17,824
    LHC Group, Inc.*(a)...............................     573        16,336
    LifePoint Hospitals, Inc.*(a)..................... 141,407     4,765,416
    Magellan Health Services, Inc.*(a)................ 100,714     4,352,859
    Matria Healthcare, Inc.*(a).......................     149         4,281
    Odyssey Healthcare, Inc.*(a)......................     351         4,654
    Omnicell, Inc.*(a)................................   2,247        41,862
    PAREXEL International Corp.*(a)................... 154,946     4,488,786
    PSS World Medical, Inc.*(a).......................   1,495        29,197
    Radiation Therapy Services, Inc.*(a)..............     941        29,660
    Sierra Health Services, Inc.*.....................     137         4,937
    United Surgical Partners International, Inc.*(a)..     698        19,788
    VCA Antech, Inc.*(a).............................. 178,102     5,733,103
    WellCare Health Plans, Inc.*(a)...................     310        21,359
                                                               -------------
                                                                  24,866,961
                                                               -------------
    HOTELS, RESTAURANTS & LEISURE - 4.4%
    Ambassadors Group, Inc.(a)........................     258         7,830
    Applebee's International, Inc.(a)................. 171,912     4,241,069
    Bluegreen Corp.*(a)...............................     315         4,041
    California Pizza Kitchen, Inc.*(a)................     221         7,362
    Century Casinos, Inc.*(a).........................   1,619        18,068
    Choice Hotels International, Inc.(a).............. 102,765     4,326,406
    Four Seasons Hotels, Inc..........................  38,536     3,159,567
    IHOP Corp.........................................     119         6,271
    Jack in the Box, Inc.*............................ 117,563     7,176,046
    Multimedia Games, Inc.*(a)........................     505         4,848
    Orient-Express Hotels, Ltd.(a)....................     450        21,294

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    HOTELS, RESTAURANTS & LEISURE - CONTINUED
    P.F. Chang's China Bistro, Inc.*(a)............... 114,971 $   4,412,587
    Papa John's International, Inc.*(a)...............     256         7,427
    RARE Hospitality International, Inc.*(a).......... 155,287     5,113,601
    Speedway Motorsports, Inc.........................      78         2,995
    WMS Industries, Inc.*(a)..........................     415        14,467
                                                               -------------
                                                                  28,523,879
                                                               -------------
    HOUSEHOLD DURABLES - 1.1%
    Champion Enterprises, Inc.*(a)....................     676         6,327
    Ethan Allen Interiors, Inc.(a)....................     132         4,767
    Knoll, Inc........................................     322         7,084
    Matthews International Corp. - Class A(a).........      41         1,613
    Select Comfort Corp.*(a)..........................     456         7,930
    Stanley Furniture Co., Inc.(a)....................      86         1,845
    Tempur-Pedic International, Inc.*(a).............. 331,576     6,784,045
    WCI Communities, Inc.*(a).........................     119         2,282
                                                               -------------
                                                                   6,815,893
                                                               -------------
    HOUSEHOLD PRODUCTS - 0.9%
    Church & Dwight, Inc.(a).......................... 138,955     5,926,431
    Jarden Corp.*(a)..................................   1,129        39,278
                                                               -------------
                                                                   5,965,709
                                                               -------------
    INDUSTRIAL CONGLOMERATES - 0.8%
    Ceradyne, Inc.*(a)................................  87,764     4,958,666
    Mueller Water Products, Inc.*(a)..................     162         2,413
                                                               -------------
                                                                   4,961,079
                                                               -------------
    INSURANCE - 1.6%
    HCC Insurance Holdings, Inc.(a)................... 166,882     5,355,243
    HealthExtras, Inc.*(a)............................     463        11,158
    ProAssurance Corp.*(a)............................  95,892     4,786,929
    Selective Insurance Group, Inc.(a)................      94         5,385
    U.S.I. Holdings Corp.*(a).........................     244         3,748
                                                               -------------
                                                                  10,162,463
                                                               -------------
    INTERNET & CATALOG RETAIL - 1.2%
    Baby Universe, Inc.*(a)...........................      16           114
    Blue Nile, Inc.*(a)...............................     265         9,776
    Coldwater Creek, Inc.*(a)......................... 214,646     5,263,120
    GSI Commerce, Inc.*(a)............................     614        11,512
    Insight Enterprises, Inc.*(a).....................     410         7,737
    Shutterfly, Inc.*(a).............................. 147,222     2,119,997
    ValueVision Media, Inc*(a)........................   2,192        28,803
                                                               -------------
                                                                   7,441,059
                                                               -------------
    INTERNET SOFTWARE & SERVICES - 3.6%
    Acxiom Corp.(a)...................................     422        10,824
    Allscripts Healthcare Solutions, Inc.*(a)......... 215,244     5,809,436
    Avocent Corp.*(a).................................     256         8,666
    CNET Networks, Inc.*(a)...........................     644         5,854
    DealerTrack Holdings, Inc.*(a).................... 133,430     3,925,511
    Equinix, Inc.*(a).................................     523        39,549
    F5 Networks, Inc.*(a)............................. 106,920     7,934,533

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    INTERNET SOFTWARE & SERVICES - CONTINUED
    Infocrossing, Inc.*(a)............................   2,329 $      37,963
    j2 Global Communications, Inc.*...................     158         4,305
    John H. Harland Co................................      65         3,263
    LivePerson, Inc.*.................................   3,134        16,391
    United Online, Inc................................     229         3,041
    ValueClick, Inc.*(a).............................. 225,558     5,329,935
    Vocus, Inc.*(a)...................................     180         3,024
                                                               -------------
                                                                  23,132,295
                                                               -------------
    IT CONSULTING & SERVICES - 0.0%
    Covansys Corp.*(a)................................     279         6,403
    FTI Consulting, Inc.*(a)..........................     167         4,658
    MarketAxess Holdings, Inc.*(a)....................     797        10,815
    Perot Systems Corp. - Class A*(a).................     215         3,524
    Workstream, Inc.*.................................   3,016         3,378
                                                               -------------
                                                                      28,778
                                                               -------------
    LEISURE EQUIPMENT & PRODUCTS - 0.8%
    Marvel Entertainment, Inc.*(a).................... 181,682     4,889,063
    Oakley, Inc.(a)...................................     292         5,857
    Polaris Industries, Inc.(a).......................     206         9,647
                                                               -------------
                                                                   4,904,567
                                                               -------------
    MACHINERY - 0.9%
    American Railcar Industries, Inc..................     505        17,190
    Applied Industrial Technologies, Inc.(a)..........     247         6,498
    Bucyrus International, Inc. - Class A(a).......... 107,959     5,587,958
    Joy Global, Inc.(a)...............................      52         2,514
    Manitowoc Co., Inc. (The)(a)......................     290        17,235
    Terex Corp.*......................................     130         8,395
                                                               -------------
                                                                   5,639,790
                                                               -------------
    MEDIA - 0.0%
    Catalina Marketing Corp.(a).......................     274         7,535
    Genius Products, Inc.*(a).........................   6,831        18,580
    Harris Interactive, Inc.*(a)......................     977         4,924
    Lions Gate Entertainment Corp.*...................   3,121        33,488
    NetFlix, Inc.*(a).................................     294         7,603
    Playboy Enterprises, Inc. - Class B*(a)...........     369         4,229
    Sonic Solutions, Inc.*(a).........................     802        13,073
                                                               -------------
                                                                      89,432
                                                               -------------
    METALS & MINING - 0.9%
    Allegheny Technologies, Inc.(a)...................     222        20,131
    Birch Mountain Resources, Ltd.*(a)................     755         1,888
    Carpenter Technology Corp.........................  57,935     5,939,496
    Century Aluminum Co.*.............................     131         5,849
    Cleveland-Cliffs, Inc.(a).........................      60         2,906
    Quanex Corp.(a)...................................      40         1,384
    Reliance Steel & Aluminum Co.(a)..................     284        11,184
                                                               -------------
                                                                   5,982,838
                                                               -------------

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    OIL & GAS - 5.9%
    Basic Energy Services, Inc.*(a)...................     183 $       4,511
    Bill Barrett Corp.*(a)............................ 142,911     3,888,608
    Callon Petroleum Co.*(a)..........................     275         4,133
    Carrizo Oil & Gas, Inc.*(a).......................     192         5,572
    Clayton Williams Energy, Inc.*(a).................     156         5,664
    Core Laboratories N.V.*...........................  97,317     7,882,677
    Edge Petroleum Corp.*.............................     131         2,389
    Frontier Oil Corp.(a).............................     350        10,059
    Gasco Energy, Inc.*(a)............................     781         1,913
    Helix Energy Solutions Group, Inc.*(a)............     441        13,834
    Helmerich & Payne, Inc.(a)........................     164         4,013
    Holly Corp.(a)....................................     100         5,140
    Hydril*(a)........................................  75,050     5,643,010
    Parker Drilling Co.*..............................     803         6,561
    Petrohawk Energy Corp.*(a)........................     570         6,555
    Pioneer Drilling Co.*(a)..........................     343         4,555
    Range Resources Corp.............................. 180,716     4,962,461
    St. Mary Land & Exploration Co.(a)................     589        21,699
    Superior Energy Services, Inc.*(a)................ 165,998     5,424,815
    Unit Corp.*....................................... 114,965     5,570,054
    W&T Offshore, Inc.................................     154         4,731
    Whiting Petroleum Corp.*(a)....................... 102,286     4,766,528
                                                               -------------
                                                                  38,239,482
                                                               -------------
    PERSONAL PRODUCTS - 0.0%
    NBTY, Inc.*.......................................     273        11,349
    Parlux Fragrances, Inc.*(a).......................     318         1,771
                                                               -------------
                                                                      13,120
                                                               -------------
    PHARMACEUTICALS - 4.7%
    Adams Respiratory Therapeutics, Inc.*(a)..........     149         6,081
    Adolor Corp.*(a)..................................     584         4,392
    Alkermes, Inc.*(a)................................ 204,104     2,728,870
    Alpharma, Inc. - Class A(a).......................     303         7,302
    Amylin Pharmaceuticals, Inc.*(a)..................     240         8,657
    Coley Pharmaceutical Group, Inc.*(a)..............      78           756
    Cubist Pharmaceuticals, Inc.*(a)..................   1,196        21,660
    Familymeds Group, Inc.*...........................     539         1,471
    Human Genome Sciences, Inc.*(a)................... 231,374     2,878,293
    Idenix Pharmaceuticals, Inc.*(a)..................     421         3,658
    Medicines Co. (The)*(a)........................... 178,614     5,665,636
    Medicis Pharmaceutical Corp. - Class A(a)......... 142,377     5,001,704
    MGI Pharma, Inc.*(a)..............................   2,055        37,833
    MWI Veterinary Supply, Inc.*(a)...................     251         8,107
    Nektar Therapeutics*(a)........................... 179,057     2,723,457
    Neurocrine Biosciences, Inc.*.....................     337         3,512
    New River Pharmaceuticals, Inc.*(a)...............     274        14,991
    Pharmion Corp.*(a)................................     294         7,568
    Salix Pharmaceuticals, Ltd.*(a)...................     303         3,687
    Santarus, Inc.*(a)................................ 270,956     2,121,585

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    PHARMACEUTICALS - CONTINUED
    Sciele Pharma, Inc.*(a)........................... 210,694 $   5,056,656
    United Therapeutics Corp.*(a).....................  71,644     3,895,284
                                                               -------------
                                                                  30,201,160
                                                               -------------
    REAL ESTATE - 0.7%
    BioMed Realty Trust, Inc. (REIT)(a)............... 159,870     4,572,282
    Corrections Corporation of America*...............     456        20,625
    Digital Realty Trust, Inc. (REIT).................     279         9,550
    Jones Lang LaSalle, Inc.(a).......................     226        20,830
    RAIT Investment Trust (REIT)......................     165         5,689
    Sovran Self Storage, Inc. (REIT)..................      95         5,442
                                                               -------------
                                                                   4,634,418
                                                               -------------
    RETAIL - SPECIALTY - 5.7%
    Aaron Rents, Inc.(a)..............................     255         7,339
    America's Car-Mart, Inc.*(a)......................     152         1,803
    Bebe Stores, Inc.(a).............................. 209,706     4,150,082
    Charlotte Russe Holding, Inc.*(a)................. 100,848     3,101,076
    Children's Place Retail Stores, Inc.*(a)..........  78,045     4,957,418
    Christopher & Banks Corp.(a)......................     422         7,874
    Dick's Sporting Goods, Inc.*(a)................... 114,581     5,613,323
    DSW, Inc. - Class A*(a)........................... 169,293     6,529,631
    Gymboree Corp. (The)*.............................     212         8,090
    HOT Topic, Inc.*(a)............................... 476,021     6,350,120
    Pacific Sunwear of California, Inc.*(a)...........     391         7,656
    Rush Enterprises, Inc. - Class A*(a)..............      73         1,235
    Stage Stores, Inc.(a).............................     263         7,992
    Talbots, Inc. (The)(a)............................      84         2,024
    Tween Brands, Inc.*(a)............................     263        10,502
    Yankee Candle Co., Inc. (The)(a)..................     381        13,061
    Zumiez, Inc.*(a).................................. 202,394     5,978,719
                                                               -------------
                                                                  36,747,945
                                                               -------------
    ROAD & RAIL - 0.0%
    Genesee & Wyoming, Inc. - Class A*(a).............     223         5,851
    Pacer International, Inc.(a)......................     619        18,428
    Sirva, Inc.*(a)...................................     556         1,935
                                                               -------------
                                                                      26,214
                                                               -------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
    Cirrus Logic, Inc.*(a)............................ 596,987     4,107,271
    Cymer, Inc.*......................................     243        10,680
    Diodes, Inc.*(a)..................................     238         8,444
    Emulex Corp.*..................................... 312,413     6,095,178
    FormFactor, Inc.*(a).............................. 102,959     3,835,223
    Kulicke & Soffa Industries, Inc.*(a)..............     324         2,722
    Microsemi Corp.*(a)............................... 286,582     5,631,336
    MIPS Technologies, Inc.*(a).......................     505         4,191
    MPS Group, Inc.*(a)............................... 359,536     5,098,220
    OmniVision Technologies, Inc.*(a).................     347         4,736
    ON Semiconductor Corp.*(a)........................   1,048         7,933
    PortalPlayer, Inc.*...............................     208         2,798

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                        SHARES    (NOTE 2)
    ------------------------------------------------------------------------

    SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
    Power Integrations, Inc.*(a)...................... 196,920 $   4,617,774
    Silicon Laboratories, Inc.*(a).................... 146,119     5,063,023
    SiRF Technology Holdings, Inc.*(a)................ 195,678     4,993,703
    Supertex, Inc.*(a)................................      87         3,415
    Tessera Technologies, Inc.*(a).................... 168,428     6,794,385
    Varian Semiconductor Equipment Associates,
      Inc.*(a)........................................ 163,028     7,421,035
    Varian, Inc.*(a).................................. 124,824     5,590,867
                                                               -------------
                                                                  59,292,934
                                                               -------------
    SOFTWARE - 6.8%
    American Reprographics Co.*(a)....................     521        17,354
    ANSYS, Inc.*(a)................................... 109,550     4,764,329
    Blackbaud, Inc.(a)................................     511        13,286
    Blackboard, Inc.*(a).............................. 205,314     6,167,633
    Cerner Corp.*(a)..................................     220        10,010
    Dendrite International, Inc.*(a)..................     352         3,770
    Eclipsys Corp.*(a)................................ 256,395     5,271,481
    Emageon, Inc.*(a).................................     233         3,579
    Epicor Software Corp.*(a).........................  95,207     1,286,247
    EPIQ Systems, Inc.*(a)............................     312         5,295
    Informatica Corp.*(a)............................. 535,874     6,543,021
    Intervoice, Inc.*(a)..............................     242         1,854
    Kronos, Inc.*(a).................................. 119,325     4,384,000
    MapInfo Corp.*(a).................................     391         5,103
    Mentor Graphics Corp.*(a).........................     419         7,555
    MicroStrategy, Inc. - Class A*(a).................  56,294     6,418,079
    Open Solutions, Inc.*(a)..........................   1,014        38,167
    Parametric Technology Corp.*(a)...................     632        11,389
    Progress Software Corp.*(a).......................     346         9,664
    Quest Software, Inc.*(a)..........................   1,009        14,782
    Secure Computing Corp.*(a)........................     304         1,994
    TALX Corp.(a).....................................   1,364        37,442
    THQ, Inc.*(a)..................................... 271,360     8,824,627
    Transaction Systems Architects, Inc. - Class A*...     243         7,914
    Ultimate Software Group, Inc.*(a).................   1,646        38,286
                                                               -------------
                                                                  43,886,861
                                                               -------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
    ADTRAN, Inc.(a)...................................     278         6,311
    Golden Telecom, Inc.(a)...........................      98         4,591
    Nice Systems, Ltd.(ADR)*(a)....................... 169,545     5,218,595
    Premiere Global Services, Inc. *(a)...............     378         3,568
    Tekelec*(a).......................................     234         3,470
                                                               -------------
                                                                   5,236,535
                                                               -------------
    TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
    Dobson Communications Corp. - Class A*(a).........     447         3,893
    NeuStar, Inc. - Class A*(a)....................... 160,432     5,204,414
    SBA Communications Corp.*(a)...................... 267,895     7,367,113

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

  ----------------------------------------------------------------------------
  SECURITY                                           SHARES/PAR     VALUE
  DESCRIPTION                                          AMOUNT      (NOTE 2)
  ----------------------------------------------------------------------------

  TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
  Syniverse Holdings, Inc.*(a)......................         141 $       2,114
                                                                 -------------
                                                                    12,577,534
                                                                 -------------
  TEXTILES, APPAREL & LUXURY GOODS - 0.8%
  Carter's, Inc.*(a)................................       1,002        25,551
  CROCS, Inc.*(a)...................................         139         6,005
  Deckers Outdoor Corp.*(a).........................         144         8,633
  Oxford Industries, Inc.(a)........................          88         4,369
  Phillips-Van Heusen Corp.(a)......................         155         7,776
  Quiksilver, Inc.*(a)..............................       1,683        26,507
  Volcom, Inc.*(a)..................................         566        16,737
  Warnaco Group, Inc. (The)*(a).....................     187,775     4,765,730
                                                                 -------------
                                                                     4,861,308
                                                                 -------------
  TRANSPORTATION - 1.9%
  Forward Air Corp.(a)..............................     135,057     3,907,199
  Hub Group, Inc. - Class A*(a).....................     152,669     4,206,031
  Knight Transportation, Inc.(a)....................         226         3,853
  Old Dominion Freight Line, Inc.*(a)...............         213         5,127
  Swift Transportation Co., Inc.*(a)................     169,536     4,453,711
  TAL International Group, Inc.(a)..................         507        13,532
                                                                 -------------
                                                                    12,589,453
                                                                 -------------
  TRUCKING & FREIGHT FORWARDING - 0.0%
  Landstar System, Inc..............................          69         2,634
                                                                 -------------
  Total Common Stocks (Cost $529,030,745)...........               625,064,233
                                                                 -------------
  INVESTMENT COMPANY SECURITIES - 0.0%
  iShares Russell 2000 Growth Index Fund(a).........         623        48,999
  iShares Russell 2000 Index Fund...................         653        50,967
                                                                 -------------

  TOTAL INVESTMENT COMPANY SECURITIES (Cost
  $100,796)                                                             99,966
                                                                 -------------

  SHORT-TERM INVESTMENT - 2.3%
  State Street Bank and Trust Co., Repurchase
    Agreement dated 12/29/06 at 4.950% to be
    repurchased at $14,751,109 on 01/02/07
    collateralized by $15,400,000 FNMA at 3.250%
    due 02/15/09 with a value of $15,042,489 (Cost
    $14,743,000).................................... $14,743,000    14,743,000
                                                                 -------------

  TOTAL INVESTMENTS - 99.3% (Cost $543,874,541)                    639,907,199

  Other Assets and Liabilities (net) - 0.7%                          4,470,709
                                                                 -------------

  TOTAL NET ASSETS - 100.0%                                      $ 644,377,908
                                                                 =============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $160,711,644 and the collateral received consisted of cash in the amount of $164,658,808.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

MET/AIM SMALL CAP GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $625,164,199
   Repurchase Agreement                                                    14,743,000
   Cash                                                                            73
   Collateral on securities on loan                                       164,658,808
   Receivable for investments sold                                          4,687,131
   Receivable for Trust shares sold                                           617,384
   Dividends receivable                                                       214,013
   Interest receivable                                                          6,081
                                                                         ------------
     Total assets                                                         810,090,689
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    277,825
     Distribution and services fees - Class B                                  65,020
     Distribution and services fees - Class E                                   1,977
     Collateral on securities on loan                                     164,658,808
     Investment advisory fee payable (Note 3)                                 480,163
     Administration fee payable                                                 6,616
     Custodian and accounting fees payable                                    141,445
   Accrued expenses                                                            80,927
                                                                         ------------
     Total liabilities                                                    165,712,781
                                                                         ------------
NET ASSETS                                                               $644,377,908
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $538,933,586
   Accumulated net realized gain                                            9,411,670
   Unrealized appreciation on investments                                  96,032,652
                                                                         ------------
     Total                                                               $644,377,908
                                                                         ============
NET ASSETS
   Class A                                                               $329,253,548
                                                                         ============
   Class B                                                                299,680,240
                                                                         ============
   Class E                                                                 15,444,120
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 24,328,070
                                                                         ============
   Class B                                                                 22,380,780
                                                                         ============
   Class E                                                                  1,144,249
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.53
                                                                         ============
   Class B                                                                      13.39
                                                                         ============
   Class E                                                                      13.50
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $529,131,541

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

MET/AIM SMALL CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $ 1,219,417
   Interest (2)                                                                 1,040,299
                                                                              -----------
       Total investment income                                                  2,259,716
                                                                              -----------
EXPENSES:
   Investment advisory fee (Note 3)                                             5,208,050
   Administration fees                                                             78,708
   Custody and accounting fees                                                    258,906
   Distribution fee - Class B                                                     760,274
   Distribution fee - Class E                                                      21,503
   Transfer agent fees                                                             77,910
   Audit                                                                           21,592
   Legal                                                                           35,203
   Trustee fees and expenses                                                       12,581
   Shareholder reporting                                                           18,256
   Insurance                                                                       11,137
   Other                                                                            9,248
                                                                              -----------
       Total expenses                                                           6,513,368
       Less broker commission recapture                                           (79,360)
                                                                              -----------
   Net expenses                                                                 6,434,008
                                                                              -----------
   Net investment loss                                                         (4,174,292)
                                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                             53,011,817
       Foreign currency                                                                (6)
                                                                              -----------
          Net realized gain on investments and foreign currency                53,011,811
                                                                              -----------
   Net change in unrealized appreciation on:
       Investments                                                             30,569,147
                                                                              -----------
   Net change in unrealized appreciation on investments                        30,569,147
                                                                              -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                                83,580,958
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $79,406,666
                                                                              ===========

------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $       695
(2)Interest income includes net security lending income of:                       257,561

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

MET/AIM SMALL CAP GROWTH PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $ (4,174,292) $ (3,178,415)
   Net realized gain on investments and foreign currency                   53,011,811    45,683,854
   Net change in unrealized appreciation on investments                    30,569,147       485,690
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    79,406,666    42,991,129
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       --            --
     Class B                                                                       --            --
     Class E                                                                       --            --
   From net realized gains
     Class A                                                              (36,089,546)   (4,390,696)
     Class B                                                              (43,349,536)   (6,155,357)
     Class E                                                               (2,000,985)     (276,797)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (81,440,067)  (10,822,850)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 8):
   Proceeds from shares sold
     Class A                                                              118,659,501   119,780,387
     Class B                                                               16,982,858    61,157,966
     Class E                                                                2,951,893     2,467,997
   Net asset value of shares issued through acquisition
     Class A                                                                9,138,167            --
     Class B                                                                       --            --
     Class E                                                                       --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               36,089,546     4,390,696
     Class B                                                               43,349,536     6,155,357
     Class E                                                                2,000,985       276,797
   Cost of shares repurchased
     Class A                                                              (51,306,019)  (14,714,919)
     Class B                                                              (54,585,272)  (97,882,483)
     Class E                                                               (2,768,455)   (2,504,658)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             120,512,740    79,127,140
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              118,479,339   111,295,419
   Net assets at beginning of period                                      525,898,569   414,603,150
                                                                         ------------  ------------
   Net assets at end of period                                           $644,377,908  $525,898,569
                                                                         ============  ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $         --  $       (922)
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
MET/AIM SMALL CAP GROWTH PORTFOLIO                                     -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                          2006       2005        2004        2003      2002(B)
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.66     $12.84      $12.03      $ 8.65     $ 11.85
                                                                       ------     ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income Loss............................................  (0.08)(a)  (0.07)(a)   (0.09)(a)   (0.08)(a)   (0.11)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   1.97       1.18        0.90        3.46       (3.09)
                                                                       ------     ------      ------      ------     -------
Total from Investment Operations......................................   1.89       1.11        0.81        3.38       (3.20)
                                                                       ------     ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --          --          --          --
Distributions from Net Realized Capital Gains.........................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
Total Distributions...................................................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $13.53     $13.66      $12.84      $12.03     $  8.65
                                                                       ======     ======      ======      ======     =======
TOTAL RETURN                                                            13.91 %     8.59 %      6.73 %     39.08 %    (27.00)%
Ratio of Expenses to Average Net Assets**.............................   0.97 %     0.99 %      1.03 %      1.04 %      1.05 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A         N/A         N/A        1.03 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.98 %     0.96 %(c)   1.02 %(c)   1.16 %      2.10 %*
Ratio of Net Investment Loss to Average Net Assets....................  (0.58)%    (0.53)%     (0.74)%     (0.78)%     (0.64)%*
Portfolio Turnover Rate...............................................   56.4 %    74.80 %     94.90 %     29.80 %      19.5 %
Net Assets, End of Period (in millions)............................... $329.3     $215.4       $92.5        $6.2        $6.7

                                                                                                CLASS B
                                                                       -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                          2006       2005        2004        2003       2002
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.51     $12.74      $11.97      $ 8.62      $11.89
                                                                       ------     ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income Loss............................................  (0.11)(a)  (0.10)(a)   (0.12)(a)   (0.11)(a)   (0.08)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.01       1.16        0.89        3.46       (3.19)
                                                                       ------     ------      ------      ------     -------
Total from Investment Operations......................................   1.90       1.06        0.77        3.35       (3.27)
                                                                       ------     ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --          --          --          --
Distributions from Net Realized Capital Gains.........................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
Total Distributions...................................................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $13.39     $13.51      $12.74      $11.97     $  8.62
                                                                       ======     ======      ======      ======     =======
TOTAL RETURN                                                            14.18 %    8.27 %       6.43 %     38.86 %    (27.50)%
Ratio of Expenses to Average Net Assets**.............................   1.21 %    1.25 %       1.29 %      1.30 %      1.30 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A         N/A         N/A        1.28 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.23 %    1.20 %(c)    1.23 %(c)   1.36 %      2.32 %
Ratio of Net Investment Loss to Average Net Assets....................  (0.83)%    (0.80)%     (1.03)%     (1.04)%     (0.87)%
Portfolio Turnover Rate...............................................   56.4 %    74.8 %       94.9 %      29.8 %      19.5 %
Net Assets, End of Period (in millions)............................... $299.7     $297.1      $309.7      $206.3       $47.1

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deffered Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS E
MET/AIM SMALL CAP GROWTH PORTFOLIO                                     -----------------------------------------------------
                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                          2006       2005        2004        2003      2002(B)
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $13.60     $12.80      $12.01      $ 8.64     $ 11.54
                                                                       ------     ------      ------      ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss...................................................  (0.10)(a)  (0.09)(a)   (0.11)(a)   (0.10)(a)   (0.05)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.02       1.18        0.90        3.47       (2.85)
                                                                       ------     ------      ------      ------     -------
Total from Investment Operations......................................   1.92       1.09        0.79        3.37       (2.90)
                                                                       ------     ------      ------      ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --         --          --          --          --
Distributions from Net Realized Capital Gains.........................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
Total Distributions...................................................  (2.02)     (0.29)         --          --          --
                                                                       ------     ------      ------      ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $13.50     $13.60      $12.80      $12.01     $  8.64
                                                                       ======     ======      ======      ======     =======
TOTAL RETURN                                                            14.25 %     8.46 %      6.58 %     39.00 %    (25.13)%
Ratio of Expenses to Average Net Assets**.............................   1.11 %     1.15 %      1.18 %      1.20 %      1.20 %*
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A         N/A         N/A        1.18 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.13 %     1.11 %(c)   1.13 %(c)   1.25 %      2.23 %*
Ratio of Net Investment Loss to Average Net Assets....................  (0.73)%    (0.70)%     (0.93)%     (0.94)%     (0.77)%*
Portfolio Turnover Rate...............................................   56.4 %     74.8 %      94.9 %      29.8 %      19.5 %
Net Assets, End of Period (in millions)...............................  $15.4      $13.4       $12.4        $8.6        $1.8

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Met/AIM Small Cap Growth Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with AIM Capital Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2006  % per annum Average Daily Assets
---------                           ------------------ ----------- --------------------

Met/AIM Small Cap Growth Portfolio*     $5,208,050        0.88%     First $500 Million

                                                          0.83%     Over $500 Million

* Prior to November 1, 2006, the management fees for the Portfolio were 90 basis points first $500 Million and 85 basis points over $500 Million per annum of average daily assets. The management fees earned for the period January 1, 2006 through October 31, 2006 were $4,272,548 for the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
                                               Limitation Agreement
                                              ----------------------
           Portfolio                          Class A Class B Class E
           ---------                          ------- ------- -------

           Met/AIM Small Cap Growth Portfolio  1.05%   1.30%   1.20%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                                Net
                                  Shares Issued   Shares Issued              Increase
                                  in Connection      Through                (Decrease)
            Beginning   Shares   with Acquisition   Dividend      Shares     in Shares    Ending
             Shares      Sold        (Note 8)     Reinvestment  Repurchased Outstanding   Shares
-           ---------- --------- ---------------- ------------- ----------- ----------- ----------

Portfolio

 Class A
 12/31/2006 15,763,026 8,980,141     670,445        2,655,666   (3,741,208)  8,565,044  24,328,070
 12/31/2005  7,206,041 9,318,126          --          318,628   (1,079,769)  8,556,985  15,763,026

 Class B
 12/31/2006 21,984,528 1,275,548          --        3,232,721   (4,112,017)    396,252  22,380,780
 12/31/2005 24,313,464 5,041,116          --          451,604   (7,821,656) (2,328,936) 21,984,528

 Class E
 12/31/2006    987,075   217,495          --          148,096     (208,417)    157,174   1,144,249
 12/31/2005    969,101   191,273          --           20,190     (193,489)     17,974     987,075

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Met/AIM Small Cap Growth Portfolio       $--        $353,402,634        $--        $322,498,321

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross        Gross
                                    Income Tax   Unrealized   Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation Depreciation   Appreciation
---------                          ------------ ------------ ------------  --------------

Met/AIM Small Cap Growth Portfolio $544,271,900 $110,295,701 $(14,660,402)  $95,635,299

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of     Value of
                                              Securities   Collateral
                                             ------------ ------------

          Met/AIM Small Cap Growth Portfolio $160,711,644 $164,658,808

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                   Ordinary Income  Long-Term Capital Gain           Total
-                                  ---------------- ----------------------- -----------------------
                                      2006     2005    2006        2005        2006        2005
-                                  ----------- ---- ----------- ----------- ----------- -----------

Met/AIM Small Cap Growth Portfolio $15,555,529 $--  $65,884,537 $10,822,850 $81,440,066 $10,822,850

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals       Total
                                   ------------- ------------- ------------ ------------------ ------------

Met/AIM Small Cap Growth Portfolio  $1,389,889    $8,419,138   $95,635,293         $--         $105,444,320

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. ACQUISITIONS

On May 1, 2006, Met/AIM Small Cap Growth Portfolio ("Met/AIM") acquired all of the net assets of Style Focus Series: Small Cap Growth Portfolio, a series of The Travelers Series Trust ("Style Focus"), pursuant to a plan of reorganization approved by Style Focus shareholders on March 14, 2006. The acquisition was accomplished by a tax-free exchange of 670,445 Class A shares of Met/AIM (valued at $9.1 million) in exchange for the 715,654 Class A shares of Style Focus outstanding on April 28, 2006. Style Focus Class A net assets at that date ($9.1 million), including $1,296,475 of unrealized appreciation were combined with those of Met/AIM Class A. The cost of securities acquired in the tax-free exchange by Met/AIM from Style Focus was $7,888,935. The aggregate Class A net assets of Met/AIM and Style Focus immediately before the acquisition were $271,272,413 and $9,138,167, respectively. The aggregate Class A net assets of Met/AIM immediately after the acquisition were $280,410,580.

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Met/AIM Small Cap Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Met/AIM Small Cap Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/AIM Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              Met/Putnam Capital
                            Opportunities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO
                                                    FOR THE YEAR ENDED 12/31/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



PERFORMANCE

For the twelve-month period ended December 31, 2006, the Met/Putnam Capital Opportunities Portfolio performed in-line with the Russell 2500(TM) Index. U.S. equity markets advanced substantially in the first quarter, stringing together three months of significant rallies and dips. Encouraging economic indicators sometimes caused markets to advance and sometimes raised investors fears that economic strength would lead to inflation and a continuation of the Federal Reserve Board's ("Fed") series of interest rate increases. Conversely, the second quarter was a challenging one for U.S. equity markets, as concerns about the long-term effects of continuing interest-rate increases by the Fed under its new leader Ben Bernanke took a toll. U.S. equity markets recorded moderate gains for the third quarter, as the roller coaster of crude oil prices rolled down steeply in August and the U.S. economy reacted calmly to the effects of the interest-rate increase campaign by the Fed, slowing but not stalling. Only minor signs of inflationary pressures showed. The Fed met twice during the quarter, leaving rates unchanged at both its August and September meetings but continued to express a tightening bias. In the fourth quarter, U.S. equity markets grappled with various concerns, including the price of oil, the U.S. housing market, and the intentions and actions of the Fed, but equities overcame them all to post a solid gain for the quarter.

Favorable stock selection in the machinery (Terex) and trucks & parts (Autoliv) industries made the capital goods sector the Portfolio's largest relative contributor. Shares of Terex, a diversified global manufacturer, were up 117% during 2006, driven initially by the January announcement of an organizational realignment to streamline operations and improve customer service. The company posted record revenues ($6.4B) for 2005, due to strong demand and beat Wall Street's first-quarter expectations after reporting that quarterly profit more than doubled on improved cash management. During the later half of 2006, the stock benefited from a favorable outlook for the aerial work platform and boom industry driven by Oshkosh's acquisition of Terex's rival JLG. Our overweight in automobile safety system manufacturer Autoliv also helped performance. Favorable investor sentiment drove Autoliv's stock higher, mainly in the first half of the year, based on quarterly earnings results showing a strong rise in margins.

Select positions in Manor Care (health-care services), Immucor (medical technology), and Savient Pharmaceuticals (pharmaceuticals) helped relative performance in the healthcare sector. Shares of Manor Care, an operator of nursing homes, moved higher during the year on favorable investor sentiment following better-than-expected earnings results, as profit rose 20% on higher occupancy levels and a larger mix of patients needing intensive care. Immucor, which makes blood transfusion systems, was also among healthcare's leading contributors to portfolio performance for the period. Shares of the firm traded up sharply in the fourth quarter following the company's solid first-quarter earnings results. Immucor bested street estimates on improved revenue and price increases in the United States. Our position in drugmaker Savient Pharmaceuticals bolstered results, as the company also beat earnings expectations late in the year. Additionally, investors seem encouraged by the firm's apparent good progress in their ongoing Phase III trial of Puricase, which could boost future earnings results.

Select holdings in consumer cyclicals also helped returns. Within that sector, strong selection due to our positions in Hasbro (toys) and Rent-A-Center (retail) accounted for the bulk of the sector's outperformance.

Unfavorable selection made financials the Portfolio's largest relative detractor among sectors. Select positions in Corus Bankshares (banking), Radian Group (diversified financials), and Accredited Home Lenders (consumer finance) hindered performance. Corus Bankshares, a bank holding company for Corus Bank, was the year's leading detractor in financials. The stock fell midway through the year due to profit taking by investors' locking in gains after a strong run-up in April and concerns that growth in the company's main business line, condo construction and conversion lending, was experiencing a slowdown. In spite of a strong run-up early in 2006, shares of the diversified financial services firm Radian Group traded down late in the year, due largely to unfavorable investor sentiment following the firm's third-quarter earnings results. The firm announced profits slid 31% on lower revenue and higher costs. San Diego-based mortgage bank Accredited Home Lenders saw its shares drop sharply in August after the firm missed earnings results and reduced its 2006 earnings guidance on lower loan origination volume and gain margins.

Stock selection in communication services, in particular, our overweight allocation to EarthLink, also weighed on results during the year. Shares of the Internet service-provider EarthLink traded down during the period due largely to unfavorable investor sentiment in response to the firm's 2006 forecast. EarthLink announced it expects subscriptions to remain level with its 2005 year-end numbers, due mainly to a decline in premium narrowband subscriptions.

OUTLOOK: U.S. EQUITY MARKETS

The remarkably sustained market rally during the second half of 2006 was fueled by strong corporate profitability and supported by a benign macroeconomic backdrop. As neither of these conditions seems likely to change in the near future, our market strategists expect continued appreciation. Moreover, they anticipate the ongoing and gradual transition of leadership to larger and more growth-oriented companies will persist into 2007. While it seems unlikely that stocks will rally without interruption as in recent months, the basis of the bull market appears to be intact.

PORTFOLIO STRATEGY

Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

The basic materials sector is currently our largest overweight relative to the Russell 2500(TM) Index (+2.5%). Within the sector, the bulk of the overweight is contained in the metals industry (Steel Dynamics, Quanex, Cleveland-Cliffs).

--------------------------------------------------------------------------------

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MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The consumer cyclicals sector (+1.9%) is the Portfolio's second-largest overweight, followed by financials (+1.4%). Overweight positions within the consumer cyclicals sector include retail (Wolverine Worldwide, Toro, Dollar Tree Stores) and toys (Hasbro). Within the financial sector our overweight is concentrated in the insurance (HCC Insurance, W.R. Berkley, Triad) and diversified financials (Radian Group) industries.

The Portfolio is also overweight energy (1.3%) and transportation (1.3%) versus the benchmark. Within the energy sector, our focus is on oil & gas firms (Giant Industries, Todco), while in transportation we are overweight shipping (Overseas Shipholding, Arkansas Best).

Our greatest sector underweights versus the benchmark are utilities (-5.4%), followed by capital goods (-2.3%). Among utilities, the Portfolio is underweight electric utilities and natural gas, and underweight manufacturing and aerospace/defense within the capital goods sector.

TEAM MANAGED
PUTNAM INVESTMENT MANAGEMENT, LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                BMC Software, Inc.                     2.56%
                -----------------------------------------------
                Emulex Corp.                           2.24%
                -----------------------------------------------
                Brocade Communications Systems, Inc.   2.23%
                -----------------------------------------------
                MicroStrategy, Inc.--Class A           2.04%
                -----------------------------------------------
                Hasbro, Inc.                           2.04%
                -----------------------------------------------
                Autoliv, Inc.                          2.02%
                -----------------------------------------------
                Watson Pharmaceuticals, Inc.           2.01%
                -----------------------------------------------
                AmerUs Group Co.                       1.99%
                -----------------------------------------------
                W.R. Berkley Corp.                     1.98%
                -----------------------------------------------
                HCC Insurance Holdings, Inc.           1.85%
                -----------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]


        Financials                      23.7%
        Cyclical                        21.2%
        Non-Cyclical                    15.2%
        Technology                      11.9%
        Industrials                      8.2%
        Energy                           6.6%
        Basic Materials                  6.0%
        Communications                   5.3%
        Registered Investment Company    1.8%
        Utilities                        0.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO          FOR THE YEAR ENDED 12/31/06
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
  PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000(R) INDEX/1/ AND RUSSELL
                               2500/TM/ INDEX/2/
                           Growth Based on $10,000+

                                     [CHART]

                  Fund         Russell 2000      Russell 2500
                -------        ------------      ------------
12/31/1996      $10,000          $10,000            $10,000
12/31/1997       12,006           12,236             12,436
12/31/1998       11,436           11,924             12,485
12/31/1999       16,531           14,459             15,498
12/31/2000       14,787           14,022             16,160
12/31/2001       13,542           14,372             16,357
12/31/2002       10,646           11,428             13,447
12/31/2003       13,763           16,828             19,567
12/31/2004       16,314           19,913             23,146
12/31/2005       17,959           20,819             25,023
12/31/2006       20,631           24,643             29,067



    -------------------------------------------------------------------
                                       Average Annual Return
                                  (for the year ended 12/31/06)/3/
    -------------------------------------------------------------------
                                                              Since
                              1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A        14.88% 14.45%  8.79%   7.51%    7.85%
    Class B                   14.62% 14.19%  8.52%     --     9.28%
    -------------------------------------------------------------------
- - Russell 2000(R) Index/1/  18.37% 13.56% 11.39%   9.44%   10.58%
    -------------------------------------------------------------------
--  Russell 2500/TM/ Index/2/ 16.16% 14.10% 12.19%  11.26%   12.42%
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the Index had an approximate market capitalization of $2.0 billion and a smallest of $218.4 million. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500/TM/ Index is an unmanaged index which measures the performance of 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.2 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
MET/PUTNUM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,078.50        $8.02
  Hypothetical (5% return before expenses)     1,000.00      1,017.49         7.78
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,078.00         9.48
  Hypothetical (5% return before expenses)     1,000.00      1,016.08         9.20
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.53% and 1.81% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.8%
         AIRLINES - 1.5%
         Alaska Air Group, Inc.*.................    3,396 $    134,142
         Continental Airlines, Inc. - Class B*(a)    3,168      130,680
         ExpressJet Holdings, Inc.*..............   47,559      385,228
                                                           ------------
                                                                650,050
                                                           ------------
         AUTO COMPONENTS - 4.0%
         Accuride Corp.*.........................      685        7,713
         Autoliv, Inc............................   16,156      974,207
         Noble International, Ltd.(a)............    1,819       36,471
         Tenneco Automotive, Inc.*...............   28,767      711,120
         Wabtec Corp.............................    1,282       38,947
                                                           ------------
                                                              1,768,458
                                                           ------------
         BANKS - 4.1%
         Anchor BanCorp Wisconsin, Inc...........    1,261       36,342
         BankUnited Financial Corp. - Class A....    1,600       44,736
         Center Financial Corp.(a)...............      461       11,050
         City Bank(a)............................    1,650       59,070
         City Holding Co.(a).....................    1,148       46,942
         Corus Bankshares, Inc.(a)...............   24,656      568,814
         FirstFed Financial Corp.*(a)............   14,218      952,180
         Independent Bank Corp.(a)...............    1,493       37,758
         Lakeland Financial Corp.................      200        5,106
         Provident Financial Holdings, Inc.......      402       12,257
         Republic Bancorp, Inc. - Class A........      392        9,835
         Southwest Bancorp of Oklahoma, Inc......      799       22,260
                                                           ------------
                                                              1,806,350
                                                           ------------
         BIOTECHNOLOGY - 0.1%
         Diversa Corp.*(a).......................    3,550       38,624
                                                           ------------
         BUILDING PRODUCTS - 0.9%
         American Woodmark Corp.(a)..............    3,003      125,675
         Builders FirstSource, Inc.*.............    1,820       32,451
         Universal Forest Products, Inc.(a)......    4,974      231,888
                                                           ------------
                                                                390,014
                                                           ------------
         CHEMICALS - 0.8%
         FMC Corp................................    2,181      166,955
         NewMarket Corp.(a)......................    3,015      178,036
         PolyOne Corp.*..........................    1,500       11,250
                                                           ------------
                                                                356,241
                                                           ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.7%
         Adaptec, Inc.*(a).......................    5,945       27,704
         Brightpoint, Inc.*(a)...................      664        8,931
         Career Education Corp.*(a)..............   26,144      647,848
         Consolidated Graphics, Inc.*............    2,373      140,173
         Darling International, Inc.*(a).........      864        4,761
         Hewitt Associates, Inc. - Class A*......    3,218       82,863
         infoUSA, Inc............................    3,300       39,303
         Labor Ready, Inc.*(a)...................   30,819      564,912

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL SERVICES & SUPPLIES - CONTINUED
         Spherion Corp.*(a)......................    4,237 $     31,481
         Steelcase, Inc. - Class A(a)............    5,530      100,425
                                                           ------------
                                                              1,648,401
                                                           ------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.2%
         Brocade Communications Systems, Inc.*(a)  102,367      840,433
         UTStarcom, Inc.*(a).....................   14,857      129,999
                                                           ------------
                                                                970,432
                                                           ------------
         COMPUTERS & PERIPHERALS - 0.2%
         Catapult Communications Corp.*(a).......    1,543       13,856
         MTS Systems Corp.(a)....................      700       27,034
         Systemax, Inc.*(a)......................    2,477       43,224
                                                           ------------
                                                                 84,114
                                                           ------------
         CONSTRUCTION MATERIALS - 0.0%
         Ameron International Corp.(a)...........      200       15,274
                                                           ------------
         CONTAINERS & PACKAGING - 0.0%
         Graphic Packaging Corp.*................    2,629       11,384
                                                           ------------
         ELECTRIC UTILITIES - 0.1%
         Alliant Energy Corp.(a).................      574       21,680
         Puget Energy, Inc.......................      424       10,753
                                                           ------------
                                                                 32,433
                                                           ------------
         ELECTRICAL EQUIPMENT & SERVICES - 0.2%
         Regal-Beloit Corp.(a)...................    1,500       78,765
                                                           ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
         Greatbatch, Inc.*(a)....................    2,677       72,065
         Methode Electronics, Inc................    3,744       40,548
         Stoneridge, Inc.*.......................    2,270       18,591
         Tech Data Corp.*(a).....................    8,431      319,282
         TTM Technologies, Inc.*(a)..............    5,286       59,890
                                                           ------------
                                                                510,376
                                                           ------------
         ENERGY EQUIPMENT & SERVICES - 0.8%
         Energen Corp............................      198        9,294
         Lone Star Technologies, Inc.*...........    4,420      213,972
         Trico Marine Services, Inc.*(a).........    2,900      111,099
                                                           ------------
                                                                334,365
                                                           ------------
         FINANCIAL-DIVERSIFIED - 2.4%
         AmeriCredit Corp.*(a)...................    3,261       82,079
         Asset Acceptance Capital Corp.*(a)......    1,632       27,450
         ASTA Funding, Inc.(a)...................    2,698       82,127
         BISYS Group, Inc. (The)*(a).............    4,229       54,597
         CBIZ, Inc.*(a)..........................    1,927       13,431
         Delphi Financial Group - Class A........    4,725      191,174
         IndyMac Bancorp, Inc.(a)................    6,035      272,541
         Jackson Hewitt Tax Service, Inc.........    6,458      219,378
         World Acceptance Corp.*(a)..............    2,260      106,107
                                                           ------------
                                                              1,048,884
                                                           ------------
         FOOD & DRUG RETAILING - 0.1%
         Ingles Markets, Inc.....................      884       26,334
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
         Applera Corp.(a)........................    3,746 $    137,441
         Bausch & Lomb, Inc.(a)..................    1,300       67,678
         Hillenbrand Industries, Inc.(a).........    2,958      168,399
         Immucor, Inc.*..........................   11,620      339,653
         Medical Action Industries, Inc.*........      556       17,925
                                                           ------------
                                                                731,096
                                                           ------------
         HEALTH CARE PROVIDERS & SERVICES - 1.3%
         American Dental Partners, Inc.*.........    2,097       39,612
         Lincare Holdings, Inc.*.................   12,495      497,801
         Odyssey Healthcare, Inc.*(a)............    2,826       37,473
                                                           ------------
                                                                574,886
                                                           ------------
         HOTELS, RESTAURANTS & LEISURE - 0.9%
         Denny's Corp.*..........................    1,731        8,153
         Dominos Pizza, Inc.(a)..................   11,766      329,448
         Dover Downs Gaming & Entertainment, Inc.    1,500       20,055
         Luby's, Inc.*...........................    3,033       33,029
                                                           ------------
                                                                390,685
                                                           ------------
         HOUSEHOLD DURABLES - 1.5%
         Blyth, Inc.(a)..........................    5,225      108,419
         Hooker Furniture Corp.(a)...............      200        3,136
         Kimball International, Inc. - Class B(a)    2,313       56,206
         Select Comfort Corp.*(a)................   28,966      503,718
                                                           ------------
                                                                671,479
                                                           ------------
         INDUSTRIAL-DIVERSIFIED - 1.1%
         Chemed Corp.(a).........................    3,525      130,355
         Teleflex, Inc.(a).......................    5,600      361,536
                                                           ------------
                                                                491,891
                                                           ------------
         INSURANCE - 9.9%
         American Physicians Capital, Inc.*(a)...    1,960       78,478
         CNA Surety Corp.*.......................    2,917       62,716
         Commerce Group, Inc. (The)..............    6,294      187,247
         FBL Financial Group, Inc. - Class A.....      200        7,816
         Hanover Insurance Group, Inc. (The).....    1,160       56,608
         Harleysville Group, Inc.................    2,400       83,568
         HCC Insurance Holdings, Inc.(a).........   24,866      797,950
         Hilb Rogal & Hobbs Co.(a)...............    1,772       74,637
         Infinity Property & Casualty Corp.......    2,342      113,329
         Midland Co. (The)(a)....................      700       29,365
         National Interstate Corp.(a)............      607       14,750
         Odyssey Re Holdings Corp................    1,867       69,639
         Presidential Life Corp..................      200        4,390
         Radian Group, Inc.......................   12,814      690,803
         Safety Insurance Group, Inc.............    1,700       86,207
         Selective Insurance Group, Inc..........    3,408      195,244
         StanCorp Financial Group, Inc...........    4,200      189,210
         Triad Guaranty, Inc.*(a)................    7,454      409,001
         W.R. Berkley Corp.......................   24,099      831,656
         Zenith National Insurance Corp.(a)......    8,774      411,588
                                                           ------------
                                                              4,394,202
                                                           ------------

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - 3.6%
       Acxiom Corp................................   18,506 $    474,679
       Blair Corp.................................      219        7,172
       Digitas, Inc.*.............................    5,400       72,414
       j2 Global Communications, Inc.*(a).........    4,659      126,958
       Sohu.com, Inc.*............................    2,170       52,080
       SonicWALL, Inc.*...........................    7,127       60,009
       United Online, Inc.(a).....................   46,505      617,586
       Websense, Inc.*............................    8,778      200,402
                                                            ------------
                                                               1,611,300
                                                            ------------
       IT CONSULTING & SERVICES - 0.3%
       COMSYS IT Partners, Inc.*..................    1,200       24,252
       SYNNEX Corp.*(a)...........................    2,496       54,762
       Tyler Technologies, Inc.*(a)...............    3,700       52,022
                                                            ------------
                                                                 131,036
                                                            ------------
       LEISURE EQUIPMENT & PRODUCTS - 2.2%
       Hasbro, Inc.(a)............................   35,086      956,094
                                                            ------------
       MACHINERY - 2.0%
       Advanced Energy Industries, Inc.*..........    1,791       33,796
       Albany International Corp. - Class A(a)....    1,511       49,727
       Applied Industrial Technologies, Inc.......    2,802       73,721
       Cascade Corp...............................    6,593      348,770
       Insteel Industries, Inc....................    5,085       90,462
       Manitowoc Co., Inc. (The)..................    4,486      266,603
                                                            ------------
                                                                 863,079
                                                            ------------
       MEDIA - 0.3%
       Journal Register Co.(a)....................    4,000       29,200
       Sinclair Broadcast Group, Inc. - Class A(a)    8,309       87,245
                                                            ------------
                                                                 116,445
                                                            ------------
       METALS & MINING - 5.2%
       A. M. Castle & Co..........................    2,772       70,548
       AK Steel Holding Corp.*....................   19,057      322,063
       Cleveland-Cliffs, Inc.(a)..................    9,446      457,564
       Quanex Corp.(a)............................   16,744      579,175
       Shiloh Industries, Inc.*(a)................      756       14,326
       Steel Dynamics, Inc.(a)....................   26,317      853,987
       USEC, Inc.*(a).............................      796       10,125
                                                            ------------
                                                               2,307,788
                                                            ------------
       OIL & GAS - 7.0%
       Callon Petroleum Co.*(a)...................    2,927       43,993
       Georgia Gulf Corp.(a)......................   28,230      545,121
       Giant Industries, Inc.*....................    8,728      654,164
       Grey Wolf, Inc.*(a)........................   10,692       73,347
       Harvest Natural Resources, Inc.*(a)........    7,260       77,174
       Meridian Resource Corp.*...................    3,983       12,307
       Parker Drilling Co.*.......................   85,054      694,891
       St. Mary Land & Exploration Co.(a).........    7,070      260,459
       Tesoro Corp.(a)............................    1,500       98,655
       Todco - Class A*(a)........................   18,723      639,765
                                                            ------------
                                                               3,099,876
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 0.2%
       BlueLinx Holdings, Inc.(a).................    1,245 $     12,948
       Louisiana-Pacific Corp.(a).................    2,976       64,073
                                                            ------------
                                                                  77,021
                                                            ------------
       PERSONAL PRODUCTS - 1.0%
       Chattem, Inc.*(a)..........................    9,003      450,870
                                                            ------------
       PHARMACEUTICALS - 5.6%
       Albany Molecular Research, Inc.*...........    5,585       58,978
       Alpharma, Inc. - Class A...................   15,213      366,633
       Bradley Pharmaceuticals, Inc.*(a)..........    4,662       95,944
       Endo Pharmaceuticals Holdings, Inc.*.......    4,112      113,409
       Enzon Pharmaceuticals, Inc.*(a)............    3,899       33,180
       King Pharmaceuticals, Inc.*(a).............   34,075      542,474
       Mylan Laboratories, Inc.(a)................   13,095      261,376
       Savient Pharmaceuticals, Inc.*(a)..........    7,000       78,470
       Sciele Pharma, Inc.*(a)....................    2,336       56,064
       Watson Pharmaceuticals, Inc.*(a)...........   33,922      882,990
                                                            ------------
                                                               2,489,518
                                                            ------------
       PLASTICS - 0.1%
       PW Eagle, Inc.(a)..........................    1,585       54,683
                                                            ------------
       REAL ESTATE - 7.9%
       Anthracite Capital, Inc. (REIT)(a).........    8,985      114,379
       CBL & Associates Properties, Inc. (REIT)(a)   15,532      673,312
       DiamondRock Hospitality Co. (REIT)(a)......    9,460      170,375
       Entertainment Properties Trust (REIT)......      456       26,649
       Equity Inns, Inc. (REIT)(a)................   23,476      374,677
       FelCor Lodging Trust, Inc. (REIT)(a).......   13,408      292,831
       Highland Hospitality Corp. (REIT)(a).......   34,213      487,535
       Hospitality Properties Trust (REIT)........    6,208      295,066
       Innkeepers USA Trust (REIT)(a).............    2,574       39,897
       LTC Properties, Inc. (REIT)................    4,114      112,353
       Medical Properties Trust, Inc. (REIT)......    2,252       34,456
       National Health Investors, Inc. (REIT).....    9,539      314,787
       National Retail Properties, Inc. (REIT)(a).    4,168       95,656
       Nationwide Health Properties, Inc. (REIT)..    4,238      128,072
       NorthStar Realty Finance Corp. (REIT)(a)...    7,009      116,139
       OMEGA Healthcare Investors, Inc. (REIT)....    5,416       95,972
       RAIT Investment Trust (REIT)...............    2,796       96,406
       Resource Capital Corp.(a)..................       16          271
                                                            ------------
                                                               3,468,833
                                                            ------------
       RETAIL-MULTILINE - 1.3%
       Dollar Tree Stores, Inc.*..................   19,003      571,990
                                                            ------------
       RETAIL-SPECIALTY - 7.2%
       Aeropostale, Inc.*.........................   10,074      310,984
       AnnTaylor Stores Corp.*....................   16,297      535,193
       Books-A-Million, Inc.(a)...................    3,200       72,576
       Buckle, Inc. (The)(a)......................    2,140      108,819
       Cato Corp. (The) - Class A.................   14,134      323,810
       CSK Auto Corp.*(a).........................    5,544       95,080

           -------------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                           SHARES    (NOTE 2)
           -------------------------------------------------------------

           RETAIL-SPECIALTY - CONTINUED
           CSS Industries, Inc.................      747 $     26,421
           Escala Group, Inc.*(a)..............    1,166        8,967
           Group 1 Automotive, Inc.(a).........      400       20,688
           Payless ShoeSource, Inc.*...........   13,705      449,798
           Rent-A-Center, Inc.*(a).............   16,500      486,915
           Toro Co. (The)(a)...................   14,850      692,456
           Tween Brands, Inc.*.................    1,233       49,234
                                                         ------------
                                                            3,180,941
                                                         ------------
           ROAD & RAIL - 0.2%
           Arkansas Best Corp.(a)..............    2,932      105,552
                                                         ------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.6%
           Amkor Technology, Inc.*(a)..........    2,905       27,133
           Asyst Technologies, Inc.*...........    3,600       26,316
           Emulex Corp.*.......................   48,894      953,922
           LSI Logic Corp.*(a).................    5,297       47,673
           OmniVision Technologies, Inc.*(a)...   17,377      237,196
           Trident Microsystems, Inc.*(a)......    7,585      137,895
           TriQuint Semiconductor, Inc.*(a)....   23,100      103,950
           Zoran Corp.*(a).....................    3,649       53,202
                                                         ------------
                                                            1,587,287
                                                         ------------
           SOFTWARE - 4.7%
           AMICAS, Inc.*(a)....................    4,322       12,707
           Ansoft Corp.*(a)....................    2,004       55,711
           Hyperion Solutions Corp.*...........   14,994      538,884
           Magma Design Automation, Inc.*(a)...    2,701       24,120
           MICROS Systems, Inc.*...............    3,257      171,644
           MicroStrategy, Inc. - Class A*(a)...    8,837    1,007,506
           SPSS, Inc.*.........................    2,068       62,185
           Synopsys, Inc.*.....................    7,600      203,148
                                                         ------------
                                                            2,075,905
                                                         ------------
           TELECOMMUNICATION SERVICES-DIVERSIFIED - 1.9%
           ADTRAN, Inc.(a).....................    6,025      136,767
           CenturyTel, Inc.(a).................   15,469      675,377
           Cincinnati Bell, Inc.*(a)...........    8,000       36,560
                                                         ------------
                                                              848,704
                                                         ------------
           TELECOMMUNICATION SERVICES-WIRELESS - 0.2%
           USA Mobility, Inc.(a)...............    3,828       85,632
                                                         ------------
           TEXTILES, APPAREL & LUXURY GOODS - 2.6%
           Brown Shoe Co., Inc.*(a)............    2,141      102,211
           Jones Apparel Group, Inc.(a)........    1,735       58,001
           Kellwood Co.(a).....................    6,063      197,169
           Perry Ellis International, Inc.*(a).    1,100       45,100
           Wolverine World Wide, Inc.(a).......   26,250      748,650
                                                         ------------
                                                            1,151,131
                                                         ------------
           TOBACCO - 0.1%
           Alliance One International, Inc.*(a)    6,320       44,619
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                 SHARES/PAR    VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        TRADING COMPANIES & DISTRIBUTORS - 0.0%
        Huttig Building Products, Inc.*(a)......     1,769  $      9,358
                                                            ------------
        TRANSPORTATION - 1.9%
        Hub Group, Inc. - Class A*..............     3,970       109,373
        Overseas Shipholding Group, Inc.(a).....    13,163       741,077
                                                            ------------
                                                                 850,450
                                                            ------------
        Total Common Stocks (Cost $37,348,242)                43,162,850
                                                            ------------
        INVESTMENT COMPANY SECURITIES - 1.8%
        iShares Russell 2000 Index Fund(a)......     5,695       444,495
        iShares Russell Midcap Growth Index
          Fund..................................       804        82,933
        iShares Russell Midcap Value Index Fund.       863       126,593
        Midcap SPDR Trust Series I(a)...........     1,074       157,448
                                                            ------------
        Total Investment Company Securities
        (Cost $815,586)                                          811,469
                                                            ------------
        SHORT-TERM INVESTMENT - 0.2%
        Bank of America Securities, Repurchase
          Agreement, dated 12/29/06 at 2.050% to
          be repurchased at $102,023 on 01/02/07
          collateralized by $105,000 FHLB 5.000%
          due 12/11/09 with a value of $105,079.
          (Cost - $102,000)..................... $ 102,000       102,000
                                                            ------------

        TOTAL INVESTMENTS - 99.8%
        (Cost $38,265,828)                                    44,076,319

        Other Assets and Liabilities (net) - 0.2%                 81,000
                                                            ------------

        TOTAL NET ASSETS - 100.0%                           $ 44,157,319
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $11,019.504 and the collateral received consisted of cash in the amount of $11,295,374.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $43,974,319
   Repurchase Agreement                                                      102,000
   Cash                                                                        6,012
   Collateral on securities on loan                                       11,295,374
   Receivable for investments sold                                           335,380
   Dividends receivable                                                       82,358
   Interest receivable                                                            45
                                                                         -----------
     Total assets                                                         55,795,488
                                                                         -----------
LIABILITIES
   Payables for:
     Investments purchased                                                   179,261
     Trust shares redeemed                                                     7,436
     Distribution and services fees - Class B                                  2,105
     Collateral on securities on loan                                     11,295,374
     Investment advisory fee payable (Note 3)                                 32,523
     Administration fee payable                                                1,360
     Custodian and accounting fees payable                                    63,649
   Accrued expenses                                                           56,461
                                                                         -----------
     Total liabilities                                                    11,638,169
                                                                         -----------
NET ASSETS                                                               $44,157,319
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $37,969,017
   Accumulated net realized gain                                             377,810
   Unrealized appreciation on investments                                  5,810,491
   Undistributed net investment income                                             1
                                                                         -----------
     Total                                                               $44,157,319
                                                                         ===========
NET ASSETS
   Class A                                                               $34,624,636
                                                                         ===========
   Class B                                                                 9,532,683
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                 2,270,369
                                                                         ===========
   Class B                                                                   633,164
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $     15.25
                                                                         ===========
   Class B                                                                     15.06
                                                                         ===========

------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $38,163,828

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $  526,356
   Interest (2)                                                               30,450
                                                                          ----------
       Total investment income                                               556,806
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          378,613
   Administration fees                                                        16,991
   Custody and accounting fees                                               127,338
   Distribution fee - Class B                                                 18,679
   Transfer agent fees                                                        31,747
   Audit                                                                      26,470
   Legal                                                                      42,028
   Trustee fees and expenses                                                  13,973
   Shareholder reporting                                                         484
   Insurance                                                                     984
   Other                                                                       6,360
                                                                          ----------
   Total expenses                                                            663,667
                                                                          ----------
   Net investment loss                                                      (106,861)
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         5,540,063
                                                                          ----------
   Net realized gain on investments                                        5,540,063
                                                                          ----------
   Net change in unrealized appreciation on:
       Investments                                                           775,336
                                                                          ----------
   Net change in unrealized appreciation on investments                      775,336
                                                                          ----------
   Net realized and unrealized gain on investments                         6,315,399
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $6,208,538
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $      137
(2)Interest income includes net security lending income of:                   21,814

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                          $   (106,861) $    122,128
   Net realized gain on investments                                         5,540,063     7,766,693
   Net change in unrealized appreciation (depreciation) on investments        775,336    (3,630,599)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                     6,208,538     4,258,222
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                  (42,342)     (114,714)
     Class B                                                                       --        (7,259)
   From net realized gains
     Class A                                                               (5,727,352)           --
     Class B                                                                 (959,871)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (6,729,565)     (121,973)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  150,353       182,194
     Class B                                                                4,288,350     1,131,417
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                5,769,694       114,714
     Class B                                                                  959,871         7,259
   Cost of shares repurchased
     Class A                                                              (10,245,775)  (11,360,406)
     Class B                                                               (1,076,419)     (300,136)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions                (153,926)  (10,224,958)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                                 (674,953)   (6,088,709)
   Net assets at beginning of period                                       44,832,272    50,920,981
                                                                         ------------  ------------
   Net assets at end of period                                           $ 44,157,319  $ 44,832,272
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $          1  $     97,094
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                              CLASS A
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO                             -------------------------------------------------
                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                       -------------------------------------------------
                                                                          2006       2005      2004      2003       2002
                                                                       ------     ------     ------    ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $15.51     $14.13     $11.92    $ 9.26    $ 11.74
                                                                       ------     ------     ------    ------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................  (0.03)(a)   0.04 (a)   0.04(a)   0.01(a)      --+(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.25       1.38       2.17      2.65      (2.47)
                                                                       ------     ------     ------    ------    -------
Total from Investment Operations......................................   2.22       1.42       2.21      2.66      (2.47)
                                                                       ------     ------     ------    ------    -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.02)     (0.04)        --        --      (0.01)
Distributions from Net Realized Capital Gains.........................  (2.46)        --         --        --         --
                                                                       ------     ------     ------    ------    -------
Total Distributions...................................................  (2.48)     (0.04)        --        --      (0.01)
                                                                       ------     ------     ------    ------    -------
NET ASSET VALUE, END OF PERIOD........................................ $15.25     $15.51     $14.13    $11.92    $  9.26
                                                                       ======     ======     ======    ======    =======
TOTAL RETURN                                                            14.88 %    10.08%     18.54%    28.73%    (21.05)%
Ratio of Expenses to Average Net Assets**.............................   1.44 %     1.22%      1.19%     1.25%      1.20 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A      1.25%      1.20 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.44 %     1.22%       N/A       N/A        N/A
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (0.20)%     0.29%      0.34%     0.08%      0.01 %
Portfolio Turnover Rate...............................................   70.3 %     88.3%      84.5%    231.2%      77.6 %
Net Assets, End of Period (in millions)............................... $ 34.6      $39.5      $46.9     $50.0      $47.1

                                                                                              CLASS B
                                                                       --------------------------------------------------
                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------
                                                                          2006       2005      2004       2003       2002
                                                                       ------     ------     ------    ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $15.36     $14.01     $11.84    $ 9.23     $ 11.72
                                                                       ------     ------     ------    ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)..........................................  (0.06)(a)   0.01 (a)   0.01(a)  (0.02)(a)   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments....................   2.22       1.36       2.16      2.63       (2.46)
                                                                       ------     ------     ------    ------     -------
Total from Investment Operations......................................   2.16       1.37       2.17      2.61       (2.48)
                                                                       ------     ------     ------    ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................     --      (0.02)        --        --       (0.01)
Distributions from Net Realized Capital Gains.........................  (2.46)        --         --        --          --
                                                                       ------     ------     ------    ------     -------
Total Distributions...................................................  (2.46)     (0.02)        --        --       (0.01)
                                                                       ------     ------     ------    ------     -------
NET ASSET VALUE, END OF PERIOD........................................ $15.06     $15.36     $14.01    $11.84     $  9.23
                                                                       ======     ======     ======    ======     =======
TOTAL RETURN                                                            14.62 %     9.79%     18.33%    28.28 %    (21.19)%
Ratio of Expenses to Average Net Assets**.............................   1.73 %     1.47%      1.45%     1.50 %      1.47 %
Ratio of Expenses to Average Net Assets After Broker Rebates**........    N/A        N/A        N/A      1.50 %      1.47 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   1.73 %     1.47%       N/A       N/A         N/A
Ratio of Net Investment Income (Loss) to Average Net Assets...........  (0.43)%     0.05%      0.12%    (0.20)%     (0.23)%
Portfolio Turnover Rate...............................................   70.3 %     88.3%      84.5%    231.2 %      77.6 %
Net Assets, End of Period (in millions)............................... $  9.5       $5.3       $4.0      $2.9        $2.1

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Met/Putnam Capital Opportunities Portfolio. (Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Putnam Investment Management, LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                            Management Fees
                                           earned by Manager
                                           for the year ended
Portfolio                                  December 31, 2006  % per annum Average Daily Assets
---------                                  ------------------ ----------- --------------------

Met/Putnam Capital Opportunities Portfolio      $378,613         0.85%    First $200 Million

                                                                 0.80%    Over $200 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                                           Net
                                                             Shares Issued              Increase
                                                                Through                (Decrease)
                                           Beginning Shares    Dividend      Shares     in Shares   Ending
                                            Shares    Sold   Reinvestment  Repurchased Outstanding  Shares
-                                          --------- ------- ------------- ----------- ----------- ---------

Met/Putnam Capital Opportunities Portfolio

 Class A
 12/31/2006                                2,548,627   9,578    391,963     (679,799)   (278,258)  2,270,369
 12/31/2005                                3,318,870  12,856      7,325     (790,424)   (770,243)  2,548,627

 Class B
 12/31/2006                                  344,552 295,076     65,925      (72,389)    288,612     633,164
 12/31/2005                                  287,234  78,311        468      (21,461)     57,318     344,552

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Met/Putnam Capital Opportunities Portfolio       $--        $31,317,780         $--        $36,234,505

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                            Federal       Gross         Gross
                                           Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                     Cost     Appreciation (Depreciation)  Appreciation
---------                                  ----------- ------------ -------------- --------------

Met/Putnam Capital Opportunities Portfolio $38,278,647  $7,341,668   $(1,543,996)    $5,797,672

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of    Value of
                                                  Securities  Collateral
                                                  ----------- -----------

       Met/Putnam Capital Opportunities Portfolio $11,019,504 $11,295,374

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                             Ordinary Income   Long-Term Capital Gain        Total
                                           ------------------- ---------------------- -------------------
                                              2006      2005      2006        2005       2006      2005
                                           ---------- --------   ----------   ----    ---------- --------

Met/Putnam Capital Opportunities Portfolio $1,183,768 $121,974 $5,545,796     $--     $6,729,564 $121,974

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed     Net
                                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                              Income         Gain      Appreciation   and Deferrals      Total
                                           ------------- ------------- ------------ ------------------ ----------

Met/Putnam Capital Opportunities Portfolio      $--        $390,629     $5,797,672         $--         $6,188,301

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


10. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of Met/Putnam Capital Opportunities Portfolio and Pioneer Mid-Cap Value Portfolio, each a series of the Trust, in exchange for shares of Lazard Mid-Cap Portfolio, a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MET/Putnam Capital Opportunities Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MET/Putnam Capital Opportunities Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MET/Putnam Capital Opportunities Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              MetLife Aggressive
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

AGGRESSIVE PORTFOLIO

The MetLife Aggressive Strategy Portfolio underperformed its benchmark for the year ended December 31, 2006, as its 13.64% gain trailed the 15.77% return of the Dow Jones Wilshire 5000 Index. Compared to the 17.26% return of its blended benchmark, the Portfolio underperformed by 361 basis points (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000 Index, 19% MSCI EAFE(R) Index, and 5% Citigroup 3-Month Treasury Bill Index).

During the year, the Portfolio was re-structured on or about May 1, 2006 to reflect updated asset classes and underlying target portfolio allocations. Specifically, the Portfolio added an allocation to the Legg Mason Value Equity Portfolio, which follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts. The Portfolio also added an allocation to the MFS Emerging Markets Equity Portfolio, in order to gain exposure to Latin America, Asia, Africa, Middle East, and Eastern European markets.

In terms of relative performance for the year ended December 31, 2006, the Portfolio's more aggressive large-cap growth portfolios provided weaker than expected performance for the year versus the Dow Jones Wilshire 5000 Index. The Legg Mason Aggressive Growth Portfolio (formerly Janus Aggressive Growth) was the largest detractor losing 1.60% versus the 9.07% return of the Russell 1000(R) Growth Index./1/ Effective October 1, 2006, ClearBridge Advisors, LLC became the Advisor to the Portfolio. Other holdings detracting from overall performance included the Jennison Growth Portfolio, the Legg Mason Value Equity Portfolio, and the Harris Oakmark Focus Value Portfolio; all underperformed their respective index benchmarks for the year.

On the positive side, the Portfolio's International managers posted strong results for the year as the Harris Oakmark International Portfolio posted a 29.20% return and the MFS Research International Portfolio achieved a 26.91% return compared to the MSCI EAFE(R) Index/3/ return of 26.86%.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Davis Venture Value Portfolio (Class A)              10.97%
         -------------------------------------------------------------
         Van Kampen Comstock Portfolio (Class A)              10.94%
         -------------------------------------------------------------
         Lord Abbett Growth and Income Portfolio (Class A)     9.92%
         -------------------------------------------------------------
         Legg Mason Aggressive Growth Portfolio (Class A)      9.73%
         -------------------------------------------------------------
         Third Avenue Small Cap Value Portfolio (Class A)      8.98%
         -------------------------------------------------------------
         Legg Mason Value Equity Portfolio (Class A)           8.05%
         -------------------------------------------------------------
         Harris Oakmark Focused Value Portfolio (Class A)      7.00%
         -------------------------------------------------------------
         Harris Oakmark International Portfolio (Class A)      6.09%
         -------------------------------------------------------------
         Jennison Growth Portfolio (Class A)                   5.94%
         -------------------------------------------------------------
         MFS(R) Research International Portfolio (Class A)     5.05%
         -------------------------------------------------------------
         MFS(R) Emerging Markets Equity Portfolio (Class A)    4.23%
         -------------------------------------------------------------
         RCM Global Technology Portfolio (Class A)             4.10%
         -------------------------------------------------------------
         Met/AIM Small Cap Growth Portfolio (Class A)          4.01%
         -------------------------------------------------------------
         Turner Mid-Cap Growth Portfolio (Class A)             2.99%
         -------------------------------------------------------------
         Goldman Sachs Mid-Cap Value Portfolio (Class A)       2.00%
         -------------------------------------------------------------

--------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/Russell 2000(R) Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. WILSHIRE 5000 EQUITY INDEX/1/ AND
                        AGGRESSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                                               Aggressive
                    Fund       Wilshire 5000   Benchmark
                    ----       -------------   ---------
     11/3/2004     $10,000       $10,000        $10,000
    12/31/2004      10,715        10,843         10,713
    12/31/2005      11,828        11,535         11,537
    12/31/2006      13,440        13,354         13,528



    --------------------------------------------------------------
                                    Average Annual Return/3/
                                    (for the year ended 12/31/06)
    --------------------------------------------------------------
                                    1 Year    Since Inception/4/
    --------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              14.10%         17.72%
--  --Class B                       13.64%         14.66%
    --------------------------------------------------------------
--  Wilshire 5000 Equity Index/1/   15.77%         14.28%
    --------------------------------------------------------------
- - Aggressive Blended Benchmark/2/ 17.26%         14.96%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE(R) Index") and 5% Citigroup 3-Month Treasury Bill Index.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,104.50        $0.53
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,102.00         1.85
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)*............................  2,686,595 $ 94,353,224
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A).............................  1,184,294   17,089,363
       Harris Oakmark Focused Value Portfolio
         (Class A)*............................    222,448   59,891,993
       Harris Oakmark International Portfolio
         (Class A).............................  2,741,116   52,163,437
       Jennison Growth Portfolio (Class A)*....  3,998,062   50,815,362
       Legg Mason Aggressive Growth Portfolio
         (Class A)............................. 10,292,644   83,267,494
       Legg Mason Value Equity Portfolio
         (Class A).............................  6,178,766   68,893,237
       Lord Abbett Growth and Income Portfolio
         (Class A).............................  2,892,039   84,910,267
       Met/AIM Small Cap Growth Portfolio
         (Class A).............................  2,539,280   34,356,465
       MFS(R) Emerging Markets Equity Portfolio
         (Class A).............................  3,447,292   36,231,034
       MFS(R) Research International Portfolio
         (Class A).............................  2,876,937   43,269,129
       RCM Global Technology Portfolio
         (Class A).............................  6,507,944   35,077,819
       Third Avenue Small Cap Value Portfolio
         (Class A).............................  4,394,364   76,857,430
       Turner Mid-Cap Growth Portfolio
         (Class A).............................  2,010,800   25,637,704
       Van Kampen Comstock Portfolio
         (Class A).............................  7,839,026   93,676,356
                                                           ------------
       Total Investment Company Securities
       (Cost $765,547,295)                                  856,490,314
                                                           ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $765,547,295)                                  856,490,314

       Other Assets and Liabilities (net) - 0.0%               (306,391)
                                                           ------------

       TOTAL NET ASSETS - 100.0%                           $856,183,923
                                                           ============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $856,490,314
   Cash                                                                             6
   Receivable for Trust shares sold                                           809,236
   Receivable from investment manager (Note 3)                                  7,319
                                                                         ------------
     Total assets                                                         857,306,875
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    798,872
     Trust shares redeemed                                                     10,365
     Distribution and services fees - Class B                                 180,885
     Investment advisory fee payable (Note 3)                                  64,817
     Administration fee payable                                                 2,917
     Custodian and accounting fees payable                                     23,309
   Accrued expenses                                                            41,787
                                                                         ------------
     Total liabilities                                                      1,122,952
                                                                         ------------
NET ASSETS                                                               $856,183,923
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $701,719,987
   Accumulated net realized gain                                           52,398,082
   Unrealized appreciation on investments                                  90,943,019
   Undistributed net investment income                                     11,122,835
                                                                         ------------
     Total                                                               $856,183,923
                                                                         ============
NET ASSETS
   Class A                                                               $    257,593
                                                                         ============
   Class B                                                                855,926,330
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     19,506
                                                                         ============
   Class B                                                                 64,934,609
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      13.21
                                                                         ============
   Class B                                                                      13.18
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $765,547,295

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $13,810,758
                                                                          -----------
       Total investment income                                             13,810,758
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           701,061
   Administration fees                                                         29,999
   Custody and accounting fees                                                 38,525
   Distribution fee - Class B                                               1,919,830
   Transfer agent fees                                                         15,574
   Audit                                                                       15,367
   Legal                                                                       42,048
   Trustee fees and expenses                                                   15,143
   Insurance                                                                    2,790
   Other                                                                        6,538
                                                                          -----------
       Total expenses                                                       2,786,875
       Less fees waived and expenses reimbursed by the manager                (98,964)
                                                                          -----------
   Net expenses                                                             2,687,911
                                                                          -----------
   Net investment income                                                   11,122,847
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         23,310,669
       Capital gain distributions from underlying Portfolios               29,141,513
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          52,452,182
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         35,313,603
                                                                          -----------
   Net change in unrealized appreciation on investments                    35,313,603
                                                                          -----------
   Net realized and unrealized gain on investments                         87,765,785
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $98,888,632
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


METLIFE AGGRESSIVE STRATEGY PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $ 11,122,847  $  9,379,745
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          52,452,182     2,410,868
   Net change in unrealized appreciation on investments                    35,313,603    49,220,103
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    98,888,632    61,010,716
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                     (271)         (725)
     Class B                                                                  (73,934)   (4,720,526)
   From net realized gains
     Class A                                                                   (1,057)         (242)
     Class B                                                               (5,375,233)   (2,011,436)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (5,450,495)   (6,732,929)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  228,293        79,330
     Class B                                                              170,137,151   315,591,547
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    1,328           967
     Class B                                                                5,449,167     6,731,962
   Cost of shares repurchased
     Class A                                                                  (69,933)       (1,159)
     Class B                                                              (74,797,308)  (19,417,476)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             100,948,698   302,985,171
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              194,386,835   357,262,958
   Net assets at beginning of period                                      661,797,088   304,534,130
                                                                         ------------  ------------
   Net assets at end of period                                           $856,183,923  $661,797,088
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $ 11,122,835  $     74,193
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                CLASS A
METLIFE AGGRESSIVE STRATEGY PORTFOLIO                                    -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.68     $10.27
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.22 (a)   0.77 (a)
Net Realized/Unrealized Gain on Investments.............................   1.42       0.79
                                                                         ------     ------
Total from Investment Operations........................................   1.64       1.56
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.02)     (0.11)
Distributions from Net Realized Capital Gains...........................  (0.09)     (0.04)
                                                                         ------     ------
Total Distributions.....................................................  (0.11)     (0.15)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $13.21     $11.68
                                                                         ======     ======
TOTAL RETURN                                                              14.10%     15.12%
Ratio of Expenses to Average Net Assets.................................   0.10%      0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.11%      0.12%*
Ratio of Net Investment Income to Average Net Assets....................   1.75%      1.08%*
Portfolio Turnover Rate.................................................   26.0%      18.3%
Net Assets, End of Period (in millions).................................   $0.3       $0.1

                                                                                     CLASS B
                                                                         ----------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            2006      2005      2004(C)
                                                                         ------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.68     $10.69     $10.00
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.18 (a)   0.20 (a)   0.08 (a)
Net Realized/Unrealized Gain on Investments.............................   1.41       0.91       0.64
                                                                         ------     ------     ------
Total from Investment Operations........................................   1.59       1.11       0.72
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.00)+    (0.08)     (0.03)
Distributions from Net Realized Capital Gains...........................  (0.09)     (0.04)        --
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.09)     (0.12)     (0.03)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $13.18     $11.68     $10.69
                                                                         ======     ======     ======
TOTAL RETURN                                                              13.64%     10.38%      7.15%
Ratio of Expenses to Average Net Assets.................................   0.35%      0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.36%      0.37%      0.52%*
Ratio of Net Investment Income to Average Net Assets....................   1.45%      1.80%      4.77%*
Portfolio Turnover Rate.................................................   26.0%      18.3%       0.0%(d)
Net Assets, End of Period (in millions)................................. $855.9     $661.7     $304.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is MetLife Aggressive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2006  % per annum    Average Daily Assets
---------                             ------------------ ----------- --------------------------

MetLife Aggressive Strategy Portfolio      $701,061          0.10%   First $500 Million

                                                            0.075%   $500 Million to $1 Billion

                                                             0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                Expenses Deferred in
-                                                             ------------------------
                                                               2004     2005    2006
-                                      Maximum Expense Ratio  ------- -------- -------
                                       under current Expense    Subject to repayment
                                       Limitation Agreement      until December 31,
-                                     ---------------------   ------------------------
Portfolio                             Class A Class B Class E   2009     2010    2011
---------                             ------- ------- ------- ------- -------- -------

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%* $32,989 $122,410 $98,966

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            Shares Issued
                                                               Through                Net Increase
                                      Beginning    Shares     Dividend      Shares     in Shares     Ending
                                       Shares       sold    Reinvestment  Repurchased Outstanding    Shares
-                                     ---------- ---------- ------------- ----------- ------------ ----------

MetLife Aggressive Strategy Portfolio

 Class A
 12/31/2006                                6,826     18,200        107        (5,627)      12,680      19,506
 05/02/2005-12/31/2005                        --      6,842         82           (98)       6,826       6,826

 Class B
 12/31/2006                           56,661,492 13,918,370    438,741    (6,083,994)   8,273,117  64,934,609
 12/31/2005                           28,480,086 29,366,390    573,421    (1,758,405)  28,181,406  56,661,492

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                Purchases                        Sales
-                                     ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
-                                     --------------- -------------- --------------- --------------

MetLife Aggressive Strategy Portfolio       $--        $335,799,228        $--        $199,937,495

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
---------                             ------------ ------------ -------------- --------------

MetLife Aggressive Strategy Portfolio $765,996,191 $90,943,020    $(448,896)    $90,494,124

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                        Ordinary Income   Long-Term Capital Gain         Total
-                                     ------------------- ---------------------- ---------------------
                                        2006      2005       2006        2005       2006       2005
-                                     -------- ----------  ----------  --------  ---------- ----------

MetLife Aggressive Strategy Portfolio $777,025 $6,470,051 $4,673,469   $262,878  $5,450,494 $6,732,929

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
-                                     ------------- ------------- ------------ ------------------ ------------

MetLife Aggressive Strategy Portfolio  $11,375,507   $52,594,305  $90,494,124         $--         $154,463,936

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


             Legg Mason Aggressive Growth Portfolio - Class A 9.59%

             Legg Mason Value Equity Portfolio - Class A      6.20%

             Met/AIM Small Cap Growth Portfolio - Class A     5.31%

             MFS Emerging Markets Equity Portfolio - Class A  9.25%

             MFS Research International Portfolio - Class A   7.20%

             RCM Global Technology Portfolio - Class A        5.73%

             Third Avenue Small Cap Value Portfolio - Class A 5.26%

             Turner Mid-Cap Growth Portfolio - Class A        7.45%

             Van Kampen Comstock Portfolio - Class A          6.91%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MetLife Aggressive Strategy Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MetLife Aggressive Strategy Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                               MetLife Balanced
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


BALANCED PORTFOLIO

The MetLife Balanced Strategy Portfolio underperformed its benchmark for the year ended December 31, 2006, as its 11.98% gain fell short of the 15.05% return of the MSCI Global Capital Markets Index/SM1/. However, when compared to the 13.29% return of its blended benchmark, the Portfolio underperformed by 131 basis points (the Balanced Blended Benchmark is comprised of the following mix:
52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% MSCI EAFE Index(R), and 5% Citigroup 3-Month Treasury Bill Index).

During the year, the Portfolio was re-structured on or about May 1, 2006 to reflect updated asset classes and underlying target portfolio allocations. Specifically, the Portfolio added an allocation to the Legg Mason Value Equity Portfolio, which follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts. An allocation to the Loomis Sayles Global Markets Portfolio was made to help to broaden the Portfolio's investment horizon by expanding its reach globally on both the equity and fixed fronts. A pure emerging markets allocation was also added to the mix with the addition of the MFS(R) Emerging Markets Equity Portfolio. An allocation to this underlying portfolio added exposure to Latin America, Asia, Africa, Middle East, and Eastern European markets.

In terms of relative performance for the period, both the fixed income and domestic equity components of the Balanced Strategy Portfolio produced mixed results for the year ended December 31, 2006. On the fixed income side, the combined results of the Portfolio's allocation to the PIMCO Total Return Portfolio, the PIMCO Inflation Protected Bond Portfolio (investing primarily in Treasury Inflation Protected Securities "TIPS"), and the Western Asset Management U.S. Government Portfolio resulted in underperformance when compared to the results of the Lehman Brothers U.S. Universal Bond Index/1/ for the year. Specifically, the PIMCO Total Return Portfolio produced a modest 4.80% return for the year and edged out the Lehman Brothers Aggregate Bond Index by 33 basis points and the Western Asset Management U.S. Government Portfolio's 4.16% return also beat its benchmark, the Lehman Brothers 1-5 Year Govt. Bond Index/2/, by 15 basis points. On the high yield side, the Lord Abbett Bond Debenture Portfolio trailed its peers in the pure high yield asset class. However, the Lord Abbett Bond Debenture Portfolio's allocation to convertible securities helped to tame volatility as this asset class outperformed investment grade holdings.

As for the equity components in the Portfolio, many experienced difficulty in 2006. As the largest equity holding, the Davis Venture Value Portfolio achieved a respectable absolute return of 14.58% but still lagged the 15.79% return of the S&P 500(R) Index/4/ for 2006. The Van Kampen Comstock Portfolio's 16.35% return for the year lagged the 22.25% return for its benchmark, the Russell 1000(R) Value Index/5/. Lastly, the Legg Mason Value Equity Portfolio returned 6.83%, lagging the S&P 500(R) Index by 896 basis points.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Lord Abbett Growth and Income Portfolio posted an 18.03% return beating the 15.79% return for the S&P 500(R) Index. The Balanced Portfolio's International portfolios also turned in some of the impressive results for 2006 as the Harris Oakmark International Portfolio and the MFS(R) Research International Portfolio both had solid performance relative to the MSCI EAFE(R) Index. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2006, achieving a 37.90% return beating the 35.06% return of the FTSE NAREIT Equity REIT Index/6/.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------

/1/The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A index, the Eurodollar Index, the Emerging Markets Index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers 1-5 Year Govt. Bond Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The Index does not include fees or expenses and is not available for direct investment.

/3/The Credit Suisse First Boston(TM) (CSFB) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's Services. Results assume the reinvestment of all capital gain and dividend distributions. The Index does not include fees or expenses and is not available for direct investment.

/4/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects the performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                      8.07%
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       7.75%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                      7.03%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)               6.92%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           6.69%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                  6.10%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)            6.02%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)             5.04%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)         5.00%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   4.86%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)             4.11%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)             4.06%
     ---------------------------------------------------------------------
     Harris Oakmark Focused Value Portfolio (Class A)             4.04%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)            3.07%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                           3.05%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                          3.00%
     ---------------------------------------------------------------------
     Legg Mason Aggressive Growth Portfolio (Class A)             2.95%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)           2.14%
     ---------------------------------------------------------------------
     Met/AIM Small Cap Growth Portfolio (Class A)                 2.03%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-cap Value Portfolio (Class A)              2.02%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                    2.02%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)             2.02%
     ---------------------------------------------------------------------
     T.Rowe Price Mid-Cap Growth Portfolio (Class A)              2.01%
     ---------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


METLIFE BALANCED STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                       AND BALANCED BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]


                            MSCI Global          Balanced
                 Fund     Capital Markets       Benchmark
                 -----    ---------------       ---------
11/03/2004      $10,000      $10,000            $10,000
12/31/2004       10,419       10,701             10,501
12/31/2005       11,161       11,136             11,144
12/31/2006       12,497       12,811             12,627



    ------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the year ended 12/31/06)/3/
    ------------------------------------------------------------------------
                                           1 Year     Since Inception/4/
    ------------------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A                     12.35%          13.64%
--  Class B                                11.98%          10.86%
    ------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 15.05%          12.18%
    ------------------------------------------------------------------------
- - Balanced Blended Benchmark/2/          13.29%          11.36%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is designed to measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index/SM/ includes 49 country indices. The MSCI Global Total Bond Index/SM/ an unmanaged index which is designed to measure the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,091.50        $0.42
  Hypothetical (5% return before expenses)     1,000.00      1,024.80         0.41
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,090.70         1.69
  Hypothetical (5% return before expenses)     1,000.00      1,023.59         1.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.08% and 0.32% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)* 11,922,760 $  418,727,313
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  7,224,084    104,243,533
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................    775,408    208,770,763
      Harris Oakmark International Portfolio
        (Class A)............................. 11,150,265    212,189,533
      Jennison Growth Portfolio (Class A)*.... 12,197,457    155,029,681
      Lazard Mid-Cap Portfolio (Class A)...... 11,483,418    157,782,157
      Legg Mason Aggressive Growth Portfolio
        (Class A)............................. 18,849,348    152,491,223
      Legg Mason Value Equity Portfolio
        (Class A)............................. 28,268,286    315,191,393
      Loomis Sayles Global Markets Portfolio
        (Class A)............................. 20,276,086    210,060,254
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 28,572,434    357,441,148
      Lord Abbett Growth and Income Portfolio
        (Class A)............................. 10,593,171    311,015,495
      Met/AIM Small Cap Growth Portfolio
        (Class A).............................  7,740,698    104,731,647
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)............................. 10,506,245    110,420,637
      MFS(R) Research International Portfolio
        (Class A)............................. 10,533,862    158,429,287
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  5,746,286    104,180,169
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 27,858,446    258,247,798
      PIMCO Inflation Protected Bond Portfolio
        (Class A)............................. 34,238,719    345,811,059
      PIMCO Total Return Portfolio (Class A).. 33,942,275    400,858,266
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)............................. 11,884,092    104,104,649
      Third Avenue Small Cap Value Portfolio
        (Class A)............................. 14,893,642    260,489,795
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  8,174,023    104,218,789
      Van Kampen Comstock Portfolio
        (Class A)............................. 30,455,298    363,940,815
      Western Asset Management US Government
        Portfolio (Class A)*.................. 20,399,346    250,911,961
                                                          --------------
      Total Investment Company Securities
      (Cost $4,765,666,103)                                5,169,287,365
                                                          --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $4,765,666,103)                                5,169,287,365

      Other Assets and Liabilities (net) - 0.0%               (1,405,146)
                                                          --------------

      TOTAL NET ASSETS - 100.0%                           $5,167,882,219
                                                          ==============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

METLIFE BALANCED STRATEGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                  $5,169,287,365
   Cash                                                         38
   Receivable for Trust shares sold                      5,992,699
                                                    --------------
      Total assets                                   5,175,280,102
                                                    --------------
LIABILITIES
   Payables for:
      Investments purchased                              5,908,556
      Trust shares redeemed                                 84,143
      Distribution and services fees - Class B           1,083,220
      Investment advisory fee payable (Note 3)             248,524
      Administration fee payable                             2,917
      Custodian and accounting fees payable                 24,899
   Accrued expenses                                         45,624
                                                    --------------
      Total liabilities                                  7,397,883
                                                    --------------
NET ASSETS                                          $5,167,882,219
                                                    ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $4,492,127,172
   Accumulated net realized gain                       173,212,921
   Unrealized appreciation on investments              403,621,262
   Undistributed net investment income                  98,920,864
                                                    --------------
      Total                                         $5,167,882,219
                                                    ==============
NET ASSETS
   Class A                                          $      730,218
                                                    ==============
   Class B                                           5,167,152,001
                                                    ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                  59,983
                                                    ==============
   Class B                                             425,219,932
                                                    ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                          $        12.17
                                                    ==============
   Class B                                                   12.15
                                                    ==============

------------------------------------------------------------------
*Investments at cost                                $4,765,666,103

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

METLIFE BALANCED STRATEGY PORTFOLIO

INVESTMENT INCOME:
    Dividends from underlying Portfolios                                                        $112,986,141
                                                                                                ------------
       Total investment income                                                                   112,986,141
                                                                                                ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                               3,127,701
    Deferred Expense Reimbursement (Note 3)                                                          199,278
    Administration fees                                                                               29,999
    Custody and accounting fees                                                                       39,399
    Distribution fee - Class B                                                                    10,719,466
    Transfer agent fees                                                                               19,120
    Audit                                                                                             15,367
    Legal                                                                                             42,048
    Trustee fees and expenses                                                                         15,142
    Insurance                                                                                         15,052
    Other                                                                                              8,995
                                                                                                ------------
       Total expenses                                                                             14,231,567
       Less fees waived and expenses reimbursed by the manager                                      (166,290)
                                                                                                ------------
    Net expenses                                                                                  14,065,277
                                                                                                ------------
    Net investment income                                                                         98,920,864
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                                                71,997,808
       Capital gain distributions from underlying Portfolios                                     102,989,661
                                                                                                ------------
    Net realized gain on investments and capital gain distributions from underlying Portfolios   174,987,469
                                                                                                ------------
    Net change in unrealized appreciation on:
       Investments                                                                               229,495,589
                                                                                                ------------
    Net change in unrealized appreciation on investments                                         229,495,589
                                                                                                ------------
    Net realized and unrealized gain on investments                                              404,483,058
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $503,403,922
                                                                                                ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


METLIFE BALANCED STRATEGY PORTFOLIO

                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   98,920,864  $   57,948,202
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           174,987,469       4,784,097
   Net change in unrealized appreciation on investments                     229,495,589     161,845,178
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     503,403,922     224,577,477
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (936)         (1,646)
     Class B                                                                   (374,658)    (34,214,239)
   From net realized gains
     Class A                                                                     (3,323)           (224)
     Class B                                                                (25,593,222)     (5,594,914)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (25,972,139)    (39,811,023)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    566,990         163,066
     Class B                                                              1,208,693,056   1,797,382,449
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                      4,259           1,870
     Class B                                                                 25,967,880      39,809,153
   Cost of shares repurchased
     Class A                                                                    (60,323)         (8,408)
     Class B                                                                (74,700,257)    (53,363,465)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,160,471,605   1,783,984,665
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                              1,637,903,388   1,968,751,119
   Net assets at beginning of period                                      3,529,978,831   1,561,227,712
                                                                         --------------  --------------
   Net assets at end of period                                           $5,167,882,219  $3,529,978,831
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   98,920,864  $      375,769
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                CLASS A
METLIFE BALANCED STRATEGY PORTFOLIO                                      ------------------
                                                                          FOR THE YEARS ENDED
                                                                              DECEMBER 31,
                                                                         ------------------
                                                                            2006      2005(B)
                                                                         ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.92      $10.04
                                                                         ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.31 (a)    0.56 (a)
Net Realized/Unrealized Gain on Investments.............................   1.03        0.47
                                                                         ------      ------
Total from Investment Operations........................................   1.34        1.03
                                                                         ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.02)      (0.13)
Distributions from Net Realized Capital Gains...........................  (0.07)      (0.02)
                                                                         ------      ------
Total Distributions.....................................................  (0.09)      (0.15)
                                                                         ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.17      $10.92
                                                                         ======      ======
TOTAL RETURN                                                              12.35%      10.21%
Ratio of Expenses to Average Net Assets.................................   0.08%       0.03%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.08%(e)    0.03%*
Ratio of Net Investment Income to Average Net Assets....................   2.74%       7.70%*
Portfolio Turnover Rate.................................................   20.7%       17.3%
Net Assets, End of Period (in millions).................................   $0.7        $0.2

                                                                                         CLASS B
                                                                         ------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------
                                                                             2006         2005         2004(C)
                                                                         --------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  10.92     $   10.31     $   10.00
                                                                         --------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.26 (a)      0.22 (a)      0.28 (a)
Net Realized/Unrealized Gain on Investments.............................     1.04          0.52          0.14
                                                                         --------     ---------     ---------
Total from Investment Operations........................................     1.30          0.74          0.42
                                                                         --------     ---------     ---------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.00)+       (0.11)        (0.11)
Distributions from Net Realized Capital Gains...........................    (0.07)        (0.02)           --
                                                                         --------     ---------     ---------
Total Distributions.....................................................    (0.07)        (0.13)        (0.11)
                                                                         --------     ---------     ---------
NET ASSET VALUE, END OF PERIOD.......................................... $  12.15     $   10.92     $   10.31
                                                                         ========     =========     =========
TOTAL RETURN                                                                11.98%         7.12%         4.19%
Ratio of Expenses to Average Net Assets.................................     0.33%         0.31%         0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.33%(e)      0.31%         0.38%*
Ratio of Net Investment Income to Average Net Assets....................     2.31%         2.12%        17.21%*
Portfolio Turnover Rate.................................................     20.7%         17.3%          0.0%(d)
Net Assets, End of Period (in millions)................................. $5,167.2      $3,529.8      $1,561.2

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is MetLife Balanced Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2006  % per annum    Average Daily Assets
---------                           ------------------ ----------- --------------------------

MetLife Balanced Strategy Portfolio     $3,127,701         0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                   Maximum Expense Ratio
    -                                              under current Expense
    -                                               Limitation Agreement
    -                                            ------------------------
    Portfolio                                    Class A Class B  Class E
    ---------                                    ------- ------- --------

    MetLife Balanced Strategy Portfolio           0.10%   0.35%      0.25%*

    * Class not offered during the period.

    The following amounts were repaid to Manager                 $246,817

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                            Shares Issued
                                                               Through                Net Increase
                                     Beginning    Shares      Dividend      Shares     in Shares     Ending
                                      Shares       Sold     Reinvestment  Repurchased Outstanding    Shares
-                                   ----------- ----------- ------------- ----------- ------------ -----------

MetLife Balanced Strategy Portfolio

 Class A
 12/31/2006                              14,717      50,189         373       (5,296)      45,266       59,983
 05/02/2005-12/31/2005                       --      15,333         171         (787)      14,717       14,717

 Class B
 12/31/2006                         323,282,018 106,250,407   2,277,884   (6,590,377) 101,937,914  425,219,932
 12/31/2005                         151,485,878 173,298,079   3,632,222   (5,134,161) 171,796,140  323,282,018

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                              Purchases                        Sales
-                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
-                                   --------------- -------------- --------------- --------------

MetLife Balanced Strategy Portfolio       $--       $2,228,761,369       $--        $891,846,334

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Balanced Strategy Portfolio $4,775,360,719 $418,344,833  $(24,418,187)  $393,926,646

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income     Long-Term Capital Gain          Total
-                                   ---------------------- ---------------------- -----------------------
                                       2006       2005        2006        2005       2006        2005
-                                   ---------- ----------- ----------- ---------- ----------- -----------

MetLife Balanced Strategy Portfolio $2,338,613 $38,754,270 $23,634,001 $1,056,753 $25,972,614 $39,811,023

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
-                                   ------------- ------------- ------------ ------------------ ------------

MetLife Balanced Strategy Portfolio  $99,521,858  $182,306,543  $393,926,646        $--         $675,755,047

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


          Harris Oakmark International Portfolio - Class A      9.99%

          Lord Abbett Growth and Income Portfolio - Class A     8.23%

          Lazard Mid-Cap Portfolio - Class A                   27.80%

          Legg Mason Aggressive Growth Portfolio - Class A     17.60%

          Legg Mason Value Equity Portfolio - Class A          28.40%

          Loomis Sayles Global Markets Portfolio - Class A     39.40%

          Lord Abbett Bond Debenture Portfolio - Class A       19.10%

          Met/AIM Small Cap Growth Portfolio - Class A         16.20%

          MFS Emerging Markets Equity Portfolio - Class A      28.20%

          MFS Research International Portfolio - Class A       11.60%

          Neuberger Berman Real Estate Portfolio - Class A      7.59%

          Oppenheimer Capital Appreciation Portfolio - Class A 24.70%

          PIMCO Inflation Protected Bond Portfolio - Class A   27.50%

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



9. OTHER MATTERS - CONTINUED


       PIMCO Total Return Portfolio - Class A                     14.20%

       Third Avenue Small Cap Value Portfolio - Class A           17.80%

       T. Rowe Price Mid-Cap Growth Portfolio - Class A            7.57%

       Turner Mid-Cap Growth Portfolio - Class A                  36.20%

       Van Kampen Comstock Portfolio - Class A                    26.80%

       Davis Venture Value Portfolio - Class A                    10.20%

       Harris Oakmark Focused Value Portfolio - Class A            9.54%

       Jennison Growth Portfolio - Class A                        11.60%

       Western Asset Management US Government Portfolio - Class A 21.40%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MetLife Balanced Strategy Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MetLife Balanced Strategy Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                               MetLife Defensive
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

DEFENSIVE PORTFOLIO

For the year ended December 31, 2006, the MetLife Defensive Strategy Portfolio's return of 8.63% underperformed the 15.05% return of its primary benchmark, the MSCI Global Capital Markets Index/SM1/ and the 9.40% one year return for its blended benchmark (the defensive blended benchmark is comprised of the following mix: 28% Wilshire 5000 Index, 55% Lehman Brothers Universal Index, 7% MSCI EAFE Index(R) and 10% Citigroup 3-Month Treasury Bill Index).

During the year, the Portfolio was re-structured on or about May 1, 2006 to reflect updated asset classes and underlying target portfolio allocations. Specifically, the Portfolio added an allocation to the Legg Mason Value Equity Portfolio, which follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts. In addition, an allocation to the Loomis Sayles Global Markets Portfolio was made to help to broaden the Portfolio's investment horizon by expanding its reach globally on both the equity and fixed fronts.

In terms of relative performance for the year, the fixed income components of the Defensive Strategy Portfolio performed within expectations relative to their respective indices. The PIMCO Inflation Protected Bond Portfolio returned 0.64% for the year (investing primarily in Treasury Inflation Protected Securities "TIPS") slightly outperforming the Lehman Brothers Global Real U.S. TIPS Index/1/ for the year by 15 basis points. In absolute terms, the year's flat showing for this asset class did little in terms of alpha generation in regards to the Portfolio's performance. In terms of nominal bonds, the PIMCO Total Return Portfolio produced a modest 4.80% return for the year and outperformed the Lehman Brothers Aggregate Bond Index/2/ by 33 basis points. The PIMCO Total Return Portfolio benefited from an overweight position in mortgages as this sector outpaced Treasuries. On the high yield side, the Lord Abbett Bond Debenture Portfolio trailed its peers in the pure high yield asset class. However, the Lord Abbett Bond Debenture Portfolio's allocation to convertible securities helped to tame volatility as this asset class outperformed investment grade holdings.

Three of the four largest equity components in the Portfolio also experienced difficulty in 2006. The Legg Mason Value Equity Portfolio returned 6.83%, lagging the S&P 500(R) Index/3/ by 896 bps. The Third Avenue Small Cap Value Portfolio's 2006 return of 13.38% lagged the Russell 2000(R) Value Index/4/ by more than 1,000 bps primarily due to stock selection in the Oil and Gas sectors, Auto Parts, and volatile natural gas commodity prices. Lastly, the Van Kampen Comstock Portfolio's 16.35% return for the year lagged the 22.25% return for its benchmark, the Russell 1000(R) Value Index/5/.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Harris Oakmark International Portfolio, MFS Research International Portfolio, and Lord Abbett Growth and Income Portfolio all had solid performance relative to their respective benchmarks. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2006, achieving a 37.90% return beating the 35.06% return of the FTSE NAREIT Equity REIT Index/6/.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


--------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index represents securities that are
U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       18.63%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           15.50%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)   14.77%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                8.02%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             5.09%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             4.15%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   4.13%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              4.12%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              4.09%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       4.08%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          3.04%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              2.08%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                            2.07%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       2.06%
     ---------------------------------------------------------------------
     Goldman Sachs Mid-Cap Value Portfolio (Class A)               2.05%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.05%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              2.04%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           2.03%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

     METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS
                 INDEX/SM1/ AND DEFENSIVE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]


                           MSCI Global      Defensive
                  Fund   Capital Markets    Benchmark
                -------  ---------------   ------------
11/03/2004     $10,000      $10,000          $10,000
12/31/2004      10,134       10,701           10,289
12/31/2005      10,587       11,136           10,762
12/31/2006      11,499       12,811           11,773


    ------------------------------------------------------------------------
                                            Average Annual Return
                                           (for the year ended 12/31/06)/3/
    ------------------------------------------------------------------------
                                           1 Year     Since Inception/4/
    ------------------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                      9.01%           9.07%
--  Class B                                 8.63%           6.68%
    ------------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 15.05%          12.18%
    ------------------------------------------------------------------------
- - Defensive Blended Benchmark/2/          9.40%           7.82%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Defensive Blended Benchmark is comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO                FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.40        $0.57
  Hypothetical (5% return before expenses)     1,000.00      1,024.65         0.56
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,071.50         1.83
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.11% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*..   317,007 $ 11,133,287
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)...............................   768,132   11,084,147
       Harris Oakmark International Portfolio
         (Class A)...............................   592,882   11,282,542
       Jennison Growth Portfolio (Class A)*......   864,640   10,989,580
       Lazard Mid-Cap Portfolio (Class A)........   813,995   11,184,292
       Legg Mason Value Equity Portfolio
         (Class A)............................... 2,004,275   22,347,670
       Loomis Sayles Global Markets Portfolio
         (Class A)............................... 2,155,996   22,336,119
       Lord Abbett Bond Debenture Portfolio
         (Class A)............................... 3,470,335   43,413,890
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   938,542   27,555,578
       MFS(R) Research International Portfolio
         (Class A)............................... 1,493,535   22,462,761
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   610,829   11,074,322
       Oppenheimer Capital Appreciation Portfolio
         (Class A)............................... 1,777,301   16,475,584
       PIMCO Inflation Protected Bond Portfolio
         (Class A)............................... 8,311,626   83,947,425
       PIMCO Total Return Portfolio (Class A).... 8,564,117  101,142,225
       T. Rowe Price Mid-Cap Growth Portfolio
         (Class A)............................... 1,263,621   11,069,322
       Third Avenue Small Cap Value Portfolio
         (Class A)............................... 1,266,717   22,154,879
       Van Kampen Comstock Portfolio
         (Class A)............................... 1,850,411   22,112,407
       Western Asset Management US Government
         Portfolio (Class A)*.................... 6,501,906   79,973,438
                                                            ------------
       Total Investment Company Securities
       (Cost $516,591,478)                                   541,739,468
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $516,591,478)                                   541,739,468

       Other Assets and Liabilities (net) - 0.0%                (223,648)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $541,515,820
                                                            ============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

       METLIFE DEFENSIVE STRATEGY PORTFOLIO

       ASSETS
          Investments, at value (Note 2)*                   $541,739,468
          Receivable for Trust shares sold                       628,494
          Receivable from investment manager (Note 3)             10,393
                                                            ------------
             Total assets                                    542,378,355
                                                            ------------
       LIABILITIES
          Payables for:
             Investments purchased                               600,765
             Trust shares redeemed                                27,728
             Distributions and services fees - Class B           115,504
             Investment advisory fee payable (Note 3)             45,269
             Administration fee payable                            2,917
             Custodian and accounting fees payable                23,214
          Accrued expenses                                        47,138
                                                            ------------
             Total liabilities                                   862,535
                                                            ------------
       NET ASSETS                                           $541,515,820
                                                            ============
       NET ASSETS REPRESENTED BY:
          Paid in surplus                                   $492,495,885
          Accumulated net realized gain                       11,159,960
          Unrealized appreciation on investments              25,147,990
          Undistributed net investment income                 12,711,985
                                                            ------------
             Total                                          $541,515,820
                                                            ============
       NET ASSETS
          Class A                                           $     11,560
                                                            ============
          Class B                                            541,504,260
                                                            ============
       CAPITAL SHARES OUTSTANDING
          Class A                                                  1,041
                                                            ============
          Class B                                             48,829,008
                                                            ============
       NET ASSET VALUE AND OFFERING PRICE PER SHARE
          Class A                                           $      11.10
                                                            ============
          Class B                                                  11.09
                                                            ============

       -----------------------------------------------------------------
       *Investments at cost                                 $516,591,478

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


METLIFE DEFENSIVE STRATEGY PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $14,309,123
                                                                          -----------
       Total investment income                                             14,309,123
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           454,077
   Administration fees                                                         29,999
   Custody and accounting fees                                                 38,525
   Distribution fee - Class B                                               1,140,801
   Transfer agent fees                                                         21,731
   Audit                                                                       15,367
   Legal                                                                       42,369
   Trustee fees and expenses                                                   15,144
   Insurance                                                                    1,186
   Other                                                                        8,591
                                                                          -----------
       Total expenses                                                       1,767,790
       Less fees waived and expenses reimbursed by the manager               (170,658)
                                                                          -----------
   Net expenses                                                             1,597,132
                                                                          -----------
   Net investment income                                                   12,711,991
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                          7,015,671
       Capital gain distributions from underlying Portfolios                5,085,138
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          12,100,809
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         16,525,498
                                                                          -----------
   Net change in unrealized appreciation on investments                    16,525,498
                                                                          -----------
   Net realized and unrealized gain on investments                         28,626,307
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $41,338,298
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

METLIFE DEFENSIVE STRATEGY PORTFOLIO

                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2006          2005
                                                                         ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  12,711,991  $  5,227,681
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           12,100,809       462,226
   Net change in unrealized appreciation on investments                     16,525,498     9,090,800
                                                                         -------------  ------------
   Net increase in net assets resulting from operations                     41,338,298    14,780,707
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (20)         (111)
     Class B                                                                   (31,278)   (3,063,461)
   From net realized gains
     Class A                                                                       (84)          (17)
     Class B                                                                (3,069,727)     (565,914)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                  (3,101,109)   (3,629,503)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                        --        10,000
     Class B                                                               262,994,999   265,773,658
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       104           128
     Class B                                                                 3,101,005     3,629,375
   Cost of shares repurchased
     Class A                                                                        --            --
     Class B                                                              (118,879,780)  (54,310,171)
                                                                         -------------  ------------
   Net increase in net assets from capital share transactions              147,216,328   215,102,990
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                               185,453,517   226,254,194
   Net assets at beginning of period                                       356,062,303   129,808,109
                                                                         -------------  ------------
   Net assets at end of period                                           $ 541,515,820  $356,062,303
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  12,711,985  $     31,292
                                                                         =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                              CLASS A
METLIFE DEFENSIVE STRATEGY PORTFOLIO                                   -----------------
                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                       -----------------
                                                                          2006     2005(B)
                                                                       ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $10.29     $ 9.82
                                                                       ------     -----
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.36 (a)   0.17 (a)
Net Realized/Unrealized Gain on Investments...........................   0.56       0.43
                                                                       ------       ----
Total from Investment Operations......................................   0.91       0.60
                                                                       ------       --
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.02)     (0.11)
Distributions from Net Realized Capital Gains.........................  (0.08)     (0.02)
                                                                       ------      -----
Total Distributions...................................................  (0.10)     (0.13)
                                                                       ------      -----
NET ASSET VALUE, END OF PERIOD........................................ $11.10     $10.29
                                                                       ======     ======
TOTAL RETURN                                                             9.01%      6.07%
Ratio of Expenses to Average Net Assets...............................   0.11%      0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.12%      0.12%*
Ratio of Net Investment Income to Average Net Assets..................   3.44%      2.53%*
Portfolio Turnover Rate...............................................   35.3%      36.1%
Net Assets, End of Period (in millions)...............................  $--++      $--++

                                                                                   CLASS B
                                                                       ----------------------------
                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                       ----------------------------
                                                                          2006       2005     2004(C)
                                                                       ------        ---     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $10.29     $ 9.95     $10.00
                                                                       ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.29 (a)   0.19 (a)   0.42 (a)
Net Realized/Unrealized Gain (Loss) on Investments....................   0.59       0.26      (0.29)
                                                                       ------     ------      -----
Total from Investment Operations......................................   0.88       0.45       0.13
                                                                       ------     ------       --
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.00)+    (0.09)     (0.18)
Distributions from Net Realized Capital Gains.........................  (0.08)     (0.02)        --
                                                                       ------     ------     -
Total Distributions...................................................  (0.08)     (0.11)     (0.18)
                                                                       ------     ------      -----
NET ASSET VALUE, END OF PERIOD........................................ $11.09     $10.29     $ 9.95
                                                                       ======     ======     =====
TOTAL RETURN                                                             8.63%      4.48%      1.34%
Ratio of Expenses to Average Net Assets...............................   0.35%      0.35%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.39%      0.40%      0.71%*
Ratio of Net Investment Income to Average Net Assets..................   2.79%      1.90%     26.11%*
Portfolio Turnover Rate...............................................   35.3%      36.1%       0.0%(d)
Net Assets, End of Period (in millions)............................... $541.5     $356.1     $129.8

*  Annualized
+  Rounds to less than $0.005 per share.
++ Net Assets less than  1/10 of $1 Million.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is MetLife Defensive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                      Management Fees
                                     earned by Manager
                                     for the year ended
Portfolio                            December 31, 2006  % per annum    Average Daily Assets
---------                            ------------------ ----------- --------------------------

MetLife Defensive Strategy Portfolio      $454,077          0.10%   First $500 Million

                                                           0.075%   $500 Million to $1 Billion

                                                            0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                 Expenses Deferred In
-                                                              -------------------------
                                                                 2004     2005     2006
-                                       Maximum Expense Ratio  ------- -------- --------
                                        under current Expense    Subject to repayment
                                        Limitation Agreement      until December 31,
-                                      ---------------------   -------------------------
Portfolio                              Class A Class B Class E  2009     2010     2011
---------                              ------- ------- ------- ------- -------- --------

MetLife Defensive Strategy Portfolio    0.10%   0.35%   0.25%* $32,988 $130,573 $170,658

* Class not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                           Shares Issued
                                                              Through                 Net Increase
                                     Beginning    Shares     Dividend      Shares      in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                    ---------- ---------- ------------- -----------  ------------ ----------

MetLife Defensive Strategy Portfolio

 Class A
 12/31/2006                               1,031         --         10             --           10       1,041
 05/02/2005-12/31/2005                       --      1,018         13             --        1,031       1,031

 Class B
 12/31/2006                          34,615,629 25,125,599    296,747    (11,208,967)  14,213,379  48,829,008
 12/31/2005                          13,044,161 26,564,853    352,025     (5,345,410)  21,571,468  34,615,629

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                               Purchases                        Sales
-                                    ------------------------------ ------------------------------
                                     U.S. Government Non-Government U.S. Government Non-Government
-                                    --------------- -------------- --------------- --------------

MetLife Defensive Strategy Portfolio       $--        $322,808,901        $--        $160,791,938

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal       Gross         Gross
                                      Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost     Appreciation (Depreciation)  Appreciation
---------                            ------------ ------------ -------------- --------------

MetLife Defensive Strategy Portfolio $519,693,919 $27,572,397   $(5,526,848)   $22,045,549

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income   Long-Term Capital Gain         Total
-                                    ------------------- ---------------------- ---------------------
                                       2006      2005       2006         2005      2006       2005
-                                    -------- ----------  ----------   ------   ---------- ----------

MetLife Defensive Strategy Portfolio $631,004 $3,629,504 $2,470,105     $--     $3,101,109 $3,629,504

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                     Undistributed Undistributed     Net
                                       Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                        Income         Gain      Appreciation   and Deferrals       Total
-                                    ------------- ------------- ------------ ------------------ -----------

MetLife Defensive Strategy Portfolio  $13,196,308   $13,778,078  $22,045,549         $--         $49,019,935

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolio:


            PIMCO Inflation Protected Bond Portfolio - Class A 6.67%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MetLife Defensive Strategy Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MetLife Defensive Strategy Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Defensive Strategy Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen   Other Directorships
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**   Held by Trustee
---------------------     ------------- -------------- ---------------------------------------- ------------ --------------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89      None
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman       Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                     From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
                                         From          Administration and Dean Emeritus,                     Education Group,
                                         December      Marshall School of Business, University               Ivax Diagnostics and
                                         2000 to       of Southern California (USC); from                    Los Angeles
                                         present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                       for Telecommunications Management.                    Trustee, The Rose
                                                                                                             Hills Foundation.
                                                                                                             Member, Army
                                                                                                             Science Board.

Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                         From          2003, Managing Director, Dresdner                     Scholl Asset
                                         December      RCM Global Investors.                                 Management;
                                         2000 to                                                             Investment
                                         present.                                                            Committee Member
                                                                                                             of City College of
                                                                                                             San Francisco.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                          Position(s)   Term of Office                                            Complex
                           Held with    and Length of          Principal Occupation(s)            overseen   Other Directorships
Name, Age and Address      the Trust     Time Served             During Past 5 Years            by Trustee**   Held by Trustee
---------------------    -------------- -------------- ---------------------------------------- ------------ -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (36)   Chief           From August   Since February 2001, Assistant Vice          N/A              N/A
                         Financial       2002 to       President of MetLife Investors Insurance
                         Officer,        present       Company; from 1997 to January 2001,
                         Treasurer                     Vice President of PIMCO Advisors L.P.

Michael K. Farrell (54)  Executive Vice  From August   Since December 2005, Executive Vice          N/A              N/A
                         President       2002 to       President of Metropolitan Life Insurance
                                         present       Company; since July 2002, Chief
                                                       Executive Officer of MetLife Investors
                                                       Group, Inc. and Met Investors Advisory
                                                       LLC; since April 2001, Chief Executive
                                                       Officer of MetLife Resources and Vice
                                                       President of Metropolitan Life Insurance
                                                       Company; since January 1990, President
                                                       of Michael K. Farrell Associates, Inc.
                                                       (qualified retirement plans for non-
                                                       profit organizations)

Richard C. Pearson (63)  Vice President  From          Since July 2002, President of MetLife        N/A              N/A
                         and Secretary   December      Investors Distribution Company; since
                                         2000 to       January, 2002, Secretary of Met
                                         present.      Investors Advisory LLC; since
                                                       January 2001, Senior Vice President,
                                                       General Counsel and Secretary of
                                                       MetLife Investors Group, Inc.; since
                                                       November 2000, Vice President, General
                                                       Counsel and Secretary of Met Investors
                                                       Advisory LLC; from 1998 to November
                                                       2000, President, Security First Group,
                                                       Inc.

Jeffrey P. Halperin (39) Chief           Since August  Since March 2006, Vice President,            N/A              N/A
Metropolitan Life        Compliance      2006          Corporate Ethics and Compliance
Insurance Company        Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                      2002-March 2006) Assistant Vice
27-01 Queens Plaza North                               President, MetLife Inc.; (July 2001-
Long Island City,                                      October 2002), Assistant Compliance
NY 11101                                               Officer, MetLife, Inc.; Interim Chief
                                                       Compliance Officer of the Trust
                                                       (November 2005-August 2006) and
                                                       Metropolitan Series Fund, Inc. and
                                                       Metropolitan Series Fund II (since
                                                       November 2005).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                MetLife Growth
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

GROWTH PORTFOLIO

The MetLife Growth Strategy Portfolio underperformed its benchmark for the year ended December 31, 2006, as its 13.59% gain lagged the 15.05% return of the MSCI Global Capital Markets Index. Compared to the 15.93% return of its blended benchmark, the Portfolio underperformed by 234 basis points (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000 Index, 10% Lehman Brothers Universal Index, 17% MSCI EAFE(R) Index, and 5% Citigroup 3-Month Treasury Bill Index).

During the year, the Portfolio was re-structured on or about May 1, 2006 to reflect updated asset classes and underlying target portfolio allocations. Specifically, the Portfolio added an allocation to the Legg Mason Value Equity Portfolio, which follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts. An allocation to the Loomis Sayles Global Markets Portfolio was made to help to broaden the Portfolio's investment horizon by expanding its reach globally on both the equity and fixed fronts. A pure emerging markets allocation was also added to the mix with the addition of the MFS(R) Emerging Markets Equity Portfolio. An allocation to this underlying portfolio added exposure to Latin America, Asia, Africa, Middle East, and Eastern European markets.

In terms of relative performance for 2006, the equity components proved to be the main detractors for underperformance, as the Portfolio's more aggressive large-cap growth portfolios provided weaker than expected performance for the year versus their benchmarks. The Legg Mason Aggressive Growth Portfolio (formerly Janus Aggressive Growth Portfolio) was the largest detractor losing 1.60% versus the 9.07% return of the Russell 1000(R) Growth Index/1/. Effective October 1, 2006, ClearBridge Advisors, LLC became the Advisor to the Portfolio. Other holdings detracting from overall performance included the Jennison Growth Portfolio, the Legg Mason Value Equity Portfolio, and the Harris Oakmark Focus Value Portfolio; all underperformed their respective index benchmarks for the year.

On the positive side, the Portfolio's International managers posted strong results for the year as the Harris Oakmark International Portfolio posted a 29.20% return and the MFS Research International Portfolio achieved a 26.91% return compared to the MSCI EAFE(R) Index/5/ return of 26.86%. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2006, achieving a 37.90% return beating the 35.06% return of the FTSE NAREIT Equity REIT Index/2/.

The relatively small fixed income and cash component of the Growth Strategy Portfolio (approximately 15%) produced modest results in 2006. The PIMCO Inflation Protected Bond Portfolio returned 0.64% for the year (investing primarily in Treasury Inflation Protected Bond Securities "TIPS") slightly outperforming the Lehman Brothers Global Real: U.S. TIPS Index/3/ for the year by 15 basis points. In absolute terms, the year's flat showing for this asset class did little in terms of alpha generation in regards to the Portfolio's performance. In addition, the PIMCO Total Return Portfolio produced a modest 4.80% return for the year and outperformed the Lehman Brothers Aggregate Bond Index/4/ by 33 basis points. The PIMCO Total Return Portfolio benefited from an overweight position in mortgages as this sector outpaced Treasuries. On the high yield side, the Lord Abbett Bond Debenture Portfolio trailed its peers in the pure high yield asset class. However, the Lord Abbett Bond Debenture Portfolio's allocation to convertible securities proved beneficial as they outperformed investment grade holdings.

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/5/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Davis Venture Value Portfolio (Class A)                11.04%
        ---------------------------------------------------------------
        Van Kampen Comstock Portfolio (Class A)                10.99%
        ---------------------------------------------------------------
        Lord Abbett Growth and Income Portfolio (Class A)       9.97%
        ---------------------------------------------------------------
        Third Avenue Small Cap Value Portfolio (Class A)        8.00%
        ---------------------------------------------------------------
        Legg Mason Value Equity Portfolio (Class A)             6.05%
        ---------------------------------------------------------------
        Legg Mason Aggressive Growth Portfolio (Class A)        5.86%
        ---------------------------------------------------------------
        Harris Oakmark International Portfolio (Class A)        5.09%
        ---------------------------------------------------------------
        Harris Oakmark Focused Value Portfolio (Class A)        5.01%
        ---------------------------------------------------------------
        Jennison Growth Portfolio (Class A)                     4.96%
        ---------------------------------------------------------------
        PIMCO Inflation Protected Bond Portfolio (Class A)      4.75%
        ---------------------------------------------------------------
        MFS(R) Research International Portfolio (Class A)       4.06%
        ---------------------------------------------------------------
        Loomis Sayles Global Markets Portfolio (Class A)        4.03%
        ---------------------------------------------------------------
        MFS(R) Emerging Markets Equity Portfolio (Class A)      3.18%
        ---------------------------------------------------------------
        Met/Aim Small Cap Growth Portfolio (Class A)            3.02%
        ---------------------------------------------------------------
        RCM Global Technology Portfolio (Class A)               2.05%
        ---------------------------------------------------------------
        Goldman Sachs Mid-Cap Value Portfolio (Class A)         2.00%
        ---------------------------------------------------------------
        Turner Mid-cap Growth Portfolio (Class A)               2.00%
        ---------------------------------------------------------------
        Neuberger Berman Real Estate Portfolio (Class A)        2.00%
        ---------------------------------------------------------------
        T. Rowe Price Mid-Cap Growth Portfolio (Class A)        2.00%
        ---------------------------------------------------------------
        Oppenheimer Capital Appreciation Portfolio (Class A)    1.98%
        ---------------------------------------------------------------
        Lord Abbett Bond Debenture Portfolio (Class A)          1.96%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO VS. MSCI GLOBAL CAPITAL MARKETS INDEX/SM1/
                        AND GROWTH BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]


                              MSCI Global       Growth
  Date            Fund      Capital Markets    Benchmark
  -----          ------     ---------------    ---------
11/03/2004      $10,000       $10,000          $10,000
12/31/2004       10,630        10,701           10,643
12/31/2005       11,600        11,136           11,404
12/31/2006       13,176        12,811           13,222


    ---------------------------------------------------------------------
                                           Average Annual Return/3/
                                           (for the year ended 12/31/06)
    ---------------------------------------------------------------------
                                           1 Year    Since Inception/4/
    ---------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                     14.04%         16.51%
--  Class B                                13.59%         13.61%
    ---------------------------------------------------------------------
--  MSCI Global Capital Markets Index/SM1/ 15.05%         12.18%
    ---------------------------------------------------------------------
- - Growth Blended Benchmark/2/            15.93%         13.75%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index(the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,102.70        $0.37
  Hypothetical (5% return before expenses)     1,000.00      1,024.85         0.36
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,101.90         1.70
  Hypothetical (5% return before expenses)     1,000.00      1,023.59         1.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.07% and 0.32% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)* 17,359,007 $  609,648,339
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  7,648,585    110,369,077
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................  1,026,235    276,303,525
      Harris Oakmark International Portfolio
        (Class A)............................. 14,758,066    280,845,991
      Jennison Growth Portfolio (Class A)*.... 21,526,640    273,603,594
      Legg Mason Aggressive Growth Portfolio
        (Class A)............................. 39,923,766    322,983,264
      Legg Mason Value Equity Portfolio
        (Class A)............................. 29,929,082    333,709,262
      Loomis Sayles Global Markets Portfolio
        (Class A)............................. 21,469,026    222,419,111
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................  8,646,147    108,163,299
      Lord Abbett Growth and Income Portfolio
        (Class A)............................. 18,697,973    548,972,501
      Met/AIM Small Cap Growth Portfolio
        (Class A)............................. 12,290,696    166,293,121
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)............................. 16,680,256    175,309,495
      MFS(R) Research International Portfolio
        (Class A)............................. 14,872,424    223,681,259
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  6,085,515    110,330,388
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 11,798,769    109,374,589
      PIMCO Inflation Protected Bond Portfolio
        (Class A)............................. 25,906,124    261,651,853
      RCM Global Technology Portfolio
        (Class A)............................. 20,997,805    113,178,170
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)............................. 12,581,720    110,215,864
      Third Avenue Small Cap Value Portfolio
        (Class A)............................. 25,230,710    441,285,112
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  8,653,449    110,331,480
      Van Kampen Comstock Portfolio
        (Class A)............................. 50,685,142    605,687,443
                                                          --------------
      Total Investment Company Securities
      (Cost $5,021,457,409)                                5,514,356,737
                                                          --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $5,021,457,409)                                5,514,356,737

      Other Assets and Liabilities (net) - 0.0%               (1,482,530)
                                                          --------------

      TOTAL NET ASSETS - 100.0%                           $5,512,874,207
                                                          ==============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

METLIFE GROWTH STRATEGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                   $5,514,356,737
   Cash                                                          46
   Receivable for Trust shares sold                       8,710,197
                                                     --------------
      Total assets                                    5,523,066,980
                                                     --------------
LIABILITIES
   Payables for:
      Investments purchased                               8,700,960
      Trust shares redeemed                                   9,286
      Distributions and services fees - Class B           1,149,569
      Investment advisory fee payable (Note 3)              261,868
      Administration fee payable                              2,917
      Custodian and accounting fees payable                  24,275
   Accrued expenses                                          43,898
                                                     --------------
      Total liabilities                                  10,192,773
                                                     --------------
NET ASSETS                                           $5,512,874,207
                                                     ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                   $4,728,566,444
   Accumulated net realized gain                        214,166,346
   Unrealized appreciation on investments               492,899,328
   Undistributed net investment income                   77,242,089
                                                     --------------
      Total                                          $5,512,874,207
                                                     ==============
NET ASSETS
   Class A                                           $    2,607,226
                                                     ==============
   Class B                                            5,510,266,981
                                                     ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                  202,259
                                                     ==============
   Class B                                              428,269,320
                                                     ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                           $        12.89
                                                     ==============
   Class B                                                    12.87
                                                     ==============

-------------------------------------------------------------------
*Investments at cost                                 $5,021,457,409

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

METLIFE GROWTH STRATEGY PORTFOLIO

INVESTMENT INCOME:
    Dividends from underlying Portfolios                                                        $ 91,126,100
                                                                                                ------------
       Total investment income                                                                    91,126,100
                                                                                                ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                               3,009,601
    Deferred Expense Reimbursement (Note 3)                                                          131,217
    Administration fees                                                                               29,999
    Custody and accounting fees                                                                       38,525
    Distribution fee--Class B                                                                     10,656,992
    Transfer agent fees                                                                               19,914
    Audit                                                                                             15,367
    Legal                                                                                             42,048
    Trustee fees and expenses                                                                         15,143
    Insurance                                                                                         14,964
    Other                                                                                              8,528
                                                                                                ------------
       Total expenses                                                                             13,982,298
       Less Fees waived and expenses reimbursed by the manager                                       (98,229)
                                                                                                ------------
    Net expenses                                                                                  13,884,069
                                                                                                ------------
    Net investment income                                                                         77,242,031
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                                                82,514,168
       Capital gain distributions from underlying Portfolios                                     131,987,234
                                                                                                ------------
    Net realized gain on investments and capital gain distributions from underlying Portfolios   214,501,402
                                                                                                ------------
    Net change in unrealized appreciation on:
       Investments                                                                               277,263,022
                                                                                                ------------
    Net change in unrealized appreciation on investments                                         277,263,022
                                                                                                ------------
    Net realized and unrealized gain on investments                                              491,764,424
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $569,006,455
                                                                                                ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

METLIFE GROWTH STRATEGY PORTFOLIO

                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   77,242,031  $   48,796,541
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           214,501,402       8,395,221
   Net change in unrealized appreciation on investments                     277,263,022     194,977,910
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     569,006,455     252,169,672
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                     (3,101)        (12,660)
     Class B                                                                   (325,651)    (27,630,104)
   From net realized gains
     Class A                                                                    (11,794)         (2,574)
     Class B                                                                (24,135,811)     (6,842,974)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (24,476,357)    (34,488,312)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                  1,608,897       1,187,436
     Class B                                                              1,759,061,264   1,605,562,132
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     14,895          15,234
     Class B                                                                 24,461,462      34,473,078
   Cost of shares repurchased
     Class A                                                                   (472,547)        (11,344)
     Class B                                                                (23,772,537)    (30,890,846)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,760,901,434   1,610,335,690
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                              2,305,431,532   1,828,017,050
   Net assets at beginning of period                                      3,207,442,675   1,379,425,625
                                                                         --------------  --------------
   Net assets at end of period                                           $5,512,874,207  $3,207,442,675
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   77,242,089  $      328,810
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                CLASS A
METLIFE GROWTH STRATEGY PORTFOLIO                                        -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.39     $10.19
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.26 (a)   0.90 (a)
Net Realized/Unrealized Gain on Investments.............................   1.33       0.44
                                                                         ------     ------
Total from Investment Operations........................................   1.59       1.34
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.02)     (0.12)
Distributions from Net Realized Capital Gains...........................  (0.07)     (0.02)
                                                                         ------     ------
Total Distributions.....................................................  (0.09)     (0.14)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.89     $11.39
                                                                         ======     ======
TOTAL RETURN                                                              14.04%     13.20%
Ratio of Expenses to Average Net Assets.................................   0.08%      0.04%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.08%(e)   0.04%*
Ratio of Net Investment Income to Average Net Assets....................   2.19%     11.87%*
Portfolio Turnover Rate.................................................   19.8%      15.1%
Net Assets, End of Period (in millions).................................   $2.6       $1.2

                                                                                        CLASS B
                                                                         --------------------------------------
                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------
                                                                             2006         2005       2004(C)
                                                                         --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  11.40     $  10.56     $  10.00
                                                                         --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.22 (a)     0.22 (a)     0.19 (a)
Net Realized/Unrealized Gain on Investments.............................     1.32         0.74         0.44
                                                                         --------     --------     --------
Total from Investment Operations........................................     1.54         0.96         0.63
                                                                         --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.00) +     (0.10)       (0.07)
Distributions from Net Realized Capital Gains...........................    (0.07)       (0.02)          --
                                                                         --------     --------     --------
Total Distributions.....................................................    (0.07)       (0.12)       (0.07)
                                                                         --------     --------     --------
NET ASSET VALUE, END OF PERIOD.......................................... $  12.87     $  11.40     $  10.56
                                                                         ========     ========     ========
TOTAL RETURN                                                                13.59%        9.12%        6.30%
Ratio of Expenses to Average Net Assets.................................     0.33%        0.31%        0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.33%(e)     0.31%        0.39%*
Ratio of Net Investment Income to Average Net Assets....................     1.81%        2.03%       11.59%*
Portfolio Turnover Rate.................................................     19.8%        15.1%         0.0%(d)
Net Assets, End of Period (in millions)................................. $5,510.3     $3,206.2     $1,379.4

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is MetLife Growth Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                  for the year ended
Portfolio                         December 31, 2006  % per annum    Average Daily Assets
---------                         ------------------ ----------- --------------------------

MetLife Growth Strategy Portfolio     $3,009,601         0.10%   First $500 Million

                                                        0.075%   $500 Million to $1 Billion

                                                         0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                       Maximum Expense Ratio
-                                                      under current Expense
-                                                       Limitation Agreement
-                                                    ------------------------
Portfolio                                            Class A Class B  Class E
---------                                            ------- ------- --------

MetLife Growth Strategy Portfolio                     0.10%   0.35%      0.25%*

* Class not offered during the period.

The following amounts were repaid to Manager                         $178,334

All prior subsidies have been repaid to the Manager.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                          Shares Issued
                                                             Through                Net Increase
                                   Beginning    Shares      Dividend      Shares     in Shares     Ending
                                    Shares       Sold     Reinvestment  Repurchased Outstanding    Shares
-                                 ----------- ----------- ------------- ----------- ------------ -----------

MetLife Growth Strategy Portfolio

 Class A
 12/31/2006                           105,896     134,827       1,235      (39,699)      96,363      202,259
 05/02/2005-12/31/2005                     --     105,569       1,332       (1,005)     105,896      105,896

 Class B
 12/31/2006                       281,356,823 146,888,669   2,028,314   (2,004,486) 146,912,497  428,269,320
 05/02/2005-12/31/2005            130,653,075 150,523,698   3,010,749   (2,830,699) 150,703,748  281,356,823

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government Non-Government
                                  --------------- -------------- --------------- --------------

MetLife Growth Strategy Portfolio       $--       $2,794,112,966       $--        $847,804,078

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
---------                         -------------- ------------ -------------- --------------

MetLife Growth Strategy Portfolio $5,025,868,159 $503,992,079  $(15,503,502)  $488,488,577

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                     Ordinary Income     Long-Term Capital Gain          Total
                                  ---------------------- ---------------------- -----------------------
                                     2006       2005        2006        2005       2006        2005
                                  ---------- ----------- -----------  --------  ----------- -----------

MetLife Growth Strategy Portfolio $3,096,337 $33,556,016 $21,380,020  $932,296  $24,476,357 $34,488,312

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                     Income         Gain      Appreciation   and Deferrals       Total
                                  ------------- ------------- ------------ ------------------ ------------

MetLife Growth Strategy Portfolio  $77,728,468  $218,090,718  $488,488,575        $--         $784,307,761

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS


The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


            Goldman Sachs Mid-Cap Value Portfolio - Class A   23.48%

            Harris Oakmark International Portfolio - Class A  13.23%

            Lord Abbett Growth and Income Portfolio - Class A 14.53%

            Legg Mason Aggressive Growth Portfolio - Class A  30.07%

            Legg Mason Value Equity Portfolio - Class A       40.12%

            Loomis Sayles Global Markets Portfolio - Class A  41.70%

            Lord Abbett Bond Debenture Portfolio - Class A     5.79%

            Met/AIM Small Cap Growth Portfolio - Class A      25.68%

            MFS Emerging Markets Equity Portfolio - Class A   44.74%

            MFS Research International Portfolio - Class A    16.45%

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


9. OTHER MATTERS - CONTINUED


          Neuberger Berman Real Estate Portfolio - Class A      8.04%

          Oppenheimer Capital Appreciation Portfolio - Class A 10.44%

          PIMCO Inflation Protected Bond Portfolio - Class A   20.78%

          RCM Global Technology Portfolio - Class A            30.22%

          Third Avenue Small Cap Value Portfolio - Class A     30.22%

          T.Rowe Price Mid-Cap Growth Portfolio - Class A      12.62%

          Turner Mid-Cap Growth Portfolio - Class A            32.06%

          Van Kampen Comstock Portfolio - Class A              44.66%

          Davis Venture Value Portfolio - Class A              14.80%

          Harris Oakmark Focused Value Portfolio - Class A     12.60%

          Jennison Growth Portfolio - Class A                  20.40%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MetLife Growth Strategy Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MetLife Growth Strategy Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                               MetLife Moderate
                              Strategy Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MODERATE PORTFOLIO

The MetLife Moderate Strategy Portfolio underperformed its benchmark for the year ended December 31, 2006, as its 10.23% gain fell short of the 15.05% return of the MSCI Global Capital Markets Index. However, compared to the 11.34% return of its blended benchmark, the Portfolio underperformed by 111 basis points (the Moderate Blended Benchmark is comprised of the following mix:
40% Wilshire 5000 Index, 45% Lehman Brothers Universal Index, 10% MSCI EAFE(R) Index, and 5% Citigroup 3-Month Treasury Bill Index).

During the year, the Portfolio was re-structured on or about May 1, 2006 to reflect updated asset classes and underlying target portfolio allocations. Specifically, the Portfolio added an allocation to the Legg Mason Value Equity Portfolio, which follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts. An allocation to the Loomis Sayles Global Markets Portfolio was made to help to broaden the Portfolio's investment horizon by expanding its reach globally on both the equity and fixed fronts. A pure emerging markets allocation was also added to the mix with the addition of the MFS(R) Emerging Markets Equity Portfolio. An allocation to this underlying portfolio added exposure to Latin America, Asia, Africa, Middle East, and Eastern European markets.

In terms of relative performance for the year, the fixed income components of the Moderate Strategy Portfolio performed within expectations relative to their respective indices. The PIMCO Inflation Protected Bond Portfolio returned 0.64% for the year (investing primarily in Treasury Inflation Protected Securities "TIPS") slightly outperforming the Lehman Brothers Global Real: U.S. TIPS Index/1/ for the year by 15 basis points. In absolute terms, the year's flat showing for this asset class did little in terms of alpha generation in regards to the Portfolio's performance. In addition, the PIMCO Total Return Portfolio produced a modest 4.80% return for the year and outperformed the Lehman Brothers Aggregate Bond Index/2/ by 33 basis points. The PIMCO Total Return Portfolio benefited from an overweight position in mortgages as this sector outpaced Treasuries. On the high yield side, the Lord Abbett Bond Debenture Portfolio trailed its peers in the pure high yield asset class. However, the Lord Abbett Bond Debenture Portfolio's allocation to convertible securities helped to tame volatility as this asset class outperformed investment grade holdings.

Three of the four largest equity components in the Portfolio also experienced difficulty in 2006. The Legg Mason Value Equity Portfolio returned 6.83%, lagging the S&P 500(R) Index/3/ by 896 basis points. This marks the first time in fifteen years that the portfolio manager, Bill Miller, underperformed the S&P in a calendar year. The Third Avenue Small Cap Value Portfolio's 2006 return of 13.38% lagged the Russell 2000(R) Value Index/4/ by more than 1,000 basis points primarily due to stock selection in the Oil and Gas sectors, Auto Parts, and volatile natural gas commodity prices. Lastly, the Van Kampen Comstock Portfolio's 16.35% return for the year lagged the 22.25% return for its benchmark, the Russell 1000(R) Value Index./5/ The primary detractors to performance for the Van Kampen Comstock Portfolio can be attributed to the Portfolio's continued underweighting in Energy stocks coupled with a significant overweighting in the Health Care sector.

On the positive side, a handful of underlying portfolios produced strong results for the year. The Harris Oakmark International Portfolio, MFS Research International Portfolio, and Lord Abbett Growth and Income Portfolio all had solid performance relative to their respective benchmarks. Overall, both International and Emerging Markets experienced double digit returns, ending 2006 on a high note. Lastly, while only a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio performed well during 2006, achieving a 37.90% return beating the 35.06% return of the FISE NAREIT Equity REIT Index./6/

MET INVESTORS ADVISORY LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------
/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/3/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/6/ The FISE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                       14.60%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)           11.55%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                7.96%
     ---------------------------------------------------------------------
     Western Asset Management US Government Portfolio (Class A)    7.82%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             7.07%
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       6.08%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   5.12%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              4.09%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       4.08%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              4.06%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           4.03%
     ---------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          4.03%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             3.09%
     ---------------------------------------------------------------------
     Lazard Mid-Cap Portfolio (Class A)                            3.07%
     ---------------------------------------------------------------------
     T. Rowe Price Mid-Cap Growth Portfolio (Class A)              3.04%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)            2.15%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              2.07%
     ---------------------------------------------------------------------
     Goldman Sachs Midcap Value Portfolio (Class A)                2.03%
     ---------------------------------------------------------------------
     Turner Mid-Cap Growth Portfolio (Class A)                     2.03%
     ---------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)              2.03%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MSCI GLOBAL MARKETS INDEX/1/
                       AND MODERATE BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                    [CHART]

                                 MSCI Global      Moderate
                    Fund       Capital Markets    Benchmark
                    ----       ---------------    ---------
     11/3/2004    $10,000        $10,000          $10,000
    12/31/2004     10,255         10,701           10,394
    12/31/2005     10,851         11,136           10,951
    12/31/2006     11,961         12,811           12,194



    ----------------------------------------------------------------------
                                          Average Annual Return
                                         (for the year ended 12/31/06)/3/
    ----------------------------------------------------------------------
                                         1 Year     Since Inception/4/
    ----------------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A                   10.62%          11.33%
--  Class B                              10.23%           8.64%
    ----------------------------------------------------------------------
--  MSCI Global Capital Markets Index/1/ 15.05%          12.18%
    ----------------------------------------------------------------------
- - Moderate Blended Benchmark/2/        11.34%           9.58%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measures the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index which measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices. The Index does not include fees or expenses and is not available for direct investment.

/2/The Moderate Blended Benchmark is comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index (the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,082.20        $0.47
  Hypothetical (5% return before expenses)     1,000.00      1,024.75         0.46
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,081.40         1.84
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.09% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio
        (Class A)*............................  1,952,874 $   68,584,948
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  2,366,356     34,146,511
      Harris Oakmark International Portfolio
        (Class A).............................  1,826,158     34,751,783
      Jennison Growth Portfolio (Class A)*....  5,327,891     67,717,497
      Lazard Mid-Cap Portfolio (Class A)......  3,761,793     51,687,031
      Legg Mason Value Equity Portfolio
        (Class A).............................  7,717,501     86,050,133
      Loomis Sayles Global Markets Portfolio
        (Class A).............................  6,641,854     68,809,606
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 10,695,668    133,802,807
      Lord Abbett Growth and Income
        Portfolio (Class A)...................  4,048,139    118,853,363
      MFS(R) Emerging Markets Equity Portfolio
        (Class A).............................  3,441,818     36,173,511
      MFS(R) Research International Portfolio
        (Class A).............................  3,450,377     51,893,668
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  1,881,836     34,117,684
      Oppenheimer Capital Appreciation
        Portfolio (Class A)...................  7,301,100     67,681,196
      PIMCO Inflation Protected Bond
        Portfolio (Class A)................... 19,222,860    194,150,887
      PIMCO Total Return Portfolio
        (Class A)............................. 20,842,894    246,154,579
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  5,839,669     51,155,504
      Third Avenue Small Cap Value Portfolio
        (Class A).............................  3,902,941     68,262,446
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  2,677,882     34,142,991
      Van Kampen Comstock Portfolio
        (Class A).............................  8,551,077    102,185,373
      Western Asset Management US
        Government Portfolio (Class A)*....... 10,689,721    131,483,564
                                                          --------------
      Total Investment Company Securities
      (Cost $1,579,231,077)                                1,681,805,082
                                                          --------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,579,231,077)                                1,681,805,082

      Other Assets and Liabilities (net) - 0.0%                 (526,973)
                                                          --------------

      TOTAL NET ASSETS - 100.0%                           $1,681,278,109
                                                          ==============

PORTFOLIO FOOTNOTES:

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

METLIFE MODERATE STRATEGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $1,681,805,082
   Receivable for Trust shares sold                                             188,013
                                                                         --------------
     Total assets                                                         1,681,993,095
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                      115,880
     Trust shares redeemed                                                       72,133
     Distributions and services fees - Class B                                  353,425
     Investment advisory fee payable (Note 3)                                   102,507
     Administration fee payable                                                   2,917
     Custodian and accounting fees payable                                       23,588
   Accrued expenses                                                              44,536
                                                                         --------------
     Total liabilities                                                          714,986
                                                                         --------------
NET ASSETS                                                               $1,681,278,109
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,496,867,793
   Accumulated net realized gain                                             43,653,877
   Unrealized appreciation on investments                                   102,574,005
   Undistributed net investment income                                       38,182,434
                                                                         --------------
     Total                                                               $1,681,278,109
                                                                         ==============
NET ASSETS
   Class A                                                               $      916,261
                                                                         ==============
   Class B                                                                1,680,361,848
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       79,091
                                                                         ==============
   Class B                                                                  145,307,558
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.58
                                                                         ==============
   Class B                                                                        11.56
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost                                                    $1,579,231,077


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

METLIFE MODERATE STRATEGY PORTFOLIO

INVESTMENT INCOME:
    Dividends from underlying Portfolios                                                        $ 43,068,345
                                                                                                ------------
       Total investment income                                                                    43,068,345
                                                                                                ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                               1,099,558
    Deferred Expense Reimbursement (Note 3)                                                           76,115
    Administration fees                                                                               29,999
    Custody and accounting fees                                                                       38,525
    Distribution fee - Class B                                                                     3,538,155
    Transfer agent fees                                                                               19,612
    Audit                                                                                             15,367
    Legal                                                                                             42,047
    Trustee fees and expenses                                                                         15,152
    Insurance                                                                                          4,462
    Other                                                                                              6,924
                                                                                                ------------
    Total expenses                                                                                 4,885,916
                                                                                                ------------
    Net investment income                                                                         38,182,429
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on:
       Investments                                                                                21,545,534
       Capital gain distributions from underlying Portfolios                                      23,431,728
                                                                                                ------------
    Net realized gain on investments and capital gain distributions from underlying Portfolios    44,977,262
                                                                                                ------------
    Net change in unrealized appreciation on:
       Investments                                                                                60,325,311
                                                                                                ------------
       Net change in unrealized appreciation on investments                                       60,325,311
                                                                                                ------------
    Net realized and unrealized gain on investments                                              105,302,573
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $143,485,002
                                                                                                ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

METLIFE MODERATE STRATEGY PORTFOLIO

                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   38,182,429  $   20,099,516
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                            44,977,262       2,611,692
   Net change in unrealized appreciation on investments                      60,325,311      41,447,579
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     143,485,002      64,158,787
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (607)         (3,544)
     Class B                                                                   (120,374)    (11,750,219)
   From net realized gains
     Class A                                                                     (2,551)           (557)
     Class B                                                                (10,360,885)     (2,215,579)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (10,484,417)    (13,969,899)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    604,886         295,503
     Class B                                                                442,249,084     680,386,312
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                      3,158           4,101
     Class B                                                                 10,481,259      13,965,798
   Cost of shares repurchased
     Class A                                                                    (57,690)         (3,311)
     Class B                                                                (75,367,914)    (74,822,468)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               377,912,783     619,825,935
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                510,913,368     670,014,823
   Net assets at beginning of period                                      1,170,364,741     500,349,918
                                                                         --------------  --------------
   Net assets at end of period                                           $1,681,278,109  $1,170,364,741
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   38,182,434  $      120,986
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:


METLIFE MODERATE STRATEGY PORTFOLIO
                                                                                     CLASS A
                                                                            ---------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                            ---------------------
                                                                                2006        2005(B)
                                                                            --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $  10.57     $   9.91
                                                                            --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................     0.19 (a)     1.25  (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................     0.93        (0.44)
                                                                            --------     --------
Total from Investment Operations...........................................     1.12         0.81
                                                                            --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................    (0.02)       (0.13)
Distributions from Net Realized Capital Gains..............................    (0.09)       (0.02)
                                                                            --------     --------
Total Distributions........................................................    (0.11)       (0.15)
                                                                            --------     --------
NET ASSET VALUE, END OF PERIOD............................................. $  11.58     $  10.57
                                                                            ========     ========
TOTAL RETURN                                                                   10.62%        8.16%
Ratio of Expenses to Average Net Assets....................................     0.09%        0.09%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...     0.09%(e)     0.09%*
Ratio of Net Investment Income to Average Net Assets.......................     1.76%       17.59%*
Portfolio Turnover Rate....................................................     22.2%        22.6%
Net Assets, End of Period (in millions)....................................     $0.9         $0.3

                                                                                           CLASS B
                                                                            ---------------------------------
                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                            ---------------------------------
                                                                                2006         2005       2004(C)
                                                                            --------     --------      -------
NET ASSET VALUE, BEGINNING OF PERIOD....................................... $  10.57     $  10.11      $10.00
                                                                            --------     --------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income......................................................     0.30 (a)     0.22 (a)    0.36 (a)
Net Realized/Unrealized Gain (Loss) on Investments.........................     0.78         0.37       (0.11)
                                                                            --------     --------      ------
Total from Investment Operations...........................................     1.08         0.59        0.25
                                                                            --------     --------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.......................................    (0.00)+      (0.11)      (0.14)
Distributions from Net Realized Capital Gains..............................    (0.09)       (0.02)         --
                                                                            --------     --------      ------
Total Distributions........................................................    (0.09)       (0.13)      (0.14)
                                                                            --------     --------      ------
Net Asset Value, End of Period............................................. $  11.56     $  10.57      $10.11
                                                                            ========     ========      ======
TOTAL RETURN                                                                   10.23%        5.81%       2.55%
Ratio of Expenses to Average Net Assets....................................     0.35%        0.35%       0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates...     0.35%(e)     0.35%       0.45%*
Ratio of Net Investment Income to Average Net Assets.......................     2.70%        2.14%      22.53%*
Portfolio Turnover Rate....................................................     22.2%        22.6%        0.0%(d)
Net Assets, End of Period (in millions).................................... $1,680.4     $1,170.1      $500.3

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is MetLife Moderate Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2006  % per annum    Average Daily Assets
---------                           ------------------ ----------- --------------------------

MetLife Moderate Strategy Portfolio     $1,099,558         0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                    Maximum Expense Ratio
                                                    under current Expense
                                                    Limitation Agreement
                                                  -----------------------
     Portfolio                                    Class A Class B  Class E
     ---------                                    ------- ------- -------

     MetLife Moderate Strategy Portfolio           0.10%   0.35%     0.25%*

     * Class not offered during the period.

     The following amounts were repaid to Manager                 $78,534

All prior subsidies have been repaid to the Manager.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                           Shares Issued
                                                              Through                Net Increase
                                     Beginning    Shares     Dividend      Shares     in Shares     Ending
                                      Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                   ----------- ---------- ------------- ----------- ------------ -----------

MetLife Moderate Strategy Portfolio

 Class A
 12/31/2006                              27,826     56,251         290       (5,276)      51,265       79,091
 05/02/2005-12/31/2005                       --     27,753         387         (314)      27,826       27,826

 Class B
 12/31/2006                         110,699,660 40,511,591     963,351   (6,867,044)  34,607,898  145,307,558
 12/31/2005                          49,482,297 67,142,226   1,317,528   (7,242,391)  61,217,363  110,699,660

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

MetLife Moderate Strategy Portfolio       $--        $745,687,080        $--        $316,473,256

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
---------                           -------------- ------------ -------------- --------------

MetLife Moderate Strategy Portfolio $1,584,741,065 $110,331,317  $(13,267,300)  $97,064,017

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income     Long-Term Capital Gain          Total
                                    ---------------------- ---------------------- -----------------------
                                       2006       2005        2006        2005       2006        2005
                                    ---------- -----------   ----------   ----    ----------- -----------

MetLife Moderate Strategy Portfolio $1,408,284 $13,969,899 $9,076,133     $--     $10,484,417 $13,969,899

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
                                    ------------- ------------- ------------ ------------------ ------------

MetLife Moderate Strategy Portfolio  $38,452,790   $48,893,510  $97,064,017         $--         $184,410,317

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


       Goldman Sachs Mid-Cap Value Portfolio - Class A             7.25%

       Lazard Mid-Cap Portfolio - Class A                          9.12%

       Legg Mason Value Equity Portfolio - Class A                 7.75%

       Loomis Sayles Global Markets Portfolio - Class A           12.90%

       Lord Abbett Bond Debenture - Class A                        7.16%

       MFS Emerging Markets Equity Portfolio - Class A             9.23%

       Oppenheimer Capital Appreciation Portfolio - Class A        6.46%

       PIMCO Inflation Protected Bond Portfolio - Class A         15.42%

       PIMCO Total Return Portfolio - Class A                      8.76%

       T.Rowe Price Mid-Cap Growth Portfolio - Class A             5.86%

       Turner Mid-Cap Growth Portfolio - Class A                   9.92%

       Van Kampen Comstock Portfolio - Class A                     7.53%

       Jennison Growth Portfolio - Class A                         5.10%

       Western Asset Management US Government Portfolio - Class A 11.20%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MetLife Moderate Strategy Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MetLife Moderate Strategy Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Strategy Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and the period from November 4, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                            MFS(R) Emerging Markets
                               Equity Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO          FOR THE PERIOD ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the period May 1, 2006 to December 31, 2006, the MFS(R) Emerging Markets Equity Portfolio provided a total return after fees and expenses of 6.04%. This compares with a return of 10.38% for the Portfolio's benchmark, the MSCI Emerging Markets Free Index/SM/.

The Portfolio commenced operations on May 1, 2006 with $3 million over which MFS(R) had full investment discretion. On May 5, approximately $263 million was added to the Portfolio. From May 5 to May 9, 2006, these assets were under the discretion of a transition manager. The performance of these assets during the transition period negatively impacted relative returns over the reporting period of May 1, 2006 to December 31, 2006.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector detracted from performance relative to the MSCI Emerging Markets Free Index/SM/. Banking firm Kookmin Bank (South Korea) and credit card administration services provider CSU CardSystem/a,b/ (Brazil) were among the top detractors from relative returns. Not owning China Life Insurance (Hong Kong) held back relative performance as the stock performed better than the benchmark.

Elsewhere, our positioning in integrated oil and gas company Sasol (South Africa), mining company JSC MMC Norilsk Nickel, telecommunications service provider Indosat (Indonesia), and IT services provider Infosys Technologies (India) all lowered relative results. Not owning strong-performing Latin America wireless communications company America Movil was also a negative factor.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the utilities and communications sector boosted relative performance. Strong performers within this sector included wireless communications company China Mobile (Hong Kong) and mobile phone services provider Vimpel Communications/b/. Our underweighted positioning in natural gas producer Gazprom (Russia) benefited relative returns.

Stock selection in the consumer staples sector also had a positive effect on results. Mexican brewer Grupo Modelo and office and consumer paper products maker Kimberly Clark De Mexico bolstered the Portfolio's relative returns.

Stock selection in the autos and housing sector added to relative returns. However, no individual stocks within this sector were among the Portfolio's top contributors.

Other stocks that contributed to relative performance included semiconductor manufacturer Taiwan Semi, railroad-based logistics operator ALL America Latina Logistics, Israel Chemicals Limited, and financial services firm Turkiye Is Banksai (Turkey).

The Portfolio's cash position also helped relative performance. The Portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Portfolio's benchmark, holding cash helps performance versus the benchmark, which has no cash position.

THE PORTFOLIO IS ACTIVELY MANAGED AND CURRENT HOLDINGS MAY BE DIFFERENT.

NICHOLAS SMITHIE
Portfolio Manager, Vice President
MASSACHUSETTS FINANCIAL SERVICES COMPANY

Mr. Smithie joined MFS(R) in 1998 as an equity research analyst and has managed the portfolio since its inception. Prior to joining MFS(R), he worked for two-and-a-half years as a Global Emerging Markets Portfolio Manager for Gartmore Investment Management, two years as an Assistant Manager in the Developing Country Finance Group for West Merchant Bank, one year as a Consultant for Republic National Bank of New York, and four years as a Chartered Account for Coopers & Lybrand.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
--------
/a/Security is not a benchmark constituent.

/b/Security was not held in the Portfolio at period end.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Samsung Electronics Co., Ltd.                        5.33%
         -------------------------------------------------------------
         Petroleo Brasileiro S.A. (ADR)                       5.10%
         -------------------------------------------------------------
         LUKOIL (ADR)                                         3.47%
         -------------------------------------------------------------
         Companhia Vale do Rio Doce (ADR)                     3.27%
         -------------------------------------------------------------
         China Mobile (Hong Kong), Ltd.                       3.21%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   2.95%
         -------------------------------------------------------------
         Hon Hai Precision Industry Co., Ltd.                 2.32%
         -------------------------------------------------------------
         Kookmin Bank                                         5.11%
         -------------------------------------------------------------
         PetroChina Co., Ltd.                                 2.14%
         -------------------------------------------------------------
         POSCO (ADR)                                          1.98%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Brazil                     15.1%
South Korea                14.1%
South Africa               12.8%
Hong Kong                   9.4%
Russia                      8.4%
Taiwan                      8.0%
Mexico                      7.0%
Philippines                 3.8%
India                       3.6%
Other                      17.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO          FOR THE PERIOD ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              MFS(R) EMERGING MARKETS EQUITY PORTFOLIO MANAGED BY
    MASSACHUSETTS FINANCIAL SERVICES COMPANY VS MSCI EMERGING MARKETS FREE
                                  INDEX/SM1/
                           Growth Based on $10,000+

                                    [CHART]

                Fund        MSCI EMF Index
               ------       --------------
 5/1/2006      $10,000         $10,000
 6/30/2006       8,740           8,936
 9/30/2006       9,040           9,384
12/31/2006      10,604          11,039



    ---------------------------------------------------------------------
                                               Cumulative Return/2/
                                          (for the period ended 12/31/06)
    ---------------------------------------------------------------------
                                                Since Inception/3/
    ---------------------------------------------------------------------
    MFS(R) Emerging Markets Equity
--  Portfolio--Class A                                 6.04%
    Class B                                            5.78%
    ---------------------------------------------------------------------
- - MSCI Emerging Markets Free Index/SM1/             10.38%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index/SM/ is an unmanaged market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey, and Venezuela. "Free" MSCI indices exclude those shares not purchasable by foreign investors. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 4/30/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,213.20        $7.25
  Hypothetical (5% return before expenses)     1,000.00      1,018.65         6.61
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,211.60        $8.64
  Hypothetical (5% return before expenses)     1,000.00      1,017.39         7.88
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.30% and 1.55% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 96.0%
      BRAZIL - 13.0%
      Aracruz Celulose S.A. (ADR)(a).............    55,280 $   3,385,347
      Banco Nossa Caixa S.A......................   120,900     2,695,191
      Companhia Siderurgica Nacional S.A.
        (ADR)(a).................................    48,590     1,456,728
      Companhia Vale do Rio Doce (ADR)(a)........   430,870    12,814,074
      EDP - Energias do Brasil S.A...............   123,360     1,904,871
      Equatorial Energia S.A.*...................   227,770     1,998,943
      Petroleo Brasileiro S.A. (ADR).............   194,050    19,985,209
      Unibanco-Uniao de Bancos Brasilieros S.A.
        (ADR)(a).................................    34,890     3,243,374
      Votorantim Celulose e Papel S.A. (ADR)(a)..   186,510     3,657,461
                                                            -------------
                                                               51,141,198
                                                            -------------
      CANADA - 1.5%
      Addax Petroleum Corp.......................   145,810     4,096,293
      First Uranium Corp.*.......................   236,190     1,645,669
                                                            -------------
                                                                5,741,962
                                                            -------------
      CHILE - 1.9%
      Banco Santander Chile S.A. (ADR)(a)........    37,890     1,824,782
      Enersis S.A. (ADR)(a)......................   248,910     3,982,560
      Inversiones Aguas Metropolitanas S.A. (ADR)
        (144A)(b)................................    66,150     1,628,117
                                                            -------------
                                                                7,435,459
                                                            -------------
      EGYPT - 2.1%
      Egyptian Co. for Mobile Services...........    76,423     2,408,414
      Orascom Telecom Holding SAE................    64,140     4,237,714
      Telecom Egypt..............................   629,710     1,567,649
                                                            -------------
                                                                8,213,777
                                                            -------------
      GREECE - 0.5%
      Coca Cola Hellenic Bottling Co. S.A........    51,550     2,022,935
                                                            -------------
      HONG KONG - 9.3%
      ASM Pacific Technology, Ltd................   750,000     4,166,363
      China Mobile (Hong Kong), Ltd.............. 1,451,500    12,575,010
      China Netcom Group Corp. (Hong Kong),
        Ltd......................................   749,000     2,006,664
      China Telecom Corp., Ltd................... 4,716,000     2,566,969
      Citic Pacific, Ltd.........................   516,000     1,772,543
      CNOOC, Ltd................................. 3,754,000     3,548,405
      Denway Motors, Ltd......................... 3,718,000     1,506,885
      PetroChina Co., Ltd........................ 5,948,000     8,379,823
                                                            -------------
                                                               36,522,662
                                                            -------------
      HUNGARY - 2.4%
      Gedeon Richter Rt..........................    18,910     4,298,310
      MOL Hungarian Oil and Gas Nyrt.............    16,770     1,889,453
      OTP Bank Nyrt. (GDR).......................    34,630     3,149,217
                                                            -------------
                                                                9,336,980
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        INDIA - 3.6%
        Infosys Technologies, Ltd. (ADR)(a)....    129,750 $   7,079,160
        Reliance Industries, Ltd. (GDR)
          (144A)(b)............................    119,840     6,863,685
                                                           -------------
                                                              13,942,845
                                                           -------------
        INDONESIA - 1.6%
        PT Astra International Tbk.............  1,081,000     1,887,107
        PT Bank Central Asia Tbk...............  2,952,000     1,706,833
        PT Telekomunikasi Indonesia............  2,572,000     2,888,442
                                                           -------------
                                                               6,482,382
                                                           -------------
        ISRAEL - 0.8%
        Israel Chemicals, Ltd..................    529,790     3,311,668
                                                           -------------
        LUXEMBOURG - 0.5%
        Ternium S.A. (ADR)*....................     61,670     1,823,582
                                                           -------------
        MALAYSIA - 1.6%
        Malayan Banking Berhad.................    690,400     2,307,989
        Resorts World Berhad...................    492,100     2,032,905
        Sime Darby Berhad......................    859,100     1,753,437
                                                           -------------
                                                               6,094,331
                                                           -------------
        MEXICO - 7.0%
        Alfa S.A...............................    322,410     2,146,315
        Consorcio ARA S.A. de C.V..............    198,110     1,348,186
        Corporacion Moctezuma S.A. de C.V......    715,700     1,796,456
        Embotelladoras Arca S.A................    592,100     2,412,148
        Grupo Continental, S.A.................    897,650     1,911,574
        Grupo Mexico S.A. de CV................  1,001,400     3,671,630
        Grupo Modelo S.A. de C.V...............    319,010     1,766,288
        Grupo Televisa S.A. de C.V. (ADR)......    161,250     4,355,362
        Kimberly-Clark de Mexico S.A. de C.V. -
          Class A..............................    845,130     3,904,633
        Wal-Mart de Mexico S.A. de CV..........    912,100     4,013,899
                                                           -------------
                                                              27,326,491
                                                           -------------
        PAKISTAN - 0.5%
        MCB Bank, Ltd..........................    473,000     1,907,029
                                                           -------------
        PHILIPPINES - 3.8%
        Ayala Corp.............................    141,860     1,649,878
        First Philippine Holdings Corp.........  1,786,640     2,293,827
        Globe Telecom, Inc.....................    159,470     4,015,369
        Manila Water Co........................ 15,810,000     3,034,212
        Philippine Long Distance Telephone Co..     76,070     3,929,679
                                                           -------------
                                                              14,922,965
                                                           -------------
        POLAND - 0.4%
        KGHM Polska Miedz S.A..................     47,440     1,449,121
                                                           -------------
        RUSSIA - 7.9%
        Gazprom (ADR)..........................     82,030     3,773,380
        Gazprom Neft (ADR)(a)..................    100,370     2,283,418
        GMK Norilsk Nickel (ADR)...............     20,880     3,299,040
        LUKOIL (ADR)...........................    155,660    13,604,684

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      RUSSIA - CONTINUED
      OAO Vimpel-Communications (ADR)*(a)........    65,740 $   5,190,173
      Sberbank...................................       840     2,881,858
                                                            -------------
                                                               31,032,553
                                                            -------------
      SOUTH AFRICA - 12.7%
      ABSA Group, Ltd............................   227,410     4,034,992
      African Bank Investments, Ltd..............   947,500     3,843,460
      Edgars Consolidated Stores, Ltd............   388,840     2,146,957
      Ellerine Holdings, Ltd.....................   186,645     2,058,998
      FirstRand, Ltd............................. 1,418,960     4,468,014
      Foschini, Ltd..............................   266,290     2,168,760
      Impala Platinum Holdings, Ltd..............   147,010     3,834,371
      Imperial Holdings, Ltd.*...................   170,910     3,974,925
      Massmart Holdings, Ltd.....................   218,784     2,170,453
      Naspers, Ltd...............................    92,520     2,182,379
      Sanlam, Ltd................................ 1,510,280     3,919,561
      Sasol, Ltd.................................   204,990     7,520,835
      Standard Bank Group, Ltd...................   367,670     4,928,442
      Truworths International, Ltd...............   537,270     2,434,752
                                                            -------------
                                                               49,686,899
                                                            -------------
      SOUTH KOREA - 14.1%
      Hana Financial Group, Inc..................    37,300     1,956,204
      Hyundai Mobis*.............................    19,245     1,777,569
      Kookmin Bank*..............................   106,635     8,594,812
      Korea Exchange Bank*.......................    63,890       878,803
      KT Corp. (ADR)*(a).........................    75,540     1,914,939
      KT&G Corp.*................................    53,108     3,229,612
      LG Chem, Ltd.*.............................    39,990     1,847,216
      NHN Corp.*.................................    16,684     2,037,094
      POSCO (ADR)(a).............................    94,020     7,772,633
      Samsung Electronics Co., Ltd...............    31,866    20,869,932
      Shinhan Financial Group Co., Ltd.*.........    47,290     2,423,245
      Shinsegae Co., Ltd.*.......................     2,862     1,784,819
                                                            -------------
                                                               55,086,878
                                                            -------------
      TAIWAN - 8.0%
      Cathay Financial Holding Co., Ltd.......... 1,527,135     3,458,606
      China Steel Corp........................... 1,597,485     1,695,857
      Chunghwa Telecom Co., Ltd..................     1,000         1,860
      First Financial Holding Co., Ltd........... 2,438,000     1,851,323
      High Tech Computer Corp....................   103,400     2,035,431
      Hon Hai Precision Industry Co., Ltd........ 1,272,800     9,086,494
      MediaTek, Inc..............................   160,000     1,656,114
      Taiwan Semiconductor Manufacturing Co.,
        Ltd. (ADR)(a)............................ 1,058,410    11,568,421
                                                            -------------
                                                               31,354,106
                                                            -------------
      TURKEY - 1.4%
      Akbank T.A.S. (ADR)........................   156,840     1,701,714
      Anadolu Efes Biracilik Ve Malt Sanayii A.S.    68,549     2,109,903
      Turkiye Garanti Bankasi A.S................   566,820     1,863,562
                                                            -------------
                                                                5,675,179
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      UNITED KINGDOM - 1.0%
      Anglo American Plc........................      82,270 $  4,011,958
                                                             ------------
      UNITED STATES - 0.4%
      Southern Copper Corp.(a)..................      32,310    1,741,186
                                                             ------------
      Total Common Stocks (Cost $340,848,479)                 376,264,146
                                                             ------------

      PREFERRED STOCKS - 2.4%
      BRAZIL - 2.0%
      AES Tiete S.A.............................  38,536,000    1,123,356
      Cia de Bebidas das (ADR)(a)...............      73,920    3,607,296
      Universo Online S.A.*.....................     303,600    1,638,137
      Usinas Siderurgicas de Minas Gerais S.A. -
        Class A.................................      38,400    1,437,396
                                                             ------------
                                                                7,806,185
                                                             ------------
      RUSSIA - 0.4%
      Transneft OAO.............................         690    1,569,064
                                                             ------------
      Total Preferred Stocks (Cost $8,724,575)                  9,375,249
                                                             ------------

      SHORT-TERM INVESTMENT - 1.0%
      American Express Credit Corp. 5.260%, due
        01/02/07
        (Cost - $3,932,425)                      $ 3,933,000    3,932,425
                                                             ------------

      TOTAL INVESTMENTS - 99.4%
      (Cost $353,505,479)                                     389,571,820
                                                             ------------

      Other Assets and Liabilities (net) - 0.6%                 2,195,689
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $391,767,509
                                                             ============

PORTFOLIO FOOTNOTES

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $45,607,140 and the collateral received consisted of cash in the amount of $46,620,211.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $8,491,802 of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATIONS 12/31/2006

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Advertising                               $  1,638       0.4%
        Auto Components                              1,778       0.5%
        Automobiles                                  3,394       0.9%
        Banks                                       43,681      11.1%
        Beverages                                   11,807       3.0%
        Chemicals                                    5,159       1.3%
        Computers & Peripherals                      2,035       0.5%
        Construction Materials                       1,796       0.5%
        Electric Utilities                          11,304       2.9%
        Electronic Equipment & Instruments           9,087       2.3%
        Energy                                       3,034       0.8%
        Financial - Diversified                     12,579       3.2%
        Food & Drug Retailing                        2,170       0.6%
        Food Products                                2,023       0.5%
        Hotels, Restaurants & Leisure                2,033       0.5%
        Household Durables                           1,348       0.3%
        Household Products                           3,905       1.0%
        Industrial - Diversified                    18,370       4.7%
        Insurance                                    7,378       1.9%
        Internet Software & Services                 2,037       0.5%
        IT Consulting & Services                     7,079       1.8%
        Media                                        6,538       1.7%
        Metals & Mining                             43,354      11.1%
        Oil & Gas                                   69,741      17.8%
        Paper & Forest Products                      7,043       1.8%
        Pharmaceuticals                              4,298       1.1%
        Retail - Multiline                           5,799       1.5%
        Retail - Specialty                           8,809       2.2%
        Semiconductor Equipment & Products          38,261       9.8%
        Telecommunication Services - Diversified    16,226       4.1%
        Telecommunication Services - Wireless       27,077       6.9%
        Tobacco                                      3,230       0.8%
        Utilities                                    1,628       0.4%
                                                  --------      ----
           TOTAL                                  $385,639      98.4%
                                                  ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                    $389,571,820
   Cash                                                     67,514
   Cash denominated in foreign currencies**                396,294
   Collateral on securities on loan                     46,620,211
   Receivable for investments sold                       3,916,207
   Receivable for Trust shares sold                        551,528
   Dividends receivable                                  1,186,005
   Interest receivable                                       6,163
   Receivable from investment manager (Note 3)             167,039
                                                      ------------
      Total assets                                     442,482,781
                                                      ------------
LIABILITIES
   Payables for:
      Investments purchased                              3,356,927
      Trust shares redeemed                                    656
      Distribution and services fees--Class B                4,592
      Collateral on securities on loan                  46,620,211
      Investment advisory fee payable (Note 3)             328,543
      Administration fee payable                             3,995
      Custodian and accounting fees payable                364,242
   Accrued expenses                                         36,106
                                                      ------------
      Total liabilities                                 50,715,272
                                                      ------------
NET ASSETS                                            $391,767,509
                                                      ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $366,839,235
   Distributions in excess of net realized gain        (10,951,383)
   Unrealized appreciation on investments               36,063,648
   Distributions in excess of net investment income       (183,991)
                                                      ------------
      Total                                           $391,767,509
                                                      ============
NET ASSETS
   Class A                                            $368,338,914
                                                      ============
   Class B                                              23,428,595
                                                      ============
CAPITAL SHARES OUTSTANDING
   Class A                                              35,045,066
                                                      ============
   Class B                                               2,233,523
                                                      ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $      10.51
                                                      ============
   Class B                                                   10.49
                                                      ============

-------------------------------------------------------------------
*Investments at cost                                  $353,505,479
**Cost of cash denominated in foreign currencies           397,297

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
INVESTMENT INCOME:
   Dividends (1)                                                          $  5,834,677
   Interest (2)                                                                370,573
                                                                          ------------
       Total investment income                                               6,205,250
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          2,022,193
   Administration fees                                                          28,009
   Custody and accounting fees                                                 760,144
   Distribution fee - Class B                                                   13,392
   Transfer agent fees                                                          10,720
   Audit                                                                        28,737
   Legal                                                                        24,991
   Trustee fees and expenses                                                     7,801
   Shareholder reporting                                                         7,786
   Insurance                                                                     4,529
   Organizational expense                                                        1,999
   Other                                                                         1,934
                                                                          ------------
       Total expenses                                                        2,912,235
       Less fees waived and expenses reimbursed by the manager                (375,934)
                                                                          ------------
   Net expenses                                                              2,536,301
                                                                          ------------
   Net investment income                                                     3,668,949
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized loss on:
       Investments                                                          (9,591,906)
       Futures contracts                                                    (1,586,116)
       Foreign currency                                                       (208,276)
                                                                          ------------
   Net realized loss on investments, futures contracts and foreign
       currency                                                            (11,386,298)
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                          36,063,648
                                                                          ------------
   Net change in unrealized appreciation on investments                     36,063,648
                                                                          ------------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                 24,677,350
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 28,346,299
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    448,158
(2)Interest income includes net security lending income of:                     31,922

*  For the period 5/01/2006 (Commencement of Operations) through 12/31/2006

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO
                                                                                           Period Ended
                                                                                           December 31,
                                                                                              2006*
                                                                                           ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                  $  3,668,949
    Net realized loss on investments, futures contracts and foreign currency                (11,386,298)
    Net change in unrealized appreciation on investments                                     36,063,648
                                                                                           ------------
    Net increase in net assets resulting from operations                                     28,346,299
                                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                                 (3,226,406)
     Class B                                                                                   (192,792)
                                                                                           ------------
    Net decrease in net assets resulting from distributions                                  (3,419,198)
                                                                                           ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                353,715,433
     Class B                                                                                 21,642,640
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                  3,226,406
     Class B                                                                                    192,792
    Cost of shares repurchased
     Class A                                                                                (11,256,399)
     Class B                                                                                   (680,464)
                                                                                           ------------
    Net increase in net assets from capital share transactions                              366,840,408
                                                                                           ------------
TOTAL INCREASE IN NET ASSETS                                                                391,767,509
    Net assets at beginning of period                                                                --
                                                                                           ------------
    Net assets at end of period                                                            $391,767,509
                                                                                           ============
    Net assets at end of period includes distributions in excess of net investment income  $   (183,991)
                                                                                           ============

*  For the period 5/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                               CLASS A
MFS(R) EMERGING MARKETS EQUITY PORTFOLIO                                 --------------------
                                                                          FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2006(B)
                                                                         --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................        $10.00
                                                                                ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................          0.12(a)
Net Realized/Unrealized Gain on Investments.............................          0.48
                                                                                ------
Total from Investment Operations........................................          0.60
                                                                                ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         (0.09)
Distributions from Net Realized Capital Gains...........................            --
                                                                                ------
Total Distributions.....................................................         (0.09)
                                                                                ------
NET ASSET VALUE, END OF PERIOD..........................................        $10.51
                                                                                ======
TOTAL RETURN                                                                      6.04%
Ratio of Expenses to Average Net Assets.................................          1.30%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates          1.49%*
Ratio of Net Investment Income to Average Net Assets....................          1.91%*
Portfolio Turnover Rate.................................................          58.2%
Net Assets, End of Period (in millions).................................        $368.3

                                                                               CLASS B
                                                                         --------------------
                                                                          FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2006(B)
                                                                         --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................        $10.00
                                                                                ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................          0.07(a)
Net Realized/Unrealized Gain on Investments.............................          0.51
                                                                                ------
Total from Investment Operations........................................          0.58
                                                                                ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................         (0.09)
Distributions from Net Realized Capital Gains...........................            --
                                                                                ------
Total Distributions.....................................................         (0.09)
                                                                                ------
NET ASSET VALUE, END OF PERIOD..........................................        $10.49
                                                                                ======
TOTAL RETURN                                                                      5.78%
Ratio of Expenses to Average Net Assets.................................          1.55%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates          1.92%*
Ratio of Net Investment Income to Average Net Assets....................          1.12%*
Portfolio Turnover Rate.................................................          58.2%
Net Assets, End of Period (in millions).................................        $ 23.4

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is MFS(R) Emerging Markets Equity Portfolio (commenced operations May 1, 2006). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
         Portfolio                                  Total    12/31/2013
         ---------                                ---------- ----------

         MFS(R) Emerging Markets Equity Portfolio $9,995,276 $9,995,276

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

H. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2006  % per annum     Average Daily Assets
---------                                ------------------ ----------- ----------------------------

MFS(R) Emerging Markets Equity Portfolio     $2,022,193        1.05%    First $250 Million

                                                               1.00%    $250 Million to $500 Million

                                                               0.85%    $500 Million to $1 Billion

                                                               0.75%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense  Expenses Deferred in
                                          Limitation Agreement           2006
                                         ---------------------   --------------------


                                                                 Subject to repayment
                                                                  until December 31,
Portfolio                                Class A Class B Class E         2011
---------                                ------- ------- ------- --------------------

MFS(R) Emerging Markets Equity Portfolio  1.30%   1.55%   1.45%*       $375,934

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                              Shares Issued
                                                                 Through                Net Increase
                                         Beginning   Shares     Dividend      Shares     in Shares     Ending
                                          Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                                        --------- ---------- ------------- ----------- ------------ ----------

MFS(R) Emerging Markets Equity Portfolio

 Class A
 05/01/2006-12/31/2006                       -     35,926,965    307,569    (1,189,468)  35,045,066  35,045,066

 Class B
 05/01/2006-12/31/2006                       -      2,290,108     18,414       (74,999)   2,233,523   2,233,523

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

MFS(R) Emerging Markets Equity Portfolio       $--        $532,473,376        $--        $173,487,705

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal       Gross         Gross
                                          Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost     Appreciation (Depreciation)  Appreciation
---------                                ------------ ------------ -------------- --------------

MFS(R) Emerging Markets Equity Portfolio $355,016,310 $41,475,647   $(6,920,137)   $34,555,510

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                  Value of    Value of
                                                 Securities  Collateral
                                                 ----------- -----------

        MFS(R) Emerging Markets Equity Portfolio $45,607,140 $46,620,211

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                            Ordinary   Long-Term
                                             Income   Capital Gain   Total
  -                                        ---------- ------------ ----------
                                              2006        2006       2006
                                           ---------- ------------ ----------

  MFS(R) Emerging Markets Equity Portfolio $3,419,198     $--      $3,419,198

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                            Income         Gain      Appreciation   and Deferrals       Total
-                                        ------------- ------------- ------------ ------------------ -----------

MFS(R) Emerging Markets Equity Portfolio   $344,265         $--      $34,579,285     $(9,995,276)    $24,928,274

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS(R) Emerging Markets Equity Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS(R) Emerging Markets Equity Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS(R) Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                MFS(R) Research
                            International Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO             FOR THE YEAR ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, the MFS(R) Research International Portfolio provided a total return of 26.56%. This compares with a return of 26.86% for the Portfolio's benchmark, the MSCI EAFE(R) Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the energy sector boosted performance relative to the MSCI EAFE(R) Index. Our holdings in integrated oil company LUKOIL/a,b/ (Russia) and steel tubes manufacturer Vallourec (France) were among the top contributors in this sector. Avoiding integrated oil company BP Amoco (UK) also helped as the company underperformed the Portfolio's benchmark.

Stock selection and, to a lesser extent, our overweighted position in the basic materials sector had a positive impact on the portfolio's relative returns. Steel producer Arcelor/a,b/ (Luxembourg) and agrochemical company Sygenta (Swiss) aided results.

Stock selection in the utilities and communications sector also contributed to positive relative performance. Strong performers in this sector included telecommunications company Telenor (Norway), energy and utility operations company SUEZ (France), and electric utility company Iberdrola/b/ (Spain).

Stocks in other sectors that contributed results included biopharmaceutical company Actelion/a/ (Swiss) and video game console maker Nintendo (Japan).

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector held back relative performance. Our holdings in consumer finance firms Aiful/b/ (Japan), Aeon Credit Services (Hong Kong), and Takefuji/b/ (Japan), real estate investment consulting firm K.K. Davinci Advisors/b/ (Japan), and diversified financial services firm Mitsubishi UFJ Financial Group (Japan) were among the Portfolio's largest detractors.

Elsewhere, microchip and electronics manufacturer Samsung Electronics/a/ (South Korea), basic chemicals, resin, and plastics maker Kaneka/b/ (Japan), and electronics retailer Yamada Denki/b/ (Japan) also hurt results.

During the reporting period, currency exposure was a detractor from relative performance. All of MFS(R)' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

THE PORTFOLIO IS ACTIVELY MANAGED AND CURRENT HOLDINGS MAY BE DIFFERENT.

TEAM MANAGED

The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.
--------
*Security was not held in the Portfolio at period-end.

+Security is not an index constituent.

/a/Security is not a benchmark constituent.

/b/Security was not held in the Portfolio at period end.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Royal Dutch Shell Plc              2.49%
                  -------------------------------------------
                  Total S.A.                         2.41%
                  -------------------------------------------
                  GlaxoSmithKline Plc                2.40%
                  -------------------------------------------
                  Nestle S.A.                        2.17%
                  -------------------------------------------
                  E.On AG                            2.12%
                  -------------------------------------------
                  Bayer AG                           2.03%
                  -------------------------------------------
                  UBS AG                             2.01%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   5.11%
                  -------------------------------------------
                  BNP Paribas                        1.92%
                  -------------------------------------------
                  BHP Billiton Plc                   1.89%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

United Kingdom             17.4%
Japan                      17.1%
France                     13.4%
Other                      16.6%
Germany                    11.3%
Switzerland                10.0%
Italy                       4.2%
Netherlands                 4.0%
Korea                       3.3%
Norway                      2.7%


--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO             FOR THE YEAR ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              MFS(R) RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
      MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                         MSCI EAFE*                Fund
                         ----------               -------
 2/12/2001                $10,000                 $10,000
12/31/2001                  8,205                   8,486
12/31/2002                  6,920                   7,484
12/31/2003                  9,630                   9,882
12/31/2004                 11,622                  11,814
12/31/2005                 13,251                  13,754
12/31/2006                 16,809                  17,406



    -------------------------------------------------------------
                                  Average Annual Return
                             (for the year ended 12/31/06)/2/
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    MFS(R) Research
    International
    Portfolio--Class A    26.91% 21.06% 15.72%      11.42%
--  Class B               26.56% 20.77% 15.46%       9.88%
    Class E               26.79% 20.91% 15.58%      15.97%
    -------------------------------------------------------------
- - MSCI EAFE(R) Index/1/ 26.86% 20.41% 15.43%       8.44%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,152.50        $5.15
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,151.80        $6.51
  Hypothetical (5% return before expenses)     1,000.00      1,019.16         6.11
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,152.20        $5.97
  Hypothetical (5% return before expenses)     1,000.00      1,019.66         5.60
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95%, 1.20%, and 1.10% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                 SHARES     (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 97.9%
      AUSTRALIA - 0.8%
      Suncorp-Metway, Ltd.(a).................... 650,970 $    10,414,528
                                                          ---------------
      AUSTRIA - 0.8%
      Erste Bank der Oesterreichischen Sparkassen
        AG(a).................................... 136,592      10,431,136
                                                          ---------------
      BELGIUM - 0.9%
      Umicore....................................  69,730      11,837,556
                                                          ---------------
      BRAZIL - 1.8%
      Banco Nossa Caixa S.A...................... 150,020       3,344,355
      Companhia Siderurgica Nacional S.A.
        (ADR)(a)................................. 141,570       4,244,269
      CSU Cardsystem S.A.*....................... 481,580       2,444,173
      Equatorial Energia S.A.*................... 556,620       4,884,978
      Petroleo Brasileiro S.A. (ADR).............  33,810       3,482,092
      Unibanco-Uniao de Bancos Brasilieros S.A.
        (ADR)....................................  69,990       6,506,270
      Votorantim Celulose e Papel S.A. (ADR)(a)..   6,507         127,602
                                                          ---------------
                                                               25,033,739
                                                          ---------------
      CANADA - 1.3%
      Rogers Communications, Inc.(a)............. 195,850       5,831,470
      Telus Corp................................. 250,680      11,512,265
                                                          ---------------
                                                               17,343,735
                                                          ---------------
      CHINA - 0.0%
      Industrial & Commercial Bank of
        China*(a)................................  88,000          54,721
                                                          ---------------
      CYPRUS - 0.3%
      Bank of Cyprus Public Co., Ltd............. 349,120       4,772,202
                                                          ---------------
      FRANCE - 13.5%
      Axa(a)..................................... 612,960      24,707,389
      BNP Paribas(a)............................. 239,615      26,018,282
      Cap Gemini S.A............................. 164,090      10,260,409
      Credit Agricole S.A.(a).................... 549,230      23,008,717
      France Telecom S.A.(a)..................... 451,030      12,416,903
      Gaz de France S.A.(a)...................... 130,220       5,976,052
      LVMH Moet Hennessy Louis Vuitton S.A.(a)... 118,770      12,481,587
      Pernod Ricard S.A.(a)......................  28,060       6,424,097
      Schneider Electric S.A.(a)................. 151,565      16,758,023
      Suez S.A.(a)............................... 201,462      10,426,049
      Total S.A.(a).............................. 453,010      32,655,106
      Vallourec S.A..............................   4,890       1,411,796
                                                          ---------------
                                                              182,544,410
                                                          ---------------
      GERMANY - 11.4%
      Adidas AG(a)............................... 271,960      13,536,468
      Bayer AG................................... 512,890      27,506,739
      Bayerische Motoren Werke (BMW) AG.......... 261,480      14,961,820
      Continental AG............................. 185,376      21,543,509
      Deutsche Postbank AG....................... 107,070       9,015,287
      E.On AG.................................... 211,940      28,744,721
      GEA Group AG............................... 252,500       5,684,639

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       GERMANY - CONTINUED
       Linde AG(a)............................   148,830 $    15,336,104
       Siemens AG.............................   186,410      18,472,392
                                                         ---------------
                                                             154,801,679
                                                         ---------------
       HONG KONG - 2.1%
       BOC Hong Kong Holdings, Ltd.(a)........ 6,859,000      18,561,433
       Li & Fung, Ltd......................... 3,062,000       9,515,907
                                                         ---------------
                                                              28,077,340
                                                         ---------------
       IRELAND - 1.0%
       CRH Plc................................   336,140      13,939,571
                                                         ---------------
       ITALY - 4.2%
       Assicurazioni Generali S.p.A.(a).......   268,940      11,771,917
       Banche Popolari Unite SCPA.............   451,300      12,395,001
       Finmeccanica S.p.A(a)..................   417,350      11,298,987
       Saipem S.p.A.(a).......................   193,590       5,038,226
       UniCredito Italiano S.p.A.............. 1,940,700      16,957,734
                                                         ---------------
                                                              57,461,865
                                                         ---------------
       JAPAN - 17.2%
       Aeon Credit Service Co., Ltd.(a).......   610,400      11,494,799
       Asahi Glass Co.(a).....................   992,000      11,933,233
       Astellas Pharma, Inc...................   381,900      17,390,961
       Capcom Co., Ltd.(a)....................   319,200       5,724,936
       FANUC, Ltd.............................   130,000      12,747,063
       Honda Motor Co., Ltd.(a)...............   568,300      22,479,323
       Kao Corp.(a)...........................   493,000      13,262,884
       KDDI Corp..............................     1,218       8,265,877
       Konami Corp.(a)........................   327,100       9,912,260
       Konica Minolta Holdings, Inc.*.........   638,500       9,019,497
       Mitsubishi Corp........................   514,500       9,654,747
       Mitsubishi UFJ Financial Group, Inc....     1,528      19,009,185
       Namco Bandai Holdings, Inc.(a).........   576,800       8,465,381
       Nintendo Co., Ltd......................    44,700      11,587,165
       Nippon Electric Glass Co., Ltd.(a).....   192,000       4,039,336
       Nippon Television Network Corp.........    56,580       8,391,457
       ORIX Corp..............................    22,080       6,405,941
       Shinsei Bank, Ltd...................... 1,301,000       7,621,172
       Sumitomo Mitsui Financial Group,
         Inc.(a)..............................     2,094      21,358,928
       Sundrug Co., Ltd.(a)...................   213,400       4,700,195
       Tokyo Gas Co., Ltd.(a)................. 1,887,000      10,037,099
                                                         ---------------
                                                             233,501,439
                                                         ---------------
       MEXICO - 1.4%
       America Movil S.A. de C.V. (ADR).......    84,290       3,811,594
       Cemex S.A. de C.V. (ADR)*..............   176,270       5,972,027
       Grupo Modelo S.A. de C.V...............   402,630       2,229,274
       Grupo Televisa S.A. de C.V. (ADR)......   175,980       4,753,220
       Kimberly-Clark de Mexico S.A. de C.V. -
         Class A..............................   624,020       2,883,070
                                                         ---------------
                                                              19,649,185
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       --------------------------------------------------------------------

       NETHERLANDS - 4.0%
       ASML Holding N.V.*.....................   235,620 $     5,823,306
       Koninklijke (Royal) Philips Electronics
         N.V..................................   403,590      15,209,124
       Royal Dutch Shell Plc..................   958,050      33,706,488
                                                         ---------------
                                                              54,738,918
                                                         ---------------
       NORWAY - 2.8%
       Norsk Hydro ASA(a).....................   316,650       9,739,487
       Statoil ASA(a).........................   575,470      15,189,179
       Telenor ASA............................   670,390      12,529,327
                                                         ---------------
                                                              37,457,993
                                                         ---------------
       PHILIPPINES - 0.3%
       Philippine Long Distance Telephone Co..    73,320       3,787,618
                                                         ---------------
       RUSSIA - 0.5%
       Gazprom (ADR)..........................   102,420       4,711,320
       TMK OAO - (GDR) (144A)*(c)(d)..........    50,890       1,692,093
                                                         ---------------
                                                               6,403,413
                                                         ---------------
       SOUTH AFRICA - 0.4%
       Sasol, Ltd.............................   130,800       4,798,894
                                                         ---------------
       SOUTH KOREA - 3.3%
       Hana Financial Group, Inc..............   163,740       8,587,368
       Nong Shim Co., Ltd.*...................    13,541       4,149,180
       Posco..................................    42,151      13,963,093
       Samsung Electronics Co., Ltd...........    27,010      17,689,602
                                                         ---------------
                                                              44,389,243
                                                         ---------------
       SPAIN - 0.5%
       Antena 3 de Television S.A.(a).........   293,422       6,896,662
                                                         ---------------
       SWITZERLAND - 10.0%
       Actelion, Ltd.*........................    68,790      15,117,593
       EFG International*.....................   215,670       8,126,457
       Lonza Group AG.........................    97,420       8,389,295
       Nestle S.A.............................    82,965      29,394,256
       Novartis AG............................   143,010       8,210,612
       Roche Holdings AG......................   117,460      20,996,257
       Syngenta AG*...........................   100,870      18,744,378
       UBS AG.................................   450,003      27,219,772
                                                         ---------------
                                                             136,198,620
                                                         ---------------
       TAIWAN - 0.4%
       SinoPac Financial Holdings Co., Ltd.... 9,792,000       5,243,926
                                                         ---------------
       THAILAND - 0.7%
       Bangkok Bank Public Co., Ltd........... 1,646,300       5,205,502
       Siam Cement Pcl........................   576,300       4,024,512
                                                         ---------------
                                                               9,230,014
                                                         ---------------

       TURKEY - 0.8%
       Akbank T.A.S........................... 1,718,373      10,380,789
                                                         ---------------
       UNITED KINGDOM - 17.5%
       ARM Holdings Plc....................... 2,429,510       5,980,717
       Barclays Plc........................... 1,677,080      23,888,049

      --------------------------------------------------------------------
      SECURITY                                SHARES/PAR       VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      UNITED KINGDOM - CONTINUED
      BHP Billiton Plc.......................   1,388,400 $    25,658,957
      Diageo Plc.............................     722,260      14,179,890
      GlaxoSmithKline Plc....................   1,235,130      32,565,071
      HSBC Holdings Plc......................   1,321,705      24,093,150
      NXT Plc................................     289,930      10,192,139
      Reckitt Benckiser Plc..................     244,714      11,184,753
      Royal Bank of Scotland Group Plc.......     685,230      26,639,793
      Standard Chartered PLC.................     322,350       9,372,270
      Tesco Plc..............................   1,666,338      13,172,104
      TI Automotive, Ltd.-Class A*(b)(d).....      45,100               0
      Vodafone Group Plc.....................   5,632,070      15,541,209
      WPP Group Plc..........................   1,839,990      24,925,504
                                                          ---------------
                                                              237,393,606
                                                          ---------------
      Total Common Stocks (Cost $1,137,000,842)             1,326,782,802
                                                          ---------------

      PREFERRED STOCK - 0.2%
      BRAZIL - 0.2%
      Universo Online S.A.*
      (Cost - $3,288,053)                         520,800       2,810,085
                                                          ---------------

      SHORT-TERM INVESTMENT - 2.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement
        dated 12/29/06 at 3.400% to be
        repurchased at $3,744,242 on
        01/02/07 collateralized by 3,845,000
        FHLB at 4.375% due 09/17/10 with a
        value of $3,817,685.................. $ 3,742,828       3,742,828
      State Street Bank and Trust Co.,
        Repurchase Agreement
        dated 12/29/06 at 3.400% to be
        repurchased at $9,905,660 on
        01/02/07 collateralized by 10,340,000
        FNMA at 3.250% due 02/15/09 with a
        value of $10,099,957.................   9,901,919       9,901,919
      State Street Bank and Trust Co.,
        Repurchase Agreement
        dated 12/29/06 at 3.400% to be
        repurchased at $22,426,722 on
        01/02/07 collateralized by 23,140,000
        FNMA at 4.250% due 05/15/09 with a
        value of $22,869,702.................  22,418,253      22,418,253
                                                          ---------------
      Total Short-Term Investments
      (Cost $36,063,000)                                       36,063,000
                                                          ---------------

      TOTAL INVESTMENTS - 100.7%
      (Cost $1,176,351,895)                                 1,365,655,887

      Other Assets and Liabilities (net) - (0.7%)              (9,884,311)
                                                          ---------------

      TOTAL NET ASSETS - 100.0%                           $ 1,355,771,576
                                                          ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

* Non-income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $189,849,825 and the collateral received consisted of cash in the amount of $199,470,170.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $1,692,093 of net assets.

(d) Security valued in good faith at fair value as determined by or under the direction of the Board of Trustees.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

GDR - Global Depositary Receipt
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATIONS 12/31/2006

                                                             PERCENT OF
        INDUSTRY                                 VALUE (000) NET ASSETS
        ---------------------------------------------------------------
        Advertising                              $    2,810      0.2%
        Aerospace & Defense                          11,299      0.8%
        Auto Components                              21,544      1.6%
        Automobiles                                  37,441      2.8%
        Banks                                       302,419     22.4%
        Beverages                                    22,833      1.7%
        Biotechnology                                15,118      1.1%
        Building Materials                            9,516      0.7%
        Building Products                            11,933      0.9%
        Chemicals                                    60,325      4.4%
        Commercial Services & Supplies               26,618      2.0%
        Construction Materials                       23,936      1.8%
        Electric Utilities                           33,630      2.5%
        Electrical Equipment & Services              47,978      3.5%
        Electronic Equipment & Instruments            4,039      0.3%
        Energy Equipment & Services                   5,038      0.4%
        Financial - Diversified                      56,152      4.1%
        Food & Drug Retailing                        17,872      1.3%
        Food Products                                33,543      2.5%
        Gas Utilities                                10,037      0.7%
        Household Durables                           15,209      1.1%
        Household Products                           27,331      2.0%
        Industrial - Diversified                      4,711      0.3%
        Insurance                                    36,479      2.7%
        IT Consulting & Services                     10,260      0.8%
        Leisure Equipment & Products                 17,485      1.3%
        Machinery                                    15,336      1.1%
        Media                                        20,041      1.5%
        Metals & Mining                              57,116      4.2%
        Multi-Utilities                              10,426      0.8%
        Oil & Gas                                   105,547      7.8%
        Paper & Forest Products                         128      0.0%
        Pharmaceuticals                              79,163      5.8%
        Retail - Multiline                           10,192      0.8%
        Semiconductor Equipment & Products           29,494      2.2%
        Software                                     27,224      2.0%
        Telecommunication Services - Diversified     46,078      3.4%
        Telecommunication Services - Wireless        27,619      2.0%
        Textiles, Apparel & Luxury Goods             26,018      1.9%
        Trading Companies & Distributors              9,655      0.7%
                                                 ----------     ----
            TOTAL                                $1,329,593     98.1%
                                                 ==========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                    $1,329,592,887
   Repurchase Agreements                                  36,063,000
   Cash                                                          368
   Cash denominated in foreign currencies**                5,257,329
   Collateral on securities on loan                      199,470,170
   Receivable for investments sold                        12,460,248
   Receivable for Trust shares sold                        1,579,660
   Dividends receivable                                    1,507,115
   Interest receivable                                        10,218
                                                      --------------
      Total assets                                     1,585,940,995
                                                      --------------
LIABILITIES
   Payables for:
      Investments purchased                               28,153,501
      Trust shares redeemed                                  440,078
      Distribution and services fees - Class B               130,576
      Distribution and services fees - Class E                 3,325
      Collateral on securities on loan                   199,470,170
      Investment advisory fee payable (Note 3)               801,028
      Administration fee payable                              11,980
      Custodian and accounting fees payable                1,093,706
   Accrued expenses                                           65,055
                                                      --------------
      Total liabilities                                  230,169,419
                                                      --------------
NET ASSETS                                            $1,355,771,576
                                                      ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                    $  941,621,174
   Accumulated net realized gain                         204,879,398
   Unrealized appreciation on investments                189,317,501
   Undistributed net investment income                    19,953,503
                                                      --------------
      Total                                           $1,355,771,576
                                                      ==============
NET ASSETS
   Class A                                            $  706,028,082
                                                      ==============
   Class B                                               623,038,629
                                                      ==============
   Class E                                                26,704,865
                                                      ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                46,936,805
                                                      ==============
   Class B                                                41,673,081
                                                      ==============
   Class E                                                 1,781,915
                                                      ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                            $        15.04
                                                      ==============
   Class B                                                     14.95
                                                      ==============
   Class E                                                     14.99
                                                      ==============

--------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements $1,140,288,895
**Cost of cash denominated in foreign currencies           5,258,808

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                              $ 25,362,198
   Interest (2)                                                                  1,486,837
                                                                              ------------
       Total investment income                                                  26,849,035
                                                                              ------------
EXPENSES:
   Investment advisory fee (Note 3)                                              8,460,330
   Administration fees                                                             140,026
   Custody and accounting fees                                                   2,284,084
   Distribution fee - Class B                                                    1,343,130
   Distribution fee - Class E                                                       30,529
   Transfer agent fees                                                              79,308
   Audit                                                                            28,505
   Legal                                                                            42,028
   Trustee fees and expenses                                                        13,983
   Shareholder reporting                                                            69,477
   Insurance                                                                        20,910
   Other                                                                            13,263
                                                                              ------------
       Total expenses                                                           12,525,573
       Less broker commission recapture                                           (130,727)
                                                                              ------------
   Net expenses                                                                 12,394,846
                                                                              ------------
   Net investment income                                                        14,454,189
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                             235,437,862
       Futures contracts                                                           892,983
       Foreign currency                                                            388,060
                                                                              ------------
          Net realized gain on investments, futures contracts, and
            foreign currency                                                   236,718,905
                                                                              ------------
   Net change in unrealized appreciation on:
       Investments                                                              43,982,595
                                                                              ------------
   Net change in unrealized appreciation on investments                         43,982,595
                                                                              ------------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                    280,701,500
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $295,155,689
                                                                              ============

-------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                            $  2,510,655
(2)Interest income includes net security lending income of:                        842,362

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   14,454,189  $    9,267,162
   Net realized gain on investments, futures contracts, and foreign
       currency                                                             236,718,905      94,646,085
   Net change in unrealized appreciation on investments                      43,982,595      50,115,296
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     295,155,689     154,028,543
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (13,435,603)     (3,284,588)
     Class B                                                                 (8,751,963)     (1,456,662)
     Class E                                                                   (332,015)        (62,372)
   From net realized gains
     Class A                                                                (52,821,172)    (28,070,006)
     Class B                                                                (38,133,462)    (20,127,768)
     Class E                                                                 (1,377,849)       (647,057)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (114,852,064)    (53,648,453)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                242,793,374     291,691,172
     Class B                                                                160,368,287      83,267,517
     Class E                                                                 13,027,252       5,005,533
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 66,256,775      31,354,594
     Class B                                                                 46,885,425      21,584,430
     Class E                                                                  1,709,864         709,429
   Cost of shares repurchased
     Class A                                                               (326,242,508)    (60,712,971)
     Class B                                                               (106,127,551)    (98,599,506)
     Class E                                                                 (5,495,919)     (3,609,683)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions                93,174,999     270,690,515
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                                273,478,624     371,070,605
   Net assets at beginning of period                                      1,082,292,952     711,222,347
                                                                         --------------  --------------
   Net assets at end of period                                           $1,355,771,576  $1,082,292,952
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   19,953,503  $    8,343,155
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                                  ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2006       2005       2004       2003       2002
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $13.00     $11.72     $ 9.81     $ 7.49     $  8.48
                                                                         ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.19 (a)   0.14 (a)   0.08 (a)   0.06 (a)    0.06 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   3.17       1.83       1.85       2.34       (1.04)
                                                                         ------     ------     ------     ------     -------
Total from Investment Operations........................................   3.36       1.97       1.93       2.40       (0.98)
                                                                         ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.27)     (0.07)        --      (0.08)      (0.01)
Distributions from Net Realized Capital Gains...........................  (1.05)     (0.62)     (0.02)        --          --
                                                                         ------     ------     ------     ------     -------
Total Distributions.....................................................  (1.32)     (0.69)     (0.02)     (0.08)      (0.01)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $15.04     $13.00     $11.72     $ 9.81     $  7.49
                                                                         ======     ======     ======     ======     =======
TOTAL RETURN                                                              26.91%     16.77%     19.72%     32.20%     (11.52)%
Ratio of Expenses to Average Net Assets**...............................   0.94%      0.93%      1.06%      1.09%       1.00 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A       1.09%       1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.95%      0.93%(b)   0.94%(b)   1.11%       1.86 %
Ratio of Net Investment Income to Average Net Assets....................   1.34%      1.18%      0.75%      0.68%       0.73 %
Portfolio Turnover Rate.................................................  104.1%      84.5%      98.5%      99.0%      114.1 %
Net Assets, End of Period (in millions)................................. $706.0     $624.2     $304.0      $67.3        $9.4

                                                                                                 CLASS B
                                                                         ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2006       2005       2004       2003       2002
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.94     $11.68     $ 9.79     $ 7.47     $  8.48
                                                                         ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.15 (a)   0.11 (a)   0.05 (a)   0.05 (a)    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   3.15       1.81       1.86       2.33       (1.03)
                                                                         ------     ------     ------     ------     -------
Total from Investment Operations........................................   3.30       1.92       1.91       2.38       (1.00)
                                                                         ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.24)     (0.04)        --      (0.06)      (0.01)
Distributions from Net Realized Capital Gains...........................  (1.05)     (0.62)     (0.02)        --          --
                                                                         ------     ------     ------     ------     -------
Total Distributions.....................................................  (1.29)     (0.66)     (0.02)     (0.06)      (0.01)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $14.95     $12.94     $11.68     $ 9.79     $  7.47
                                                                         ======     ======     ======     ======     =======
TOTAL RETURN                                                              26.56%     16.42%     19.56%     32.40%     (11.80)%
Ratio of Expenses to Average Net Assets**...............................   1.19%      1.19%      1.32%      1.33%       1.25 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A       1.33%       1.25 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.20%      1.19%(b)   1.18%(b)   1.39%       2.07 %
Ratio of Net Investment Income to Average Net Assets....................   1.12%      0.90%      0.47%      0.56%       0.34 %
Portfolio Turnover Rate.................................................  104.1%      84.5%      98.5%      99.0%      114.1 %
Net Assets, End of Period (in millions)................................. $623.0     $443.5     $396.0     $186.0       $67.1

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS E
MFS(R) RESEARCH INTERNATIONAL PORTFOLIO                                  ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2006       2005       2004       2003       2002
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.96     $11.70     $ 9.80     $ 7.48     $  8.48
                                                                         ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.16 (a)   0.13 (a)   0.07 (a)   0.05 (a)    0.03 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   3.17       1.81       1.85       2.34       (1.02)
                                                                         ------     ------     ------     ------     -------
Total from Investment Operations........................................   3.33       1.94       1.92       2.39       (0.99)
                                                                         ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.25)     (0.06)        --      (0.07)      (0.01)
Distributions from Net Realized Capital Gains...........................  (1.05)     (0.62)     (0.02)        --          --
                                                                         ------     ------     ------     ------     -------
Total Distributions.....................................................  (1.30)     (0.68)     (0.02)     (0.07)      (0.01)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $14.99     $12.96     $11.70     $ 9.80     $  7.48
                                                                         ======     ======     ======     ======     =======
TOTAL RETURN                                                              26.79%     16.52%     19.64%     32.09%     (11.65)%
Ratio of Expenses to Average Net Assets**...............................   1.09%      1.09%      1.22%      1.23%       1.15 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A       1.23%       1.15 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.10%      1.09%(b)   1.09%(b)   1.28%       1.82 %
Ratio of Net Investment Income to Average Net Assets....................   1.18%      1.07%      0.72%      0.59%       0.34 %
Portfolio Turnover Rate.................................................  104.1%      84.5%      98.5%      99.0%      114.1 %
Net Assets, End of Period (in millions).................................  $26.7      $14.6      $11.3       $6.9        $1.8

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is MFS(R) Research International Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                     Expiring    Expiring    Expiring
Portfolio                                  Total    12/31/2008  12/31/2009  12/31/2010
---------                               ----------- ----------- ----------- ----------

MFS(R) Research International Portfolio $29,955,270 $11,883,462 $11,694,451 $6,377,357

MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

K. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

L. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2006  % per annum     Average Daily Assets
---------                               ------------------ ----------- ----------------------------

MFS(R) Research International Portfolio     $8,460,330        0.80%    First $200 Million

                                                              0.75%    $200 Million to $500 Million

                                                              0.70%    $500 Million to $1 Billion

                                                              0.65%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
        Portfolio                               Class A Class B Class E
        ---------                               ------- ------- -------

        MFS(R) Research International Portfolio  1.00%   1.25%   1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                              Shares Issued              Net Increase
                                                                 Through                  (Decrease)
                                        Beginning    Shares     Dividend      Shares      in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                       ---------- ---------- ------------- -----------  ------------ ----------

MFS(R) Research International Portfolio

 Class A
 12/31/2006                             48,011,738 17,434,338   4,857,536   (23,366,806)  (1,074,933) 46,936,805
 12/31/2005                             25,930,201 24,599,796   2,398,974    (4,917,233)  22,081,537  48,011,738

 Class B
 12/31/2006                             34,281,448 11,688,539   3,452,535    (7,749,441)   7,391,633  41,673,081
 12/31/2005                             33,915,867  7,107,344   1,659,065    (8,400,828)     365,581  34,281,448

 Class E
 12/31/2006                              1,123,040    944,161     125,725      (411,011)     658,875   1,781,915
 12/31/2005                                962,210    401,752      54,446      (295,368)     160,830   1,123,040

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

MFS(R) Research International Portfolio       $--       $1,196,779,266       $--       $1,201,776,322

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                           Federal        Gross         Gross
                                          Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                    Cost      Appreciation (Depreciation)  Appreciation
---------                               -------------- ------------ -------------- --------------

MFS(R) Research International Portfolio $1,178,014,280 $201,263,911  $(13,622,304)  $187,641,607

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

       MFS(R) Research International Portfolio $189,849,825 $199,470,170

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income     Long-Term Capital Gain           Total
                                        ----------------------- ----------------------- ------------------------
                                           2006        2005        2006        2005         2006        2005
                                        ----------- ----------- ----------- ----------- ------------ -----------

MFS(R) Research International Portfolio $71,841,110 $30,734,372 $43,010,954 $22,914,081 $114,852,064 $53,648,453

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals       Total
                                        ------------- ------------- ------------ ------------------ ------------

MFS(R) Research International Portfolio $128,029,701  $106,999,121  $187,673,870    $(8,552,292)    $414,150,401

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS(R) Research International Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS(R) Research International Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS(R) Research International Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that

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the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer
Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                    MFS(R)
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, the MFS(R) Value Portfolio had a total return of 21.33%. This compares with a return of 22.25% for the Portfolio's benchmark, the Russell 1000(R) Value Index.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector was the top contributor to relative returns. Overweighting investment banking firm Goldman Sachs was a key factor in this result. Throughout the year, Goldman Sachs delivered earnings results that exceeded expectations and completed a substantial share repurchase program. Underweighting Citigroup and avoiding insurer American International Group also helped as those stocks lagged the Russell 1000(R) Value Index over the period.

Stock selection in the industrial goods and services sector contributed to positive performance relative to the benchmark. Our positioning in defense contractor Lockheed Martin, which is not a benchmark constituent, was beneficial as the company continued to report quarterly results that exceeded expectations and the stock outperformed the benchmark. Overweighting Deere & Co. helped performance as the company continued to turn in good quarterly results. Avoiding poor-performing General Electric also proved beneficial.

Stock selection in the consumer staples sector contributed to positive results. Oilseeds, corn, and wheat processor Archer-Daniels Midland/a/ was among the Portfolio's top contributors.

Elsewhere, agrochemical company Syngenta added to relative results as the stock was up over the period. Owning network equipment company Cisco Systems, which is not a benchmark constituent, was also beneficial to performance as the stock significantly outperformed the benchmark. Although the utilities and communications sector was an area of weakness overall, our overweighting of FPL Group within that sector was helpful to relative results.

During the reporting period, our currency exposure was a contributor to the Portfolio's relative performance. All of MFS(R)' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the index.

DETRACTORS FROM PERFORMANCE

Security selection in the utilities and communications sector was the principle negative influence in the Portfolio's relative performance. Within the sector, our overweighted position in weak-performing wireless provider Sprint Nextel was a primary detractor. We feel that the stock was down due to weaker-than-expected growth in subscribers and worries regarding the quality of the customer base. Our decision to overweight electrical and natural gas company Dominion Resources was a drawback as this stock underperformed the benchmark. Not owning benchmark constituents Bellsouth and SBC Communications, both of which were strong performers versus the benchmark, also detracted.

Stock selection in the energy sector was another area of relative weakness. Underweighting strong performer Exxon Mobil detracted from relative results.

Stock selection in the basic materials sector held back relative performance during the period, although no individual securities within this sector were among the top detractors.

Elsewhere, health care company Johnson & Johnson detracted. We believe that Johnson & Johnson's share price was under pressure during the period due to concerns surrounding its pharmaceutical patent expirations and a maturation of the drug eluting stent business. Our overweighted positions in home improvement product maker Masco and railroad company Burlington Northern Santa Fe detracted as the stocks lagged the benchmark. Our avoidance of global financial services firm Morgan Stanley also hurt relative returns.

The Portfolio's cash position was a detractor from relative performance. This portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

THE PORTFOLIO IS ACTIVELY MANAGED AND CURRENT HOLDINGS MAY BE DIFFERENT.

TEAM MANAGED

The Portfolio is co-managed by Mr. Nevin P. Chitkara and Mr. Steven R. Gorham. Mr. Chitkara is a Vice President of MFS(R) and has been in the investment management area of MFS(R) since 1997. Mr. Gorham is a Senior Vice President of MFS(R) and has served as portfolio manager since 2002. Mr. Gorham has been in the investment management area of MFS(R) since 1992.
--------
/a/Security was not held in the Portfolio at period-end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.13%
                   ------------------------------------------
                   Altria Group, Inc.                4.00%
                   ------------------------------------------
                   Lockheed Martin Corp.             3.81%
                   ------------------------------------------
                   Allstate Corp. (The)              3.80%
                   ------------------------------------------
                   Citigroup, Inc.                   3.42%
                   ------------------------------------------
                   Johnson & Johnson                 2.81%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   2.74%
                   ------------------------------------------
                   Exxon Mobil Corp.                 2.62%
                   ------------------------------------------
                   Total S.A. (ADR)                  2.34%
                   ------------------------------------------
                   Deere & Co.                       2.25%
                   ------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [Chart]

Financial                    31.8%
Non-Cyclical                 17.6%
Industrial                   14.9%
Energy                       12.1%
Basic Materials               6.0%
Communications                5.8%
Utilities                     4.8%
Technology                    2.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       MFS(R) VALUE PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund       Russell 1000 Value Index
                  ----       ------------------------
 7/20/1998      $10,000            $10,000
12/31/1998        9,506             10,495
12/31/1999        9,978             11,266
12/30/2000       11,136             12,057
12/31/2001       11,194             11,383
12/31/2002        9,727              9,617
12/31/2003       12,121             12,504
12/30/2004       14,058             14,566
12/31/2005       14,963             15,593
12/31/2006       18,157             19,063


    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    MFS(R) Value Portfolio--
--  Class A                  21.33% 14.41% 10.14%       7.37%
    ----------------------------------------------------------------
    Russell Value(R) 1000
- - Index/1/                 22.25% 15.09% 10.86%       7.97%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 7/20/1998. Index returns are based on an inception due of 7/31/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                                                            BEGINNING     ENDING        EXPENSES PAID
                                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                                            6/30/06       12/31/06      7/1/06-12/31/06
MFS(R) VALUE PORTFOLIO                                                      ------------- ------------- ---------------

 Class A
 Actual                                                                       $1,000.00     $1,142.20        $5.40
 Hypothetical (5% return before expenses)                                      1,000.00      1,020.16         5.09
 ------------------------------------------------------------               ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 98.3%
         AEROSPACE & DEFENSE - 7.2%
         Lockheed Martin Corp..................... 44,790 $   4,123,815
         Northrop Grumman Corp.................... 31,760     2,150,152
         United Technologies Corp................. 25,030     1,564,876
                                                          -------------
                                                              7,838,843
                                                          -------------
         AUTO COMPONENTS - 0.5%
         Johnson Controls, Inc....................  5,790       497,477
                                                          -------------
         BANKS - 7.7%
         Bank of America Corp..................... 83,717     4,469,651
         Bank of New York Co., Inc................ 39,770     1,565,745
         SunTrust Banks, Inc...................... 27,810     2,348,554
                                                          -------------
                                                              8,383,950
                                                          -------------
         BEVERAGES - 1.7%
         Diageo Plc............................... 61,600     1,209,372
         PepsiCo, Inc............................. 10,340       646,767
                                                          -------------
                                                              1,856,139
                                                          -------------
         BUILDING PRODUCTS - 2.0%
         Masco Corp............................... 71,160     2,125,549
                                                          -------------
         CHEMICALS - 5.0%
         Air Products & Chemicals, Inc............ 12,010       844,063
         Dow Chemical Co. (The)................... 20,670       825,560
         Nalco Holding Co.*....................... 12,600       257,796
         PPG Industries, Inc...................... 21,170     1,359,326
         Praxair, Inc............................. 11,370       674,582
         Syngenta AG*.............................  7,550     1,402,994
                                                          -------------
                                                              5,364,321
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.5%
         Con-way, Inc.............................  1,630        71,785
         WPP Group Plc............................ 34,160       462,750
                                                          -------------
                                                                534,535
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.4%
         Cisco Systems, Inc.*..................... 15,640       427,441
                                                          -------------
         COMPUTERS & PERIPHERALS - 0.4%
         Hewlett-Packard Co....................... 10,210       420,550
                                                          -------------
         CONTAINERS & PACKAGING - 0.2%
         Smurfit-Stone Container Corp.*........... 18,530       195,677
                                                          -------------
         ELECTRIC UTILITIES - 4.7%
         Dominion Resources, Inc.................. 23,830     1,997,907
         Entergy Corp.............................  7,680       709,018
         FPL Group, Inc........................... 22,030     1,198,873
         PPL Corp.................................  7,500       268,800
         Public Service Enterprise Group, Inc.....  3,140       208,433
         TXU Corp................................. 13,420       727,498
                                                          -------------
                                                              5,110,529
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
         Cooper Industries, Ltd. - Class A........  2,300       207,989
                                                          -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - 0.4%
       Noble Corp...................................  5,110 $     389,126
                                                            -------------
       FINANCIAL-DIVERSIFIED - 15.4%
       American Express Co.......................... 17,840     1,082,353
       Citigroup, Inc............................... 66,400     3,698,480
       Fannie Mae................................... 34,650     2,057,863
       Franklin Resources, Inc......................  6,020       663,223
       Freddie Mac..................................  8,420       571,718
       Goldman Sachs Group, Inc. (The).............. 14,860     2,962,341
       Lehman Brothers Holdings, Inc................ 11,790       921,035
       Mellon Financial Corp........................ 22,910       965,656
       Merrill Lynch & Co., Inc.....................  8,540       795,074
       PNC Financial Services Group, Inc............ 20,370     1,508,195
       UBS AG....................................... 23,939     1,448,022
                                                            -------------
                                                               16,673,960
                                                            -------------
       FOOD PRODUCTS - 2.1%
       Kellogg Co................................... 22,250     1,113,835
       Nestle S.A...................................  2,732       967,940
       Tyson Foods, Inc. - Class A.................. 13,760       226,352
                                                            -------------
                                                                2,308,127
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
       Johnson & Johnson............................ 45,940     3,032,959
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 1.5%
       Caremark Rx, Inc.............................  5,810       331,809
       UnitedHealth Group, Inc......................  5,640       303,037
       WellPoint, Inc.*............................. 12,350       971,822
                                                            -------------
                                                                1,606,668
                                                            -------------
       HOMEBUILDERS - 0.2%
       Toll Brothers, Inc.*.........................  8,450       272,343
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 0.5%
       Rockwell Automation, Inc.....................  8,310       507,575
                                                            -------------
       INSURANCE - 8.1%
       AFLAC, Inc...................................  8,460       389,160
       Allstate Corp. (The)......................... 63,100     4,108,441
       Chubb Corp. (The)............................ 18,230       964,549
       Genworth Financial, Inc. - Class A........... 47,140     1,612,660
       Hartford Financial Services Group, Inc. (The) 18,030     1,682,379
                                                            -------------
                                                                8,757,189
                                                            -------------
       IT CONSULTING & SERVICES - 1.2%
       Accenture, Ltd. - Class A.................... 33,880     1,251,188
                                                            -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       Hasbro, Inc.................................. 11,860       323,185
                                                            -------------
       MACHINERY - 2.5%
       Deere & Co................................... 25,550     2,429,039
       Finning International, Inc...................  2,690       110,310
       Illinois Tool Works, Inc.....................  3,660       169,055
                                                            -------------
                                                                2,708,404
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS(R) VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                        SHARES   (NOTE 2)
            -------------------------------------------------------

            MEDIA - 1.4%
            New York Times Co. - Class A...... 10,910 $     265,768
            Viacom, Inc. - Class B*........... 20,935       858,963
            Walt Disney Co. (The)............. 10,560       361,891
                                                      -------------
                                                          1,486,622
                                                      -------------
            OIL & GAS - 11.5%
            Apache Corp....................... 11,670       776,172
            Chevron Corp...................... 11,014       809,859
            ConocoPhillips.................... 28,400     2,043,380
            Devon Energy Corp................. 15,320     1,027,666
            EOG Resources, Inc................ 10,570       660,096
            Exxon Mobil Corp.................. 36,910     2,828,413
            Hess Corp......................... 24,680     1,223,388
            Royal Dutch Shell Plc (ADR).......  7,540       533,757
            Total S.A. (ADR).................. 35,150     2,527,988
                                                      -------------
                                                         12,430,719
                                                      -------------
            PAPER & FOREST PRODUCTS - 0.5%
            Bowater, Inc......................  3,500        78,750
            International Paper Co............ 13,470       459,327
                                                      -------------
                                                            538,077
                                                      -------------
            PHARMACEUTICALS - 4.0%
            Abbott Laboratories............... 11,090       540,194
            Eli Lilly & Co.................... 17,770       925,817
            Merck & Co., Inc.................. 26,260     1,144,936
            Wyeth............................. 33,820     1,722,114
                                                      -------------
                                                          4,333,061
                                                      -------------
            RETAIL - MULTILINE - 1.6%
            CVS Corp.......................... 17,630       544,943
            Federated Department Stores, Inc.. 31,150     1,187,750
                                                      -------------
                                                          1,732,693
                                                      -------------
            RETAIL - SPECIALTY - 0.6%
            Hanesbrands, Inc.*................  2,727        64,412
            Sherwin-Williams Co...............  8,490       539,794
                                                      -------------
                                                            604,206
                                                      -------------
            ROAD & RAIL - 1.9%
            Burlington Northern Santa Fe Corp. 17,970     1,326,365
            Norfolk Southern Corp............. 15,520       780,501
                                                      -------------
                                                          2,106,866
                                                      -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
            Analog Devices, Inc...............  4,790       157,447
            Intel Corp........................ 45,330       917,933
                                                      -------------
                                                          1,075,380
                                                      -------------
            SOFTWARE - 0.9%
            Oracle Corp.*..................... 56,200       963,268
                                                      -------------

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
       Embarq Corp..............................     10,653 $    559,922
       Sprint Nextel Corp.......................     76,970    1,453,963
       Telus Corp...............................      3,600      160,724
       Verizon Communications, Inc..............     13,270      494,175
                                                            ------------
                                                               2,668,784
                                                            ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
       Vodafone Group Plc.......................    398,095    1,098,509
                                                            ------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.3%
       NIKE, Inc. - Class B.....................     14,440    1,429,993
                                                            ------------
       TOBACCO - 4.0%
       Altria Group, Inc........................     50,360    4,321,895
                                                            ------------
       TRADING COMPANIES & DISTRIBUTORS - 0.6%
       W.W. Grainger, Inc.......................      9,820      686,811
                                                            ------------
       Total Common Stocks (Cost $88,357,610)                106,270,608
                                                            ------------

       SHORT-TERM INVESTMENT - 1.4%
       COMMERICAL PAPER - 1.4%
       Falcon Asset Securitization Corp.
         2.641%, due 01/02/07
         (Cost $1,485,782)                       $1,486,000    1,485,782
                                                            ------------

       TOTAL INVESTMENTS - 99.7%
       (Cost $89,843,392)                                    107,756,390

       Other Assets and Liabilities (net) - 0.3%                 359,689
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $108,116,079
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

MFS(R) VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $107,756,390
   Cash                                                                           951
   Cash denominated in foreign currencies**                                       824
   Receivable for investments sold                                            377,403
   Receivable for Trust shares sold                                           123,420
   Dividends receivable                                                       181,090
                                                                         ------------
     Total assets                                                         108,440,078
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    131,446
     Trust shares redeemed                                                         52
     Investment advisory fee payable (Note 3)                                  64,134
     Administration fee payable                                                 1,439
     Custodian and accounting fees payable                                     54,119
   Accrued expenses                                                            72,809
                                                                         ------------
     Total liabilities                                                        323,999
                                                                         ------------
NET ASSETS                                                               $108,116,079
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 87,931,984
   Accumulated net realized gain                                            2,262,049
   Unrealized appreciation on investments                                  17,913,674
   Undistributed net investment income                                          8,372
                                                                         ------------
     Total                                                               $108,116,079
                                                                         ============
NET ASSETS
   Class A                                                               $108,116,079
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  7,593,967
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.24
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $ 89,843,392
**Cost of cash denominated in foreign currencies                                  850

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


MFS(R) VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,061,419
   Interest                                                                    84,642
                                                                          -----------
       Total investment income                                              2,146,061
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           631,278
   Administration fees                                                         27,096
   Custody and accounting fees                                                127,726
   Transfer agent fees                                                          8,008
   Audit                                                                       27,894
   Legal                                                                       29,063
   Trustee fees and expenses                                                   16,772
   Shareholder reporting                                                        5,021
   Insurance                                                                   10,740
   Other                                                                        2,962
                                                                          -----------
       Total expenses                                                         886,560
       Less fees waived and expenses reimbursed by the manager                (14,252)
       Less broker commission recapture                                        (2,508)
                                                                          -----------
   Net expenses                                                               869,800
                                                                          -----------
   Net investment income                                                    1,276,261
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                          6,668,153
       Foreign currency                                                        (4,167)
                                                                          -----------
   Net realized gain on investments and foreign currency                    6,663,986
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          9,705,328
                                                                          -----------
   Net change in unrealized appreciation on investments                     9,705,328
                                                                          -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                            16,369,314
                                                                          -----------
   Net Increase in Net Assets Resulting from Operations                   $17,645,575
                                                                          ===========
--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    16,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

MFS(R) VALUE PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,276,261  $   872,587
   Net realized gain on investments and foreign currency                    6,663,986    3,414,953
   Net change in unrealized appreciation on investments                     9,705,328       52,492
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    17,645,575    4,340,032
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (1,271,877)    (869,869)
   From net realized gains
     Class A                                                               (4,729,373)  (3,134,554)
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (6,001,250)  (4,004,423)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               27,866,602   31,389,149
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                6,001,250    4,004,423
   Cost of shares repurchased
     Class A                                                              (16,053,852)  (4,323,830)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              17,814,000   31,069,742
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               29,458,325   31,405,351
   Net assets at beginning of Period                                       78,657,754   47,252,403
                                                                         ------------  -----------
   Net assets at end of Period                                           $108,116,079  $78,657,754
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $      8,372  $        --
                                                                         ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                             CLASS A
MFS(R) VALUE PORTFOLIO                                                   ---------------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006       2005    2004++  2003++   2002++
                                                                         ------     ------     ------  ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.44     $12.32     $10.83  $ 8.80  $ 10.83
                                                                         ------     ------     ------  ------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.20 (a)   0.17 (a)   0.14    0.13     0.12
Net Realized/Unrealized Gain (Loss) on Investments......................   2.45       0.63       1.59    2.04    (1.53)
                                                                         ------     ------     ------  ------  -------
Total from Investment Operations........................................   2.65       0.80       1.73    2.17    (1.41)
                                                                         ------     ------     ------  ------  -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.18)     (0.15)     (0.14)  (0.14)   (0.21)
Distributions from Net Realized Capital Gains...........................  (0.67)     (0.53)     (0.10)     --    (0.41)
                                                                         ------     ------     ------  ------  -------
Total Distributions.....................................................  (0.85)     (0.68)     (0.24)  (0.14)   (0.62)
                                                                         ------     ------     ------  ------  -------
NET ASSET VALUE, END OF PERIOD.......................................... $14.24     $12.44     $12.32  $10.83  $  8.80
                                                                         ======     ======     ======  ======  =======
TOTAL RETURN                                                              21.33%      6.44%     15.97%  24.61%  (13.14)%
Ratio of Expenses to Average Net Assets.................................   1.00%      0.99%      1.00%   1.00%    1.00 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.02%      1.00%      1.14%   1.08%    1.13 %
Ratio of Net Investment Income to Average Net Assets....................   1.46%      1.36%      1.30%   1.44%    1.38 %
Portfolio Turnover Rate.................................................   39.2%      23.0%      47.0%   57.0%    60.0 %
Net Assets, End of Period (in millions)................................. $108.1      $79.0      $47.0   $40.0    $31.0

(a) Per share amounts based on average shares outstanding during the period. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is MFS(R) Value Portfolio (formerly a separate series of The Travelers Series Trust ("TST")--MFS(R) Value Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization, the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Massachusetts Financial Services Company, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
Portfolio              December 31, 2006  % per annum     Average Daily Assets
---------              ------------------ ----------- -----------------------------

MFS(R) Value Portfolio      $631,278         0.725%   First $250 Million

                                             0.675%   $250 Million to $1.25 Billion

                                              0.60%   $1.25 Billion to $1.5 Billion

                                              0.50%   Over $1.5 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                     Expenses Deferred in
                                                             2006
                                                     --------------------
                              Maximum Expense Ratio
                              under current Expense
                              Limitation Agreement   Subject to repayment
                             ---------------------    until December 31,
      Portfolio              Class A Class B Class E         2011
      ---------              ------- ------- ------- --------------------

      MFS(R) Value Portfolio  1.00%   1.25%*  1.15%*       $14,252

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                           Shares Issued
                                              Through                Net Increase
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

MFS(R) Value Portfolio

 Class A
 12/31/2006            6,321,249 2,047,062    421,100    (1,195,444)  1,272,718   7,593,967
 12/31/2005            3,835,283 2,507,613    320,433      (342,080)  2,485,966   6,321,249

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

MFS(R) Value Portfolio       $--        $47,318,983         $--        $33,830,121

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------              ----------- ------------ -------------- --------------

 MFS(R) Value Portfolio $89,949,923 $18,357,904    $(551,437)    $17,806,467

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                          Ordinary Income    Long-Term Capital Gain         Total
                       --------------------- ---------------------  ---------------------
                          2006       2005       2006        2005       2006       2005
                       ---------- ---------- ----------  ---------- ---------- ----------

MFS(R) Value Portfolio $1,505,763 $1,312,624 $4,495,487  $2,691,799 $6,001,250 $4,004,423

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals       Total
                       ------------- ------------- ------------ ------------------ -----------

MFS(R) Value Portfolio   $146,148     $2,230,804   $17,807,143         $--         $20,184,095

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the MFS(R) Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS(R) Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS(R) Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Neuberger Berman
                             Real Estate Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

Domestic equity markets ended 2006 in a directionally consistent manner, with full year total return performance ranging from moderately positive to considerably strong. Real estate investment trusts (REITS), as measured by the FTSE NAREIT Equity REIT Index, generated very robust returns--outpacing all major domestic equity indices as well as broad foreign and global indices. All in all, REITs have now outpaced the broad domestic equity market (as measured by the total return of the S&P 500(R) Index/1/) for seven consecutive years.

As an example, the FTSE NAREIT Equity REIT Index produced a total return of 35.06%, 19.28% ahead of the S&P 500(R) Index and 7.90% better than the MSCI All Country World-Ex U.S.A. Index/2/. The strong full-year return pattern benefited from especially robust first quarter performance (on both an absolute and relative basis) combined with third- and fourth-quarter returns that also substantially outpaced the S&P 500(R) Index. Only the second quarter was hampered by poorer returns, which in this case were just slightly more negative than the returns for the S&P 500(R) Index (-1.59% vs. -1.44%); however, the pattern for REITs during this quarter, two meaningfully negative months followed by a strong final month differed from the S&P 500(R) Index which exhibited less monthly variance--either up or down. Post the end of the second quarter, REITs continued to exhibit strong absolute and relative performance versus major domestic and foreign and global indices.

The factors that aided in REIT out performance over the entire period (in addition to select intra-year periods) included both macro-economic and financial market impacts as well as issues more directly-linked and associated with the REIT market and specific property types and individual properties. The general short-term interest rate environment, which had started the year in tightening mode would, by late summer, reflect a more balanced FOMC perspective as the Fed moved to, and stayed on, the sidelines after a 25 basis point increase at its June meeting. In addition, post the Fed's going on hold, yields on 2-year and longer maturity US Treasury bonds moved ever lower (as the taxable yield curve took on a more and more pronounced inversion, which lasted until December, when this condition began to lessen as yields backed-up prior to year-end). In spite of myriad rationalizations that the inverted yield curve implied a weakening economy, corporate earnings growth (as well as REIT earnings) continued higher. In addition, REITs continued to exhibit dividend increases and select REIT sectors benefited from increased demand and high capacity utilization rates (courtesy of a meaningful lack of new development over recent years). In addition, takeovers and increased merger and acquisition activity have helped drive performance. REIT specific factors included the announcement of the largest REIT LBO ever done (at a substantial premium to NAV) as well as generally robust merger and acquisition (M&A) activity.

For 2006, all property types within the FTSE NAREIT Equity REIT Index generated positive returns. The top performing property sectors for the NAREIT Index were Office, Apartments and Shopping Centers. In addition, health care and diversified sectors also produced meaningful returns and contributions. In large part, these sectors were the beneficiaries of strong demand for space and limited capacity which helped support robust pricing power, and drive improved operating results and dividend increases. For example, in the case of Office and Diversified sectors, continued economic growth helped increase demand for office space and move rents higher in select markets. In terms of Apartments, during the early parts of 2006, the persistent increase in interest rates and mortgage costs, as well as the peaking in residential home prices pressured housing affordability, resulting in increased demand for apartments. Shopping Centers benefited from strength in the back-half of the year as the combined impacts of substantially lower energy costs, cessation in Fed tightening and a still relatively buoyant employment market gave consumers a lift and removed some of the market's concern over the direction and vitality of retail consumption patterns. Health Care properties gained during the later part of the year, as the group was viewed as relatively inexpensive and the best positioned to benefit from a potential decline in interest rates.

The Neuberger Berman Real Estate Portfolio generated strong absolute returns and outperformed its benchmark, the FTSE NAREIT Equity Index. Portfolio performance was driven primarily by office properties. Apartment, diversified (mostly office-type) and health care properties were also meaningful contributors. The Portfolio was devoid of any free standing or manufactured home properties; however, of those property types represented, none declined, with the weakest returns posted by mixed and commercial financial properties owing to a very small portfolio allocations.

In terms of relative returns, both stock selection and sector allocation provided positive contribution. The sectors that provided the largest contributions were office and apartments--both added primarily through the impact of strong stock selection as holdings outpaced those of the benchmark and also sector allocation, as the Portfolio maintained an overweight allocation to both of these strong performing sectors. Conversely, regional mall investments detracted the most from relative returns--mostly from negative sector selection effects as the Portfolio was overweight this "weaker" property segment.

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The MSCI All Country World Ex-U.S.A. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



OUTLOOK

Post a very robust 2006, our outlook for the REIT market remains generally positive. Commercial real estate fundamentals remain healthy. Rising demand and restrained supply growth resulting from an estimated 10% to 20% increase in development costs have translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings growth in most property sectors. With REITs currently trading above a historical average price-to-earnings ratio(P/E) of 12.2, strong earnings growth in the year ahead is at least partially discounted in REIT valuations. Also, at approximately a 4% average, REIT yields are well below the roughly 7% historical average. However, it is important to remember that because REITs must distribute at least 90% of earnings to shareholders, rising earnings translate into dividend increases. REITs have become more fully valued relative to historic average price/earnings ratios and yield. Relative to net asset value (NAV), they are trading at their historical average premium of 107%. This year alone, we have seen more than a dozen publicly traded REITs taken over (in dollar volume, in excess of $25 billion), mostly by well-funded real estate opportunity funds. On average, these deals are being done at a 10% to 15% premium to published NAVs--indications that NAVs should be revised upward to more accurately reflect "real world" economic value. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we expect further consolidation in the REIT market to continue to surface value.

Historically, REITs have delivered average annual percentage returns in the low teens, with approximately 60% of the return coming from dividends and 40% from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal activity-driven price appreciation playing a bigger role in the total return equation. If the economy appears to be heading for a harder than anticipated landing and the Federal Reserve begins to ease monetary policy in 2007, the capital appreciation potential of REIT preferred stocks could improve.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                         Percent of
            Description                                  Net Assets
            -------------------------------------------------------
            SL Green Realty Corp. (REIT)                   4.96%
            -------------------------------------------------------
            Simon Property Group, Inc. (REIT)              4.65%
            -------------------------------------------------------
            Host Hotels & Resorts, Inc. (REIT)             4.46%
            -------------------------------------------------------
            Developers Diversified Realty Corp. (REIT)     4.41%
            -------------------------------------------------------
            ProLogis (REIT)                                4.38%
            -------------------------------------------------------
            Brookfield Properties Corp.                    4.09%
            -------------------------------------------------------
            AvalonBay Communities, Inc. (REIT)             3.95%
            -------------------------------------------------------
            Archstone-Smith Trust (REIT)                   3.54%
            -------------------------------------------------------
            Maguire Properties, Inc. (REIT)                3.33%
            -------------------------------------------------------
            Alexandria Real Estate Equities, Inc. (REIT)   3.28%
            -------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                          [CHART]

Office                                       26.2%
Apartments                                   15.5%
Regional Malls                               12.1%
Diversified                                  11.8%
Industrials                                  11.0%
Health Care Providers & Services              8.9%
Lodging                                       7.6%
Community Centers                             6.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
    NEUBERGER BERMAN MANAGEMENT, INC. VS. FTSE NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                       [CHART]

                    Fund       NAREIT REITS
                  -------      ------------
  5/1/2004       $10,000        $10,000
12/31/2004        12,975         13,751
12/31/2005        14,739         15,418
12/31/2006        20,326         20,750



    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/06)
    ---------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ---------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A               37.90%         30.41%
    Class B                          37.58%         30.09%
    Class E                          37.62%         30.23%
    ---------------------------------------------------------------
- - FTSE NAREIT Equity REIT Index/1/ 35.06%         31.66%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The FTSE NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,187.30        $3.64
  Hypothetical (5% return before expenses)     1,000.00      1,021.88         3.36
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,185.80         4.96
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,186.40         4.46
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66%, 0.90%, and 0.81% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


 ---------------------------------------------------------------------------------
                                                                    VALUE
 SECURITY DESCRIPTION                                 SHARES       (NOTE 2)
 ---------------------------------------------------------------------------------

 COMMON STOCKS - 97.1%
 APARTMENTS - 15.0%
 Archstone-Smith Trust (REIT)(a)...................     832,700 $    48,471,467
 AvalonBay Communities, Inc. (REIT)(a).............     416,100      54,113,805
 Camden Property Trust (REIT)......................     172,000      12,702,200
 Equity Residential (REIT).........................     790,100      40,097,575
 Home Properties, Inc. (REIT)......................     672,500      39,859,075
 Mid-America Apartment Communities, Inc. (REIT)....     180,300      10,320,372
                                                                ---------------
                                                                    205,564,494
                                                                ---------------
 COMMUNITY CENTERS - 6.7%
 Developers Diversified Realty Corp. (REIT)(a).....     959,400      60,394,230
 Regency Centers Corp. (REIT)......................     396,600      31,002,222
                                                                ---------------
                                                                     91,396,452
                                                                ---------------
 DIVERSIFIED - 11.4%
 Colonial Properties Trust (REIT)..................     663,000      31,081,440
 Crystal River Capital, Inc. (REIT)(a).............      81,800       2,088,354
 Digital Realty Trust, Inc. (REIT).................     515,400      17,642,142
 iStar Financial, Inc. (REIT)......................     855,600      40,914,792
 NorthStar Realty Finance Corp. (REIT)(a)..........   1,680,000      27,837,600
 Peoples Choice Financial Corp.(b).................      60,000         120,000
 Vornado Realty Trust (REIT).......................     302,500      36,753,750
                                                                ---------------
                                                                    156,438,078
                                                                ---------------
 HEALTH CARE PROVIDERS & SERVICES - 8.6%
 Health Care Property Investors, Inc. (REIT).......   1,087,600      40,045,432
 Nationwide Health Properties, Inc. (REIT).........   1,233,200      37,267,304
 Ventas, Inc. (REIT)...............................     971,400      41,109,648
                                                                ---------------
                                                                    118,422,384
                                                                ---------------
 INDUSTRIALS - 10.7%
 AMB Property Corp. (REIT).........................     468,400      27,452,924
 First Industrial Realty Trust, Inc. (REIT)(a).....     503,000      23,585,670
 ProLogis (REIT)(a)................................     987,800      60,028,606
 Public Storage, Inc...............................     359,300      35,031,750
                                                                ---------------
                                                                    146,098,950
                                                                ---------------
 LODGING - 7.4%
 Host Hotels & Resorts, Inc. (REIT)(a).............   2,490,266      61,136,030
 LaSalle Hotel Properties (REIT)(a)................     587,400      26,932,290
 Starwood Hotels & Resorts Worldwide, Inc..........     213,400      13,337,500
                                                                ---------------
                                                                    101,405,820
                                                                ---------------

----------------------------------------------------------------------------------
                                                    SHARES/PAR       VALUE
SECURITY DESCRIPTION                                  AMOUNT        (NOTE 2)
----------------------------------------------------------------------------------

OFFICE - 25.5%
Alexandria Real Estate Equities, Inc. (REIT)(a)...      448,000 $    44,979,200
American Financial Realty Trust(a)................    3,186,000      36,447,840
Brookfield Asset Management, Inc. - Class A.......      850,700      40,986,726
Brookfield Properties Corp........................    1,426,100      56,088,513
Douglas Emmett Inc. (REIT)........................      506,200      13,459,858
Highwoods Properties, Inc. (REIT).................      592,900      24,166,604
Mack-Cali Realty Corp. (REIT)(a)..................      395,400      20,165,400
Maguire Properties, Inc. (REIT)(a)................    1,141,400      45,656,000
SL Green Realty Corp. (REIT)......................      511,300      67,890,414
                                                                ---------------
                                                                    349,840,555
                                                                ---------------
REGIONAL MALLS - 11.8%
CBL & Associates Properties, Inc. (REIT)(a).......      258,400      11,201,640
General Growth Properties, Inc. (REIT)(a).........      801,000      41,836,230
Macerich Co. (The) (REIT).........................      257,800      22,317,746
Simon Property Group, Inc. (REIT).................      628,300      63,640,507
Taubman Centers, Inc. (REIT)......................      436,700      22,210,562
                                                                ---------------
                                                                    161,206,685
                                                                ---------------
Total Common Stocks (Cost $1,102,841,304)                         1,330,373,418
                                                                ---------------

SHORT-TERM INVESTMENT - 4.0%
State Street Bank and Trust Co., Repurchase
  Agreement, dated 12/29/06 at 3.400% to be
  repurchased at $54,430,555 on 1/02/07
  collateralized by $56,160,000 FNMA 4.250% due
  05/15/09 with a value of $55,503,995. (Cost -
  $54,411,000).................................... $ 54,411,000      54,411,000
                                                                ---------------

TOTAL INVESTMENTS - 101.1% (Cost $1,157,252,304)                  1,384,784,418

Other Assets and Liabilities (net) - (1.1)%                         (14,710,573)
                                                                ---------------

TOTAL NET ASSETS - 100.0%                                       $ 1,370,073,845
                                                                ===============

PORTFOLIO FOOTNOTES:

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $93,136,868 and the collateral received consisted of cash in the amount of $95,262,558.

(b) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $1,330,373,418
   Repurchase Agreement                                                      54,411,000
   Cash                                                                             769
   Collateral on securities on loan                                          95,262,558
   Receivable for investments sold                                            1,268,591
   Receivable for Trust shares sold                                             887,207
   Dividends receivable                                                       5,181,498
   Interest receivable                                                           15,416
                                                                         --------------
     Total assets                                                         1,487,400,457
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                   20,101,004
     Trust shares redeemed                                                      905,473
     Distribution and services fees--Class B                                    131,512
     Distribution and services fees--Class E                                     15,125
     Collateral on securities on loan                                        95,262,558
     Investment advisory fee payable (Note 3)                                   703,772
     Administration fee payable                                                  12,236
     Custodian and accounting fees payable                                      100,082
   Accrued expenses                                                              94,850
                                                                         --------------
     Total liabilities                                                      117,326,612
                                                                         --------------
NET ASSETS                                                               $1,370,073,845
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,011,145,809
   Accumulated net realized gain                                            115,431,162
   Unrealized appreciation on investments                                   227,532,114
   Undistributed net investment income                                       15,964,760
                                                                         --------------
     Total                                                               $1,370,073,845
                                                                         ==============
NET ASSETS
   Class A                                                               $  627,505,499
                                                                         ==============
   Class B                                                                  623,378,665
                                                                         ==============
   Class E                                                                  119,189,681
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   34,618,782
                                                                         ==============
   Class B                                                                   34,517,272
                                                                         ==============
   Class E                                                                    6,591,029
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        18.13
                                                                         ==============
   Class B                                                                        18.06
                                                                         ==============
   Class E                                                                        18.08
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $1,102,841,304


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 21,414,343
   Interest (2)                                                              1,164,188
                                                                          ------------
       Total investment income                                              22,578,531
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          6,057,682
   Administration fees                                                         116,276
   Custody and accounting fees                                                 213,043
   Distribution fee--Class B                                                 1,149,593
   Distribution fee--Class E                                                   124,243
   Transfer agent fees                                                          85,334
   Audit                                                                        26,248
   Legal                                                                        42,369
   Trustee fees and expenses                                                    20,218
   Shareholder reporting                                                        76,514
   Insurance                                                                    13,696
   Other                                                                         8,591
                                                                          ------------
       Total expenses                                                        7,933,807
       Less broker commission recapture                                       (332,042)
                                                                          ------------
   Net expenses                                                              7,601,765
                                                                          ------------
   Net investment income                                                    14,976,766
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         119,171,000
                                                                          ------------
   Net realized gain on investments                                        119,171,000
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                         167,340,570
                                                                          ------------
   Net change in unrealized appreciation on investments                    167,340,570
                                                                          ------------
   Net realized and unrealized gain on investments                         286,511,570
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $301,488,336
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $     76,262
(2)Interest income includes net security lending income of:                     77,676

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


NEUBERGER BERMAN REAL ESTATE PORTFOLIO

                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2006           2005
                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   14,976,766  $  8,648,275
   Net realized gain on investments                                         119,171,000    38,205,737
   Net change in unrealized appreciation on investments                     167,340,570    16,127,085
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                     301,488,336    62,981,097
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (3,003,924)           --
     Class B                                                                 (4,375,268)           --
     Class E                                                                   (830,399)           --
   From net realized gains
     Class A                                                                (14,269,723)     (241,022)
     Class B                                                                (23,475,259)     (374,964)
     Class E                                                                 (4,196,589)      (61,211)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                  (50,151,162)     (677,197)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                377,334,044   127,230,654
     Class B                                                                208,985,370   177,387,543
     Class E                                                                 49,222,003    30,508,431
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 17,273,647       241,022
     Class B                                                                 27,850,527       374,964
     Class E                                                                  5,026,988        61,211
   Cost of shares repurchased
     Class A                                                                (84,613,376)  (25,455,387)
     Class B                                                                (47,011,738)  (61,065,769)
     Class E                                                                 (7,221,172)   (4,884,222)
                                                                         --------------  ------------
   Net increase in net assets from capital share transactions               546,846,293   244,398,447
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                                798,183,467   306,702,347
   Net assets at beginning of period                                        571,890,378   265,188,031
                                                                         --------------  ------------
   Net assets at end of period                                           $1,370,073,845  $571,890,378
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   15,964,760  $  9,197,585
                                                                         ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:


NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                                                     CLASS A
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2006       2005     2004(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $14.15     $12.47     $10.00
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.28 (a)   0.30 (a)   0.55 (a)
Net Realized/Unrealized Gain on Investments.............................   4.81       1.40       2.42
                                                                         ------     ------     ------
Total from Investment Operations........................................   5.09       1.70       2.97
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.19)        --      (0.22)
Distributions from Net Realized Capital Gains...........................  (0.92)     (0.02)     (0.28)
                                                                         ------     ------     ------
Total Distributions.....................................................  (1.11)     (0.02)     (0.50)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $18.13     $14.15     $12.47
                                                                         ======     ======     ======
TOTAL RETURN                                                              37.90%     13.61%     29.73%
Ratio of Expenses to Average Net Assets.................................   0.66%      0.69%      0.84%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.70%      0.70%      0.84%*
Ratio of Net Investment Income to Average Net Assets....................   1.74%      2.27%      6.76%*
Portfolio Turnover Rate.................................................   73.0%      13.5%      52.3%
Net Assets, End of Period (in millions)................................. $627.5     $204.1      $77.1

                                                                                     CLASS B
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2006       2005     2004(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $14.11     $12.47     $10.00
                                                                         ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.23 (a)   0.26 (a)   0.26 (a)
Net Realized/Unrealized Gain on Investments.............................   4.81       1.40       2.69
                                                                         ------     ------     ------
Total from Investment Operations........................................   5.04       1.66       2.95
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.17)        --      (0.20)
Distributions from Net Realized Capital Gains...........................  (0.92)     (0.02)     (0.28)
                                                                         ------     ------     ------
Total Distributions.....................................................  (1.09)     (0.02)     (0.48)
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $18.06     $14.11     $12.47
                                                                         ======     ======     ======
TOTAL RETURN                                                              37.58%     13.29%     29.55%
Ratio of Expenses to Average Net Assets.................................   0.92%      0.94%      0.98%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.95%      0.95%      0.98%*
Ratio of Net Investment Income to Average Net Assets....................   1.43%      2.00%      3.45%*
Portfolio Turnover Rate.................................................   73.0%      13.5%      52.3%
Net Assets, End of Period (in millions)................................. $623.4     $316.4     $167.2

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:


NEUBERGER BERMAN REAL ESTATE PORTFOLIO
                                                                                      CLASS E
                                                                         -----------------------------
                                                                                FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         -----------------------------
                                                                            2006        2005     2004(B)
                                                                         -------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 14.13     $12.47     $10.00
                                                                         -------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.25 (a)   0.28 (a)   0.33 (a)
Net Realized/Unrealized Gain on Investments.............................    4.80       1.40       2.64
                                                                         -------     ------     ------
Total from Investment Operations........................................    5.05       1.68       2.97
                                                                         -------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.18)        --      (0.22)
Distributions from Net Realized Capital Gains...........................   (0.92)     (0.02)     (0.28)
                                                                         -------     ------     ------
Total Distributions.....................................................   (1.10)     (0.02)     (0.50)
                                                                         -------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 18.08     $14.13     $12.47
                                                                         =======     ======     ======
TOTAL RETURN                                                               37.62%     13.45%     29.69%
Ratio of Expenses to Average Net Assets.................................    0.82%      0.84%      0.91%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.85%      0.84%      0.91%*
Ratio of Net Investment Income to Average Net Assets....................    1.55%      2.14%      4.19%*
Portfolio Turnover Rate.................................................    73.0%      13.5%      52.3%
Net Assets, End of Period (in millions).................................  $119.2      $51.3      $20.9

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Neuberger Berman Real Estate Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Neuberger Berman Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2006  % per annum     Average Daily Assets
---------                              ------------------ ----------- ----------------------------

Neuberger Berman Real Estate Portfolio     $6,057,682        0.70%    First $200 Million

                                                             0.65%    $200 Million to $750 Million

                                                             0.55%    Over $750 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Neuberger Berman Real Estate Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2006 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc   $321,691

    Neuberger Berman Real Estate Portfolio Neuberger Berman, LLC       351

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                             Shares Issued
                                                                Through                Net Increase
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

Neuberger Berman Real Estate Portfolio

 Class A
 12/31/2006                            14,430,021 24,423,136   1,179,894   (5,414,269)  20,188,761  34,618,782
 12/31/2005                             6,180,529 10,149,014      16,938   (1,916,460)   8,249,492  14,430,021

 Class B
 12/31/2006                            22,419,627 13,082,413   1,906,265   (2,891,033)  12,097,645  34,517,272
 12/31/2005                            13,408,224 13,985,956      26,406   (5,000,959)   9,011,403  22,419,627

 Class E
 12/31/2006                             3,634,437  3,058,397     343,843     (445,648)   2,956,592   6,591,029
 12/31/2005                             1,677,013  2,334,247       4,307     (381,130)   1,957,424   3,634,437

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Neuberger Berman Real Estate Portfolio       $--       $1,092,256,901       $--        $680,486,269

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Neuberger Berman Real Estate Portfolio $1,157,349,446 $227,644,972   $(210,000)    $227,434,972

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of    Value of
                                                Securities  Collateral
                                                ----------- -----------

         Neuberger Berman Real Estate Portfolio $93,136,868 $95,262,558

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income  Long-Term Capital Gain        Total
                                       ---------------- ---------------------- --------------------
                                          2006     2005    2006        2005       2006       2005
                                       ----------- ---- -----------  --------  ----------- --------

Neuberger Berman Real Estate Portfolio $36,643,847 $--  $13,507,315  $677,197  $50,151,162 $677,197

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS (CONTINUED)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

Neuberger Berman Real Estate Portfolio  $66,523,218   $64,970,777  $227,434,973        $--         $358,928,968

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Neuberger Berman Real Estate Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Neuberger Berman Real Estate Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the two years in the period ended December 31, 2006 and for the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period ended December 31, 2006 and for the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              Oppenheimer Capital
                            Appreciation Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF PERFORMANCE

Large-cap growth stocks again trailed the broader averages as energy and high-yielding stocks outperformed. Thus, despite outpacing its large cap growth peers, for the 2006 reporting period the Oppenheimer Capital Appreciation Portfolio trailed both the Russell 1000(R) Growth Index/1/ and the S&P 500(R) Index during 2006.

As always, our portfolio management strategy remained consistent throughout the past year. We continued to keep the Portfolio broadly diversified in growth companies with good long-term business models and a track record of shareholder-friendly management. We remained focused on companies that we believe have the potential to outperform over the next three to five years at least; offer the potential for strong, sustainable earnings growth; and are trading at appropriate valuations given their growth prospects. At the same time, we avoided concentrating too heavily in any single stock and at period end owned approximately 100 names in the Portfolio.

Our investment approach is "bottom up"--meaning that we buy and sell stocks based on individual company characteristics as opposed to our assessment of macroeconomic conditions. At the same time, we evaluate broad secular trends when making decisions about which names to add to the Portfolio. For example, in the technology sector, we believe a number of investments are positioned to benefit from the rapid development of the internet. In our opinion, we are in the early stages of an internet-driven transformation of daily life--a transformation that will require huge increases in bandwidth and technical infrastructure before it is fully realized. Portfolio holdings such as Cisco Systems, Inc., the leading maker of network communications equipment, and Internet search company Google, Inc. are potential beneficiaries of this growth in online usage. Cisco, in fact, was the Portfolio's largest holding at period end and one of the best contributors to performance during the year, recovering impressively following several disappointing quarters in the prior year.

Another trend we have been watching is the aging of the "baby boomers." This generation is just beginning to enter retirement, and in the coming years its members will be leaving the workforce in great numbers. Many of these individuals will need help with financial planning, which we believe could generate significant demand for wealth-management companies, such as portfolio holdings Northern Trust Corp., UBS AG and Legg Mason, Inc.

In the energy sector, oil field services company Schlumberger Ltd. was a significant positive performer for the Portfolio. As with many other energy-related firms, Schlumberger was helped by continued strength in oil prices for much of the period. In addition, the company benefited from strong demand for its advanced technologies, which have enabled its energy exploration and production customers to be more efficient. Another strong stock was United Kingdom-based household products company Reckitt Benckiser plc. We especially liked this company's very solid management team and focus on generating consistent cash flows and returns. Reckitt Benckiser continued to put up solid earnings during the period and added to our returns. Also boosting the Portfolio's performance was Chicago Mercantile Exchange, the world's largest futures exchange, which continued to benefit from the growing use of sophisticated strategies to reduce financial risk.

On the negative side, a position in Israeli generic drug maker Teva Pharmaceutical Industries Ltd. detracted. While Teva's products with a six-month market exclusivity period proved quite profitable, a large stable of older generics experienced larger-than-expected price drops. In the consumer discretionary sector, XM Satellite Radio Holdings, Inc. detracted from performance as well. One of two main players in the satellite radio business, XM has been pressured by increased competition as well as a slowdown in its retail business. However, we remain optimistic about the company's growth potential, as several new ORIGINAL EQUIPMENT MANAGER (OEM) launch models with built-in XM receivers are driving new subscription growth. A third recent disappointment was Internet services company Yahoo!, Inc., whose revenues suffered as the company delayed the launch of long-anticipated advertising search software.

Looking ahead, the U.S. economy has been slowing gradually. This situation has historically provided a very favorable backdrop for high-quality growth companies whose earnings have tended to grow steadily year after year--the types of companies that we regularly favor for the Portfolio. During the rising market of the past several years, many of these names have been overlooked by investors in favor of faster-growing but ultimately more speculative opportunities. As the economy begins to slow, "true" growth companies have historically stood out because earnings growth becomes harder to come by and can warrant premium prices. Although past performance is no guarantee of future results, we're optimistic that the types of growth stocks that the Portfolio owns should benefit if the economy achieves a "soft landing" instead of a more abrupt economic decline.

WILLIAM L. WILBY, CFA AND MARC L. BAYLIN, CFA
Portfolio Managers
OPPENHEIMERFUNDS, INC.

--------
/1/The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those Russell 1000 Companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Cisco Systems, Inc.                          3.29%
             -----------------------------------------------------
             Google, Inc. - Class A                       2.68%
             -----------------------------------------------------
             Monsanto Co.                                 2.41%
             -----------------------------------------------------
             Procter & Gamble Co. (The)                   1.86%
             -----------------------------------------------------
             eBay, Inc.                                   1.86%
             -----------------------------------------------------
             Yahoo!, Inc.                                 1.84%
             -----------------------------------------------------
             General Electric Co.                         1.83%
             -----------------------------------------------------
             Novartis AG                                  1.73%
             -----------------------------------------------------
             Schlumberger, Ltd.                           1.68%
             -----------------------------------------------------
             Chicago Mercantile Exchange Holdings, Inc.   1.60%
             -----------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]


Non-Cyclical                         22.0%
Communication                        19.9%
Technology                           17.0%
Cyclical                             10.8%
Financials                           10.6%
Industrials                           9.7%
Energy                                6.3%
Basic Materials                       3.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO          FOR THE YEAR ENDED 12/31/06
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                OPPENHEIMERFUNDS, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                  Fund            S&P 500
                -------          ---------
 2/12/2001      $10,000           $10,000
12/31/2001        8,573             8,509
12/31/2002        6,453             6,628
12/31/2003        8,294             8,531
12/31/2004        8,825             9,458
12/31/2005        9,241             9,923
12/31/2006        9,944            11,491



    -----------------------------------------------------------
                               Average Annual Return/2/
                            (for the year ended 12/31/06)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Oppenheimer Capital
    Appreciation
    Portfolio--Class A   7.81%  6.50%    --         3.27%
--  Class B              7.62%  6.24%  3.01%       -0.10%
    Class E              7.68%    --     --        10.67%
    -----------------------------------------------------------
- - S&P 500(R) Index/1/ 15.79% 10.44%  6.19%        2.38%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,080.40        $3.41
  Hypothetical (5% return before expenses)     1,000.00      1,021.93         3.31
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,078.50         4.72
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,079.30         4.19
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65%, 0.90%, and 0.80% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                   SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.0%
       AEROSPACE & DEFENSE - 4.4%
       Empresa Brasileira de Aeronautica S.A.
         (ADR).....................................   215,500 $ 8,928,165
       General Dynamics Corp.......................   134,210   9,978,514
       Lockheed Martin Corp........................   114,220  10,516,235
       Rockwell Collins, Inc.......................    76,780   4,859,406
       United Technologies Corp....................   188,660  11,795,023
                                                              -----------
                                                               46,077,343
                                                              -----------
       AIR FREIGHT & LOGISTICS - 0.4%
       Expeditors International of Washington, Inc.    87,840   3,557,520
                                                              -----------
       BANKS - 0.8%
       Northern Trust Corp.........................   132,590   8,046,887
                                                              -----------
       BEVERAGES - 1.0%
       PepsiCo, Inc................................   172,790  10,808,015
                                                              -----------
       BIOTECHNOLOGY - 1.2%
       Genzyme Corp.*..............................   102,840   6,332,887
       Gilead Sciences, Inc.*......................    90,740   5,891,748
                                                              -----------
                                                               12,224,635
                                                              -----------
       CHEMICALS - 3.7%
       Monsanto Co.................................   479,420  25,183,932
       Praxair, Inc................................   217,660  12,913,768
                                                              -----------
                                                               38,097,700
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 3.1%
       Automatic Data Processing, Inc..............   250,140  12,319,395
       Corporate Executive Board Co................   118,590  10,400,343
       Global Payments, Inc........................    89,650   4,150,795
       Kinder Morgan Management LLC*(a)............   127,123   5,806,982
                                                              -----------
                                                               32,677,515
                                                              -----------
       COMMUNICATIONS EQUIPMENT & SERVICES - 4.3%
       Cisco Systems, Inc.*........................ 1,255,980  34,325,933
       QUALCOMM, Inc...............................   280,400  10,596,316
                                                              -----------
                                                               44,922,249
                                                              -----------
       COMMUNICATIONS SERVICES - 0.5%
       Alliance Data Systems Corp.*................    85,430   5,336,812
                                                              -----------
       COMPUTERS & PERIPHERALS - 3.4%
       Apple Computer, Inc.*.......................   191,550  16,251,102
       EMC Corp.*..................................   926,010  12,223,332
       Network Appliance, Inc.*....................   181,900   7,145,032
                                                              -----------
                                                               35,619,466
                                                              -----------
       CONSTRUCTION & ENGINEERING - 0.2%
       KBR, Inc.*(a)...............................    68,050   1,780,188
                                                              -----------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
       Broadcom Corp. - Class A*...................   434,960  14,053,557
       Danaher Corp................................   137,430   9,955,429
       Harman International Industries, Inc........    62,660   6,260,361
                                                              -----------
                                                               30,269,347
                                                              -----------

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------

       ENERGY EQUIPMENT & SERVICES - 1.6%
       Schlumberger, Ltd............................ 266,110 $16,807,508
                                                             -----------
       FINANCIAL - DIVERSIFIED - 7.2%
       Chicago Merchantile Exchange Holdings, Inc...  32,760  16,699,410
       Franklin Resources, Inc......................  59,770   6,584,861
       Goldman Sachs Group, Inc. (The)..............  53,040  10,573,524
       Legg Mason, Inc.............................. 131,220  12,472,461
       Nomura Holdings, Inc......................... 269,200   5,092,604
       Prudential Financial, Inc.................... 163,120  14,005,483
       UBS AG....................................... 166,204  10,053,344
                                                             -----------
                                                              75,481,687
                                                             -----------
       FOOD & DRUG RETAILING - 0.9%
       Sysco Corp................................... 141,960   5,218,449
       Whole Foods Market, Inc......................  86,220   4,046,305
                                                             -----------
                                                               9,264,754
                                                             -----------
       FOOD PRODUCTS - 2.0%
       Cadbury Schweppes Plc........................ 568,940   6,089,128
       Nestle S.A...................................  42,718  15,134,862
                                                             -----------
                                                              21,223,990
                                                             -----------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.8%
       St. Jude Medical, Inc.*...................... 235,420   8,606,955
       Thermo Electron Corp.*....................... 316,260  14,323,416
       Varian Medical Systems, Inc.*................ 123,790   5,888,690
                                                             -----------
                                                              28,819,061
                                                             -----------
       HEALTH CARE PROVIDERS & SERVICES - 2.7%
       Caremark Rx, Inc............................. 146,300   8,355,193
       Express Scripts, Inc.*.......................  68,870   4,931,092
       UnitedHealth Group, Inc...................... 267,540  14,374,924
                                                             -----------
                                                              27,661,209
                                                             -----------
       HOTELS, RESTAURANTS & LEISURE - 1.4%
       Las Vegas Sands Corp.*.......................  88,320   7,902,874
       Melco PBL Entertainment Macau, Ltd. (ADR)*... 103,700   2,204,662
       Panera Bread Co.*(a).........................  80,810   4,518,087
                                                             -----------
                                                              14,625,623
                                                             -----------
       HOUSEHOLD PRODUCTS - 3.1%
       Procter & Gamble Co. (The)................... 302,460  19,439,104
       Reckitt Benckiser Plc........................ 287,900  13,158,586
                                                             -----------
                                                              32,597,690
                                                             -----------
       INDUSTRIAL - DIVERSIFIED - 2.3%
       General Electric Co.......................... 486,200  18,091,502
       Textron, Inc.................................  59,510   5,580,253
                                                             -----------
                                                              23,671,755
                                                             -----------
       INSURANCE - 2.3%
       American International Group, Inc............ 229,970  16,479,650
       Hartford Financial Services Group, Inc. (The)  83,780   7,817,512
                                                             -----------
                                                              24,297,162
                                                             -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - 7.0%
       eBay, Inc. *................................. 644,520 $19,380,716
       F5 Networks, Inc.*...........................  92,200   6,842,162
       Google, Inc. - Class A*......................  60,610  27,909,693
       Yahoo!, Inc.*................................ 751,490  19,193,055
                                                             -----------
                                                              73,325,626
                                                             -----------
       IT CONSULTING & SERVICES - 2.5%
       Affiliated Computer Services, Inc. - Class A* 327,700  16,004,868
       Cognizant Technology
         Solutions Corp. - Class A*................. 123,030   9,492,995
                                                             -----------
                                                              25,497,863
                                                             -----------
       MEDIA - 1.1%
       Comcast Corp. - Special - Class A*........... 269,940  11,305,087
                                                             -----------
       OIL & GAS - 4.0%
       Halliburton Co............................... 478,100  14,845,005
       Occidental Petroleum Corp.................... 128,140   6,257,076
       Smith International, Inc..................... 307,580  12,632,311
       XTO Energy, Inc.............................. 173,000   8,139,650
                                                             -----------
                                                              41,874,042
                                                             -----------
       PHARMACEUTICALS - 7.7%
       Allergan, Inc................................  39,240   4,698,598
       Celgene Corp.*(a)............................ 144,040   8,286,621
       Covance, Inc.*............................... 146,110   8,607,340
       Genentech, Inc.*............................. 118,370   9,603,358
       Novartis AG.................................. 305,252  17,525,388
       Roche Holdings AG............................  90,360  16,152,067
       Sepracor, Inc.*(a)...........................  84,320   5,192,425
       Shionogi & Co., Ltd.......................... 236,000   4,623,129
       Teva Pharmaceutical Industries, Ltd. (ADR)... 184,400   5,731,152
                                                             -----------
                                                              80,420,078
                                                             -----------
       RETAIL - MULTILINE - 3.2%
       CVS Corp..................................... 197,120   6,092,979
       J.C. Penney Co., Inc......................... 106,870   8,267,463
       Kohl's Corp.*................................ 136,090   9,312,639
       Target Corp.................................. 174,140   9,934,687
                                                             -----------
                                                              33,607,768
                                                             -----------
       RETAIL - SPECIALTY - 4.0%
       Best Buy Co., Inc............................ 167,940   8,260,969
       Lowe's Cos., Inc............................. 384,110  11,965,026
       Staples, Inc................................. 524,580  14,006,286
       Starbucks Corp.*............................. 207,480   7,348,942
                                                             -----------
                                                              41,581,223
                                                             -----------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
       Advanced Micro Devices, Inc.*................ 359,040   7,306,464
       ASML Holding N.V.* (a)....................... 183,300   4,514,679
       Marvell Technology Group, Ltd.*.............. 297,080   5,700,965
       Microchip Technology, Inc.................... 246,580   8,063,166

      -------------------------------------------------------------------
      SECURITY                                 SHARES/PAR      VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      SiRF Technology Holdings, Inc.*.........     162,690 $    4,151,849
      Texas Instruments, Inc..................     160,680      4,627,584
                                                           --------------
                                                               34,364,707
                                                           --------------
      SOFTWARE - 4.5%
      Adobe Systems, Inc.*....................     331,200     13,618,944
      Autodesk, Inc.*.........................     229,130      9,270,600
      Electronic Arts, Inc.*..................     115,980      5,840,753
      Microsoft Corp..........................     368,170     10,993,556
      Red Hat, Inc.* (a)......................     331,300      7,619,900
                                                           --------------
                                                               47,343,753
                                                           --------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
      Amdocs, Ltd.*...........................     284,650     11,030,188
      Corning, Inc.*..........................     811,450     15,182,229
      Telefonaktiebolaget LM Ericsson (ADR)...     285,100     11,469,573
      XM Satellite Radio
        Holdings, Inc. - Class A*(a)..........     526,130      7,602,579
                                                           --------------
                                                               45,284,569
                                                           --------------
      TELECOMMUNICATION SERVICES - WIRELESS - 2.7%
      America Movil S.A. de C.V. (ADR)........     147,500      6,669,950
      American Tower Corp. - Class A*.........     290,220     10,819,401
      Crown Castle International Corp.*.......     186,630      6,028,149
      NII Holdings, Inc.*(a)..................      77,120      4,969,613
                                                           --------------
                                                               28,487,113
                                                           --------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.0%
      Polo Ralph Lauren Corp..................     132,760     10,310,142
                                                           --------------
      TRADING COMPANIES & DISTRIBUTORS - 0.5%
      Fastenal Co. (a)........................     132,530      4,755,176
                                                           --------------
      Total Common Stocks (Cost $893,306,863)               1,022,025,263
                                                           --------------

      SHORT-TERM INVESTMENT - 1.8%
      State Street Bank and Trust Co.,
        Repurchase Agreement dated 12/29/06
        at 3.400% to be repurchased at
        $19,138,227 on 01/02/07 collateralized
        by $19,980,000 FNMA at 3.250% due
        02/15/09 with a value of $19,516,164.
        (Cost - $19,131,000).................. $19,131,000     19,131,000
                                                           --------------

      TOTAL INVESTMENTS - 99.8%
      (Cost $912,437,863)                                   1,041,156,263

      Other Assets and Liabilities (net) - 0.2%                 2,069,316
                                                           --------------

      TOTAL NET ASSETS - 100.0%                            $1,043,225,579
                                                           ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $40,025,325 and the collateral received consisted of cash in the amount of $40,923,385.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $1,022,025,263
   Repurchase Agreement                                                      19,131,000
   Cash                                                                             700
   Cash denominated in foreign currencies**                                     208,061
   Collateral on securities on loan                                          40,923,385
   Receivable for investments sold                                            5,461,141
   Receivable for Trust shares sold                                             680,590
   Dividends receivable                                                         604,215
   Interest receivable                                                            5,420
                                                                         --------------
     Total assets                                                         1,089,039,775
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    3,593,455
     Trust shares redeemed                                                      422,055
     Distribution and services fees - Class B                                   115,186
     Distribution and services fees - Class E                                       322
     Collateral on securities on loan                                        40,923,385
     Investment advisory fee payable (Note 3)                                   502,594
     Administration fee payable                                                   9,783
     Custodian and accounting fees payable                                      199,961
   Accrued expenses                                                              47,455
                                                                         --------------
     Total liabilities                                                       45,814,196
                                                                         --------------
NET ASSETS                                                               $1,043,225,579
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  850,167,026
   Accumulated net realized gain                                             63,533,397
   Unrealized appreciation on investments                                   128,728,507
   Undistributed net investment income                                          796,649
                                                                         --------------
     Total                                                               $1,043,225,579
                                                                         ==============
NET ASSETS
   Class A                                                               $  505,624,268
                                                                         ==============
   Class B                                                                  535,111,894
                                                                         ==============
   Class E                                                                    2,489,417
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   54,548,581
                                                                         ==============
   Class B                                                                   58,165,344
                                                                         ==============
   Class E                                                                      269,008
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $         9.27
                                                                         ==============
   Class B                                                                         9.20
                                                                         ==============
   Class E                                                                         9.25
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $  893,306,863
**Cost of cash denominated in foreign currencies                                197,933

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 8,199,593
   Interest (2)                                                               855,223
                                                                          -----------
       Total investment income                                              9,054,816
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,161,091
   Administration fees                                                        128,624
   Custody and accounting fees                                                419,799
   Distribution fee - Class B                                               1,298,986
   Distribution fee - Class E                                                   2,916
   Transfer agent fees                                                         76,125
   Audit                                                                       26,057
   Legal                                                                       41,320
   Trustee fees and expenses                                                   13,814
   Shareholder reporting                                                       51,519
   Insurance                                                                   21,508
   Other                                                                       15,667
                                                                          -----------
       Total expenses                                                       8,257,426
       Less fees waived and expenses reimbursed by the manager                (92,574)
                                                                          -----------
   Net expenses                                                             8,164,852
                                                                          -----------
   Net investment income                                                      889,964
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                         66,209,935
       Futures contracts                                                      411,480
       Foreign currency                                                      (100,911)
                                                                          -----------
   Net realized gain on investments, futures contracts and foreign
       currency                                                            66,520,504
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                         21,838,339
                                                                          -----------
   Net change in unrealized appreciation on investments                    21,838,339
                                                                          -----------
   Net realized and unrealized gain on investments, futures contracts
       and foreign currency                                                88,358,843
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $89,248,807
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $   260,505
(2)Interest income includes net security lending income of:                    69,764

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $      889,964  $    3,052,671
   Net realized gain on investments, futures contracts and foreign
       currency                                                              66,520,504      12,108,823
   Net change in unrealized appreciation on investments                      21,838,339      40,480,777
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                      89,248,807      55,642,271
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (2,452,789)       (433,925)
     Class B                                                                   (430,203)             --
     Class E                                                                     (5,722)           (559)
   From net realized gains
     Class A                                                                 (5,591,128)     (6,226,687)
     Class B                                                                 (3,832,768)     (4,764,940)
     Class E                                                                    (13,989)         (8,021)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (12,326,599)    (11,434,132)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                186,305,855     354,953,867
     Class B                                                                 56,420,742      22,348,870
     Class E                                                                  2,225,834         967,644
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  8,043,917       6,660,612
     Class B                                                                  4,262,971       4,764,940
     Class E                                                                     19,711           8,580
   Cost of shares repurchased
     Class A                                                               (396,094,179)    (24,679,611)
     Class B                                                                (61,013,326)   (174,813,423)
     Class E                                                                   (734,339)       (143,802)
                                                                         --------------  --------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        (200,562,814)    190,067,677
                                                                         --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (123,640,606)    234,275,816
   Net assets at beginning of period                                      1,166,866,185     932,590,369
                                                                         --------------  --------------
   Net assets at end of period                                           $1,043,225,579  $1,166,866,185
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $      796,649  $    2,971,978
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                               -----------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         -----------------------------------------------------
                                                                            2006       2005        2004        2003     2002(B)
                                                                         ------     -------     -------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.69     $  8.36     $  8.33     $ 6.47     $  8.57
                                                                         ------     -------     -------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.02 (a)    0.03 (a)    0.07 (a)   0.01(a)    0.01 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.66        0.39        0.47       1.85       (2.11)
                                                                         ------     -------     -------     ------     -------
Total from Investment Operations........................................   0.68        0.42        0.54       1.86       (2.10)
                                                                         ------     -------     -------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.03)      (0.01)      (0.06)        --       (0.00)+
Distributions from Net Realized Capital Gains...........................  (0.07)      (0.08)      (0.45)        --          --
                                                                         ------     -------     -------     ------     -------
Total Distributions.....................................................  (0.10)      (0.09)      (0.51)        --       (0.00)+
                                                                         ------     -------     -------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.27     $  8.69     $  8.36     $ 8.33     $  6.47
                                                                         ======     =======     =======     ======     =======
TOTAL RETURN                                                               7.81%       4.99%       6.70%     28.75%     (24.47)%
Ratio of Expenses to Average Net Assets**...............................   0.65%       0.69%       0.68%      0.72%       0.75 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A         N/A         N/A       0.72%        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.65%       0.64%(c)    0.69%(c)   0.75%(c)    0.99 %
Ratio of Net Investment Income to Average Net Assets....................   0.22%       0.42%       0.90%      0.07%       0.17 %
Portfolio Turnover Rate.................................................   60.7%       72.4%       65.3%      36.6%       20.6 %
Net Assets, End of Period (in millions)................................. $505.6      $664.2      $298.0       $0.2        $0.7

                                                                                                   CLASS B
                                                                         -----------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                            2006       2005        2004         2003
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.62     $  8.31     $  8.29     $  6.45
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................  (0.01)(a)    0.01 (a)    0.06 (a)    0.00 +
Net Realized/Unrealized Gain (Loss) on Investments......................   0.67        0.38        0.46        1.84
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................   0.66        0.39        0.52        1.84
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.01)         --       (0.05)         --
Distributions from Net Realized Capital Gains...........................  (0.07)      (0.08)      (0.45)         --
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.08)      (0.08)      (0.50)         --
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.20     $  8.62     $  8.31     $  8.29
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               7.62 %      4.71%       6.40%      28.53 %
Ratio of Expenses to Average Net Assets**...............................   0.90 %      0.94%       0.95%       0.99 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A         N/A         N/A        0.99 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.90 %      0.89%(c)    0.91%(c)    0.98 %(c)
Ratio of Net Investment Income (Loss) to Average Net Assets.............  (0.06)%      0.18%       0.67%      (0.03)%
Portfolio Turnover Rate.................................................   60.7 %      72.4%       65.3%       36.6 %
Net Assets, End of Period (in millions)................................. $535.1      $501.8      $634.6      $551.0

                                                                         --------

                                                                         --------
                                                                             2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  8.57
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................    0.00 +(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (2.12)
                                                                         -------
Total from Investment Operations........................................   (2.12)
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................   (0.00)+
Distributions from Net Realized Capital Gains...........................      --
                                                                         -------
Total Distributions.....................................................   (0.00)+
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  6.45
                                                                         =======
TOTAL RETURN                                                              (24.73)%
Ratio of Expenses to Average Net Assets**...............................    1.00 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........     N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.22 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   (0.02)%
Portfolio Turnover Rate.................................................    20.6 %
Net Assets, End of Period (in millions).................................  $122.4

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                CLASS E
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO                               -----------------
                                                                          FOR THE YEARS ENDED
                                                                              DECEMBER 31,
                                                                         -----------------
                                                                            2006      2005(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.68     $ 7.97
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.00+(a)   0.01 (a)
Net Realized/Unrealized Gain on Investments.............................   0.67       0.79
                                                                         ------     ------
Total from Investment Operations........................................   0.67       0.80
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.03)     (0.01)
Distributions from Net Realized Capital Gains...........................  (0.07)     (0.08)
                                                                         ------     ------
Total Distributions.....................................................  (0.10)     (0.09)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 9.25     $ 8.68
                                                                         ======     ======
TOTAL RETURN                                                               7.68%     10.01%
Ratio of Expenses to Average Net Assets.................................   0.80%      0.83%*
Ratio of Expenses to Average Net Assets After Broker Rebates............    N/A        N/A
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.80%      0.80%(c)*
Ratio of Net Investment Income to Average Net Assets....................   0.03%      0.15%*
Portfolio Turnover Rate.................................................   60.7%      72.4%
Net Assets, End of Period (in millions).................................   $2.5       $0.9

*  Annualized
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Oppenheimer Capital Appreciation Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
         Portfolio                                   Total   12/31/2010
         ---------                                  -------- ----------

         Oppenheimer Capital Appreciation Portfolio $420,575  $420,575

Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with OppenheimerFunds, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                             Management Fees
                                            earned by Manager
                                            for the year ended
Portfolio                                   December 31, 2006  % per annum     Average Daily Assets
---------                                   ------------------ ----------- ----------------------------

Oppenheimer Capital Appreciation Portfolio*     $6,161,091         0.65%   First $150 Million

                                                                  0.625%   $150 Million to $300 Million

                                                                   0.60%   $300 Million to $500 Million

                                                                   0.55%   $500 Million to $700 Million

                                                                  0.525%   $700 Million to $900 Million

                                                                   0.50%   Over $900 Million

* Prior to November 12, 2006, the management fees for the Portfolio was 65 basis points first $150 million, 62.5 basis points next $150 million, 60 basis points next $200 million, and 55 basis points over $500 million per annum of average daily assets. The management fees earned for the period January 1, 2006 through October 31, 2006 was $5,167,886 for the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                   Maximum Expense Ratio
                                                   under current Expense
                                                   Limitation Agreement
                                                  ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Oppenheimer Capital Appreciation Portfolio  0.75%   1.00%   0.90%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

For the period July 1, 2005 through October 31, 2006, if the average monthly net assets of the Oppenheimer Capital Appreciation Portfolio were in excess of $1 billion, a discount to the total fees for the Portfolio for that month of 2.5% was applied. Such fee was accrued daily and paid monthly by the tenth business day following the end of the month in which such fee was accrued. If OppenheimerFunds, Inc. ("Oppenheimer") shall serve for less than the whole of any month, the foregoing compensation was prorated. For the purpose of determining fees payable to Oppenheimer, the value of the Portfolio's net assets was computed at the times and in the manner specified in the Trust's Registration Statement.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2006 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

  Portfolio                                  Affiliate              Commission
  ---------                                  ---------              ----------

  Oppenheimer Capital Appreciation Portfolio Oppenheimer & Co, Inc.   $9,249

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                 Shares Issued              Net Increase
                                                                    Through                  (Decrease)
                                           Beginning    Shares     Dividend      Shares      in Shares     Ending
                                            Shares       Sold    Reinvestment  Repurchased  Outstanding    Shares
-                                          ---------- ---------- ------------- -----------  ------------ ----------

Oppenheimer Capital Appreciation Portfolio

 Class A
 12/31/2006                                76,444,565 21,089,774    888,831    (43,874,589) (21,895,984) 54,548,581
 12/31/2005                                35,659,977 42,967,970    759,477     (2,942,859)  40,784,588  76,444,565

 Class B
 12/31/2006                                58,206,388  6,382,277    474,190     (6,897,511)     (41,044) 58,165,344
 12/31/2005                                76,391,037  2,697,349    547,065    (21,429,063) (18,184,649) 58,206,388

 Class E
 12/31/2006                                    98,712    250,981      2,180        (82,865)     170,296     269,008
 05/02/2005-12/31/2005                             --    114,497        979        (16,764)      98,712      98,712

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                      Purchases                         Sales
                                           ------------------------------- -------------------------------
                                           U.S. Government Non-Government  U.S. Government Non-Government
                                           --------------- --------------- --------------- ---------------

Oppenheimer Capital Appreciation Portfolio       $--       $637,225,277.00       $--       $835,320,257.00

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                             Federal       Gross         Gross
                                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                      Cost     Appreciation (Depreciation)  Appreciation
---------                                  ------------ ------------ -------------- --------------

Oppenheimer Capital Appreciation Portfolio $918,118,336 $151,768,512  $(28,730,585)  $123,037,927

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of    Value of
                                                  Securities  Collateral
                                                  ----------- -----------

       Oppenheimer Capital Appreciation Portfolio $40,025,325 $40,923,385

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                              Ordinary Income    Long-Term Capital Gain          Total
                                           --------------------- ---------------------  -----------------------
                                              2006       2005       2006        2005       2006        2005
                                           ---------- ---------- ----------  ---------- ----------- -----------

Oppenheimer Capital Appreciation Portfolio $3,174,051 $5,834,260 $9,152,548  $5,599,872 $12,326,599 $11,434,132

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed     Net
                                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                              Income         Gain      Appreciation   and Deferrals       Total
                                           ------------- ------------- ------------ ------------------ ------------

Oppenheimer Capital Appreciation Portfolio  $10,500,594   $59,930,493  $123,048,040     $(420,575)     $193,058,552

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Oppenheimer Capital Appreciation Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                PIMCO Inflation
                           Protected Bond Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Fixed income assets, including Treasury Inflation-Protection Securities (TIPS), gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers U.S. TIPS Index, returned 0.41 percent for the full year and -1.29 percent in the fourth quarter. At the close of 2006 the ten-year TIPS yielded 2.42 percent above inflation, 35 basis points higher than at the start of the year. Inflation accruals and coupon return helped keep TIPS returns in positive territory.

TIPS struggled in the first half of the year, as did most domestic fixed income assets, as the U.S. economy continued to strengthen, prompting the Federal Reserve to raise rates four additional times. The economic backdrop in the final two quarters of 2006 was generally more benign with signs of slowing growth. This was particularly evident in the housing sector where home prices declined in many markets and inventories of unsold homes remained near record levels. As growth slowed, real interest rates generally moved lower, which was positive for TIPS. Inflation expectations, as reflected by breakeven inflation or the difference between nominal and real yields, also declined as energy prices eased. This decline in breakeven inflation caused TIPS to underperform nominal Treasuries in 2006.

The Fed held rates steady four times in a row during the second half of the year and bond markets as a whole interpreted this as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate 17 straight times between June 2004 and June 2006. However, bond investors' confidence in a softening economy was dented somewhat near the end of the year. Strength in retail sales, lower gasoline prices and higher-than-expected housing starts fueled uncertainty about future Fed easing. As a result, interest rates including TIPS yields trended upward in late December, eroding gains for the calendar year.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

PIMCO's diversified mix of higher quality strategies preserved value in 2006 even though our expectations of a steeper yield curve and widening risk premiums proved premature. The PIMCO Inflation Protected Bond Portfolio benefited from tactical adjustments and holdings in non-Index securities, such as mortgages, high yield credit, and non-U.S. currencies.

Above-benchmark duration from TIPS was positive for returns for the year on inflation accruals and coupon return. However, TIPS underperformed like duration nominal bonds for the year, as nominal rates fell more than real rates in the second half of the year. A modest exposure to longer maturity nominal bonds added to performance, as the nominal curve continued to flatten. Exposure to short maturities via Eurodollar futures detracted from performance, as expectations of Fed easing diminished late in the year. An emphasis on mortgages provided incremental yield, as did exposure to emerging market bonds, which investors continued to find attractive based on their improving fundamentals. Exposure to the euro proved positive, as it gained versus the U.S. dollar on a favorable interest rate differential. Exposure to the yen, which lagged the U.S. dollar on a benign inflationary outlook, was negative for performance.

MARKET/PORTFOLIO OUTLOOK

The most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2 percent. The slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The predominant risk to PIMCO's forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing.

In an environment where risk is masked by low volatility and risk premiums are near historical lows, PIMCO plans to focus on select strategies that offer the highest potential reward relative to the potential risks incurred. We will likely target above-index total duration given expectations of declining yields as prior Fed interest rate increases slow economic growth. We intend to tactically manage the mix of real and nominal duration, favoring TIPS over nominal bonds when inflation expectations are likely to rise while favoring nominal bonds when inflation expectations are likely to ease. The first half of the year typically marks the period of higher seasonality in inflation, so we anticipate favoring TIPS in general. We believe that global yield curves will steepen as slower growth unfolds and markets begin to anticipate future central bank easing. We will emphasize short maturity positions in the U.S. and the U.K. to benefit from these trends. We expect the U.S. dollar to continue to weaken and plan to take positions in the yen, the euro, the Chinese renminbi and other emerging market currencies to take advantage of dollar weakness. Mortgages remain attractive as a source of high quality yield for portfolios, especially when compared with corporate bonds and other riskier assets. We will likely hold modest levels of high yield and emerging market bonds when we can gain from security selection.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      U.S. Treasury Note (0.875%, due 04/15/10)                   15.03%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.375%, due 01/15/25)   11.05%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (1.875%, due 07/15/15)    9.80%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.000%, due 01/15/14)    8.71%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.875%, due 04/15/29)    7.67%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (3.625%, due 01/15/08)    7.34%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (3.000%, due 07/15/12)    6.81%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Note (2.375%, due 04/15/11)    6.12%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (3.625%, due 04/15/28)    5.49%
      --------------------------------------------------------------------
      U.S. Treasury Inflation Index Bond (2.000%, due 01/15/26)    5.29%
      --------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                     [CHART]

U.S. Government & Agency Obligations                    76.9%
Corporate Bonds & Debt Securities                        6.9%
Foreign Bonds & Debt Securities                          6.6%
Asset-Backed Securities                                  5.3%
Collateralized Mortgage Obligations                      4.1%
Municipals                                               0.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO            FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
  PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS
                                 BOND INDEX/1/
                           Growth Based on $10,000+

                            [CHART]

                                       Lehman Global Real:
                  Fund               U.S. TIPS Bond Index
                 -------             --------------------
  5/1/2003       $10,000                    $10,000
12/31/2003        10,547                     10,568
12/31/2004        11,541                     11,460
12/31/2005        11,711                     11,785
12/31/2006        11,789                     11,833




    -------------------------------------------------------------------
                                     Average Annual Return/2/
                                   (for the year ended 12/31/06)
    -------------------------------------------------------------------
                                                          Cumulative
                                                        Return (for the
                                              Since      period ended
                             1 Year 3 Year Inception/3/  12/31/06)/4/
    -------------------------------------------------------------------
    PIMCO Inflation
    Protected Bond
--  Portfolio--Class A       0.65%  3.78%     4.58%             --
    Class B                  0.39%  3.52%     4.34%             --
    Class E                     --     --        --          1.41%
    -------------------------------------------------------------------
    Lehman Global Real: U.S.
- - TIPS Bond Index/1/       0.41%  3.85%     4.70%             --
    -------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 4/30/03.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,015.10        $3.05
  Hypothetical (5% return before expenses)     1,000.00      1,022.18         3.06
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,014.10        $4.26
  Hypothetical (5% return before expenses)     1,000.00      1,020.97         4.28
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,014.10        $3.81
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, 0.84%, and 0.75% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------------
    SECURITY                                       PAR              VALUE
    DESCRIPTION                                   AMOUNT           (NOTE 2)
    ------------------------------------------------------------------------------

    MUNICIPALS - 0.3%
    Badger Tobacco Asset Securitization
      Corp. 6.375%, due 06/01/32.............. $   1,000,000    $     1,093,090
    California County Tob Securitization
      Agency 5.625%, due 06/01/23.............       175,000            176,827
    Golden State Tobacco Securitization
      Corp. 6.750%, due 06/01/39..............     1,000,000          1,146,760
    New York City Municipal Water
      Finance Authority 4.750%, due
      06/15/38................................       300,000            308,973
    Tobacco Settlement Financing Corp.
      6.000%, due 06/01/23....................     1,000,000          1,062,380
    Tobacco Settlement Revenue
      Management 6.375%, due
      05/15/28................................       200,000            215,272
                                                                ---------------
    Total Municipals
    (Cost $3,408,935)                                                 4,003,302
                                                                ---------------

    DOMESTIC BONDS & DEBT SECURITIES - 25.4%
    ASSET-BACKED SECURITIES - 8.3%
    Aames Mortgage Investment Trust
      5.410%, due 04/25/36+...................       144,205            144,312
    Accredited Mortgage Loan Trust
      5.510%, due 09/25/35....................       400,000            400,362
    Ace Securities Corp.
     5.460%, due 10/25/35+....................     1,301,885          1,302,893
     5.370%, due 07/25/36-12/25/36+...........     1,190,038          1,191,151
    Alternative Loan Trust 5.420%, due
      07/25/46+...............................       695,261            695,839
    American Home Mortgage Investment
      Trust 5.500%, due 09/25/35+.............       200,514            200,655
    Argent Securities, Inc.
      5.470%, due 10/25/35+...................        83,807             83,864
     5.490%, due 02/25/36+....................       656,520            656,520
     5.430%, due 03/25/36+....................       796,053            796,053
     5.370%, due 10/25/36+....................     1,245,672          1,245,478
    Arkle Master Issuer Plc 5.330%, due
      11/17/07 (144A)+(a).....................     1,300,000          1,302,241
    Asset Backed Funding Certificates
      5.700%, due 06/25/34+...................     1,737,745          1,740,664
     5.380%, due 11/25/36+....................       162,543            162,518
    Asset Backed Securities Corp. Home
      Equity 5.370%, due 11/25/36+............       194,538            194,662
    Bank One Issuance Trust 5.460%,
      due 12/15/10+...........................       700,000            701,628
    Bear Stearns Asset Backed Securities, Inc.
      5.680%, due 10/25/32-01/25/36+..........       243,383            243,668
     5.550%, due 09/25/34+....................       695,757            696,679
     5.430%, due 12/25/35+....................       308,348            308,348
     5.440%, due 04/25/36+....................       510,526            510,883
     5.370%, due 11/25/36+....................       192,957            192,896

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Capital One Auto Finance Trust
        5.340%, due 12/14/07............... $   1,300,000 $     1,299,797
      Centex Home Equity Loan Trust
        5.400%, due 06/25/36+..............     2,480,597       2,482,189
      Chase Credit Card Master Trust
        5.450%, due 10/15/09+..............       400,000         400,481
       5.470%, due 02/15/10+...............       300,000         300,281
       5.460%, due 10/15/10................       500,000         501,269
       5.460%, due 02/15/11+...............     1,200,000       1,202,437
      Chase Issuance Trust 5.360%, due
        12/15/10+..........................       400,000         400,424
      Citibank Credit Card Issuance Trust
        5.435%, due 03/20/09+..............     2,600,000       2,602,153
       5.474%, due 01/15/10+...............       500,000         500,973
      Citigroup Mortgage Loan Trust, Inc.
        5.650%, due 11/25/34+..............        42,903          42,942
       5.430%, due 09/25/35-12/25/35+......     1,062,844       1,062,844
       4.900%, due 12/25/35 +..............       246,305         244,606
       5.400%, due 11/25/36 +..............       590,071         590,679
      Countrywide Asset-Backed Certificates
        5.450%, due 01/25/36+..............         8,966           8,971
       5.540%, due 01/25/36 +..............     1,300,000       1,301,021
       5.420%, due 07/25/36-09/25/36+......     1,624,937       1,626,140
       5.480%, due 07/25/36+...............       585,445         585,536
       5.400%, due 01/25/37+...............     1,292,499       1,293,561
       5.370%, due 03/25/37-05/25/37+......     1,926,259       1,927,093
       5.430%, due 06/25/37+...............     3,400,000       3,402,128
       5.380%, due 01/25/46+...............     1,834,791       1,834,219
       5.410%, due 09/25/46+...............       688,920         688,812
       5.460%, due 10/25/46+...............     1,423,495       1,423,718
      Equity One ABS, Inc. 5.650%, due
        04/25/34+..........................       158,475         159,243
      FBR Securitization Trust
        5.530%, due 09/25/35+..............     1,091,709       1,092,524
       5.460%, due 10/25/35+...............        84,920          84,981
       5.470%, due 10/25/35+...............       184,512         184,512
      Ford Credit Auto Owner Trust
        4.240%, due 03/15/08...............       253,610         253,526
      Fremont Home Loan Trust
        5.440%, due 01/25/36+..............       396,408         396,689
       5.520%, due 01/25/36+...............       300,000         300,285
       5.370%, due 10/25/36+...............       174,479         174,591
       5.410%, due 01/25/37+...............       700,000         699,563
      GSAMP Mortgage Securities Corp.
        5.460%, due 11/25/35+..............     1,076,896       1,077,701

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      GSAMP Trust
        5.640%, due 03/25/34+............... $     374,619 $       375,349
       5.360%, due 10/25/36+................       286,945         286,811
       5.390%, due 10/25/36+................       302,894         302,894
      Home Equity Asset Trust
        5.460%, due 02/25/36+...............       390,345         390,678
       5.430%, due 05/25/36 (144A)+(a)......       600,354         600,260
      Honda Auto Receivables Owner Trust
        5.342%, due 11/15/07................     1,170,534       1,170,352
      HSI Asset Securitization Corp. Trust
        5.370%, due 10/25/36+...............       287,476         286,893
      Hyundai Auto Receivables Trust
        5.348%, due 11/15/07................       299,718         299,889
      Impac Secured Assets Corp. 5.400%,
        due 01/25/37+.......................       488,729         488,726
      Indymac Residential Asset Backed
        Trust
        5.450%, due 03/25/36+...............       651,051         651,541
       5.370%, due 11/25/36+................       540,510         540,341
      JPMorgan Mortgage Acquisition Corp.
        5.420%, due 05/25/35-11/25/36+......       664,068         664,639
       5.560%, due 06/25/35+................        67,413          67,586
       5.370%, due 07/25/36-08/25/36+.......     1,856,732       1,858,000
       5.360%, due 08/25/36+................       285,027         285,229
      Long Beach Mortgage Loan Trust
        5.550%, due 11/25/34+...............       257,473         257,691
       5.530%, due 08/25/35+................       321,549         321,898
       5.420%, due 03/25/36+................       222,671         222,846
       5.410%, due 04/25/36+................       208,612         208,770
       5.380%, due 06/25/36+................       123,130         123,221
       5.360%, due 11/25/36+................       195,194         195,386
      Master Asset Backed Securities Trust
        5.380%, due 10/25/36+...............        86,052          86,038
      MBNA Credit Card Master Note Trust
        5.450%, due 12/15/11+...............       100,000         100,337
      Merrill Lynch Floating Trust 5.420%,
        due 06/15/22 (144A)+(a).............       272,347         272,517
      Merrill Lynch Mortgage Investors Trust
        5.507%, due 06/25/36+...............     1,036,176       1,036,709
       5.430%, due 01/25/37+................       344,814         344,814
       5.400%, due 05/25/37+................       921,622         921,478
       5.350%, due 06/25/37+................       459,424         459,746
       5.440%, due 10/25/37+................       731,634         732,103
      Merrill Lynch Mortgage Investors, Inc.
        5.420%, due 08/25/36................     5,000,000       5,004,699
      Morgan Stanley ABS Capital I
        5.380%, due 06/25/36+...............        65,956          65,998
       5.390%, due 06/25/36-07/25/36+.......     3,669,211       3,668,197
       5.370%, due 09/25/36-10/25/36+.......     1,326,195       1,326,583
       5.360%, due 10/25/36+................       863,150         862,881

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    ASSET-BACKED SECURITIES - CONTINUED
    Morgan Stanley IXIS Real Estate
      Capital Trust 5.370%, due
      11/25/36+.............................. $     191,229 $       191,169
    Nelnet Student Loan Trust
      5.347%, due 10/27/14+..................       244,658         244,658
     5.467%, due 07/25/16-10/25/16+..........     1,604,412       1,606,930
    New Century Home Equity Loan Trust
      5.460%, due 09/25/35+..................        61,158          61,192
     5.470%, due 10/25/35+...................        51,556          51,594
    Newcastle Mortgage Securities Trust
      5.420%, due 03/25/36+..................       385,184         385,494
    Nissan Auto Lease Trust 5.347%, due
      12/14/07...............................       353,628         353,628
    Nomura Asset Acceptance Corp. 5.490%,
      due 01/25/36 (144A)+(a)................       553,031         553,441
    Nomura Home Equity Loan, Inc.
      5.430%, due 02/25/36+..................       125,467         125,572
    Option One Mortgage Loan Trust
      5.450%, due 11/25/35+..................       484,347         484,710
     5.400%, due 07/25/36+...................       141,602         141,701
     5.360%, due 02/25/37+...................        94,230          94,201
    Park Place Securities, Inc. 5.610%,
      due 09/25/35+..........................        82,923          83,088
    Phoenix Quake Wind, Ltd. 7.820%,
      due 07/03/08 (144A)+(b)................     1,500,000       1,508,340
    Renaissance Home Equity Loan Trust
      5.500%, due 11/25/35+..................        21,194          21,206
    Residential Asset Mortgage Products, Inc.
      5.430%, due 01/25/36+..................       441,100         441,100
     5.390%, due 11/25/36+...................       364,319         364,552
    Residential Asset Securities Corp.
      5.450%, due 10/25/35+..................       679,786         680,300
     5.420%, due 04/25/36-11/25/36+..........       558,385         558,537
     5.390%, due 06/25/36-11/25/36+..........     5,708,812       5,711,408
    Securitized Asset Backed Receivables
      LLC Trust
      5.420%, due 10/25/35+..................       255,324         255,324
     5.370%, due 09/25/36+...................       269,569         269,719
    SLM Student Loan Trust
      5.392%, due 04/25/12+..................       500,000         499,922
     5.345%, due 10/25/12+...................     1,100,000       1,099,828
     5.323%, due 07/25/13+...................       900,000         900,000
     5.467%, due 10/25/13+...................        86,408          86,523
    Small Business Administration
      4.504%, due 02/01/14...................     2,179,191       2,114,647
    Soundview Home Equity Loan Trust
      5.580%, due 06/25/35+..................       369,838         370,294
     5.380%, due 11/25/36 (144A)+(a).........       583,273         583,091
     5.430%, due 01/25/37+...................     1,900,000       1,901,190

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ASSET-BACKED SECURITIES - CONTINUED
       Soundview Home Loan Trust
         5.420%, due 02/25/36-03/25/36+.... $     441,387 $       441,387
        5.380%, due 07/25/36+..............     1,581,543       1,581,297
       Specialty Underwriting & Residential
         Finance
         5.350%, due 06/25/37+.............       154,718         154,827
        5.395%, due 11/25/37+..............        96,183          96,138
       Structured Asset Investment Loan
         Trust
         5.440%, due 07/25/35+.............        84,255          84,317
        5.370%, due 07/25/36+..............       146,394         146,488
       Structured Asset Securities Corp.
         4.900%, due 04/25/35+.............     1,492,706       1,443,412
        5.345%, due 10/25/35 (144A)+(a)....       855,612         854,460
        5.430%, due 11/25/35+..............       384,760         385,058
        5.400%, due 05/25/36+..............        72,958          73,005
        5.370%, due 10/25/36+..............     1,391,677       1,392,930
       Susquehanna Auto Lease Trust 4.991%,
         due 04/16/07 (144A)(a)............        24,912          25,186
       Triad Auto Receivables Owner Trust
         5.341%, due 11/13/07..............       446,738         446,599
       Truman Capital Mortgage Loan Trust
         5.690%, due 01/25/34
         (144A)+(a)........................        53,643          53,811
       USAA Auto Owner Trust
         5.030%, due 11/17/08..............       516,740         516,256
       Wachovia Auto Owner Trust
         5.358%, due 11/09/07 (144A)(a)....       221,880         222,046
        4.820%, due 02/20/09...............     4,737,712       4,730,312
       Washington Mutual, Inc.
         5.640%, due 08/25/45+.............       228,551         229,008
        5.846%, due 07/25/46+..............     2,278,255       2,290,042
                                                          ---------------
                                                              104,308,241
                                                          ---------------
       AUTOMOBILES - 0.3%
       DaimlerChrysler NA Holding Corp.
         5.600%, due 03/07/07+.............     4,400,000       4,400,924
                                                          ---------------
       AUTOMOTIVE LOANS - 0.3%
       Ford Motor Credit Co.
         6.315%, due 03/21/07+.............     4,300,000       4,299,411
                                                          ---------------
       BANKS - 2.9%
       American Express Centurion Bank
         5.350%, due 05/07/08+.............       500,000         500,229
       Bank of America Corp.
         5.378%, due 11/06/09+.............       900,000         900,663
       Bank of America NA
         5.377%, due 07/25/08+.............     2,800,000       2,802,430
       Bank of Ireland
         5.375%, due 12/19/08+.............     8,200,000       8,203,419
        5.415%, due 12/18/09+..............     1,100,000       1,098,568
       Charter One Bank NA
         5.430%, due 04/24/09+.............     8,000,000       8,010,440

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Commonwealth Bank of Australia
         5.390%, due 06/08/09
         (144A)+(a)........................ $     400,000 $       400,295
       DnB NORBank ASA 5.443%, due
         10/13/09 (144A)+(a)...............     1,200,000       1,200,494
       Export-Import Bk Korea 5.590%, due
         10/04/11 (144A)+(a)...............     1,600,000       1,601,642
       Royal Bank of Scotland Plc 5.424%,
         due 07/21/08 (144A)+(a)...........       400,000         400,423
       Santander US Debt SA Unipersonal
         5.375%, due 09/21/07 (144A)+(a)...       400,000         400,409
        5.425%, due 09/19/08 (144A)+(a)....       500,000         500,873
       Societe Generale/New York 5.288%,
         due 06/11/07+.....................     1,100,000       1,100,051
       Unicredit Luxembourg Finance SA
         5.426%, due 10/24/08
         (144A)+(a)........................     1,700,000       1,700,830
       Unicredito Italiano/New York 5.370%,
         due 05/29/08+.....................     4,000,000       4,001,200
       Wachovia Bank National Association
         5.440%, due 12/02/10+.............     2,300,000       2,303,376
       World Savings Bank FSB
         5.415%, due 06/20/08+.............       300,000         300,598
        5.495%, due 03/02/09+..............       300,000         300,999
        5.415%, due 05/08/09+..............       400,000         400,185
                                                          ---------------
                                                               36,127,124
                                                          ---------------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
       Argent Securities, Inc. 5.420%, due
         04/25/36+.........................       852,573         852,573
       Banc of America Funding Corp.
         4.621%, due 02/20/36+.............     3,185,253       3,169,771
       Banc of America Mortgage Securities
         6.500%, due 09/25/33..............       269,970         272,585
       Bear Stearns ALT-A Trust 5.510%, due
         02/25/34+.........................     1,000,000       1,000,626
       Bear Stearns Commercial Mortgage
         Securities 6.440%, due
         06/16/30..........................       700,000         708,172
       Citigroup Commercial Mortgage Trust
         5.420%, due 11/15/36
         (144A)+(a)........................       809,117         810,512
       Citigroup Mortgage Loan Trust, Inc.
         4.700%, due 12/25/35+.............     4,048,726       3,982,839
       Commercial Mortgage Pass Through
         Certificates 6.455%, due
         05/15/32..........................       681,043         689,996

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Countrywide Alternative Loan Trust
         5.500%, due 05/31/35............. $     500,000 $       500,862
        5.630%, due 12/25/35+.............       132,218         132,608
        5.430%, due 09/20/46+.............     1,084,861       1,063,922
        5.530%, due 02/20/47+.............     1,598,898       1,604,421
       Countrywide Home Loans
         3.789%, due 11/19/33+............       266,304         256,426
        5.640%, due 04/25/35+.............     3,238,412       3,250,728
        5.690%, due 06/25/35 (144A)+(a)...       694,056         693,175
       Credit Suisse First Boston Mortgage
         Securities Corp. 4.938%, due
         12/15/40.........................       959,379         952,822
       Deutsche Alt-A Securities, Inc.
         Mortgage Loan Trust 5.450%, due
         10/25/36+........................     1,509,063       1,510,403
       First Franklin Mortgage Loan Asset
         Backed Certificates
         5.490%, due 05/25/35+............       194,946         195,098
        5.440%, due 01/25/36+.............     1,506,387       1,507,629
        5.370%, due 11/25/36-12/25/36+....     2,913,919       2,916,679
       First Horizon Pass Trust Mortgage
         4.752%, due 06/25/34+............       931,575         925,640
       GE Capital Commercial Mortgage
         Corp. 4.229%, due 12/10/37.......     6,789,451       6,647,005
       Greenpoint Mortgage Funding Trust
         5.570%, due 06/25/45+............     1,646,918       1,654,275
        5.620%, due 11/25/45+.............       875,653         877,535
        5.430%, due 10/25/46+.............       794,718         795,424
       GS Mortgage Security Corp. 4.540%,
         due 09/25/35+....................     2,149,588       2,112,870
       Harborview Mortgage Loan Trust
         5.570%, due 05/19/35+............       401,516         402,667
        5.440%, due 01/19/38+.............       599,055         600,088
       Indymac Index Mortgage Loan Trust
         5.440%, due 11/25/46+............     1,214,221       1,218,557
       Lehman XS Trust
         5.430%, due 04/25/46-11/25/46+...     4,969,497       4,969,868
        5.420%, due 05/25/46+.............       787,570         787,447
       Long Beach Mortgage Loan Trust
         5.430%, due 02/25/36+............       431,551         431,551
       Master Adjustable Rate Mortgages
         Trust 3.786%, due 11/21/34+......       600,000         583,045
       Mellon Residential Funding Corp.
         5.790%, due 12/15/30+............       261,989         263,149
        5.700%, due 11/15/31+.............     1,270,834       1,273,307
       Merrill Lynch Mortgage Investors
         Trust 5.390%, due 07/25/37+......       824,470         824,470
       Mystic Re Ltd. 14.370%, due
         12/05/08 (144A)+(b)..............       700,000         699,475

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Residential Accredit Loans, Inc.
        5.650%, due 08/25/35+.............. $     519,939 $       520,842
      Saco I Trust 5.460%, due
        12/25/35+..........................       279,788         279,973
      Securitized Asset Sales, Inc. 7.612%,
        due 11/26/23.......................        11,855          11,820
      Sequoia Mortgage Trust 5.700%, due
        10/19/26+..........................       564,078         564,661
      SG Mortgage Securities Trust 5.450%,
        due 10/25/35+......................       322,474         322,703
      Small Business Administration
        Participation Certificates 4.880%,
        due 11/01/24.......................     4,644,304       4,562,664
      Soundview Home Equity Loan Trust
        5.370%, due 10/25/36+..............     1,265,583       1,265,386
       5.420%, due 10/25/36+...............       458,908         458,979
      Structured Adjustable Rate Mortgage
        Loan Trust
        4.580%, due 02/25/34+..............       743,611         740,614
       6.227%, due 01/25/35+...............       536,816         541,690
      Structured Asset Mortgage
        Investments II 5.510%, due
        06/25/36+..........................       430,339         430,261
      Structured Asset Mortgage
        Investments, Inc. 5.420%, due
        08/25/36+..........................       991,571         991,213
      Structured Asset Securities Corp.
        5.480%, due 12/25/35
        (144A)+(a).........................     1,267,000       1,267,944
      TBW Mortgage Backed Pass Through
        Certificates
        5.450%, due 09/25/36+..............       236,316         236,521
       5.460%, due 01/25/37+...............     1,600,000       1,601,504
      Thornburg Mortgage Securities Trust
        5.460%, due 04/25/36+..............        95,857          96,016
       5.440%, due 08/25/36+...............     2,563,141       2,560,719
      Wachovia Bank Commercial Mortgage
        Trust 5.440%, due 09/15/21
        (144A)+(a).........................     4,099,863       4,102,477
      Washington Mutual
        6.027%, due 11/25/42+..............       204,050         204,909
       5.640%, due 10/25/45+...............     4,611,816       4,620,901
       5.610%, due 11/25/45+...............       671,165         673,815
       5.827%, due 02/25/46+...............       783,638         789,151
       5.846%, due 11/25/46+...............       393,603         395,871
       5.637%, due 12/25/46+...............       289,331         290,284
      Wells Fargo Mortgage Backed
        Securities Trust 3.539%, due
        09/25/34+..........................       556,048         538,197

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        -------------------------------------------------------------------

        COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
         4.109%, due 06/25/35+............ $   1,100,000 $     1,091,224
                                                         ---------------
                                                              80,298,559
                                                         ---------------
        ELECTRIC - 0.1%
        Nisource Finance Corp. 5.940%, due
          11/23/09+.......................       800,000         800,871
                                                         ---------------
        ENERGY - 0.0%
        El Paso Corp. 7.625%, due
          08/16/07........................       100,000         101,500
                                                         ---------------
        FINANCIAL - DIVERSIFIED - 4.9%
        Atlas Reinsurance PLC 7.717%, due
          01/10/10 (144A)+(b)(e)..........    11,500,000      15,126,597
        C10 Capital SPV Ltd. 6.722%, due
          12/01/49 (144A)(a)..............       600,000         600,658
        Calabash Re II Ltd. 13.746%, due
          01/08/10 (144A)+(b).............       400,000         400,251
        Citigroup, Inc.
          5.421%, due 05/02/08+...........       900,000         901,475
         5.406%, due 12/26/08+............     1,300,000       1,301,466
         5.416%, due 01/30/09+............       900,000         900,824
        General Electric Capital Corp.
          5.410%, due 03/04/08-10/26/09+..     4,300,000       4,303,975
         5.380%, due 10/24/08+............       800,000         800,666
         5.396%, due 12/12/08+............       800,000         801,060
        Goldman Sachs Group, Inc.
          5.455%, due 12/22/08+...........     1,300,000       1,302,218
         5.406%, due 12/23/08+............     6,200,000       6,201,944
         5.663%, due 06/28/10+............     4,400,000       4,430,580
        HSBC Finance Corp.
          5.375%, due 05/21/08+...........     1,400,000       1,400,595
         5.420%, due 10/21/09+............     2,100,000       2,101,898
        JPMorgan Chase & Co. 5.400%, due
          06/26/09+.......................       700,000         700,745
        Lehman Brothers Holdings, Inc.
          5.400%, due 11/24/08+...........       300,000         300,207
         5.415%, due 12/23/08+............     6,300,000       6,302,564
        Merrill Lynch & Co., Inc.
          5.414%, due 10/23/08+...........     2,500,000       2,501,660
         5.395%, due 12/22/08+............     4,100,000       4,101,286
        Morgan Stanley
          5.499%, due 02/15/07+...........     1,700,000       1,700,362
         5.390%, due 11/21/08+............     1,100,000       1,100,546
         5.614%, due 01/22/09+............       300,000         300,286
        Rabobank Nederland 5.394%, due
          01/15/09 (144A)+(a).............       800,000         800,586
        Redwood Capital IX Ltd.
          11.614%, due 01/09/08 (144A)+(b)     1,400,000       1,401,050
         13.114%, due 01/09/08 (144A)+(b).       500,000         500,375
        Vita Capital III Ltd. 6.486%, due
          01/01/12 (144A)+(b).............       800,000         799,800
                                                         ---------------
                                                              61,083,674
                                                         ---------------

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - 0.5%
      HCA, Inc. 5.697%, due 11/14/13
        (144A)(a)........................... $   6,300,000 $     6,375,266
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 0.2%
      Starwood Hotels & Resorts
        Worldwide, Inc. 7.375%, due
        05/01/07............................     2,200,000       2,209,163
                                                           ---------------
      INSURANCE - 0.7%
      American International Group, Inc.
        5.365%, due 06/23/08
        (144A)+(b)..........................     6,200,000       6,203,883
      Foundation Re II Ltd. 12.123%, due
        11/26/10 (144A)+(b).................     1,000,000         999,900
      Shackleton Re Ltd. 13.376%, due
        02/07/08 (144A)+(b).................     1,000,000       1,007,100
      Vita Capital, Ltd. 6.722%, due
        01/01/07 (144A)+(b).................       800,000         800,000
                                                           ---------------
                                                                 9,010,883
                                                           ---------------
      RETAIL - MULTILINE - 0.3%
      Wal-Mart Stores, Inc. 5.265%, due
        06/16/08............................     3,600,000       3,600,396
                                                           ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.5%
      America Movil S.A. de C.V. 5.466%,
        due 06/27/08 (144A)+(b).............     6,200,000       6,195,665
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $318,652,208)                                      318,811,677
                                                           ---------------

      FOREIGN BONDS & DEBT SECURITIES - 10.4%
      BRAZIL - 0.1%
      Federal Republic of Brazil 8.000%,
        due 01/15/18........................       733,000         816,929
                                                           ---------------
      CANADA - 0.1%
      Government of Canada 3.000%, due
        12/01/36............................       635,094         702,996
                                                           ---------------
      CAYMAN ISLANDS - 0.3%
      Atlantic & Western, Ltd.
        11.372%, due 01/09/07
         (144A)+(b).........................     2,000,000       2,001,100
       11.622%, due 01/09/09
         (144A)+(b).........................     1,200,000       1,158,564
                                                           ---------------
                                                                 3,159,664
                                                           ---------------
      FRANCE - 0.9%
      Government of France 3.000%, due
        07/25/12............................     7,716,940      10,860,467
                                                           ---------------
      GERMANY - 5.7%
      Bundesobligation 4.000%, due
        02/16/07............................     5,590,000       7,378,973
      Deutschland Republic 6.000%, due
        01/04/07............................    20,390,000      26,903,967

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      GERMANY - CONTINUED
      Federal Republic of Germany
        Treasury Bill 4.732%, due
        02/14/07(c)......................... $  28,270,000 $    37,156,637
                                                           ---------------
                                                                71,439,577
                                                           ---------------
      ITALY - 0.1%
      Unicredito Italiano S.p.A. 5.358%, due
        05/06/08............................     1,400,000       1,399,452
                                                           ---------------
      NETHERLANDS - 3.4%
      Dutch Treasury Certificate 3.389%,
        due 02/28/07(c).....................    32,480,000      42,629,612
                                                           ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $130,915,727)                                      131,008,697
                                                           ---------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 119.9%
      Federal Home Loan Mortgage Corp.
        5.500%, due 06/12/08................       500,000         500,053
       4.500%, due 05/15/17.................       546,399         535,278
       4.000%, due
         03/15/23-10/15/23..................     1,139,077       1,123,800
       5.700%, due 12/15/30+................       484,470         485,539
       5.610%, due 08/25/31+................       207,853         208,907
       4.560%, due 01/01/34+................       691,933         682,488
       5.958%, due
         10/25/44-02/25/45+.................    19,895,675      19,976,910
      Federal National Mortgage Assoc.
       5.500%, due
         06/01/34-09/01/35..................    13,642,669      13,491,599
       5.500%, due
         08/25/34-06/01/36+.................     1,519,175       1,510,368
       4.190%, due 11/01/34+................     6,534,893       6,472,448
       4.692%, due 01/01/35+................       621,717         615,046
       4.678%, due 05/25/35+................     2,700,000       2,666,470
       6.000%, due
         05/01/36-01/01/37..................    21,912,167      22,094,745
       5.410%, due 12/25/36+................       681,722         683,325
       5.700%, due 05/25/42+................       307,427         308,491
       5.950%, due 02/25/44.................     1,240,692       1,239,204
       5.958%, due 03/01/44.................     9,572,589       9,634,531
       6.028%, due 07/01/44+................       185,525         186,916
       6.027%, due 09/01/44+................       301,159         303,621
       5.500%, due TBA(d)...................     7,700,000       7,610,973
      U.S. Treasury Bond
        6.625%, due 02/15/27................     1,500,000       1,828,595
       4.500%, due 02/15/36.................     4,100,000       3,900,129
      U.S. Treasury Inflation Index Bond
        2.375%, due 04/15/11-01/15/25.......   216,503,911     215,649,211
       2.000%, due 01/15/26.................    70,582,115      66,402,383
       3.625%, due 04/15/28.................    57,078,250      68,933,174
       3.875%, due 04/15/29.................    76,449,205      96,296,184

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         3.375%, due 04/15/32............. $   2,725,416 $     3,293,071
        U.S. Treasury Inflation Index Note
          0.875%, due 04/15/10............   198,976,360     188,701,318
         3.500%, due 01/15/11.............    59,530,966      61,991,321
         3.375%, due
           01/15/07-01/15/12..............    35,857,635      35,843,567
         3.000%, due 07/15/12.............    83,071,287      85,514,829
         1.875%, due
           07/15/13-07/15/15..............   152,979,883     146,842,677
         2.000%, due
           01/15/14-01/15/16..............   222,520,947     215,904,836
         3.625%, due 01/15/08.............    91,209,063      92,210,265
         3.875%, due 01/15/09.............    49,288,113      50,658,963
         4.250%, due 01/15/10.............    31,450,650      33,111,653
         1.625%, due 01/15/15.............    17,523,458      16,499,440
         2.500%, due 07/15/16.............    14,372,640      14,486,055
        U.S. Treasury Note................
         4.500%, due
           02/28/11-11/15/15..............     4,400,000       4,343,266
         4.875%, due 04/30/11.............     9,200,000       9,262,532
         4.250%, due 11/15/14.............     1,900,000       1,843,743
         5.125%, due 05/15/16.............     1,100,000       1,133,387
                                                         ---------------
        Total U.S. Government & Agency
        Obligations
        (Cost $1,541,215,369)                              1,504,981,311
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Puts, Expire 03/17/08..     2,100,000           5,250
        Eurodollar Puts, Expire 03/19/07..       855,000           2,137
        U.S. Treasury Future Option Calls,
          Expire 02/23/07.................       640,000          10,000
        U.S. Treasury Future Option Puts,
          Expire 02/23/07.................       552,000           8,625
        U.S. Treasury Futures Option Puts,
          Expire 02/23/07.................       454,000           7,094
                                                         ---------------
        Total Options
        (Cost $186,622)                                           33,106
                                                         ---------------

        SHORT-TERM INVESTMENTS - 60.3%
        COMMERCIAL PAPER - 57.2%
        Abbey National North America LLC
          5.225%, due 03/07/07............     4,100,000       4,061,320
         5.200%, due 04/02/07.............    32,900,000      32,467,548
        ASB Finance Ltd. 5.235%, due
          03/13/07 (144A)(a)..............    34,400,000      34,044,834
        Bank of Ireland
          5.245%, due 01/30/07 (144A)(a)..     4,000,000       3,983,099
         5.250%, due 02/16/07 (144A)(a)...     1,700,000       1,688,596
         5.260%, due 03/15/07 (144A)(a)...    22,800,000      22,556,813

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                PAR              VALUE
       DESCRIPTION                            AMOUNT           (NOTE 2)
       --------------------------------------------------------------------

       COMMERCIAL PAPER - CONTINUED
       Bankamerica Corp.
         5.250%, due 01/12/07............. $     600,000    $       599,038
        5.225%, due
          03/01/07-03/27/07...............     1,100,000          1,088,694
        5.230%, due
          03/09/07-03/20/07...............     5,600,000          5,537,661
        5.235%, due 03/13/07..............       700,000            692,773
        5.210%, due 03/28/07..............       100,000             98,755
        5.200%, due 04/02/07..............    29,600,000         29,210,924
       Barclays Plc
         5.295%, due 01/29/07+............       500,000            499,987
        5.220%, due 03/05/07..............       700,000            693,605
       Barclays U.S. Fund
         5.250%, due
          01/30/07-02/20/07...............    33,700,000         33,552,883
        5.260%, due 03/26/07..............     3,300,000          3,259,498
       BNP Paribas Finance, Inc. 5.300%,
         due 01/02/07.....................    59,700,000         59,691,211
       Calyon North America I 5.240%, due
         02/08/07.........................    34,200,000         34,010,836
       CBA (Delaware) Finance
         5.245%, due 01/31/07.............       700,000            696,940
        5.240%, due 02/21/07..............     3,200,000          3,176,245
       Danske Corp. 5.260%, due
         01/04/07 (144A)(a)...............     1,000,000            999,562
        5.225%, due 03/12/07
          (144A)(a).......................    36,700,000         36,327,138
       DNB Nor Bank ASA 5.240%, due
         04/13/07.........................    12,500,000         12,314,417
       Fortis Bank 5.625%, due 04/28/08...     2,700,000          2,698,424
       Fortis Funding
         5.265%, due 01/02/07
          (144A)(a).......................       800,000            799,883
        5.320%, due 01/03/07
          (144A0(a).......................    34,200,000         34,189,892
       General Electric Capital Corp.
         5.250%, due 01/17/07.............    31,300,000         31,226,967
        5.240%, due 02/08/07..............       300,000            298,341
        5.230%, due 03/07/07..............       600,000            594,334
       HBOS Treasury Services Plc 5.240%,
         due 03/06/07.....................    60,000,000         59,441,067
       Ixis Commercial Paper Corp.
         5.260%, due 02/02/07.............    32,070,000         31,920,055
        5.220%, due 03/16/07..............       400,000            395,708
       Ixis Commerical Paper Corp. 5.230%,
         due 03/05/07.....................     5,500,000          5,449,661

         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL PAPER - CONTINUED
         Nordea Bk Finland Plc
           5.263%, due 03/31/08+......... $     300,000 $       301,022
          5.307%, due 05/28/08+..........     6,300,000       6,297,645
         Rabobank USA Financial Corp.
           5.280%, due 01/02/07..........    34,500,000      34,494,940
         San Paolo IMI US Financial Co.
           5.250%, due 01/16/07..........     3,500,000       3,492,344
         Skandinaviska Enskilda Banken AB
           5.245%, due 01/26/07
            (144A)(a)....................    19,000,000      18,930,795
          5.240%, due 02/21/07
            (144A)(a)....................    16,900,000      16,774,546
          5.235%, due 02/26/07
            (144A)(a)....................       800,000         793,485
          5.275%, due 07/06/07...........       100,000         100,000
          5.303%, due 07/06/07+..........       900,000         899,826
          5.272%, due 10/03/07...........       600,000         599,865
          5.303%, due 02/04/08...........       100,000          99,989
         Societe Generale North America
           5.270%, due 01/02/07..........       100,000          99,985
          5.245%, due 01/08/07...........       700,000         699,286
          5.230%, due
            02/09/07-03/08/07............     8,000,000       7,949,966
          5.225%, due 03/01/07...........       600,000         594,862
          5.240%, due 03/12/07...........    27,700,000      27,417,768
         Spintab Swedmortgage AB 5.240%,
           due 02/23/07..................    34,700,000      34,432,309
         UBS Finance (Delaware) LLC
           5.270%, due 01/05/07..........     2,100,000       2,098,770
          5.240%, due 01/22/07...........    32,700,000      32,600,047
          5.225%, due 03/08/07...........     3,100,000       3,070,305
          5.185%, due 04/02/07...........       200,000         197,379
         Westpac Banking Corp.
           5.245%, due 01/17/07..........    19,900,000      19,853,611
          5.215%, due 02/05/07...........       800,000         795,944
          5.210%, due 04/02/07...........    11,200,000      11,052,499
         Westpac Trust Securities, Ltd.
           5.330%, due 01/18/07
            (144A)(a)....................     4,500,000       4,488,674
          5.245%, due 01/25/07
            (144A)(a)....................       500,000         498,252
          5.250%, due 02/06/07
            (144A)(a)....................     1,400,000       1,392,650
                                                        ---------------
                                                            718,293,473
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                               PAR            VALUE
       DESCRIPTION                           AMOUNT         (NOTE 2)
       -----------------------------------------------------------------

       REPURCHASE AGREEMENTS - 2.3%
       Credit Suisse First Boston Corp.,
         Repurchase Agreement
         dated 12/29/06 at 4.800% to be
         repurchased at $7,003,772 on
         01/02/07 collateralized by
         7,090,000 U.S. Treasury Note
         4.500% due 02/28/11 with a value
         of $7,145,911................... $   7,000,000 $     7,000,000
       Credit Suisse First Boston Corp.,
         Repurchase Agreement
         dated 12/29/06 at 4.850% to be
         repurchased at $16,909,013 on
         01/02/07 collateralized by
         16,462,000 U.S. Treasury Note
         6.000% due 08/15/09 with a value
         of $17,328,604..................    16,900,000      16,900,000
       State Street Bank and Trust Co.,
         Repurchase Agreement,
         dated 12/29/06 at 3.400% to be
         repurchased at $5,208,967 on
         01/02/07 collateralized by
         5,330,000 FNMA at 3.000% due
         08/15/07 with a value of
         $5,315,396......................     5,207,000       5,207,000
                                                        ---------------
                                                             29,107,000
                                                        ---------------
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.8%
       Federal Home Loan Bank Discount
         Notes 4.823%, due
         01/02/07+(c)....................     8,100,000       8,098,920
       U.S. Treasury Bill
         4.823%, due 03/01/07+(c)........        10,000           9,920
        4.735%, due 03/15/07+(c).........       544,000         538,705
        4.741%, due 03/15/07+(c).........     1,130,000       1,118,987
                                                        ---------------
                                                              9,766,532
                                                        ---------------
       Total Short-Term Investments
       (Cost $757,167,005)                                  757,167,005
                                                        ---------------

       TOTAL INVESTMENTS - 216.3%
       (Cost $2,751,545,865)                              2,716,005,098

       Other Assets and Liabilities (net) - (116.3%)     (1,460,234,937)
                                                        ---------------

       TOTAL NET ASSETS - 100.0%                        $ 1,255,770,161
                                                        ===============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2006.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $270,896,982 of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $38,802,099 of net assets.

(c) Zero coupon bond - Interest rate represents current yield to maturity.

(d) This security is traded on a "to-be-announced" basis.

(e) Par shown in Euro. Value is in USD

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

                                                      STRIKE     NUMBER OF
CALL OPTIONS                           EXPIRATION     PRICE      CONTRACTS      VALUE
-----------------------------------------------------------------------------------------
U. S. Treasury Bond Futures            02/23/2007      $115.00         (258) $   (40,313)
                                                                             -----------
(Written Option Premium $160,412)                                            $   (40,313)
                                                                             ===========

                                                      STRIKE
PUT OPTIONS                            EXPIRATION     PRICE      CONTRACTS      VALUE
-----------------------------------------------------------------------------------------
U. S. Treasury Bond Futures            02/23/2007      $110.00         (258) $  (133,031)
Option on Foreign Currency USD to JPY  07/03/2007       108.55  (21,800,000)    (219,090)
Option on Foreign Currency USD to JPY  07/03/2007       108.50   (2,900,000)     (28,072)
                                                                             -----------
(Written Option Premium $95,911)                                             $  (380,193)
                                                                             ===========
JPY - Japanese Yen
USD - United States Dollar

SECURITY SOLD SHORT                   INTEREST RATE  MATURITY    PROCEEDS       VALUE
-----------------------------------------------------------------------------------------
U.S. Treasury Note                           4.25%  11/15/2013 $ 14,478,198  $14,219,042
U.S. Treasury Note                          4.625%  11/15/2016    7,580,809    7,453,133
                                                               ------------  -----------
                                                               $ 22,059,007  $21,672,175
                                                               ============  ===========

The following table summarizes the credit composition of the portfolio holdings of the PIMCO Inflation Protected Bond Portfolio at December 31, 2006, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                               AAA                        75.89%
                               AA                          6.47
                               A                          13.82
                               BBB                         0.51
                               BB                          0.53
                               B                           0.33
                               Other                       2.45
                                                         ------
                               Total:                    100.00%
                                                         ======

                                                                                 ACQUISITION
                                                                                  COST AS A                VALUE AS A
                                                        ACQUISITION ACQUISITION PERCENTAGE OF             PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                         DATES       COST      NET ASSETS      VALUE     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Phoenix Quake Wind, Ltd 7.820% due 07/03/08              6/18/2003  $ 1,500,000     0.12%     $ 1,508,340     0.12%
Mystic Re Plc Ltd. 14.370%, due 12/05/08                11/20/2006      700,000     0.06          699,475     0.06
Atlas Reinsurance Plc 7.717%, due 01/10/10              12/15/2006   15,058,683     1.23       15,126,597     1.23
Calabash Re Plc II Ltd. 13.746%, due 01/08/10           12/20/2006      400,000     0.03          400,251     0.03
Redwood Capital IX Plc Ltd. 11.614%, due 01/09/08       12/12/2006    1,400,000     0.11        1,401,050     0.11
Redwood Capital IX Plc Ltd. 13.114%, due 01/09/08       12/12/2006      500,000     0.04          500,375     0.04
Vita Capital III Plc Ltd. 6.486%, due 01/01/12          12/12/2006      800,000     0.07          799,800     0.07
American International Group, Inc. 5.365%, due 06/23/08 12/19/2006    6,200,000     0.51        6,203,882     0.51
Foundation Re II, Ltd. 12.123%, due 11/26/10            11/10/2006    1,000,000     0.08          999,900     0.08
Shackleton Re, Ltd. 13.376%, due 02/07/08                7/27/2006    1,000,000     0.08        1,007,100     0.08
Vita Capital, Ltd. 6.722%, due 01/01/07                 11/26/2003      800,000     0.07          800,000     0.07
America Movil SA de CV 5.466%, due 06/27/08             12/19/2006    6,193,722     0.51        6,195,665     0.51
Atlantic & Western, Ltd. 11.372%, due 01/09/07          12/16/2005    2,000,000     0.16        2,001,100     0.16
Atlantic & Western, Ltd. 11.622%, due 01/09/09          12/16/2005    1,200,000     0.10        1,158,564     0.09
                                                                    -----------     ----      -----------     ----
                                                                    $38,752,405     3.09%     $38,802,099     3.09%
                                                                    ===========     ====      ===========     ====


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

PIMCO INFLATION PROTECTED BOND PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $2,686,898,098
   Repurchase Agreements                                                     29,107,000
   Cash                                                                             702
   Cash denominated in foreign currencies**                                   1,040,615
   Receivable for investments sold                                           60,667,377
   Receivable for Trust shares sold                                           1,065,911
   Interest receivable                                                       10,213,696
   Open swap contracts at fair value (Note 10)                                4,124,500
   Unrealized appreciation on forward currency contracts (Note 8)               534,703
                                                                         --------------
     Total assets                                                         2,793,652,602
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                1,512,362,140
     Trust shares redeemed                                                      223,216
     Securities sold short, at value*** (Note 2)                             21,672,175
     Net variation margin on financial futures contracts (Note 7)               109,815
     Unrealized depreciation on forward currency contracts (Note 8)           1,237,111
     Outstanding written options****                                            420,506
     Distribution and services fees - Class B                                    79,038
     Distribution and services fees - Class E                                       423
     Interest payable swap position                                             981,392
     Investment advisory fee payable (Note 3)                                   536,211
     Administration fee payable                                                  11,517
     Custodian and accounting fees payable                                      244,336
   Accrued expenses                                                               4,561
                                                                         --------------
     Total liabilities                                                    1,537,882,441
                                                                         --------------
NET ASSETS                                                               $1,225,770,161
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,296,814,807
   Distributions in excess of net realized gain                             (40,220,091)
   Unrealized depreciation on investments, futures contracts, options
    contracts swap contracts and foreign currency                           (33,529,290)
   Undistributed net investment income                                       32,704,735
                                                                         --------------
     Total                                                               $1,255,770,161
                                                                         ==============
NET ASSETS
   Class A                                                               $  885,466,753
                                                                         ==============
   Class B                                                                  366,993,888
                                                                         ==============
   Class E                                                                    3,309,520
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   87,861,913
                                                                         ==============
   Class B                                                                   36,474,733
                                                                         ==============
   Class E                                                                      329,047
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        10.08
                                                                         ==============
   Class B                                                                        10.06
                                                                         ==============
   Class E                                                                        10.06
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $2,724,141,635
**Cost of cash denominated in foreign currencies                              1,045,676
***Proceed of short sales                                                    22,059,007
****Cost of written options                                                     256,323

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

PIMCO INFLATION PROTECTED BOND PORTFOLIO

INVESTMENT INCOME:
   Interest                                                               $ 54,032,536
                                                                          ------------
       Total investment income                                              54,032,536
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          5,654,987
   Administration fees                                                         134,123
   Custody and accounting fees                                                 522,397
   Distribution fee - Class B                                                  942,282
   Distribution fee - Class E                                                    2,335
   Transfer agent fees                                                          53,331
   Audit                                                                        28,995
   Legal                                                                        42,028
   Trustee fees and expenses                                                    13,881
   Shareholder reporting                                                        24,777
   Insurance                                                                    21,241
   Other                                                                        13,861
                                                                          ------------
   Total expenses                                                            7,454,238
                                                                          ------------
   Net investment income                                                    46,578,298
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                         (13,014,942)
       Futures contracts                                                     2,375,212
       Options contracts                                                       353,594
       Swap contracts                                                        2,225,088
       Foreign currency                                                     (1,104,845)
                                                                          ------------
   Net realized loss on investments, futures contracts, options
       contracts, swap contracts and foreign currency                       (9,165,893)
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                         (33,819,693)
       Futures contracts                                                       154,462
       Options contracts                                                      (181,544)
       Swap contracts                                                        1,039,400
       Foreign currency                                                       (532,343)
                                                                          ------------
   Net change in unrealized depreciation on investments, futures contracts, options contracts, swap contracts and foreign
       currency                                                            (33,339,718)
                                                                          ------------
   Net realized and unrealized loss on investments, futures
       contracts, options contracts, swap contracts and foreign
       currency                                                            (42,505,611)
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  4,072,687
                                                                          ============

---------------------------------------------------------------------------------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

PIMCO INFLATION PROTECTED BOND PORTFOLIO
                                                                            Year Ended      Year Ended
                                                                           December 31,    December 31,
                                                                               2006            2005
                                                                          ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                  $   46,578,298  $  24,170,612
   Net realized gain (loss) on investments, futures contracts,
       options contracts, swap contracts and foreign currency                 (9,165,893)     5,619,012
   Net change in unrealized depreciation on investments, futures contracts, options contracts, swap contracts and foreign
       currency                                                              (33,339,718)   (14,424,086)
                                                                          --------------  -------------
   Net increase in net assets resulting from operations                        4,072,687     15,365,538
                                                                          --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (27,933,547)            --
     Class B                                                                 (13,935,943)            --
     Class E                                                                          --             --
   From net realized gains
     Class A                                                                 (19,510,353)      (942,374)
     Class B                                                                 (10,635,624)      (624,605)
     Class E                                                                          --             --
                                                                          --------------  -------------
   Net decrease in net assets resulting from distributions                   (72,015,467)    (1,566,979)
                                                                          --------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
       Class A                                                               364,484,866    419,957,174
       Class B                                                                39,688,328     41,116,784
       Class E                                                                 3,951,914             --
   Net asset value of shares issued through dividend reinvestment
       Class A                                                                47,443,900        942,374
       Class B                                                                24,571,567        624,605
       Class E                                                                        --             --
   Cost of shares repurchased
       Class A                                                               (68,345,957)  (176,286,972)
       Class B                                                               (58,643,581)  (162,477,994)
       Class E                                                                  (649,134)            --
                                                                          --------------  -------------
   Net increase in net assets from capital share transactions                352,501,903    123,875,971
                                                                          --------------  -------------
TOTAL INCREASE IN NET ASSETS                                                 284,559,123    137,674,530
   Net assets at beginning of Period                                         971,211,038    833,536,508
                                                                          --------------  -------------
   Net assets at end of Period                                            $1,255,770,161  $ 971,211,038
                                                                          ==============  =============
   Net assets at end of period includes undistributed net investment
       income                                                             $   32,704,735  $  25,617,748
                                                                          ==============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                            CLASS A
PIMCO INFLATION PROTECTED BOND PORTFOLIO                                 ------------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------
                                                                            2006       2005        2004       2003(B)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.78     $ 10.64     $ 10.29     $ 10.00
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.43 (a)    0.31 (a)    0.16 (a)    0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.40)      (0.15)       0.81        0.47
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................   0.03        0.16        0.97        0.54
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.43)         --       (0.11)      (0.04)
Distributions from Net Realized Capital Gains...........................  (0.30)      (0.02)      (0.51)      (0.21)
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.73)      (0.02)      (0.62)      (0.25)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $10.08     $ 10.78     $ 10.64     $ 10.29
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               0.65%       1.48%       9.41%       5.47%
Ratio of Expenses to Average Net Assets.................................   0.58%       0.55%       0.62%       0.70%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.58%        N/A         N/A        0.74%*
Ratio of Net Investment Income to Average Net Assets....................   4.21%       2.85%       1.39%       0.72%*
Portfolio Turnover Rate.................................................  851.3%     1228.7%     1173.9%      935.0%
Net Assets, End of Period (in millions)................................. $885.5      $585.8      $331.3        $1.1

                                                                                            CLASS B
                                                                         ------------------------------------------
                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------
                                                                            2006       2005        2004       2003(B)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.76     $ 10.63     $ 10.29     $ 10.00
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.40 (a)    0.27 (a)    0.08 (a)    0.07 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................  (0.41)      (0.12)       0.84        0.46
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................  (0.01)       0.15        0.92        0.53
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.39)         --       (0.07)      (0.03)
Distributions from Net Realized Capital Gains...........................  (0.30)      (0.02)      (0.51)      (0.21)
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.69)      (0.02)      (0.58)      (0.24)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $10.06     $ 10.76     $ 10.63     $ 10.29
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               0.39%       1.39%       8.99%       5.35%
Ratio of Expenses to Average Net Assets.................................   0.82%       0.80%       0.81%       0.84%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.82%        N/A         N/A        0.84%*
Ratio of Net Investment Income to Average Net Assets....................   3.93%       2.52%       0.73%       0.64%*
Portfolio Turnover Rate.................................................  851.3%     1228.7%     1173.9%      935.0%
Net Assets, End of Period (in millions)................................. $367.0      $385.4      $502.3      $366.2

*  Annualized
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                               CLASS E
PIMCO INFLATION PROTECTED BOND PORTFOLIO                                 --------------------
                                                                          FOR THE YEAR ENDED
                                                                         DECEMBER 31, 2006(B)
                                                                         --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................................        $ 9.92
                                                                                ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................          0.29 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................         (0.15)
                                                                                ------
Total from Investment Operations........................................          0.14
                                                                                ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................            --
Distributions from Net Realized Capital Gains...........................            --
                                                                                ------
Total Distributions.....................................................            --
                                                                                ------
NET ASSET VALUE, END OF PERIOD..........................................        $10.06
                                                                                ======
TOTAL RETURN                                                                      1.41%
Ratio of Expenses to Average Net Assets.................................          0.75%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates          0.75%*
Ratio of Net Investment Income (Loss) to Average Net Assets.............          4.23%*
Portfolio Turnover Rate.................................................         851.3%
Net Assets, End of Period (in millions).................................        $  3.3

*  Annualized
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is PIMCO Inflation Protected Bond Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                              Expiring
        Portfolio                                   Total    12/31/2014
        ---------                                ----------- -----------

        PIMCO Inflation Protected Bond Portfolio $35,536,901 $35,536,901

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding sentence. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                          Management Fees
                                         earned by Manager
                                         for the year ended
Portfolio                                December 31, 2006  % per annum Average Daily Assets
---------                                ------------------ ----------- --------------------

PIMCO Inflation Protected Bond Portfolio     $5,654,987        0.50%    All

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
                                                 ----------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        PIMCO Inflation Protected Bond Portfolio  0.65%   0.90%   0.80%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to Reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                                Shares Issued
                                                                   Through                 Net Increase
                                         Beginning                Dividend      Shares      in Shares     Ending
                                          Shares    Shares Sold Reinvestment  Repurchased  Outstanding    Shares
-                                        ---------- ----------- ------------- -----------  ------------ ----------
PIMCO Inflation Protected Bond Portfolio
Class A
12/31/2006                               54,327,315 35,479,616    4,798,379    (6,743,397)  33,534,598  87,861,913
12/31/2005                               31,146,895 39,363,474       87,500   (16,270,554)  23,180,420  54,327,315
Class B
12/31/2006                               35,834,547  3,873,479    2,491,777    (5,725,070)     640,186  36,474,733
12/31/2005                               47,232,343  3,834,637       58,103   (15,290,536)  11,397,796  35,834,547
Class E
05/01/2006 - 12/31/2006                          --    392,806           --       (63,759)     329,047     329,047

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                   Purchases                        Sales
                                         ------------------------------ ------------------------------
                                         U.S. Government Non-Government U.S. Government Non-Government
                                         --------------- -------------- --------------- --------------

PIMCO Inflation Protected Bond Portfolio $15,863,662,673  $798,918,281  $14,187,291,430  $24,422,253

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                            Federal        Gross         Gross          Net
                                           Income Tax    Unrealized    Unrealized    Unrealized
Portfolio                                     Cost      Appreciation (Depreciation) Depreciation
---------                                -------------- ------------ -------------- ------------

PIMCO Inflation Protected Bond Portfolio $2,756,164,224  $1,699,537   $(41,858,663) $(40,159,126)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                            Ordinary Income     Long-Term Capital Gain         Total
                                         ---------------------- ---------------------- ----------------------
                                            2006        2005      2006       2005         2006        2005
                                         ----------- ----------  --------    -------   ----------- ----------

PIMCO Inflation Protected Bond Portfolio $71,351,761 $1,500,102 $664,184    $66,877    $72,015,945 $1,566,979

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                         Undistributed Undistributed     Net
                                           Ordinary      Long-Term    Unrealized   Loss Carryforwards
                                            Income         Gain      Depreciation    and Deferrals        Total
                                         ------------- ------------- ------------  ------------------ ------------

PIMCO Inflation Protected Bond Portfolio  $32,004,812       --       $(37,510,073)    $(35,536,901)   $(41,042,162)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. FUTURES CONTRACTS


The futures contracts outstanding as of December 31, 2006 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                              Number of
                                                          Description                      Expiration date    Contracts
                                         ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio U.S. Treasury Notes 5 Year Futures             March 2007 - Long         419
                                         U.S. Treasury Notes 10 Year Futures            March 2007 - Long         552
                                         Euro Dollar Futures                            June 2007 - Long          128
                                         Euro Dollar Futures                            September 2007 - Long     265
                                         Euro Dollar Futures                            December 2007 - Long      452
                                         Euro Dollar Futures                            March 2008 - Long          78
                                         Euro Dollar Futures                            September 2008 - Long     102
                                         Euro Dollar Futures                            December 2008 - Long      102
                                         Euro Dollar Futures                            June 2009 - Long          102
                                         Euro Dollar Futures                            March 2009 - Long         102
                                         Germany Federal Republic Bonds 10 Year Futures March 2007 - Short       (70)
                                         U.S. Treasury Bond Futures                     March 2007 - Short      (438)

                                                          Unrealized
                                                        Appreciation/
                                         Notional Value (Depreciation)
                                         -------------- --------------
PIMCO Inflation Protected Bond Portfolio $  44,021,188    $(232,437)
                                            59,322,750     (526,898)
                                            30,326,400      (97,975)
                                            62,881,188     (180,838)
                                           107,406,500      (99,338)
                                            18,546,450        21,450
                                            24,263,250        36,975
                                            24,261,975        45,900
                                            24,253,050        57,375
                                            24,260,700        52,275
                                           (8,122,100)        69,279
                                          (48,809,625)       913,078

8. FORWARD FOREIGN CURRENCY CONTRACTS

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                Net Unrealized
                                         Value at   In exchange Appreciation/
    Settlement Date Contacts to Deliver  12/31/06   for U.S. $  (Depreciation)
    --------------- ------------------- ----------- ----------- --------------

      01/23/2007       30,260,000  EUR  $39,976,786 $39,754,892   $ 221,894

      01/23/2007       20,390,000  EUR   26,937,431  26,818,865     118,567

      01/25/2007       77,788,000  JPY      655,740     660,136      (4,396)

      02/15/2007    3,506,447,000  JPY   29,640,864  30,044,616    (403,751)

      04/18/2007          172,680  PLN       59,559      57,731       1,828

      04/18/2007          125,320  PLN       43,224      41,899       1,325

      03/15/2007        1,168,370  RUB       44,390      43,957         433

      03/15/2007          684,815  RUB       26,018      25,745         273

      03/15/2007          684,815  RUB       26,018      25,767         252
                                                                  ---------

                                                                  $ (63,575)
                                                                  =========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED


Forward Foreign Currency Contracts to Sell:

                                                               Net Unrealized
                                        Value at   In exchange Appreciation/
   Settlement Date Contacts to Deliver  12/31/06   for U.S. $  (Depreciation)
   --------------- ------------------  ----------- ----------- --------------

     01/11/2007      1,115,000.00  CAD $   957,059 $   986,726   $  29,667

     01/11/2007      1,019,000.00  CAD     874,658     887,650      12,992

     01/04/2007     20,390,000.00  EUR  26,912,005  26,794,805    (117,200)

     01/23/2007     28,103,000.00  EUR  37,127,152  37,263,594     136,442

     01/23/2007     11,500,000.00  EUR  15,192,764  15,042,690    (150,073)

     01/23/2007     54,585,000.00  EUR  72,112,785  71,618,304    (494,482)

     01/23/2007     32,269,000.00  EUR  42,630,896  42,590,240     (40,657)

     01/23/2007        765,857.00  EUR   1,011,781   1,006,000      (5,781)

     01/23/2007      1,311,000.00  EUR   1,731,975   1,724,702      (7,273)

     01/23/2007      2,621,000.00  EUR   3,462,629   3,449,131     (13,498)

     01/25/2007    162,264,170.00  JPY   1,367,861   1,370,000       2,139

     01/25/2007    162,251,840.00  JPY   1,367,757   1,370,000       2,243

     01/25/2007    162,238,277.00  JPY   1,367,643   1,370,000       2,357

     01/25/2007    162,024,552.00  JPY   1,365,841   1,368,000       2,159

     01/25/2007    162,264,992.00  JPY   1,367,868   1,370,000       2,132
                                                                 ---------

                                                                 $(638,833)
                                                                 =========

 CAD - Canadian Dollar                  PLN - Polish Zloty
 EUR - Euro                             RUB - Russian Ruble
 JPY - Japanese Yen

9. OPTIONS

During the year ended December 31, 2006 the following options contracts were written:

                                                PIMCO INFLATION PROTECTED
                                                     BOND PORTFOLIO
                                                -----------------------
                                                 Number of
                                                 Contracts      Premium
                                                -----------   ----------
       Options outstanding at December 31, 2005         134   $   44,580
       Options written.........................  47,404,052    1,074,737
       Options bought back.....................          --           --
       Options closed and expired.............. (22,703,670)    (862,994)
       Options exercised.......................          --           --
                                                -----------   ----------
       Options outstanding at December 31, 2006  24,700,516   $  256,323
                                                ===========   ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS


Open swap agreements at December 31, 2006 were as follows:

                Expiration
Notional Amount    Date                                Description                               Value
--------------- ---------- -------------------------------------------------------------------- --------

 3,400,000  USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to receive the       $  (798)
                           notional amount multiplied by 0.370% and to pay par in the event of default of underlying sovereign entities of the Republic of Peru.

 3,400,000  USD 12/20/2008 Agreement with Morgan Stanley Capital Services, Inc., dated             2,299
                           12/06/2006 to receive the notional amount multiplied by 0.300%
                           and to pay par in event of default of underlying sovereign entities of the Republic of Panama.

 7,500,000  USD  6/20/2009 Agreement with Morgan Stanley Capital Services, Inc., dated           (7,717)
                           12/14/2006 to receive semi-annually the notional amount
                           multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

40,000,000  USD  6/20/2009 Agreement with Goldman Sachs International dated 12/18/2006 to       (41,159)
                           receive semi-annually the notional amount multiplied by 5.00%
                           and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 5,100,000  USD  6/20/2012 Agreement with Lehman Brothers dated 12/14/2006 to pay semi-           12,464
                           annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

 6,200,000  USD  6/20/2014 Agreement with Lehman Brothers dated 12/14/2006 to pay semi-           35,938
                           annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 USD-
                           LIBOR-BBA.

47,400,000  USD 12/20/2016 Agreement with Goldman Sachs International dated 06/07/2006 to        672,390
                           pay semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   100,000  USD  6/20/2017 Agreement with Morgan Stanley Capital Services, Inc., dated             1,362
                           12/4/2006 to receive semi-annually the notional amount
                           multiplied by 5.60% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 4,500,000  USD  6/20/2017 Agreement with Lehman Brothers dated 12/14/2006 to pay semi-           61,279
                           annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

15,600,000  USD  6/20/2017 Agreement with Bank of America N.A., dated 12/07/2006 to pay          212,434
                           semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

28,000,000  USD  6/20/2017 Agreement with J.P. Morgan Chase Bank dated 12/08/2006 to pay         381,292
                           semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                              Description                              Value
---------------  ---------- ---------------------------------------------------------------- ----------

$ 9,300,000  USD  6/20/2037 Agreement with Lehman Brothers dated 12/15/2006 to pay semi-     $  420,666
                            annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA.

  4,200,000  USD  6/20/2037 Agreement with J.P. Morgan Chase Bank dated 11/11/2006 to pay       189,978
                            semi-annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount multiplied by the 6 month AUD-BBR-BBSW.

  6,200,000  CAD  6/15/2035 Agreement with Merrill Lynch Capital Services, Inc., dated          691,825
                            01/24/2007 to receive semi-annually the notional amount
                            multiplied by 5.50% and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

 82,600,000  EUR  7/14/2011 Agreement with J.P. Morgan Chase Bank dated 10/26/2006 to pay     1,898,679
                            July 14, 2011 [(FRCPxtob End Index/FRCPxtob Start Index)-
                            1}*Notional and to receive July 14, 2011 {[1+2.26125%)^5]-
                            1}*Notional.

  9,400,000  EUR  6/17/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated          (289,381)
                            08/05/2005 to pay annually the notional amount multiplied by
                            4.50% and to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate.

  2,500,000  EUR 10/15/2016 Agreement with J.P. Morgan Chase Bank dated 10/02/2006 to pay        13,610
                            October 15, 2016 [(FRCPxtob End Index/FRCPxtob Start Index)-
                            1}*Notional and to receive October 15, 2011 {[1+2.3525%)^5]-
                            1}*Notional.

 10,000,000  GBP  6/15/2008 Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay      (130,661)
                            semi-annually the notional amount multiplied by the 6 month GBP-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                             ----------

                                                                                             $4,124,500
                                                                                             ==========

AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro
GBP--British Pound
USD--United States Dollar

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PIMCO Inflation Protected Bond Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2006 and for the period from May 1, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2006 and for the period from May 1, 2003 (commencement of operations) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                  PIMCO Total
                               Return Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT DISCUSSION AND ANALYSIS

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE

Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, returned 4.33 percent for the full year. At the close of 2006 the benchmark ten-year Treasury yielded 4.71 percent, 31 basis points higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 basis points at year-end.

Bond markets struggled in the first half of the year as the Federal Reserve
(Fed) raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop in the final two quarters was generally more benign. Interest rates moved lower for most of this period as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the federal funds rate 17 straight times between June 2004 and June 2006.

Signs that the economy was cooling raised expectations that the Fed would ease in 2007 to avert a recession. The strongest headwind was continued weakness in the housing sector, where price declines replaced appreciation in many markets and inventories of unsold homes remained near record levels. However, bond investors' confidence in a softening economy was dented somewhat near the end of the year. Strength in retail sales, lower gasoline prices and higher-than-expected housing starts fueled uncertainty about imminent Fed easing. As a result, interest rates trended upward as 2006 came to a close.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweight to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; a European underweight added value as the European Currency Board raised rates, while exposure to the front of the United Kingdom curve detracted value. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector.

MARKET/PORTFOLIO OUTLOOK

The most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2 percent. The slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The predominant risk to Pacific Management Investment Company's (PIMCO) forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing.

.. HOUSING RECESSION TO HIT EMPLOYMENT, CONSUMPTION--While job destruction in the housing sector has been muted, changes in construction employment tend to lag more forward looking indicators such as housing starts and permits. Thus, job losses and pressure on consumer spending can be expected to kick in only after existing pipelines of housing starts have been completed. PIMCO believes that the magnitude and pace of these job losses will build throughout 2007, dampening consumption and resulting in slower economic growth overall.

.. FED EASING CYCLE WILL LIKELY BEGIN--The decline in the U.S. housing and auto sectors will generate weakness on a broader level in 2007, causing the Federal Reserve to begin easing in the first half of the year. Once the Fed starts easing, it will be more difficult for the European Central Bank and the Bank of Japan to raise their own rates.

.. EUROPEAN GROWTH NOW SELF-SUSTAINING--Drivers of growth in Europe will be sturdy business confidence and robust capital spending, especially in Germany, where companies continue to make productivity-enhancing investments. The potential for increases in European consumption remain limited, however. Labor has little pricing power in Europe in the face of East European immigration and the threat of outsourcing. Germany's imposition of a Value Added Tax in early 2007 could further crimp consumption.

.. CHINA TO LEAD ASIAN GROWTH--China's investment boom continues and will act as a growth multiplier throughout the region. This is especially true for Japan, a huge and growing exporter of capital goods to China. As long as China sustains its growth, the rest of the region will absorb the impact of a slower U.S. economy with little hardship.

.. EMERGING MARKETS RESILIENT AS GLOBAL GROWTH COOLS--Emerging economies will feel the impact of decelerating U.S. growth but these effects will be far less severe than in the past. Improvement in their economic fundamentals, including more flexible exchange rates and abundant currency reserves, will cushion the slowdown.

.. INFLATION CONTAINED WORLDWIDE--Inflation is likely to remain well contained globally and could even subside a bit. Slower growth, combined with competition from lower cost labor in developing economies, should help contain wage pressures. The decline in commodity prices that began in mid-2006 should also have a positive effect.

STRATEGY: PIMCO PLANS TO FOCUS ON SELECT STRATEGIES THAT OFFER BEST POTENTIAL REWARD RELATIVE TO RISK

In an environment where risk is masked by low volatility and risk premiums are near historical lows, PIMCO plans to focus on select strategies that offer the highest potential reward relative to the potential risks incurred. These strategies include:

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



1. DURATION--We will target duration above the index in an effort to capture gains from falling rates as the U.S. economy weakens. In addition to the U.S., PIMCO will likely take exposure to European interest rates, which reflect more and faster central bank tightening than we believe is likely to occur once the Fed begins easing.

2. YIELD CURVE--PIMCO believes that global yield curves will steepen as slower growth unfolds and markets begin to anticipate future central bank easing. We will emphasize short maturity positions in the U.S. and the U.K. to benefit from these trends.

3. CREDIT--Compression of risk premiums is especially apparent in corporate bonds as investors have crowded into this asset class in recent years in search of higher yields. PIMCO will retain its underweight to corporates as a slowing economy raises the risk that credit spreads will widen from historically low levels.

4. CURRENCY--PIMCO expects the U.S. dollar to continue to weaken. Over a cyclical time frame, interest rate differentials that now favor the U.S. will narrow as the Fed begins easing. Over a longer time frame, a weaker dollar will be needed to help reverse the massive U.S. trade deficit. PIMCO plans to take positions in the yen, the euro, the Chinese renminbi and other emerging market currencies to take advantage of dollar weakness.

5. MORTGAGE EMPHASIS--Mortgages remain attractive as a source of high quality yield for portfolios, especially when compared with corporate bonds and other riskier assets. There is modest potential for price gains in mortgages because of lower supply and demand from central banks looking to diversify their fixed income holdings. PIMCO will also seek gains from mortgage security selection.

ADDITIONAL STRATEGIES

PIMCO sees additional pockets of value beyond the major strategies noted above. While TIPS valuations are not especially compelling, we plan to maintain relatively small positions of longer maturity TIPS. These issues may benefit from demand from corporations looking to redress the asset/liability mismatch in their pension plans. Municipal bonds are also less attractive from a valuation standpoint now that their yields have moved closer to historical levels when compared to Treasury yields. Nevertheless, since the long end of the municipal yield curve is relatively steep, there is still some advantage in holding munis to enhance the income of the portfolio.

High yield and emerging market credits are relatively unattractive overall as their credit premiums have been driven to near-historic lows amid a flood of global liquidity. PIMCO will hold modest levels of these bonds when we can gain from security selection. Select shorter maturity high yield bonds are one example, as are holdings of Brazil, Russia and Mexico.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC


In an environment where interest rates may trend upward, rising rates will negatively impact fixed income securities. Bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.000%, TBA)            29.85%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, due 03/01/36)    5.30%
       ------------------------------------------------------------------
       Bundesobligation (4.000%, due 02/16/07)                    3.67%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, TBA)             3.37%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.500%, due 02/01/35)    3.12%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (5.000%, due 02/01/36)    2.82%
       ------------------------------------------------------------------
       Federal National Mortgage Assoc. (6.500%, TBA)             2.22%
       ------------------------------------------------------------------
       U.S. Treasury Notes (3.625%, due 01/15/08)                 2.03%
       ------------------------------------------------------------------
       U.S. Treasury Notes (0.875%, due 04/15/10)                 1.93%
       ------------------------------------------------------------------
       General Electric Capital Corp. (5.380%, due 10/24/08)      1.86%
       ------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06
                                     [CHART]

U.S. Agencies                                 62.2%
Domestic Bonds & Debt Securities              10.9%
Collateralized Mortgage Obligations            9.7%
Foreign Bonds & Debt Securities                7.9%
U.S. Treasuries                                6.7%
Asset-Backed Securities                        1.5%
Municipals                                     1.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                        FOR THE YEAR ENDED 12/31/06
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                              Lehman Bros
                               Aggregate
                   Fund       Bond Index
                  -------     -----------
2 /12/2001        $10,000       $10,000
12/31/2001         10,669        10,669
12/31/2002         11,661        11,765
12/31/2003         12,186        12,249
12/31/2004         12,771        12,779
12/31/2005         13,058        13,090
12/31/2006         13,647        13,658




    ---------------------------------------------------------------
                                   Average Annual Return/2/
                                (for the year ended 12/31/06)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A      4.80%  4.16%  5.29%        5.85%
--  Class B                 4.52%  3.91%  5.04%        5.42%
    Class E                 4.67%  4.01%  5.15%        4.61%
    ---------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/ 4.33%  3.70%  5.06%        5.41%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------


  Class A
  Actual                                      $1,000.00     $1,051.60        $3.00
  Hypothetical (5% return before expenses)     1,000.00      1,022.28         2.96
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,051.20        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.23
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                      $1,000.00     $1,052.00        $3.78
  Hypothetical (5% return before expenses)     1,000.00      1,021.53         3.72
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.58%, 0.83%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      MUNICIPALS - 1.1%
      Badger Tobacco Asset Securitization
        Corp.
       5.750%, due 06/01/11................. $   2,000,000 $     2,128,460
       6.125%, due 06/01/27.................       285,000         305,446
       6.375%, due 06/01/32.................       360,000         393,512
      Georgia State 5.841%, due 05/01/20
        (144A) (a)(b).......................     1,000,000       1,130,500
      Golden State Tobacco Securitization
        Corp.
       6.250%, due 06/01/33.................       640,000         716,064
       6.750%, due 06/01/39.................     3,400,000       3,898,984
      Illinois Development Finance
        Authority (AMBAC)
        5.820%, due 02/01/33
        (144A) (a)(b).......................     3,705,000       3,959,460
      New York City Municipal Water
        Finance Authority
        5.000%, due 06/15/38 (b)............     2,400,000       2,667,120
      Texas State 4.750%, due 04/01/35......     4,800,000       4,898,112
      Tobacco Settlement Funding Corp.
       6.375%, due 06/01/32.................     1,400,000       1,571,976
       5.875%, due 05/15/39.................     2,000,000       2,151,360
       6.750%, due 06/01/39.................     1,200,000       1,372,476
       6.125%, due 06/01/42.................     1,200,000       1,309,464
       6.250%, due 06/01/42.................     1,300,000       1,390,701
      Tobacco Settlement Revenue
        Management
        6.375%, due 05/15/28................     1,800,000       1,937,448
                                                           ---------------
      Total Municipals
      (Cost $27,287,038)                                        29,831,083
                                                           ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 22.1%
      ASSET-BACKED SECURITIES - 1.5%
      Ameriquest Mortgage Securities, Inc.
        5.909%, due 06/25/34
        (144A) (a)(b).......................       228,633         229,460
      Asset Backed Funding Certificates
       5.700%, due 06/25/34 (b).............     8,615,555       8,630,029
       5.410%, due 01/25/37 (b).............     3,635,740       3,638,070
      Bear Stearns Asset Backed Securities,
        Inc. 5.750%, due 10/27/32 (b).......        84,195          84,572
      Cendant Mortgage Corp.
        5.984%, due 07/25/43
        (144A) (a)..........................       511,675         511,116
      GMAC LLC 6.000%, due 04/01/11.........     5,000,000       4,972,440
      Household Automotive Trust
        3.300%, due 05/18/09................       253,373         252,502
      Merrill Lynch Mortgage Investors, Inc.
        5.420%, due 08/25/36 (b)............    13,900,000      13,913,062

       -----------------------------------------------------------------------
       SECURITY                                PAR              VALUE
       DESCRIPTION                            AMOUNT           (NOTE 2)
       -----------------------------------------------------------------------

       ASSET-BACKED SECURITIES - CONTINUED
       Option One Mortgage Loan Trust
         5.670%, due 08/25/33 (b)......... $      39,620    $        39,723
       Renaissance Home Equity Loan Trust
         5.790%, due 08/25/33 (b).........       486,054            487,541
       Wachovia Asset Securitization, Inc.
         5.610%, due 06/25/33 (b).........       167,058            167,552
       Wells Fargo Home Equity Trust
         5.460%, due 11/25/35
         (144A) (a)(b)....................     9,989,124          9,995,094
                                                            ---------------
                                                                 42,921,161
                                                            ---------------
       AUTOMOBILES - 0.3%
       DaimlerChrysler NA Holding Corp.
         7.200%, due 09/01/09.............       255,000            264,686
       Ford Motor Co.
         1.000%, due 11/29/13 (c).........     7,000,000          7,004,392
                                                            ---------------
                                                                  7,269,078
                                                            ---------------
       AUTOMOTIVE LOANS - 0.4%
       Ford Motor Credit Co.
        7.875%, due 06/15/10..............        60,000             60,543
        7.250%, due 10/25/11..............     7,200,000          7,057,786
        7.000%, due 10/01/13..............       400,000            382,494
        8.000%, due 12/15/16..............     3,500,000          3,464,366
                                                            ---------------
                                                                 10,965,189
                                                            ---------------
       BANKS - 1.9%
       ABN AMRO NA Holding Capital
         6.523%, due 12/29/49
         (144A) (a)(b)....................       345,000            361,520
       Bank of America NA
         5.361%, due 12/18/08 (b).........    13,800,000         13,800,511
       Bank of Ireland
        5.375%, due 12/19/08 (b)..........     7,700,000          7,703,211
        5.415%, due 12/18/09 (b)..........     5,400,000          5,392,969
       Countrywide Bank NA
         5.350%, due 04/25/07 (b).........    11,500,000         11,501,161
       Fleet Boston Financial Corp.
         7.375%, due 12/01/09.............        70,000             73,939
       HSBC Capital Funding LP
         1.000%, due 12/29/49 (144A) (a)..       585,000            544,822
       Popular NA, Inc.
         4.700%, due 06/30/09.............        50,000             48,974
       Rabobank Capital Fund Trust III
         5.254%, due 12/29/49
         (144A) (a)(b)....................       370,000            357,409
       Unicredit Luxembourg Finance SA
         5.426%, due 10/24/08
         (144A) (a)(b)....................    13,100,000         13,106,393
       Westpac Capital Trust III
         5.819%, due 12/29/49
         (144A) (a)(b)....................        80,000             79,438

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------
       BANKS - CONTINUED
       Westpac Capital Trust IV
         5.256%, due 12/29/49
         (144A) (a)(b)..................... $     165,000 $       157,102
                                                          ---------------
                                                               53,127,449
                                                          ---------------
       CHEMICALS - 0.0%
       Dow Chemical Co.
         7.375%, due 11/01/29..............       185,000         214,465
       ICI Wilmington, Inc.
         5.625%, due 12/01/13..............       340,000         336,186
                                                          ---------------
                                                                  550,651
                                                          ---------------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 9.7%
       Adjustable Rate Mortgage Trust
         4.594%, due 05/25/35..............     5,699,323       5,603,304
       American Home Mortgage Investment
         Trust
         4.389%, due 02/25/45 (b)..........     6,855,655       6,744,497
       Banc of America Funding Corp.
        4.114%, due 05/25/35 (b)...........     9,293,187       9,082,615
        4.620%, due 02/20/36 (b)...........    19,930,582      19,833,711
       Banc of America Mortgage Securities,
         Inc.
        5.800%, due 01/25/34 (b)...........     2,058,320       2,068,775
        5.000%, due 05/25/34...............     3,903,115       3,842,431
       Bear Stearns Adjustable Rate
         Mortgage Trust
        5.328%, due 02/25/33 (b)...........       163,815         163,319
        4.750%, due 10/25/35 (b)...........     7,816,770       7,734,550
       Bear Stearns ALT-A Trust
        5.389%, due 05/25/35 (b)...........     5,638,982       5,649,445
        5.837%, due 11/25/36...............    11,952,330      12,000,647
        5.840%, due 11/25/36...............     7,464,348       7,474,065
       Bear Stearns Commercial Mortgage
         Securities, Inc.
         5.060%, due 11/15/16..............       205,001         203,996
       Chevy Chase Mortgage Funding Corp.
         5.600%, due 08/25/35
         (144A) (a)(b).....................       433,371         434,660
       Citigroup Mortgage Loan Trust, Inc.
         4.700%, due 12/25/35 (b)..........    20,963,404      20,622,254
       Countrywide Alternative Loan Trust
         3.450%, due 05/25/35 (b)(c)(d)....    13,471,465         112,864
       Countrywide Home Loans
        5.679%, due 03/25/35 (b)...........     4,108,480       4,126,455
        5.690%, due 06/25/35
          (144A) (a)(b)....................    13,325,870      13,308,952
        5.912%, due 09/20/36 (b)...........    15,387,726      15,483,433

      -----------------------------------------------------------------------
      SECURITY                                   PAR              VALUE
      DESCRIPTION                               AMOUNT           (NOTE 2)
      -----------------------------------------------------------------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Credit Suisse First Boston Mortgage
        Securities Corp.
       5.679%, due 03/25/32 (b)............. $     133,677    $       133,469
       6.500%, due 04/25/33.................       506,506            507,356
       5.900%, due 08/25/33
         (144A) (a)(b)......................       364,984            366,079
       5.900%, due 11/25/35.................     9,555,813          9,557,381
      DSLA Mortgage Loan Trust
        7.030%, due 07/19/44 (b)............     4,057,555          4,131,490
      First Horizon Alternative Mortgage
        Securities
        0.119%, due 01/25/36 (b)(c).........   140,114,664            365,307
      GMAC Mortgage Corp.
        5.940%, due 07/01/13................        63,983             63,583
      GMAC Mortgage Corp. Loan Trust
        5.500%, due 09/25/34................     3,820,214          3,793,885
      Green Tree Financial Corp.
        6.220%, due 03/01/30................       203,012            204,678
      GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................         3,846              3,794
       4.549%, due 09/25/35 (b).............     1,290,642          1,281,932
       5.500%, due 11/25/35.................     8,169,965          8,161,560
       5.470%, due 04/25/36.................     9,298,545          9,415,440
      Harborview Mortgage Loan Trust
        5.570%, due 05/19/35 (b)............     4,316,298          4,328,670
      Indymac ARM Trust
        6.607%, due 01/25/32 (b)............         3,231              3,222
      LB-UBS Commercial Mortgage Trust
        3.323%, due 03/15/27................     4,000,000          3,909,124
      Mellon Residential Funding Corp.
        6.379%, due 07/25/29 (b)............        44,866             44,886
      MLCC Mortgage Investors, Inc.
        5.730%, due 03/15/25 (b)............       127,588            128,151
      Morgan Stanley Dean Witter Capital
        4.920%, due 03/12/35................       495,000            485,600
      Residential Accredit Loans, Inc.
        5.750%, due 03/25/33 (b)............     2,403,081          2,412,278
      Residential Asset Securitization Trust
        5.750%, due 05/25/33 (b)............     2,518,083          2,531,226
      Residential Funding Mortgage
        Securities I
        5.700%, due 06/25/18 (b)............     1,417,892          1,420,097
      Sequoia Mortgage Trust
        5.700%, due 07/20/33 (b)............       959,093            962,495
      Structured Asset Mortgage
        Investments, Inc.
       6.669%, due 03/25/32 (b).............     1,917,368          1,921,793
       5.580%, due 05/25/45 (b).............     4,327,434          4,340,664
      Structured Asset Securities Corp.
        5.000%, due 12/25/34................     4,321,833          4,296,452

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------
        COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
        Washington Mutual, Inc.
         5.620%, due 12/25/27 (b)......... $   6,208,042 $     6,210,801
         5.114%, due 10/25/32 (b).........       164,264         163,464
         4.062%, due 10/25/33.............     5,100,000       5,005,746
         5.596%, due 02/27/34 (b).........       942,496         945,105
         3.801%, due 06/25/34 (b).........    22,700,000      21,930,073
         6.227%, due 06/25/42-08/25/42 (b)     2,467,977       2,470,042
        Wells Fargo Mortgage Backed
          Securities Trust
         4.655%, due 09/25/33 (b).........     6,087,954       5,980,610
         4.950%, due 03/25/36.............    18,938,694      18,718,562
         5.537%, due 08/25/36.............    11,000,000      10,974,751
                                                         ---------------
                                                             271,659,739
                                                         ---------------
        DISTRIBUTION/WHOLESALE - 0.0%
        Roundys, Inc.
          7.720%, due 11/03/11 (c)........       990,000       1,000,147
                                                         ---------------
        ELECTRIC UTILITIES - 0.6%
        Arizona Public Service Co.
          4.650%, due 05/15/15............       165,000         152,423
        CMS Energy Corp.
         7.500%, due 01/15/09.............     7,251,000       7,513,849
         9.875%, due 10/15/07.............       500,000         518,125
        Dominion Resources, Inc.
         8.125%, due 06/15/10.............       335,000         363,558
         6.300%, due 03/15/33.............       210,000         216,552
        DTE Energy Co.
          6.375%, due 04/15/33............       260,000         267,889
        Entergy Gulf States
          3.600%, due 06/01/08............     1,400,000       1,363,486
        NRG Energy, Inc.
          7.250%, due 02/01/14............     5,500,000       5,555,000
        Pacificorp 4.300%, due 09/15/08...       250,000         246,065
        Pepco Holdings, Inc.
         6.450%, due 08/15/12.............        90,000          93,419
         7.450%, due 08/15/32.............       180,000         206,382
        Progress Energy, Inc.
          6.850%, due 04/15/12............       650,000         691,824
        PSEG Power LLC
         5.500%, due 12/01/15.............       420,000         411,792
         8.625%, due 04/15/31.............       245,000         313,857
                                                         ---------------
                                                              17,914,221
                                                         ---------------
        ENVIRONMENTAL SERVICES - 0.2%
        Allied Waste North America, Inc.
          8.500%, due 12/01/08............     5,000,000       5,281,250
                                                         ---------------
        FINANCIAL - DIVERSIFIED - 3.4%
        American General Finance Corp.
          4.500%, due 11/15/07............       280,000         278,430
        ANZ Capital Trust II
          5.360%, due 12/29/49 (144A) (a).       525,000         512,133

        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------
        FINANCIAL - DIVERSIFIED - CONTINUED
        Bank of America Commercial
          Mortgage, Inc.
          4.890%, due 04/11/37........... $   1,430,637 $     1,419,481
        CIT Group, Inc.
          7.750%, due 04/02/12...........     1,900,000       2,097,036
        Citigroup, Inc.
          5.625%, due 08/27/12...........     1,000,000       1,015,686
        General Electric Capital Corp.
         5.380%, due 10/24/08 (b)........    52,000,000      52,043,316
         5.450%, due 01/15/13............       375,000         379,070
         6.750%, due 03/15/32............       165,000         189,581
        Goldman Sachs Group, Inc.
          5.700%, due 09/01/12...........        55,000          56,081
        HSBC Capital Funding LP
          9.547%, due 12/31/49 (144A) (a)       350,000         394,625
        HSBC Finance Corp.
         5.375%, due 05/21/08 (b)........     1,100,000       1,100,467
         5.420%, due 10/21/09 (b)........    11,600,000      11,610,486
        ING Capital Funding Trust III
          8.439%, due 12/31/49...........       200,000         220,940
        JPMorgan Chase Commercial
          Mortgage Securities
          3.890%, due 01/12/37...........     2,500,000       2,442,507
        Lehman Brothers Holdings, Inc.
          5.415%, due 12/23/08 (b).......    12,500,000      12,505,087
        Mid-State Trust
          7.791%, due 03/15/38...........       275,939         297,110
        Mizuho JGB Investment
          9.870%, due 12/31/49
          (144A) (a)(b)..................       410,000         434,634
        Mizuho Preferred Capital
          8.790%, due 12/29/49
          (144A) (a)(b)..................       390,000         408,072
        Morgan Stanley Group, Inc.
         5.300%, due 03/01/13............       800,000         798,643
         5.824%, due 10/18/16 (b)........     3,900,000       3,929,000
        Nisource Finance Corp.
          6.150%, due 03/01/13...........       475,000         484,374
        Prudential Holding LLC
          8.695%, due 12/18/23
          (144A) (a).....................       150,000         183,854
        RBS Capital Trust II
          6.425%, due 12/29/49 (b).......       120,000         124,157
        RBS Capital Trust III
          5.512%, due 09/29/49 (b).......       815,000         806,798
        SLM Corp. 5.625%, due 04/10/07...       775,000         775,552
        Small Business Administration
         7.449%, due 08/01/10............       286,212         299,078
         6.353%, due 03/01/11............        82,820          85,328
         5.500%, due 10/01/18............       138,961         140,344
                                                        ---------------
                                                             95,031,870
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------
       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc.
         4.125%, due 11/01/08............. $     480,000 $       469,035
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Boston Scientific Corp.
         6.000%, due 06/15/11.............     5,000,000       5,051,170
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.2%
       HCA, Inc. 1.000%, due 11/14/13.....     5,000,000       5,059,735
       UnitedHealth Group, Inc.
         3.300%, due 01/30/08.............       340,000         332,641
                                                         ---------------
                                                               5,392,376
                                                         ---------------
       HOMEBUILDERS - 0.2%
       Pulte Homes, Inc.
         6.250%, due 02/15/13.............     6,000,000       6,098,130
                                                         ---------------
       HOTELS, RESTAURANTS & LEISURE - 0.4%
       Hilton Hotels Corp.
         7.625%, due 05/15/08.............     1,000,000       1,025,000
       Mandalay Resort Group
         10.250%, due 08/01/07............     7,000,000       7,201,250
       MGM MIRAGE, Inc.
         9.750%, due 06/01/07.............     3,600,000       3,663,000
                                                         ---------------
                                                              11,889,250
                                                         ---------------
       HOUSEHOLD DURABLES - 0.0%
       Centex Corp.
         5.700%, due 05/15/14.............       280,000         275,382
       D.R. Horton, Inc.
         8.500%, due 04/15/12.............        60,000          62,807
                                                         ---------------
                                                                 338,189
                                                         ---------------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
        6.250%, due 11/15/11..............        55,000          56,909
        5.900%, due 07/01/12..............        60,000          61,221
                                                         ---------------
                                                                 118,130
                                                         ---------------
       MEDIA - 0.5%
       Charter Communications Term B
         1.000%, due 04/25/13.............     1,000,000       1,007,812
       Comcast Cable Holdings
         8.375%, due 03/15/13.............       506,000         577,075
       Comcast Corp.
         7.050%, due 03/15/33.............        75,000          80,445
       Cox Communications, Inc.
         4.625%, due 06/01/13.............       430,000         405,156
       EchoStar DBS Corp.
         6.375%, due 10/01/11.............     7,600,000       7,571,500
       News America Holdings, Inc.
        8.250%, due 08/10/18..............       110,000         129,184
        7.750%, due 01/20/24..............        25,000          27,964
       Tele-Communications TCI Group
         7.875%, due 02/15/26.............       175,000         200,366

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------
       MEDIA - CONTINUED
       Time Warner Cos, Inc.
        9.150%, due 02/01/23............... $     155,000 $       192,188
        8.375%, due 03/15/23...............       260,000         305,739
        7.625%, due 04/15/31...............       310,000         347,332
       Weather Investments S.A.R.L.
         1.000%, due 06/17/12 (c)..........     2,000,000       2,643,820
                                                          ---------------
                                                               13,488,581
                                                          ---------------
       METALS & MINING - 0.3%
       Vale Overseas, Ltd.
         6.875%, due 11/21/36..............     8,200,000       8,451,297
                                                          ---------------
       OIL & GAS - 0.5%
       Duke Capital LLC
        6.250%, due 02/15/13...............       375,000         386,866
        8.000%, due 10/01/19...............        55,000          64,074
       El Paso Corp.
         7.750%, due 01/15/32..............     2,875,000       3,162,500
       Husky Energy, Inc.
         6.150%, due 06/15/19..............       215,000         217,170
       Kinder Morgan Energy Partners
        7.400%, due 03/15/31...............       225,000         247,008
        7.750%, due 03/15/32...............       135,000         154,196
        7.300%, due 08/15/33...............        90,000          97,900
       Magellan Midstream Partners
         5.650%, due 10/15/16..............       385,000         375,516
       Pemex Project Funding Master Trust
        7.375%, due 12/15/14...............     1,700,000       1,875,950
        8.625%, due 02/01/22...............     2,944,000       3,646,144
       Pioneer Natural Resource
         5.875%, due 07/15/16..............       405,000         375,505
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..............        35,000          39,725
       Valero Energy Corp.
         7.500%, due 04/15/32..............       225,000         257,481
       Williams Cos., Inc. (The)
         6.375%, due 10/01/10..............     2,900,000       2,932,625
                                                          ---------------
                                                               13,832,660
                                                          ---------------
       PAPER & FOREST PRODUCTS - 0.0%
       International Paper Co.
         5.850%, due 10/30/12..............        28,000          28,608
                                                          ---------------
       PHARMACEUTICALS - 0.1%
       Wyeth
        5.500%, due 03/15/13...............     2,500,000       2,519,450
        6.450%, due 02/01/24...............       160,000         171,618
                                                          ---------------
                                                                2,691,068
                                                          ---------------
       REAL ESTATE - 0.2%
       Health Care Property Investors, Inc.
         (REIT) 5.950%, due 09/15/11.......     4,100,000       4,140,762

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------------
      SECURITY                                  PAR              VALUE
      DESCRIPTION                              AMOUNT           (NOTE 2)
      -------------------------------------------------------------------------
      REAL ESTATE - CONTINUED
      Ventas Realty LP/Ventas Capital Corp.
        8.750%, due 05/01/09............... $   1,500,000    $     1,601,250
                                                             ---------------
                                                                   5,742,012
                                                             ---------------
      RETAIL - MULTILINE - 0.3%
      Federated Department Stores, Inc.
        6.300%, due 04/01/09...............        60,000             61,032
      Wal-Mart Stores, Inc.
        5.265%, due 06/16/08 (b)...........     8,300,000          8,300,913
                                                             ---------------
                                                                   8,361,945
                                                             ---------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
      Citizens Communications Co.
        7.625%, due 08/15/08...............     2,000,000          2,080,000
      Deutsche Telekom International
        Finance BV
        8.250%, due 06/15/30...............        50,000             61,644
      France Telecom S.A.
        8.500%, due 03/01/31...............       165,000            217,243
      Nordic Telephone Term B
        3.161%, due 11/30/13 (c)...........     2,350,000          3,133,080
      Nordic Telephone Term C
        3.161%, due 11/30/14 (c)...........     2,350,000          3,146,780
      Qwest Capital Funding Inc.
        7.250%, due 02/15/11...............     8,000,000          8,210,000
      Qwest Communications International,
        Inc. 7.500%, due 02/15/14..........       511,000            528,885
      Qwest Corp.
       5.625%, due 11/15/08................     2,000,000          2,012,500
       8.875%, due 03/15/12................     1,720,000          1,924,250
      SBC Communications, Inc.
       4.125%, due 09/15/09................     4,000,000          3,887,456
       5.100%, due 09/15/14................       380,000            369,539
       5.625%, due 06/15/16................       455,000            453,731
      Sprint Capital Corp.
        6.900%, due 05/01/19...............       220,000            227,299
      Verizon Global Funding Corp.
        7.375%, due 09/01/12...............       185,000            202,500
      Verizon New York, Inc.
       6.875%, due 04/01/12................       325,000            337,302
       Series B 7.375%, due 04/01/32.......       155,000            160,504
                                                             ---------------
                                                                  26,952,713
                                                             ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11................       260,000            283,852
       8.125%, due 05/01/12................         5,000              5,632
       8.750%, due 03/01/31................       245,000            319,317
      Cingular Wireless LLC
        6.500%, due 12/15/11...............       700,000            734,263
      Nextel Communications, Inc.
        7.375%, due 08/01/15...............        70,000             71,849
                                                             ---------------
                                                                   1,414,913
                                                             ---------------

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------
        TOBACCO - 0.1%
        Reynolds American, Inc.
          7.625%, due 06/01/16............ $   2,400,000 $     2,542,882
                                                         ---------------
        TRANSPORTATION - 0.0%
        Norfolk Southern Corp.
         5.590%, due 05/17/25.............        60,000          58,352
         7.800%, due 05/15/27.............         7,000           8,584
         5.640%, due 05/17/29.............       168,000         162,826
         7.250%, due 02/15/31.............        65,000          76,148
        Union Pacific Corp.
          6.625%, due 02/01/29............        50,000          54,549
                                                         ---------------
                                                                 360,459
                                                         ---------------
        Total Domestic Bonds & Debt Securities
        (Cost $614,804,584)                                  618,944,173
                                                         ---------------

        FOREIGN BONDS & DEBT SECURITIES - 7.9%
        ARUBA - 0.0%
        UFJ Finance Aruba AEC
          6.750%, due 07/15/13............       220,000         235,088
                                                         ---------------
        CANADA - 0.3%
        Province of Quebec Canada
          5.000%, due 12/01/38............     8,100,000       7,298,619
                                                         ---------------
        CAYMAN ISLANDS - 0.2%
        Hutchison Whampoa International,
          Ltd. 6.250%, due 01/24/14
          (144A) (a)......................       245,000         254,482
        Mizuho Finance
          5.790%, due 04/15/14
          (144A) (a)......................       315,000         317,313
        Petroleum Export, Ltd.
          5.265%, due 06/15/11
          (144A) (a)......................     4,268,863       4,156,665
                                                         ---------------
                                                               4,728,460
                                                         ---------------
        DENMARK - 1.1%
        Nykredit Realkredit A/S
          4.158%, due 10/01/38............    50,500,000       8,772,425
        Realkredit Danmark A/S
          4.858%, due 10/01/38 (b)........   123,600,000      21,215,359
                                                         ---------------
                                                              29,987,784
                                                         ---------------
        FRANCE - 0.2%
        AXA S.A. 8.600%, due 12/15/30.....        60,000          78,020
        France Telecom S.A.
          7.750%, due 03/01/11............       400,000         436,098
        Sigmakalon Group B.V.
         4.588%, due 06/30/12 (c).........       846,000       1,115,466
         1.000%, due 09/19/12-09/19/13 (c)     3,473,618       4,633,291
                                                         ---------------
                                                               6,262,875
                                                         ---------------
        GERMANY - 4.8%
        Bundesobligation
          4.000%, due 02/16/07............    77,850,000     102,764,404

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------
      GERMANY - CONTINUED
      Federal Republic of Germany
        Treasury Bill
        0.000%, due 02/14/07 (d)........... $  17,700,000 $    23,263,972
      Kappa Jefferson
        5.908%, due 11/29/13-11/29/14 (c)..     4,500,000       6,001,652
      Wind Acquisitions S.A.R.L.
        6.134%, due 06/17/14...............     1,700,000       2,262,109
      Wind Acquisitions Sarl
        5.634%, due 06/17/13...............     1,700,000       2,253,838
                                                          ---------------
                                                              136,545,975
                                                          ---------------
      HONG KONG - 0.1%
      Hong Kong Government
        5.125%, due 08/01/14
        (144A) (a).........................     4,000,000       4,004,064
                                                          ---------------
      ITALY - 0.4%
      Telecom Italia Capital
        4.000%, due 11/15/08...............       270,000         263,056
      Unicredito Italiano Spa
        5.370%, due 05/29/08...............    10,100,000      10,095,627
                                                          ---------------
                                                               10,358,683
                                                          ---------------
      LUXEMBOURG - 0.3%
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...............       510,000         487,336
      VTB Capital SA for Vneshtorgbank
        5.970%, due 08/01/08
        (144A) (a)(b)......................     6,500,000       6,511,375
                                                          ---------------
                                                                6,998,711
                                                          ---------------
      NETHERLANDS - 0.2%
      Deutsche Telekom Finance
        5.250%, due 07/22/13...............       425,000         415,495
      UPC Broadband Holding B.V.
        1.000%, due 03/31/13-12/31/13 (c)..     4,049,167       5,365,775
                                                          ---------------
                                                                5,781,270
                                                          ---------------
      NORWAY - 0.0%
      Den Norske Bank
        7.729%, due 06/29/49...............       115,000         124,196
                                                          ---------------
      PANAMA - 0.1%
      Republic of Panama
       9.625%, due 02/08/11................       936,000       1,071,720
       9.375%, due 07/23/12................       410,000         482,775
       6.700%, due 01/26/36................     1,150,000       1,201,750
                                                          ---------------
                                                                2,756,245
                                                          ---------------
      RUSSIA - 0.0%
      Morgan Stanley (Gazprom)
        9.625%, due 03/01/13
        (144A) (a).........................       130,000         156,000
      Russian Federation
        11.000%, due 07/24/18..............       100,000         144,770
                                                          ---------------
                                                                  300,770
                                                          ---------------

      ----------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      ----------------------------------------------------------------------
      SINGAPORE - 0.0%
      United Overseas Bank, Ltd.
        5.375%, due 09/03/19
        (144A) (a)......................... $     470,000 $       466,098
                                                          ---------------
      SOUTH AFRICA - 0.0%
      Republic of South Africa
        9.125%, due 05/19/09...............       700,000         757,750
                                                          ---------------
      SOUTH KOREA - 0.0%
      Industrial Bank of Korea
        4.000%, due 05/19/14
        (144A) (a)(e)......................       335,000         324,714
      Korea First Bank, Ltd.
        7.267%, due 03/03/34
        (144A) (a).........................       240,000         259,958
      Woori Bank Korea
        5.750%, due 03/13/14
        (144A) (a)(b)......................       305,000         307,249
                                                          ---------------
                                                                  891,921
                                                          ---------------
      SWEDEN - 0.0%
      Skandinaviska Enskilda Banken
        4.958%, due 03/29/49
        (144A) (a)(b)......................       415,000         393,162
      Swedbank 9.000%, due 12/29/49
        (144A) (a).........................       180,000         197,454
                                                          ---------------
                                                                  590,616
                                                          ---------------
      UKRAINE - 0.1%
      Republic of Ukraine
       11.000%, due 03/15/07...............       642,317         649,318
       6.875%, due 03/04/11................       200,000         205,800
       7.650%, due 06/11/13................       500,000         541,800
                                                          ---------------
                                                                1,396,918
                                                          ---------------
      UNITED KINGDOM - 0.1%
      BP Capital Markets Plc
        2.750%, due 12/29/06...............       380,000         380,000
      British Telecom Plc
        1.000%, due 12/15/10...............       190,000         212,220
      HBOS Capital Funding LP
        6.071%, due 06/30/49
        (144A) (a).........................        45,000          45,696
      HBOS Plc 5.375%, due 12/29/49
        (144A) (a).........................       285,000         281,053
      HBOS Treasury Services Plc
        3.600%, due 08/15/07
        (144A) (a).........................       425,000         420,399
      Standard Chartered Bank
        8.000%, due 05/30/31
        (144A) (a).........................       235,000         289,723
                                                          ---------------
                                                                1,629,091
                                                          ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $214,343,863)                                     221,115,134
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                               PAR              VALUE
        DESCRIPTION                           AMOUNT           (NOTE 2)
        -------------------------------------------------------------------
        U. S. GOVERNMENT & AGENCY OBLIGATIONS - 84.8%
        Federal Home Loan Mortgage Corp.
         5.500%, due 07/01/07-05/01/35.... $  42,104,997    $    41,731,000
         4.500%, due 10/01/07.............     1,953,948          1,941,960
         7.000%, due 09/01/10.............         8,530              8,750
         6.500%, due 04/01/11-06/01/29....       222,590            228,611
         6.000%, due 05/01/11-04/01/23....    12,423,533         12,601,524
         5.000%, due 09/15/16-09/01/35....    73,148,098         72,339,932
         3.500%, due 03/15/17-07/15/32....     5,231,724          5,187,569
         6.875%, due 11/15/23 (b).........     1,785,916          1,882,739
         7.341%, due 01/01/29 (b).........     2,635,181          2,697,409
         5.950%, due 05/15/29 (b).........       305,079            306,261
         5.911%, due 11/01/31 (b).........       238,640            240,407
         5.162%, due 08/01/32 (b).........     1,569,353          1,580,601
         5.600%, due 07/15/34 (b).........       635,128            637,406
         5.339%, due 09/01/35 (b).........    15,422,764         15,451,396
         6.230%, due 07/25/44 (b).........    30,939,845         31,106,431
         6.027%, due 10/25/44 (b).........     5,649,966          5,681,872
        Federal Home Loan Mortgage Corp.
          5.500%, due TBA (f).............    13,500,000         13,352,337
        Federal National Mortgage Assoc.
         5.500%, due 01/01/08-06/01/36....   498,198,483        493,174,373
         6.000%, due 11/01/08-02/01/34....    13,201,132         13,378,129
         6.500%, due 03/01/09-10/01/17....     1,279,269          1,310,820
         7.000%, due 04/01/11-05/01/11....        70,012             71,514
         8.000%, due 11/01/13-10/01/25....        39,780             40,861
         3.500%, due 04/25/17.............       645,541            643,127
         5.000%, due 02/01/18-03/01/36....   372,625,347        362,337,055
         6.830%, due 10/01/28 (b).........       462,471            466,825
         7.500%, due 09/01/30.............         2,977              3,101
         6.828%, due 02/01/31 (b).........     1,406,362          1,406,612
         7.099%, due 09/01/31 (b).........       265,945            269,050
         5.750%, due 09/18/31 (b).........     1,848,672          1,863,573
         6.250%, due 04/25/32 (b).........       766,608            786,530
         5.497%, due 07/01/32 (b).........       243,216            242,882
         5.502%, due 09/01/32 (b).........       854,713            861,377
         4.817%, due 11/01/32 (b).........     1,301,711          1,301,087
         4.991%, due 09/01/34 (b).........     8,814,952          8,697,931
         6.187%, due 09/01/34 (b).........       560,563            565,968
         4.190%, due 11/01/34 (b).........    22,218,634         22,006,324
         4.727%, due 12/01/34 (b).........     4,891,839          4,838,916
         4.777%, due 12/01/34 (b).........    13,770,272         13,630,786
         4.678%, due 05/25/35 (b).........     8,600,000          8,493,202
         4.737%, due 09/01/35 (b).........    12,118,436         11,967,756
         4.846%, due 11/01/35 (b).........     4,215,868          4,222,096
         6.722%, due 11/01/35 (b).........     2,738,555          2,803,997
         6.339%, due 12/01/36 (b).........     1,753,155          1,771,170
         5.958%, due 08/01/41-10/01/44 (b)    13,157,175         13,277,079
         6.008%, due 09/01/41 (b).........     4,366,502          4,416,472
         5.957%, due 08/01/42 (b).........     1,427,584          1,440,282

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       Federal National Mortgage Assoc.
        5.000%, due TBA (f)............... $  96,000,000 $    94,380,000
        6.000%, due TBA (f)...............   829,000,000     834,699,375
        6.500%, due TBA (f)...............    61,000,000      62,162,782
       Government National Mortgage Assoc.
        8.250%, due 02/15/09..............         7,847           7,904
        6.000%, due 04/15/14..............        87,122          88,675
        5.375%, due 02/20/22-05/20/32 (b).     1,069,608       1,079,831
        7.000%, due 10/15/23..............        61,038          63,066
        7.500%, due 01/15/26-04/15/31.....     6,240,273       6,585,907
        5.125%, due 01/20/26-11/20/30 (b).       559,069         567,052
        5.750%, due 08/20/27 (b)..........       214,156         216,786
        5.500%, due 09/20/27-09/20/33 (b).       938,529         938,811
        5.250%, due 02/20/28-01/20/30 (b).       328,893         330,036
        5.875%, due 04/20/29 (b)..........        71,807          72,368
        5.850%, due 02/16/30 (b)..........        62,373          62,979
        1.000%, due 05/20/30 (b)..........       190,885         193,124
        5.650%, due 01/16/31 (b)..........       197,712         198,639
        4.750%, due 03/20/32 (b)..........         3,963           3,959
        6.000%, due 07/20/32 (b)..........        41,483          41,797
        5.000%, due 03/20/33 (b)..........        46,304          46,309
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07..............    38,854,865      38,800,235
        3.625%, due 01/15/08..............    56,094,917      56,710,671
        3.875%, due 01/15/09..............       492,280         505,972
        0.875%, due 04/15/10..............    56,892,361      53,954,440
        2.000%, due 07/15/14..............    14,883,564      14,450,437
        2.500%, due 07/15/16..............    14,191,764      14,303,751
       U.S. Treasury Note
        5.125%, due 05/15/16..............     8,700,000       8,961,339
                                                         ---------------
       Total U. S. Government & Agency Obligations
       (Cost $2,383,781,139)                               2,372,691,345
                                                         ---------------
       PREFERRED STOCK - 0.0%
       Home Ownership Funding
         13.331%/1.000% *(g)(h)
         (Cost - $1,011,000)..............         2,500         368,817
                                                         ---------------
       RIGHT - 0.0%
       United Mexican States (c)
         (Cost - $0)......................     1,500,000          21,750
                                                         ---------------
       OPTIONS - 0.1%
       OTC British Pound Calls,
         Expire 06/15/07..................   108,500,000          82,226
       CBOT Futures Puts,
         Expire 02/23/07..................     1,079,000          16,859
       CME Eurodollar Puts,
         Expire 03/17/07..................     3,407,500           8,519
       CME Eurodollar Puts,
         Expire 12/17/07..................    12,762,500          31,906

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------
       OPTIONS - CONTINUED
       Eurodollar Futures Puts,
         Expire 03/17/08................... $   3,972,500 $         9,931
       Eurodollar Futures Puts,
         Expire 03/19/07...................     2,250,000           5,625
       Eurodollar Futures Puts,
         Expire 06/18/07...................     4,942,500         148,275
       Eurodollar Futures Puts,
         Expire 09/17/07...................     7,935,000          19,837
       Eurodollar Futures Puts,
         Expire 09/17/07...................     7,067,500          17,669
       Eurodollar Futures Puts,
         Expire 09/17/07...................     2,957,500           7,394
       Eurodollar Futures Puts,
         Expire 09/17/07...................     2,255,000           5,638
       Eurodollar Puts, Expire 03/17/08....       125,000             313
       Eurodollar Puts, Expire 06/18/07....     3,505,000           8,762
       Option On Future, Expire 03/17/08...     1,740,000           4,350
       Option On Future, Expire 03/17/08...       255,000             638
       Swaption Calls, Expire 07/02/07.....   190,100,000         567,743
       Swaption Calls, Expire 08/08/07.....    64,400,000         181,989
       U.S. Treasury Futures Options Calls,
         Expire 02/23/07...................        67,000          13,606
       U.S. Dollar Calls, Expire 12/20/07..   139,300,000         849,802
                                                          ---------------
       Total Options
       (Cost $3,366,006)                                        1,981,082
                                                          ---------------

       SHORT-TERM INVESTMENTS - 18.6%
       COMMERCIAL PAPER - 14.2%
       Bankamerica Corp.
        5.250%, due 01/12/07-03/15/07......    69,500,000      68,767,348
        5.245%, due 03/30/07...............     1,400,000       1,382,051
       BNP Paribas Finance, Inc.
         5.300%, due 01/02/07..............    91,400,000      91,386,544
       DaimlerChrysler NA Holding Corp.
         5.345%, due 06/22/07..............    12,100,000      11,791,000
       Danske Corp.
         5.255%, due 01/18/07(144A) (a)....     1,300,000       1,296,774
       Ixis Commercial Paper Corp.
         5.220%, due 03/27/07 (a)..........    12,800,000      12,642,240
       Rabobank USA Financial Corp.
         5.280%, due 01/02/07..............    76,800,000      76,788,736
       Societe Generale North America
        5.270%, due 01/02/07...............    75,700,000      75,688,918
        5.245%, due 01/08/07...............     1,200,000       1,198,776
        1.000%, due 06/11/07...............     6,900,000       6,898,684
       Time Warner
         5.360%, due 04/12/07..............    13,200,000      13,001,501

      -------------------------------------------------------------------
      SECURITY                                 PAR            VALUE
      DESCRIPTION                             AMOUNT         (NOTE 2)
      -------------------------------------------------------------------
      COMMERCIAL PAPER - CONTINUED
      UBS Finance (Delaware) LLC
       5.245%, due 01/08/07............... $   7,800,000 $     7,792,045
       5.160%, due 06/12/07...............    27,800,000      27,154,484
      Viacom, Inc. 5.600%, due 03/22/07
        (144A) (a)........................       400,000         400,000
                                                         ---------------
                                                             396,189,101
                                                         ---------------
      REPURCHASE AGREEMENTS - 3.6%
      Lehman Brothers, Inc., Repurchase
        Agreement dated 12/29/06 at
        4.850% to be repurchased at
        $94,050,656 on 01/02/07
        collateralized by $89,510,000 U.S.
        Treasury Note
        1.875% due 07/15/13 with a
        value of $95,508,038..............    94,000,000      94,000,000
      State Street Bank and Trust Co.,
        Repurchase Agreement dated
        12/29/06 at 3.400% to be
        repurchased at $6,011,270 on
        01/02/07 collateralized by
        6,150,000 FNMA at
        3.00% due 08/15/07 with a
        value of $6,133,149...............     6,009,000       6,009,000
                                                         ---------------
                                                             100,009,000
                                                         ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.8%
      U.S. Treasury Bill
       4.810%, due 03/01/07 (d)...........        45,000          44,645
       4.842%, due 03/01/07 (d)...........       620,000         615,081
       4.896%, due 03/01/07 (d)...........       756,000         749,933
       4.905%, due 03/01/07 (d)...........     3,500,000       3,471,864
       4.800%, due 03/15/07 (d)...........    12,025,000      11,907,957
       4.802%, due 03/15/07 (d)...........     5,360,000       5,307,809
       4.805%, due 03/15/07 (d)...........       300,000         297,077
       4.807%, due 03/15/07 (d)...........       580,000         574,347
       4.810%, due 03/15/07 (d)...........       500,000         495,123
       4.825%, due 03/15/07 (d)...........       500,000         495,108
                                                         ---------------
                                                              23,958,944
                                                         ---------------
      Total Short - Term Investments
      (Cost $520,157,045)                                    520,157,045
                                                         ---------------

      TOTAL INVESTMENTS - 134.6%
      (Cost $3,764,750,675)                              $ 3,765,110,435
                                                         ---------------

      Other Assets and Liabilities (net) - (34.6)%          (968,470,070)
                                                         ---------------

      TOTAL NET ASSETS - 100.0%                          $ 2,796,640,355
                                                         ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES

* Non-income producing security

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in aggregate $77,902,968.

(b) Variable or floating rate security. The stated rate represents the rate at December 31, 2006

(c) Illiquid securities representing in the aggregate 0.62% of net assets.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

(e) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(f) This security is traded on a "to-be-announced" basis.

(g) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $368,817 of net assets.

(h) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

AMBAC - Ambac Indemnity Corporation

FNMA - Federal National Mortgage Association

MTN - Medium-Term Note

REIT - Real Estate Investment Trust

Term - Term Loan

The following table summarizes the portfolio composition of the Portfolio's holdings at December 31, 2006 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        76.42%
                  AA                                       1.85%
                  A                                       16.47%
                  BBB                                      2.43%
                  BB                                       1.21%
                  B                                        1.62%
                                                         ------
                  Total:                                 100.00%
                                                         ======

                                                             NUMBER OF
CALL OPTIONS                        EXPIRATION STRIKE PRICE  CONTRACTS      VALUE
-------------------------------------------------------------------------------------
OTC GBP Swaps Option                06/15/2007    $ 4.85    (31,000,000) $  (149,311)
OTC ECAL Swaps Option               01/02/2007      4.60    (36,600,000)          --
OTC ECAL BRITLE Swaps Option        04/20/2008      0.45     (4,900,000)     (21,335)
OTC USD Swaps Option                12/20/2007      5.15    (60,600,000)    (920,909)
USD ECAL Swaps Options              07/02/2007      5.00    (82,700,000)    (672,617)
Eurodollar Midcurve 1YR Futures     06/15/2007     95.75         (1,977)    (296,550)
Swaption                            08/08/2007      4.90    (28,000,000)    (202,919)
                                                                         -----------
(Written Option Premium $3,557,279)                                      $(2,263,641)
                                                                         ===========

PUT OPTIONS                         EXPIRATION STRIKE PRICE  CONTRACTS      VALUE
-------------------------------------------------------------------------------------
OTC EPUT                            01/02/2007    $ 5.90    (36,600,000) $        --
(Written Option Premium $237,900)

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


                                  INTEREST
 SECURITIES SOLD SHORT              RATE    MATURITY    PROCEEDS      VALUE
 ------------------------------------------------------------------------------
 U.S. Treasury Notes                3.25%   8/15/2007 $ 28,694,601 $ 28,695,297
 U.S. Treasury Notes                3.00%  11/15/2007   29,213,638   29,485,560
 U.S. Treasury Notes                4.88%   2/15/2012   75,711,621   74,800,541
 U.S. Treasury Notes                4.75%   5/15/2014   23,316,216   22,865,915
 Federal National Mortgage Assoc.   5.00%         TBA   33,785,938   33,796,875
 Federal National Mortgage Assoc.   5.50%         TBA  307,920,957  306,909,999
                                                      ------------ ------------
                                                      $498,642,971 $496,554,187
                                                      ============ ============

                                                               ACQUISITION
                                                                COST AS A             VALUE AS A
ILLIQUID AND                          ACQUISITION ACQUISITION PERCENTAGE OF          PERCENTAGE OF
RESTRICTED SECURITIES                    DATES       COST      NET ASSETS    VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------
Home Ownership Funding 13.331%/1.000% 11/10/2004  $1,011,000      0.04%     $368,817     0.01%
                                                  ----------      ----      --------     ----
                                                  $1,011,000      0.04%     $368,817     0.01%
                                                  ==========      ====      ========     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

PIMCO TOTAL RETURN PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $3,665,101,435
   Repurchase Agreements                                                    100,009,000
   Cash                                                                       5,252,191
   Cash denominated in foreign currencies**                                  35,723,697
   Receivable for investments sold                                        1,376,855,952
   Receivable for Trust shares sold                                           3,850,610
   Dividends receivable                                                           2,112
   Interest receivable                                                       21,291,254
   Unrealized appreciation on forward currency contracts (Note 8)             1,075,383
                                                                         --------------
     Total assets                                                         5,209,161,634
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                1,900,227,672
     Trust shares redeemed                                                    1,208,221
     Securities sold short, at value*** (Note 2)                            496,554,187
     Net variation margin on financial futures contracts (Note 7)               943,881
     Open swap contracts at fair value (Note 10)                                705,836
     Unrealized depreciation on forward currency contracts (Note 8)           2,181,820
     Outstanding written options****                                          2,263,641
     Distribution and services fees - Class B                                   261,928
     Distribution and services fees - Class E                                    17,108
     Interest payable swap position                                           6,300,748
     Investment advisory fee payable (Note 3)                                 1,182,308
     Administration fee payable                                                  23,690
     Custodian and accounting fees payable                                      563,405
   Accrued expenses                                                              86,834
                                                                         --------------
     Total liabilities                                                    2,412,521,279
                                                                         --------------
NET ASSETS                                                               $2,796,640,355
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $2,699,007,326
   Distributions in excess of net realized gain                             (10,381,817)
   Unrealized appreciation on investments, futures contracts, options
    contracts, swap contracts and foreign currency                              778,349
   Undistributed net investment income                                      107,236,497
                                                                         --------------
     Total                                                               $2,796,640,355
                                                                         ==============
NET ASSETS
   Class A                                                               $1,445,121,141
                                                                         ==============
   Class B                                                                1,219,059,811
                                                                         ==============
   Class E                                                                  132,459,403
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  122,425,419
                                                                         ==============
   Class B                                                                  104,268,472
                                                                         ==============
   Class E                                                                   11,293,528
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        11.80
                                                                         ==============
   Class B                                                                        11.69
                                                                         ==============
   Class E                                                                        11.73
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $3,653,720,932
**Cost of cash denominated in foreign currencies                             35,868,073
***Proceed of short sales                                                   498,642,971
****Cost of written options                                                   3,795,179

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

PIMCO TOTAL RETURN PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $    389,487
   Interest                                                                119,365,847
                                                                          ------------
       Total investment income                                             119,755,334
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                         12,360,372
   Administration fees                                                         276,242
   Custody and accounting fees                                               1,183,520
   Distribution fee - Class B                                                2,959,362
   Distribution fee - Class E                                                  209,262
   Transfer agent fees                                                          82,550
   Audit                                                                        29,997
   Legal                                                                        42,059
   Trustee fees and expenses                                                    25,317
   Shareholder reporting                                                       155,420
   Insurance                                                                    47,141
   Other                                                                        26,542
                                                                          ------------
   Total expenses                                                           17,397,784
                                                                          ------------
   Net investment income                                                   102,357,550
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
   CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                            (335,835)
       Futures contracts                                                    14,174,473
       Options contracts                                                      (475,577)
       Swap contracts                                                      (10,021,892)
       Foreign currency related transactions                                 1,761,202
                                                                          ------------
   Net realized gain on investments, futures contracts, options
       contracts, swap contracts and foreign currency                        5,102,371
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          14,498,890
       Futures contracts                                                   (13,080,077)
       Options contracts                                                       862,441
       Swap contracts                                                        6,133,548
       Foreign currency                                                        279,261
                                                                          ------------
   Net change in unrealized appreciation on investments, futures contracts, options contracts, swap contracts and foreign
       currency                                                              8,694,063
                                                                          ------------
   Net realized and unrealized gain on investments, futures
       contracts, options contracts, swap contracts and foreign
       currency                                                             13,796,434
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $116,153,984
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $         38

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

PIMCO TOTAL RETURN PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2006            2005
                                                                         -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  102,357,550  $   63,575,163
   Net realized gain (loss) on investments, futures contracts,
       options contracts, swap contracts and foreign currency                 5,102,371      (3,427,242)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency                                         8,694,063     (14,539,883)
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     116,153,984      45,608,038
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                (29,094,951)       (488,651)
     Class B                                                                (30,169,751)             --
     Class E                                                                 (3,863,607)             --
   From net realized gains
     Class A                                                                   (429,561)     (5,790,054)
     Class B                                                                   (483,466)     (7,125,906)
     Class E                                                                    (60,274)       (941,261)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                  (64,101,610)    (14,345,872)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                612,875,519     433,493,009
     Class B                                                                174,431,330     187,310,560
     Class E                                                                  7,736,408      12,424,917
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 29,524,512       6,278,705
     Class B                                                                 30,653,217       7,125,906
     Class E                                                                  3,923,881         941,261
   Cost of shares repurchased
     Class A                                                               (137,417,970)   (118,188,353)
     Class B                                                               (116,201,961)   (131,037,069)
     Class E                                                                (27,861,563)    (15,748,305)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions               577,663,373     382,600,631
                                                                         --------------  --------------
   Total increase in net assets                                             629,715,747     413,862,797
   Net assets at beginning of Period                                      2,166,924,608   1,753,061,811
                                                                         --------------  --------------
   Net assets at end of Period                                           $2,796,640,355  $2,166,924,608
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $  107,236,497  $   76,892,206
                                                                         ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                   CLASS A
PIMCO TOTAL RETURN PORTFOLIO                                             ------------------------------------------------
                                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                                         ------------------------------------------------
                                                                             2006        2005        2004        2003
                                                                         --------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  11.60     $ 11.40     $ 11.61     $ 11.34
                                                                         --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.49 (a)    0.40 (a)    0.20 (a)    0.28 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................     0.04       (0.12)       0.40        0.23
                                                                         --------     -------     -------     -------
Total from Investment Operations........................................     0.53        0.28        0.60        0.51
                                                                         --------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.32)      (0.01)      (0.81)      (0.13)
Distributions from Net Realized Capital Gains...........................    (0.01)      (0.07)         --       (0.11)
                                                                         --------     -------     -------     -------
Total Distributions.....................................................    (0.33)      (0.08)      (0.81)      (0.24)
                                                                         --------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.80     $ 11.60     $ 11.40     $ 11.61
                                                                         ========     =======     =======     =======
TOTAL RETURN                                                                 4.80%       2.46%       5.25%       4.53%
Ratio of Expenses to Average Net Assets.................................     0.58%       0.57%       0.57%       0.59%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.58%       0.57%        N/A        0.57%(b)
Ratio of Net Investment Income to Average Net Assets....................     4.28%       3.42%       1.69%       2.43%
Portfolio Turnover Rate.................................................    161.2%      344.2%      416.0%      547.1%
Net Assets, End of Period (in millions)................................. $1,445.1      $912.6      $578.0      $194.5

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


PIMCO TOTAL RETURN PORTFOLIO                                             --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 10.35
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.33(a)
Net Realized/Unrealized Gain (Loss) on Investments......................    0.66
                                                                         -------
Total from Investment Operations........................................    0.99
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................      --
                                                                         -------
Total Distributions.....................................................      --
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $ 11.34
                                                                         =======
TOTAL RETURN                                                                9.57%
Ratio of Expenses to Average Net Assets.................................    0.65%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.64%(b)
Ratio of Net Investment Income to Average Net Assets....................    3.06%
Portfolio Turnover Rate.................................................   474.4%
Net Assets, End of Period (in millions).................................  $155.0

                                                                                                     CLASS B
                                                                         ----------------------------------------------------
                                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------
                                                                             2006         2005          2004         2003
                                                                         --------     ---------     ---------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  11.50     $   11.32     $   11.54     $ 11.29
                                                                         --------     ---------     ---------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.46 (a)      0.37 (a)      0.19 (a)    0.24 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................     0.04         (0.12)         0.38        0.25
                                                                         --------     ---------     ---------     -------
Total from Investment Operations........................................     0.50          0.25          0.57        0.49
                                                                         --------     ---------     ---------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.30)           --         (0.79)      (0.13)
Distributions from Net Realized Capital Gains...........................    (0.01)        (0.07)           --       (0.11)
                                                                         --------     ---------     ---------     -------
Total Distributions.....................................................    (0.31)        (0.07)        (0.79)      (0.24)
                                                                         --------     ---------     ---------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.69     $   11.50     $   11.32     $ 11.54
                                                                         ========     =========     =========     =======
TOTAL RETURN                                                                 4.52%         2.25%         4.98%       4.53%
Ratio of Expenses to Average Net Assets*................................     0.83%         0.82%         0.81%       0.83%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.83%         0.82%          N/A        0.82%(b)
Ratio of Net Investment Income to Average Net Assets....................     4.01%         3.13%         1.66%       2.07%
Portfolio Turnover Rate.................................................    161.2%        344.2%        416.0%      547.1%
Net Assets, End of Period (in millions)................................. $1,219.1      $1,107.7      $1,028.5      $893.8

                                                                         --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 10.33
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................    0.31(a)
Net Realized/Unrealized Gain (Loss) on Investments......................    0.65
                                                                         -------
Total from Investment Operations........................................    0.96
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................      --
                                                                         -------
Total Distributions.....................................................      --
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $ 11.29
                                                                         =======
TOTAL RETURN                                                                9.29%
Ratio of Expenses to Average Net Assets*................................    0.90%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    0.90%(b)
Ratio of Net Investment Income to Average Net Assets....................    2.85%
Portfolio Turnover Rate.................................................   474.4%
Net Assets, End of Period (in millions).................................  $427.7

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS E
PIMCO TOTAL RETURN PORTFOLIO                                             ----------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------
                                                                            2006       2005        2004        2003
                                                                         ------     -------     -------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $11.53     $ 11.34     $ 11.56     $ 11.30
                                                                         ------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.47 (a)    0.39 (a)    0.21 (a)    0.23 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.05       (0.13)       0.37        0.27
                                                                         ------     -------     -------     -------
Total from Investment Operations........................................   0.52        0.26        0.58        0.50
                                                                         ------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.31)         --       (0.80)      (0.13)
Distributions from Net Realized Capital Gains...........................  (0.01)      (0.07)         --       (0.11)
                                                                         ------     -------     -------     -------
Total Distributions.....................................................  (0.32)      (0.07)      (0.80)      (0.24)
                                                                         ------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $11.73     $ 11.53     $ 11.34     $ 11.56
                                                                         ======     =======     =======     =======
TOTAL RETURN                                                               4.67%       2.33%       5.06%       4.44%
Ratio of Expenses to Average Net Assets*................................   0.72%       0.72%       0.71%       0.73%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.72%       0.72%        N/A        0.71%(b)
Ratio of Net Investment Income to Average Net Assets....................   4.10%       3.24%       1.76%       2.02%
Portfolio Turnover Rate.................................................  161.2%      344.2%      416.0%      547.1%
Net Assets, End of Period (in millions)................................. $132.5      $146.6      $146.6      $119.3

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


PIMCO TOTAL RETURN PORTFOLIO                                             -------

                                                                         -------
                                                                            2002
                                                                         ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.33
                                                                         ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.33(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.64
                                                                         ------
Total from Investment Operations........................................   0.97
                                                                         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --
Distributions from Net Realized Capital Gains...........................     --
                                                                         ------
Total Distributions.....................................................     --
                                                                         ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.30
                                                                         ======
TOTAL RETURN                                                               9.39%
Ratio of Expenses to Average Net Assets*................................   0.80%
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.80%(b)
Ratio of Net Investment Income to Average Net Assets....................   3.00%
Portfolio Turnover Rate.................................................  474.4%
Net Assets, End of Period (in millions).................................  $29.2

* Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is PIMCO Total Return Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                        Expiring
              Portfolio                       Total    12/31/2014
              ---------                    ----------- -----------

              PIMCO Total Return Portfolio $11,799,340 $11,799,340

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

K. SWAP AGREEMENTS - The Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the investment adviser believes such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the investment adviser will not treat them as being subject to the Portfolio's borrowing restrictions. The Portfolio may enter into OTC swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. REVERSE REPURCHASE AGREEMENTS - The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. MORTGAGE DOLLAR ROLLS - PIMCO Total Return Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the period ended December 31, 2006 was approximately $777,336,302.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pacific Investment Management Company LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                              Management Fees
                             earned by Manager
                             for the year ended
Portfolio                    December 31, 2006  % per annum Average Daily Assets
---------                    ------------------ ----------- --------------------

PIMCO Total Return Portfolio    $12,360,372        0.50%            All

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                                                 Net Increase
                                                    Shares Issued                 (Decrease)
                             Beginning    Shares   Through Dividend   Shares      in Shares     Ending
                              Shares       Sold      Reinvestment   Repurchased  Outstanding    Shares
-                            ---------- ---------- ---------------- -----------  ------------ -----------

PIMCO Total Return Portfolio

 Class A

 12/31/2006                  78,649,719 53,129,683    2,633,766     (11,987,749)  43,775,700  122,425,419

 12/31/2005                  50,716,821 37,640,166      540,336     (10,247,604)  27,932,898   78,649,719

 Class B

 12/31/2006                  96,335,613 15,269,408    2,754,108     (10,090,657)   7,932,859  104,268,472

 12/31/2005                  90,890,100 16,348,438      619,105     (11,522,030)   5,445,513   96,335,613

 Class E

 12/31/2006                  12,709,648    669,480      351,918      (2,437,518)  (1,416,120)  11,293,528

 12/31/2005                  12,928,080  1,078,342       81,565      (1,378,339)    (218,432)  12,709,648

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                       Purchases                        Sales
-                            ------------------------------ ------------------------------
                             U.S. Government Non-Government U.S. Government Non-Government
-                            --------------- -------------- --------------- --------------

PIMCO Total Return Portfolio $4,278,926,399  $1,724,359,682 $4,038,467,077   $277,834,199

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                Federal        Gross        Gross
                               Income Tax    Unrealized   Unrealized   Net Unrealized
Portfolio                         Cost      Appreciation Depreciation   Depreciation
---------                    -------------- ------------ ------------  --------------

PIMCO Total Return Portfolio $3,773,430,450 $20,119,688  $(28,439,703)  $(8,320,015)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                               Ordinary Income    Long-Term Capital Gain          Total
-                            -------------------- ---------------------- -----------------------
                                2006       2005     2006       2005         2006        2005
-                            ----------- -------- --------  -----------  ----------- -----------

PIMCO Total Return Portfolio $63,128,395 $488,706 $973,395  $13,857,166  $64,101,790 $14,345,872

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                             Undistributed Undistributed     Net
                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                Income         Gain      Appreciation   and Deferrals       Total
-                            ------------- ------------- ------------ ------------------ -----------

PIMCO Total Return Portfolio $105,978,367       $--       $3,454,001     $(11,799,340)   $97,633,028

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2006 and the description and unrealized appreciation or depreciation were as follows:

                                                                                                          Unrealized
                                                                                                        Appreciation/
                 Description                      Expiration date    Number of Contracts Notional Value (Depreciation)
---------------------------------------------- --------------------- ------------------- -------------- --------------
U.S. Treasury Bonds Futures                    March 2007 - Long              103          $11,478,063    $(234,969)
Germany Federal Republic Bonds 10 Year Futures March 2007 - Long              444           51,517,320   (1,577,873)
U.S. Treasury Notes 10 Year Futures            March 2007 - Long              690           74,153,438     (829,547)
U.S. Treasury Notes 5 Year Futures             March 2007 - Long            1,079          113,362,438     (539,953)
Euro Dollar Futures                            March 2007 - Long            1,501          355,286,700     (183,875)
Euro Dollar Futures                            June 2007 - Long             2,392          556,724,600     (161,075)
Euribor Futures                                September 2007 - Long          390           93,507,375     (340,952)
Euro Dollar Futures                            September 2007 - Long        1,578          374,439,675   (1,277,400)
Libor Futures                                  December 2007 - Long         2,046          241,734,900   (1,428,394)
Euro Dollar Futures                            December 2007 - long         5,278        1,254,184,750   (1,718,150)
Euro Dollar Futures                            March 2008 - Long           10,783        2,563,927,825   (3,244,725)
Option on Uribund 10 Year Future               February 2007 - Short        (800)              (8,000)       168,909
Option on Uribund 10 Year Future               February 2007 - Short        (800)            (768,000)     (770,647)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

                                      28

8. FORWARD FOREIGN CURRENCY CONTRACTS



Forward Foreign Currency Contracts to Buy:

                                                                                         Net Unrealized
                                                                 Value at   In exchange  Appreciation/
Settlement Date                            Contacts to Deliver   12/31/06   for U.S. $   (Depreciation)
---------------                            ------------------- ------------ ------------ --------------

01/11/2007                                   1,180,000   AUD   $    929,850 $    917,214    $ 12,636

02/01/2007                                   1,293,000   AUD      1,018,300    1,012,296       6,004

01/03/2007                                   3,535,935   BRL      1,655,633    1,624,000      31,633

01/03/2007                                   7,217,792   BRL      3,379,591    3,317,000      62,591

01/03/2007                                  10,254,156   BRL      4,801,309    4,744,000      57,309

05/03/2007                                   3,522,040   BRL      1,616,022    1,574,096      41,926

06/04/2007                                   3,365,879   BRL      1,536,300    1,505,649      30,650

06/04/2007                                   3,368,977   BRL      1,537,714    1,505,688      32,026

06/04/2007                                   3,343,859   BRL      1,526,249    1,495,465      30,784

06/04/2007                                   3,347,290   BRL      1,527,815    1,496,664      31,151

06/04/2007                                   6,808,120   BRL      3,107,453    3,075,032      32,422

06/04/2007                                   6,808,120   BRL      3,107,453    3,072,950      34,504

06/04/2007                                   7,391,644   BRL      3,373,793    3,337,085      36,708

05/08/2007                                 163,501,162   CLP        305,860      310,809      (4,949)

05/08/2007                                 163,529,108   CLP        305,913      310,803      (4,890)

05/08/2007                                 158,969,730   CLP        297,383      301,868      (4,485)

06/19/2007                                  52,600,000   CLP         98,382       99,757      (1,376)

03/16/2007                                  48,636,000   CNY      6,295,093    6,300,000      (4,907)

03/16/2007                                  14,677,500   CNY      1,899,750    1,900,000        (250)

05/09/2007                                  15,171,728   CNY      1,978,850    1,976,000       2,850

05/09/2007                                  48,114,108   CNY      6,275,529    6,266,000       9,529

05/09/2007                                  31,954,000   CNY      4,167,764    4,158,511       9,253

05/09/2007                                  75,083,162   CNY      9,793,107    9,779,000      14,107

05/09/2007                                  19,159,000   CNY      2,498,911    2,495,149       3,762

05/09/2007                                  11,377,000   CNY      1,483,904    1,483,118         785

05/09/2007                                  18,204,000   CNY      2,374,350    2,371,239       3,111

11/21/2007                                  60,868,550   CNY      8,152,878    8,105,000      47,878

11/21/2007                                  58,112,151   CNY      7,783,679    7,739,000      44,679

11/26/2007                                  74,910,000   CNY     10,040,254   10,000,000      40,254

11/26/2007                                  71,636,433   CNY      9,601,495    9,563,000      38,495

01/23/2007                                  51,000,000   EUR     67,376,606   67,397,265     (20,659)

01/23/2007                                  97,227,000   EUR    128,447,555  127,734,596     712,959

01/23/2007                                   2,003,000   EUR      2,646,183    2,630,981      15,203

01/11/2007                                     220,000   GBP        430,934      434,253      (3,318)

03/20/2007                                  25,991,000   INR        583,357      560,151      23,206

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED


                                                                Net Unrealized
                                         Value at   In exchange Appreciation/
    Settlement Date Contacts to Deliver  12/31/06   for U.S. $  (Depreciation)
    --------------- ------------------- ----------- ----------- --------------

      01/25/2007      828,379,000  JPY  $ 6,983,103 $ 7,029,914   $  (46,811)

      02/15/2007    4,387,322,000  JPY   37,087,118  37,592,299     (505,180)

      02/26/2007      318,571,000  KRW      342,959     332,746       10,213

      03/21/2007      454,926,000  KRW      490,006     477,663       12,343

      03/26/2007    1,575,400,000  KRW    1,697,072   1,700,378       (3,306)

      01/16/2007        2,415,832  MXN      223,509     217,825        5,684

      01/16/2007        1,889,168  MXN      174,782     170,303        4,480

      01/16/2007       53,629,164  MXN    4,961,675   4,863,000       98,675

      01/16/2007       28,988,953  MXN    2,682,007   2,635,000       47,007

      01/16/2007       21,784,320  MXN    2,015,447   1,984,000       31,447

      04/18/2007        4,020,000  MXN      370,384     361,332        9,052

      04/18/2007        4,020,000  MXN      370,384     361,429        8,955

      01/11/2007          192,000  MXN      135,192     132,252        2,939

      01/11/2007       11,431,853  RUB      434,183     428,641        5,542

      01/11/2007       11,431,853  RUB      434,183     429,124        5,060

      03/15/2007        5,391,629  RUB      204,845     202,845        2,000

      03/15/2007        3,160,186  RUB      120,066     118,804        1,262

      03/15/2007        3,160,186  RUB      120,066     118,905        1,161

      09/19/2007        2,707,147  RUB      103,011     103,415         (404)

      09/19/2007        2,707,147  RUB      103,011     103,504         (493)

      01/29/2007        1,679,000  SGD    1,096,157   1,082,248       13,909

      03/21/2007          659,000  SGD      431,370     419,531       11,838

      02/26/2007        9,051,000  TWD      279,335     282,579       (3,244)

      02/26/2007       12,779,000  TWD      394,389     392,717        1,673
                                                                  ----------

                                                                  $1,075,383
                                                                  ==========

Forward Foreign Currency Contracts to Sell:
                                                                                         Net Unrealized
                                                                 In exchange  Value at   Appreciation/
Settlement Date                             Contracts to Deliver for U.S. $   12/31/06   (Depreciation)
---------------                             -------------------- ----------- ----------- --------------

01/03/2007                                   6,808,120    BRL    $ 3,154,828 $ 3,187,770    $(32,941)

01/03/2007                                   6,808,120    BRL      3,156,291   3,187,770     (31,479)

01/03/2007                                   7,391,644    BRL      3,424,435   3,460,993     (36,558)

01/11/2007                                  10,774,166    CAD      9,421,000   9,247,994     173,006

01/11/2007                                  10,772,207    CAD      9,421,000   9,246,312     174,688

01/11/2007                                   8,564,000    CAD      7,422,495   7,350,900      71,595

03/06/2007                                  24,868,000    DKK      4,424,234   4,413,892      10,343

03/06/2007                                  60,892,000    DKK     10,714,575  10,807,893     (93,318)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                        In exchange    Value at   Appreciation/
   Settlement Date Contracts to Deliver for U.S. $     12/31/06   (Depreciation)
   --------------- -------------------- ------------ ------------ --------------

     03/06/2007       87,593,000   DKK  $ 15,521,317 $ 15,547,129  $   (25,812)

     01/23/2007      276,251,000   EUR   362,455,401  364,957,939   (2,502,538)

     01/11/2007       10,366,000   GBP    20,203,334   20,304,845     (101,511)

     01/25/2007    1,173,675,468   JPY    10,066,000    9,893,897      172,103

     01/25/2007      527,574,000   JPY     4,487,967    4,447,365       40,601
                                                                   -----------

                                                                    (2,181,821)
                                                                   ===========

 AUD - Australian Dollar                GBP - Great Britain Pound
 BRL - Brazilian Real                   INR - Indian Rupee
 CAD - Canadian Dollar                  JPY - Japanese Yen
 CLP - Chilean Peso                     KRW - South Korean Won
 CNY - China Yuan Renminbi              MXN - Mexican Peso
 DKK - Danish Krone                     RUB - Russian Ruble
 EUR - Euro                             SGD - Singapore Dollar
                                        TWD - Taiwan Dollar

9. OPTIONS

During the year ended December 31, 2006 the following options contracts were written:

                                               PIMCO Total Return Portfolio
                                               ---------------------------
                                                 Number of
                                                 Contracts      Premium
                                               ------------   -----------
      Options outstanding at December 31, 2005  198,400,230   $ 1,867,081
      Options written.........................  591,005,585     6,091,196
      Options bought back..................... (113,800,573)     (607,318)
      Options closed and expired.............. (395,203,265)   (3,555,780)
      Options exercised.......................           --            --
                                               ------------   -----------
      Options outstanding at December 31, 2006  280,401,977   $ 3,795,179
                                               ============   ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2006 were as follows:

                Expiration
Notional Amount    Date                                               Description
--------------- ---------- -------------------------------------------------------------------------------------------------

 4,100,000  USD  3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to receive semi-annually the notional amount multiplied by 0.61% and to pay par in the event of default of underlying sovereign entities of the Russian Federation 5.00% (step-up) due 3/31/2030.

   600,000  USD  5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of underlying sovereign entities of the Russian Federation 2.250% due 3/31/2030.

 8,700,000  USD 12/20/2007 Agreement with Morgan Stanley Capital Services, Inc., dated 12/15/2006 to receive the notional amount multiplied by 0.26% and to pay semi-annually the notional amount of underlying sovereign entities of the Russian Federation.

27,000,000  USD  3/20/2008 Agreement with Lehman Brothers Specials Financing , Inc. dated 12/22/2006 to receive the notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of underlying entities of Capital
                           One Financing Corporation 8.750% due 2/1/2007.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of underlying entities of Goodrich
                           Corporation 7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of underlying entities of Lockheed
                           Martin Corporation 8.20% due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of underlying entities of Northrop
                           Grumman Corporation 7.125% due 2/15/2011.

 5,000,000  USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.31% and to pay the semi-annually notional amount in underlying sovereign entities of
                           Russian Federation.

 5,000,000  USD 12/20/2008 Agreement with Lehman Brothers dated 12/06/2006 to pay the semi-notional amount multiplied by 0.29% and to received par in the event of default entity of Petroleos Mexicanos 9.500% due
                           9/15/2027.

 7,000,000  USD 12/20/2008 Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied by 0.40% and to pay the quarterly notional amount in underlying sovereign entities of Republic of Indonesia.

 5,300,000  USD 12/20/2008 Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied by 0.32% and to pay the semi-annually notional amount in underlying sovereign entities of
                           Republic of Peru.

 4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated 4/14/2005 to receive semi-annually the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

   500,000  USD  9/20/2010 Agreement with Merrill Lynch International dated 7/27/2005 to receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co.
                           7.00% due 10/1/2013.

                                           Description                                              Value
------------------------------------------------------------------------------------------------- ---------

Agreement with Merrill Lynch International, dated 4/26/2005 to receive semi-annually the          $   4,306
notional amount multiplied by 0.61% and to pay par in the event of default of underlying sovereign entities of the Russian Federation 5.00% (step-up) due 3/31/2030.

Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive semi-annually the notional            1,337
amount multiplied by 0.77% and to pay par in the event of default of underlying sovereign entities of the Russian Federation 2.250% due 3/31/2030.

Agreement with Morgan Stanley Capital Services, Inc., dated 12/15/2006 to receive the notional           17
amount multiplied by 0.26% and to pay semi-annually the notional amount of underlying sovereign entities of the Russian Federation.

Agreement with Lehman Brothers Specials Financing , Inc. dated 12/22/2006 to receive the             11,345
notional amount multiplied by 0.055% and to pay quarterly the notional amount of underlying entities of American International Group, Inc.

Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay quarterly the notional amount          (7,302)
multiplied by 1.35% and to receive par in the event of default of underlying entities of Capital
One Financing Corporation 8.750% due 2/1/2007.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount               (21,134)
multiplied by 0.97% and to receive par in the event of default of underlying entities of Goodrich
Corporation 7.625% due 12/15/2012.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount               (11,459)
multiplied by 0.53% and to receive par in the event of default of underlying entities of Lockheed
Martin Corporation 8.20% due 12/1/2009.

Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly the notional amount                (9,862)
multiplied by 0.48% and to receive par in the event of default of underlying entities of Northrop
Grumman Corporation 7.125% due 2/15/2011.

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied               844
by 0.31% and to pay the semi-annually notional amount in underlying sovereign entities of
Russian Federation.

Agreement with Lehman Brothers dated 12/06/2006 to pay the semi-notional amount multiplied            (594)
by 0.29% and to received par in the event of default entity of Petroleos Mexicanos 9.500% due
9/15/2027.

Agreement with Lehman Brothers dated 12/18/2006 to receive the notional amount multiplied             (935)
by 0.40% and to pay the quarterly notional amount in underlying sovereign entities of Republic of Indonesia.

Agreement with Lehman Brothers dated 12/14/2006 to receive the notional amount multiplied           (6,224)
by 0.32% and to pay the semi-annually notional amount in underlying sovereign entities of
Republic of Peru.

Agreement with Morgan Stanley Capital Services, Inc., dated 4/14/2005 to receive semi-annually      272,638
the notional amount multiplied by 2.10% and to pay par in event of default of underlying sovereign entities of the Dow Jones CDX Emerging Markets Index.

Agreement with Merrill Lynch International dated 7/27/2005 to receive quarterly the notional         24,022
amount multiplied by 3.80% and to pay par in the event of default of Ford Motor Credit Co.
7.00% due 10/1/2013.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                            Description
---------------  ---------- -------------------------------------------------------------------------------------------

    600,000  USD  9/20/2010 Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional amount multiplied by 2.26% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

    700,000  USD 10/20/2010 Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-
                            annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 1/15/2030.

  1,000,000  USD 10/20/2010 Agreement with Lehman Brothers dated 9/29/2005 to pay semi-annually the notional amount multiplied by 2.11% and to receive par in the event of default of Republic of
                            Turkey 11.875% due 1/15/2030.

  5,000,000  USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional amount multiplied by 0.51% and to receive quarterly notional amount in underlying entity of Boston Scientific Corp.

  5,000,000  USD  6/20/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional amount multiplied by 1.29% and to receive quarterly notional amount in underlying entity of GMAC LLC.

  4,200,000  USD  9/20/2011 Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount multiplied by 0.46% and to receive quarterly notional amount in underlying entity of Health
                            Care Property Investors, Inc.

  9,000,000  USD 12/20/2011 Agreement with J.P. Morgan Chase Bank, dated 08/03/2006 to receive semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

 38,000,000  USD  6/20/2012 Agreement with Lehman Brothers Specials Financing, Inc. dated 7/26/2005 to receive semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LIBOR-BBA.

  2,500,000  USD  3/20/2013 Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.15% and to receive quarterly the notional amount in the underlying entity of Wyeth.

  6,100,000  USD  3/20/2013 Agreement with Merrill Lynch Capital Services, Inc., dated 11/07/2006 to pay the notional amount multiplied by 0.64% and to receive quarterly the notional amount in the underlying entity of Pulte Homes, Inc.

 65,900,000  USD  6/20/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 12/29/2006 to receive semi-
                            annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 48,600,000  USD 12/20/2016 Agreement with Morgan Stanley Capital Services, Inc. dated 11/09/2006 to pay the notional amount multiplied by 0.65% and to receive par in the event of default of underlying entity of the Dow Jones CDA. Na IG.7.

  3,900,000  USD 12/20/2016 Agreement with Lehman Brothers Specials Financing, Inc. dated 11/01/2006 to pay the notional amount multiplied by 0.34% and to receive quarterly notional amount in the underlying entity of Morgan Stanley.

 72,000,000  USD  6/20/2017 Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
                            USD-LIBOR-BBA.

297,400,000  USD  6/20/2017 Agreement with Lehman Brothers dated 10/14/2003 to pay semi-annually the notional amount multiplied by 5. 00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

                                        Description                                            Value
------------------------------------------------------------------------------------------- ------------

Agreement with Lehman Brothers dated 10/7/2005 to pay semi-annually the notional            $   (21,203)
amount multiplied by 2.26% and to receive par in the event of default of Republic of
Turkey 11.875% due 1/15/2030.

Agreement with Morgan Stanley Capital Services, Inc. dated 10/11/2005 to pay semi-              (23,461)
annually the notional amount multiplied by 2.20% and to receive par in the event of default of Republic of Turkey 11.875% due 1/15/2030.

Agreement with Lehman Brothers dated 9/29/2005 to pay semi-annually the notional                (30,459)
amount multiplied by 2.11% and to receive par in the event of default of Republic of
Turkey 11.875% due 1/15/2030.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/30/2006 to pay the notional       (19,035)
amount multiplied by 0.51% and to receive quarterly notional amount in underlying entity of Boston Scientific Corp.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to pay the notional       (68,999)
amount multiplied by 1.29% and to receive quarterly notional amount in underlying entity of GMAC LLC.

Agreement with J.P. Morgan Chase Bank, dated 11/09/2006 to pay the notional amount              (11,407)
multiplied by 0.46% and to receive quarterly notional amount in underlying entity of Health
Care Property Investors, Inc.

Agreement with J.P. Morgan Chase Bank, dated 08/03/2006 to receive semi-annually the            (33,330)
notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LOBOR-BBA.

Agreement with Lehman Brothers Specials Financing, Inc. dated 7/26/2005 to receive              (92,866)
semi-annually the notional amount multiplied by 5.00% and to pay the semi-annually notional amount multiplied by the 3 month USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/01/2006 to pay the notional        (3,363)
amount multiplied by 0.15% and to receive quarterly the notional amount in the underlying entity of Wyeth.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/07/2006 to pay the notional       (22,723)
amount multiplied by 0.64% and to receive quarterly the notional amount in the underlying entity of Pulte Homes, Inc.

Agreement with Morgan Stanley Capital Services, Inc. dated 12/29/2006 to receive semi-           432,963
annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/09/2006 to pay the notional      (313,261)
amount multiplied by 0.65% and to receive par in the event of default of underlying entity of the Dow Jones CDA. Na IG.7.

Agreement with Lehman Brothers Specials Financing, Inc. dated 11/01/2006 to pay the                  929
notional amount multiplied by 0.34% and to receive quarterly notional amount in the underlying entity of Morgan Stanley.

Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional          980,465
amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
USD-LIBOR-BBA.

Agreement with Lehman Brothers dated 10/14/2003 to pay semi-annually the notional              4,049,865
amount multiplied by 5. 00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                            Description
---------------  ---------- -------------------------------------------------------------------------------------------

  5,800,000  USD  6/20/2017 Agreement with J.P. Morgan Chase Bank, dated 12/08/2006 to pay semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 37,000,000  USD  9/20/2008 Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
                            USD-LIBOR-BBA.

 41,000,000  USD  6/20/2037 Agreement with Morgan Stanley Capital Services, Inc., dated 9/26/2005 to receive semi-
                            annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

 22,500,000  USD  6/20/2037 Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to receive the notional amount and to pay semi-annually the notional amount multiplied by 3 month
                            USD-LIBOR-BBA.

 24,100,000  USD  6/20/2037 Agreement with Bank of America N.A., dated 12/21/2006 to receive semi-annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

 86,200,000  USD  6/20/2037 Agreement with Lehman Brothers dated 12/18/2006 to receive semi-annually the notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-
                            LIBOR-BBA.

  9,000,000  USD  7/25/2045 Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the ABX.HE.A.06-01.

  5,000,000  USD   5/6/2046 Agreement with Bank of America N.A., dated 12/21/2006 to receive annually the notional amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month
                            USD-LIBOR plus 1.35%.

  1,600,000  USD 12/10/2046 Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the notional amount multiplied by 2.0299% and to receive par in the event of default of
                            Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

414,800,000  AUD  6/20/2009 Agreement with J.P. Morgan Chase Bank dated 11/09/2006 to receive semi-annually the notional amount multiplied by 6.00% and to pay semi-annually the notional amount multiplied by 6 month AUD-BBR-BBSW.

155,800,000  BRL   1/4/2010 Agreement with Morgan Stanley Capital Services, Inc. dated 3/16/2005 to receive semi-
                            annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
                            6 month EUR-EURIBOR-Telerate.

 12,100,000  BRL   1/4/2010 Agreement with Merrill Lynch Capital Services, Inc., dated 10/06/2006 to receive Fixed
                            Rate Payer Currency Amount* [(1+ Fixed Rate)^(Fixed Rate Day Count Fraction) - 1]/
                            Spot Rate and pay [Floating Rate Payer Currency Amount * ( Cumulative Percentage of CDI
                            - Floating Rate Payer Currency Amount)]/Spot Rate.

202,500,000  BRL   1/4/2010 Agreement with Merrill Lynch Capital Services, Inc., dated 12/12/2006 to receive Fixed
                            Rate Payer Currency Amount* [(1+ Fixed Rate)^(Fixed Rate Day Count Fraction) - 1]/
                            Spot Rate and pay [Floating Rate Payer Currency Amount * ( Cumulative Percentage of CDI
                            - Floating Rate Payer Currency Amount)]/Spot Rate.

 91,100,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005 to receive annually the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

  2,600,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

 25,000,000  EUR 12/15/2014 Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006 to pay annually the notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR -EURIBOR-Telerate.

                                        Description                                            Value
------------------------------------------------------------------------------------------- ------------

Agreement with J.P. Morgan Chase Bank, dated 12/08/2006 to pay semi-annually the            $     78,982
notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Bank of America N.A., dated 12/07/2006 to pay semi-annually the notional      (1,729,174)
amount multiplied by 5.00% and to receive the notional amount multiplied by 3 month
USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc., dated 9/26/2005 to receive semi-       (1,854,551)
annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc., dated 11/29/2006 to receive the          (119,734)
notional amount and to pay semi-annually the notional amount multiplied by 3 month
USD-LIBOR-BBA.

Agreement with Bank of America N.A., dated 12/21/2006 to receive semi-annually the           (1,090,114)
notional amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-LIBOR-BBA.

Agreement with Lehman Brothers dated 12/18/2006 to receive semi-annually the notional        (3,899,079)
amount multiplied by 5.00% and to pay the notional amount multiplied by 3 month USD-
LIBOR-BBA.

Agreement with Lehman Brothers dated 01/24/06 to pay quarterly the notional amount              (33,110)
multiplied by 0.54% and to receive par in event of default of underlying sovereign entities of the ABX.HE.A.06-01.

Agreement with Bank of America N.A., dated 12/21/2006 to receive annually the notional                --
amount multiplied by 1.75% and to pay the notional amount multiplied by 3 month
USD-LIBOR plus 1.35%.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/07/2006 to pay monthly the              --
notional amount multiplied by 2.0299% and to receive par in the event of default of
Topanga 2006-2A B 1ML+145 144A 6.77%, due 12/10/2046.

Agreement with J.P. Morgan Chase Bank dated 11/09/2006 to receive semi-annually the          (3,377,410)
notional amount multiplied by 6.00% and to pay semi-annually the notional amount multiplied by 6 month AUD-BBR-BBSW.

Agreement with Morgan Stanley Capital Services, Inc. dated 3/16/2005 to receive semi-            577,394
annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
6 month EUR-EURIBOR-Telerate.

Agreement with Merrill Lynch Capital Services, Inc., dated 10/06/2006 to receive Fixed           216,268
Rate Payer Currency Amount* [(1+ Fixed Rate)^(Fixed Rate Day Count Fraction) - 1]/
Spot Rate and pay [Floating Rate Payer Currency Amount * ( Cumulative Percentage of CDI
- Floating Rate Payer Currency Amount)]/Spot Rate.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/12/2006 to receive Fixed         1,057,518
Rate Payer Currency Amount* [(1+ Fixed Rate)^(Fixed Rate Day Count Fraction) - 1]/
Spot Rate and pay [Floating Rate Payer Currency Amount * ( Cumulative Percentage of CDI
- Floating Rate Payer Currency Amount)]/Spot Rate.

Agreement with Morgan Stanley Capital Services, Inc. dated 03/16/2005 to receive annually      1,135,128
the notional amount multiplied by 5.00% and pay semi-annually notional amount multiplied by EUR-EURIBOR-Telerate.

Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to receive annually the notional          (80,042)
amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

Agreement with Morgan Stanley Capital Services, Inc. dated 07/18/2006 to pay annually the        342,872
notional amount multiplied by 4.00% and receive Annually the notional amount multiplied by 3 month EUR -EURIBOR-Telerate.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                           Description
---------------  ---------- -----------------------------------------------------------------------------------------

 26,700,000  EUR  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006 to receive annually the notional amount multiplied by 6.00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

 16,200,000  GBP  6/15/2016 Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-
                            annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

  4,700,000  GBP  6/21/2016 Agreement with Morgan Stanley Capital Services, Inc. dated 6/16/2006 to receive semi-
                            annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
                            6 month GBP-LIBOR-BBA.

    700,000  GBP  6/18/2034 Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005 to receive semi-
                            annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
                            6 month GBP-LIBOR-BBA.

 14,100,000  GBP  6/18/2034 Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-
                            annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and pay semi-
                            annually the notional amount multiplied by 5.00%

 25,000,000  GBP 12/15/2035 Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to receive semi-
                            annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-
                            annually notional amount multiplied by 4.00%.

  78,900,000 MXN   9/5/2016 Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2006 to receive the notional amount multiplied by 8.72% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

 324,700,000 MXN 12/15/2011 Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to receive the notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

288,900,000  NZD  6/15/2009 Agreement with Morgan Stanley Capital Services, Inc. dated 12/15/2006 to receive semi-
                            annually the notional amount multiplied by 7.250% and to pay semi-annually notional amount multiplied by 3 months NZD-BBR-FRA.





                                       Description                                           Value
----------------------------------------------------------------------------------------- ------------

Agreement with Morgan Stanley Capital Services, Inc. dated 02/07/2006 to receive annually $  5,475,208 the notional amount multiplied by 6.00% and pay Annually the notional amount multiplied by 6 month EUR -EURIBOR-Telerate.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-       (328,486)
annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 6/16/2006 to receive semi-        (111,023)
annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
6 month GBP-LIBOR-BBA.

Agreement with Morgan Stanley Capital Services, Inc. dated 11/23/2005 to receive semi-       (110,764)
annually the notional amount multiplied by 5.00% and pay semi-annually multiplied by the
6 month GBP-LIBOR-BBA.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2005 to receive semi-     (2,241,898)
annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and pay semi-
annually the notional amount multiplied by 5.00%

Agreement with Morgan Stanley Capital Services, Inc. dated 11/3/2005 to receive semi-           37,612
annually the notional amount multiplied by 6 month GBP-LIBOR-BBA and to pay semi-
annually notional amount multiplied by 4.00%.

Agreement with Merrill Lynch Capital Services, Inc., dated 11/15/2006 to receive the           434,061
notional amount multiplied by 8.72% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

Agreement with Merrill Lynch Capital Services, Inc., dated 12/01/2006 to receive the           639,267
notional amount multiplied by 8.17% and to pay the notional amount multiplied by the 28 days MXN-TIIE-BANXICO.

Agreement with Morgan Stanley Capital Services, Inc. dated 12/15/2006 to receive semi-       (805,876)
annually the notional amount multiplied by 7.250% and to pay semi-annually notional amount multiplied by 3 months NZD-BBR-FRA.
                                                                                          ------------

                                                                                          $  (705,836)
                                                                                          ============

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PIMCO Total Return Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PIMCO Total Return Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                             Position(s)  Term of Office                                            Complex
                              Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address         the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------       ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget/*/ (40) President and  Indefinite;   Since December 2003, Vice President,          89
                            Trustee        From          MetLife, Inc.; since December 2000,
                                           December      President of Met Investors Advisory LLC;
                                           2000 to       since May 2006, President of MetLife
                                           present.      Advisers LLC; since May 2006, Trustee of
                                                         MetLife Investment Funds, Inc.; since
                                                         August 2006, Trustee of Metropolitan
                                                         Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)    Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                           From          the law firm of Garfield and Merel, Ltd.
                                           December
                                           2000 to
                                           present.

Jack R. Borsting (77)       Trustee        Indefinite;   Since 2001, Professor of Business             46
                                           From          Administration and Dean Emeritus,
                                           December      Marshall School of Business, University
                                           2000 to       of Southern California (USC); from
                                           present.      1995-2001 Executive Director, Center
                                                         for Telecommunications Management.




Theodore A. Myers (76)      Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                           From
                                           December
                                           2000 to
                                           present.

Dawn M. Vroegop (40)        Trustee        Indefinite;   From September 1999 to September              46
                                           From          2003, Managing Director, Dresdner
                                           December      RCM Global Investors.
                                           2000 to
                                           present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)      Chief          From August   Since February 2001, Assistant Vice          N/A
                            Financial      2002 to       President of MetLife Investors Insurance
                            Officer,       present       Company; from 1997 to January 2001,
                            Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                             Other Directorships
Name, Age and Address          Held by Trustee
---------------------       ----------------------
Elizabeth M. Forget/*/ (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)    None





Jack R. Borsting (77)       Director, Whitman
                            Education Group,
                            Ivax Diagnostics and
                            Los Angeles
                            Orthopedic Hospital.
                            Trustee, The Rose
                            Hills Foundation.
                            Member, Army
                            Science Board.

Theodore A. Myers (76)      None





Dawn M. Vroegop (40)        Director, Caywood
                            Scholl Asset
                            Management;
                            Investment
                            Committee Member
                            of City College of San
                            Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)      N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                    Pioneer
                                Fund Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

Overall, Pioneer Fund did well in 2006, versus both its stock-market benchmark and its mutual-fund peer group. However, the performance was stronger on a relative basis in the first half of the year than in the second. For the year as a whole, the Pioneer Fund Portfolio showed a total return of 15.92% at net asset value. By comparison, the S&P 500(R) Index rose by 15.79%, and the average fund in the Lipper Large-Cap Core category rose by 13.53%.

In the second half of the year, the Portfolio returned 11.02%, versus 12.75% for the S&P 500(R) Index and 11.68% for the average Lipper Large-Cap Core fund. Despite lagging in the last six months, we were pleased with our positive results for the year, especially in view of our having been cautious about the markets as we went into the year. Corporate earnings held up surprisingly well all year, and we think that was the main reason for the good equity performance. Underlying the earnings advances was continued economic growth in the United States, accompanied by ongoing productivity improvements by American companies and historically low unemployment numbers.

Other positives for the market were a fall off in energy prices, a decline in the Federal budget deficit, robust merger-and-acquisition activity, and very good growth in many foreign countries, benefiting U.S. multinational companies. There were concerns later in the year about the changing political scene in Washington, the nerve-wracking international issues, the potential effects on consumer spending of the slowdown in housing, and some evidence of inventory build-up in commodities. But when the curtain fell on the year, investors had reason to be happy.

SECTOR ALLOCATION AND SECURITY SELECTION REVIEW

The underperformance in the last six months of 2006 was primarily attributable to sluggish returns for the Portfolio in consumer staples, financials, and industrials. Hershey trailed its consumer staples sector after lowering its forecasts amidst problems with its Canadian business and excessive retailer inventory. Norfolk Southern, Caterpillar, and Burlington Northern, in our industrials sector, saw some profit-taking in the wake of investor concerns of a slowing economy. In the financials sector, we lost some relative performance by not owning one name, Goldman Sachs, that did extremely well in the period and by lackluster performance from one of our larger and overweighted positions, National City.

At the same time, we had positive performance attribution from a number of our holdings across various sectors, including McGraw-Hill and Nordstrom in consumer cyclicals, BellSouth and AT & T in telecommunications services, and PACCAR in industrials. It is sometimes a trade-off between short and long-term results, and we do not expect that each of our holdings will perform well in each time period. In cases of near-term underperformance such as we saw in the cases mentioned, we obviously want to review the long-term investment case closely and be sure it remains intact. If we think that the current difficulties reflect more fundamental issues, of course we need to re-assess our holding of the security. In the cases of Hershey, Norfolk Southern, Caterpillar, and Burlington Northern, we decided that the merits of each outweighed the shortcomings and retained the positions.

TRADING ACTIVITY

Most of our activity in the six months ended December 31, 2006, was on the sell side. We eliminated ten positions and only added four, two of which were spin-offs from existing holdings. We added Wal-Mart Stores, the well-known discount retailer. After watching the stock for several years and noting its listless share price despite rising earnings, we finally thought that the opportunities exceeded the risks. Moderating gasoline prices help its clientele of average working people and mean they may be able to do more shopping. We also initiated a position in Advanced Micro Devices, a semiconductor company that has labored for years in the shadow of the much larger Intel. At last AMD appears to have secured some stable market share, on the back of new and highly competitive product offerings. In thinking about AMD versus Intel (which, by the way, we also own), we are heartened by the Biblical story of David and Goliath, though would note that the story does not always play out as it did in the Bible. Otherwise, we acquired shares of Windstream, a local telephone-service provider, when our holding ALLTEL spun it out, and we likewise received stock in Idearc, a publisher of yellow-page directories, when its parent, Verizon, distributed the equity of that company.

Among our sales were three resulting from mergers and acquisitions. INCO, the Canadian nickel miner, was acquired at a large premium over our average cost by CVRD, a Brazilian company. Freescale Semiconductor and Golden West Financial were also acquired at attractive prices relative to what we had paid. We took profits during the period in Gamestop, which was spun out by our holding
Barnes & Noble in 2002. Century Tel and Lockheed Martin appeared to us fully valued, and we also parted company with Masco, Yum! Brands, Bristol-Myers Squibb, and Exelon for sundry reasons.

CURRENT OUTLOOK AND POSITIONING

We think that the year ahead will be characterized by some of the same cross-currents as we experienced in 2006. One of the debates currently is with respect to the Federal Reserve and when or whether it might reduce interest rates. The Fed has signaled its concern over inflation. At the same time, a slower economy could be helped by lower rates. We do not expect any imminent action by the Fed and do not discount the possibility that the economy will stay strong enough that the Fed does not feel the need to act, at least over the next several months. Another debate has to do with the implications for business of the new Congress in Washington, D. C., where the Democrats now control both the House of Representatives and, if very narrowly, the Senate.

We shall be attentive to possible changes in tax and other policy that might alter the environment in which companies do business. Of course neither party is consistently positive or negative for companies across the board, or even in individual industries, but instead each party has its own constituencies and its own agendas.

The final and most important piece of the puzzle that is figuring out what 2007 holds in store for us is the rate of corporate earnings growth. Will the pace of earnings slow over the next few quarters, and if so, how will stocks react. An unusual feature of the bull market of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


past four years, 2003-2006, has been the decline in price-to-earnings multiples as earnings have grown faster than share prices have risen. With that in mind, one could argue that the downside risk for the market is lower than it often is at this stage of a bull market, when multiples are usually comparatively high. We cannot, though, predict where the market will go, and would note that low multiples are no guarantee that prices cannot fall. So we intend to keep with our defensive posture, emphasizing companies we think have potential to do reasonably well even in a softer economy.

As always, we shall devote considerable energy to our research process and learn as much as we can about companies before investing in their stocks. Thank you as ever for your support.

JOHN A. CAREY
Executive Vice President & Portfolio Manager
PIONEER INVESTMENT MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       McGraw-Hill Cos., Inc.   2.73%
                       ---------------------------------
                       Chevron Corp.            2.34%
                       ---------------------------------
                       Norfolk Southern Corp.   1.99%
                       ---------------------------------
                       BellSouth Corp.          1.82%
                       ---------------------------------
                       Chubb Corp. (The)        1.73%
                       ---------------------------------
                       Reed Elsevier NV (ADR)   1.73%
                       ---------------------------------
                       PACCAR, Inc.             1.65%
                       ---------------------------------
                       Exxon Mobil Corp.        1.60%
                       ---------------------------------
                       Target Corp.             1.59%
                       ---------------------------------
                       Deere & Co.              1.57%
                       ---------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                  [CHART]

Non-Cyclical                        20.6%
Financials                          16.2%
Communications                      14.5%
Cyclical                            12.1%
Industrials                         11.2%
Technology                          10.7%
Energy                               8.5%
Basic Materials                      5.0%
Utilities                            1.2%

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                       PIONEER FUND PORTFOLIO MANAGED BY
          PIONEER INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                             S&P 500
                 Fund         Index
                 ----         -----
12/31/1996     $10,000      $10,000
12/31/1997      12,529       13,336
12/31/1998      14,811       16,747
12/31/1999      14,799       20,271
12/30/2000      18,389       18,424
12/31/2001      14,161       16,234
12/31/2002       9,883       12,646
12/31/2003      12,234       16,273
12/30/2004      13,595       18,044
12/31/2005      14,409       18,931
12/31/2006      16,702       21,922


    -------------------------------------------------------------
                                Average Annual Return/2/
                             (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/3/
    -------------------------------------------------------------
    Pioneer Fund
--  Portfolio--Class A  15.92% 10.94% 3.36%   5.26%     7.17%
    -------------------------------------------------------------
- - S&P 500(R) Index/1/ 15.79% 10.44% 6.19%   8.42%    11.76%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 12/31/1994. Index returns are based on an inception date of 12/31/1994.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,110.00        $5.32
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 96.3%
           AEROSPACE & DEFENSE - 2.4%
           General Dynamics Corp................  6,865 $    510,413
           United Technologies Corp.............  8,865      554,240
                                                        ------------
                                                           1,064,653
                                                        ------------
           AIRLINES - 0.7%
           Southwest Airlines Co................ 20,141      308,560
                                                        ------------
           AUTO COMPONENTS - 1.4%
           Johnson Controls, Inc................  6,937      596,027
                                                        ------------
           AUTOMOBILES - 0.5%
           Ford Motor Co........................ 32,136      241,341
                                                        ------------
           BANKS - 7.2%
           Bank of America Corp.................  6,763      361,076
           Compass Bancshares, Inc..............  2,024      120,732
           First Horizon National Corp..........  4,179      174,599
           National City Corp................... 14,859      543,245
           SunTrust Banks, Inc..................  6,338      535,244
           U.S. Bancorp......................... 13,484      487,986
           Wachovia Corp........................  4,103      233,666
           Wells Fargo & Co..................... 13,405      476,682
           Zions Bancorporation.................  2,444      201,483
                                                        ------------
                                                           3,134,713
                                                        ------------
           BEVERAGES - 1.2%
           PepsiCo, Inc.........................  8,478      530,299
                                                        ------------
           BIOTECHNOLOGY - 0.1%
           Amgen, Inc.*.........................    912       62,299
                                                        ------------
           CHEMICALS - 1.8%
           Air Products & Chemicals, Inc........  2,727      191,654
           Dow Chemical Co. (The)...............  5,459      218,033
           E.I. du Pont de Nemours & Co.........  2,048       99,758
           Ecolab, Inc..........................  3,617      163,488
           Praxair, Inc.........................  1,628       96,589
                                                        ------------
                                                             769,522
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 0.6%
           Automatic Data Processing, Inc.......  5,596      275,603
                                                        ------------
           COMMUNICATIONS EQUIPMENT & SERVICES - 2.8%
           Cisco Systems, Inc.*................. 11,000      300,630
           Motorola, Inc........................ 24,430      502,281
           Nokia Oyj (ADR)...................... 20,034      407,091
                                                        ------------
                                                           1,210,002
                                                        ------------
           COMPUTERS & PERIPHERALS - 2.8%
           Dell, Inc.*..........................  9,832      246,685
           EMC Corp.*...........................  7,482       98,762
           Hewlett-Packard Co................... 13,892      572,212
           Sun Microsystems, Inc.*.............. 59,171      320,707
                                                        ------------
                                                           1,238,366
                                                        ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC SERVICES - 0.5%
          Southern Co............................  6,586 $    242,760
                                                         ------------
          ELECTRIC UTILITIES - 0.6%
          Consolidated Edison, Inc...............  4,120      198,048
          PG&E Corp..............................  1,048       49,602
                                                         ------------
                                                              247,650
                                                         ------------
          ELECTRICAL EQUIPMENT & SERVICES - 0.6%
          Emerson Electric Co....................  6,056      267,009
                                                         ------------
          FINANCIAL - DIVERSIFIED - 5.5%
          American Express Co....................  5,913      358,742
          Citigroup, Inc.........................  3,370      187,709
          Federated Investors, Inc. - Class B....  5,626      190,046
          Merrill Lynch & Co., Inc...............  5,548      516,519
          State Street Corp......................  8,955      603,925
          T. Rowe Price Group, Inc...............  2,799      122,512
          Washington Mutual, Inc.................  9,538      433,884
                                                         ------------
                                                            2,413,337
                                                         ------------
          FOOD & DRUG RETAILING - 3.2%
          H.J. Heinz Co..........................  8,280      372,683
          Sysco Corp.............................  9,580      352,161
          Walgreen Co............................ 14,836      680,824
                                                         ------------
                                                            1,405,668
                                                         ------------
          FOOD PRODUCTS - 3.2%
          Campbell Soup Co.......................  9,718      377,933
          General Mills, Inc.....................  5,269      303,494
          Hershey Co. (The)......................  6,607      329,029
          Kellogg Co.............................  3,442      172,307
          Sara Lee Corp.......................... 12,548      213,692
                                                         ------------
                                                            1,396,455
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 6.2%
          Becton, Dickinson & Co.................  8,498      596,135
          Biomet, Inc............................ 11,175      461,192
          C.R. Bard, Inc.........................  4,989      413,937
          Johnson & Johnson......................  5,668      374,202
          Medtronic, Inc.........................  5,914      316,458
          St. Jude Medical, Inc.*................  8,304      303,594
          Zimmer Holdings, Inc.*.................  3,103      243,213
                                                         ------------
                                                            2,708,731
                                                         ------------
          HOUSEHOLD PRODUCTS - 1.4%
          Clorox Co..............................  1,621      103,987
          Colgate-Palmolive Co...................  7,511      490,018
                                                         ------------
                                                              594,005
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 2.0%
          3M Co..................................  3,461      269,716
          General Electric Co.................... 11,025      410,240
          Rockwell Automation, Inc...............  2,878      175,788
                                                         ------------
                                                              855,744
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       -----------------------------------------------------------------
       INSURANCE - 2.9%
       Chubb Corp. (The)............................ 14,285 $    755,819
       Hartford Financial Services Group, Inc. (The)  3,189      297,566
       SAFECO Corp..................................  3,639      227,619
                                                            ------------
                                                               1,281,004
                                                            ------------
       IT CONSULTING & SERVICES - 0.8%
       DST Systems, Inc.*...........................  3,122      195,531
       Fiserv, Inc.*................................  3,033      158,990
                                                            ------------
                                                                 354,521
                                                            ------------
       MACHINERY - 4.5%
       Caterpillar, Inc.............................  7,262      445,378
       Deere & Co...................................  7,209      685,360
       PACCAR, Inc.................................. 11,094      720,001
       Parker Hannifin Corp.........................  1,354      104,095
                                                            ------------
                                                               1,954,834
                                                            ------------
       MEDIA - 6.9%
       Gannett Co., Inc.............................  5,539      334,888
       Idearc, Inc.*................................    273        7,821
       McGraw-Hill Cos., Inc........................ 17,524    1,191,982
       Omnicom Group, Inc...........................  4,905      512,769
       Reed Elsevier NV (ADR)....................... 22,138      754,906
       Walt Disney Co. (The)........................  5,865      200,994
                                                            ------------
                                                               3,003,360
                                                            ------------
       METALS & MINING - 2.2%
       Alcoa, Inc................................... 15,073      452,341
       Rio Tinto Plc (ADR)..........................  2,452      521,025
                                                            ------------
                                                                 973,366
                                                            ------------
       OFFICE FURNISHING & SUPPLIES - 1.3%
       Canon, Inc. (ADR)............................ 10,314      583,669
                                                            ------------
       OIL & GAS - 8.2%
       Apache Corp..................................  6,143      408,571
       Chevron Corp................................. 13,928    1,024,126
       ConocoPhillips...............................  7,373      530,487
       Exxon Mobil Corp.............................  9,119      698,789
       Occidental Petroleum Corp....................  8,524      416,227
       Pioneer Natural Resources Co.................  6,903      273,980
       Weatherford International, Ltd.*.............  5,144      214,968
                                                            ------------
                                                               3,567,148
                                                            ------------
       PERSONAL PRODUCTS - 0.2%
       Estee Lauder Companies, Inc. - Class A.......  2,494      101,805
                                                            ------------
       PHARMACEUTICALS - 6.7%
       Abbott Laboratories..........................  8,165      397,717
       Barr Pharmaceuticals, Inc.*..................  6,244      312,949
       Eli Lilly & Co...............................  5,302      276,234
       Merck & Co., Inc.............................  4,802      209,367

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Novartis AG (ADR).........................  5,845 $    335,737
         Pfizer, Inc............................... 15,885      411,422
         Roche Holding AG (ADR)....................  4,238      378,877
         Schering-Plough Corp...................... 21,024      497,008
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,537      109,930
                                                           ------------
                                                              2,929,241
                                                           ------------
         RETAIL - MULTILINE - 3.2%
         Costco Wholesale Corp.....................  1,631       86,231
         CVS Corp..................................  6,377      197,113
         Federated Department Stores, Inc..........  7,894      300,998
         Target Corp............................... 12,170      694,298
         Wal-Mart Stores, Inc......................  2,209      102,012
                                                           ------------
                                                              1,380,652
                                                           ------------
         RETAIL - SPECIALTY - 2.6%
         Barnes & Noble, Inc.......................  3,347      132,910
         Liz Claiborne, Inc........................  2,720      118,211
         Lowe's Cos., Inc.......................... 11,089      345,422
         Nordstrom, Inc............................  8,262      407,647
         Staples, Inc..............................  5,374      143,486
                                                           ------------
                                                              1,147,676
                                                           ------------
         ROAD & RAIL - 3.0%
         Burlington Northern Santa Fe Corp.........  5,877      433,781
         Norfolk Southern Corp..................... 17,317      870,872
                                                           ------------
                                                              1,304,653
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
         Advanced Micro Devices, Inc.*.............  9,596      195,279
         Applied Materials, Inc.................... 11,536      212,839
         Intel Corp................................ 20,981      424,865
         Texas Instruments, Inc.................... 17,633      507,830
                                                           ------------
                                                              1,340,813
                                                           ------------
         SOFTWARE - 1.6%
         Adobe Systems, Inc.*......................  6,696      275,339
         Microsoft Corp............................ 14,665      437,897
                                                           ------------
                                                                713,236
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.4%
         ALLTEL Corp...............................  2,797      169,163
         AT&T, Inc................................. 19,062      681,466
         BellSouth Corp............................ 16,921      797,148
         Verizon Communications, Inc...............  5,470      203,703
         Windstream Corp...........................  4,680       66,550
                                                           ------------
                                                              1,918,030
                                                           ------------
         Total Common Stocks (Cost $29,551,335)              42,116,752
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       --------------------------------------------------------------------
       SECURITY                                     PAR        VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       --------------------------------------------------------------------
       SHORT-TERM INVESTMENT - 3.6%
       State Street Bank and Trust Co.,
         Repurchase Agreement
         dated 12/29/06 at 2.550% to be
         repurchased at $1,586,449 on 01/02/07
         collateralized by $1,615,000 FNMA at
         5.200% due 11/20/09 with a
         value of $1,621,056.
         (Cost $1,586,000)                       $1,586,000 $  1,586,000
                                                            ------------

       TOTAL INVESTMENTS - 99.9%
       (Cost $31,137,335)                                     43,702,752

       Other Assets and Liabilities (net) - 0.1%                  26,007
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 43,728,759
                                                            ============

PORTFOLIO FOOTNOTES:

* Non - income producing security

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

PIONEER FUND PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $ 42,116,752
   Repurchase Agreement                                                     1,586,000
   Cash                                                                           603
   Receivable for Trust shares sold                                            45,970
   Dividends receivable                                                        82,050
   Interest receivable                                                            337
   Receivable from investment manager (Note 3)                                 21,990
                                                                         ------------
     Total assets                                                          43,853,702
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                      2,782
     Investment advisory fee payable (Note 3)                                  27,679
     Administration fee payable                                                   931
     Custodian and accounting fees payable                                     18,989
   Accrued expenses                                                            74,562
                                                                         ------------
     Total liabilities                                                        124,943
                                                                         ------------
NET ASSETS                                                               $ 43,728,759
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 42,154,312
   Distributions in excess of net realized gain                           (11,410,878)
   Unrealized appreciation on investments                                  12,565,417
   Undistributed net investment income                                        419,908
                                                                         ------------
     Total                                                               $ 43,728,759
                                                                         ============
NET ASSETS
   Class A                                                               $ 43,728,759
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  2,988,347
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      14.63
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $ 29,551,335

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


PIONEER FUND PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $  844,877
   Interest                                                                   38,717
                                                                          ----------
       Total investment income                                               883,594
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                          320,224
   Administration fees                                                        17,210
   Custody and accounting fees                                                53,657
   Transfer agent fees                                                         7,996
   Audit                                                                      24,789
   Legal                                                                      29,811
   Trustee fees and expenses                                                  19,381
   Shareholder reporting                                                      38,397
   Insurance                                                                   6,287
   Other                                                                       2,684
                                                                          ----------
       Total expenses                                                        520,436
       Less fees waived and expenses reimbursed by the manager               (56,750)
                                                                          ----------
   Net expenses                                                              463,686
                                                                          ----------
   Net investment income                                                     419,908
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         1,829,514
                                                                          ----------
   Net realized gain on investments                                        1,829,514
                                                                          ----------
   Net change in unrealized appreciation on:
       Investments                                                         4,336,388
                                                                          ----------
   Net change in unrealized appreciation on investments                    4,336,388
                                                                          ----------
   Net realized and unrealized gain on investments                         6,165,902
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $6,585,810
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    8,125

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

PIONEER FUND PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    419,908  $   389,928
   Net realized gain on investments                                         1,829,514      805,103
   Net change in unrealized appreciation on investments                     4,336,388    1,284,801
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                     6,585,810    2,479,832
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (389,928)          --
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                   (389,928)          --
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               12,170,312   14,587,987
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                  389,928           --
   Cost of shares repurchased
     Class A                                                              (21,473,225)  (3,255,212)
                                                                         ------------  -----------
   Net increase (decrease) in net assets from capital share
       transactions                                                        (8,912,985)  11,332,775
                                                                         ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (2,717,103)  13,812,607
                                                                         ------------  -----------
   Net assets at beginning of period                                       46,445,862   32,633,255
                                                                         ------------  -----------
   Net assets at end of period                                           $ 43,728,759  $46,445,862
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $    419,908  $   389,928
                                                                         ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                CLASS A
PIONEER FUND PORTFOLIO                                                   --------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         --------------------------------------------------
                                                                            2006      2005      2004++     2003++     2002++
                                                                         ------     ------    ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.75     $12.03    $10.92     $ 8.94     $ 13.87
                                                                         ------     ------    ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.13 (a)   0.13(a)   0.11 (a)   0.15 (a)    0.32 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   1.89       0.59      1.11 (a)   1.98 (a)   (4.47)(a)
                                                                         ------     ------    ------     ------     -------
Total from Investment Operations........................................   2.02       0.72      1.22       2.13       (4.15)
                                                                         ------     ------    ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.14)        --     (0.11)     (0.15)      (0.78)
Distributions from Net Realized Capital Gains...........................     --         --        --         --          --
                                                                         ------     ------    ------     ------     -------
Total Distributions.....................................................  (0.14)        --     (0.11)     (0.15)      (0.78)
                                                                         ------     ------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $14.63     $12.75    $12.03     $10.92     $  8.94
                                                                         ======     ======    ======     ======     =======
TOTAL RETURN                                                              15.92%      5.99%    11.13%     23.78%     (30.21)%
Ratio of Expenses to Average Net Assets.................................   1.09%      1.01%     0.99%(b)   1.12%       0.90 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.22%      1.01%     1.12%      1.12%       0.90 %
Ratio of Net Investment Income to Average Net Assets....................   0.98%      1.03%     0.98%      1.56%       2.88 %
Portfolio Turnover Rate.................................................   28.5%      16.0%     19.0%      98.0%       25.0 %
Net Assets, End of Period (in millions).................................  $43.7      $46.0     $33.0      $27.0       $22.0

(a) Per share amounts based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Pioneer Fund Portfolio (formerly a separate series of The Travelers Series Trust ("TST") - Pioneer Fund Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                Expiring   Expiring
            Portfolio                 Total    12/31/2010 12/31/2011
            ---------              ----------- ---------- ----------

            Pioneer Fund Portfolio $11,243,971 $9,959,689 $1,284,282

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1, 2006, the Pioneer Fund Portfolio, a series of The Travelers Series Trust, was reorganized into the Pioneer Fund Portfolio a series of Met Investors Series Trust. The Portfolio acquired capital losses of $13,217,771. The losses incurred by the Portfolio are subject to an annual limitation of $1,630,787.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS--The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                        Management Fees
                       earned by Manager
                       for the year ended
Portfolio              December 31, 2006  % per annum     Average Daily Assets
---------              ------------------ ----------- ----------------------------

Pioneer Fund Portfolio      $320,224          0.75%   First $250 Million

                                              0.70%   $250 Million to $500 Million

                                             0.675%   $500 Million to $1 Billion

                                              0.65%   $1 Billion to $2 Billion

                                              0.60%   Over $2 Billion

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                              Maximum Expense Ratio
                              under current Expense  Expenses Deferred in
                              Limitation Agreement           2006
                             ---------------------   --------------------
                                                     Subject to repayment
                                                      until December 31,
      Portfolio              Class A Class B Class E         2011
      ---------              ------- ------- ------- --------------------

      Pioneer Fund Portfolio  1.00%   1.25%*  1.15%*       $56,750

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                           Shares Issued             Net Increase
                                              Through                 (Decrease)
                       Beginning  Shares     Dividend      Shares     in Shares    Ending
                        Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                      --------- --------- ------------- ----------- ------------ ---------

Pioneer Fund Portfolio

 Class A
 12/31/2006            3,643,620   901,144    29,186     (1,585,603)   (655,273)  2,988,347
 12/31/2005            2,713,234 1,197,449        --       (267,063)    930,386   3,643,620

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                 Purchases                        Sales
                       ------------------------------ ------------------------------
                       U.S. Government Non-Government U.S. Government Non-Government
                       --------------- -------------- --------------- --------------

Pioneer Fund Portfolio       $--        $11,871,379         $--        $21,243,007

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                         Federal       Gross         Gross
                        Income Tax   Unrealized    Unrealized   Net Unrealized
 Portfolio                 Cost     Appreciation (Depreciation)  Appreciation
 ---------              ----------- ------------ -------------- --------------

 Pioneer Fund Portfolio $31,304,242 $12,790,305    $(391,795)    $12,398,510

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                 Ordinary Income Long-Term Capital Gain     Total
                                 --------------- ---------------------- -------------
                                   2006    2005  2006        2005         2006   2005
                                 --------  ----  ----        ----       -------- ----

          Pioneer Fund Portfolio $389,928  $--   $--         $--        $389,928 $--

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                       Undistributed Undistributed     Net
                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                          Income         Gain      Appreciation   and Deferrals      Total
                       ------------- ------------- ------------ ------------------ ----------

Pioneer Fund Portfolio   $419,908         $--      $12,398,510     $(11,243,971)   $1,574,447

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Pioneer Fund Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pioneer Fund Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                Pioneer Mid-Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

Capping a year that featured a relatively anemic first half followed by a powerful 2/nd/ half rally, US gross domestic product booked a twentieth consecutive quarter of growth in the 3/rd/ quarter. In the 4/th/ quarter, solid corporate earnings and easing energy prices propelled stocks to new highs. The Dow Jones Industrial Average broke historic levels in November and December, ultimately reaching 12,510 on December 27/th/, finishing with a return of 19.0% for the year. The S&P 500(R) Index/1/, breaking through 1400 for the first time since the bubble of 2000, finished up 15.79%.

Confounding the prognosticators again was the persistency of value vs. growth. Across the major Russell capitalization and style ranges, value continued to outperform growth, as it has for the last few years, and large-cap stocks did not significantly outperform as many had predicted. Mid cap stocks modestly underperformed large caps for the year, but again outperformed large-caps in the 4/th/ quarter.

The Pioneer Mid-Cap Value Portfolio returned 12.56% at net asset value, compared to 20.22% for its benchmark, the Russell MidCap(R) Value Index for the year ended December 31, 2006.

Each of the benchmark's ten sectors were strongly positive for the year, led by telecom services, up 45%, consumer staples, up 40%, and materials, up 25%. All but one, health care, registered a total return greater than 10% for the year. Health care (9%), information technology (10%) and energy (11%) were the lowest returning sectors.

SECTOR ALLOCATION AND SECURITY SELECTION REVIEW

Both security selection decisions and sector allocation decisions contributed to below-benchmark returns for the year. Returns were hurt by stock selection in financials, energy, industrials, as well as health care, and by sector overweights in energy, health care, and information technology and telecommunications.

The financials sector was the most detractive to overall returns primarily as a result of our holdings in insurance companies and our under-ownership of real estate investment trusts (REITS). REITS were not allowable holdings of the Portfolio until 2006. Because REITS are not only a sizeable component of the benchmark but were the top performing industry within financials, under-owning them was a key element to overall underperformance. Insurers Marsh & McLennan and UnumProvident detracted. After Marsh & McLennan's regulatory difficulties failed to go away we realized it would not recover and sold the stock. UnumProvident's claims earlier in the year were higher than anticipated. The company gradually gained control over its claims load and towards the end of the year

--------
/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

raised reserves, which was negative for its shares. We continue to own the stock, like the fundamentals of the business, and expect the stock to move toward a more peer-group multiple in book value.

In industrials, electrical equipment maker Thomas & Betts which we added to the Portfolio in May--it reached a 7-year high in cash flow from operations shortly thereafter--fell in the third quarter as a result of competitor Hubble's pre-announcement of lower earnings and dragged down the industry, despite no change in fundamentals for Thomas & Betts. We consider the company a later-cycle industrial with a favorable backdrop to its business and think its fundamentals look good. W.W. Grainger, one off the world's largest distributor of maintenance supplies, experienced a sales drop in the second quarter as it implemented new productivity procedures. We think fundamentals for the company still look good and that their actions for expanding into areas where they currently have no geographic imprint will be successful.

Energy adversely impacted results primarily from coal mining concern Massey. For much of the year, Massey dealt with operational problems at its mines, many having to do with safety issues and a lack of trained miners from surging coal prices that allowed smaller mining operations to open. But we consider the company's operational outlook to be stable as well as that for coal mining in general.

Stock selection in information technology was additive to portfolio returns and numerous individual holdings were outstanding performers for the year. Computer equipment company NCR Corp. (up 26%), communications equipment company Tellabs (up 26%), and Symbol Technology, which specializes in bar code technology, were among the top contributing tech stocks for the year. Each had strong fundamental momentum leading to greater earnings with a positive outlook.

Ad Agency Interpublic after business losses and an ambitious consolidation of its operations that took time to work, began to gain traction in the latter half of the year on the strength of new account wins. Harley Davidson, which we added in June after the stock reached a 52-week low of $48 over concerns about its high inventory from newer model introductions, went on to reach a 52-week high in November of $76.

The Portfolio's top three contributing holdings for the year were Laboratory Corp. of America (gaining 36%), International Flavors & Fragrances (up 50%), and John Deere (up 42%). Laboratory Corp. did well as strong fundamentals in laboratory and clinical lab testing and its continued expansion benefited its share price. International Flavors & Fragrances, the world's largest maker of scent and taste additives, saw its business expand rapidly in Eastern Europe, India, and Latin America. Tractor and farm equipment maker John Deere--an excellent value purchase and long-time holding--benefited throughout the year from ethanol-related demand that kept buying of farm equipment strong. We sold the stock in the 4/th/ quarter as we thought its valuation surpassed our target and no longer represented value to invest in different opportunities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TRADING ACTIVITY

In the final months of the year, eliminations from the Portfolio included Freescale, sold for profit after it was acquired by an equity consortium, and Dell Computer, for profit before the flap over its ability to regain margins and accounting issues. Sold for valuation reasons were PG&E, Allegheny Energy, and Teva Pharmaceutical. Also sold were motorcycle company Harley Davidson for profit along with food company Heinz, semi-conductor company Xilinx, and money wire company Western Union, which in each case met their target prices. PPG Industries was sold as the fundamental backdrop for the company's business looked less attractive. Financial firm Mellon was eliminated due to its acquisition by Bank of New York.

CURRENT OUTLOOK AND POSITIONING

At the period's end, our largest sector overweight relative to the Russell Midcap(R) Value Index was information technology (11% vs. 7%) for which attractive free cash yields are running considerably higher than other industries at this time. Within the sector, our emphasis is more on hardware, majority composed of NCR at 2.4% of assets. Our second largest overweight is health care (7% vs. 4%). Within the sector our emphasis is on both provider & service as well as equipment companies, while our exposure to pharmaceuticals is low, as we believe the demographics of an aging society will support steady growth in consumption of services.

Our largest underweight is financials (24% vs. 32%), with the bulk of exposure to capital markets firms and underweights in real estate and commercial banks, which we think are fully valued. The banks we do own are those we think can benefit from economic growth, whose credit quality is sound, and that have lower exposure to deposit competition squeezing their margins. Our second largest underweight is utilities (11% vs. 16%), which we have traditionally underweighted due to the asset-intensive structure of their businesses, low relative margins, and high valuations.

The Portfolio's focus and our process of buying higher quality companies at attractive valuations will not change. We strive to own companies that have superior operating characteristics, with better-than-average growth, profitability, returns on invested capital, market position, management teams with an effective plan for increasing shareholder value, or those that contain a catalyst that may not be recognized by the broader market. Our end aim is to select those companies with the most favorable risk-reward ratios.

J. RODMAN WRIGHT
Senior Vice President and Portfolio Manager
PIONEER INVESTMENTS MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              UnumProvident Corp.                        2.51%
              ---------------------------------------------------
              NCR Corp.                                  2.39%
              ---------------------------------------------------
              Ball Corp.                                 2.18%
              ---------------------------------------------------
              Interpublic Group of Cos., Inc.            2.13%
              ---------------------------------------------------
              Air Products & Chemicals, Inc.             2.11%
              ---------------------------------------------------
              CIGNA Corp.                                1.94%
              ---------------------------------------------------
              Edison International                       1.93%
              ---------------------------------------------------
              E*TRADE Financial Corp.                    1.86%
              ---------------------------------------------------
              Clear Channel Communications, Inc.         1.79%
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   1.76%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                           [CHART]

Financials         26.8%
Non-Cyclical       18.4%
Utilities           9.7%
Communications      9.2%
Energy              7.9%
Industrials         7.9%
Technology          7.6%
Cyclical            7.4%
Basic Materials     5.1%

--------------------------------------------------------------------------------
PIONEER MID-CAP VALUE PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID-CAP VALUE PORTFOLIO MANAGED BY
   PIONEER INVESTMENT MANAGEMENT, INC. VS. RUSSELL MIDCAP(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                            Russell Mid-Cap
                Fund         Value Index
              --------       ------------
  5/1/2005    $10,000         $10,000
12/31/2005     10,983          11,481
 3/31/2006     11,503          12,356
 6/30/2006     11,146          12,287
 9/30/2006     11,493          12,720
12/31/2006     12,363          13,802



    ---------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the year ended 12/31/06)
    ---------------------------------------------------------------
                                     1 Year    Since Inception/3/
    ---------------------------------------------------------------
    Pioneer Mid-Cap Value
--  Portfolio--Class A               12.56%         13.56%
    ---------------------------------------------------------------
- - Russell Midcap(R) Value Index/1/ 20.22%         21.33%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Russell Midcap(R) Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception of Class A shares is 5/2/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
PIONEER MID-CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,109.10        $5.32
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)



         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 93.0%
         AUTO COMPONENTS - 1.0%
         BorgWarner, Inc..........................  6,410 $    378,318
                                                          ------------
         BANKS - 5.1%
         Hudson City Bancorp, Inc................. 38,640      536,323
         Keycorp.................................. 13,725      521,962
         Marshall & Ilsley Corp................... 11,410      548,935
         Zions Bancorporation.....................  5,305      437,344
                                                          ------------
                                                             2,044,564
                                                          ------------
         BEVERAGES - 1.2%
         Molson Coors Brewing Co. - Class B.......  6,065      463,609
                                                          ------------
         CHEMICALS - 3.9%
         Air Products & Chemicals, Inc............ 12,095      850,036
         International Flavors & Fragrances, Inc.. 14,430      709,379
                                                          ------------
                                                             1,559,415
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Apollo Group, Inc. - Class A*............ 11,730      457,118
         Equifax, Inc............................. 15,330      622,398
         Republic Services, Inc................... 16,815      683,866
                                                          ------------
                                                             1,763,382
                                                          ------------
         COMPUTERS & PERIPHERALS - 2.6%
         NCR Corp.*............................... 22,450      959,962
         Palm, Inc.*..............................  6,720       94,685
                                                          ------------
                                                             1,054,647
                                                          ------------
         CONTAINERS & PACKAGING - 2.2%
         Ball Corp................................ 20,120      877,232
                                                          ------------
         ELECTRIC UTILITIES - 9.0%
         American Electric Power Co., Inc.........  6,405      272,725
         Edison International..................... 17,085      777,026
         FirstEnergy Corp.........................  9,780      589,734
         NRG Energy, Inc.*........................ 12,095      677,441
         NSTAR.................................... 12,470      428,469
         PPL Corp................................. 15,140      542,617
         Public Service Enterprise Group, Inc.....  5,170      343,185
                                                          ------------
                                                             3,631,197
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.6%
         Harman International Industries, Inc.....  3,725      372,165
         Thomas & Betts Corp.*.................... 12,110      572,561
         Xerox Corp.*............................. 28,945      490,617
                                                          ------------
                                                             1,435,343
                                                          ------------
         FINANCIAL-DIVERSIFIED - 7.1%
         E*TRADE Financial Corp.*................. 33,325      747,146
         Federated Investors, Inc. - Class B...... 18,160      613,445
         Legg Mason, Inc..........................  7,290      692,915
         PNC Financial Services Group, Inc........  5,380      398,335
         TCF Financial Corp....................... 14,780      405,268
                                                          ------------
                                                             2,857,109
                                                          ------------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          FOOD & DRUG RETAILING - 1.3%
          Safeway, Inc........................... 15,565 $    537,926
                                                         ------------
          FOOD PRODUCTS - 1.4%
          Wm. Wrigley Jr. Co..................... 10,930      565,300
                                                         ------------
          FOOD RETAILERS - 1.6%
          Kroger Co. (The)....................... 27,240      628,427
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
          Boston Scientific Corp.*...............  7,670      131,771
          Cooper Cos., Inc. (The)................ 11,545      513,752
                                                         ------------
                                                              645,523
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 2.4%
          Aetna, Inc.............................  8,730      376,961
          Laboratory Corp. of America Holdings*..  8,025      589,597
                                                         ------------
                                                              966,558
                                                         ------------
          HOTELS, RESTAURANTS & LEISURE - 2.2%
          Carnival Corp..........................  4,125      202,332
          Harrah's Entertainment, Inc............  8,385      693,607
                                                         ------------
                                                              895,939
                                                         ------------
          HOUSEHOLD PRODUCTS - 1.3%
          Fortune Brands, Inc....................  6,060      517,463
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.2%
          KBR Inc.*.............................. 12,940      338,510
          Tyco International, Ltd................  5,250      159,600
                                                         ------------
                                                              498,110
                                                         ------------
          INSURANCE - 10.1%
          Ambac Financial Group, Inc.............  5,710      508,590
          Aon Corp...............................  7,340      259,396
          CIGNA Corp.............................  5,915      778,236
          Genworth Financial, Inc. - Class A..... 10,677      365,260
          Platinum Underwriters Holdings, Ltd....  7,490      231,741
          PMI Group, Inc. (The)..................  9,780      461,322
          Progressive Corp. (The)................ 15,880      384,614
          UnumProvident Corp..................... 48,645    1,010,843
          White Mountains Insurance Group, Ltd...     95       55,046
                                                         ------------
                                                            4,055,048
                                                         ------------
          INTERNET SOFTWARE & SERVICES - 1.4%
          Juniper Networks, Inc.*................ 30,260      573,124
                                                         ------------
          MEDIA - 5.3%
          Clear Channel Communications, Inc...... 20,255      719,863
          Entercom Communications Corp...........  5,080      143,154
          Gannett Co., Inc.......................  6,775      409,617
          Interpublic Group of Cos., Inc.*....... 69,835      854,780
                                                         ------------
                                                            2,127,414
                                                         ------------
          METALS & MINING - 2.1%
          Freeport-McMoRan Copper & Gold, Inc. -
            Class B..............................  6,565      365,868
          Massey Energy Co....................... 20,480      475,750
                                                         ------------
                                                              841,618
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          OIL & GAS - 6.1%
          Hess Corp..............................  7,440 $    368,801
          Plains Exploration & Production Co.*...  9,050      430,146
          Questar Corp...........................  8,390      696,789
          Southwestern Energy Co.*............... 11,410      399,921
          Tesoro Corp............................  4,635      304,844
          Weatherford International, Ltd.*.......  6,405      267,665
                                                         ------------
                                                            2,468,166
                                                         ------------
          PERSONAL PRODUCTS - 1.1%
          Avon Products, Inc..................... 13,850      457,604
                                                         ------------
          REAL ESTATE - 2.6%
          Annaly Mortgage Management, Inc. (REIT) 24,590      342,047
          Host Hotels & Resorts, Inc. (REIT)..... 14,780      362,849
          ProLogis (REIT)........................  5,710      346,997
                                                         ------------
                                                            1,051,893
                                                         ------------
          RETAIL - MULTILINE - 1.5%
          J.C. Penney Co., Inc...................  7,660      592,578
                                                         ------------
          ROAD & RAIL - 0.8%
          CSX Corp...............................  9,580      329,839
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Advanced Micro Devices, Inc.*.......... 21,670      440,984
          National Semiconductor Corp............ 15,875      360,363
                                                         ------------
                                                              801,347
                                                         ------------
          SOFTWARE - 2.7%
          First Data Corp........................ 19,415      495,471
          Symantec Corp.*........................ 27,380      570,873
                                                         ------------
                                                            1,066,344
                                                         ------------
          TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.4%
          Sprint Nextel Corp.....................  8,860      167,365
                                                         ------------
          TOBACCO - 2.5%
          Loews Corp. - Carolina Group...........  6,280      406,442
          UST, Inc............................... 10,325      600,915
                                                         ------------
                                                            1,007,357
                                                         ------------
          TRADING COMPANIES & DISTRIBUTORS - 1.3%
          W.W. Grainger, Inc.....................  7,700      538,538
                                                         ------------
          Total Common Stocks (Cost $36,558,623)           37,398,297
                                                         ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR        VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 11.1%
      State Street Bank and Trust Co.,
        Repurchase Agreement,
        dated 12/29/06 at 2.55% to be
        repurchased at $4,476,268 on
        01/02/07 collateralized by $4,550,000
        FNMA 5.2% due 11/20/09 with a value of
        $4,567,062. (Cost - $4,475,000)           $4,475,000 $  4,475,000
                                                             ------------

      TOTAL INVESTMENTS - 104.1%
      (Cost $41,033,623)                                       41,873,297

      Other Assets and Liabilities (net) - (4.1%)              (1,656,729)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 40,216,568
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

PIONEER MID-CAP VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $37,398,297
   Repurchase Agreement                                                    4,475,000
   Cash                                                                          449
   Receivable for investments sold                                            48,071
   Receivable for Trust shares sold                                          330,685
   Dividends receivable                                                       34,349
   Interest receivable                                                           951
   Receivable from investment manager (Note 3)                                26,712
                                                                         -----------
     Total assets                                                         42,314,514
                                                                         -----------
LIABILITIES
   Payables for:
     Investments purchased                                                 1,962,923
     Trust shares redeemed                                                       993
     Investment advisory fee payable (Note 3)                                 19,423
     Administration fee payable                                                  827
     Custodian and accounting fees payable                                    57,168
   Accrued expenses                                                           56,612
                                                                         -----------
     Total liabilities                                                     2,097,946
                                                                         -----------
NET ASSETS                                                               $40,216,568
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $39,299,164
   Accumulated net realized gain                                              77,730
   Unrealized appreciation on investments                                    839,674
                                                                         -----------
     Total                                                               $40,216,568
                                                                         ===========
NET ASSETS
   Class A                                                               $40,216,568
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class A                                                                 3,368,916
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $     11.94
                                                                         ===========

------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $36,558,623

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


PIONEER MID-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $  175,735
   Interest                                                                   25,406
                                                                          ----------
       Total investment income                                               201,141
                                                                          ----------
EXPENSES:
   Investment advisory fee (Note 3)                                           88,265
   Administration fees                                                         7,212
   Custody and accounting fees                                               141,229
   Transfer agent fees                                                         8,010
   Audit                                                                      29,750
   Legal                                                                      27,953
   Trustee fees and expenses                                                  17,376
   Shareholder reporting                                                       3,010
   Insurance                                                                   1,112
   Other                                                                       2,414
                                                                          ----------
       Total expenses                                                        326,331
       Less fees waived and expenses reimbursed by the manager              (207,904)
       Less broker commission recapture                                         (735)
                                                                          ----------
   Net expenses                                                              117,692
                                                                          ----------
   Net investment income                                                      83,449
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                           617,775
                                                                          ----------
   Net realized gain on investments                                          617,775
                                                                          ----------
   Net change in unrealized appreciation on:
       Investments                                                           574,921
                                                                          ----------
   Net change in unrealized appreciation on investments                      574,921
                                                                          ----------
   Net realized and unrealized gain on investments                         1,192,696
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $1,276,145
                                                                          ==========

-------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $      189


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

PIONEER MID-CAP VALUE PORTFOLIO
                                                                          Year Ended  Period Ended
                                                                         December 31, December 31,
                                                                             2006        2005*
                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    83,449   $   12,981
   Net realized gain on investments                                          617,775       90,270
   Net change in unrealized appreciation on investments                      574,921      264,753
                                                                         -----------   ----------
   Net increase in net assets resulting from operations                    1,276,145      368,004
                                                                         -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (85,373)     (12,844)
   From net realized gains
     Class A                                                                (529,476)     (99,052)
                                                                         -----------   ----------
   Net decrease in net assets resulting from distributions                  (614,849)    (111,896)
                                                                         -----------   ----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              35,974,783    6,050,498
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 614,849      111,896
   Cost of shares repurchased
     Class A                                                              (3,184,475)    (268,387)
                                                                         -----------   ----------
   Net increase in net assets from capital share transactions             33,405,157    5,894,007
                                                                         -----------   ----------
TOTAL INCREASE IN NET ASSETS                                              34,066,453    6,150,115
   Net assets at beginning of period                                       6,150,115           --
                                                                         -----------   ----------
   Net assets at end of period                                           $40,216,568   $6,150,115
                                                                         ===========   ==========
   Net assets at end of period includes undistributed net investment
       income                                                            $        --   $      137
                                                                         ===========   ==========

  *  For the period 5/2/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:


PIONEER MID-CAP VALUE PORTFOLIO
                                                                                CLASS A
                                                                         -----------------
                                                                          FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                         -----------------
                                                                            2006     2005(B)
                                                                         ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $10.78     $10.00
                                                                         ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.08 (a)   0.03 (a)
Net Realized/Unrealized Gain on Investments.............................   1.28       0.95
                                                                         ------     ------
Total from Investment Operations........................................   1.36       0.98
                                                                         ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.03)     (0.02)
Distributions from Net Realized Capital Gains...........................  (0.17)     (0.18)
                                                                         ------     ------
Total Distributions.....................................................  (0.20)     (0.20)
                                                                         ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $11.94     $10.78
                                                                         ======     ======
TOTAL RETURN                                                              12.56%      9.84%
Ratio of Expenses to Average Net Assets.................................   1.00%      1.00%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   2.77%      3.08%*
Ratio of Net Investment Income to Average Net Assets....................   0.71%      0.43%*
Portfolio Turnover Rate.................................................   89.9%      44.0%
Net Assets, End of Period (in millions)................................. $ 40.2       $6.0

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Pioneer Mid-Cap Value Portfolio (formerly a separate series of The Travelers Series Trust ("TST")--Pioneer Mid-Cap Value Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

G. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                 Management Fees
                                earned by Manager
                                for the year ended
Portfolio                       December 31, 2006  % per annum     Average Daily Assets
---------                       ------------------ ----------- ----------------------------

Pioneer Mid-Cap Value Portfolio      $88,265           0.75%   First $250 Million

                                                       0.70%   $250 Million to $500 Million

                                                      0.675%   $500 Million to $1 Billion

                                                       0.65%   $1 Billion to $2 Billion

                                                       0.60%   Over $2 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Prior to May 1, 2006, Travelers Asset Management International Company LLC ("TAMIC") managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company ("TIC") acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                   Maximum Expense Ratio
                                   under current Expense  Expenses Deferred in
                                   Limitation Agreement           2006
                                  ---------------------   --------------------
                                                          Subject to repayment
                                                           until December 31,
  Portfolio                       Class A Class B Class E         2011
  ---------                       ------- ------- ------- --------------------

  Pioneer Mid-Cap Value Portfolio  1.00%   1.25%*  1.15%*       $136,118

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                    Shares Issued                 Net
                                                       Through                 Increase
                                Beginning  Shares     Dividend      Shares     in Shares   Ending
                                 Shares     Sold    Reinvestment  Repurchased Outstanding  Shares
-                               --------- --------- ------------- ----------- ----------- ---------
Pioneer Mid-Cap Value Portfolio

 Class A
 12/31/2006                      570,752  3,031,228    51,153      (284,217)   2,798,164  3,368,916
 5/2/2005 - 12/31/2005                --    585,656    10,399       (25,303)     570,752    570,752

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                          Purchases                        Sales
                                ------------------------------ ------------------------------
                                U.S. Government Non-Government U.S. Government Non-Government
                                --------------- -------------- --------------- --------------

Pioneer Mid-Cap Value Portfolio       $--        $41,329,579         $--        $10,951,691

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal       Gross         Gross
                                Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost     Appreciation (Depreciation)  Appreciation
---------                       ----------- ------------ -------------- --------------

Pioneer Mid-Cap Value Portfolio $41,108,517  $1,290,435    $(525,656)      $764,779

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                 Ordinary Income  Long-Term Capital Gain       Total
                                ----------------- ---------------------- -----------------
                                  2006     2005    2006        2005        2006     2005
                                -------- --------   -------    ----      -------- --------

Pioneer Mid-Cap Value Portfolio $553,054 $111,896 $61,795      $--       $614,849 $111,896

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                                 Net
                                Undistributed Undistributed   Unrealized
                                  Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                   Income         Gain      (Depreciation)   and Deferrals     Total
                                ------------- ------------- -------------- ------------------ --------

Pioneer Mid-Cap Value Portfolio   $146,876       $5,749        $764,779           $--         $917,404

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


9. SUBSEQUENT EVENT

The following Portfolio reorganization will be presented to the Board of Trustees of the Trust on February 14, 2007, for approval. If approved, the reorganization will be presented to shareholders on or about April 24, 2007. If approved by shareholders, the reorganization will occur on or about May 1, 2007. The proposed reorganization provides for the acquisition of all the assets of the Met/Putnam Capital Opportunities Portfolio and Pioneer Mid-Cap Value Portfolio, each a series of the Trust, in exchange for shares of Lazard Mid-Cap Portfolio, a series of the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Pioneer Mid-Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pioneer Mid-Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid-Cap Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                               Pioneer Strategic
                               Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                FOR THE PERIOD ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW

2006 was a tale of two cities for stock and bond investors. In one, equity deals, corporate profits, and an end to the Federal Reserve Board's (Fed) two-year campaign of raising interest rates drove the stock market to historic new highs. In the other, trouble in the auto sector, a slowdown in housing, and stabilizing inflation kept bond investors focused on the possibility that the Fed would cut rates to accommodate economic weakness. Riskier bonds reflecting the strength of US and global economic growth outperformed and drove strong returns across all of the major bond sectors.

The Pioneer Strategic Income Portfolio at net asset value returned 6.30% compared to the 4.98% of the Lehman Brothers U.S. Universal Index for the full year ended December 31, 2006.

The 10-year US Treasury Note's yield traversed a mountainous ascent and descent in 2006, rising from a low of 4.35 in January to a peak of 5.25 in June, then back down again to close to beginning-of-year levels before rising somewhat in December to end the year at 4.70%. The Fed in the first half was still in a tightening mode while investors also doubted its ability to engineer a soft landing, causing bonds to sell off. By mid-year it was apparent both autos and housing were struggling and posed a threat to economic growth. Laying the foundation for a pause in rate increases, Fed chairman Bernanke in his summer address to Congress suggested that inflation pressures would moderate. This led to a redirection of expectations about the Fed--that it might actually reverse course--which contributed to a 3/rd/ quarter rally in bonds. Indeed the Fed kept the federal funds target rate unchanged at 5.25% at its August meeting, where it remains today. Entering the 4/th/ quarter it became more evident that the US economy was continuing to perform well, and investors backed off expectations of Fed easing, which resulted in a softer tone for bonds.

The US dollar lost ground against most major currencies in 2006, falling in stages but then quite steeply in November, when it struck a 20-month low against the euro, dropping 3.8%. Driven by technicals and rumors of "reserves diversification," a concern that central banks around the world diversify out of US assets, it was a scare that had waned by December as US economic data surprised with strength and reversed much of the damage. For the year, the dollar declined 11.4% against the euro.

SECTOR ALLOCATION REVIEW

Among the major bond classes in 2006, high yield bonds were the best-performing followed closely by emerging markets. Within the investment-grade bond universe, mortgages were the best performing, outpacing investment grade corporate bonds, while Treasuries lagged.

Longer-dated Treasuries substantially outperformed shorter-dated Treasuries as the yield curve inverted mid-year and the inversion steepened as the year advanced.

For US high yield bonds (22% of portfolio assets as of December 31, 2006) it was a volatile year, especially in the second quarter, and particularly in May when the option adjusted spread of the Merrill Lynch High Yield Master II Index/1/ rose from 246 basis points to 273 basis points. But as the Fed softened its tone and the economy continued to be strong, higher yielding riskier assets rallied.

For the year, the option adjusted yield spread of the Merrill Lynch High Yield Master II Index over 10-year Treasuries declined from 371 basis points as of December 31, 2005 to 289 basis points as of December 31, 2006. Its option adjusted spread declined 55 basis points in the 4/th/ quarter.

Mortgages (26% of Portfolio assets as of December 31, 2006) were notable for their strong outperformance of both investment grade corporate bonds and Treasuries (22% of Portfolio assets). Mortgages outperformed both in the 1st half of the year, when the bond market struggled, and in the second half as the market rallied.

Treasury Inflation Protected Securities (TIPS) played a prominent role in the Portfolio as well, strongly outperforming the 10-year Treasury note in the first half of the year but underperforming in the second as inflation worries lessened. After reaching a high-water mark of nearly 11% of Portfolio assets in May, we scaled back our position, to 6% of assets in September that we have since increased as we discuss below.

Emerging market bonds (10% of assets as of December 31, 2006) proved beneficial to returns for the year as a whole after selling off aggressively in the first half and recovering powerfully in the 2/nd/.

Currencies play a vital role in the Portfolio for diversifying assets and reducing portfolio volatility. The dollar's slide in 2006 was a significant benefit for our non-dollar denominated assets, which composed approximately 8% of portfolio assets throughout the year. The Swedish Krona gained a remarkable 15.9% for the full year, and the Norwegian Krone gained 8.15%. The exception to the dollar's precipitous decline against these currencies was the Yen, which while falling 1.10% for the year, appreciated strongly in the second quarter when risk aversion was high. The Canadian Dollar fell -.33% for the year.

SECURITY SELECTION REVIEW

While high yield ran in the 4/th/ quarter, holdings notable for their contribution included Italian lottery operator Lottomatica as well as chemical company Crystal and Chinese aluminum manufacturer Asia Aluminum due to better-than-expected earnings. Other securities that contributed included Trustreet Properties, a real estate investment trust acquired by GE Capital, and C&M Finance, a Korean cable operator that announced a potential IPO.

--------
/1/ The Merrill Lynch High Yield Master II Index is an unmanaged index comprised of publicly placed, nonconvertible, coupon-bearing domestic debt. Issues in the Index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term of maturity of at least one year. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                FOR THE PERIOD ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Several Norwegian oil and oil field-related companies we held in local currency were significant contributors to returns for the year due to the strong gains of the country's currency, including Petromenia and Aker Kvaerner, which tendered for its bonds causing them to appreciate further. Among sovereign issues, Sweden and Norway were exceptional contributors to overall returns due to the strength of their respective currencies and solid economies.

Angiotech, a medical devices company, detracted from performance on lower earnings and negative headlines surrounding cardiac stents. The automotive sector, in which we are underweight, continued to be strong, negatively affecting results; however, we intend to remain underweight the sector as the domestic manufacturers continue to cut production in the face of rising inventories and slack demand.

TRADING ACTIVITY

Trading in the final months of the year resulted in an increased weighting in mortgages as well as TIPS while reducing the level of straight Treasuries. Our positioning in TIPS increased to 6.6% of assets as of December 31, 2006. Given their underperformance in recent months, the strong economy, and the weak dollar, we think over the long term TIPS will be a great diversifier of risk while protecting against inflation and should be a part of every portfolio.

We began buying the Swiss Franc in the final weeks of the year as a means of reducing overall volatility.

High yield bond securities added in the final months included collections agency NCO Group, oil field and equipment company Complete Production Services, True Move, and Tropicana Entertainment.

Sold from the Portfolio in the final months of the year were Provident Companies, United Rentals, Reliant Energy, E*Trade, Sino Forest, and Goodyear due to favorable valuations, and Embarq Corp. over concerns about its operations. Towards the end of the quarter we sold Galaxy Entertainment, Greif Bros., Bombardier, CCSA Finance, and Odyssey Holdings. We also sold some of our euro holdings as the euro rallied in November in order to capture profits.

CURRENT OUTLOOK AND POSITIONING

As of December 31, 2006, the Portfolio's duration was 4.21 vs. 4.46 for the Lehman U.S. Universal Index, making us marginally short of the benchmark in actuality before adjusting for new subscriptions. We remain slightly short believing that the Fed is more likely to tighten than loosen--in contrast to the consensus expressed by the inverted yield curve and Treasury futures which still predict a high likelihood of a rate cut in the next 6 months.

We believe it is MOST likely, however, that the Fed will do nothing and keep rates steady in the next six months due to the strength of the underlying economy. It is important to recognize, though, that as long as the yield curve is inverted and the longer the condition of "negative carry" persists, the more probable a market reversal.

We view the potential for price appreciation in lower-rated credits as limited given the tightness of yield spreads. For now we continue to plan to keep the Portfolio in the "A" quality range. This higher quality constrained potential returns throughout 2006, but is reflective of our value discipline of seeking compensation that suitably matches the risks taken. Commensurate with this view, we do not feel this is a good time to be reaching for yield and performance, given tight spreads and marginal valuations, and we will continue to sell bonds we perceive as overvalued by the market, or that are operating in a risky environment.

We continue to find little appeal in investment grade corporate bonds as spreads are tight and event risk high due to the potential for leveraged buyouts from private equity consortiums--a potentially disadvantageous situation for bond holders--maintaining our preference for mortgages. Our underweight in investment grade corporate bonds in lieu of mortgages is one of the most pronounced differences of the Portfolio relative to competitor funds.

We expect high yield bonds to continue to outpace "safer" bonds next year and believe high yield's market characteristics in 2007 will largely pattern those of 2006, recalling that GDP grew at a 5.6% annual rate in the first quarter of 2006, slowed to 2% by the third quarter, and is estimated to have slowed a bit more in the final three months of last year. We're comfortable with the fundamentals of the high yield bonds that we hold and with the level that we currently hold--approximately 30% of assets. This level is one we consider to be a neutral level, not an aggressive one, given current tight spreads where pricing is reasonable but on the rich side of average.

We remain underweight emerging market bonds relative to our peers because of lack of value, but also because we believe the market has not paid adequate attention to destabilizing political events such as what recently occurred in Thailand and Venezuela. That said, we do expect to see emerging markets sell off in 2007, and we will look to that point to be a good opportunity to add to our holdings.

As it regards the dollar, given current valuations, we find it difficult to justify a "shorting" strategy. While we understand the bear case for doing so, current valuations limit how much money we can expect to make by being short the dollar, as US economic fundamentals remain strong and mitigate the downside.

Housing data has begun to improve and the market has signaled that the bottom may have been reached. Six more months must pass for that assertion to be properly tested; however, we do feel strongly that housing's drag on gross domestic product (GDP), which was approximately 1% in 2006, will be a fraction of that in 2007.

SINCERELY,

          KENNETH J. TAUBES              ANDREW FELTUS
          Director of Fixed Income       Vice President and Portfolio
          Investments                    Manager
          PIONEER INVESTMENT MANAGEMENT, PIONEER INVESTMENT
          INC.                           MANAGEMENT, INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                FOR THE PERIOD ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Notes (1.875%, due 07/15/15)                     2.20%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (5.000%, due 02/15/11)                     1.84%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (3.750%, due 03/31/07)                     1.82%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (6.250%, due 08/15/23)                     1.53%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (5.250%, due 11/15/28)                     1.49%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (5.500%, due 08/15/28)                     1.44%
    -----------------------------------------------------------------------
    Federal Home Loan Mortgage Corp. (6.000%, due 10/01/35)        1.42%
    -----------------------------------------------------------------------
    U.S. Treasury Notes (3.000%, due 07/15/12)                     1.35%
    -----------------------------------------------------------------------
    Government National Mortgage Association (5.000%, due
     06/15/35)                                                     1.34%
    -----------------------------------------------------------------------
    Federal National Mortgage Association (6.500%, due 08/01/36)   1.08%
    -----------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Mortgage-Backed Securities            26.2%
High Yield Corporate Bonds            22.8%
U.S. Treasuries                       22.2%
Stocks/Other                          12.3%
Foreign Bonds-Investment Grade         8.2%
Investment Grade Corporate Bonds       6.9%
Municipal Bonds                        1.4%

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                FOR THE PERIOD ENDED 12/31/06
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
PIONEER INVESTMENT MANAGEMENT, INC. VS. LEHMAN BROTHERS U.S. UNIVERSAL INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]


                             Lehman Brothers
                 Fund       US Universal Index
                -------     ------------------
10/30/1996      $10,000          $10,000
10/31/1997       10,844           10,906
10/31/1998       10,774           11,748
10/31/1999       10,967           11,916
10/31/2000       10,993           12,781
10/31/2001       11,498           14,526
10/31/2002       11,728           15,314
10/31/2003       14,140           16,344
10/31/2004       15,788           17,347
10/31/2005       16,605           17,626
10/31/2006       17,759           18,629
12/31/2006       17,955           18,769



    ------------------------------------------------------------------------
                                    Average Annual Return/2/
                                  (for the year ended 12/31/06)
    ------------------------------------------------------------------------
                                                                   Since
                       2-Months/4/ 1 Year 3 Year 5 Year 10 year Inception/3/
    ------------------------------------------------------------------------
    Pioneer Strategic
    Income
--  Portfolio--Class A   1.10%     6.30%  6.93%  9.13%   5.83%     6.76%
    ------------------------------------------------------------------------
    Lehman Brothers
    U.S. Universal
- - Index/1/             0.75%     4.98%  4.22%  5.64%   6.40%     6.91%
    ------------------------------------------------------------------------

+ The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/ The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate index, the 144A index, the Eurodollar Index, the Emerging markets index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees and expenses and is not available for direct investment.

/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/ Inception of Class A shares is 06/16/94. Index returns are based on an inception date 12/31/94.

/4/ On November 1, 2006, the fiscal year end changed from October 31 to December 31.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            10/31/06      12/31/06      11/1/06-12/31/06
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ----------------

  Class A
  Actual                                      $1,000.00     $1,050,70        $1.46
  Hypothetical (5% return before expenses)     1,000.00      1,006.94         1.43
------------------------------------------  ------------- ------------- ----------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

   -------------------------------------------------------------------------
   SECURITY                                           PAR         VALUE
   DESCRIPTION                                       AMOUNT      (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 37.0%
   AEROSPACE & DEFENSE - 0.3%
   L-3 Communications Corp.
    6.125%, due 01/15/14......................... $    400,000 $     393,000
    6.375%, due 10/15/15.........................      245,000       243,775
                                                               -------------
                                                                     636,775
                                                               -------------
   AIRLINES - 0.2%
   Calair LLC/Calair Capital Corp. 8.125%, due
     04/01/08(a).................................      180,000       181,350
   Continental Airlines, Inc. 8.499%, due
     05/01/11....................................      397,119       404,317
                                                               -------------
                                                                     585,667
                                                               -------------
   ASSET-BACKED SECURITIES - 2.4%
   Alfa Diversified Payment Rights Finance Co. SA
     7.247%, due 12/15/11 (144A)(b)(c)...........    1,150,000     1,147,125
   Ameriquest Mortgage Securities, Inc.
    8.430%, due 02/25/33-03/25/33(b).............       29,098        16,611
    9.100%, due 02/25/33(b)......................       59,000        47,454
    8.060%, due 10/25/33(b)......................       25,000        25,037
   Asset Backed Funding Corp.
    8.400%, due 12/25/32(b)......................       19,131        19,554
    8.600%, due 12/25/32(b)......................          733           738
   Asset Backed Securities Corp.
    9.850%, due 01/15/33(b)......................       18,864         2,501
    8.610%, due 04/15/33(b)......................       23,363        23,402
   Bank One Issuance Trust 6.310%, due
     12/15/09(b).................................      334,000       334,919
   CDC Mortgage Capital Trust 9.100%, due
     10/25/33(b).................................        9,090         7,867
   Conseco Finance Securitizations Corp.
    8.480%, due 12/01/30.........................        1,529         1,531
    6.910%, due 05/01/33.........................        5,000         5,174
    7.360%, due 09/01/33.........................        4,000         4,054
    6.681%, due 12/01/33.........................      239,996       245,527
   Consumer Credit Reference Index
     Securities Program 7.365%, due
     03/22/07 (144A)(b)(c).......................      250,000       250,889
   DB Master Finance LLC 8.285%, due
     06/20/31 (144A)(c)..........................      210,000       213,752
   Green Tree Financial Corp. 7.860%, due
     03/01/30....................................      188,000       166,996
   Green Tree Home Improvement Loan Trust
     7.100%, due 01/15/21........................       10,148         9,970
   Greenpoint Manufactured Housing 8.450%,
     due 06/20/31................................      247,692       217,425
   LNR CDO, Ltd. 8.100%, due 07/24/37
     (144A)(b)(c)................................      215,000       215,269
   Madison Avenue Manufactured Housing
     Contract Trust 8.600%,
     due 03/25/32(b).............................      250,000       193,180

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - CONTINUED
     Master Asset Backed Securities Trust
       8.850%, due 12/25/32(b)................. $     50,000 $      50,539
     Merrill Lynch Mortgage Investors, Inc.
       9.850%, due 11/25/33(b).................        6,065         6,068
     Mid-State Trust 7.540%, due 02/15/36......       72,447        64,749
     Morgan Stanley ABS Capital I, Inc. 9.100%,
       due 11/25/32(b).........................        4,868         4,099
     Morgan Stanley Dean Witter Capital I, Inc.
      9.025%, due 10/25/31(b)..................       22,623        18,555
      9.100%, due 01/25/32-03/25/33(b).........      106,071        93,155
      8.650%, due 02/25/32(b)..................        6,843         4,042
      8.725%, due 05/25/32(b)..................       15,448        12,925
      9.400%, due 10/25/32(b)..................       10,247         1,840
     PF Export Receivables Master Trust
       6.436%, due 06/01/15 (144A)(c)..........      685,891       700,037
     Power Receivables Finance LLC 6.290%,
       due 01/01/12 (144A)(c)..................      800,461       805,697
     Structured Asset Investment Loan Trust
       8.350%, due 01/25/33(b).................       22,848        22,945
     Taganka Car Loan Finance Plc 6.350%, due
       11/14/13 (144A)(b)(c)...................    1,069,625     1,076,311
     TIAA Commercial Real Estate Securitization
       6.840%, due 05/22/37 (144A)(d)..........      100,000       100,766
     York Power Funding 12.000%, due
       10/30/07 (144A)*(d)(e)(f)...............       43,813             0
                                                             -------------
                                                                 6,110,703
                                                             -------------
     AUTO COMPONENTS - 0.2%
     Commercial Vehicle Group, Inc. 8.000%,
       due 07/01/13(a).........................      345,000       338,962
     Titan International, Inc. 8.000%, due
       01/15/12 (144A)(c)......................      235,000       237,644
                                                             -------------
                                                                   576,606
                                                             -------------
     AUTOMOTIVE LOANS - 0.3%
     Ford Motor Credit Co. 5.700%, due
       01/15/10................................      830,000       796,182
                                                             -------------
     BANKS - 1.1%
     ATF Bank 9.250%, due 04/12/12
       (144A)(c)...............................      455,000       462,394
     Kazkommerts International B.V. 8.000%,
       due 11/03/15 (144A)(c)..................      505,000       527,725
     Russian Standard Finance S.A. 7.500%, due
       10/07/10 (144A)(c)......................      415,000       400,994
     Sibacademfinance Plc 9.000%, due
       05/12/09 (144A)(c)......................      700,000       705,800
     Turanalem Finance B.V. 8.500%, due
       02/10/15 (144A)(c)......................      600,000       624,750
     Western Financial Bank 9.625%, due
       05/15/12................................       90,000        98,384
                                                             -------------
                                                                 2,820,047
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -----------------------------------------------------------------------
      SECURITY                                      PAR            VALUE
      DESCRIPTION                                  AMOUNT         (NOTE 2)
      -----------------------------------------------------------------------

      BEVERAGES - 0.5%
      Argentine Beverages Financial 7.375%, due
        03/22/12 (144A)(c)..................... $    555,000    $     573,037
      CIA Brasileira de Bebidas 8.750%, due
        09/15/13...............................      600,000          702,000
                                                                -------------
                                                                    1,275,037
                                                                -------------
      BUILDING MATERIALS - 1.1%
      Ainsworth Lumber Co., Ltd. 6.750%, due
        03/15/14...............................      825,000          631,125
      Builders FirstSource, Inc. 9.624%, due
        02/15/12(a)(b).........................      960,000          949,200
      C10 Capital SPV Ltd. 6.722%, due 12/01/49
        (144A)(b)(c)...........................      353,000          353,387
      U.S. Concrete, Inc. 8.375%, due
        04/01/14(a)............................      840,000          825,300
                                                                -------------
                                                                    2,759,012
                                                                -------------
      BUSINESS SERVICES - 0.0%
      Lamar Media Corp. 7.250%, due
        01/01/13...............................       80,000           81,900
                                                                -------------
      CHEMICALS - 2.1%
      Basell Finance Co. B.V. 8.100%, due
        03/15/27 (144A)(c).....................      295,000          281,725
      Crystal U.S. Holdings 3 LLC, Series B
        0.000%/10.500%, due 10/01/14(g)........    1,431,000        1,237,815
      Georgia Gulf Corp. 9.500%, due 10/15/14
        (144A)(c)..............................      975,000          955,500
      Ineos Group Holdings Plc 7.875%, due
        02/15/16 (144A)(c)(n)..................      340,000          428,474
      Kronos International Inc. 6.500%, due
        04/15/13...............................      455,000          582,406
      LPG International, Inc. 7.250%, due
        12/20/15(a)............................    1,150,000        1,161,500
      Millennium America, Inc. 9.250%, due
        06/15/08...............................       30,000           31,125
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(c)..............................      430,000          611,404
      Sterling Chemicals, Inc. 10.000%, due
        12/19/07(h)............................       27,275           26,457
                                                                -------------
                                                                    5,316,406
                                                                -------------
      COAL - 0.4%
      Adaro Finance B.V. 8.500%, due 12/08/10
        (144A)(c)..............................    1,000,000        1,025,000
                                                                -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.9%
      CS First Boston Mortgage Securities Corp.
        6.122%, due 04/15/37 (144A)(d).........       70,000           71,516
      Global Signal Trust......................
       6.376%, due 12/15/14 (144A)(c)..........      560,000          541,957
       7.036%, due 02/15/36 (144A)(c)..........      275,000          279,943
      Rural Housing Trust 6.330%, due
        04/01/26...............................        8,773            8,760

     ------------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
     Sasco Net Interest Margin Trust 1.060%,
       due 05/27/33 (144A)*(c)(i).............. $     47,105 $          15
     SBA CMBS Trust 6.904%, due 11/15/36
       (144A)(c)...............................      420,000       421,471
     Timberstar Trust 7.530%, due 10/15/36
       (144A)(c)...............................      935,000       945,592
                                                             -------------
                                                                 2,269,254
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 1.5%
     FTI Consulting, Inc. 7.750%, due 10/01/16
       (144A)(c)...............................      450,000       469,125
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(c)..........      660,000       666,600
     NCO Group, Inc. 10.244%, due 11/15/13
       (144A)(b)(c)............................    1,800,000     1,795,500
     Rural/Metro Corp. 9.875%, due
       03/15/15................................      555,000       577,200
     Service Corp. International/US 7.625%, due
       10/01/18 (144A)(a)(c)...................      180,000       191,700
                                                             -------------
                                                                 3,700,125
                                                             -------------
     COMMUNICATIONS EQUIPMENT - 0.4%
     Anixter, Inc. 5.950%, due 03/01/15........    1,164,000     1,082,520
                                                             -------------
     CONSTRUCTION & ENGINEERING - 0.5%
     Dycom Industries, Inc. 8.125%, due
       10/15/15(a).............................      930,000       967,200
     Esco Corp. 9.235%, due 12/15/13
       (144A)(b)(c)............................      325,000       331,500
                                                             -------------
                                                                 1,298,700
                                                             -------------
     CONTAINERS & PACKAGING - 0.4%
     AEP Industries, Inc. 7.875%, due 03/15/13.      452,000       458,780
     Graham Packaging Co., Inc. 9.875%, due
       10/15/14(a).............................      480,000       487,200
                                                             -------------
                                                                   945,980
                                                             -------------
     ELECTRIC UTILITIES - 0.9%
     AES Corp. 8.750%, due 06/15/08............        7,000         7,289
     Kiowa Power Partners LLC 5.737%, due
       03/30/21 (144A)(c)......................      650,000       630,790
     Mission Energy Holding Co. 13.500%, due
       07/15/08................................       30,000        33,225
     MSW Energy Holdings II LLC/MSW Energy
       Finance Co. II, Inc. 7.375%, due
       09/01/10................................      600,000       615,000
     Power Contract Financing III LLC 1.556%,
       due 02/05/10 (144A)(b)(c)...............    1,000,000       795,000
     Sierra Pacific Power Co. 8.000%, due
       06/01/08................................        5,000         5,164
     Tenaska Alabama Partners LP 7.000%, due
       06/30/21 (144A)(c)......................      145,380       145,111
     Westar Energy, Inc. 7.125%, due 08/01/09..      110,000       114,247
                                                             -------------
                                                                 2,345,826
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     ELECTRONICS - 0.1%
     Legrand S.A. 8.500%, due 02/15/25(a)...... $     20,000 $      23,100
     NXP B.V./NXP Funding LLC 7.875%, due
       10/15/14 (144A)(c)......................      240,000       249,300
                                                             -------------
                                                                   272,400
                                                             -------------
     ENERGY - 1.0%
     Copano Energy LLC 8.125%, due 03/01/16
       (144A)(a)(c)............................      250,000       260,000
     SemGroup LP 8.750%, due 11/15/15
       (144A)(c)...............................      465,000       469,650
     Southern Star Central Corp. 6.750%, due
       03/01/16................................      160,000       160,400
     Southern Union Co. 7.200%, due
       11/01/66................................      690,000       683,624
     Targa Resources, Inc. 8.500%, due
       11/01/13 (144A)(c)......................      265,000       268,313
     VeraSun Energy Corp. 9.875%, due
       12/15/12 (144A)(c)......................      500,000       532,500
     Williams Cos., Inc. 6.500%, due
       12/01/08................................       50,000        50,175
                                                             -------------
                                                                 2,424,662
                                                             -------------
     ENTERTAINMENT & LEISURE - 0.4%
     Capitol Records, Inc. 8.375%, due
       08/15/09 (144A)(d)......................       65,000        68,250
     EMI Group Plc 9.750%, due
       05/20/08(o).............................       20,000        41,089
     Lottomatica SpA 8.250%, due 03/31/66
       (144A)(c)...............................      695,000       975,928
                                                             -------------
                                                                 1,085,267
                                                             -------------
     ENVIRONMENTAL SERVICES - 0.1%
     Clean Harbors, Inc. 11.250%, due
       07/15/12................................      309,000       345,499
                                                             -------------
     FINANCIAL - DIVERSIFIED - 1.2%
     Arch Western Financial LLC 6.750%, due
       07/01/13................................       20,000        19,950
     Glencore Funding LLC 6.000%, due
       04/15/14 (144A)(c)......................    1,010,000       986,007
     Noble Group, Ltd. 6.625%, due 03/17/15
       (144A)(c)...............................    1,550,000     1,410,543
     SLM Corp. 4.000%, due
       07/25/14(a)(b)..........................      775,000       712,930
                                                             -------------
                                                                 3,129,430
                                                             -------------
     FOOD PRODUCTS - 0.1%
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08............................       10,000         7,350
     Nutro Products, Inc. 9.400%, due 10/15/13
       (144A)(b)(c)............................      320,000       332,800
                                                             -------------
                                                                   340,150
                                                             -------------

     ------------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ------------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     HCA, Inc.
      7.190%, due 11/15/15..................... $     10,000 $       8,627
      8.360%, due 04/15/24.....................       50,000        44,241
      7.690%, due 06/15/25(a)..................       50,000        41,635
      9.625%, due 11/15/16 (144A)(c)...........      455,000       490,263
     Multicare Cos., Inc. 9.000%, due
       08/01/07(e).............................      330,000         2,310
                                                             -------------
                                                                   587,076
                                                             -------------
     HOMEBUILDERS - 0.8%
     Beazer Homes USA, Inc. 8.625%, due
       05/15/11(a).............................       85,000        87,975
     K. Hovnanian Enterprises, Inc. 7.750%, due
       05/15/13(a).............................       30,000        30,075
     Meritage Homes Corp. 6.250%, due
       03/15/15(a).............................      765,000       730,575
     Urbi Desarrollos Urbanos S.A. de C.V.
       8.500%, due 04/19/16 (144A)(c)..........      485,000       526,710
     WCI Communities, Inc.
      7.875%, due 10/01/13.....................      460,000       414,000
      6.625%, due 03/15/15(a)..................      325,000       281,125
                                                             -------------
                                                                 2,070,460
                                                             -------------

     HOTELS, RESTAURANTS & LEISURE - 1.0%
     Station Casinos, Inc. 6.625%, due
       03/15/18................................      845,000       728,812
     Trump Entertainment Resorts, Inc. 8.500%,
       due 06/01/15(a).........................      825,000       825,000
     Wimar Opco LLC 9.625%, due 12/15/14
       (144A)(c)...............................    1,000,000       995,000
                                                             -------------
                                                                 2,548,812
                                                             -------------
     INDUSTRIAL-DIVERSIFIED - 0.3%
     Park - Ohio Industries, Inc. 8.375%, due
       11/15/14................................      850,000       796,875
                                                             -------------
     INSURANCE - 2.2%
     Conseco, Inc.
      9.500%, due 10/15/06*(e)(f)..............       40,000             0
      7.620%, due 08/09/07*(e)(f)..............       80,000             0
     Hanover Insurance Group, Inc. 7.625%,
       due 10/15/25(a).........................    1,085,000     1,168,194
     Kingsway America, Inc. 7.500%, due
       02/01/14................................    1,030,000     1,045,904
     Ohio Casualty Corp. 7.300%, due
       06/15/14................................      850,000       908,772
     Platinum Underwriters Finance, Inc.
       7.500%, due 06/01/17(a).................    1,305,000     1,378,719
     Presidential Life Corp. 7.875%, due
       02/15/09................................    1,155,000     1,108,800
                                                             -------------
                                                                 5,610,389
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 0.2%
      Gardner Denver, Inc. 8.000%, due
        05/01/13.............................. $    400,000 $     418,000
                                                            -------------
      MEDIA - 1.3%
      C&M Finance, Ltd. 8.100%, due 02/01/16
        (144A)(c).............................    1,340,000     1,379,494
      CanWest Media, Inc. 8.000%, due
        09/15/12..............................          879           922
      Corp. Interamericana de Entretenimiento
        S.A. 8.875%, due 06/14/15
        (144A)(c).............................    1,050,000     1,050,000
      CSC Holdings, Inc. 7.875%, due
        12/15/07..............................       47,000        47,705
      Kabel Deutschland GmbH 10.625%, due
        07/01/14 (144A)(c)....................      705,000       785,193
      Pegasus Communications Corp. 9.750%,
        due 12/01/06(f).......................       10,815           987
                                                            -------------
                                                                3,264,301
                                                            -------------
      METALS & MINING - 2.1%
      Aleris International, Inc. 9.000%, due
        12/15/14 (144A)(c)....................      355,000       359,438
      American Rock Salt Co. LLC 9.500%, due
        03/15/14..............................      280,000       289,800
      Asia Aluminum Holdings, Ltd. 8.000%, due
        12/23/11 (144A)(a)(c).................    1,105,000     1,107,762
      Compass Minerals International, Inc.
       0.000%/12.750%, due 12/15/12(g)........       60,000        59,550
      Series B 0.000%/12.000%, due
        06/01/13(g)...........................       90,000        86,175
      Doe Run Resources Corp. 11.750%, due
        11/01/08(h)...........................        8,491         8,406
      FMG Finance Property, Ltd. 10.625%, due
        09/01/16 (144A)(c)....................      370,000       398,675
      Novelis, Inc. 8.250%, due 02/15/15
        (144A)(c).............................      400,000       389,000
      Steel Dynamics, Inc. 9.500%, due
        03/15/09(a)...........................      155,000       159,844
      Vale Overseas, Ltd.
       6.250%, due 01/11/16...................      270,000       273,974
       8.250%, due 01/17/34(a)................    1,100,000     1,308,496
      Vedanta Resources Plc 6.625%, due
        02/22/10 (144A)(c)....................      840,000       830,194
      Wheeling-Pittsburgh Corp.
       6.000%, due 08/01/10...................        4,658         3,651
       5.000%, due 08/01/11...................        8,218         6,441
                                                            -------------
                                                                5,281,406
                                                            -------------
      OFFICE FURNISHING & SUPPLIES - 0.2%
      Xerox Corp.
       9.750%, due 01/15/09...................      100,000       108,500
       7.125%, due 06/15/10...................      245,000       258,475
                                                            -------------
                                                                  366,975
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS - 4.5%
      Baytex Energy, Ltd. 9.625%, due
        07/15/10(a)............................ $  1,000,000 $   1,047,500
      Complete Production Services, Inc.
        8.000%, due 12/15/16 (144A)(c).........      835,000       860,050
      Compton Petroleum Finance Corp. 7.625%,
        due 12/01/13(a)........................    1,065,000     1,033,050
      DDI Holdings A.S. 9.300%, due 01/19/12 -
        04/26/12 (144A)(c).....................    1,585,000     1,666,231
      Gazprom International S.A. 7.201%, due
        02/01/20 (144A)(c).....................    1,200,000     1,272,000
      Harvest Operations Corp. 7.875%, due
        10/15/11...............................      490,000       466,725
      Inergy LP/Inergy Finance Corp. 8.250%,
        due 03/01/16...........................      250,000       263,750
      Nakilat Inc.
       6.067%, due 12/31/33 (144A)(c)..........      410,000       408,241
       6.267%, due 12/31/33 (144A)(c)..........      500,000       496,989
      Pemex Project Funding Master Trust
       7.375%, due 12/15/14(a).................      200,000       220,700
       8.625%, due 02/01/22....................       90,000       111,465
      PetroMena AS 9.750%, due 05/24/12
        (144A)(c)(p)...........................    3,000,000       508,189
      Petroquest Energy, Inc. 10.375%, due
        05/15/12...............................      440,000       465,300
      Quicksilver Resources, Inc. 7.125%, due
        04/01/16...............................      675,000       663,188
      Seven Seas Petroleum, Inc. 12.500%, due
        05/15/05*(e)(f)........................       60,000             0
      Stone Energy Corp. 8.250%, due
        12/15/11...............................       80,000        79,000
      TNK-BP Finance S.A. 7.500%, due 07/18/16
        (144A)(c)..............................      850,000       906,312
      Williams Clayton Energy, Inc. 7.750%, due
        08/01/13...............................      890,000       825,475
      XCL, Ltd. 13.500%, due 05/01/04
        (144A)*(c)(e)(f).......................       80,000             0
      XTO Energy, Inc. 6.250%, due
        04/15/13(a)............................       30,000        30,984
                                                             -------------
                                                                11,325,149
                                                             -------------
      PAPER & FOREST PRODUCTS - 0.8%
      Abitibi Consolidated, Inc. 7.875%, due
        08/01/09(a)............................        1,000           980
      Bowater, Inc. 6.500%, due 06/15/13(a)....      950,000       871,625
      Louis No 1 Plc 8.500%, due 12/01/14
        (144A)(c)(e)...........................      790,000     1,039,018
      Louisiana-Pacific Corp. 8.875%, due
        08/15/10...............................       10,000        10,820
      Tembec Industries, Inc. 7.750%, due
        03/15/12...............................       20,000        11,800
                                                             -------------
                                                                 1,934,243
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      PHARMACEUTICALS - 0.8%
      Angiotech Pharmaceuticals, Inc. 7.750%,
        due 04/01/14 (144A)(c)................. $  1,120,000 $     980,000
      Phibro Animal Health Corp. 10.000%, due
        08/01/13 (144A)(c).....................      580,000       604,650
      Warner Chilcott Corp. 8.750%, due
        02/01/15...............................      465,000       478,950
                                                             -------------
                                                                 2,063,600
                                                             -------------
      PUBLISHING - 0.3%
      Sheridan Group, Inc. (The) 10.250%, due
        08/15/11...............................      620,000       647,900
                                                             -------------
      REAL ESTATE - 1.0%
      B.F. Saul (REIT) 7.500%, due 03/01/14....      470,000       479,987
      Crescent Real Estate Equities LP (REIT)
        9.250%, due 04/15/09...................      210,000       215,775
      Forest City Enterprises, Inc. 7.625%, due
        06/01/15...............................       60,000        61,500
      Trustreet Properties, Inc. (REIT) 7.500%,
        due 04/01/15...........................    1,075,000     1,166,375
      Ventas Realty LP/Ventas Capital Corp.
        7.125%, due 06/01/15...................      455,000       480,025
                                                             -------------
                                                                 2,403,662
                                                             -------------
      RETAIL - MULTILINE - 0.5%
      Autonation, Inc. 7.000%, due 04/15/14
        (144A)(c)..............................      410,000       415,125
      Brown Shoe Co., Inc. 8.750%, due
        05/01/12...............................      477,000       505,620
      Sally Holdings LLC 9.250%, due 11/15/14
        (144A)(c)..............................      415,000       424,856
                                                             -------------
                                                                 1,345,601
                                                             -------------
      ROAD & RAIL - 0.4%
      Greenbrier Cos., Inc. 8.375%, due
        05/15/15...............................      860,000       879,350
                                                             -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
      Chartered Semiconductor Manufacturing,
        Ltd. 6.375%, due 08/03/15..............      495,000       497,464
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.7%
      COLO.COM, Inc. 13.875%, due 03/15/10
        (144A)*(d)(e)(f).......................      181,448             0
      Colt Telecom Group Plc 7.625%, due
        12/15/09(n)............................       15,000        20,165
      Digicel, Ltd. 9.250%, due 09/01/12
        (144A)(c)..............................      960,000     1,029,600
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/01/09(a)................        8,000         8,150
      Intelsat Intermediate 0.000%/9.250%, due
        02/01/15(g)............................    1,210,000       925,650
      Mobile TeleSystems 8.375%, due 10/14/10
        (144A)(c)..............................      360,000       381,600

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
      Stratos Global Corp. 9.875%, due 02/15/13
        (144A)(c).............................. $    725,000 $     703,250
      Tele Norte Celular Participacoes S.A.
        8.000%, due 12/18/13...................      126,000       134,505
      True Move Co. Ltd. 10.750%, due 12/16/13
        (144A)(c)..............................    1,085,000     1,063,300
                                                             -------------
                                                                 4,266,220
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.0%
      Alamosa Delaware, Inc. 11.000%, due
        07/31/10...............................       90,000        97,266
                                                             -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      INVISTA, Inc. 9.250%, due 05/01/12
        (144A)(c)..............................    1,005,000     1,082,887
                                                             -------------
      TRANSPORTATION - 0.7%
      CMA CGM S.A. 7.250%, due 02/01/13
        (144A)(c)..............................      635,000       620,022
      Groupo Transportacion Ferroviaria
        Mexicana, S.A. de C.V. 9.375%, due
        05/01/12...............................      110,000       117,975
      Stena AB 7.000%, due 12/01/16............    1,000,000       955,000
      Trailer Bridge, Inc. 9.250%, due
        11/15/11...............................      100,000       103,625
                                                             -------------
                                                                 1,796,622
                                                             -------------
      UTILITIES - 1.3%
      Caithness Coso Funding Corp. 6.263%, due
        06/15/14 (144A)(c).....................      846,827       826,855
      FPL Energy American Wind LLC 6.639%,
        due 06/20/23 (144A)(c).................      660,800       681,977
      FPL Energy Wind Funding LLC 6.876%, due
        06/27/17 (144A)(c).....................      641,520       650,341
      Ormat Funding Corp. 8.250%, due
        12/30/20...............................      940,482       963,994
      Tiverton Power Associates LP/Rumford
        Power Associates LP 9.000%, due
        07/15/18 (144A)(c)(f)..................       99,337        95,860
                                                             -------------
                                                                 3,219,027
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $92,740,230)                                        93,726,433
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 43.4%
      Federal Home Loan Mortgage Corp.
       2.300%, due 01/15/17(b).................      224,463        11,375
       4.500%, due 07/01/20-04/01/35...........    3,155,574     3,009,133
       2.800%, due 03/15/21(b).................        2,969            22
       2.922%, due 06/15/30(i).................       34,084        27,364
       6.000%, due 12/01/31-10/01/35...........    4,511,197     4,298,822
       2.650%, due 03/15/32(b).................      180,341        16,370
       5.500%, due 03/15/32-01/01/35...........    2,287,452     2,069,486
       5.000%, due 05/01/34-06/01/36...........    3,806,997     3,674,995
       STRIPS 0.920%, due 06/01/31(i)..........       36,529        29,784

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      Federal National Mortgage Association
       6.375%, due 08/15/07(l)................ $  1,350,000 $   1,062,757
       6.000%, due 12/25/15-03/01/36..........    1,296,371       998,959
       5.000%, due 03/25/17-06/01/35..........    3,914,733     3,445,712
       2.350%, due 03/25/18(b)................      414,863        31,801
       4.500%, due 11/01/18-07/01/35..........    4,147,165     3,953,300
       5.500%, due 12/01/18-06/01/36..........    5,848,883     5,789,955
       3.837%, due 09/17/29(i)................       16,840        13,564
       7.500%, due 01/01/30-01/25/42..........      476,395       493,704
       7.000%, due 11/25/31-12/25/41..........        4,909         5,046
       1.750%, due 01/25/32(b)................      706,313        37,762
       2.750%, due 03/25/32(b)................      167,616        16,151
       2.650%, due 09/25/32-10/25/32(b).......      149,840        14,178
       1.650%, due 02/25/33(b)................      962,769        64,220
       6.500%, due 08/01/36...................    2,438,355     2,485,090
       STRIPS 5.500%, due 01/01/33............      486,851       113,046
      Government National Mortgage Association
       5.000%, due 10/15/18-06/15/35..........    4,639,356     4,517,965
       5.500%, due 08/15/19-11/15/36..........    8,634,157     8,604,884
       6.000%, due 02/15/24-07/15/36..........    4,154,420     4,214,438
       6.500%, due 11/15/32...................       17,079        17,552
       4.500%, due 09/15/33-03/15/36..........   12,100,386    11,427,476
      U.S. Treasury Bonds
       7.250%, due 05/15/16(a)................    1,710,000     2,033,231
       6.250%, due 08/15/23(a)................    3,060,000     3,523,067
       5.500%, due 08/15/28(a)................    3,080,000     3,328,328
       5.250%, due 11/15/28(a)................    3,270,000     3,430,181
      U.S. Treasury Inflation Index Note
       3.500%, due 01/15/11(a)................    1,473,302     1,534,192
       3.375%, due 01/15/12...................    2,262,809     2,363,133
       3.000%, due 07/15/12...................    3,015,121     3,103,811
       1.875%, due 07/15/15(a)................    5,304,333     5,084,909
       2.000%, due 01/15/16...................    1,205,477     1,164,322
       2.500%, due 07/15/16(a)................    1,999,560     2,015,339
      U.S. Treasury Notes
       4.000%, due 08/31/07-02/15/15(a).......    2,440,000     2,396,580
       4.875%, due 02/15/12(a)................      745,000       752,043
       4.125%, due 05/15/15(a)................      900,000       864,457
       3.750%, due 03/31/07(a)................    4,215,000     4,202,490
       4.625%, due 11/15/09(a)................    2,000,000     1,994,376
       4.375%, due 12/15/10(a)................    2,200,000     2,175,338
       4.250%, due 01/15/11(a)................    2,100,000     2,065,877
       5.000%, due 02/15/11(a)................    4,200,000     4,253,816
      U.S. Treasury STRIPS
       4.215%, due 08/15/10(a)(i).............    1,000,000       845,421
       3.771%, due 05/15/13(i)................    1,500,000     1,117,038
       3.808%, due 11/15/13(a)(i).............    2,080,000     1,513,543
                                                            -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $111,488,027)                                     110,206,403
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                PAR AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      CONVERTIBLE BONDS - 0.0%
      SOFTWARE - 0.0%
      Cybernet Internet Services International,
        Inc. 13.000%, due 08/15/09
        (144A)*(d)(e)(f)
        (Cost - $440,050)...................... $    440,000 $           0
                                                             -------------

      MUNICIPALS - 1.2%
      IOWA - 0.5%
      Tobacco Settlement Authority, IO Tobacco
        Settlements Asset-Backed Bonds
        5.600%, due 06/01/35...................    1,130,000     1,222,332
                                                             -------------
      LOUISIANA - 0.1%
      Tobacco Settlement Funding Corp.
        5.875%, due 05/15/39...................      300,000       322,704
                                                             -------------
      NEW JERSEY - 0.4%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc., Project
        6.250%, due 09/15/29...................      430,000       446,030
      Tobacco Settlement Financing Corp., NJ
        Tobacco Settlement Asset-Backed
        Bonds 7.000%, due 06/01/41.............      440,000       510,176
                                                             -------------
                                                                   956,206
                                                             -------------
      TEXAS - 0.1%
      City of San Antonio TX Electric & Gas
        1.000%, due 02/01/19 (144A)(c).........      210,000       283,979
                                                             -------------
      WASHINGTON - 0.1%
      Tobacco Settlement Authority, WA
        Tobacco Settlement Asset-Backed
        Bonds 6.625%, due 06/01/32.............      220,000       244,086
                                                             -------------
      Total Municipals
      (Cost $2,418,473)                                          3,029,307
                                                             -------------

      FOREIGN BONDS & DEBT SECURITIES - 6.4%
      BRAZIL - 0.2%
      Banco Nacional de Desenvolvimento
        Economico e Social 8.000%, due
        04/28/10(j)(k).........................  780,000,000       587,662
                                                             -------------
      CANADA - 1.0%
      Government of Canada 5.500%, due
        06/01/10(m)............................      330,000       296,700
      Province of Ontario 5.500%,
        due 04/23/13(l)........................    3,000,000     2,254,711
                                                             -------------
                                                                 2,551,411
                                                             -------------
      COLOMBIA - 0.5%
      Republic of Colombia
       9.750%, due 04/23/09-04/09/11...........      989,171     1,078,446
       10.750%, due 01/15/13...................      235,000       291,988
                                                             -------------
                                                                 1,370,434
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      MEXICO - 0.0%
      United Mexican States 7.500%, due
        01/14/12(a)........................... $     84,000 $      92,274
                                                            -------------
      NETHERLANDS - 0.1%
      Kingdom of the Netherlands 5.000%, due
        07/15/12(n)...........................      130,000       180,443
                                                            -------------
      NORWAY - 1.3%
      Government of Norway
       6.750%, due 01/15/07(p)................    8,045,000     1,293,025
       5.500%, due 05/15/09(p)................    2,200,000       362,159
       6.000%, due 05/16/11(p)................    9,460,000     1,615,055
                                                            -------------
                                                                3,270,239
                                                            -------------
      PERU - 0.1%
      Republic of Peru
       5.000%, due 03/07/17
         (144A)(b)(c).........................      201,400       200,896
       FLIRB Bonds 5.000%, due
         03/07/17(b)..........................      110,400       110,124
                                                            -------------
                                                                  311,020
                                                            -------------
      RUSSIA - 0.6%
      Russian Federation
       8.250%, due 03/31/10...................       46,668        48,903
       5.000%, due 03/31/30 (144A)(c).........    1,197,500     1,357,665
                                                            -------------
                                                                1,406,568
                                                            -------------
      SWEDEN - 1.7%
      Kingdom of Sweden
       5.250%, due 03/15/11(q)................   14,240,000     2,197,274
       5.500%, due 10/08/12(q)................   12,740,000     2,021,533
                                                            -------------
                                                                4,218,807
                                                            -------------
      UKRAINIAN SSR - 0.0%
      Republic of Ukraine 11.000%, due
        03/15/07..............................        8,869         8,978
                                                            -------------
      UNITED KINGDOM - 0.9%
      United Kingdom Treasury Bond 4.750%,
        due 06/07/10(o).......................    1,190,000     2,306,319
                                                            -------------
      Total Foreign Bonds & Debt Securities
      (Cost $14,004,398)                                       16,304,155
                                                            -------------

      ESCROWED SHARES - 0.0%
      Vlasic Foods International, Inc. 0.000%,
        due 01/01/49(e)
        (Cost - $0)...........................      190,660         6,902
                                                            -------------

      LOAN PARTICIPATION - 0.0%
      UNITED STATES - 0.0%
      Olympus Cable Holdings LLC (First Union
        Securities, Inc. / The Bank of Nova
        Scotia) 8.500%, due 09/30/10
        (144A)(c) (Cost - $31,605)............       36,164        35,331
                                                            -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 0.3%
         AIRLINES - 0.0%
         UAL Corp.*(a).......................         527 $      23,188
         US Airways Group, Inc. - Class A(e).          25             0
                                                          -------------
                                                                 23,188
                                                          -------------
         BUILDING PRODUCTS - 0.0%
         Owens Corning Inc.*(a)..............       2,967        88,713
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.0%
         Loewen Group, Inc.(e)...............      20,000             2
                                                          -------------
         FINANCIAL-DIVERSIFIED - 0.0%
         Leucadia National Corp.(a)..........          26           733
         Outsourcing Solutions, Inc.(e)......         270         1,147
                                                          -------------
                                                                  1,880
                                                          -------------
         FOOD PRODUCTS - 0.0%
         Archibald Candy Corp.(d)(e).........         308           878
         Aurora Foods, Inc.(e)...............       2,833             0
         Premium Standard Farms, Inc.........       3,194        59,312
                                                          -------------
                                                                 60,190
                                                          -------------
         INDUSTRIALS - 0.0%
         Polymer Group, Inc. - Class A*(a)...         136         3,475
                                                          -------------
         INSURANCE - 0.1%
         Conseco, Inc.*(a)...................       5,666       113,207
                                                          -------------
         IT CONSULTING & SERVICES - 0.0%
         Comdisco Holding Co., Inc...........          83           980
                                                          -------------
         MEDIA - 0.0%
         KNOLOGY, Inc.*(a)...................          49           521
                                                          -------------
         OIL & GAS - 0.0%
         New XCL-China LLC - Class C(e)......          79        11,123
         Sterling Chemicals, Inc.*...........          35           446
         York Research (144A)(d)(e)..........         337             0
                                                          -------------
                                                                 11,569
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
         Cincinnati Bell, Inc.*..............          35           160
         Covad Communications Group, Inc.*(a)          10            14
         Ionex Communications, Inc.
           (144A)(d)(e)......................         176             0
                                                          -------------
                                                                    174
                                                          -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
         Dobson Communications Corp. -
           Class A*(144A)(c).................      15,125       131,739
         iPCS, Inc. *........................       5,531       306,196
         USA Mobility, Inc.(a)...............           4            89
                                                          -------------
                                                                438,024
                                                          -------------
         Total Common Stocks
         (Cost $740,945)                                        741,923
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                                      VALUE
    DESCRIPTION                                       SHARES     (NOTE 2)
    ------------------------------------------------------------------------

    PREFERRED STOCKS - 0.0%
    AIRLINES - 0.0%
    US Airways Group, Inc. - Class A(e)..............      16  $           0
                                                               -------------
    MEDIA - 0.0%
    PTV, Inc., Series A 10.000%, due 01/10/23........       1              4
                                                               -------------
    Total Preferred Stocks
    (Cost - $0)                                                            4
                                                               -------------

    CONVERTIBLE PREFERRED STOCKS - 0.0%
    METALS & MINING - 0.0%
    LTV Corp. 8.250% (144A)(d)(e)....................   7,000              0
                                                               -------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
    Dobson Communications Corp. 6.000%, due
      08/19/16 (144A)(c).............................     259         49,566
                                                               -------------
    Total Convertible Preferred Stocks
    (Cost $400,049)                                                   49,566
                                                               -------------

    RIGHT - 0.0%

    FOREIGN GOVERNMENT - 0.0%
    United Mexican States 0.000%, due 06/30/07
      (Cost - $0).................................... 250,000          3,625
                                                               -------------

    WARRANTS - 0.1%
    AIRLINES - 0.0%
    US Airways Group, Inc. - Class A1 Expire
      4/01/10(e).....................................      16              0
                                                               -------------
    COMMERCIAL SERVICES & SUPPLIES - 0.0%
    AGY Holding Corp., Non-Expiring*(e)..............      27              0
    MDP Acquisitions Plc Corp. Expire
      10/01/13*(144A)(c).............................      42            672
                                                               -------------
                                                                         672
                                                               -------------
    COMMUNICATIONS EQUIPMENT & SERVICES - 0.1%
    American Tower Corp., Expire
      8/1/08*(144A)(c)...............................     140         73,755
    COLO.COM, Inc., Expire
      3/15/10*(144A)(d)(e)...........................     220              0
    KMC Telecom Holdings, Inc., Expire
      1/31/08*(144A)(d)(e)...........................     250              0
    Startec Global Communications Corp., Expire
      5/15/08*(e)....................................     170              0
                                                               -------------
                                                                      73,755
                                                               -------------

    FINANCIAL-DIVERSIFIED - 0.0%
    ContiFinancial Corp., Liquidating Trust, Units of
      Interest (Represents interest in a trust in the
      liquidation of ContiFinancial Corp. and its
      affiliates)*(e)................................ 845,262          1,056
    Mediq Inc., Expire 6/1/09*
      (144A)(d)(e)...................................     110              0
                                                               -------------
                                                                       1,056
                                                               -------------

     ----------------------------------------------------------------------
     SECURITY                                     SHARES/PAR     VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - 0.0%
     TravelCenters of America, Inc., Expire
       5/1/09*(144A)(d)(e)......................          750 $       4,125
                                                              -------------
     FOREIGN GOVERNMENT - 0.0%
     Republic of Venezuela, Expire 4/15/20
       expires 04/15/20*........................        1,700        56,950
                                                              -------------
     HOTELS, RESTAURANTS & LEISURE - 0.0%
     Mikohn Gaming Corp., Expire
       8/15/08*(e)..............................           70             1
                                                              -------------
     INDUSTRIAL-DIVERSIFIED - 0.0%
     Dayton Superior Corp., Expire
       6/15/09*(144A)(d)(e).....................          210             0
     Solutia, Inc., Expire 7/15/09
       (144A)(d)(e).............................           18             0
                                                              -------------
                                                                          0
                                                              -------------
     MEDIA - 0.0%
     KNOLOGY Holdings, Inc., Expire
       10/15/07*(144A)(d)(e)....................          215             0
     XM Satellite Radio Holdings, Inc., Expire
       3/15/10*(144A)(d)(e).....................          100         6,451
                                                              -------------
                                                                      6,451
                                                              -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.0%
     UbiquiTel, Inc., Expire
       4/15/10*(144A)(d)(e).....................          310             3
                                                              -------------
     TRANSPORTATION INFRASTRUCTURE - 0.0%
     Atlantic Express Transportation Corp.
       Expire 4/15/08*..........................          525         1,050
                                                              -------------
     Total Warrants
     (Cost $75,459)                                                 144,063
                                                              -------------
     SHORT-TERM INVESTMENT - 8.0%
     State Street Bank and Trust Co., Repurchase
       Agreement dated 12/29/06 at 3.400% to
       be repurchased at $20,346,684 on
       01/02/07 collateralized by $20,670,000
       FNMA at 5.200% due 11/20/09 with a
       value of $20,747,513.
       (Cost - $20,339,000)..................... $ 20,339,000    20,339,000
                                                              -------------

     TOTAL INVESTMENTS - 96.4%
     (Cost $242,678,236)                                        244,586,712

     Other Assets and Liabilities (net) - 3.6%                    9,227,712
                                                              -------------

     TOTAL NET ASSETS - 100.0%                                $ 253,814,424
                                                              =============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(a) All or a portion of the security was out on loan. As of December 31, 2006, the market value of the securities loaned was $52,800,582 and the collateral received consisted of cash in the amount of $53,886,603.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


(b) Variable or floating rate security. The stated rate represents the rate at December 31, 2006

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $51,458,944 of net assets.

(d) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $251,989 of net assets.

(e) Security valued in good faith at fair value as determined by or under the direction of the Board of Trustees.

(f) Security is in default and/or issuer is in bankruptcy.

(g) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(h) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i) Zero coupon bond - Interest rate represents current yield to maturity.

(j) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(k) Par shown in Italian Lira, Issue has not redenominated into Euro dollars.

(l) Par shown in Australia Dollar. Value is shown in USD.

(m) Par shown in Canadian Dollar. Value is shown in USD.

(n) Par shown in Euro. Value is shown in USD.

(o) Par shown in Pound Sterling. Value is shown in USD.

(p) Par shown in Norwegian Krone. Value is shown in USD.

(q) Par shown in Swedish Krona. Value is shown in USD.

ADR - American Depositary Receipts

FNMA - Federal National Mortgage Association

The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at December 31, 2006, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        50.52%
                  A                                        1.25%
                  BBB                                      7.59%
                  BB                                      11.51%
                  B                                       17.15%
                  Below B                                  2.29%
                  Equities/Other                           9.69%
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


                                                                                              ACQUISITION
                                                                                               COST AS A             VALUE AS A
                                                                     ACQUISITION ACQUISITION PERCENTAGE OF          PERCENTAGE OF
ILLIQUID AND RESTRICTED SECURITIES                                      DATES       COST      NET ASSETS    VALUE    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Archibald Candy Corp.                                                11/1/2002   $      514      0.00%     $    878     0.00%
---------------------------------------------------------------------------------------------------------------------------------
Capitol Records, Inc. 8.375%, due 08/15/09                           4/15/2003       59,638      0.03        68,250     0.03
---------------------------------------------------------------------------------------------------------------------------------
                                                                     3/3/2000
                                                                     4/7/2000
COLO COM, Inc Expire 3/15/10                                         6/15/2000       13,705      0.01            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                     3/3/2000
                                                                     4/7/2000
COLO COM, Inc. 13.875%, due 03/15/10                                 6/15/2000      173,257      0.08            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp. 6.122%, due 04/15/37       6/4/2002        55,773      0.02        71,516     0.03
---------------------------------------------------------------------------------------------------------------------------------
Cybernet Internet Services International, Inc. 13.000%, due 08/15/09 8/19/1999      314,639      0.14            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                     6/9/2000
                                                                     7/18/2000
Dayton Superior Corp., Expire 6/15/09                                12/15/2000       4,026      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
lonex Communications, Inc.                                           1/26/2005        1,948      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                     1/26/1998
KMC Telecom Holdings, Inc., Expire 1/31/08                           2/5/1998         4,392      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
KNOLOGY Holdings, Inc., Expire 10/15/07                              10/16/1997         405      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
LTV Corp. 8.250%                                                     11/12/1999     355,250      0.15            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Mediq Inc. Expire 6/1/09                                             11/9/1998        9,369      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
Solutia, Inc., Expire 7/15/09                                        1/13/2003           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37      5/7/2002        77,415      0.03       100,766     0.04
---------------------------------------------------------------------------------------------------------------------------------
TravelCenters of America, Inc., Expire 5/1/09                        2/26/2001            8      0.00         4,125     0.00
---------------------------------------------------------------------------------------------------------------------------------
Ubiqui Tel, Inc., Expire 4/15/10                                     4/4/2000        21,336      0.01             3     0.00
---------------------------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., Expire 3/15/10                    3/10/2000       14,255      0.01         6,451     0.00
---------------------------------------------------------------------------------------------------------------------------------
York Research                                                        1/22/2003           --      0.00            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
York Research Funding 12.000%, due 10/30/07                          4/7/1999        45,942      0.02            --     0.00
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 $1,151,872      0.50%     $251,989     0.10%
                                                                                 ------------------------------------------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


PIONEER STRATEGIC INCOME PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $224,247,712
   Repurchase Agreement                                                    20,339,000
   Cash                                                                           956
   Cash denominated in foreign currencies**                                 6,464,051
   Collateral on securities on loan                                        53,886,603
   Receivable for investments sold                                                273
   Receivable for Trust shares sold                                           195,696
   Dividends receivable                                                           192
   Interest receivable                                                      3,076,902
   Unrealized appreciation on forward currency contracts (Note 8)              19,556
                                                                         ------------
     Total assets                                                         308,230,941
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     39,264
     Unrealized depreciation on forward currency contracts (Note 8)           142,132
     Collateral on securities on loan                                      53,886,603
     Investment advisory fee payable (Note 3)                                 148,005
     Administration fee payable                                                 2,598
     Custodian and accounting fees payable                                     13,968
   Accrued expenses                                                           183,947
                                                                         ------------
     Total liabilities                                                     54,416,517
                                                                         ------------
NET ASSETS                                                               $253,814,424
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $278,368,053
   Distributions in excess of net realized gain                           (28,318,111)
   Unrealized appreciation on investments and foreign currency              1,866,842
   Undistributed net investment income                                      1,897,640
                                                                         ------------
     Total                                                               $253,814,424
                                                                         ============
NET ASSETS
   Class A                                                               $253,814,424
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 26,825,628
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       9.46
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $222,339,236
**Cost of cash denominated in foreign currencies                            6,400,186

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                                 Period Ended        Year Ended
                                                                              December 31, 2006*  October 31, 2006
-                                                                             ------------------  ----------------

PIONEER STRATEGIC INCOME PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                                      $      452       $    73,223
   Interest (2)                                                                        2,246,089        12,947,250
                                                                              ------------------  ----------------
       Total investment income                                                         2,246,541        13,020,473
                                                                              ------------------  ----------------
EXPENSES:
   Investment advisory fee (Note 3)                                                      288,983         1,565,645
   Administration fees                                                                     5,187             9,479
   Custody and accounting fees                                                            21,571            98,762
   Transfer agent fees                                                                     1,998            10,510
   Audit                                                                                  24,600            25,392
   Legal                                                                                   3,342            43,721
   Trustee fees and expenses                                                                  --            18,433
   Shareholder reporting                                                                   2,888           108,834
   Insurance                                                                               2,000            29,159
   Organizational expense                                                                  1,337                --
   Other                                                                                     501             2,363
                                                                              ------------------  ----------------
   Total expenses                                                                        352,407         1,912,298
                                                                              ------------------  ----------------
   Net investment income                                                               1,894,134        11,108,175
                                                                              ------------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain on:
       Investments                                                                       835,153           838,455
       Foreign currency                                                                   16,609            44,503
                                                                              ------------------  ----------------
          Net realized gain on investments and foreign currency                          851,762           882,958
                                                                              ------------------  ----------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                                       146,921         2,634,889
       Foreign currency                                                                 (115,596)          (69,741)
                                                                              ------------------  ----------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                                           31,325         2,565,148
                                                                              ------------------  ----------------
   Net realized and unrealized gain on investments and foreign
       currency                                                                          883,087         3,448,106
                                                                              ------------------  ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $2,777,221       $14,556,281
                                                                              ==================  ================

-------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                    $       --       $         7
(2)Interest income includes net security lending income of:                                   --            38,167
* For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006


PIONEER STRATEGIC INCOME PORTFOLIO
                                                                         Period Ended   Year Ended    Year Ended
                                                                         December 31,   October 31,   October 31,
                                                                            2006*          2006          2005
                                                                         ------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  1,894,134  $ 11,108,175  $  8,005,619
   Net realized gain on investments and foreign currency                      851,762       882,958     2,443,475
   Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                        31,325     2,565,148    (4,494,743)
                                                                         ------------  ------------  ------------
   Net increase in net assets resulting from operations                     2,777,221    14,556,281     5,954,351
                                                                         ------------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                              (11,694,618)   (8,052,523)    7,620,245
                                                                         ------------  ------------  ------------
   Net decrease in net assets resulting from distributions                (11,694,618)   (8,052,523)    7,620,245
                                                                         ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               11,403,672    69,977,588    79,604,243
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               11,694,618     8,052,523     7,620,245
   Cost of shares repurchased
     Class A                                                               (3,301,462)  (28,047,489)   (6,091,546)
                                                                         ------------  ------------  ------------
   Net increase in net assets from capital share transactions              19,796,828    49,982,622    81,132,942
                                                                         ------------  ------------  ------------
TOTAL INCREASE IN NET ASSETS                                               10,879,431    56,486,380    79,467,048
   Net assets at beginning of period                                      242,934,993   186,448,613   106,981,565
                                                                         ------------  ------------  ------------
   Net assets at end of period                                           $253,814,424  $242,934,993  $186,448,613
                                                                         ============  ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  1,897,640  $ 11,566,759  $  7,361,416
                                                                         ============  ============  ============

*  For the period November 1, 2006 through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                           CLASS A
PIONEER STRATEGIC INCOME PORTFOLIO                           ----------------------------------------------------------------
                                                             PERIOD ENDED            FOR THE YEARS ENDED OCTOBER 31,(D)
                                                             DECEMBER 31,  --------------------------------------------------
                                                               2006(D)        2006       2005      2004++     2003++     2002++
                                                             ------------  ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 9.81     $ 9.56     $ 9.73     $ 9.53     $ 8.94     $ 9.94
                                                                ------     ------     ------     ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.07 (a)   0.49 (a)   0.53 (a)   0.57 (a)   0.63 (a)   1.14 (c)
Net Realized/Unrealized Gain (Loss) on Investments..........      0.04       0.15      (0.04)      0.48 (a)   1.04 (a)  (0.94)(c)
                                                                ------     ------     ------     ------     ------     ------
Total from Investment Operations............................      0.11       0.64       0.49       1.05       1.67       0.20
                                                                ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................     (0.46)     (0.39)     (0.66)     (0.85)     (1.08)     (1.20)
Distributions from Net Realized Capital Gains...............        --         --         --         --         --         --
                                                                ------     ------     ------     ------     ------     ------
Total Distributions.........................................     (0.46)     (0.39)     (0.66)     (0.85)     (1.08)     (1.20)
                                                                ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD..............................    $ 9.46     $ 9.81     $ 9.56     $ 9.73     $ 9.53     $ 8.94
                                                                ======     ======     ======     ======     ======     ======
TOTAL RETURN                                                      1.10%      6.95%      5.17%     11.66%     20.56%      2.00%
Ratio of Expenses to Average Net Assets.....................      0.85%*     0.88%      0.86%      0.90%(b)   1.00%      0.93%
Ratio of Expenses to Average Net Assets Before Reimbursement
  and Rebates...............................................      0.85%*     0.88%       N/A        N/A        N/A        N/A
Ratio of Net Investment Income to Average Net Assets........      4.56%*     5.13%      5.58%      6.19%      7.05%      8.24%(c)
Portfolio Turnover Rate.....................................       6.4%      33.0%      37.0%      56.0%     141.0%     208.0%
Net Assets, End of Period (in millions).....................     253.8        243        186        107        100         97

*  Annualized
N/A Not Applicable
(a) Per share amount based on average shares outstanding during the period.
(b) The investment manager waived a portion of its management fee for the period.
(c) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended
    October 31, 2002, these amount would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets respectively.
(d) Fiscal Year End changed on November 1, 2006 from October 31 to December 31. ++ Audited by other Independent Registered Public Accounting Firm.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Pioneer Strategic Income Portfolio (formerly a separate series of The Travelers Series Trust ("TST")- Pioneer Strategic Income Portfolio). On May 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the TST Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

On May 24, 2006, the Board of Trustees of the Trust approved the change of the fiscal year end from October 31 to December 31. The Portfolio's change of the fiscal year end became effective on November 1, 2006.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                Expiring   Expiring   Expiring   Expiring
Portfolio                             Total    12/31/2007 12/31/2008 12/31/2009 12/31/2010
---------                          ----------- ---------- ---------- ---------- -----------

Pioneer Strategic Income Portfolio $27,677,097 $3,523,658 $3,076,895 $7,414,445 $13,662,099

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance business for $11.8 billion. The sale also included TIC's affiliated investment advisers, Travelers Asset Management International Company LLC and Travelers Investment Adviser, Inc., which served as the investment advisers to the Portfolio.

On May 1, 2006, the Portfolio, a series of The Travelers Series Trust, was reorganized into the Portfolio, a series of Met Investors Series Trust. The Portfolio acquired capital losses of $28,401,723. The losses incurred by the Portfolio are subject to an annual limitation of $6,843,272.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

J. STRIPPED SECURITIES - The Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs'.

K. CREDIT AND MARKET RISK - The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

L. LOAN PARTICIPATIONS - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Pioneer Investment Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                   for the period ended
Portfolio                           December 31, 2006   % per annum    Average Daily Assets
---------                          -------------------- ----------- ---------------------------

Pioneer Strategic Income Portfolio       $288,983          0.75%    First $75 Million

                                                           0.70%    $75 Million to $150 Million

                                                           0.65%    Over $150 Million

Prior to May 1, 2006, Travelers Asset Management International Company LLC managed the investment operations of the Portfolio pursuant to a management agreement entered into by The Travelers Series Trust on behalf of the Portfolio. In addition, The Travelers Insurance Company acted as administrator to the Portfolio.

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                Maximum Expense Ratio
                                                under current Expense
                                                Limitation Agreement
                                               ---------------------
          Portfolio                            Class A Class B Class E
          ---------                            ------- ------- -------

          Pioneer Strategic Income Portfolio**  1.25%   1.50%*  1.40%*

* Classes not offered during the period.
** Prior to May 1, 2006, the maximum expense ratios for the Pioneer Strategic Income Portfolio were 1.50%, 1.75%, and 1.65% for Class A, B and E, respectively.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                          Shares Issued
                                                             Through                Net Increase
                                   Beginning                Dividend      Shares     in Shares     Ending
                                    Shares    Shares Sold Reinvestment  Repurchased Outstanding    Shares
-                                  ---------- ----------- ------------- ----------- ------------ ----------

Pioneer Strategic Income Portfolio

Class A

11/01/2006 - 12/31/2006            24,768,301  1,154,973    1,236,218     (333,864)  2,057,327   26,825,628

11/01/2005 - 10/31/2006            19,495,007  7,350,719      866,796   (2,944,221)  5,273,294   24,768,301

11/01/2004 - 10/31/2005            10,995,568  8,316,413      814,129     (631,103)  8,499,439   19,495,007

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                             Purchases                        Sales
                                   ------------------------------ ------------------------------
                                   U.S. Government Non-Government U.S. Government Non-Government
                                   --------------- -------------- --------------- --------------

Pioneer Strategic Income Portfolio   $2,655,625     $13,534,093     $4,222,863     $10,015,725

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                          ------------ ------------ -------------- --------------

Pioneer Strategic Income Portfolio $243,439,072  $6,202,862   $(5,055,223)    $1,147,639

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

           Pioneer Strategic Income Portfolio $52,800,582 $53,886,603

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006, October 31, 2006 and 2005 were as follows:

                                            Ordinary Income          Long-Term Capital Gain               Total
                                   --------------------------------- ---------------------- ---------------------------------
                                      2006*      2006**      2005    2006*   2006**   2005     2006       2006**      2005
                                   ----------- ---------- ---------- -----   ------   ----  ----------- ---------- ----------

Pioneer Strategic Income Portfolio $11,694,618 $8,052,523 $7,620,245  $--     $--     $--   $11,694,618 $8,052,523 $7,620,245

*  For the period November 1, 2006 through December 31, 2006
** For the year October 31, 2006

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                   Undistributed Undistributed     Net
                                     Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                      Income         Gain      Appreciation   and Deferrals        Total
                                   ------------- ------------- ------------ ------------------ ------------

Pioneer Strategic Income Portfolio  $1,894,886        $--       $1,228,582     $(27,677,097)   $(24,553,629)

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


8. FORWARD FOREIGN CURRENCY CONTRACTS

Pioneer Strategic Income Portfolio

Forward Foreign Currency Contracts to Buy:

                                     In Exchange     Value at      Net Unrealized
Settlement Date Contracts to Deliver for U.S. $  December 31, 2006  Depreciation
--------------- -------------------- ----------- ----------------- --------------

  02/13/2007      763,735,000  JPY   $6,557,303     $6,454,348       $(102,955)
                                                                     ---------

                                                                     $(102,955)
                                                                     =========

Forward Foreign Currency Contracts to Sell:

                                                               Net Unrealized
                                        In Exchange  Value at  Appreciation/
   Settlement Date Contracts to Deliver  for US $    06/30/06  (Depreciation)
   --------------- -------------------- ----------- ---------- --------------

     02/06/2007       2,265,000  AUD    $1,748,988  $1,783,550    $(34,562)

     01/08/2007         975,000  EUR     1,301,259   1,287,122      14,137

     01/08/2007         430,000  EUR       573,073     567,654       5,419

     01/16/2007       1,190,000  GBP     2,326,426   2,331,041      (4,615)
                                                                  --------

                                                                  $(19,620)
                                                                  ========

AUD - Australian Dollar
AUD - Australian Dollar
EUR - Euro
GBP - Great Britain Pound
JPY - Japanese Yen

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Pioneer Strategic Income Portfolio of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Portfolio"), as of December 31, 2006, and the related statements of operations for the period from November 1, 2006 to December 31, 2006 and the year ended October 31, 2006 and the statements of changes in net assets and the financial highlights for the period from November 1, 2006 to December 31, 2006 and each of the two years in the period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the period from November 1, 2006 to December 31, 2006 and the year ended October 31, 2006 and the changes in its net assets and the financial highlights for the period from November 1, 2006 to December 31, 2006 and each of the two years in the period ended October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen   Other Directorships
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**   Held by Trustee
---------------------     ------------- -------------- ---------------------------------------- ------------ --------------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89      None
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
                                         From          Administration and Dean Emeritus,                     Education Group,
                                         December      Marshall School of Business, University               Ivax Diagnostics and
                                         2000 to       of Southern California (USC); from                    Los Angeles
                                         present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                       for Telecommunications Management.                    Trustee, The Rose
                                                                                                             Hills Foundation.
                                                                                                             Member, Army
                                                                                                             Science Board.

Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                         From          2003, Managing Director, Dresdner                     Scholl Asset
                                         December      RCM Global Investors.                                 Management;
                                         2000 to                                                             Investment
                                         present.                                                            Committee Member
                                                                                                             of City College of
                                                                                                             San Francisco.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                      Number of
                                                                                                      Portfolios
                                                                                                       in Fund
                            Position(s)   Term of Office                                               Complex
                             Held with    and Length of            Principal Occupation(s)             overseen
Name, Age and Address        the Trust     Time Served               During Past 5 Years             by Trustee**
---------------------      -------------- -------------- ------------------------------------------- ------------
The Executive Officers
----------------------
Jeffrey A. Tupper (36)     Chief           From August   Since February 2001, Assistant Vice             N/A
                           Financial       2002 to       President of MetLife Investors Insurance
                           Officer,        present       Company; from 1997 to January 2001,
                           Treasurer                     Vice President of PIMCO Advisors L.P.
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice             N/A
                           President       2006 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)
Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife           N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met Investors
                                           present.      Advisory LLC; since January 2001, Senior
                                                         Vice President, General Counsel and
                                                         Secretary of MetLife Investors Group, Inc.;
                                                         since November 2000, Vice President,
                                                         General Counsel and Secretary of Met
                                                         Investors Advisory LLC; from 1998 to
                                                         November 2000, President, Security First
                                                         Group, Inc.
Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,               N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers
----------------------
Jeffrey A. Tupper (36)             N/A



Michael K. Farrell (54)            N/A











Richard C. Pearson (63)            N/A










Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                          MET INVESTORS SERIES TRUST


                                  RCM Global
                             Technology Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MANAGEMENT'S PERFORMANCE REVIEW

For the twelve month period ending in December 31, 2006, the RCM Global Technology Portfolio, Class A shares returned 5.48%. The Portfolio underperformed the Goldman Sachs Technology Index/1/, which returned 8.98% and the broad market, as defined as the S&P 500(R) Index, which increased by 15.79%.

ASSET CLASS OVERVIEW

With regards to market cap, the Portfolio is primarily overweight small and mid cap stocks, with more than one-third positioned in companies with a market cap $20 billion or greater. The performance disparity between small and large cap stocks was relatively close in 2006, despite a strong start to 2006 for small caps. In sharp contrast, however, the disparity between value and growth styles remained substantial. During 2006, value styles significantly outpaced growth styles regardless of market cap size. In large cap, value stocks (Russell 1000(R) Value Index/2/) outperformed growth issues (Russell 1000(R) Growth Index/3/) by 13.2% in 2006. This was the largest disparity among styles since the 2001 recession.

PORTFOLIO REVIEW

WHAT HELPED PERFORMANCE DURING THE YEAR:

..   Stock selection helped performance, particularly in Internet Software &
    Services and Consumer Services, with continued strength from some of our larger positions including TenCent, Research in Motion, Ctrip, and Nintendo.
..   Several stocks that had not performed well for the year rebounded in
    December, such as Red Hat, which reported very solid revenues, EPS and cash flows beating expectations for the fourth quarter 2006.
..   The acquisitions of Mercury Interactive and Freescale Semiconductor
    produced positive results for the Portfolio.
..   An overweight in semiconductors was the largest positive contributor from a sector allocation perspective.

WHAT HURT PERFORMANCE DURING THE YEAR:

..   Our largest negative contributors to performance were from companies that reported earnings or orders that did not meet expectations including Form Factor, Yahoo, Marvell, eBay, and Comverse. As a result, we have terminated positions in Yahoo and eBay from the Portfolio and reduced our semiconductor weightings.
..   We have sold most of our energy technology stocks with the exception of our solar energy holdings. The small residual solar positions had a modest negative impact on the Portfolio.

PORTFOLIO POSITIONING AND OUTLOOK

The technology market has been trending down since the middle of November as investors are concerned about a slowing economy and its effect on capital spending. Already, the semiconductor industry has seen the beginning of an inventory correction, and this seems to be taking longer than expected because of weakness in end-demand. The consumer is clearly being more selective about what they are buying and price is more important in such sectors as LCD TV's, cell phones, and video games. It is hard to find "high growth" sales companies any more in technology, and the best stocks in 2006 were "turn around" stories with little sales growth but margin improvement. We continue to search for high growth companies as well as the "turn arounds", but the mix of the Portfolio has always been towards growth.

We have seen multiple compression toward a market multiple, and there is no longer much premium for the higher growth companies. We believe that is because there is uncertainty about the economy in 2007 and about how high interest rates might go. As that uncertainty is relieved and if the growth continues for our companies, we expect the premium for growth should return and that should favor our stocks.

As we look ahead, we see several exciting product cycles that are beginning in 2007. There is a new PC software cycle focused around distributed media and collaboration, a new game cycle led by expanding the potential market with the innovative products of Nintendo, and the maturing of the portable internet with new data oriented devices. We believe there are plenty of attractive products for consumers and business to buy and use, and this leads us to feel optimistic about the prospects for our stocks in 2007.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

/1/The Goldman Sachs Technology Index is a capitalization-weighted index considered representative of the technology industry. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 1000(R) Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       Nintendo Co., Ltd.       5.92%
                       ---------------------------------
                       Google, Inc. - Class A   4.76%
                       ---------------------------------
                       Cisco Systems, Inc.      4.47%
                       ---------------------------------
                       Microsoft Corp.          4.22%
                       ---------------------------------
                       Apple Computer, Inc.     3.53%
                       ---------------------------------
                       Red Hat, Inc.            3.45%
                       ---------------------------------
                       NII Holdings, Inc.       3.42%
                       ---------------------------------
                       NVIDIA Corp.             3.06%
                       ---------------------------------
                       Hewlett-Packard Co.      3.04%
                       ---------------------------------
                       Tencent Holdings, Ltd.   2.92%
                       ---------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Technology                 53.3%
Communications             30.0%
Cyclical                    6.6%
Energy                      4.3%
Industrial                  3.5%
Non-Cyclical                1.2%
Basic Materials             1.1%

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                  RCM GLOBAL TECHNOLOGY PORTFOLIO MANAGED BY
RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/1/ AND S&P 500(R) INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

    Date            Fund        NASDAQ      S&P 500
  ---------        -------     -------      -------
  2/12/2001        $10,000     $10,000      $10,000
 12/31/2001          6,160       7,120        8,509
 12/31/2002          3,040       4,903        6,628
 12/31/2003          4,790       7,401        8,531
 12/31/2004          4,584       8,078        9,458
 12/31/2005          5,089       8,249        9,923
 12/31/2006          5,362       9,107       11,491




    -------------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the year ended 12/31/06)
    -------------------------------------------------------------------
                                1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A           5.48%  3.98% -2.58%       -6.73%
--        Class B                5.35%  3.82% -2.77%      -10.05%
          Class E                5.33%  3.88% -2.70%        0.51%
    -------------------------------------------------------------------
    NASDAQ Composite
- - Index/1/                    10.40%  7.16%  5.05%       -1.58%
    -------------------------------------------------------------------
--  S&P 500(R) Index/2/         15.79% 10.44%  6.19%        2.38%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,120.60        $5.29
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,120.00         6.57
  Hypothetical (5% return before expenses)     1,000.00      1,019.00         6.26
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,119.50         6.04
  Hypothetical (5% return before expenses)     1,000.00      1,019.51         5.75
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%, 1.23%, and 1.13% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 90.0%
         CHEMICALS - 1.0%
         Monsanto Co...........................    54,520 $   2,863,936
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 9.6%
         Cisco Systems, Inc. *.................   480,100    13,121,133
         Comverse Technology, Inc. *...........   372,380     7,860,942
         QUALCOMM, Inc.........................     8,500       321,215
         Research In Motion, Ltd. *............    53,500     6,836,230
                                                          -------------
                                                             28,139,520
                                                          -------------
         COMPUTERS & PERIPHERALS - 13.3%
         Apple Computer, Inc.*.................   122,010    10,351,328
         EMC Corp.*............................   403,100     5,320,920
         Hewlett-Packard Co....................   216,700     8,925,873
         Isilon Systems, Inc.*.................     3,350        92,460
         Network Appliance, Inc.*..............   160,950     6,322,116
         Seagate Technology(a).................   299,880     7,946,820
                                                          -------------
                                                             38,959,517
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
         ABB, Ltd..............................   328,600     5,883,552
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 3.7%
         Cameron International Corp.*..........    36,500     1,936,325
         Energy Conversion Devices, Inc.*(a)...    97,700     3,319,846
         First Solar, Inc.*....................    11,340       337,932
         GlobalSantaFe Corp....................    32,900     1,933,862
         Schlumberger, Ltd.....................    30,000     1,894,800
         Sunpower Corp. - Class A*(a)..........    37,780     1,404,283
                                                          -------------
                                                             10,827,048
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 10.9%
         Ctrip.com International, Ltd. (ADR)(a)    81,450     5,088,996
         Google, Inc. - Class A*...............    30,300    13,952,544
         Monster Worldwide, Inc.*..............    34,670     1,617,009
         SINA Corp.*...........................    99,190     2,846,753
         Tencent Holdings, Ltd................. 2,400,000     8,551,615
                                                          -------------
                                                             32,056,917
                                                          -------------
         IT CONSULTING & SERVICES - 2.3%
         Cognizant Technology Solutions Corp. -
           Class A *...........................    67,470     5,205,985
         SAIC, Inc. *..........................    92,100     1,638,459
                                                          -------------
                                                              6,844,444
                                                          -------------
         MEDIA - 0.9%
         Focus Media Holding, Ltd. *...........    41,870     2,779,749
                                                          -------------
         OIL & GAS - 1.4%
         Halliburton Co........................    61,600     1,912,680
         Transocean, Inc. *....................    25,300     2,046,517
                                                          -------------
                                                              3,959,197
                                                          -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.8%
        Chartered Semiconductor Manufacturing,
          Ltd.*................................ 7,104,000 $   5,907,080
        FormFactor, Inc.*......................    30,995     1,154,564
        Infineon Technologies AG*..............   365,230     5,125,423
        Marvell Technology Group, Ltd.*........   386,000     7,407,340
        Maxim Integrated Products, Inc.........    45,630     1,397,191
        NVIDIA Corp.*..........................   242,270     8,966,413
        QLogic Corp.*..........................   343,680     7,533,465
                                                          -------------
                                                             37,491,476
                                                          -------------
        SOFTWARE - 23.7%
        Activision, Inc.*......................   297,310     5,125,625
        Adobe Systems, Inc.*...................    84,140     3,459,837
        Autodesk, Inc.*........................   153,150     6,196,449
        Cerner Corp.*(a).......................   115,500     5,255,250
        Microsoft Corp.........................   414,700    12,382,942
        Nintendo Co., Ltd......................    67,000    17,367,786
        Red Hat, Inc.*(a)......................   439,920    10,118,160
        Salesforce.com, Inc.*..................   147,480     5,375,646
        THQ, Inc.*(a)..........................   129,560     4,213,291
                                                          -------------
                                                             69,494,986
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 5.0%
        Amdocs, Ltd.*..........................   156,000     6,045,000
        Level 3 Communications, Inc.*(a).......   295,700     1,655,920
        Nortel Networks Corp.*.................    56,290     1,504,632
        Telefonaktiebolaget LM Ericsson (ADR)..   135,900     5,467,257
                                                          -------------
                                                             14,672,809
                                                          -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 3.4%
        NII Holdings, Inc.*(a).................   155,720    10,034,597
                                                          -------------
        Total Common Stocks (Cost $231,985,453)             264,007,748
                                                          -------------
        WARRANTS - 3.8%
        Merrill Lynch Call, Expire 11/22/10....    90,040     4,558,459
        Merrill Lynch International Co.,
          Expire 11/17/10......................   907,000     6,437,886
                                                          -------------
        Total Warrants (Cost $9,984,335)                     10,996,345
                                                          -------------
        OPTION - 0.8%
        Hewlett Packard Calls, Expire 01/21/08
          (Cost - $1,895,149)..................   258,700     2,405,910
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                            PAR          VALUE
          DESCRIPTION                        AMOUNT       (NOTE 2)
          -----------------------------------------------------------

          SHORT-TERM INVESTMENT - 6.2%
          State Street Bank and Trust Co.,
            Repurchase Agreement
            dated 12/29/06 at 3.400%
            to be repurchased at
            $18,146,853 on 01/02/07
            collateralized by $18,945,000
            FNMA at 3.250% due 02/15/2009
            with a value of $18,505,192.
            (Cost - $18,140,000).......... $18,140,000 $  18,140,000
                                                       -------------

          TOTAL INVESTMENTS - 100.8%
          (Cost $262,004,937)                            295,550,003

          Other Assets and Liabilities (net) - (0.8)%     (2,203,320)
                                                       -------------

          TOTAL NET ASSETS - 100.0%                    $ 293,346,683
                                                       =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $34,120,677 and the collateral received consisted of cash in the amount of $34,872,743.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

RCM GLOBAL TECHNOLOGY PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $277,410,003
   Repurchase Agreement                                                    18,140,000
   Cash                                                                           846
   Collateral on securities on loan                                        34,872,743
   Receivable for investments sold                                          1,213,860
   Receivable for Trust shares sold                                           281,964
   Dividends receivable                                                        25,759
   Interest receivable                                                          5,140
                                                                         ------------
     Total assets                                                         331,950,315
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  3,205,110
     Trust shares redeemed                                                    106,945
     Distribution and services fees - Class B                                  19,498
     Distribution and services fees - Class E                                   2,130
     Collateral on securities on loan                                      34,872,743
     Investment advisory fee payable (Note 3)                                 222,083
     Administration fee payable                                                 3,741
     Custodian and accounting fees payable                                    100,788
   Accrued expenses                                                            70,594
                                                                         ------------
     Total liabilities                                                     38,603,632
                                                                         ------------
NET ASSETS                                                               $293,346,683
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $252,664,190
   Accumulated net realized gain                                            7,137,427
   Unrealized appreciation on investments and foreign currency             33,545,066
                                                                         ------------
     Total                                                               $293,346,683
                                                                         ============
NET ASSETS
   Class A                                                               $184,804,269
                                                                         ============
   Class B                                                                 91,872,909
                                                                         ============
   Class E                                                                 16,669,505
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 34,305,469
                                                                         ============
   Class B                                                                 17,282,279
                                                                         ============
   Class E                                                                  3,120,605
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $       5.39
                                                                         ============
   Class B                                                                       5.32
                                                                         ============
   Class E                                                                       5.34
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $243,864,937

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

RCM GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $   541,997
   Interest (2)                                                               625,252
                                                                          -----------
       Total investment income                                              1,167,249
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,334,468
   Deferred expense reimbursement (Note 3)                                    108,060
   Administration fees                                                         44,485
   Custody and accounting fees                                                210,678
   Distribution fee - Class B                                                 223,269
   Distribution fee - Class E                                                  26,317
   Transfer agent fees                                                         57,057
   Audit                                                                       26,564
   Legal                                                                       38,908
   Trustee fees and expenses                                                   13,972
   Shareholder reporting                                                       15,645
   Insurance                                                                    4,902
   Other                                                                        7,349
                                                                          -----------
       Total expenses                                                       3,111,674
       Less broker commission recapture                                      (205,919)
                                                                          -----------
   Net expenses                                                             2,905,755
                                                                          -----------
   Net investment loss                                                     (1,738,506)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
CONTRACTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                         21,937,506
       Options contracts                                                   (2,923,775)
       Foreign currency                                                        36,406
                                                                          -----------
   Net realized gain on investments, options contracts and foreign
       currency                                                            19,050,137
                                                                          -----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                           (983,167)
       Foreign currency                                                            31
                                                                          -----------
   Net change in unrealized depreciation on investments and foreign
       currency                                                              (983,136)
                                                                          -----------
   Net realized and unrealized gain (loss) on investments, options
       contracts and foreign currency                                      18,067,001
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $16,328,495
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    29,627
(2)Interest income includes net security lending income of:                    56,289

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

RCM GLOBAL TECHNOLOGY PORTFOLIO
                                                                                               Year Ended    Year Ended
                                                                                              December 31,  December 31,
                                                                                                  2006          2005
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss                                                                       $ (1,738,506) $ (1,650,343)
    Net realized gain on investments, options contracts and foreign currency                    19,050,137     6,953,255
    Net change in unrealized appreciation (depreciation) on investments and foreign currency      (983,136)   18,688,441
                                                                                              ------------  ------------
    Net increase in net assets resulting from operations                                        16,328,495    23,991,353
                                                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net realized gains
     Class A                                                                                            --      (876,674)
     Class B                                                                                            --      (596,109)
     Class E                                                                                            --      (127,279)
                                                                                              ------------  ------------
    Net decrease in net assets resulting from distributions                                             --    (1,600,062)
                                                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A                                                                                    63,546,281    54,280,533
     Class B                                                                                    19,096,597    12,578,379
     Class E                                                                                     2,163,845     3,152,890
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                                            --       876,674
     Class B                                                                                            --       596,109
     Class E                                                                                            --       127,279
    Cost of shares repurchased
     Class A                                                                                   (19,286,994)  (21,739,543)
     Class B                                                                                   (18,099,160)  (33,588,738)
     Class E                                                                                    (4,833,335)   (6,612,224)
                                                                                              ------------  ------------
    Net increase in net assets from capital share transactions                                  42,587,234     9,671,359
                                                                                              ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                                    58,915,729    32,062,650
    Net assets at beginning of Period                                                          234,430,954   202,368,304
                                                                                              ------------  ------------
    Net assets at end of Period                                                               $293,346,683  $234,430,954
                                                                                              ============  ============
    Net assets at end of period includes undistributed net investment income                  $         --  $    311,086
                                                                                              ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS A
RCM GLOBAL TECHNOLOGY PORTFOLIO                                          ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006        2005        2004       2003
                                                                         ------      -------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 5.11      $  4.62     $ 4.83     $ 3.06
                                                                         ------      -------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................  (0.03)(a)    (0.03)(a)  (0.02)(a)  (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.31         0.56      (0.19)      1.81
                                                                         ------      -------     ------     ------
Total from Investment Operations........................................   0.28         0.53      (0.21)      1.77
                                                                         ------      -------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --           --         --         --
Distributions from Net Realized Capital Gains...........................     --        (0.04)        -- +       --
                                                                         ------      -------     ------     ------
Total Distributions.....................................................     --        (0.04)        --         --
                                                                         ------      -------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 5.39      $  5.11     $ 4.62     $ 4.83
                                                                         ======      =======     ======     ======
TOTAL RETURN                                                               5.48 %      11.35 %    (4.28)%    57.84 %
Ratio of Expenses to Average Net Assets**...............................   1.02 %       1.10 %     0.96 %     1.10 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A          N/A        N/A       1.04 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.06 %(b)    1.19 %      N/A       1.26 %
Ratio of Net Investment Loss to Average Net Assets......................  (0.57)%      (0.69)%    (0.45)%    (0.89)%
Portfolio Turnover Rate.................................................  265.0 %      290.7 %    173.0 %    313.0 %
Net Assets, End of Period (in millions)................................. $184.8       $129.3      $81.8      $47.2

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


RCM GLOBAL TECHNOLOGY PORTFOLIO                                          --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  6.18
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (3.08)
                                                                         -------
Total from Investment Operations........................................   (3.12)
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................      --
                                                                         -------
Total Distributions.....................................................      --
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  3.06
                                                                         =======
TOTAL RETURN                                                              (50.49)%
Ratio of Expenses to Average Net Assets**...............................    1.10 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    1.04 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.73 %
Ratio of Net Investment Loss to Average Net Assets......................   (0.90)%
Portfolio Turnover Rate.................................................   227.2 %
Net Assets, End of Period (in millions).................................   $13.0

                                                                                                  CLASS B
                                                                         ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006        2005       2004        2003
                                                                         ------      ------     -------     ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 5.05      $ 4.58     $  4.79     $ 3.04
                                                                         ------      ------     -------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................  (0.04)(a)   (0.04)(a)   (0.02)(a)  (0.05)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.31        0.55       (0.19)      1.80
                                                                         ------      ------     -------     ------
Total from Investment Operations........................................   0.27        0.51       (0.21)      1.75
                                                                         ------      ------     -------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --          --          --         --
Distributions from Net Realized Capital Gains...........................     --       (0.04)         -- +       --
                                                                         ------      ------     -------     ------
Total Distributions.....................................................     --       (0.04)         --         --
                                                                         ------      ------     -------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 5.32      $ 5.05     $  4.58     $ 4.79
                                                                         ======      ======     =======     ======
TOTAL RETURN                                                               5.35 %     11.01 %     (4.31)%    57.57 %
Ratio of Expenses to Average Net Assets**...............................   1.28 %      1.35 %      1.21 %     1.35 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A         N/A         N/A       1.29 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.31 %(b)   1.44 %       N/A       1.52 %
Ratio of Net Investment Income Loss to Average Net Assets...............  (0.83)%     (0.95)%     (0.57)%    (1.14)%
Portfolio Turnover Rate.................................................  265.0 %     290.7 %     173.0 %    313.0 %
Net Assets, End of Period (in millions).................................  $91.9       $86.5      $100.2      $64.8

                                                                         --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  6.16
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (3.08)
                                                                         -------
Total from Investment Operations........................................   (3.12)
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................      --
                                                                         -------
Total Distributions.....................................................      --
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  3.04
                                                                         =======
TOTAL RETURN                                                              (50.65)%
Ratio of Expenses to Average Net Assets**...............................    1.35 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    1.27 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.96 %
Ratio of Net Investment Income Loss to Average Net Assets...............   (1.13)%
Portfolio Turnover Rate.................................................   227.2 %
Net Assets, End of Period (in millions).................................   $15.2

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS E
RCM GLOBAL TECHNOLOGY PORTFOLIO                                          ----------------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ----------------------------------------------------
                                                                            2006        2005       2004       2003       2002
                                                                         ------      ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 5.07      $ 4.59     $ 4.80     $ 3.05     $  6.17
                                                                         ------      ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................  (0.04)(a)   (0.04)(a)  (0.02)(a)  (0.05)(a)   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.31        0.56      (0.19)      1.80       (3.09)
                                                                         ------      ------     ------     ------     -------
Total from Investment Operations........................................   0.27        0.52      (0.21)      1.75       (3.12)
                                                                         ------      ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --          --         --         --          --
Distributions from Net Realized Capital Gains...........................     --       (0.04)        -- +       --          --
                                                                         ------      ------     ------     ------     -------
Total Distributions.....................................................     --       (0.04)        --         --          --
                                                                         ------      ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $ 5.34      $ 5.07     $ 4.59     $ 4.80     $  3.05
                                                                         ======      ======     ======     ======     =======
TOTAL RETURN                                                               5.33 %     11.21 %    (4.30)%    57.88 %    (50.57)%
Ratio of Expenses to Average Net Assets**...............................   1.18 %      1.25 %     1.10 %     1.25 %      1.25 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A         N/A        N/A       1.22 %      1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.21 %(b)   1.34 %      N/A       1.37 %      1.83 %
Ratio of Net Investment Loss to Average Net Assets......................  (0.74)%     (0.85)%    (0.55)%    (1.07)%     (0.97)%
Portfolio Turnover Rate.................................................  265.0 %     290.7 %    173.0 %    313.0 %     227.2 %
Net Assets, End of Period (in millions).................................  $16.7       $18.6      $20.3      $15.5        $1.2

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+  Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is RCM Global Technology Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolio is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio's are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

L. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

N. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with RCM Capital Management LLC (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                 Management Fees
                                earned by Manager
                                for the year ended
Portfolio                       December 31, 2006  % per annum Average Daily Assets
---------                       ------------------ ----------- --------------------

RCM Global Technology Portfolio     $2,334,468        0.90%    First $500 Million

                                                      0.85%    Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ----------------------
            Portfolio                       Class A Class B Class E
            ---------                       ------- ------- -------

            RCM Global Technology Portfolio  1.10%   1.35%   1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The following amounts were repaid to the Manager during the year January 1 through December 31, 2006:


                    RCM Global Technology Portfolio $108,060

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements,

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                      Shares Issued             Net Increase
                                                         Through                 (Decrease)
                                Beginning    Shares     Dividend      Shares     in Shares     Ending
                                 Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                               ---------- ---------- ------------- ----------- ------------ ----------

RCM Global Technology Portfolio

 Class A
 12/31/2006                     25,295,337 12,779,536         --    (3,769,404)   9,010,132  34,305,469
 12/31/2005                     17,702,019 12,116,816    169,242    (4,692,740)   7,593,318  25,295,337

 Class B
 12/31/2006                     17,112,023  3,759,488         --    (3,589,232)     170,256  17,282,279
 12/31/2005                     21,893,383  2,740,791    116,427    (7,638,578)  (4,781,360) 17,112,023

 Class E
 12/31/2006                      3,667,912    421,844         --      (969,151)    (547,307)  3,120,605
 12/31/2005                      4,427,013    685,211     24,762    (1,469,074)    (759,101)  3,667,912

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                          Purchases                        Sales
                                ------------------------------ ------------------------------
                                U.S. Government Non-Government U.S. Government Non-Government
                                --------------- -------------- --------------- --------------

RCM Global Technology Portfolio       $--        $669,095,518        $--        $644,143,401

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                  Federal       Gross         Gross
                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                           Cost     Appreciation (Depreciation)  Appreciation
---------                       ------------ ------------ -------------- --------------

RCM Global Technology Portfolio $266,615,983 $36,067,004   $(7,132,984)   $28,934,020

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                            Securities  Collateral
                                            ----------- -----------

            RCM Global Technology Portfolio $34,120,677 $34,872,743

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                 Ordinary Income Long-Term Capital Gain      Total
                                 --------------- ---------------------- ---------------
                                 2006    2005    2006        2005       2006    2005
                                 ---- ---------- ----        --------   ---- ----------

 RCM Global Technology Portfolio $--  $1,349,811 $--       $250,251     $--  $1,600,062

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                Undistributed Undistributed     Net
                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                   Income         Gain      Appreciation   and Deferrals       Total
                                ------------- ------------- ------------ ------------------ -----------

RCM Global Technology Portfolio  $5,147,258    $6,601,215   $28,934,020         $--         $40,682,493

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. OPTIONS

During the year ended December 31, 2006 the following options contracts were written:

                                                RCM Global Technology Portfolio
       -                                        ------------------------------
                                                 Number of
                                                  Contracts        Premium
       -                                        -----------      -----------

       Options outstanding at December 31, 2005     4,892       $ 1,107,926

       Options written                             18,334         1,350,216

       Options bought back                        (21,671)       (2,159,669)

       Options closed and expired                  (1,555)         (298,473)

       Options exercised                               --                --
                                                  -------        -----------

       Options outstanding at December 31, 2006        --       $        --
                                                  =======        ===========

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

11. SUBSEQUENT EVENT

On February 14, 2007, the Board of Trustees of the Trust approved the name change of the Portfolio from the RCM Global Technology Portfolio to the RCM Technology Portfolio. The name change will be effective on May 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of RCM Global Technology Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RCM Global Technology Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Global Technology Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                            Strategic Conservative
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO           FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Equity markets performed well in 2006. After posting significant gains in the first quarter, the stock market reversed course in May with most major domestic stock indexes posting losses in the second quarter. The third quarter was somewhat of a mixed bag with large cap stocks performing well while small and mid cap stocks posted negative returns. The equity markets ended 2006 with a strong finish in the fourth quarter. For the year, the S&P 500(R) Index posted a 15.79% return, the S&P MidCap 400(R) Index was up 10.32%, and the S&P SmallCap 600(R) Index increased 15.12%. For the first time since 1999, large cap stocks, as measured by the S&P 500(R) Index, outperformed small cap stocks, as measured by the S&P SmallCap 600(R) Index. Telecommunication services and energy were the top performing sectors in the S&P 500(R) Index during the year, while the health care and information technology sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE(R) Index returned 26.34% in 2006. Bonds underperformed equities for the year with the Lehman Brothers Aggregate Bond Index gaining 4.33%.

PORTFOLIO OVERVIEW

The inception date of the Portfolio is November 1, 2006. Therefore, the Portfolio was not in existence for the entire year.

OUTLOOK

Economic growth in the United States continues to slow but should continue on a positive trend. Inflation also appears to be declining, giving the Federal Reserve the latitude to lower short-term interest rates if necessary. With yield levels relatively low among most high-quality bonds, we believe fixed-income return opportunities going forward may be somewhat limited. Yet bonds continue to provide diversification, lower volatility, and current income. We believe that large cap stocks remain attractive. Multiyear returns for this asset class have been somewhat limited. However, in 2006 large cap stocks had a good year, and we believe it is likely that the trend will continue, even as economic growth in the U.S. slows. We continue to include smaller allocations to mid cap, small cap, foreign developed country and foreign emerging market stocks, which diversify the Portfolio and contribute to growth opportunities. The weak U.S. dollar enhanced returns from foreign investments in 2006. Our work with regard to economic growth, inflation and monetary policy implies that dramatic declines in the U.S. dollar are unlikely.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       PIMCO Total Return Portfolio (Class A)                    14.85%
       ------------------------------------------------------------------
       Davis Venture Value Portfolio (Class A)                   11.04%
       ------------------------------------------------------------------
       T. Rowe Price Large Cap Growth Portfolio (Class A)        11.01%
       ------------------------------------------------------------------
       Jennison Growth Portfolio (Class A)                       10.90%
       ------------------------------------------------------------------
       MFS(R) Research International Portfolio (Class A)         10.14%
       ------------------------------------------------------------------
       Van Kampen Comstock Portfolio (Class A)                   10.09%
       ------------------------------------------------------------------
       Pioneer Mid-Cap Value Portfolio (Class A)                  9.92%
       ------------------------------------------------------------------
       Franklin Templeton Small Cap Growth Portfolio (Class A)    6.92%
       ------------------------------------------------------------------
       MFS(R) Emerging Markets Equity Portfolio (Class A)         5.15%
       ------------------------------------------------------------------
       Lord Abbett Bond Debenture Portfolio (Class A)             4.99%
       ------------------------------------------------------------------
       FI Mid Cap Opportunities Portfolio (Class A)               4.99%
       ------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO           FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              STRATEGIC CONSERVATIVE GROWTH PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. WILSHIRE 5000 EQUITY INDEX/1/ AND BLENDED
                                 BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                    MSCI Global                   Blended
                  Capital Markets     Fund       Benchmark
                    ------------    --------     ----------
11/1/2006            $10,000         $10,000      $10,000
12/31/2006            10,345          10,348       10,309



    -------------------------------------------------------------
                                       Cumulative Return/3/
                                  (for the period ended 12/31/06)
    -------------------------------------------------------------
                                        Since Inception/4/
    -------------------------------------------------------------
    Strategic Conservative Growth
--  Portfolio--Class B                         3.48%
    -------------------------------------------------------------
- - Wilshire 5000 Equity Index/1/              3.45%
    -------------------------------------------------------------
--  Blended Benchmark*                         3.09%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index.

The Lehman Brother Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/01/06*     12/31/06      11/01/06-12/31/06
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO     ------------- ------------- -----------------

  Class B
  Actual                                      $1,000.00     $1,034.80         $0.68
  Hypothetical (5% return before expenses)     1,000.00      1,007.69          0.67
------------------------------------------  ------------- ------------- -----------------

* Portfolio inception 11/01/2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


------------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                                   SHARES     (NOTE 2)
------------------------------------------------------------------------------------

INVESTMENT COMPANY SECURITIES - 100.0%
Davis Venture Value Portfolio (Class A)*....................   364,927 $ 12,816,234
FI Mid Cap Opportunities Portfolio (Class A)*...............   296,612    5,795,806
Franklin Templeton Small Cap Growth Portfolio (Class A)*....   734,267    8,032,882
Jennison Growth Portfolio (Class A)*........................   995,940   12,658,395
Lord Abbett Bond Debenture Portfolio (Class A)..............   463,377    5,796,843
MFS(R) Emerging Markets Equity Portfolio (Class A)..........   569,750    5,988,074
MFS(R) Research International Portfolio (Class A)...........   783,214   11,779,536
PIMCO Total Return Portfolio (Class A)...................... 1,459,653   17,238,506
Pioneer Mid-Cap Value Portfolio (Class A)...................   964,750   11,519,116
T. Rowe Price Large Cap Growth Portfolio (Class A)*.........   837,404   12,787,155
Van Kampen Comstock Portfolio (Class A).....................   980,327   11,714,901
                                                                       ------------
Total Investment Company Securities
(Cost $115,463,480)                                                     116,127,448
                                                                       ------------

TOTAL INVESTMENTS - 100.0% (Cost $115,463,480)                          116,127,448

Other Assets and Liabilities (net) - 0.0%                                   (35,518)
                                                                       ------------

TOTAL NET ASSETS - 100.0%                                              $116,091,930
                                                                       ============

PORTFOLIO FOOTNOTES

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $116,127,448
   Receivable for Trust shares sold                                           611,071
   Receivable from investment manager (Note 3)                                 18,633
                                                                         ------------
     Total assets                                                         116,757,152
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                    610,671
     Trust shares redeemed                                                        400
     Distribution and services fees - Class B                                  16,719
     Investment advisory fee payable (Note 3)                                  10,031
     Administration fee payable                                                 2,500
     Custodian and accounting fees payable                                      4,083
   Accrued expenses                                                            20,818
                                                                         ------------
     Total liabilities                                                        665,222
                                                                         ------------
NET ASSETS                                                               $116,091,930
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $115,407,423
   Accumulated net realized gain                                               20,539
   Unrealized appreciation on investments                                     663,968
                                                                         ------------
     Total                                                               $116,091,930
                                                                         ============
NET ASSETS
   Class B                                                               $116,091,930
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 11,233,486
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.33
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $115,463,480

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*


STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $210,317
                                                                          --------
       Total investment income                                             210,317
                                                                          --------
EXPENSES:
   Investment advisory fee (Note 3)                                         11,819
   Administration fees                                                       5,014
   Custody and accounting fees                                               4,083
   Distribution fee - Class B                                               19,698
   Transfer agent fees                                                       1,988
   Audit                                                                    16,400
   Legal                                                                     3,342
   Trustee fees and expenses                                                 1,337
   Insurance                                                                 2,000
   Organizational expense                                                    2,000
   Other                                                                       501
                                                                          --------
       Total expenses                                                       68,182
       Less fees waived and expenses reimbursed by the manager             (36,665)
                                                                          --------
   Net expenses                                                             31,517
                                                                          --------
   Net investment income                                                   178,800
                                                                          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                           2,727
       Capital gain distributions from underlying Portfolios                17,839
                                                                          --------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           20,566
                                                                          --------
   Net change in unrealized appreciation on:
       Investments                                                         663,968
                                                                          --------
   Net change in unrealized appreciation on investments                    663,968
                                                                          --------
   Net realized and unrealized gain on investments                         684,534
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $863,334
                                                                          ========

*  For the period 11/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

                                                                         Period Ended
                                                                         December 31,
                                                                            2006*
                                                                         ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    178,800
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                              20,566
   Net change in unrealized appreciation on investments                       663,968
                                                                         ------------
   Net increase in net assets resulting from operations                       863,334
                                                                         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                                 (198,525)
                                                                         ------------
   Net decrease in net assets resulting from distributions                   (198,525)
                                                                         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              115,319,605
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                  198,525
   Cost of shares repurchased
     Class B                                                                  (91,009)
                                                                         ------------
   Net increase in net assets from capital share transactions             115,427,121
                                                                         ------------
TOTAL INCREASE IN NET ASSETS                                              116,091,930
   Net assets at beginning of period                                               --
                                                                         ------------
   Net assets at end of period                                           $116,091,930
                                                                         ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $         --
                                                                         ============

* For the period November 1, 2006 (Commencement of Operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                        CLASS B
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO                           --------------------
                                                                  FOR THE PERIOD ENDED
                                                                  DECEMBER 31, 2006(B)
                                                                  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................        $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................          0.03 (a)
Net Realized/Unrealized Gain on Investments......................          0.32
                                                                         ------
Total from Investment Operations.................................          0.35
                                                                         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         (0.02)
Distributions from Net Realized Capital Gains....................            --
                                                                         ------
Total Distributions..............................................         (0.02)
                                                                         ------
NET ASSET VALUE, END OF PERIOD...................................        $10.33
                                                                         ======
TOTAL RETURN                                                               3.48%
Ratio of Expenses to Average Net Assets..........................          0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................          0.87%*
Ratio of Net Investment Income to Average Net Assets.............          2.27%*
Portfolio Turnover Rate..........................................           0.1%
Net Assets, End of Period (in millions)..........................        $116.1

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Strategic Conservative Growth Portfolio (commenced operations November 1, 2006), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2006  % per annum     Average Daily Assets
---------                               ------------------ ----------- ----------------------------

Strategic Conservative Growth Portfolio      $11,819           0.15%   First $250 Million

                                                              0.125%   $250 Million to $500 Million

                                                               0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio
                                         under current Expense  Expenses Deferred in
                                         Limitation Agreement           2006
                                        ---------------------   --------------------
                                                                Subject to repayment
                                                                 until December 31,
Portfolio                               Class A Class B Class E         2011
---------                               ------- ------- ------- --------------------

Strategic Conservative Growth Portfolio  0.15%*  0.40%   0.30%*       $36,665

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                             Shares Issued
                                                                Through                Net Increase
                                        Beginning   Shares     Dividend      Shares     in Shares     Ending
                                         Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                                       --------- ---------- ------------- ----------- ------------ ----------

Strategic Conservative Growth Portfolio

 Class B
 11/01/2006-12/31/2006                     --     11,223,123    19,163       (8,800)    11,233,486  11,233,486

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S. Government Non-Government
                                        --------------- -------------- --------------- --------------

Strategic Conservative Growth Portfolio       $--        $115,541,772        $--          $80,970

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal       Gross         Gross
                                         Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost     Appreciation (Depreciation)  Appreciation
---------                               ------------ ------------ -------------- --------------

Strategic Conservative Growth Portfolio $115,463,480   $943,350     $(279,382)      $663,968

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 were as follows:

                                        Ordinary Income Long-Term Capital Gain  Total
                                        --------------- ---------------------- --------
                                             2006                2006           2006
                                        --------------- ---------------------- --------

Strategic Conservative Growth Portfolio    $198,525              $--           $198,525

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals     Total
                                        ------------- ------------- ------------ ------------------ --------

Strategic Conservative Growth Portfolio    $2,700        $17,839      $663,968          $--         $684,507

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


         Pioneer Mid-Cap Value Portfolio - Class A               28.60%

         Franklin Templeton Small Cap Growth Portfolio - Class A  5.67%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Strategic Conservative Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Conservative Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Conservative Growth Portfolio of Met Investors Series Trust as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on August 10, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Portfolio and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Gallatin Asset Management, Inc. ("Gallatin" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing Gallatin, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the proposed fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable asset allocation funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Gallatin based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreement. These factors included: Gallatin's management style and long-term performance record with comparable asset allocation funds; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board gave substantial consideration to the fees to be paid under the Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the proposed fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

It was noted that the Board had reviewed information regarding the Adviser's practices regarding best execution. The Board recognized that the Adviser is affiliated with a registered broker-dealer. It was noted that Gallatin does currently use affiliated broker dealers to execute client transactions with the Cyclical Growth ETF Portfolio and Cyclical Growth and Income ETF Portfolio, each a series of the Trust. It was noted, however, that Gallatin will not be using affiliated broker dealers to execute transactions for the Portfolio. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of the Adviser's relationship to the New Portfolios are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Gallatin's management style and performance record with comparable asset allocation models.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Gallatin was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin with comparable asset allocation funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                          MET INVESTORS SERIES TRUST


                               Strategic Growth
                             and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO             FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Equity markets performed well in 2006. After posting significant gains in the first quarter, the stock market reversed course in May with most major domestic stock indexes posting losses in the second quarter. The third quarter was somewhat of a mixed bag with large cap stocks performing well while small and mid cap stocks posted negative returns. The equity markets ended 2006 with a strong finish in the fourth quarter. For the year, the S&P 500(R) Index posted a 15.79% return, the S&P MidCap 400(R) Index was up 10.32%, and the S&P SmallCap 600(R) Index increased 15.12%. For the first time since 1999, large cap stocks, as measured by the S&P 500(R) Index, outperformed small cap stocks, as measured by the S&P SmallCap 600(R) Index. Telecommunication services and energy were the top performing sectors in the S&P 500(R) Index during the year, while the health care and information technology sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE(R) Index returned 26.34% in 2006. Bonds underperformed equities for the year with the Lehman Brothers Aggregate Bond Index gaining 4.33%.

PORTFOLIO OVERVIEW

The inception date of the Portfolio is November 1, 2006. Therefore, the Portfolio was not in existence for the entire year.

OUTLOOK

Economic growth in the United States continues to slow but should continue on a positive trend. Inflation also appears to be declining, giving the Federal Reserve the latitude to lower short-term interest rates if necessary. With yield levels relatively low among most high-quality bonds, we believe fixed-income return opportunities going forward may be somewhat limited. Yet bonds continue to provide diversification, lower volatility, and current income. We continue to include real estate and high yield bonds because these asset classes contribute to the Portfolio's income objective. We believe that large cap stocks remain attractive. Multiyear returns for this asset class have been somewhat limited. However, in 2006 large cap stocks had a good year, and we believe it is likely that the trend will continue, even as economic growth in the U.S. slows. We continue to include smaller allocations to mid cap, small cap and foreign developed country stocks, which diversify the Portfolio and contribute to growth opportunities. The weak U.S. dollar enhanced returns from foreign investments in 2006. Our work with regard to economic growth, inflation and monetary policy implies that dramatic declines in the U.S. dollar are unlikely.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       Blackrock Bond Income Portfolio (Class A)                 14.95%
       ------------------------------------------------------------------
       PIMCO Total Return Portfolio (Class A)                    14.88%
       ------------------------------------------------------------------
       MFS(R) Research International Portfolio (Class A)         10.16%
       ------------------------------------------------------------------
       Davis Venture Value Portfolio (Class A)                    8.05%
       ------------------------------------------------------------------
       Pioneer Mid-Cap Value Portfolio (Class A)                  7.96%
       ------------------------------------------------------------------
       Oppenheimer Capital Appreciation Portfolio (Class A)       7.93%
       ------------------------------------------------------------------
       Lord Abbett Growth and Income Portfolio (Class A)          7.05%
       ------------------------------------------------------------------
       T. Rowe Price Large Cap Growth Portfolio (Class A)         7.03%
       ------------------------------------------------------------------
       FI Mid Cap Opportunities Portfolio (Class A)               7.01%
       ------------------------------------------------------------------
       Lord Abbett Bond Debenture Portfolio (Class A)             5.01%
       ------------------------------------------------------------------
       Neuberger Berman Real Estate Portfolio (Class A)           5.00%
       ------------------------------------------------------------------
       Franklin Templeton Small Cap Growth Portfolio (Class A)    4.97%
       ------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO             FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               STRATEGIC GROWTH AND INCOME PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. MSCI GLOBAL CAPITAL MARKETS INDEX/1/ AND
                             BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                 Blended                        MSCI Global
                Benchmark           Fund      Capital Markets
                ---------        -------      ---------------
11/01/2006      $10,000          $10,000           $10,000
12/31/2006       10,249           10,281            10,350


    -------------------------------------------------------------------
                                             Cumulative Return/3/
                                        (for the period ended 12/31/06)
    -------------------------------------------------------------------
                                              Since Inception/4/
    -------------------------------------------------------------------
    Strategic Growth and Income
--  Portfolio--Class B                               2.81%
    -------------------------------------------------------------------
- - MSCI Global Capital Market Index/1/              3.50%
    -------------------------------------------------------------------
--  Blended Benchmark/2/                             2.49%
    -------------------------------------------------------------------

+ The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The MSCI Global Capital Markets Index/SM/ is an unmanaged index which measure the performance of the core capital markets asset classes comprising global equities and fixed income. It is a market capitalization weighted composite of the MSCI All Country World Index/SM/ and the MSCI Global Total Bond Index/SM/. The MSCI All Country World Index/SM/ is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI All Country World Index includes 49 country indices. The MSCI Global Total Bond Index is an unmanaged index which measures the capitalization weighted performance of sovereign, investment grade credit and high yield bond markets with appropriate adjustments for investability and to eliminate double counting. The MSCI Global Total Bond Index/SM/ includes the World Sovereign Debt Index, USD Total Bond Index, Euro Dollar Credit Index, Euro Sterling Credit Index, Euro Credit Index, Emerging Market Local Sovereign Index and High Yield Sovereign and Corporate Indices.

/2/The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index.

The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Dow Jones Wilshire REIT Index measures U.S. publicly traded real estate investment trusts. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/01/06*     12/31/06      11/01/06-12/31/06
STRATEGIC GROWTH AND INCOME PORTFOLIO       ------------- ------------- -----------------

  Class B
  Actual                                      $1,000.00     $1,028.10         $0.68
  Hypothetical (5% return before expenses)     1,000.00      1,007.69          0.67
------------------------------------------  ------------- ------------- -----------------

* Portfolio inception 11/01/2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Blackrock Bond Income Portfolio
         (Class A)*..............................   143,864 $ 15,625,034
       Davis Venture Value Portfolio (Class A)*..   239,573    8,413,790
       FI Mid Cap Opportunities Portfolio
         (Class A)*..............................   374,755    7,322,710
       Franklin Templeton Small Cap Growth
         Portfolio (Class A)*....................   474,553    5,191,607
       Lord Abbett Bond Debenture Portfolio
         (Class A)...............................   418,234    5,232,114
       Lord Abbett Growth and Income Portfolio
         (Class A)...............................   251,121    7,372,926
       MFS(R) Research International Portfolio
         (Class A)...............................   705,694   10,613,644
       Neuberger Berman Real Estate Portfolio
         (Class A)...............................   288,400    5,228,690
       Oppenheimer Capital Appreciation Portfolio
         (Class A)...............................   893,898    8,286,437
       PIMCO Total Return Portfolio (Class A).... 1,316,877   15,552,320
       Pioneer Mid-Cap Value Portfolio
         (Class A)...............................   696,904    8,321,030
       T. Rowe Price Large Cap Growth Portfolio
         (Class A)*..............................   481,329    7,349,892
                                                            ------------
       Total Investment Company Securities
       (Cost $104,234,137)                                   104,510,194
                                                            ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $104,234,137)                                   104,510,194

       Other Assets and Liabilities (net) - 0.0%                 (31,251)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $104,478,943
                                                            ============

PORTFOLIO FOOTNOTES

* A Portfolio of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

STRATEGIC GROWTH AND INCOME PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $104,510,194
   Receivable for Trust shares sold                                         1,870,860
   Receivable from investment manager (Note 3)                                 18,633
                                                                         ------------
     Total assets                                                         106,399,687
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  1,870,841
     Trust shares redeemed                                                         19
     Distribution and services fees - Class B                                  14,106
     Investment advisory fee payable (Note 3)                                   8,463
     Administration fee payable                                                 2,500
     Custodian and accounting fees payable                                      4,083
   Accrued expenses                                                            20,732
                                                                         ------------
     Total liabilities                                                      1,920,744
                                                                         ------------
NET ASSETS                                                               $104,478,943
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $104,189,757
   Accumulated net realized gain                                               13,116
   Unrealized appreciation on investments                                     276,056
   Undistributed net investment income                                             14
                                                                         ------------
     Total                                                               $104,478,943
                                                                         ============
NET ASSETS
   Class B                                                               $104,478,943
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 10,173,921
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.27
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost                                                    $104,234,137

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*


STRATEGIC GROWTH AND INCOME PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $115,518
                                                                          --------
       Total investment income                                             115,518
                                                                          --------
EXPENSES:
   Investment advisory fee (Note 3)                                          9,280
   Administration fees                                                       5,014
   Custody and accounting fees                                               4,083
   Distribution fee - Class B                                               15,467
   Transfer agent fees                                                       1,988
   Audit                                                                    16,400
   Legal                                                                     3,342
   Trustee fees and expenses                                                 1,337
   Insurance                                                                 2,000
   Organizational expense                                                    2,000
   Other                                                                       501
                                                                          --------
       Total expenses                                                       61,412
       Less fees waived and expenses reimbursed by the manager             (36,665)
                                                                          --------
   Net expenses                                                             24,747
                                                                          --------
   Net investment income                                                    90,771
                                                                          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                             206
       Capital gain distributions from underlying Portfolios                12,910
                                                                          --------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           13,116
                                                                          --------
   Net change in unrealized appreciation on:
       Investments                                                         276,056
                                                                          --------
   Net change in unrealized appreciation on investments                    276,056
                                                                          --------
   Net realized and unrealized gain on investments                         289,172
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $379,943
                                                                          ========

*  For the period 11/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

STRATEGIC GROWTH AND INCOME PORTFOLIO

                                                                         Period Ended
                                                                         December 31,
                                                                            2006*
                                                                         -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $     90,771
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                              13,116
   Net change in unrealized appreciation on investments                       276,056
                                                                         ------------
   Net increase in net assets resulting from operations                       379,943
                                                                         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                                 (106,224)
                                                                         ------------
   Net decrease in net assets resulting from distributions                   (106,224)
                                                                         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              104,118,501
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                  106,224
   Cost of shares repurchased
     Class B                                                                  (19,501)
                                                                         ------------
   Net increase in net assets from capital share transactions             104,205,224
                                                                         ------------
TOTAL INCREASE IN NET ASSETS                                              104,478,943
   Net assets at beginning of period                                               --
                                                                         ------------
   Net assets at end of period                                           $104,478,943
                                                                         ============
   Net assets at end of period includes undistributed net investment
       income                                                            $         14
                                                                         ============

* For the period November 1, 2006 (Commencement of Operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                             CLASS B
STRATEGIC GROWTH AND INCOME PORTFOLIO                                  --------------------
                                                                       FOR THE PERIOD ENDED
                                                                       DECEMBER 31, 2006(B)
                                                                       --------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................        $10.00
                                                                              ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................          0.03 (a)
Net Realized/Unrealized Gain on Investments...........................          0.25
                                                                              ------
Total from Investment Operations......................................          0.28
                                                                              ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................         (0.01)
Distributions from Net Realized Capital Gains.........................            --
                                                                              ------
Total Distributions...................................................         (0.01)
                                                                              ------
NET ASSET VALUE, END OF PERIOD........................................        $10.27
                                                                              ======
TOTAL RETURN                                                                    2.81%
Ratio of Expenses to Average Net Assets...............................          0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................          0.99%*
Ratio of Net Investment Income to Average Net Assets..................          1.47%*
Portfolio Turnover Rate...............................................           0.0%
Net Assets, End of Period (in millions)...............................        $104.5

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Strategic Growth and Income Portfolio (commenced operations November 1, 2006), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2006  % per annum     Average Daily Assets
---------                             ------------------ ----------- ----------------------------

Strategic Growth and Income Portfolio       $9,280           0.15%   First $250 Million

                                                            0.125%   $250 Million to $500 Million

                                                             0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio
                                          under current Expense  Expenses Deferred in
                                          Limitation Agreement           2006
                                         ---------------------   --------------------


                                                                 Subject to repayment
                                                                  until December 31,
Portfolio                                Class A Class B Class E         2011
---------                                ------- ------- ------- --------------------

Strategic Growth and Income Portfolio     0.15%*  0.40%   0.30%*       $36,665

* Classes not offered during the period.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                           Shares Issued
                                                              Through                Net Increase
                                      Beginning   Shares     Dividend      Shares     in Shares     Ending
                                       Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                                     --------- ---------- ------------- ----------- ------------ ----------

Strategic Growth and Income Portfolio

 Class B
 11/01/2006-12/31/2006                   --     10,165,485    10,333       (1,897)    10,173,921  10,173,921

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Strategic Growth and Income Portfolio       $--        $104,241,335        $--           $7,404

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                                          Cost     Appreciation (Depreciation)  Appreciation
-                                     ------------ ------------ -------------- --------------

Strategic Growth and Income Portfolio $104,234,137   $531,134     $(255,076)      $276,056

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                                            Ordinary  Long-Term
                                             Income  Capital Gain  Total
                                            -------- ------------ --------
                                              2006       2006      2006
                                            -------- ------------ --------

      Strategic Growth and Income Portfolio $106,224     $--      $106,224

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals     Total
                                      ------------- ------------- ------------ ------------------ --------

Strategic Growth and Income Portfolio     $220         $12,910      $276,056          $--         $289,186

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not Invest in the Underlying Portfolios for the purpose of exercising management or control; however, Investments by the Portfolio within its principal Investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolio:


                Pioneer Mid-Cap Value Portfolio - Class A 20.70%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Strategic Growth and Income Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Growth and Income Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on August 10, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Portfolio and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Gallatin Asset Management, Inc. ("Gallatin" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing Gallatin, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the proposed fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable asset allocation funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Gallatin based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreement. These factors included: Gallatin's management style and long-term performance record with comparable asset allocation funds; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board gave substantial consideration to the fees to be paid under the Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the proposed fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

It was noted that the Board had reviewed information regarding the Adviser's practices regarding best execution. The Board recognized that the Adviser is affiliated with a registered broker-dealer. It was noted that Gallatin does currently use affiliated broker dealers to execute client transactions with the Cyclical Growth ETF Portfolio and Cyclical Growth and Income ETF Portfolio, each a series of the Trust. It was noted, however, that Gallatin will not be using affiliated broker dealers to execute transactions for the Portfolio. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of the Adviser's relationship to the New Portfolios are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Gallatin's management style and performance record with comparable asset allocation models.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Gallatin was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin with comparable asset allocation funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                          MET INVESTORS SERIES TRUST


                                   Strategic
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                        FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW

Equity markets performed well in 2006. After posting significant gains in the first quarter, the stock market reversed course in May with most major domestic stock indexes posting losses in the second quarter. The third quarter was somewhat of a mixed bag with large cap stocks performing well while small and mid cap stocks posted negative returns. The equity markets ended 2006 with a strong finish in the fourth quarter. For the year, the S&P 500(R) Index posted a 15.79% return, the S&P MidCap 400(R) Index was up 10.32%, and the S&P SmallCap 600(R) Index increased 15.12%. For the first time since 1999, large cap stocks, as measured by the S&P 500(R) Index, outperformed small cap stocks, as measured by the S&P SmallCap 600(R) Index. Telecommunication services and energy were the top performing sectors in the S&P 500(R) Index during the year, while the health care and information technology sectors were the worst performers. Aided by a weakening U.S. dollar, foreign stocks as measured by the MSCI EAFE(R) Index returned 26.34% in 2006. Bonds underperformed equities for the year with the Lehman Brothers Aggregate Bond Index gaining 4.33%.

PORTFOLIO OVERVIEW

The inception date of the Portfolio is November 1, 2006. Therefore, the Portfolio was not in existence for the entire year.

OUTLOOK

Economic growth in the United States continues to slow but should continue on a positive trend. Inflation also appears to be declining, giving the Federal Reserve the latitude to lower short-term interest rates if necessary. We believe that large cap stocks remain attractive. Multiyear returns for this asset class have been somewhat limited. However, in 2006 large cap stocks had a good year, and we believe it is likely that the trend will continue, even as economic growth in the U.S. slows. We continue to include smaller allocations to mid cap, small cap, foreign developed country and foreign emerging market stocks, which diversify the Portfolio and contribute to growth opportunities. The weak U.S. dollar enhanced returns from foreign investments in 2006. Our work with regard to economic growth, inflation and monetary policy implies that dramatic declines in the U.S. dollar are unlikely.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                               Percent of
       Description                                             Net Assets
       ------------------------------------------------------------------
       MFS(R) Research International Portfolio (Class A)         15.14%
       ------------------------------------------------------------------
       Davis Venture Value Portfolio (Class A)                   14.00%
       ------------------------------------------------------------------
       T. Rowe Price Large Cap Growth Portfolio (Class A)        13.99%
       ------------------------------------------------------------------
       Jennison Growth Portfolio (Class A)                       13.88%
       ------------------------------------------------------------------
       Van Kampen Comstock Portfolio (Class A)                   13.07%
       ------------------------------------------------------------------
       Pioneer Mid-Cap Value Portfolio (Class A)                  7.93%
       ------------------------------------------------------------------
       Van Kampen Mid-Cap Growth Portfolio                        6.94%
       ------------------------------------------------------------------
       MFS(R) Emerging Markets Equity Portfolio (Class A)         5.11%
       ------------------------------------------------------------------
       Dreman Small-Cap Value Portfolio (Class A)                 4.99%
       ------------------------------------------------------------------
       Franklin Templeton Small Cap Growth Portfolio (Class A)    4.95%
       ------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                        FOR THE PERIOD ENDED 12/31/06
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     STRATEGIC GROWTH PORTFOLIO MANAGED BY
 GALLATIN ASSET MANAGEMENT, INC. VS. WILSHIRE 5000 EQUITY INDEX/1/ AND BLENDED
                                 BENCHMARK/2/
                           Growth Based on $10,000+

                                     [CHART]

                 Blended
                Benchmark           Fund        Wilshire 5000
                ---------        -------        -------------
11/01/2006      $10,000          $10,000           $10,000
12/31/2006       10,377           10,427            10,345


    -------------------------------------------------------------------
                                             Cumulative Return/3/
                                        (for the period ended 12/31/06)
    -------------------------------------------------------------------
                                              Since Inception/4/
    -------------------------------------------------------------------
--  Strategic Growth Portfolio--Class B              4.27%
    -------------------------------------------------------------------
- - Wilshire 5000 Equity Index/1/                    3.45%
    -------------------------------------------------------------------
--  Blended Benchmark/2/                             3.77%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/ Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            11/01/06*     12/31/06      11/01/06-12/31/06**
STRATEGIC GROWTH PORTFOLIO                  ------------- ------------- -------------------

  Class B
  Actual                                      $1,000.00     $1,042.70          $0.68
  Hypothetical (5% return before expenses)     1,000.00      1,007.69           0.67
------------------------------------------  ------------- ------------- -------------------

* Portfolio inception 11/01/2006.
** Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period multiplied by 61/365 (to reflect the two-month period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                   SHARES    (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio (Class A)*..... 326,654 $11,472,079
       Dreman Small-Cap Value Portfolio (Class A)... 297,076   4,090,734
       Franklin Templeton Small Cap Growth Portfolio
         (Class A)*................................. 370,996   4,058,698
       Jennison Growth Portfolio (Class A)*......... 894,564  11,369,902
       MFS(R) Emerging Markets Equity Portfolio
         (Class A).................................. 398,875   4,192,175
       MFS(R) Research International Portfolio
         (Class A).................................. 825,645  12,417,701
       Pioneer Mid-Cap Value Portfolio (Class A).... 544,495   6,501,272
       T. Rowe Price Large Cap Growth Portfolio
         (Class A)*................................. 750,547  11,460,859
       Van Kampen Comstock Portfolio (Class A)...... 896,389  10,711,851
       Van Kampen Mid-Cap Growth Portfolio
         (Class A).................................. 544,777   5,687,472
                                                             -----------
       Total Investment Company Securities
       (Cost $81,584,523)                                     81,962,743
                                                             -----------

       TOTAL INVESTMENTS - 100.0%
       (Cost $81,584,523)                                     81,962,743

       Other Assets and Liabilities (net) - 0.0%                 (24,203)
                                                             -----------

       TOTAL NET ASSETS - 100.0%                             $81,938,540
                                                             ===========

PORTFOLIO FOOTNOTES

* A Portfolio of Metropolitan Series Fund, Inc.


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

STRATEGIC GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $81,962,743
   Receivable for Trust shares sold                                        1,125,947
   Receivable from investment manager (Note 3)                                18,633
                                                                         -----------
     Total assets                                                         83,107,323
                                                                         -----------
LIABILITIES
   Payables for:
     Investments purchased                                                 1,125,867
     Trust shares redeemed                                                        80
     Distribution and services fees - Class B                                  9,623
     Investment advisory fee payable (Note 3)                                  5,774
     Administration fee payable                                                2,500
     Custodian and accounting fees payable                                     4,083
   Accrued expenses                                                           20,856
                                                                         -----------
     Total liabilities                                                     1,168,783
                                                                         -----------
NET ASSETS                                                               $81,938,540
                                                                         ===========
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $81,548,325
   Unrealized appreciation on investments                                    378,220
   Accumulated net realized gain                                              11,995
                                                                         -----------
     Total                                                               $81,938,540
                                                                         ===========
NET ASSETS
   Class B                                                               $81,938,540
                                                                         ===========
CAPITAL SHARES OUTSTANDING
   Class B                                                                 7,870,173
                                                                         ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $     10.41
                                                                         ===========

------------------------------------------------------------------------------------
* Investments at cost                                                    $81,584,523

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006*


STRATEGIC GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $127,413
                                                                          --------
       Total investment income                                             127,413
                                                                          --------
EXPENSES:
   Investment advisory fee (Note 3)                                          6,329
   Administration fees                                                       5,014
   Custody and accounting fees                                               4,083
   Distribution fee - Class B                                               10,549
   Transfer agent fees                                                       1,988
   Audit                                                                    16,400
   Legal                                                                     3,342
   Trustee fees and expenses                                                 1,337
   Insurance                                                                 2,000
   Organizational expense                                                    2,000
   Other                                                                       501
                                                                          --------
       Total expenses                                                       53,543
       Less fees waived and expenses reimbursed by the manager             (36,665)
                                                                          --------
   Net expenses                                                             16,878
                                                                          --------
   Net investment income                                                   110,535
                                                                          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                              --
       Capital gain distributions from underlying Portfolios                12,093
                                                                          --------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           12,093
                                                                          --------
   Net change in unrealized appreciation on:
       Investments                                                         378,220
                                                                          --------
   Net change in unrealized appreciation on investments                    378,220
                                                                          --------
   Net realized and unrealized gain on investments                         390,313
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $500,848
                                                                          ========

*  For the period 11/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

STRATEGIC GROWTH PORTFOLIO

                                                                         Period Ended
                                                                         December 31,
                                                                            2006*
                                                                         ------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   110,535
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                             12,093
   Net change in unrealized appreciation on investments                      378,220
                                                                         -----------
   Net increase in net assets resulting from operations                      500,848
                                                                         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                                (121,181)
                                                                         -----------
   Net decrease in net assets resulting from distributions                  (121,181)
                                                                         -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              81,444,914
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                 121,181
   Cost of shares repurchased
     Class B                                                                  (7,222)
                                                                         -----------
   Net increase in net assets from capital share transactions             81,558,873
                                                                         -----------
TOTAL INCREASE IN NET ASSETS                                              81,938,540
   Net assets at beginning of period                                              --
                                                                         -----------
   Net assets at end of period                                           $81,938,540
                                                                         ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $        --
                                                                         ===========

* For the period 11/01/2006 (Commencement of Operations) through 12/31/2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE PERIOD ENDED:

                                                                        CLASS B
STRATEGIC GROWTH PORTFOLIO                                        --------------------
                                                                  FOR THE PERIOD ENDED
                                                                  DECEMBER 31, 2006(B)
                                                                  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................        $10.00
                                                                         ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................          0.05 (a)
Net Realized/Unrealized Gain on Investments......................          0.38
                                                                         ------
Total from Investment Operations.................................          0.43
                                                                         ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................         (0.02)
Distributions from Net Realized Capital Gains....................            --
                                                                         ------
Total Distributions..............................................         (0.02)
                                                                         ------
NET ASSET VALUE, END OF PERIOD...................................        $10.41
                                                                         ======
TOTAL RETURN                                                               4.27%
Ratio of Expenses to Average Net Assets..........................          0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................          1.27%*
Ratio of Net Investment Income to Average Net Assets.............          2.62%*
Portfolio Turnover Rate..........................................           0.0%(c)
Net Assets, End of Period (in millions)..........................         $81.9

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.
(c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to no sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Strategic Growth Portfolio (commenced operations November 1, 2006), which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                            Management Fees
                           earned by Manager
                           for the year ended
Portfolio                  December 31, 2006  % per annum     Average Daily Assets
---------                  ------------------ ----------- ----------------------------

Strategic Growth Portfolio       $6,329           0.15%   First $250 Million

                                                 0.125%   $250 Million to $500 Million

                                                  0.10%   Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                            Maximum Expense Ratio
                            under current Expense           Expenses Deferred in
                            Limitation Agreement                    2006
                           ---------------------   ---------------------------------------


                                                   Subject to repayment until December 31,
Portfolio                  Class A Class B Class E                  2011
---------                  ------- ------- ------- ---------------------------------------

Strategic Growth Portfolio  0.15%*  0.40%   0.30%*                 $36,665

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                               Shares Issued
                                                  Through                Net Increase
                           Beginning  Shares     Dividend      Shares     in Shares    Ending
                            Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                          --------- --------- ------------- ----------- ------------ ---------

Strategic Growth Portfolio

 Class B
 11/01/2006-12/31/2006        --     7,859,271    11,596        (694)     7,870,173   7,870,173

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                     Purchases                        Sales
                           ------------------------------ ------------------------------
                           U.S. Government Non-Government U.S. Government Non-Government
                           --------------- -------------- --------------- --------------

Strategic Growth Portfolio       $--        $81,584,523         $--            $--

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                            Federal       Gross         Gross
                           Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                     Cost     Appreciation (Depreciation)  Appreciation
---------                  ----------- ------------ -------------- --------------

Strategic Growth Portfolio $81,584,523   $542,391     $(164,171)      $378,220

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the period ended December 31, 2006 was as follows:

                              Ordinary Income Long-Term Capital Gain  Total
                              --------------- ---------------------- --------
                                   2006                2006           2006
                              --------------- ---------------------- --------

   Strategic Growth Portfolio    $121,083              $98           $121,181

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                           Undistributed Undistributed     Net
                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                              Income         Gain      Appreciation   and Deferrals     Total
                           ------------- ------------- ------------ ------------------ --------

Strategic Growth Portfolio      $--         $11,995      $378,220          $--         $390,215

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of an Underlying Portfolio's net assets. At the end of the period, the Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios:


              Pioneer Mid-Cap Value Portfolio - Class A     16.20%

              Van Kampen Mid-Cap Growth Portfolio - Class A  7.10%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Strategic Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Growth Portfolio of Met Investors Series Trust as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

At a meeting of the Board of Trustees of the Trust held on August 10, 2006, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Portfolio and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Gallatin Asset Management, Inc. ("Gallatin" or the "Adviser").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing Gallatin, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the proposed fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the total expense ratio was below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio. After comparing the fees with those of comparable asset allocation funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent legal counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Gallatin based on a number of factors relating to Gallatin's ability to perform under the Advisory Agreement. These factors included: Gallatin's management style and long-term performance record with comparable asset allocation funds; Gallatin's current level of staffing and its overall resources; Gallatin's financial condition; and Gallatin's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process. The Board also reviewed a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's proposed expenses and fees to comparable mutual funds.

The Board gave substantial consideration to the fees to be paid under the Advisory Agreement. In this connection, the Board evaluated Gallatin's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Gallatin in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. After comparing the proposed fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Gallatin, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

It was noted that the Board had reviewed information regarding the Adviser's practices regarding best execution. The Board recognized that the Adviser is affiliated with a registered broker-dealer. It was noted that Gallatin does currently use affiliated broker dealers to execute client transactions with the Cyclical Growth ETF Portfolio and Cyclical Growth and Income ETF Portfolio, each a series of the Trust. It was noted, however, that Gallatin will not be using affiliated broker dealers to execute transactions for the Portfolio. The Board concluded that the benefits accruing to Gallatin and its affiliates by virtue of the Adviser's relationship to the New Portfolios are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Gallatin's management style and performance record with comparable asset allocation models.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement would be paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Gallatin was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Gallatin with comparable asset allocation funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                          MET INVESTORS SERIES TRUST


                             T. Rowe Price Mid-Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE

The Portfolio trailed the Russell Midcap(R) Growth Index in the one-year period. Stock selection, especially in information technology, was the primary detractor, and the impact of sector weightings was also negative. Stock selection in the consumer discretionary sector and an overweight in telecommunication services benefited relative performance.

MARKET ENVIRONMENT

Despite a sharp decline from mid-May through mid-June, U.S. stocks rose strongly in 2006, the market's fourth consecutive year of gains since the end of the 2000-2002 bear market. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year. Small-cap stocks outpaced their large-cap peers over the last 12 months; mid-cap shares lagged both segments.

PORTFOLIO REVIEW

Stock selection in Internet software and services, IT services, and semiconductors and semiconductor equipment hindered relative performance in information technology. Global media company CNET Networks reported disappointing earnings, hurt by stock option expenses and other costs. The company also cut its profit forecasts. We used the weakness to add to our position given the secular trends of online media. CheckFree, the dominant provider of online bill payment services, also struggled this year after reporting two consecutive quarters of disappointing transaction growth. We used this opportunity to add to our position in the stock. The online bill pay market is far from saturated, and continued broadband penetration should promote additional online bill payments. Technology spending stands at nearly a ten-year low, a level that is likely unsustainable for businesses. Tech valuations are supportive, free cash flow is strong, and we remain constructive and overweight.

Our weighting in the materials sector detracted from relative results, as our lack of exposure to companies leveraged to steel and copper hurt. Increasing commodity prices and ongoing merger and acquisition activity have fueled growth in the materials sector. In financials, our holdings performed well on an absolute basis, but failed to keep pace with those in the benchmark. Additionally, our lack of exposure to real estate investment trusts, which have performed exceptionally well this year, also detracted.

Within the consumer discretionary sector, stock selection in household durables, media, and specialty retail aided relative performance. In particular, our positions in GPS equipment maker Garmin and gaming operator Wynn Resorts were good absolute and relative contributors.

Our overweight in the telecommunication services sector also benefited relative performance, driven by our exposure to wireless telecommunication services. The sector was the best performer in the Portfolio and Index for the period. Growth in wireless continues to be strong as recent wireless spectrum auctions and 3G license grants in developing countries fuel the next leg of growth.

OUTLOOK

Overall, we remain optimistic about the Portfolio's prospects, even as we are somewhat guarded about the economic environment. We will continue to utilize the same techniques for finding reasonably priced growth stocks that have served us well in the past.

BRIAN W. H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Roper Industries, Inc.             1.71%
                  -------------------------------------------
                  Rockwell Collins, Inc.             1.55%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.47%
                  -------------------------------------------
                  Cephalon, Inc.                     1.40%
                  -------------------------------------------
                  Manpower, Inc.                     1.35%
                  -------------------------------------------
                  Crown Castle International Corp.   1.32%
                  -------------------------------------------
                  Amazon.com, Inc.                   1.25%
                  -------------------------------------------
                  XTO Energy, Inc.                   1.23%
                  -------------------------------------------
                  EOG Resources, Inc.                1.23%
                  -------------------------------------------
                  International Game Technology      1.23%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06
                         [CHART]

Non-Cyclical                                 23.7%
Communications                               18.6%
Technology                                   15.0%
Industrials                                  13.1%
Cyclical                                     13.0%
Energy                                        9.7%
Financials                                    6.0%
Basic Materials                               0.9%




--------------------------------------------------------------------------------
                                      1

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
     T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                Russell
                                Mid Cap
   Date           Fund          Growth
----------       -------        -------
 2/12/2001       $10,000        $10,000
12/31/2001         8,340          8,238
12/31/2002         4,668          5,981
12/31/2003         6,378          8,535
12/31/2004         7,515          9,855
12/31/2005         8,613         11,047
12/31/2006         9,145         12,225




    --------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the year ended 12/31/06)
    --------------------------------------------------------------
                                                         Since
                                 1 year 3 Year 5 Year Inception/3/
    --------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A            6.56% 13.09% 2.12%    -0.85%
--  Class B                       6.16% 12.76% 1.86%    -1.51%
    Class E                       6.38% 12.89% 1.94%     4.26%
    --------------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                     10.66% 12.73% 8.22%     1.95%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,054.20        $4.19
  Hypothetical (5% return before expenses)     1,000.00      1,021.12         4.13
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,052.60         5.48
  Hypothetical (5% return before expenses)     1,000.00      1,019.86         5.40
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,053.50         4.97
  Hypothetical (5% return before expenses)     1,000.00      1,020.37         4.89
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81%, 1.06%, and 0.96% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.2%
          AEROSPACE & DEFENSE - 2.7%
          AerCap Holdings NV*..................  99,300 $   2,301,774
          Alliant Techsystems, Inc.*(a)........  80,000     6,255,200
          Rockwell Collins, Inc................ 212,000    13,417,480
          Spirit Aerosystems Holdings, Inc.*...  44,800     1,499,456
                                                        -------------
                                                           23,473,910
                                                        -------------
          AIRLINES - 1.0%
          Southwest Airlines Co................ 546,000     8,364,720
                                                        -------------
          AUTOMOTIVE - 0.7%
          CarMax, Inc.*(a)..................... 115,000     6,167,450
                                                        -------------
          BANKS - 0.2%
          SVB Financial Group*(a)..............  33,000     1,538,460
                                                        -------------
          BEVERAGES - 0.4%
          Cott Corp.*(a)....................... 215,000     3,076,650
                                                        -------------
          BIOTECHNOLOGY - 0.8%
          Gilead Sciences, Inc.*...............  55,000     3,571,150
          PDL BioPharma, Inc.*(a).............. 123,000     2,477,220
          Qiagen N.V.*(a)......................  85,000     1,286,050
                                                        -------------
                                                            7,334,420
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 6.1%
          aQuantive, Inc.*(a).................. 212,000     5,227,920
          ChoicePoint, Inc.*................... 162,000     6,379,560
          Cogent, Inc.*(a)..................... 182,000     2,003,820
          Global Payments, Inc................. 112,000     5,185,600
          Iron Mountain, Inc.*(a).............. 174,000     7,193,160
          Manpower, Inc........................ 156,000    11,689,080
          MoneyGram International, Inc......... 162,000     5,080,320
          Resources Connection, Inc.*..........  49,000     1,560,160
          Robert Half International, Inc....... 103,000     3,823,360
          United Rentals, Inc.*(a)............. 197,000     5,009,710
                                                        -------------
                                                           53,152,690
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 2.4%
          American Standard Cos., Inc.(a)...... 136,000     6,235,600
          Ciena Corp.*(a)...................... 112,000     3,103,520
          Comverse Technology, Inc.*........... 113,000     2,385,430
          Harris Corp.......................... 194,000     8,896,840
                                                        -------------
                                                           20,621,390
                                                        -------------
          COMPUTER SOFTWARE & PROCESSING - 0.5%
          Jack Henry & Associates, Inc......... 189,000     4,044,600
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.1%
          Seagate Technology...................  56,000     1,484,000
          Symbol Technologies, Inc............. 536,000     8,007,840
                                                        -------------
                                                            9,491,840
                                                        -------------
          EDUCATION - 0.5%
          Laureate Education, Inc.*(a).........  81,000     3,939,030
                                                        -------------

       ---------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ---------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.1%
       Danaher Corp.(a)............................  59,500 $   4,310,180
       Dolby Laboratories, Inc.*................... 125,000     3,877,500
       Flextronics International, Ltd.*(a)......... 470,000     5,395,600
       FLIR Systems, Inc.*(a)...................... 205,000     6,525,150
       Harman International Industries, Inc.(a)....  96,000     9,591,360
       Jabil Circuit, Inc.(a)...................... 242,000     5,941,100
       Spansion, Inc.*............................. 157,000     2,333,020
       Xilinx, Inc................................. 274,000     6,523,940
                                                            -------------
                                                               44,497,850
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 2.3%
       Cameron International Corp.*................ 111,000     5,888,550
       FMC Technologies, Inc.*..................... 154,000     9,491,020
       Sunpower Corp. - Class A*(a)................  66,000     2,453,220
       TETRA Technologies, Inc.*...................  87,000     2,225,460
                                                            -------------
                                                               20,058,250
                                                            -------------
       FINANCIAL - DIVERSIFIED - 4.2%
       E*TRADE Financial Corp.*.................... 280,900     6,297,778
       Fidelity National Information Services, Inc. 111,000     4,449,990
       IntercontinentalExchange, Inc.*.............  35,900     3,873,610
       Investors Financial Services Corp.(a)....... 100,000     4,267,000
       Legg Mason, Inc.(a).........................  52,000     4,942,600
       Nuveen Investments - Class A(a)............. 102,000     5,291,760
       Eaton Vance Corp............................ 215,000     7,097,150
                                                            -------------
                                                               36,219,888
                                                            -------------
       FOOD & DRUG RETAILING - 0.7%
       Shoppers Drug Mart Corp.....................  98,300     4,225,027
       Whole Foods Market, Inc.....................  41,000     1,924,130
                                                            -------------
                                                                6,149,157
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
       C.R. Bard, Inc.(a)..........................  35,000     2,903,950
       Edwards Lifesciences Corp.*................. 171,000     8,043,840
       Gen-Probe, Inc.*............................  82,000     4,294,340
       ResMed, Inc.*(a)............................  58,000     2,854,760
       St. Jude Medical, Inc.*..................... 137,000     5,008,720
       Thermo Electron Corp.*...................... 116,000     5,253,640
                                                            -------------
                                                               28,359,250
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 5.5%
       Community Health Systems, Inc.*............. 160,000     5,843,200
       Coventry Health Care, Inc.*.................  56,000     2,802,800
       DaVita, Inc.*...............................  56,300     3,202,344
       Express Scripts, Inc.*......................  74,000     5,298,400
       Health Management Associates, Inc. - Class A 239,000     5,045,290
       Health Net, Inc.*........................... 110,000     5,352,600
       Laboratory Corp. of America Holdings*.......  43,000     3,159,210
       Manor Care, Inc.(a)......................... 218,000    10,228,560
       Omnicare, Inc.(a)........................... 166,000     6,412,580
                                                            -------------
                                                               47,344,984
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 3.4%
        Cheesecake Factory, Inc. (The)*(a)....... 147,000 $   3,616,200
        International Game Technology............ 231,000    10,672,200
        P.F. Chang's China Bistro, Inc.*(a)......  67,000     2,571,460
        Panera Bread Co.*(a).....................  29,000     1,621,390
        Tim Hortons, Inc.(a)..................... 137,000     3,967,520
        Wynn Resorts, Ltd.(a)....................  77,000     7,226,450
                                                          -------------
                                                             29,675,220
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 2.4%
        ITT Industries, Inc...................... 108,000     6,136,560
        Roper Industries, Inc.................... 294,000    14,770,560
                                                          -------------
                                                             20,907,120
                                                          -------------
        INSURANCE - 1.9%
        Assurant, Inc.(a)........................ 114,000     6,298,500
        Axis Capital Holdings, Ltd............... 182,000     6,073,340
        Principal Financial Group, Inc...........  68,000     3,991,600
                                                          -------------
                                                             16,363,440
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 4.9%
        Amazon.com, Inc.*(a)..................... 273,000    10,772,580
        CheckFree Corp.*......................... 171,000     6,867,360
        CNET Networks, Inc.*(a).................. 479,000     4,354,110
        Juniper Networks, Inc.*(a)............... 432,000     8,182,080
        McAfee, Inc.*............................ 134,000     3,802,920
        Monster Worldwide, Inc.*................. 179,000     8,348,560
                                                          -------------
                                                             42,327,610
                                                          -------------
        IT CONSULTING & SERVICES - 2.4%
        CACI International, Inc. - Class A*(a)...  98,000     5,537,000
        DST Systems, Inc.*....................... 170,000    10,647,100
        HIS, Inc.*...............................  71,100     2,807,028
        SAIC, Inc.*..............................  90,400     1,608,216
                                                          -------------
                                                             20,599,344
                                                          -------------
        MACHINERY - 0.9%
        Oshkosh Truck Corp....................... 161,000     7,795,620
                                                          -------------
        MANUFACTURING - 1.2%
        AMETEK, Inc.............................. 327,000    10,411,680
                                                          -------------
        MEDIA - 5.0%
        Catalina Marketing Corp.................. 189,000     5,197,500
        Clear Channel Outdoor Holdings, Inc.*(a). 125,400     3,499,914
        Discovery Holding Co.*(a)................ 320,500     5,156,845
        Dreamworks Animation SKG, Inc. - Class A* 121,000     3,568,290
        EchoStar Communications Corp.*...........  82,000     3,118,460
        Lamar Advertising Co. - Class A*(a)...... 195,000    12,751,050
        Rogers Communications, Inc. - Class B.... 175,000    10,430,000
                                                          -------------
                                                             43,722,059
                                                          -------------
        METALS & MINING - 2.0%
        CONSOL Energy, Inc....................... 259,000     8,321,670
        Foundation Coal Holdings, Inc............  83,000     2,636,080

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - CONTINUED
        Newmont Mining Corp......................  56,000 $   2,528,400
        Teck Cominco, Ltd........................  56,400     4,249,740
                                                          -------------
                                                             17,735,890
                                                          -------------
        OIL & GAS - 5.7%
        BJ Services Co.(a)....................... 355,000    10,408,600
        CNX Gas Corp.*(a)........................  30,400       775,200
        EOG Resources, Inc....................... 171,000    10,678,950
        Murphy Oil Corp.(a)...................... 116,000     5,898,600
        Smith International, Inc.(a)............. 255,000    10,472,850
        XTO Energy, Inc.......................... 227,000    10,680,350
                                                          -------------
                                                             48,914,550
                                                          -------------
        PHARMACEUTICALS - 7.4%
        Alkermes, Inc.*(a)....................... 191,000     2,553,670
        Amylin Pharmaceuticals, Inc.*(a).........  32,000     1,154,240
        Barr Pharmaceuticals, Inc.*.............. 164,000     8,219,680
        Cephalon, Inc.*(a)....................... 172,000    12,110,520
        Elan Corp. Plc (ADR)*(a)................. 430,000     6,342,500
        Human Genome Sciences, Inc.*(a).......... 183,000     2,276,520
        MedImmune, Inc.*(a)...................... 329,000    10,649,730
        OSI Pharmaceuticals, Inc.*(a)............  69,000     2,413,620
        Sepracor, Inc.*(a)....................... 112,000     6,896,960
        Theravance, Inc.*(a).....................  86,000     2,656,540
        Valeant Pharmaceuticals International(a). 254,000     4,378,960
        Vertex Pharmaceuticals, Inc.*(a)......... 128,000     4,789,760
                                                          -------------
                                                             64,442,700
                                                          -------------
        RETAIL - SPECIALTY - 4.2%
        Advance Auto Parts, Inc.................. 154,000     5,476,240
        Bed Bath & Beyond, Inc.*................. 172,000     6,553,200
        Best Buy Co., Inc........................ 102,000     5,017,380
        MSC Industrial Direct Co., Inc. - Class A  28,000     1,096,200
        O' Reilly Automotive, Inc.*(a)........... 199,000     6,379,940
        PetSmart, Inc............................ 300,000     8,658,000
        Williams-Sonoma, Inc.(a)................. 108,000     3,395,520
                                                          -------------
                                                             36,576,480
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.6%
        Altera Corp.*............................ 352,000     6,927,360
        Fairchild Semiconductor International,
          Inc.*.................................. 129,000     2,168,490
        First Solar, Inc.*.......................  70,400     2,097,920
        Intersil Corp. - Class A................. 288,000     6,888,960
        Marvell Technology Group, Ltd.*.......... 457,000     8,769,830
        Microchip Technology, Inc.(a)............ 177,000     5,787,900
        National Semiconductor Corp.............. 218,000     4,948,600
        PMC-Sierra, Inc.*(a)..................... 571,000     3,831,410
        Teradyne, Inc.*(a)....................... 449,000     6,717,040
                                                          -------------
                                                             48,137,510
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           SOFTWARE - 5.8%
           Adobe Systems, Inc.*................ 124,000 $   5,098,880
           Amdocs, Ltd.*....................... 198,000     7,672,500
           Autodesk, Inc.*..................... 113,000     4,571,980
           Avid Technology, Inc.*(a)........... 129,000     4,806,540
           Intuit, Inc.*....................... 117,000     3,569,670
           NAVTEQ Corp.*(a).................... 190,000     6,644,300
           Red Hat, Inc.*(a)................... 274,000     6,302,000
           Salesforce.com, Inc.*...............  37,000     1,348,650
           VeriSign, Inc.*(a).................. 426,000    10,245,300
                                                        -------------
                                                           50,259,820
                                                        -------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
           ADTRAN, Inc.(a)..................... 109,000     2,474,300
           Garmin, Ltd.(a).....................  68,000     3,784,880
           Time Warner Telecom, Inc. - Class A* 256,000     5,102,080
           XM Satellite Radio Holdings, Inc. -
             Class A*(a)....................... 456,000     6,589,200
                                                        -------------
                                                           17,950,460
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 3.5%
           American Tower Corp. - Class A*..... 272,000    10,140,160
           Crown Castle International Corp.*(a) 354,000    11,434,200
           Leap Wireless International, Inc.*.. 109,000     6,482,230
           SBA Communications Corp.*(a)........  82,000     2,255,000
                                                        -------------
                                                           30,311,590
                                                        -------------
           TRADING COMPANIES & DISTRIBUTORS - 0.6%
           Fastenal Co.(a)..................... 135,000     4,843,800
                                                        -------------
           TRANSPORTATION - 0.8%
           UTI Worldwide, Inc.(a).............. 224,000     6,697,600
                                                        -------------
           Total Common Stocks
           (Cost $686,581,410)                            841,507,032
                                                        -------------

           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ---------------------------------------------------------

           SHORT-TERM INVESTMENTS - 2.8%
           T. Rowe Price Government Reserve
           Investment Fund**
           (Cost $23,538,429)               23,538,429 $  23,538,429
                                                       -------------

           TOTAL INVESTMENTS - 100.0%
           (Cost $710,119,839)                           865,045,461

           Other Assets and Liabilities (net) - 0.0%         342,153
                                                       -------------

           TOTAL NET ASSETS - 100.0%                   $ 865,387,614
                                                       =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated issuer. See Note 3 for additional information.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $151,631,765 and the collateral received consisted of cash in the amount of $155,486,715.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $  865,045,461
   Collateral on securities on loan                                         155,486,715
   Receivable for investments sold                                            1,898,012
   Receivable for Trust shares sold                                             534,499
   Dividends receivable                                                         248,858
   Interest receivable                                                           94,933
                                                                         --------------
     Total assets                                                         1,023,308,478
                                                                         --------------
LIABILITIES
   Due to bank cash denominated in foreign currencies**                         758,566
   Payables for:
     Investments purchased                                                      345,697
     Trust shares redeemed                                                      459,685
     Distribution and services fees--Class B                                     98,679
     Distribution and services fees--Class E                                      3,240
     Collateral on securities on loan                                       155,486,715
     Investment advisory fee payable (Note 3)                                   546,892
     Administration fee payable                                                   8,429
     Custodian and accounting fees payable                                      137,806
   Accrued expenses                                                              75,155
                                                                         --------------
     Total liabilities                                                      157,920,864
                                                                         --------------
NET ASSETS                                                               $  865,387,614
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $  666,709,857
   Accumulated net realized gain                                             42,141,446
   Unrealized appreciation on investments                                   154,926,966
   Undistributed net investment income                                        1,609,345
                                                                         --------------
     Total                                                               $  865,387,614
                                                                         ==============
NET ASSETS
   Class A                                                               $  386,762,068
                                                                         ==============
   Class B                                                                  453,618,401
                                                                         ==============
   Class E                                                                   25,007,145
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   44,154,207
                                                                         ==============
   Class B                                                                   52,647,327
                                                                         ==============
   Class E                                                                    2,883,542
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $         8.76
                                                                         ==============
   Class B                                                                         8.62
                                                                         ==============
   Class E                                                                         8.67
                                                                         ==============

----------------------------------------------------------------------------------------
* Investments at cost                                                    $  710,119,839
**Cost of cash denominated in foreign currencies                               (766,220)

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 7,178,533
   Interest (2)                                                               532,186
   Income earned from affiliated transactions                               1,570,212
                                                                          -----------
       Total investment income                                              9,280,931
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,035,838
   Administration fees                                                        101,665
   Custody and accounting fees                                                287,358
   Distribution fee--Class B                                                1,132,333
   Distribution fee--Class E                                                   39,629
   Transfer agent fees                                                         76,766
   Audit                                                                       26,256
   Legal                                                                       42,028
   Trustee fees and expenses                                                   13,974
   Shareholder reporting                                                       50,647
   Insurance                                                                   14,735
   Other                                                                       10,500
                                                                          -----------
       Total expenses                                                       7,831,729
       Less fees waived and expenses reimbursed by the manager               (107,536)
       Less broker commission recapture                                       (71,263)
                                                                          -----------
   Net expenses                                                             7,652,930
                                                                          -----------
   Net investment income                                                    1,628,001
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                         42,535,694
       Foreign currency                                                        (8,337)
                                                                          -----------
   Net realized gain on investments and foreign currency                   42,527,357
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          5,413,703
                                                                          -----------
   Net change in unrealized appreciation on investments                     5,413,703
                                                                          -----------
   Net realized and unrealized gain on investments foreign currency        47,941,060
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $49,569,061
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    38,512
(2)Interest income includes net security lending income of:                   509,316

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                          $  1,628,001  $ (1,419,635)
   Net realized gain on investments and foreign currency                   42,527,357    27,433,324
   Net change in unrealized appreciation on investments                     5,413,703    60,461,149
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    49,569,061    86,474,838
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (9,673,087)   (5,461,986)
     Class B                                                              (15,221,389)   (9,053,591)
     Class E                                                                 (915,496)     (540,525)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (25,809,972)  (15,056,102)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              155,626,079   104,028,840
     Class B                                                               69,550,080    67,933,231
     Class E                                                                5,686,840     4,560,665
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                9,673,087     5,461,986
     Class B                                                               15,221,389     9,053,591
     Class E                                                                  915,496       540,525
   Cost of shares repurchased
     Class A                                                              (48,106,132)  (23,738,562)
     Class B                                                              (65,964,263)  (41,260,267)
     Class E                                                               (7,545,503)   (3,649,516)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             135,057,073   122,930,493
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              158,816,162   194,349,229
   Net assets at beginning of Period                                      706,571,452   512,222,223
                                                                         ------------  ------------
   Net assets at end of Period                                           $865,387,614  $706,571,452
                                                                         ============  ============
   Net assets at end of period includes undistributed (distributions
       in excess of) net investment income                               $  1,609,345  $       (324)
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS A
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006       2005       2004        2003
                                                                         ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.49     $ 7.55     $ 6.39      $ 4.66
                                                                         ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................   0.03 (a)  (0.01)(a)  (0.03)(a)   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.53       1.13       1.19        1.75
                                                                         ------     ------     ------      ------
Total from Investment Operations........................................   0.56       1.12       1.16        1.73
                                                                         ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................     --         --         --          --
Distributions from Net Realized Capital Gains...........................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
Total Distributions.....................................................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.76     $ 8.49     $ 7.55      $ 6.39
                                                                         ======     ======     ======      ======
TOTAL RETURN                                                               6.56%     14.87 %    18.15 %     37.12 %
Ratio of Expenses to Average Net Assets**...............................   0.81%      0.80 %     0.90 %      0.91 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        0.83 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.81%      0.81 %     0.83 %(b)   0.92 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.32%     (0.08)%    (0.41)%     (0.37)%
Portfolio Turnover Rate.................................................   33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions)................................. $386.8     $258.6     $145.7       $34.8

                                                                                                  CLASS B
                                                                         ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006       2005       2004        2003
                                                                         ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.38     $ 7.47     $ 6.34      $ 4.64
                                                                         ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................   0.01 (a)  (0.03)(a)  (0.05)(a)   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.52       1.12       1.18        1.74
                                                                         ------     ------     ------      ------
Total from Investment Operations........................................   0.53       1.09       1.13        1.70
                                                                         ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................     --         --         --          --
Distributions from Net Realized Capital Gains...........................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
Total Distributions.....................................................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.62     $ 8.38     $ 7.47      $ 6.34
                                                                         ======     ======     ======      ======
TOTAL RETURN                                                               6.16%     14.63 %    17.82 %     36.64 %
Ratio of Expenses to Average Net Assets**...............................   1.05%      1.05 %     1.16 %      1.18 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        1.12 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.06%      1.06 %     1.07 %(b)   1.16 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.12%     (0.34)%    (0.69)%     (0.64)%
Portfolio Turnover Rate.................................................   33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions)................................. $453.6     $422.6     $345.0      $307.7

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  8.37
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (3.66)
                                                                         -------
Total from Investment Operations........................................   (3.68)
                                                                         -------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................   (0.03)
                                                                         -------
Total Distributions.....................................................   (0.03)
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  4.66
                                                                         =======
TOTAL RETURN                                                              (44.00)%
Ratio of Expenses to Average Net Assets**...............................    0.80 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    0.73 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.10 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   (0.34)%
Portfolio Turnover Rate.................................................   157.2 %
Net Assets, End of Period (in millions).................................   $16.0


                                                                         --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  8.34
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................................   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (3.64)
                                                                         -------
Total from Investment Operations........................................   (3.67)
                                                                         -------
LESS DISTRIBUTIONS:
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................   (0.03)
                                                                         -------
Total Distributions.....................................................   (0.03)
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  4.64
                                                                         =======
TOTAL RETURN                                                              (44.04)%
Ratio of Expenses to Average Net Assets**...............................    1.05 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    0.96 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.41 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   (0.54)%
Portfolio Turnover Rate.................................................   157.2 %
Net Assets, End of Period (in millions).................................   $62.6

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                  CLASS E
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   ---------------------------------------------
                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------
                                                                            2006       2005       2004        2003
                                                                         ------     ------     ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 8.42     $ 7.50     $ 6.36      $ 4.65
                                                                         ------     ------     ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................   0.02 (a)  (0.02)(a)  (0.04)(a)   (0.03)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   0.52       1.12       1.18        1.74
                                                                         ------     ------     ------      ------
Total from Investment Operations........................................   0.54       1.10       1.14        1.71
                                                                         ------     ------     ------      ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --         --         --          --
Distributions from Net Realized Capital Gains...........................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
Total Distributions.....................................................  (0.29)     (0.18)        --          --
                                                                         ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD.......................................... $ 8.67     $ 8.42     $ 7.50      $ 6.36
                                                                         ======     ======     ======      ======
TOTAL RETURN                                                               6.38%     14.70 %    17.92 %     36.77 %
Ratio of Expenses to Average Net Assets**...............................   0.95%      0.95 %     1.05 %      1.08 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    N/A        N/A        N/A        1.01 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.96%      0.96 %     0.97 %(b)   1.06 %(b)
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.22%     (0.24)%    (0.57)%     (0.54)%
Portfolio Turnover Rate.................................................   33.7%      23.0 %     51.7 %      56.5 %
Net Assets, End of Period (in millions).................................  $25.0      $25.4      $21.5       $10.8

SELECTED PER SHARE DATA FOR THE YEAR ENDED:


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO                                   --------

                                                                         --------
                                                                            2002
                                                                         -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  8.36
                                                                         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)............................................   (0.02)(a)
Net Realized/Unrealized Gain (Loss) on Investments......................   (3.66)
                                                                         -------
Total from Investment Operations........................................   (3.68)
                                                                         -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................      --
Distributions from Net Realized Capital Gains...........................   (0.03)
                                                                         -------
Total Distributions.....................................................   (0.03)
                                                                         -------
NET ASSET VALUE, END OF PERIOD.......................................... $  4.65
                                                                         =======
TOTAL RETURN                                                              (44.05)%
Ratio of Expenses to Average Net Assets**...............................    0.95 %
Ratio of Expenses to Average Net Assets After Broker Rebates**..........    0.84 %
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.34 %
Ratio of Net Investment Income (Loss) to Average Net Assets.............   (0.38)%
Portfolio Turnover Rate.................................................   157.2 %
Net Assets, End of Period (in millions).................................    $2.1

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes effect of Deferred Expense Reimbursement

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is T. Rowe Price Mid-Cap Growth Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A, B and E Shares are offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with T. Rowe Price Associates, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2006  % per annum Average Daily Assets
---------                              ------------------ ----------- --------------------

T. Rowe Price Mid-Cap Growth Portfolio     $6,035,838        0.75%            All

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         T. Rowe Price Mid-Cap Growth Portfolio  0.90%   1.15%   1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective February 17, 2005, T. Rowe Price Associates, Inc. ("T. Rowe Price") has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. ("MSF") in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and MSF in the aggregate and
(iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period January 1 through December 31, 2006 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,500,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements,

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

At or during the period ended December 31, 2006 the Portfolio held the following securities of affiliated issuers, respectively:

                                                                                                            Income earned
                                                           Shares                                           from affiliate
                                                          purchased        Shares sold                        during the
                                   Number of shares      during the        during the         Number of      period ended
                                 held at December 31,   period ended      period ended     shares held at    December 31,
Security Description                     2005         December 31, 2006 December 31, 2006 December 31, 2006      2006
--------------------             -------------------- ----------------- ----------------- ----------------- --------------

T. Rowe Price Government Reserve
  Investment Fund                     28,396,587         179,581,488       184,839,646       23,138,429       $1,570,212

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                             Shares Issued             Net Increase
                                                                Through                 (Decrease)
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

T. Rowe Price Mid-Cap Growth Portfolio

 Class A
 12/31/2006                            30,457,763 18,178,947   1,100,465   (5,582,968)  13,696,443  44,154,207
 12/31/2005                            19,294,635 13,534,776     639,577   (3,011,225)  11,163,128  30,457,763

 Class B
 12/31/2006                            50,437,152  8,257,663   1,757,666   (7,805,154)   2,210,175  52,647,327
 12/31/2005                            46,163,851  8,706,109   1,073,973   (5,506,781)   4,273,301  50,437,152

 Class E
 12/31/2006                             3,014,778    660,484     105,109     (896,829)    (131,236)  2,883,542
 12/31/2005                             2,861,385    571,278      63,741     (481,626)     153,393   3,014,778

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio       $--        $393,309,388        $--        $260,577,087

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                         Federal       Gross         Gross
                                        Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                  Cost     Appreciation (Depreciation)  Appreciation
---------                              ------------ ------------ -------------- --------------

T. Rowe Price Mid-Cap Growth Portfolio $710,394,991 $170,659,860  $(16,009,390)  $154,650,470

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        T. Rowe Price Mid-Cap Growth Portfolio $151,631,765 $155,486,715

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                       Ordinary Income Long-Term Capital Gain           Total
                                       --------------- ----------------------- -----------------------
                                          2006    2005    2006        2005        2006        2005
                                       ---------- ---- ----------- ----------- ----------- -----------

T. Rowe Price Mid-Cap Growth Portfolio $2,981,342 $--  $22,828,630 $15,056,102 $25,809,972 $15,056,102

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
                                       ------------- ------------- ------------ ------------------ ------------

T. Rowe Price Mid-Cap Growth Portfolio  $5,753,453    $38,272,490  $154,651,814        $--         $198,677,757

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of T. Rowe Price Mid-Cap Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
T. Rowe Price Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                            Third Avenue Small Cap
                                Value Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

For the twelve months ended December 31, 2006, the Met Investors Series Trust--Third Avenue Small Cap Value Portfolio ("the Portfolio") Class A appreciated by 13.38%, compared to increases of 15.79%, 18.37% and 23.48%, for the S&P 500(R) Index/1/, Russell 2000(R) Index/2/ and Russell 2000(R) Value Index, respectively. The positive absolute performance during 2006 was driven by takeover / going-private activity among numerous Portfolio holdings (see below), and by meaningful appreciation from several other holdings, including Forest City Enterprises (up 54%), Agrium (up 43%), CommScope (up 51%), and Brookfield Asset Management (up 44%). These positive contributions to performance were partially offset by declines in other holdings, including Handleman (down 45%), Fording Canadian Coal Trust (down 40%), Superior Industries (down 13%), The St. Joe Company (down 20%), and Alexander and Baldwin (down 18%). In each case, we remain comfortable with the financial position and long-term outlook of the company.

During 2006, we initiated 15 new positions and eliminated 13 existing positions, increasing the number of holdings in the Portfolio to 82. We continued to focus on individual opportunities in various industries that met our "Safe and Cheap/3/" investment criteria. At times during the year, negative market sentiment surrounded some of the Portfolio's oil and gas exploration and production ("E&P/4/") holdings, such as Pogo Producing Company, Comstock Resources, and St. Mary Land and Exploration, due primarily to volatile commodity prices. However, we remain optimistic about the long-term outlooks for our oil and gas E&P holdings, as they are currently trading at significant discounts to our estimates of net asset value ("NAV"). Additionally, we believe that these companies have strong financial positions and management teams with impressive long-term track records. We have taken advantage of the negative market sentiment to opportunistically add to our holdings in this area.

One such energy-related holding added during the year was Cimarex Energy Co. ("Cimarex"). With natural gas comprising approximately 75% of its production profile, Cimarex has grown its business and produced a long history of successful exploration and drilling. During the 12 years since its founding, a period of both depressed and elevated commodity prices, the company's reserves per share (a decent proxy for NAV) and production per share have grown at compound rates of 16% and 12%, respectively. The well-regarded management team is conspicuous for being non-promotional, debt-averse, and conservative about booking reserves, characteristics that Third Avenue Management finds particularly attractive. Shares of Cimarex were purchased at low, single-digit multiples of earnings and cash flow, and at a modest discount to the value of the business were it to be sold to a reasonable and knowledgeable buyer. Should commodity prices in coming periods weaken, Cimarex, with its low levels of debt and high quality reserves, ought to be particularly well-positioned to opportunistically buy assets to the extent they become attractively priced.

Another new position acquired during 2006, BIL International Ltd. ("BIL"), is a Singapore-listed company with a disparate collection of assets and businesses. The single most important of these is Thistle Hotels, one of the largest chains in the United Kingdom, and London's biggest hotel group. BIL has been gradually moving forward with its strategy to realize the value of its real estate holdings, by selling the underlying real estate while retaining hotel management contracts. The second largest asset held by the company is 40% of the island of Molokai, Hawaii. Previous owners of Molokai have struggled to develop the property, with limited success. The third significant asset held by BIL is a share in the royalty stream from all revenues derived from oil and gas production in the Bass Strait between Australia and Tasmania. The disparate and "hard-to-value" nature of these assets presented us with the opportunity to purchase these shares at a discount to our estimate of their NAV.

Positions in Kearny Financial Corp., Rockville Financial, and Wauwatosa Holdings were established as part of a program of purchasing the common stocks of a basket of well-financed thrifts whose most common characteristic is their genesis as Mutual Holding Companies. Mutual Holding Companies ("MHCs"), a once common form of ownership in the thrift industry in which depositors contribute the initial capital to and own the thrift, become "stock" companies when ownership of the company transfers from depositors to outside shareholders via the conversion process that coincides with a public offering. Although it can be difficult to amass a large position, shares of partially converted MHCs, such as the ones purchased by the Portfolio, can be attractive--assuming a second step conversion--in as much as they are: i) generally overlooked by Wall Street analysts; ii) traded at meaningful discounts to underlying NAVs; and
iii) connected to overcapitalized institutions.

2006 TAKEOVER / GOING-PRIVATE ACTIVITY

As we have discussed in past letters, we believe that proper execution of our "Safe and Cheap" investing philosophy gives our investors TWO WAYS TO WIN: value recognition by the public markets or resource conversion (I.E., going private or selling to a strategic buyer). In 2006, the following Portfolio holdings were involved in resource conversions in the form of mergers or going-private transactions:

  . Del Monte Pacific Ltd. (which was owned by the Portfolio) received a cash offer from NutriAsia Pacific Ltd. for its outstanding shares, and we tendered the Portfolio's holding, thereby eliminating its position.

  . The Portfolio's position in GEAC Computer Corp. ("GEAC"), a Canadian software concern, was eliminated as GEAC entered into an agreement to go private in a cash transaction.

  . Our position in Scientific-Atlanta, Inc. was eliminated when Cisco Systems, Inc. acquired the company for $43 per share in cash.

  . Maverick Tube Corp. was acquired by Tenaris S.A. in exchange for $65.00 per share in cash.

  . Trammell Crow Company was acquired by CB Richard Ellis Group, Inc. for $49.51 per share in cash.

  . American Power Conversion Corp. agreed to be acquired by Schneider Electric S.A. for $31 per share in cash in a transaction that is expected to close in early 2007.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The tender price at which the Del Monte Pacific Ltd. offer took place produced a mildly satisfactory return on our investment. Each of the other transactions (the American Power Conversion deal is pending) offered significant premiums to the Portfolio's cost basis, and the resulting returns contributed to the Portfolio's positive performance during the year.

Looking forward, we remain pleased with the overall quality of names in the Portfolio, as we continue to be encouraged by solid business fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today, and that will enable us to achieve attractive investment returns in the future.
CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

--------
/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/Russell 2000(R) Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $762.8 million; the median market capitalization was approximately $613.5 million. The largest company in the index had an approximate market capitalization of $2.0 billion and a smallest of 218.4 million.

/3/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/4/Includes E&P companies: Comstock Resources, Pogo Producing, St. Mary Land, and Whiting Petroleum; and services/materials companies: Maverick Tube, Tidewater, and Willbros.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Cimarex Energy Co.                        3.82%
               --------------------------------------------------
               Pogo Producing Co.                        3.15%
               --------------------------------------------------
               Superior Industries International, Inc.   2.46%
               --------------------------------------------------
               Bandag, Inc.                              2.23%
               --------------------------------------------------
               Comstock Resources, Inc.                  2.06%
               --------------------------------------------------
               Canfor Corp.                              1.87%
               --------------------------------------------------
               K-Swiss, Inc.--Class A                    1.75%
               --------------------------------------------------
               Sycamore Networks, Inc.                   1.67%
               --------------------------------------------------
               Forest City Enterprises, Inc.--Class A    1.61%
               --------------------------------------------------
               St. Joe Co. (The)                         1.59%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                              [CHART]

Cyclical                    23.0%
Financials                  20.3%
Energy                      19.0%
Industrials                 13.3%
Basic Materials              7.1%
Communications               7.0%
Technology                   5.1%
Non-Cyclical                 4.2%
Diversified                  1.0%

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO              FOR THE YEAR ENDED 12/31/06
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
        THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000(R) VALUE INDEX/1/
                           Growth Based on $10,000+

                                     [CHART]


                  Russell 2000 Value        Fund
                  ------------------      --------
 5/01/2002             $10,000            $10,000
12/31/2002               7,808              8,322
12/31/2003              11,403             11,777
12/31/2004              13,940             14,933
12/31/2005              14,595             17,295
12/31/2006              18,024             19,609


    -------------------------------------------------------------
                                   Average Annual Return/2/
                                   (for the year ended 12/31/06)
    -------------------------------------------------------------
                                                       Since
                                   1 year   3 Year  Inception/3/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A             13.38%   18.53%    15.51%
    Class B                        13.13%   18.23%    15.27%
    -------------------------------------------------------------
- - Russell 2000(R) Value Index/1/ 23.48%   16.48%    13.45%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000(R) Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
THIRD AVENUE SMALL CAP VALUE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,071.70        $4.18
  Hypothetical (5% return before expenses)     1,000.00      1,021.17         4.08
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,070.70         5.48
  Hypothetical (5% return before expenses)     1,000.00      1,019.91         5.35
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.05% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       --------------------------------------------------------------------

       COMMON STOCKS - 75.9%
       AEROSPACE & DEFENSE - 0.9%
       Herley Industries, Inc.*(a)...............   793,248 $ 12,842,685
                                                            ------------
       AUTO COMPONENTS - 4.7%
       Bandag, Inc.(a)...........................   645,100   32,532,393
       Superior Industries International, Inc.(a) 1,857,826   35,800,307
                                                            ------------
                                                              68,332,700
                                                            ------------
       BANKS - 2.8%
       Brookline Bancorp, Inc.(a)................ 1,067,898   14,064,217
       Kearny Financial Corp.(a).................   204,000    3,276,240
       NewAlliance Bancshares, Inc.(a)........... 1,111,362   18,226,337
       Rockville Financial, Inc.(a)..............   157,493    2,811,250
       Wauwatosa Holdings, Inc.*(a)..............   118,600    2,113,452
                                                            ------------
                                                              40,491,496
                                                            ------------
       BUILDING MATERIALS - 1.9%
       Canfor Corp.*............................. 2,942,000   27,238,871
                                                            ------------
       CHEMICALS - 1.6%
       Agrium, Inc...............................   716,600   22,565,734
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 0.2%
       Sabre Holdings Corp.......................   101,113    3,224,494
                                                            ------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 4.0%
       CommScope, Inc.*(a).......................   498,200   15,185,136
       Comverse Technology, Inc.*(a).............   296,150    6,251,727
       Sycamore Networks, Inc.*(a)............... 6,458,032   24,282,200
       Tellabs, Inc.*............................ 1,162,601   11,928,286
                                                            ------------
                                                              57,647,349
                                                            ------------
       COMPUTERS & PERIPHERALS - 2.0%
       Electronics for Imaging, Inc.*(a).........   421,098   11,192,785
       Ingram Micro, Inc. - Class A*.............   465,450    9,499,834
       Lexmark International, Inc. - Class A*(a).   105,400    7,715,280
                                                            ------------
                                                              28,407,899
                                                            ------------
       DISTRIBUTION/WHOLESALE - 0.9%
       Handleman Co.(a).......................... 1,994,249   13,501,066
                                                            ------------
       ELECTRICAL EQUIPMENT & SERVICES - 1.7%
       American Power Conversion Corp.(a)........   531,217   16,249,928
       Coherent, Inc.*...........................   279,328    8,818,385
                                                            ------------
                                                              25,068,313
                                                            ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.3%
       AVX Corp.(a).............................. 1,174,150   17,365,678
       Bel Fuse, Inc. - Class A(a)...............   117,817    3,554,539
       Bel Fuse, Inc. - Class B(a)...............    59,277    2,062,247

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
         Park Electrochemical Corp.(a).........   383,700 $  9,841,905
         Synopsys, Inc.*.......................   332,436    8,886,014
                                                          ------------
                                                            62,403,891
                                                          ------------

         FINANCIAL SERVICES - 1.7%
         Ichiyoshi Securities Co., Ltd.........   481,700    6,925,532
         Leucadia National Corp.(a)............   389,100   10,972,620
         Westwood Holdings Group, Inc.(a)......   278,425    6,412,128
                                                          ------------
                                                            24,310,280
                                                          ------------
         FOOD PRODUCTS - 0.9%
         Industrias Bachoco, S.A. (ADR)(a).....   353,700   10,257,300
         Sanderson Farms, Inc.(a)..............    95,179    2,882,972
                                                          ------------
                                                            13,140,272
                                                          ------------
         GAS UTILITIES - 0.7%
         Bergesen Worldwide Gas ASA............   820,600   10,876,379
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 0.5%
         Cross Country Healthcare, Inc.*.......   346,000    7,549,720
                                                          ------------
         HOMEBUILDERS - 3.8%
         Cavco Industries, Inc.*(a)............   302,326   10,593,503
         Coachmen Industries, Inc.(a).......... 1,134,647   12,481,117
         M.D.C. Holdings, Inc.(a)..............   380,106   21,685,047
         Skyline Corp.(a)......................   269,000   10,819,180
                                                          ------------
                                                            55,578,847
                                                          ------------
         HOTELS, RESTAURANTS & LEISURE - 0.8%
         Vail Resorts, Inc.*(a)................   264,000   11,832,480
                                                          ------------
         HOUSEHOLD DURABLES - 1.2%
         Haverty Furniture Cos., Inc.(a).......   607,355    8,988,854
         Stanley Furniture Co., Inc.(a)........   404,608    8,678,842
                                                          ------------
                                                            17,667,696
                                                          ------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Trinity Industries, Inc.(a)...........   338,400   11,911,680
                                                          ------------
         INSURANCE - 5.7%
         Arch Capital Group, Ltd.*.............   180,974   12,235,652
         Brit Insurance Holdings Plc........... 1,343,039    8,273,510
         E-L Financial Corp....................    24,255   13,109,230
         FBL Financial Group, Inc. - Class A(a)   277,500   10,844,700
         Montpelier Re Holdings, Ltd.(a)....... 1,233,900   22,962,879
         National Western Life Insurance Co. -
           Class A.............................    22,959    5,283,784
         Phoenix Cos., Inc. (The)(a)...........   639,300   10,158,477
                                                          ------------
                                                            82,868,232
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                  SHARES     (NOTE 2)
       ------------------------------------------------------------------

       LEISURE EQUIPMENT & PRODUCTS - 2.7%
       JAKKS Pacific, Inc. *(a)...................   591,937 $ 12,927,904
       Leapfrog Enterprises, Inc.*(a)............. 2,294,411   21,751,016
       Russ Berrie & Co., Inc.*(a)................   336,290    5,195,681
                                                             ------------
                                                               39,874,601
                                                             ------------
       MACHINERY - 0.7%
       Alamo Group, Inc.(a).......................   460,829   10,811,048
                                                             ------------

       MEDIA - 0.6%
       Journal Communications, Inc. - Class A (a).   698,734    8,811,036
                                                             ------------
       METALS & MINING - 0.4%
       Fording Canadian Coal Trust(a).............   291,919    6,057,319
                                                             ------------
       OIL & GAS - 13.4%
       Cimarex Energy Co.(a)...................... 1,524,478   55,643,447
       Comstock Resources, Inc.*(a)...............   965,767   29,996,723
       Pogo Producing Co.(a)......................   947,420   45,893,025
       St. Mary Land & Exploration Co.(a).........   418,685   15,424,355
       Tidewater, Inc.(a).........................   451,900   21,853,884
       Whiting Petroleum Corp.*(a)................   433,573   20,204,502
       Willbros Group, Inc.*(a)...................   295,550    5,585,895
                                                             ------------
                                                              194,601,831
                                                             ------------
       PAPER & FOREST PRODUCTS - 1.6%
       Deltic Timber Corp.(a).....................   241,285   13,458,877
       TimberWest Forest Corp.....................   772,200    9,985,459
                                                             ------------
                                                               23,444,336
                                                             ------------
       PHARMACEUTICALS - 1.4%
       PAREXEL International Corp.*(a)............   134,831    3,906,054
       Pharmaceutical Product Development, Inc....   172,350    5,553,117
       Watson Pharmaceuticals, Inc.*(a)...........   429,655   11,183,920
                                                             ------------
                                                               20,643,091
                                                             ------------
       REAL ESTATE - 6.1%
       Avatar Holdings, Inc.*(a)..................    84,950    6,868,207
       BIL International, Ltd..................... 8,556,000    9,368,155
       Brookfield Asset Management, Inc. -
         Class A..................................   367,500   17,706,150
       Forest City Enterprises, Inc. - Class A (a)   403,000   23,535,200
       Origen Financial, Inc. (REIT)(a)........... 1,202,243    8,235,365
       St. Joe Co. (The)(a).......................   433,400   23,217,238
                                                             ------------
                                                               88,930,315
                                                             ------------
       RETAIL-SPECIALTY - 1.2%
       Buckle, Inc. (The)(a)......................   189,700    9,646,245
       Sears Holdings Corp.*(a)...................    47,400    7,959,882
                                                             ------------
                                                               17,606,127
                                                             ------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
       GSI Group, Inc.*........................... 1,495,449   14,490,901
                                                             ------------
       SOFTWARE - 1.6%
       Borland Software Corp.*(a)................. 2,719,418   14,793,634
       Sybase, Inc.*(a)...........................   329,176    8,130,647
                                                             ------------
                                                               22,924,281
                                                             ------------
       TELECOMMUNICATION SERVICES-DIVERSIFIED - 0.9%
       IDT Corp. - Class B*(a)....................   965,600   12,630,048
                                                             ------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.7%
       K-Swiss, Inc. - Class A(a).................   827,925   25,450,414
                                                             ------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TRANSPORTATION - 1.5%
       Alexander & Baldwin, Inc.(a).........      483,255 $   21,427,527
       Orient Overseas International, Ltd...      174,000      1,104,473
                                                          --------------
                                                              22,532,000
                                                          --------------
       Total Common Stocks
       (Cost $884,765,028)                                 1,106,267,432
                                                          --------------
       INVESTMENT COMPANIES - 0.5%
       Canfor Pulp Income Fund
         (Cost $6,246,531)..................      634,016      6,713,367
       SHORT-TERM INVESTMENT - 23.7%
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/29/06 at 3.400% to be
         repurchased at $48,547,745 on
         01/02/07 collateralized by
         $50,000,000 FHLMC. 5.200% due
         03/05/19 with a value of
         $49,500,000........................ $ 48,529,412     48,529,412
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/29/06 at 3.400% to be
         repurchased at $167,520,627 on
         01/02/07 collateralized by
         $169,535,000 FHLB. 5.250% due
         12/11/20 with a value of
         $170,806,513.......................  167,457,365    167,457,365
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/29/06 at 3.400% to be
         repurchased at $118,027,126 on
         01/02/07 collateralized by
         $122,955,000 FHLMC. 5.000% due
         12/14/18 with a value of
         $120,342,206.......................  117,982,555    117,982,555
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/29/06 at 3.400% to be
         repurchased at $11,639,046 on
         01/02/07 collateralized by
         $12,125,000 FNMA. 5.700% due
         03/27/23 with a value of
         $11,867,344........................   11,634,651     11,634,651
       State Street Bank and Trust Co.,
         Repurchase Agreement, dated
         12/29/06 at 3.400% to be
         repurchased at $28,462 on 01/02/07
         collateralized by $ 30,000 FNMA.
         5.550% due 07/10/28 with a value of
         $29,020............................       28,451         28,451

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


      ---------------------------------------------------------------------
      SECURITY                                     PAR        VALUE
      DESCRIPTION                                 AMOUNT     (NOTE 2)
      ---------------------------------------------------------------------
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/29/06 at 3.400% to
        be repurchased at $55,587 on 01/02/07
        collateralized by $60,000 FNMA 5.500%
        due 07/14/28 with a value of $57,794..... $55,566 $       55,566
                                                          --------------

      TOTAL SHORT-TERM INVESTMENTS
      (Cost $345,688,000)                                    345,688,000
                                                          --------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $1,236,699,559)                                1,458,668,799
                                                          --------------

      Other Assets and Liabilities (net) - (0.1)%             (1,264,833)
                                                          --------------

      TOTAL NET ASSETS - 100.0%                           $1,457,403,966
                                                          ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $369,247,913 and the collateral received consisted of cash in the amount of $378,480,194.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $1,112,980,799
   Repurchase Agreements                                                    345,688,000
   Cash                                                                             799
   Cash denominated in foreign currencies**                                     344,882
   Collateral on securities on loan                                         378,480,194
   Receivable for investments sold                                              807,731
   Receivable for Trust shares sold                                           1,181,468
   Dividends receivable                                                       1,736,974
   Interest receivable                                                           97,945
                                                                         --------------
     Total assets                                                         1,841,318,792
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    4,008,819
     Trust shares redeemed                                                      169,513
     Distribution and services fees - Class B                                   122,932
     Collateral on securities on loan                                       378,480,194
     Investment advisory fee payable (Note 3)                                   907,215
     Administration fee payable                                                  12,637
     Custodian and accounting fees payable                                      129,684
   Accrued expenses                                                              83,832
                                                                         --------------
     Total liabilities                                                      383,914,826
                                                                         --------------
NET ASSETS                                                               $1,457,403,966
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $1,119,326,506
   Accumulated net realized gain                                             98,767,959
   Unrealized appreciation on investments and foreign currency              221,969,654
   Undistributed net investment income                                       17,339,847
                                                                         --------------
     Total                                                               $1,457,403,966
                                                                         ==============
NET ASSETS
   Class A                                                               $  883,644,462
                                                                         ==============
   Class B                                                                  573,759,504
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                   50,548,544
                                                                         ==============
   Class B                                                                   32,950,376
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        17.48
                                                                         ==============
   Class B                                                                        17.41
                                                                         ==============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements                   $  891,011,559
**Cost of cash denominated in foreign currencies                                348,476

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 18,001,467
   Interest (2)                                                             10,057,663
                                                                          ------------
       Total investment income                                              28,059,130
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          8,709,531
   Administration fees                                                         134,887
   Custody and accounting fees                                                 273,299
   Distribution fee - Class B                                                1,242,798
   Transfer agent fees                                                          46,990
   Audit                                                                        26,014
   Legal                                                                        79,684
   Trustee fees and expenses                                                    13,974
   Shareholder reporting                                                        78,137
   Insurance                                                                    20,353
   Other                                                                        12,268
                                                                          ------------
   Total expenses                                                           10,637,935
                                                                          ------------
   Net investment income                                                    17,421,195
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain on:
       Investments                                                          98,432,456
       Foreign currency                                                        144,067
                                                                          ------------
   Net realized gain on investments and foreign currency                    98,576,523
                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                          25,493,830
       Foreign currency                                                         (1,082)
                                                                          ------------
   Net change in unrealized appreciation on investments and foreign
       currency                                                             25,492,748
                                                                          ------------
   Net realized and unrealized gain on investments and foreign
       currency                                                            124,069,271
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $141,490,466
                                                                          ============

---------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    928,599
(2)Interest income includes net security lending income of:                  2,307,150

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

THIRD AVENUE SMALL CAP VALUE PORTFOLIO
                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2006           2005
                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   17,421,195  $  5,949,793
   Net realized gain on investments and foreign currency                     98,576,523    68,073,177
   Net change in unrealized appreciation on investments and foreign
       currency                                                              25,492,748    42,454,775
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                     141,490,466   116,477,745
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                 (3,530,186)      (10,096)
     Class B                                                                 (2,105,383)           --
   From net realized gains
     Class A                                                                (36,415,883)   (1,265,346)
     Class B                                                                (31,848,347)   (1,181,476)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                  (73,899,799)   (2,456,918)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                361,866,880   249,766,650
     Class B                                                                129,308,180    51,457,416
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 39,946,069     1,275,442
     Class B                                                                 33,953,730     1,181,476
   Cost of shares repurchased
     Class A                                                                (36,991,631)  (40,330,085)
     Class B                                                                (57,520,977)  (99,926,029)
                                                                         --------------  ------------
   Net increase in net assets from capital share transactions               470,562,251   163,424,870
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                                538,152,918   277,445,697
   Net assets at beginning of period                                        919,251,048   641,805,351
                                                                         --------------  ------------
   Net assets at end of period                                           $1,457,403,966  $919,251,048
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   17,339,847  $  5,795,312
                                                                         ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                                 CLASS A
THIRD AVENUE SMALL CAP VALUE PORTFOLIO                                   ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2006       2005       2004       2003      2002(B)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $16.61     $14.38     $11.62     $ 8.29     $ 10.00
                                                                         ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.27 (a)   0.14 (a)   0.16 (a)   0.05 (a)    0.04 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   1.89       2.13       2.96       3.39       (1.72)
                                                                         ------     ------     ------     ------     -------
Total from Investment Operations........................................   2.16       2.27       3.12       3.44       (1.68)
                                                                         ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.11)        --      (0.08)     (0.04)      (0.02)
Distributions from Net Realized Capital Gains...........................  (1.18)     (0.04)     (0.28)     (0.07)      (0.01)
                                                                         ------     ------     ------     ------     -------
Total Distributions.....................................................  (1.29)     (0.04)     (0.36)     (0.11)      (0.03)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $17.48     $16.61     $14.38     $11.62     $  8.29
                                                                         ======     ======     ======     ======     =======
TOTAL RETURN                                                              13.38%     15.82%     26.81%     41.52%     (16.78)%
Ratio of Expenses to Average Net Assets**...............................   0.80%      0.81%      0.87%      0.93%       0.95 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.80%      0.81%       N/A       0.92%(c)    2.07 %*
Ratio of Net Investment Income to Average Net Assets....................   1.64%      0.94%      1.12%      0.54%       0.75 %*
Portfolio Turnover Rate.................................................   12.1%      19.6%      11.3%      14.6%        8.0 %
Net Assets, End of Period (in millions)................................. $883.6     $476.8     $206.3     $  6.2     $   4.2

                                                                                                 CLASS B
                                                                         ---------------------------------------------------
                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------------------
                                                                            2006       2005       2004       2003      2002(B)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $16.55     $14.37     $11.61     $ 8.28     $ 10.00
                                                                         ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................   0.21 (a)   0.10 (a)   0.06 (a)   0.05 (a)    0.04 (a)
Net Realized/Unrealized Gain (Loss) on Investments......................   1.91       2.12       3.02       3.38       (1.73)
                                                                         ------     ------     ------     ------     -------
Total from Investment Operations........................................   2.12       2.22       3.08       3.43       (1.69)
                                                                         ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................  (0.08)        --      (0.04)     (0.03)      (0.02)
Distributions from Net Realized Capital Gains...........................  (1.18)     (0.04)     (0.28)     (0.07)      (0.01)
                                                                         ------     ------     ------     ------     -------
Total Distributions.....................................................  (1.26)     (0.04)     (0.32)     (0.10)      (0.03)
                                                                         ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD.......................................... $17.41     $16.55     $14.37     $11.61     $  8.28
                                                                         ======     ======     ======     ======     =======
TOTAL RETURN                                                              13.13%     15.48%     26.50%     41.41%     (16.90)%
Ratio of Expenses to Average Net Assets**...............................   1.05%      1.05%      1.07%      1.18%       1.20 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   1.05%      1.05%       N/A       1.13%(c)    1.69 %*
Ratio of Net Investment Income to Average Net Assets....................   1.28%      0.64%      0.46%      0.49%       0.80 %*
Portfolio Turnover Rate.................................................   12.1%      19.6%      11.3%      14.6%        8.0 %
Net Assets, End of Period (in millions)................................. $573.8     $442.4     $435.5     $307.9     $  33.4

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2002.
(c) Excludes effect of Deferred Expense Reimbursement--See Note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio included in this report is Third Avenue Small Cap Value Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Third Avenue Management LLC, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                        Management Fees
                                       earned by Manager
                                       for the year ended
Portfolio                              December 31, 2006  % per annum Average Daily Assets
---------                              ------------------ ----------- --------------------

Third Avenue Small Cap Value Portfolio     $8,709,531        0.75%    First $1 Billion

                                                             0.70%    Over $1 Billion

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
                                                ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Third Avenue Small Cap Value Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2006 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

       Portfolio                              Affiliate        Commission
       ---------                              ---------        ----------

       Third Avenue Small Cap Value Portfolio M.J. Whitman LLC  $975,438

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

4. SHARES OF BENEFICIAL INTEREST


Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                             Shares Issued             Net Increase
                                                                Through                 (Decrease)
                                       Beginning    Shares     Dividend      Shares     in Shares     Ending
                                        Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
-                                      ---------- ---------- ------------- ----------- ------------ ----------

Third Avenue Small Cap Value Portfolio

 Class A
 12/31/2006                            28,710,205 21,597,205   2,373,504   (2,132,370)  21,838,339  50,548,544
 12/31/2005                            14,349,821 16,820,978      76,237   (2,536,831)  14,360,384  28,710,205

 Class B
 12/31/2006                            26,725,478  7,661,596   2,022,259   (3,458,957)   6,224,898  32,950,376
 12/31/2005                            30,307,113  3,324,466      70,874   (6,976,975)  (3,581,635) 26,725,478

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                                 Purchases                        Sales
                                       ------------------------------ ------------------------------
                                       U.S. Government Non-Government U.S. Government Non-Government
                                       --------------- -------------- --------------- --------------

Third Avenue Small Cap Value Portfolio       $--        $462,709,960        $--        $116,887,784

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal        Gross         Gross
                                         Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost      Appreciation (Depreciation)  Appreciation
---------                              -------------- ------------ -------------- --------------

Third Avenue Small Cap Value Portfolio $1,236,579,716 $252,050,679  $(29,961,596)  $222,089,083

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                 Value of     Value of
                                                Securities   Collateral
                                               ------------ ------------

        Third Avenue Small Cap Value Portfolio $369,247,913 $378,480,194

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                         Ordinary Income    Long-Term Capital Gain         Total
                                       -------------------- ---------------------- ----------------------
                                          2006       2005      2006        2005       2006        2005
                                       ----------- -------- ----------- ---------- ----------- ----------

Third Avenue Small Cap Value Portfolio $10,727,388 $906,001 $63,172,411 $1,550,917 $73,899,799 $2,456,918

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed     Net
                                         Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                          Income         Gain      Appreciation   and Deferrals       Total
-                                      ------------- ------------- ------------ ------------------ ------------

Third Avenue Small Cap Value Portfolio  $21,728,438   $94,260,245  $222,089,853        $--         $338,078,536

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Third Avenue Small Cap Value Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Third Avenue Small Cap Value Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period ended December 31, 2003 and for the period from May 1, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Third Avenue Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period ended December 31, 2003 and for the period from May 1, 2002 (commencement of operations) to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                Turner Mid-Cap
                               Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


To the surprise of more than a few investment strategists, the stock market, as represented by the S&P 500(R) Index, generated a robust total return of 15.79% in 2006. At the start of the year many strategists were anticipating just a so-so year at best for the market, in light of the Federal Reserve's (the "Fed") continuing series of interest-rate hikes, a slowing economy and corporate earnings, high oil prices, and the threat of accelerating inflation. And indeed, the S&P 500(R) Index/1/ limped along in the first seven months of the year, gaining only 3.34%. Investors seemed especially obsessed with when--and if--the Fed would finally stop raising interest rates. The fear was that the Fed would ultimately either hike rates not enough, which could intensify inflationary trends in the economy, or hike rates too much, which, along with high energy prices, could bring on a recession.

The pivotal point for the market came in August, when the Fed kept its short-term federal-funds rate at 5.25%. The market celebrated with a rally that extended for the rest of the year, driven not only by a sustained halt in the Fed's campaign of raising rates, but by stabilized oil prices, record merger-and-acquisition activity, continued strength in earnings, and continued economic growth.

In the fourth quarter, the stocks of companies with relatively poor earnings and relatively low price/earnings multiples generally did well. The stocks of companies with the strongest earnings and highest multiples, however, performed less favorably. Corporate earnings have generally been good, so investors for some time have been disinclined to pay premium share prices as long as other, lesser-growth companies show some earnings power. That pattern hurt the results of the Portfolio which emphasizes the stocks of issuers that are expected to meet or exceed earnings expectations and that tend to have high multiples.

The Turner Mid-Cap Growth Portfolio (Class A) produced a 6.30% return for the year, trailing the Russell Midcap(R) Growth Index, which rose 10.66%. Only two of 10 sectors outperformed for the year versus the Russell Midcap(R) Growth Index. The producer durables (+0.6%) and materials and processing (+0.4%) sectors posted excess returns relative to the benchmark.

In the producer durables sector, Varian Semiconductor Equipment Associates Inc. (+55%) and Polycom Inc. (+42%) were the largest contributors to performance. Varian Semiconductor is a supplier of ion implantation systems used in the fabrication of semiconductor chips. The company has benefited from its increased exposure to Japan and its improving relationship with the Japanese semiconductor company, Elpida, which is a large customer of Varian. Upside to the stock is also being driven by potential business with Toshiba and Sony in 2007 and a big strategic win with Intel. Polycom is a provider of voice conferencing equipment. The following events should foster growth at Poloycom: the evolution of product lines, new products in Europe, an arrangement to provide Microsoft with VoIP phones, and Polycom's ability to establish pricing power as demand increases.
--------
/1/The S&P 500(R)Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.
Outperformance of the materials and processing sector was, in large part, due to overweight positions in Precision Castparts Corp. (+51%) and Allegheny Technologies Inc. (+153%). Precision Castparts engages in the manufacture of metal components and products. Strong revenues and margins in the Forged Products segment of the business and the acquisition of GSC Industries helped to advance the stock. Allegheny Technologies produces and sells a range of specialty metals. The company announced that it signed a long-term agreement with Boeing for the supply of titanium products for commercial aerospace applications.

Most of the Portfolio's underperformance versus the benchmark for the year came from the health care (-1.5%) and technology (-0.9%) sectors. In the health care sector, Humana (-23%) and Express Scripts Inc. (-22%) were the biggest detractors. Humana is a managed care company that we purchased early in the year because we liked their strategy of enrolling medicare patients. With heightened scrutiny around pricing in the managed care sector and the stock's technical weakness, we sold the stock. Express Scripts is an independent pharmacy benefit manager (PBM) in North America. The company came under pressure when Wal-Mart introduced a $4 generic drug program which could threaten Express Scripts' ability to negotiate with customers, so we sold the stock.

In technology Rackable Systems Inc. (-62%) and Red Hat Inc. (-26%) were two big detractors for the year. Rackable is a provider of high-density computer servers that designs, markets and sells a range of high-capacity storage systems. The stock pulled back mid year on disappointing guidance and indicated that end markets were weakening and pricing pressures loomed. Red Hat provides open source software solutions to the enterprise, Red Hat Enterprise Linux. We sold the stock in the third quarter due to concerns around the company's decline in billing during the quarter. In addition, we felt that Sun Microsystems and other players in the Unix space posed a competitive threat to Red Hat.

We remain optimistic that over the next 12 months a recession will be avoided, although the economy should continue to slow. As the economy slows, the profitability of some companies is likely to falter and the stocks of companies able to sustain above-average growth--the kind of stocks the portfolio invests in--should do well, in our estimation. In essence, we anticipate that investors may be willing to pay a premium for bona fide growth stocks. Overall, Wall Street analysts are projecting that corporate America's earnings should continue increasing at a double-digit clip in 2007, although some say such a growth rate is unlikely.

For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the Internet, hotel, brokerage, investment-exchange, financial-transaction-processing, airline, coal, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TEAM MANAGED

THE PORTFOLIOS' SUBADVISOR IS TURNER INVESTMENT PARTNERS, INC. THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT PROFESSIONALS WHO COLLABORATE TO DEVELOP AND IMPLEMENT THE PORTFOLIOS' INVESTMENT STRATEGY. THE LEAD MANAGER ON THE TEAM HAS AUTHORITY OVER ALL ASPECTS OF THE PORTFOLIOS' INVESTMENT PORTFOLIO, INCLUDING BUT NOT LIMITED TO, PURCHASES AND SALES OF INDIVIDUAL SECURITIES, PORTFOLIO CONSTRUCTION TECHNIQUES, PORTFOLIO RISK ASSESSMENT AND THE MANAGEMENT OF DAILY CASH FLOWS IN ACCORDANCE WITH PORTFOLIO HOLDINGS.

THE PORTFOLIO MANAGERS ARE CHRISTOPHER K. MCHUGH (LEAD MANAGER), TARA R. HEDLUND, CFA, CPA AND JASON D. SCHROTBERGER, CFA. MR. MCHUGH HAS MANAGED THE PORTFOLIO SINCE INCEPTION. MS. HEDLUND AND MR. SCHROTBERGER JOINED THE PORTFOLIO IN 2006. MR. MCHUGH BEGAN HIS INVESTMENT CAREER IN 1986 AND JOINED THE SUBADVISOR WHEN IT WAS FOUNDED IN 1990. MR. MCHUGH IS A PRINCIPAL AT TURNER. MS. HEDLUND BEGAN HER INVESTMENT CAREER IN 1995 AND JOINED TURNER IN 2000 AFTER SERVING AS AN AUDIT ENGAGEMENT SENIOR AT ARTHUR ANDERSON LLP. MR. SCHROTBERGER STARTED HIS INVESTMENT CAREER IN 1994 AND JOINED TURNER IN 2001 FROM BLACKROCK FINANCIAL MANAGEMENT WHERE HE SERVED AS AN INVESTMENT ANALYST.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    NII Holdings, Inc.              2.51%
                    ----------------------------------------
                    International Game Technology   2.14%
                    ----------------------------------------
                    Coach, Inc.                     2.14%
                    ----------------------------------------
                    KLA-Tencor Corp.                1.77%
                    ----------------------------------------
                    Hilton Hotels Corp.             1.74%
                    ----------------------------------------
                    NVIDIA Corp.                    1.71%
                    ----------------------------------------
                    F5 Networks, Inc.               1.70%
                    ----------------------------------------
                    Precision Castparts Corp.       1.67%
                    ----------------------------------------
                    Celgene Corp.                   1.62%
                    ----------------------------------------
                    Nutri/System, Inc.              1.58%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                          [CHART]

Non-Cyclical                                 19.3%
Cyclical                                     19.0%
Communications                               15.9%
Technology                                   15.6%
Industrials                                  11.3%
Financials                                   10.1%
Energy                                        7.4%
Basic Materials                               1.4%

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                     FOR THE YEAR ENDED 12/31/06
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
    TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                     [CHART]

               Russell Mid Cap
                Growth Index              Fund
               ---------------           ------
 4/30/2004         $10,000              $10,000
12/31/2004          11,336               11,230
12/31/2005          12,706               12,535
12/31/2006          14,062               13,324



    ----------------------------------------------------------------
                                      Average Annual Return/2/
                                      (for the year ended 12/31/06)
    ----------------------------------------------------------------
                                      1 Year    Since Inception/3/
    ----------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A                 6.30%         11.34%
          Class B                      6.07%         11.12%
    ----------------------------------------------------------------
- - Russell Midcap(R) Growth Index/1/ 10.66%         13.63%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/06        12/31/06      7/1/06-12/31/06
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,020.80        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.53
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,019.30         5.80
  Hypothetical (5% return before expenses)     1,000.00      1,019.46         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.89% and 1.14% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 95.5%
         AIRLINES - 1.9%
         Continental Airlines, Inc. - Class B*(a)  98,730 $   4,072,612
         US Airways Group, Inc.*(a)..............  44,430     2,392,556
                                                          -------------
                                                              6,465,168
                                                          -------------
         BANKS - 1.3%
         Northern Trust Corp.....................  55,330     3,357,977
         Synovus Financial Corp..................  33,690     1,038,663
                                                          -------------
                                                              4,396,640
                                                          -------------
         BEVERAGES - 0.6%
         Hansen Natural Corp.*(a)................  57,020     1,920,434
                                                          -------------
         CHEMICALS - 0.5%
         Agrium, Inc.............................  55,210     1,738,563
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 1.3%
         aQuantive, Inc.*(a).....................  88,330     2,178,218
         VistaPrint, Ltd.*.......................  64,430     2,133,277
                                                          -------------
                                                              4,311,495
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.0%
         JDS Uniphase Corp.*(a).................. 150,532     2,507,863
         Polycom, Inc.*.......................... 141,960     4,387,984
                                                          -------------
                                                              6,895,847
                                                          -------------
         COMPUTERS & PERIPHERALS - 2.1%
         Isilon Systems, Inc.*...................  50,560     1,395,456
         Network Appliance, Inc.*................ 101,470     3,985,741
         SanDisk Corp.*..........................  38,930     1,675,158
                                                          -------------
                                                              7,056,355
                                                          -------------
         CONSTRUCTION & ENGINEERING - 1.0%
         McDermott International, Inc.*..........  65,860     3,349,640
                                                          -------------
         CONTAINERS & PACKAGING - 0.5%
         Owens-Illinois, Inc.*...................  91,270     1,683,932
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.9%
         General Cable Corp.*....................  55,460     2,424,157
         Harman International Industries, Inc....  41,850     4,181,233
                                                          -------------
                                                              6,605,390
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 2.1%
         Cameron International Corp.*............  57,900     3,071,595
         Energy Conversion Devices, Inc.*(a).....  43,200     1,467,936
         National-Oilwell Varco, Inc.*...........  42,980     2,629,516
                                                          -------------
                                                              7,169,047
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.8%
         Greenhill & Co., Inc.(a)................  32,090     2,368,242
         IntercontinentalExchange, Inc.*.........  41,190     4,444,401
         Nasdaq Stock Market, Inc.*(a)...........  76,730     2,362,517
         T. Rowe Price Group, Inc................ 122,950     5,381,521
         TD Ameritrade Holding Corp.............. 129,350     2,092,883
                                                          -------------
                                                             16,649,564
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIAL SERVICES - 1.0%
         Affiliated Managers Group, Inc.*(a)....  31,975 $   3,361,532
                                                         -------------
         FOOD PRODUCTS - 2.4%
         Bunge, Ltd.............................  29,040     2,105,690
         McCormick & Co., Inc...................  52,830     2,037,125
         Wm. Wrigley Jr. Co.....................  79,140     4,093,121
                                                         -------------
                                                             8,235,936
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
         Applera Corp...........................  74,090     2,718,362
         Henry Schein, Inc.*....................  30,920     1,514,462
         Intuitive Surgical, Inc.*(a)...........  37,330     3,579,947
         St. Jude Medical, Inc.*................  75,390     2,756,258
         Thermo Electron Corp.*.................  98,220     4,448,384
                                                         -------------
                                                            15,017,413
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.6%
         DaVita, Inc.*..........................  41,210     2,344,025
         Psychiatric Solutions, Inc.*...........  83,570     3,135,546
                                                         -------------
                                                             5,479,571
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 6.8%
         Hilton Hotels Corp..................... 171,840     5,997,216
         International Game Technology.......... 159,510     7,369,362
         Pinnacle Entertainment, Inc.*..........  50,570     1,675,890
         WMS Industries, Inc.*(a)...............  92,890     3,238,145
         Wynn Resorts, Ltd.(a)..................  55,970     5,252,785
                                                         -------------
                                                            23,533,398
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 0.6%
         Harsco Corp............................  25,060     1,907,066
                                                         -------------
         INDUSTRIAL CONGLOMERATES - 0.8%
         Roper Industries, Inc..................  52,260     2,625,542
                                                         -------------
         INSURANCE - 0.4%
         Arch Capital Group, Ltd.*..............  22,140     1,496,885
                                                         -------------
         INTERNET & CATALOG RETAIL - 1.6%
         Nutri/System, Inc.*(a).................  85,840     5,441,398
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 5.2%
         Akamai Technologies, Inc.*.............  96,960     5,150,515
         Ctrip.com International, Ltd.(ADR)(a)..  27,320     1,706,954
         Digital River, Inc.*...................  40,170     2,241,084
         F5 Networks, Inc.*.....................  78,918     5,856,505
         Monster Worldwide, Inc.*...............  64,290     2,998,485
                                                         -------------
                                                            17,953,543
                                                         -------------
         IT CONSULTING & SERVICES - 2.2%
         Fiserv, Inc.*..........................  82,236     4,310,811
         Paychex, Inc...........................  84,034     3,322,704
                                                         -------------
                                                             7,633,515
                                                         -------------
         MANUFACTURING - 1.0%
         AMETEK, Inc............................ 102,840     3,274,426
                                                         -------------
         MEDIA - 0.5%
         Focus Media Holding, Ltd.*.............  26,640     1,768,630
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        METALS & MINING - 2.5%
        Allegheny Technologies, Inc...............  31,960 $   2,898,133
        Precision Castparts Corp..................  73,230     5,732,444
                                                           -------------
                                                               8,630,577
                                                           -------------
        OIL & GAS - 5.4%
        Questar Corp..............................  15,850     1,316,343
        Quicksilver Resources, Inc.*(a)...........  50,330     1,841,575
        Range Resources Corp...................... 174,485     4,791,358
        Smith International, Inc..................  95,820     3,935,327
        Southwestern Energy Co.*..................  40,490     1,419,174
        Superior Energy Services, Inc.*...........  68,120     2,226,162
        Williams Cos., Inc. (The)................. 115,110     3,006,673
                                                           -------------
                                                              18,536,612
                                                           -------------
        PHARMACEUTICALS - 9.1%
        Alexion Pharmaceuticals, Inc.*(a).........  54,610     2,205,698
        Allergan, Inc.............................  43,230     5,176,360
        Celgene Corp.*(a).........................  96,630     5,559,124
        Forest Laboratories, Inc.*................  60,670     3,069,902
        Medicis Pharmaceutical Corp. - Class A(a).  45,490     1,598,064
        MedImmune, Inc.*..........................  75,645     2,448,629
        New River Pharmaceuticals, Inc.*(a).......  29,910     1,636,376
        Pharmaceutical Product Development, Inc... 101,210     3,260,986
        Sepracor, Inc.*(a)........................  41,470     2,553,723
        Shire Plc (ADR)...........................  61,410     3,792,681
                                                           -------------
                                                              31,301,543
                                                           -------------
        REAL ESTATE - 2.1%
        CB Richard Ellis Group, Inc. - Class A*... 121,850     4,045,420
        Macerich Co. (The) (REIT).................  37,150     3,216,075
                                                           -------------
                                                               7,261,495
                                                           -------------
        RETAIL - MULTILINE - 1.3%
        J.C. Penney Co., Inc......................  56,830     4,396,369
                                                           -------------
        RETAIL - SPECIALTY - 1.2%
        Children's Place Retail Stores, Inc.*.....  30,960     1,966,579
        GameStop Corp. - Class A*(a)..............  39,390     2,170,783
                                                           -------------
                                                               4,137,362
                                                           -------------
        ROAD & RAIL - 0.5%
        CSX Corp..................................  54,100     1,862,663
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.3%
        Altera Corp.*............................. 159,780     3,144,470
        Cymer, Inc.*..............................  70,720     3,108,144
        Integrated Device Technology, Inc.*....... 191,055     2,957,531
        KLA-Tencor Corp........................... 122,420     6,090,395
        MEMC Electronic Materials, Inc.*..........  79,190     3,099,497
        NVIDIA Corp.*............................. 159,030     5,885,700
        QLogic Corp.*............................. 153,680     3,368,666
        Varian Semiconductor Equipment Associates,
          Inc.*...................................  97,280     4,428,186
                                                           -------------
                                                              32,082,589
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SOFTWARE - 4.0%
     Activision, Inc.*..........................     177,400 $   3,058,376
     Electronic Arts, Inc.*.....................      65,640     3,305,630
     Salesforce.com, Inc.*(a)...................     125,040     4,557,708
     VeriSign, Inc.*............................     116,510     2,802,066
                                                             -------------
                                                                13,723,780
                                                             -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 5.2%
     American Tower Corp. - Class A*............     126,660     4,721,885
     Crown Castle International Corp.*..........      86,330     2,788,459
     Leap Wireless International, Inc.*.........      31,710     1,885,794
     NII Holdings, Inc.*(a).....................     133,780     8,620,783
                                                             -------------
                                                                18,016,921
                                                             -------------
     TEXTILES, APPAREL & LUXURY GOODS - 5.7%
     Coach, Inc.*...............................     171,320     7,359,907
     Guess?, Inc.*..............................      66,230     4,200,969
     Polo Ralph Lauren Corp.....................      58,370     4,533,014
     Under Armour, Inc. - Class A*(a)...........      72,700     3,667,715
                                                             -------------
                                                                19,761,605
                                                             -------------
     TRANSPORTATION - 0.7%
     C.H. Robinson Worldwide, Inc...............      62,990     2,575,661
                                                             -------------
     Total Common Stocks
     (Cost $290,551,230)                                       328,258,107
                                                             -------------

     SHORT-TERM INVESTMENT - 4.7%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/29/06 at 3.40% to
       be repurchased at $16,148,098 on
       01/02/06 collateralized by $16,585,000
       FHLB at 4.375% due 09/17/10 with a
       value of $16,467,180.
       (Cost - $16,142,000)..................... $16,142,000    16,142,000
                                                             -------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $306,693,230)                                       344,400,107

     Other Assets and Liabilities (net) - (0.2)%                  (616,476)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 343,783,631
                                                             =============

PORTFOLIO FOOTNOTES

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $50,415,176 and the collateral received consisted of cash in the amount of $51,511,573.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

TURNER MID-CAP GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $328,258,107
   Repurchase Agreement                                                    16,142,000
   Cash                                                                           332
   Collateral on securities on loan                                        51,511,573
   Receivable for investments sold                                          1,500,719
   Receivable for Trust shares sold                                           376,867
   Dividends receivable                                                       101,236
   Interest receivable                                                          4,574
                                                                         ------------
     Total assets                                                         397,895,408
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  2,217,439
     Trust shares redeemed                                                      6,618
     Distribution and services fees - Class B                                  14,810
     Collateral on securities on loan                                      51,511,573
     Investment advisory fee payable (Note 3)                                 264,632
     Administration fee payable                                                 3,755
     Custodian and accounting fees payable                                     74,047
   Accrued expenses                                                            18,903
                                                                         ------------
     Total liabilities                                                     54,111,777
                                                                         ------------
NET ASSETS                                                               $343,783,631
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $293,592,486
   Accumulated net realized gain                                           12,485,202
   Unrealized appreciation on investments                                  37,706,876
   Distributions in excess of net investment income                              (933)
                                                                         ------------
     Total                                                               $343,783,631
                                                                         ============
NET ASSETS
   Class A                                                               $274,795,768
                                                                         ============
   Class B                                                                 68,987,863
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 21,548,182
                                                                         ============
   Class B                                                                  5,440,992
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.75
                                                                         ============
   Class B                                                                      12.68
                                                                         ============

--------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $290,551,230

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


TURNER MID-CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 2,034,701
   Interest (2)                                                               510,313
                                                                          -----------
       Total investment income                                              2,545,014
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                         2,255,859
   Administration fees                                                         41,879
   Custody and accounting fees                                                165,880
   Distribution fee - Class B                                                 166,102
   Transfer agent fees                                                         37,737
   Audit                                                                       26,572
   Legal                                                                       42,036
   Trustee fees and expenses                                                   20,218
   Shareholder reporting                                                        8,008
   Insurance                                                                    4,886
   Other                                                                        7,141
                                                                          -----------
       Total expenses                                                       2,776,318
       Less broker commission recapture                                      (143,490)
                                                                          -----------
   Net expenses                                                             2,632,828
                                                                          -----------
   Net investment loss                                                        (87,814)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                         12,568,229
                                                                          -----------
   Net realized gain on investments                                        12,568,229
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          4,165,896
                                                                          -----------
   Net change in unrealized appreciation on investments                     4,165,896
                                                                          -----------
   Net realized and unrealized gain on investments                         16,734,125
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $16,646,311
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $       455
(2)Interest income includes net security lending income of:                    83,943

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

TURNER MID-CAP GROWTH PORTFOLIO

                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2006          2005
                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $    (87,814) $   (710,126)
   Net realized gain on investments                                        12,568,229    14,603,388
   Net change in unrealized appreciation on investments                     4,165,896     9,040,584
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    16,646,311    22,933,846
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                               (2,235,951)   (5,462,769)
     Class B                                                                 (806,556)   (1,854,841)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                 (3,042,507)   (7,317,610)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                              108,813,289    87,692,909
     Class B                                                               18,855,026     5,696,494
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                2,235,951     5,462,769
     Class B                                                                  806,556     1,854,841
   Cost of shares repurchased
     Class A                                                              (16,127,638)  (13,635,347)
     Class B                                                               (9,960,363)  (33,373,544)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             104,622,821    53,698,122
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              118,226,625    69,314,358
   Net assets at beginning of period                                      225,557,006   156,242,648
                                                                         ------------  ------------
   Net assets at end of period                                           $343,783,631  $225,557,006
                                                                         ============  ============
   Net assets at end of period includes distributions in excess of
       net investment income                                             $       (933) $     (1,333)
                                                                         ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                      CLASS A
TURNER MID-CAP GROWTH PORTFOLIO                                          -----------------------------
                                                                                FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         -----------------------------
                                                                            2006        2005     2004(B)
                                                                         ------      ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.13      $11.23     $10.00
                                                                         ------      ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................   0.00 +(a)  (0.04)(a)  (0.03)(a)
Net Realized/Unrealized Gain on Investments.............................   0.77        1.35       1.26
                                                                         ------      ------     ------
Total from Investment Operations........................................   0.77        1.31       1.23
                                                                         ------      ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --          --         --
Distributions from Net Realized Capital Gains...........................  (0.15)      (0.41)        --
                                                                         ------      ------     ------
Total Distributions.....................................................  (0.15)      (0.41)        --
                                                                         ------      ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.75      $12.13     $11.23
                                                                         ======      ======     ======
TOTAL RETURN                                                               6.30%      11.61 %    12.30 %
Ratio of Expenses to Average Net Assets.................................   0.87%       0.85 %     0.91 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates   0.92%       0.85 %     0.91 %*
Ratio of Net Investment Income (Loss) to Average Net Assets.............   0.03%      (0.30)%    (0.42)%*
Portfolio Turnover Rate.................................................  153.0%      156.4 %    101.7 %
Net Assets, End of Period (in millions)................................. $274.8      $168.7     $ 76.5

                                                                                     CLASS B
                                                                         ----------------------------
                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         ----------------------------
                                                                            2006       2005     2004(B)
                                                                         ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $12.09     $11.22     $10.00
                                                                         ------     ------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss.....................................................  (0.03)(a)  (0.07)(a)  (0.05)(a)
Net Realized/Unrealized Gain on Investments.............................   0.77       1.35       1.27
                                                                         ------     ------     ------
Total from Investment Operations........................................   0.74       1.28       1.22
                                                                         ------     ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................     --         --         --
Distributions from Net Realized Capital Gains...........................  (0.15)     (0.41)        --
                                                                         ------     ------     ------
Total Distributions.....................................................  (0.15)     (0.41)        --
                                                                         ------     ------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $12.68     $12.09     $11.22
                                                                         ======     ======     ======
TOTAL RETURN                                                               6.07 %    11.36 %    12.20 %
Ratio of Expenses to Average Net Assets.................................    1.12%     1.10 %     1.10 %*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates    1.17%     1.10 %     1.10 %*
Ratio of Net Investment Loss to Average Net Assets......................  (0.22)%    (0.58)%    (0.72)%*
Portfolio Turnover Rate.................................................  153.0 %    156.4 %    101.7 %
Net Assets, End of Period (in millions)................................. $ 69.0     $ 56.9     $ 79.7

*  Annualized
+  Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Turner Mid-Cap Growth Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Turner Investment Partners, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                 Management Fees
                                earned by Manager
                                for the year ended
Portfolio                       December 31, 2006  % per annum Average Daily Assets
---------                       ------------------ ----------- --------------------

Turner Mid-Cap Growth Portfolio     $2,255,859        0.80%    First $300 Million

                                                      0.70%    Over $300 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                             Maximum Expense Ratio
                                             under current Expense
                                             Limitation Agreement
                                            ---------------------
            Portfolio                       Class A Class B Class E
            ---------                       ------- ------- -------

            Turner Mid-Cap Growth Portfolio  0.95%   1.20%   1.10%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                     Shares Issued             Net Increase
                                                        Through                 (Decrease)
                                Beginning   Shares     Dividend      Shares     in Shares     Ending
                                 Shares      Sold    Reinvestment  Repurchased Outstanding    Shares
-                               ---------- --------- ------------- ----------- ------------ ----------
Turner Mid-Cap Growth Portfolio

 Class A
 12/31/2006                     13,905,074 8,703,853    163,926    (1,224,671)   7,643,108  21,548,182
 12/31/2005                      6,810,572 7,787,424    446,670    (1,139,592)   7,094,502  13,905,074

 Class B
 12/31/2006                      4,704,761 1,482,867     59,393      (806,029)     736,231   5,440,992
 12/31/2005                      7,104,659   480,960    152,161    (3,033,019)  (2,399,898)  4,704,761

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                          Purchases                        Sales
                                ------------------------------ ------------------------------
                                U.S. Government Non-Government U.S. Government Non-Government
                                --------------- -------------- --------------- --------------

Turner Mid-Cap Growth Portfolio       $--        $511,593,758        $--        $414,648,759

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio was as follows:

                                  Federal       Gross         Gross
                                 Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                           Cost     Appreciation (Depreciation)  Appreciation
---------                       ------------ ------------ -------------- --------------

Turner Mid-Cap Growth Portfolio $306,978,637 $41,983,985    $4,562,515    $37,421,470

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                             Value of    Value of
                                            Securities  Collateral
                                            ----------- -----------

            Turner Mid-Cap Growth Portfolio $50,415,176 $51,511,573

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income   Long-Term Capital Gain         Total
                                ------------------- ---------------------  ---------------------
                                  2006      2005       2006        2005       2006       2005
                                -------- ---------- ----------  ---------- ---------- ----------

Turner Mid-Cap Growth Portfolio $120,405 $1,969,639 $2,922,103  $5,347,971 $3,042,508 $7,317,610

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                Undistributed Undistributed     Net
                                  Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                   Income         Gain      Appreciation   and Deferrals       Total
                                ------------- ------------- ------------ ------------------ -----------

Turner Mid-Cap Growth Portfolio      $--       $12,770,607  $37,421,469         $--         $50,192,076

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Turner Mid-Cap Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Turner Mid-Cap Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from May 1, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended December 31, 2006 and for the period from May 1, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund
                           Position(s)  Term of Office                                            Complex
                            Held with   and Length of          Principal Occupation(s)            overseen
Name, Age and Address       the Trust    Time Served             During Past 5 Years            by Trustee**
---------------------     ------------- -------------- ---------------------------------------- ------------
Elizabeth M. Forget* (40) President and  Indefinite;   Since December 2003, Vice President,          89
                          Trustee        From          MetLife, Inc.; since December 2000,
                                         December      President of Met Investors Advisory LLC;
                                         2000 to       since May 2006, President of MetLife
                                         present.      Advisers LLC; since May 2006, Trustee of
                                                       MetLife Investment Funds, Inc.; since
                                                       August 2006, Trustee of Metropolitan
                                                       Series Fund, Inc.
Disinterested Trustees
----------------------
Stephen M. Alderman (47)  Trustee        Indefinite;   Since November 1991, Shareholder in           46
                                         From          the law firm of Garfield and Merel, Ltd.
                                         December
                                         2000 to
                                         present.

Jack R. Borsting (77)     Trustee        Indefinite;   Since 2001, Professor of Business             46
                                         From          Administration and Dean Emeritus,
                                         December      Marshall School of Business, University
                                         2000 to       of Southern California (USC); from
                                         present.      1995-2001 Executive Director, Center
                                                       for Telecommunications Management.




Theodore A. Myers (76)    Trustee        Indefinite;   Since 1993, Financial Consultant.             46
                                         From
                                         December
                                         2000 to
                                         present.

Dawn M. Vroegop (40)      Trustee        Indefinite;   From September 1999 to September              46
                                         From          2003, Managing Director, Dresdner
                                         December      RCM Global Investors.
                                         2000 to
                                         present.


The Executive Officers
----------------------
Jeffrey A. Tupper (36)    Chief          From August   Since February 2001, Assistant Vice          N/A
                          Financial      2002 to       President of MetLife Investors Insurance
                          Officer,       present       Company; from 1997 to January 2001,
                          Treasurer                    Vice President of PIMCO Advisors L.P.

The Trustees
------------




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------     ----------------------
Elizabeth M. Forget* (40) None







Disinterested Trustees
----------------------
Stephen M. Alderman (47)  None





Jack R. Borsting (77)     Director, Whitman
                          Education Group,
                          Ivax Diagnostics and
                          Los Angeles
                          Orthopedic Hospital.
                          Trustee, The Rose
                          Hills Foundation.
                          Member, Army
                          Science Board.

Theodore A. Myers (76)    None





Dawn M. Vroegop (40)      Director, Caywood
                          Scholl Asset
                          Management;
                          Investment
                          Committee Member
                          of City College of San
                          Francisco.
The Executive Officers
----------------------
Jeffrey A. Tupper (36)    N/A




                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                                  Van Kampen
                              Comstock Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                       FOR THE YEAR ENDED 12/31/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN ASSET MANAGEMENT)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET CONDITIONS

For the 12 months ended December 31, 2006, the broad stock market completed its fourth consecutive year of positive returns since the end of the bear market in 2002. Despite disappointing second and third quarter gross domestic product
(GDP) growth, an uptick in inflation, record high oil prices and rising interest rates, the economy continued to grow at a slower but respectable rate and inflation remained in check. Abating recession fears fueled strong stock performance, especially in the latter months of the period. Moreover, robust global merger and acquisition activity, stock buybacks, dividend increases and generally healthy corporate balance sheets continued to support investors' enthusiasm for stocks. Generally speaking, large-cap value stocks, in which the Portfolio invests, outperformed the broad stock market for the period under review.

PERFORMANCE ANALYSIS

For the 12-month period ended December 31, 2006, the Portfolio's A shares returned 16.34% and B shares returned 16.05%. In comparison, the benchmark S&P 500(R) Index/1/ returned 15.79% for the same period.

In the 12-month period, the Portfolio outperformed the benchmark S&P 500(R) Index. We note that the Portfolio's sector over- and underweights relative to the S&P 500(R) Index are a result of our bottom-up stock selection process and do not reflect intentional top-down decisions. Among the chief positive contributors was the Portfolio's exposure to the consumer discretionary sector, primarily due to media stocks that benefited from positive company-specific factors. Stock selection and an underweight allocation in the information technology sector also added to gains relative to the S&P 500(R) Index. The Portfolio's significant overweight in telecommunication service stocks proved advantageous, given that the sector was the best performing group in the S&P 500(R) Index. In the past year, the telecom sector has benefited from considerable merger and acquisition activity and the greater efficiencies of the integrated companies.

In contrast, the materials sector detracted from performance relative to the S&P 500(R) Index. The Portfolio's holdings in the sector were less exposed to the accelerating demand from China and other developing economies, which had driven the performance of other materials stocks. A large underweight in the energy sector--where compelling valuations were sparse, in our view--also hampered gains. The energy sector was the second best performing group in the S&P 500(R) Index during the 12-month period.

MANAGEMENT STRATEGY

We remain committed to the Portfolio's discipline of seeking well-established, attractively valued companies that we believe have the potential for capital growth and income, regardless of what the economy or markets are doing. We continue to maintain our focus on bottom-up selection of stocks with reasonable valuations relative to our assessment of fair value. The Portfolio's positioning--with its significant underweight in energy and large overweight in large cap pharmaceuticals--remained largely unchanged throughout the period and portfolio turnover was low. Our long-term perspective affords us the patience to buy and hold some of the Portfolio's more contrarian positions.
--------
/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group concentration. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market-value. The Index does not include fees or expenses and is not available for direct investment.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE PORTFOLIO IN THE FUTURE.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Citigroup, Inc.                 4.20%
                    ----------------------------------------
                    International Paper Co.         3.16%
                    ----------------------------------------
                    Bank of America Corp.           3.16%
                    ----------------------------------------
                    Verizon Communications, Inc.    3.06%
                    ----------------------------------------
                    AT&T, Inc.                      2.81%
                    ----------------------------------------
                    Bristol-Myers Squibb Co.        2.74%
                    ----------------------------------------
                    E.I. du Pont de Nemours & Co.   2.70%
                    ----------------------------------------
                    Freddie Mac                     2.47%
                    ----------------------------------------
                    Wachovia Corp.                  2.23%
                    ----------------------------------------
                    Time Warner, Inc.               2.22%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                                    [CHART]

Non-Cyclical       29.8%
Financial          29.4%
Communications     19.5%
Basic Materials     9.6%
Technology          5.8%
Cyclical            4.0%
Industrial          0.7%
Utilities           0.7%
Energy              0.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                       FOR THE YEAR ENDED 12/31/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN ASSET MANAGEMENT)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500(R) INDEX/1/ AND RUSSELL
                            1000(R) VALUE INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

                                          Russell 1000
   Date           S&P 500       Fund       Value Index
----------        -------     -------     -------------
 4/30/2005        $10,000     $10,000       $10,000
 6/30/2005                                   10,353
12/31/2005         10,929      10,593        10,891
12/31/2006         12,656      12,325        13,313


    -------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the year ended 12/31/06)
    -------------------------------------------------------------
                                   1 Year    Since Inception/4/
    -------------------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A             16.34%          13.32%
          Class B                  16.05%          13.03%
    -------------------------------------------------------------
- - S&P 500(R)/1/ Index            15.79%          15.17%
    -------------------------------------------------------------
--  Russell 1000(R) Value Index/2/ 22.25%          18.74%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 1000(R) Value Index is an unmanaged index which measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,121.00        $3.53
  Hypothetical (5% return before expenses)     1,000.00      1,021.88         3.36
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,119.40         4.86
  Hypothetical (5% return before expenses)     1,000.00      1,020.62         4.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.66% and 0.91% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 91.1%
        AIRLINES - 0.0%
        Southwest Airlines Co................    25,300 $       387,596
                                                        ---------------
        BANKS - 9.1%
        Bank of America Corp.................   803,200      42,882,848
        Bank of New York Co., Inc............   457,900      18,027,523
        Barclays Plc (ADR)(a)................    46,800       2,720,952
        SunTrust Banks, Inc..................    48,000       4,053,600
        U.S. Bancorp.........................   178,700       6,467,153
        Wachovia Corp........................   530,200      30,194,890
        Wells Fargo & Co.....................   552,700      19,654,012
                                                        ---------------
                                                            124,000,978
                                                        ---------------
        BEVERAGES - 2.7%
        Anheuser-Busch Cos., Inc.............   179,900       8,851,080
        Coca-Cola Co.........................   569,300      27,468,725
                                                        ---------------
                                                             36,319,805
                                                        ---------------
        CHEMICALS - 3.4%
        E.I. du Pont de Nemours & Co.........   750,300      36,547,113
        Rohm & Haas Co.......................   196,800      10,060,416
                                                        ---------------
                                                             46,607,529
                                                        ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
        Cisco Systems, Inc.*.................   245,000       6,695,850
                                                        ---------------
        COMPUTERS & PERIPHERALS - 2.5%
        Dell, Inc.*..........................   674,800      16,930,732
        Hewlett-Packard Co...................   139,400       5,741,886
        International Business Machines Corp.   112,200      10,900,230
                                                        ---------------
                                                             33,572,848
                                                        ---------------
        ELECTRIC UTILITIES - 0.6%
        American Electric Power Co., Inc.....   198,400       8,447,872
                                                        ---------------
        FINANCIAL - DIVERSIFIED - 10.8%
        Citigroup, Inc....................... 1,022,000      56,925,400
        Fannie Mae...........................   100,800       5,986,512
        Freddie Mac..........................   492,900      33,467,910
        JPMorgan Chase & Co..................   347,100      16,764,930
        Merrill Lynch & Co., Inc.............   188,600      17,558,660
        PNC Financial Services Group, Inc....   155,700      11,528,028
        Western Union Co.....................   214,800       4,815,816
                                                        ---------------
                                                            147,047,256
                                                        ---------------
        FOOD & DRUG RETAILING - 4.5%
        Cadbury Schweppes Plc (ADR)(a).......   387,400      16,631,082
        Kraft Foods, Inc.--Class A(a)........   504,400      18,007,080
        Unilever NV..........................   956,700      26,070,075
                                                        ---------------
                                                             60,708,237
                                                        ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
        Boston Scientific Corp.*.............   589,300      10,124,174
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.9%
        Cardinal Health, Inc.................   184,300      11,874,449
                                                        ---------------

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      HOUSEHOLD PRODUCTS - 2.0%
      Kimberly-Clark Corp......................   404,400 $    27,478,980
                                                          ---------------
      INDUSTRIAL - DIVERSIFIED - 0.6%
      General Electric Co......................   226,400       8,424,344
                                                          ---------------
      INSURANCE - 5.5%
      AFLAC, Inc...............................   152,300       7,005,800
      American International Group, Inc........   195,800      14,031,028
      Berkshire Hathaway, Inc. - Class B*......     2,160       7,918,560
      Chubb Corp. (The)........................   322,120      17,043,369
      Genworth Financial, Inc. - Class A.......   120,800       4,132,568
      Hartford Financial Services Group, Inc.
        (The)..................................    53,500       4,992,085
      St. Paul Travelers Cos., Inc. (The)......   242,700      13,030,563
      Torchmark Corp...........................    94,800       6,044,448
                                                          ---------------
                                                               74,198,421
                                                          ---------------
      INTERNET SOFTWARE & SERVICES - 0.4%
      McAfee, Inc.*............................   205,900       5,843,442
                                                          ---------------
      MEDIA - 10.4%
      Clear Channel Communications, Inc........   296,299      10,530,466
      Comcast Corp. - Class A*.................   561,200      23,755,596
      Gannett Co., Inc.........................   101,900       6,160,874
      Liberty Media Holding Corp. - Class A*...   124,535      12,201,939
      Liberty Media Holding Corp. - Interactive
        Class A*(a)............................   606,275      13,077,352
      News Corp. - Class B (a).................   560,700      12,481,182
      Time Warner, Inc......................... 1,384,300      30,150,054
      Viacom, Inc. - Class B*..................   619,250      25,407,828
      Walt Disney Co. (The)....................   209,300       7,172,711
                                                          ---------------
                                                              140,938,002
                                                          ---------------
      METALS & MINING - 2.2%
      Alcoa, Inc...............................   977,400      29,331,774
                                                          ---------------
      OIL & GAS - 0.5%
      Total S.A. (ADR).........................    92,700       6,666,984
                                                          ---------------
      PAPER & FOREST PRODUCTS - 3.2%
      International Paper Co................... 1,257,840      42,892,344
                                                          ---------------
      PHARMACEUTICALS - 16.0%
      Abbott Laboratories......................   353,300      17,209,243
      Bristol-Myers Squibb Co.................. 1,408,700      37,076,984
      Eli Lilly & Co...........................   439,600      22,903,160
      GlaxoSmithKline Plc (ADR)................   528,000      27,857,280
      Pfizer, Inc..............................   883,500      22,882,650
      Roche Holding AG (ADR)...................   247,900      22,162,260
      Sanofi-Aventis (ADR).....................   252,400      11,653,308
      Schering-Plough Corp..................... 1,202,800      28,434,192
      Wyeth....................................   514,000      26,172,880
                                                          ---------------
                                                              216,351,957
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

             ------------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                   SHARES      (NOTE 2)
             ------------------------------------------------------

             RETAIL - MULTILINE - 3.2%
             CVS Corp....................   456,700 $    14,116,597
             Wal-Mart Stores, Inc........   635,900      29,365,862
                                                    ---------------
                                                         43,482,459
                                                    ---------------

             RETAIL - SPECIALTY - 0.4%
             Lowe's Cos., Inc............   165,800       5,164,670
                                                    ---------------
             SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
             Intel Corp..................   576,700      11,678,175
             KLA-Tencor Corp.............   142,300       7,079,425
             Texas Instruments, Inc......   176,600       5,086,080
                                                    ---------------
                                                         23,843,680
                                                    ---------------
             SOFTWARE - 1.1%
             First Data Corp.............   214,700       5,479,144
             Microsoft Corp..............   306,100       9,140,146
                                                    ---------------
                                                         14,619,290
                                                    ---------------

             TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.5%
             AT&T, Inc................... 1,065,000      38,073,750
             Embarq Corp.................    25,695       1,350,529
             Sprint Nextel Corp..........   347,200       6,558,608
             Verizon Communications, Inc. 1,115,400      41,537,496
                                                    ---------------
                                                         87,520,383
                                                    ---------------
             TOBACCO - 1.6%
             Altria Group, Inc...........   257,800      22,124,397
                                                    ---------------
             Total Common Stocks
               (Cost $1,095,930,869)                  1,234,667,721
                                                    ---------------

        ---------------------------------------------------------------
        SECURITY                               PAR          VALUE
        DESCRIPTION                           AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        SHORT-TERM INVESTMENT - 8.7%
        Federal National Mortgage
          Association 4.800%, due 01/02/07
          (Cost $118,184,240)............. $118,200,000 $   118,184,240
                                                        ---------------

        TOTAL INVESTMENTS - 99.8%
        (Cost $1,214,115,109)                             1,352,851,961

        Other Assets and Liabilities (net) - 0.2%             2,567,205
                                                        ---------------

        TOTAL NET ASSETS - 100.0%                       $ 1,355,419,166
                                                        ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $24,543,187 and the collateral received consisted of cash in the amount of $25,120,647.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

VAN KAMPEN COMSTOCK PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                  $1,352,851,961
   Cash                                                     53,907
   Collateral on securities on loan                     25,120,647
   Receivable for investments sold                         405,298
   Receivable for Trust shares sold                      1,811,067
   Dividends receivable                                  1,341,182
                                                    --------------
      Total assets                                   1,381,584,062
                                                    --------------
LIABILITIES
   Payables for:
      Trust shares redeemed                                200,398
      Distribution and services fees--Class B               31,340
      Collateral on securities on loan                  25,120,647
      Investment advisory fee payable (Note 3)             674,785
      Administration fee payable                            11,583
      Custodian and accounting fees payable                125,415
   Accrued expenses                                            728
                                                    --------------
      Total liabilities                                 26,164,896
                                                    --------------
NET ASSETS                                          $1,355,419,166
                                                    ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $1,163,532,606
   Accumulated net realized gain                        29,903,372
   Unrealized appreciation on investments              138,736,852
   Undistributed net investment income                  23,246,336
                                                    --------------
      Total                                         $1,355,419,166
                                                    ==============
NET ASSETS
   Class A                                          $1,210,102,668
                                                    ==============
   Class B                                             145,316,498
                                                    ==============
CAPITAL SHARES OUTSTANDING
   Class A                                             101,295,416
                                                    ==============
   Class B                                              12,203,533
                                                    ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                          $        11.95
                                                    ==============
   Class B                                                   11.91
                                                    ==============

------------------------------------------------------------------
*Investments at cost                                $1,214,115,109

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

VAN KAMPEN COMSTOCK PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $ 26,220,051
   Interest (2)                                                              4,728,090
                                                                          ------------
       Total investment income                                              30,948,141
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          6,849,608
   Administration fees                                                         128,909
   Custody and accounting fees                                                 264,765
   Distribution fee--Class B                                                   268,498
   Transfer agent fees                                                          51,036
   Audit                                                                        26,500
   Legal                                                                        44,811
   Trustee fees and expenses                                                     8,459
   Shareholder reporting                                                        35,193
   Insurance                                                                    21,452
   Other                                                                         2,665
                                                                          ------------
   Total expenses                                                            7,701,896
                                                                          ------------
   Net investment income                                                    23,246,245
                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                          30,112,739
       Futures contracts                                                        26,190
                                                                          ------------
   Net realized gain on investments and futures contracts                   30,138,929
                                                                          ------------
   Net change in unrealized appreciation on:
       Investments                                                         123,430,916
                                                                          ------------
   Net change in unrealized appreciation on investments                    123,430,916
                                                                          ------------
   Net realized and unrealized gain on investments and futures
       contracts                                                           153,569,845
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $176,816,090
                                                                          ============

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $    283,598
(2)Interest income includes net security lending income of:                     76,322

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

VAN KAMPEN COMSTOCK PORTFOLIO

                                                                           Year Ended     Year Ended
                                                                          December 31,   December 31,
                                                                              2006          2005*
                                                                         -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   23,246,245  $ 10,196,739
   Net realized gain on investments and futures contracts                    30,138,929    20,570,455
   Net change in unrealized appreciation on investments                     123,430,916    15,305,936
                                                                         --------------  ------------
   Net increase in net assets resulting from operations                     176,816,090    46,073,130
                                                                         --------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                   (115,272)   (9,510,987)
     Class B                                                                         --      (581,432)
   From net realized gains
     Class A                                                                (12,670,822)   (6,607,338)
     Class B                                                                 (1,086,600)     (437,105)
                                                                         --------------  ------------
   Net decrease in net assets resulting from distributions                  (13,872,694)  (17,136,862)
                                                                         --------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                369,018,258   848,244,972
     Class B                                                                 83,035,683    57,432,155
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                 12,786,094    16,118,325
     Class B                                                                  1,086,600     1,018,537
   Cost of shares repurchased
     Class A                                                               (198,585,356)  (11,895,805)
     Class B                                                                (14,069,551)     (650,410)
                                                                         --------------  ------------
   Net increase in net assets from capital share transactions               253,271,728   910,267,774
                                                                         --------------  ------------
TOTAL INCREASE IN NET ASSETS                                                416,215,124   939,204,042
   Net assets at beginning of period                                        939,204,042            --
                                                                         --------------  ------------
   Net assets at end of period                                           $1,355,419,166  $939,204,042
                                                                         ==============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   23,246,336  $    115,364
                                                                         ==============  ============

* For the period 05/02/2005 (Commencement of Operations) through 12/31/2005.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                 CLASS A
VAN KAMPEN COMSTOCK PORTFOLIO                                            -------------------
                                                                           FOR THE YEARS ENDED
                                                                              DECEMBER 31,
                                                                         -------------------
                                                                             2006      2005(B)
                                                                         --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  10.40     $10.00
                                                                         --------     ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.23 (a)   0.14 (a)
Net Realized/Unrealized Gain on Investments.............................     1.45       0.45
                                                                         --------     ------
Total from Investment Operations........................................     1.68       0.59
                                                                         --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................    (0.00)+    (0.11)
Distributions from Net Realized Capital Gains...........................    (0.13)     (0.08)
                                                                         --------     ------
Total Distributions.....................................................    (0.13)     (0.19)
                                                                         --------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.95     $10.40
                                                                         ========     ======
TOTAL RETURN                                                                16.34%      5.93%
Ratio of Expenses to Average Net Assets.................................     0.67%      0.68%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.67%      0.68%*
Ratio of Net Investment Income to Average Net Assets....................     2.11%      2.02%*
Portfolio Turnover Rate.................................................     32.7%      75.7%
Net Assets, End of Period (in millions)................................. $1,210.1     $880.4

                                                                                 CLASS B
                                                                         -------------------
                                                                           FOR THE YEARS ENDED
                                                                              DECEMBER 31,
                                                                         -------------------
                                                                             2006      2005(B)
                                                                         --------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $  10.39     $10.00
                                                                         --------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................................     0.20 (a)   0.12 (a)
Net Realized/Unrealized Gain on Investments.............................     1.45       0.46
                                                                         --------     ------
Total from Investment Operations........................................     1.65       0.58
                                                                         --------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income....................................       --      (0.11)
Distributions from Net Realized Capital Gains...........................    (0.13)     (0.08)
                                                                         --------     ------
Total Distributions.....................................................    (0.13)     (0.19)
                                                                         --------     ------
NET ASSET VALUE, END OF PERIOD.......................................... $  11.91     $10.39
                                                                         ========     ======
TOTAL RETURN                                                                16.05%      5.75%
Ratio of Expenses to Average Net Assets.................................     0.92%      0.93%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates     0.92%      0.93%*
Ratio of Net Investment Income to Average Net Assets....................     1.85%      1.71%*
Portfolio Turnover Rate.................................................     32.7%      75.7%
Net Assets, End of Period (in millions).................................   $145.3      $58.8

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/02/2005.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Van Kampen Comstock Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., (dba Van Kampen Asset Management), (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                               Management Fees
                              earned by Manager
                              for the year ended
Portfolio                     December 31, 2006  % per annum    Average Daily Assets
---------                     ------------------ ----------- --------------------------

Van Kampen Comstock Portfolio     $6,849,608         0.65%   First $500 Million

                                                     0.60%   $500 Million to $1 Billion

                                                    0.525%   Over $1 Billion

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                            Maximum Expense Ratio
                                            under current Expense
                                            Limitation Agreement
                                           ---------------------
             Portfolio                     Class A Class B Class E
             ---------                     ------- ------- -------

             Van Kampen Comstock Portfolio  0.80%   1.05%   0.95%*

* Class not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                    Shares Issued                  Net
                                                       Through                  Increase
                              Beginning    Shares     Dividend      Shares      in Shares    Ending
                               Shares       Sold    Reinvestment  Repurchased  Outstanding   Shares
-                             ---------- ---------- ------------- -----------  ----------- -----------

Van Kampen Comstock Portfolio

 Class A
 12/31/2006                   84,656,186 33,736,932   1,202,804   (18,300,506) 16,639,230  101,295,416
 05/02/2005-12/31/2005                -- 84,287,490   1,539,477    (1,170,781) 84,656,186   84,656,186

 Class B
 12/31/2006                    5,655,536  7,658,764     102,446    (1,213,213)  6,547,997   12,203,533
 05/02/2005-12/31/2005                --  5,622,869      97,374       (64,707)  5,655,536    5,655,536

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                        Purchases                        Sales
-                             ------------------------------ ------------------------------
                              U.S. Government Non-Government U.S. Government Non-Government
-                             --------------- -------------- --------------- --------------

Van Kampen Comstock Portfolio       $--        $547,443,418        $--        $336,138,005

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

5. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                 Federal        Gross         Gross
                                Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                          Cost      Appreciation (Depreciation)  Appreciation
---------                     -------------- ------------ -------------- --------------

Van Kampen Comstock Portfolio $1,215,649,135 $146,949,507  $(9,746,682)   $137,202,825

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                            Value of    Value of
                                           Securities  Collateral
             -                             ----------- -----------

             Van Kampen Comstock Portfolio $24,543,187 $25,120,647

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                  Ordinary Income     Long-Term Capital Gain          Total
                              ----------------------- ---------------------- -----------------------
                                 2006        2005     2006        2005          2006        2005
                              ----------- ----------- ----        ----       ----------- -----------

Van Kampen Comstock Portfolio $13,872,694 $17,136,862 $--         $--        $13,872,694 $17,136,862

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                              Undistributed Undistributed     Net
                                Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                 Income         Gain      Appreciation   and Deferrals       Total
-                             ------------- ------------- ------------ ------------------ ------------

Van Kampen Comstock Portfolio  $34,621,599   $20,062,136  $137,202,826        $--         $191,886,561

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Comstock Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Comstock Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Comstock Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

                          MET INVESTORS SERIES TRUST


                              Van Kampen Mid-Cap
                               Growth Portfolio
             (formerly Lord Abbett Growth Opportunities Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2006

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN ASSET MANAGEMENT)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET CONDITIONS

For the period from October 1, 2006, through December 31, 2006, (in essence, the fourth quarter of 2006) stocks remained in positive territory as recession fears began to diminish. The Federal Open Market Committee (the "Fed") stopped raising the target federal funds rate following its June 29/th/ meeting, and left the rate unchanged for the remainder of 2006. Energy prices were still elevated but receded from the record high set in July. Moreover, sentiment continued to be supported by generally better than expected corporate earnings, healthy balance sheets, and the exceptionally strong pace of merger and acquisition activity that persisted throughout 2005 and 2006.

PERFORMANCE ANALYSIS

For the period from October 1, 2006 through December 31, 2006, the Portfolio's A shares returned 7.30% and B shares returned 7.22%. In comparison, the benchmark, Russell Midcap(R) Growth Index, returned 6.95% for the same period.

Among the top contributing sectors in the Portfolio relative to the Russell Midcap(R) Growth Index was the consumer discretionary sector, where a sector overweight and stock selection in hotel/motel companies, commercial services and radio and television broadcasters benefited results. Stock selection within the homebuilding segment of the producer durables sector also added to relative returns. Additionally, stock selection in the consumer staples and health care sectors bolstered overall performance.

The bottom contributing sectors were autos and transportation, financial services and other energy. Within the autos and transportation sector, the Portfolio's holdings in transportation and logistics companies diminished returns. For the financial services sector, our avoidance of real estate investment trusts (REITS) and financial data processing services proved disadvantageous. Finally, stock selection in other energy negatively affected performance, although our choice of crude oil producers helped to mitigate the sector's lackluster results.

MANAGEMENT STRATEGY

We use intensive fundamental research to seek high-quality growth companies. Our investment discipline favors companies that have sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because we emphasize secular growth, short-term market events are not as meaningful in the stock selection process.

At the end of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by health care and financial services. Health care and financial services were underweighted versus the Russell Midcap(R) Growth Index.

DENNIS LYNCH
DAVID COHEN
SAN CHAINARI
ALEXANDER NORTON
Portfolio Managers
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

NOTE: THE MANAGEMENT TEAM BEGAN MANAGING THE PORTFOLIO ON OCTOBER 1, 2006. THE COMMENTARY REFLECTS THE PERIOD FROM OCTOBER 1, 2006, THROUGH DECEMBER 31, 2006.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/06

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Ultra Petroleum Corp.                 4.39%
                 ----------------------------------------------
                 Corporate Executive Board Co.         3.73%
                 ----------------------------------------------
                 Grupo Televisa S.A. de C.V. (ADR)     3.33%
                 ----------------------------------------------
                 Amazon.com, Inc.                      3.23%
                 ----------------------------------------------
                 Intercontinental Hotels Group (ADR)   3.20%
                 ----------------------------------------------
                 NII Holdings, Inc.                    3.14%
                 ----------------------------------------------
                 Monster Worldwide, Inc.               3.09%
                 ----------------------------------------------
                 Abercrombie & Fitch Co.--Class A      2.95%
                 ----------------------------------------------
                 Dade Behring Holdings, Inc.           2.68%
                 ----------------------------------------------
                 Iron Mountain, Inc.                   2.60%
                 ----------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/06

                           [CHART]

Cyclical                                     21.6%
Non-Cyclical                                 21.2%
Communication                                19.1%
Industrials                                  11.2%
Financials                                   10.8%
Energy                                        8.2%
Information Technology                        5.7%
Basic Materials                               2.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                 FOR THE YEAR ENDED 12/31/06
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (DBA VAN KAMPEN ASSET MANAGEMENT)

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



                VAN KAMPEN MID-CAP GROWTH PORTFOLIO MANAGED BY
MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. RUSSELL MIDCAP(R) GROWTH INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                                    Russell
                                    Mid Cap
                    Fund            Growth
                   -------          --------
 2/12/2001         $10,000          10,000
12/31/2001           8,930           8,237
12/31/2002           6,750           5,980
12/31/2003           9,160           8,535
12/31/2004          10,300           9,856
12/31/2005          10,772          11,048
12/31/2006          11,675           9,235




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/06)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Van Kampen
    Mid-Cap Growth
    Portfolio--Class A        8.65%  8.65% 5.80%        3.84%
--       Class B              8.37%  8.42% 5.50%        2.66%
    ----------------------------------------------------------------
    Russell Midcap(R) Growth
- - Index/1/                 10.66% 12.73% 8.22%        1.95%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap(R) Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2006 through December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/06       12/31/06      7/1/06-12/31/06
VAN KAMPEN MID-CAP GROWTH PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,058.80        $4.67
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,057.80         5.96
  Hypothetical (5% return before expenses)     1,000.00      1,019.41         5.85
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 94.5%
        AIR FREIGHT & LOGISTICS - 2.6%
        Expeditors International of Washington, Inc. 49,715 $  2,013,458
                                                            ------------
        BANKS - 1.6%
        People's Bank of Bridgeport CT(a)........... 27,629    1,232,806
                                                            ------------
        BIOTECHNOLOGY - 1.1%
        Techne Corp.*(a)............................ 16,005      887,477
                                                            ------------
        CHEMICALS - 1.1%
        Cabot Corp.................................. 19,892      866,694
                                                            ------------
        COMMERCIAL SERVICES & SUPPLIES - 13.8%
        Apollo Group, Inc. - Class A*(a)............ 20,748      808,550
        ChoicePoint, Inc.*(a)....................... 40,628    1,599,931
        Corporate Executive Board Co.(a)............ 33,545    2,941,896
        Iron Mountain, Inc.*(a)..................... 49,607    2,050,753
        ITT Educational Services, Inc.*............. 11,239      745,932
        Stericycle, Inc.*(a)........................ 23,423    1,768,437
        Weight Watchers International, Inc.......... 17,721      930,884
                                                            ------------
                                                              10,846,383
                                                            ------------
        CONSTRUCTION MATERIALS - 1.1%
        Florida Rock Industries, Inc.(a)............ 19,731      849,420
                                                            ------------
        FINANCE - DIVERSIFIED - 0.9%
        Janus Capital Group, Inc.(a)................ 33,728      728,188
                                                            ------------
        FINANCIAL SERVICES - 3.1%
        Calamos Asset Management, Inc. - Class A(a). 50,720    1,360,818
        Leucadia National Corp.(a).................. 38,812    1,094,498
                                                            ------------
                                                               2,455,316
                                                            ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
        Dade Behring Holdings, Inc.................. 53,071    2,112,757
        Gen-Probe, Inc.*............................ 27,731    1,452,272
                                                            ------------
                                                               3,565,029
                                                            ------------
        HOMEBUILDERS - 1.2%
        NVR, Inc.*(a)...............................  1,457      939,765
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 11.8%
        Choice Hotels International, Inc.(a)........ 24,120    1,015,452
        Hilton Hotels Corp.......................... 25,816      900,978
        Intercontinental Hotels Group (ADR)(a)...... 99,787    2,519,622
        Station Casinos, Inc.(a).................... 12,918    1,055,013
        Wendy's International, Inc.(a).............. 54,717    1,810,586
        Wynn Resorts, Ltd.(a)....................... 21,077    1,978,076
                                                            ------------
                                                               9,279,727
                                                            ------------
        INSURANCE - 2.0%
        Alleghany Corp.*(a).........................  2,504      910,455
        Brown & Brown, Inc.(a)...................... 23,778      670,777
                                                            ------------
                                                               1,581,232
                                                            ------------
        INTERNET & CATALOG RETAIL - 1.3%
        Expedia, Inc.*(a)........................... 49,458    1,037,629
                                                            ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        INTERNET SOFTWARE & SERVICES - 7.7%
        Amazon.com, Inc.*(a)....................... 64,524 $  2,546,117
        Baidu.com (ADR)*...........................  9,708    1,094,286
        Monster Worldwide, Inc.*................... 52,276    2,438,152
                                                           ------------
                                                              6,078,555
                                                           ------------
        LEISURE EQUIPMENT & PRODUCTS - 1.0%
        Eastman Kodak Co.(a)....................... 31,125      803,025
                                                           ------------
        MACHINERY - 1.6%
        Pentair, Inc.(a)........................... 39,461    1,239,075
                                                           ------------
        MEDIA - 6.0%
        Focus Media Holding, Ltd.*................. 12,527      831,667
        Grupo Televisa S.A. de C.V. (ADR).......... 97,123    2,623,292
        Lamar Advertising Co. - Class A*(a)........ 19,845    1,297,665
                                                           ------------
                                                              4,752,624
                                                           ------------
        OIL & GAS - 7.9%
        Questar Corp...............................  9,781      812,312
        Southwestern Energy Co.*................... 55,699    1,952,250
        Ultra Petroleum Corp.*(a).................. 72,514    3,462,544
                                                           ------------
                                                              6,227,106
                                                           ------------
        PAPER & FOREST PRODUCTS - 1.0%
        MeadWestvaco Corp.......................... 25,910      778,855
                                                           ------------
        REAL ESTATE - 4.9%
        Brookfield Asset Management, Inc. - Class A  7,488      360,772
        Desarrolladora Homex SA de CV (ADR)*(a).... 30,051    1,775,113
        Realogy Corp.*............................. 29,664      899,412
        St. Joe Co. (The)(a)....................... 15,791      845,924
                                                           ------------
                                                              3,881,221
                                                           ------------
        RETAIL - SPECIALTY - 5.4%
        Abercrombie & Fitch Co. - Class A(a)....... 33,354    2,322,439
        PetSmart, Inc.(a).......................... 24,627      710,735
        Urban Outfitters, Inc.*(a)................. 52,233    1,202,926
                                                           ------------
                                                              4,236,100
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.0%
        Marvell Technology Group, Ltd.*(a)......... 68,047    1,305,822
        Tessera Technologies, Inc.*(a)............. 26,982    1,088,454
                                                           ------------
                                                              2,394,276
                                                           ------------
        SOFTWARE - 2.5%
        Activision, Inc.*(a)....................... 46,382      799,626
        Salesforce.com, Inc.*(a)................... 31,092    1,133,303
                                                           ------------
                                                              1,932,929
                                                           ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 5.2%
        Crown Castle International Corp.*(a)....... 50,841    1,642,164
        NII Holdings, Inc.*(a)..................... 38,454    2,477,976
                                                           ------------
                                                              4,120,140
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2006
(PERCENTAGE OF NET ASSETS)

      ----------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      ----------------------------------------------------------------------

      TRANSPORTATION - 2.2%
      C.H. Robinson Worldwide, Inc.(a)...........     43,171 $  1,765,261
                                                             ------------
      Total Common Stocks
      (Cost $69,768,040)                                       74,492,291
                                                             ------------

      INVESTMENT COMPANY SECURITIES - 1.0%
      Aeroplan Income Fund
        (Cost $817,880)..........................     55,410      806,854
                                                             ------------

      SHORT-TERM INVESTMENT - 8.2%
      State Street Bank and Trust Co., Repurchase
        Agreement dated 12/29/06 at 3.400% to
        be repurchased at $6,492,452 on
        01/02/07 collateralized by $6,670,000
        FHLB at 4.375% due 09/17/10 with a value
        of $6,622,616.
        (Cost - $6,490,000)...................... $6,490,000    6,490,000
                                                             ------------

      TOTAL INVESTMENTS - 103.7%
      (Cost $77,075,920)                                       81,789,145

      Other Assets and Liabilities (net) - (3.7)%              (2,930,495)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 78,858,650
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-Income producing security

(a) A portion or all of the security was held on loan. As of December 31, 2006, the market value of the securities loaned was $19,632,808 and the collateral received consisted of cash in the amount of $20,090,775.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

VAN KAMPEN MID-CAP GROWTH PORTFOLIO

ASSETS
   Investments, at value (Note 2)*                                       $ 75,299,145
   Repurchase Agreement                                                     6,490,000
   Cash                                                                            20
   Collateral on securities on loan                                        20,090,775
   Receivable for Trust shares sold                                            94,363
   Dividends receivable                                                        15,526
   Interest receivable                                                          1,839
   Receivable from investment manager (Note 3)                                 28,797
                                                                         ------------
     Total assets                                                         102,020,465
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                  2,804,666
     Trust shares redeemed                                                    101,500
     Distribution and services fees - Class B                                  11,730
     Collateral on securities on loan                                      20,090,775
     Investment advisory fee payable (Note 3)                                  45,823
     Administration fee payable                                                 1,617
     Custodian and accounting fees payable                                     53,347
   Accrued expenses                                                            52,357
                                                                         ------------
     Total liabilities                                                     23,161,815
                                                                         ------------
NET ASSETS                                                               $ 78,858,650
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $ 69,569,894
   Accumulated net realized gain                                            4,575,366
   Unrealized appreciation on investments                                   4,713,390
                                                                         ------------
     Total                                                               $ 78,858,650
                                                                         ============
NET ASSETS
   Class A                                                               $ 24,023,842
                                                                         ============
   Class B                                                                 54,834,808
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  2,300,279
                                                                         ============
   Class B                                                                  5,350,037
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      10.44
                                                                         ============
   Class B                                                                      10.25
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                    $ 70,585,920

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

VAN KAMPEN MID-CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
   Dividends (1)                                                          $   435,476
   Interest (2)                                                               143,104
                                                                          -----------
       Total investment income                                                578,580
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           483,646
   Administration fees                                                         19,556
   Custody and accounting fees                                                115,132
   Distribution fee - Class B                                                 122,241
   Transfer agent fees                                                         35,524
   Audit                                                                       26,442
   Legal                                                                       53,255
   Trustee fees and expenses                                                   13,981
   Shareholder reporting                                                        4,834
   Insurance                                                                    1,390
   Other                                                                        6,439
                                                                          -----------
       Total expenses                                                         882,440
       Less fees waived and expenses reimbursed by the manager               (127,383)
       Less broker commission recapture                                       (10,985)
                                                                          -----------
   Net expenses                                                               744,072
                                                                          -----------
   Net investment loss                                                       (165,492)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY
   Net realized gain (loss) on:
       Investments                                                          8,574,994
       Foreign currency                                                           (12)
                                                                          -----------
   Net realized gain on investments and foreign currency                    8,574,982
                                                                          -----------
   Net change in unrealized depreciation on:
       Investments                                                         (2,950,083)
                                                                          -----------
   Net change in unrealized depreciation on investments                    (2,950,083)
                                                                          -----------
   Net realized and unrealized gain on investments and foreign
       currency                                                             5,624,899
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 5,459,407
                                                                          ===========

--------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $     1,425
(2)Interest income includes net security lending income of:                    19,486

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2006

VAN KAMPEN MID-CAP GROWTH PORTFOLIO

                                                                          Year Ended   Year Ended
                                                                         December 31, December 31,
                                                                             2006         2005
                                                                         -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment loss                                                   $  (165,492) $  (297,004)
   Net realized gain on investments and foreign currency                   8,574,982    4,917,596
   Net change in unrealized depreciation on investments                   (2,950,083)  (1,891,005)
                                                                         -----------  -----------
   Net increase in net assets resulting from operations                    5,459,407    2,729,587
                                                                         -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains
     Class A                                                              (1,243,681)  (1,461,399)
     Class B                                                              (2,891,195)  (2,793,472)
                                                                         -----------  -----------
   Net decrease in net assets resulting from distributions                (4,134,876)  (4,254,871)
                                                                         -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                               6,110,096      259,016
     Class B                                                              14,136,330    5,092,845
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               1,243,681    1,461,399
     Class B                                                               2,891,195    2,793,472
   Cost of shares repurchased
     Class A                                                              (5,225,391)  (6,279,570)
     Class B                                                              (3,977,281)  (1,958,559)
                                                                         -----------  -----------
   Net increase in net assets from capital share transactions             15,178,630    1,368,603
                                                                         -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   16,503,161     (156,681)
   Net assets at beginning of period                                      62,355,489   62,512,170
                                                                         -----------  -----------
   Net assets at end of period                                           $78,858,650  $62,355,489
                                                                         ===========  ===========
   Net assets at end of period includes distributions in excess of
       net investment income                                             $        --  $      (143)
                                                                         ===========  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                          CLASS A
VAN KAMPEN MID-CAP GROWTH PORTFOLIO                               ---------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------------------------
                                                                     2006       2005       2004       2003       2002
                                                                  ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.19     $10.43     $ 9.24     $ 6.78     $  8.95
                                                                  ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss..............................................  (0.01)(a)  (0.04)(a)  (0.04)(a)  (0.05)(a)   (0.04)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............   0.90       0.54       1.23       2.51       (2.13)
                                                                  ------     ------     ------     ------     -------
Total from Investment Operations.................................   0.89       0.50       1.19       2.46       (2.17)
                                                                  ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................     --         --         --         --          --
Distributions from Net Realized Capital Gains....................  (0.64)     (0.74)        --         --          --
                                                                  ------     ------     ------     ------     -------
Total Distributions..............................................  (0.64)     (0.74)        --         --          --
                                                                  ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD................................... $10.44     $10.19     $10.43     $ 9.24     $  6.78
                                                                  ======     ======     ======     ======     =======
TOTAL RETURN                                                        8.65 %     4.71 %    12.76 %    36.43 %    (24.25)%
Ratio of Expenses to Average Net Assets**........................   0.90 %     0.90 %     0.90 %     0.90 %      0.85 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   1.08 %     0.99 %     0.95 %     1.04 %      1.69 %
Ratio of Net Investment Loss to Average Net Assets...............  (0.08)%    (0.35)%    (0.43)%    (0.57)%     (0.52)%
Portfolio Turnover Rate..........................................  226.6 %    103.9 %     99.5 %    119.0 %      89.6 %
Net Assets, End of Period (in millions).......................... $ 24.0     $ 21.5     $ 26.5     $ 27.6     $   3.8

                                                                                          CLASS B
                                                                  ---------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                  ---------------------------------------------------
                                                                     2006       2005       2004       2003       2002
                                                                  ------     ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.04     $10.30     $ 9.16     $ 6.75     $  8.93
                                                                  ------     ------     ------     ------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Loss..............................................  (0.03)(a)  (0.06)(a)  (0.06)(a)  (0.07)(a)   (0.06)(a)
Net Realized/Unrealized Gain (Loss) on Investments...............   0.88       0.54       1.20       2.48       (2.12)
                                                                  ------     ------     ------     ------     -------
Total from Investment Operations.................................   0.85       0.48       1.14       2.41       (2.18)
                                                                  ------     ------     ------     ------     -------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................     --         --         --         --          --
Distributions from Net Realized Capital Gains....................  (0.64)     (0.74)        --         --          --
                                                                  ------     ------     ------     ------     -------
Total Distributions..............................................  (0.64)     (0.74)        --         --          --
                                                                  ------     ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD................................... $10.25     $10.04     $10.30     $ 9.16     $  6.75
                                                                  ======     ======     ======     ======     =======
TOTAL RETURN                                                        8.37 %     4.58 %    12.45 %    35.70 %    (24.41)%
Ratio of Expenses to Average Net Assets**........................   1.15 %     1.15 %     1.15 %     1.14 %      1.10 %
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   1.34 %     1.24 %     1.20 %     1.39 %      1.98 %
Ratio of Net Investment Loss to Average Net Assets...............  (0.30)%    (0.58)%    (0.66)%    (0.83)%     (0.77)%
Portfolio Turnover Rate..........................................  226.6 %    103.9 %     99.5 %    119.0 %      89.6 %
Net Assets, End of Period (in millions).......................... $ 54.8     $ 40.9     $ 36.0     $ 27.6     $  13.7

** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
(a) Per share amounts based on average shares outstanding during the period.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-six portfolios, each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2006, the Portfolio, which is diversified, included in this report is Van Kampen Mid-Cap Growth Portfolio (formerly Lord Abbett Growth Opportunities Portfolio). On October 1, 2006, pursuant to an Agreement and Plan of Reorganization the Portfolio, a series of the Trust, acquired all the assets and assumed all the liabilities of the Portfolio. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or the Valuation Committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2006, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

                                                 Expiring   Expiring   Expiring
Portfolio                              Total    12/31/2009 12/31/2010 12/31/2011
---------                           ----------- ---------- ---------- ----------

Van Kampen Mid-Cap Growth Portfolio $10,804,540  $564,339  $4,499,968 $5,740,233

Van Kampen Mid-Cap Growth Portfolio (formerly, Lord Abbett Growth Opportunities Portfolio) acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the fund and the lending agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC which is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Morgan Stanley Investment Management, Inc., dba Van Kampen Asset Management, (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Prior to October 1, 2006, the Portfolio was advised by Lord, Abbett & Co. LLC ("Lord Abbett") and the Portfolio's name was the Lord Abbett Growth Opportunities Portfolio. Effective October 1, 2006, the Manager terminated Lord Abbett as the adviser to the Portfolio. The current adviser to the Portfolio is Morgan Stanley Investment Management, Inc. (dba Van Kampen Asset Management) and the name of the Portfolio has been changed from Lord Abbett Growth Opportunities Portfolio to the Van Kampen Mid-Cap Growth Portfolio.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2006  % per annum     Average Daily Assets
---------                           ------------------ ----------- ----------------------------

Van Kampen Mid-Cap Growth Portfolio      $483,646          0.70%   First $200 Million

                                                           0.65%   $200 Million to $500 Million

                                                          0.625%   Over $500 Million

State Street Bank and Trust Company provides custodian, administration and transfer agency services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2007. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                             Expenses Deferred in
                                                                  ------------------------------------------
                                                                    2002     2003    2004    2005     2006
                                           Maximum Expense Ratio  -------- -------- ------- ------- --------
                                           under current Expense             Subject to repayment
                                           Limitation Agreement               until December 31,
                                          ---------------------   ------------------------------------------
Portfolio                                 Class A Class B Class E   2007     2008    2009    2010     2011
---------                                 ------- ------- ------- -------- -------- ------- ------- --------

Lord Abbett Developing Growth Portfolio**   N/A     N/A     N/A   $119,049 $ 54,030 $    -- $    -- $     --

Van Kampen Mid-Cap Growth Portfolio        0.90%   1.15%   1.05%*  124,154  102,238  29,476  33,406  127,383

* Class not offered during the period.
** Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Van Kampen Mid-Cap Growth Portfolio (formerly Lord Abbett Growth Opportunities Portfolio).

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended December 31, 2006 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred or paid in that regard.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year ended noted below were as follows:

                                                        Shares Issued             Net Increase
                                                           Through                 (Decrease)
                                    Beginning  Shares     Dividend      Shares     in Shares    Ending
                                     Shares     Sold    Reinvestment  Repurchased Outstanding   Shares
-                                   --------- --------- ------------- ----------- ------------ ---------

Van Kampen Mid-Cap Growth Portfolio

 Class A
 12/31/2006                         2,109,137   584,401    117,996     (511,255)     191,142   2,300,279
 12/31/2005                         2,545,370    24,815    142,298     (603,346)    (436,233)  2,109,137

 Class B
 12/31/2006                         4,069,791 1,401,253    279,073     (400,080)   1,280,246   5,350,037
 12/31/2005                         3,491,140   494,797    276,307     (192,453)     578,651   4,069,791

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2006 were as follows:

                                              Purchases                        Sales
                                    ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S. Government Non-Government
                                    --------------- -------------- --------------- --------------

Van Kampen Mid-Cap Growth Portfolio       $--        $157,103,536        $--        $147,530,582

At December 31, 2006, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal       Gross         Gross
                                    Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost     Appreciation (Depreciation)  Appreciation
---------                           ----------- ------------ -------------- --------------

Van Kampen Mid-Cap Growth Portfolio $77,094,144  $6,052,988   $(1,357,987)    $4,695,001

6. SECURITY LENDING

As of December 31, 2006, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                               Value of    Value of
                                              Securities  Collateral
                                              ----------- -----------

          Van Kampen Mid-Cap Growth Portfolio $19,632,808 $20,090,775

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006


7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 were as follows:

                                    Ordinary Income Long-Term Capital Gain         Total
                                    --------------- ---------------------  ---------------------
                                    2006    2005       2006        2005       2006       2005
                                    ----  --------  ----------  ---------- ---------- ----------

Van Kampen Mid-Cap Growth Portfolio $--   $265,896  $4,134,876  $3,988,975 $4,134,876 $4,254,871

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals      Total
                                    ------------- ------------- ------------ ------------------ ----------

Van Kampen Mid-Cap Growth Portfolio      $--       $7,681,034    $4,695,166     $(3,087,444)    $9,288,756

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Mid-Cap Growth Portfolio of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Mid-Cap Growth Portfolio (one of the portfolios constituting Met Investors Series Trust (the "Portfolio")), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid-Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 20, 2007

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
-------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since December 2003, Vice President,          89      None
Forget* (40)         Trustee        From          MetLife, Inc.; since December 2000,
                                    December      President of Met Investors Advisory LLC;
                                    2000 to       since May 2006, President of MetLife
                                    present.      Advisers LLC; since May 2006, Trustee of
                                                  MetLife Investment Funds, Inc.; since
                                                  August 2006, Trustee of Metropolitan
                                                  Series Fund, Inc.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           46      None
(47)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             46      Director, Whitman
(77)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             46      None
(76)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (40) Trustee        Indefinite;   From September 1999 to September              46      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.
The Executive
Officers
--------
Jeffrey A. Tupper    Chief          From August   Since February 2001, Assistant Vice          N/A      N/A
(36)                 Financial      2002 to       President of MetLife Investors Insurance
                     Officer,       present       Company; from 1997 to January 2001,
                     Treasurer                    Vice President of PIMCO Advisors L.P.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2006


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present       Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations)

Richard C. Pearson (63)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (39)   Chief           Since August  Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006          Corporate Ethics and Compliance
Insurance Company          Officer                       Department, MetLife, Inc.; (October
One MetLife Plaza                                        2002-March 2006) Assistant Vice
27-01 Queens Plaza North                                 President, MetLife Inc.; (July 2001-
Long Island City, NY 11101                               October 2002), Assistant Compliance
                                                         Officer, MetLife, Inc.; Interim Chief
                                                         Compliance Officer of the Trust
                                                         (November 2005-August 2006) and
                                                         Metropolitan Series Fund, Inc. and
                                                         Metropolitan Series Fund II (since
                                                         November 2005).




                           Other Directorships
Name, Age and Address        Held by Trustee
---------------------      -------------------
The Executive Officers - continued
----------------------------------
Michael K. Farrell (54)            N/A












Richard C. Pearson (63)            N/A











Jeffrey P. Halperin (39)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101






--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 46 series of the Trust, 38 series of Metropolitan Series Fund, Inc., 1 series of Metropolitan Series Fund II and 4 series of MetLife Investment Funds, Inc.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending December 31 on Form N-PX. Form N-PX must be filed by the Trust each year by March 1. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

BOARD OF TRUSTEES' CONSIDERATION OF MANAGEMENT AND ADVISORY AGREEMENTS

MANAGEMENT AGREEMENT

The Board approved the renewal of the Management Agreement with respect to each of the Portfolios discussed below at an in-person meeting held on November 9-10, 2006. In approving the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process. Prior to voting, the Disinterested Trustees reviewed the proposed continuance of the Management Agreement with management and also met in private sessions with their counsel at which no representatives of management were present. The Board considered the performance of each Portfolio as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar, Inc. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees also met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants, at a special board meeting to review a separate report prepared by such consultants, which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (together, the "Asset Allocation Portfolios"), selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements.

With respect to the Asset Allocation Portfolios, the Board also noted that the Manager has hired Morningstar, Inc., an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist it with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. The Manager is responsible for paying the consulting fees.

Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

FEES AND EXPENSES AND PERFORMANCE. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolios, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Advisers. The Board, with the assistance of Bobroff Consulting and Thomas H. Mack & Co., also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper, as well as additional comparative information provided by Bobroff Consulting and Thomas H. Mack & Co. Among other comparative information, portfolio expenses were compared to a group of variable contract portfolios in the same investment category as each Portfolio, chosen by Lipper, with similar load structures and that were closest in total portfolio-level assets to each Portfolio (the "peer group"). The Board also noted the Manager's commitment to the expense limitation agreement with certain of the Portfolios. The Board noted that a major component of profitability of the Manager was the difference between the amount the Manager would receive from each Portfolio and what would be paid to the Adviser. In this regard, the Board took into account certain comparative information included in the report prepared by Bobroff Consulting. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered the payments by certain of the Advisers to the distributor for participation in certain investment professional activities hosted by the Manager and its affiliates. The Board concluded after extensive discussions with Management that the Manager's profitability was reasonable in light of all relevant factors. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the Manager, and the other factors considered, the Board concluded that the level of the fees paid to the Manager with respect to each Portfolio was fair and reasonable.

The Board closely reviewed the Portfolios' performance record and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. As indicated above, the Board also reviewed a separate report prepared by Lipper, which provided a statistical analysis comparing the Portfolios' investment performance to a group of comparable variable contract portfolios in the same investment category as each Portfolio without regard to relative asset levels or channels of distribution (the "peer universe"), as well as a separate report analyzing such comparative information prepared by Bobroff Consulting.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth and size on their performance and fees, noting that the fee schedules for many of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fee out of the management fees it receives from the Portfolios.

The Trustees considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

LORD ABBETT BOND DEBENTURE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio also ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Aggregate Bond Index benchmark for the one-, three-, and five-year periods. The Portfolio was below the CSFB High Yield benchmark for the one-, three- and five-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the bottom quarter for the five-year period and the bottom quintile for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the relevant periods. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable, particularly in light of the fact that the investment status of the Portfolio is more conservative than that of many in the peer group, so that cyclical factors may affect performance.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its market index and above the median of its peer universe. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers US TIPS Index benchmark for the one- and three-year periods (only periods available). The Portfolio was in the top half of its Morningstar Peer Group for the one-year period and the top quintile for the three-year period. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board also noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

PIMCO TOTAL RETURN PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for these periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the Portfolio's performance, as of June 30, 2006, relative to benchmarks and the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Lehman Brothers Aggregate Index benchmark for the one-, three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-, three- and five-year periods. The Board reviewed data relative to the Portfolio's exposure to derivatives in connection with its renewal of Management Agreement with respect to the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. The Board noted that although there are no breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index. The Portfolio ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LEGG MASON AGGRESSIVE GROWTH PORTFOLIO (F.K.A. JANUS AGGRESSIVE GROWTH PORTFOLIO)/1/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for the one-year period and at the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the S & P 500 Index benchmark for the one-year and three-year periods. The Portfolio was in the top quartile of its Morningstar Peer Group for the one-year period, the top quintile for the three-year period and the top half for the five year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board also noted that management fee levels were reduced effective October 1, 2006. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

LORD ABBETT AMERICA'S VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for these periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the 65% Russell 3000 Value/35% ML High Yield benchmark for the one and three-year periods. The Portfolio was above the S&P 500 benchmark for the three-year period, but below the benchmark for the one-year period. The Board noted that the hybrid nature of this Portfolio makes peer group and benchmark comparisons difficult. In approving the Portfolio, the Board noted that the Manager is reviewing the status of this Portfolio and will report promptly to the Board regarding its recommendation. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was acceptable at this time.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

--------
/1/ On October 1, 2006, the Janus Aggressive Growth Portfolio was renamed the
    Legg Mason Aggressive Growth Portfolio.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted the Portfolio's performance was above the S&P 500 Index benchmark for the one-, three and five-year periods. The Portfolio was in the top quintile of its Morningstar Peer Group for the one-year period and in the top half of its peer group for the three- and five-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN MID CAP GROWTH PORTFOLIO (F.K.A. LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO)/2/

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the five-year period and below the index for the one- and three-year periods. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one- and three-year periods was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the Russell MidCap Growth benchmark for both the one-, three- and five-year periods. In renewing the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten-year period. The Board also noted that there was a change in the Portfolio's Adviser effective as of October 1, 2006, and that the Manager is closely monitoring the performance of the new Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees and also noted the fact that the Manager had agreed to limit the Portfolio's net operating expenses. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LORD ABBETT MID-CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one- and three-year periods and above the index for the five-year period. The Portfolio ranked below the median of its peer universe for these periods. The Board carefully considered that the Portfolio's performance for the one-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell Mid-Cap benchmark for the five-year period, but below the benchmark for the one- and three-year periods. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory. In approving the Portfolio, the Board noted the favorable performance relative to benchmarks of the Adviser's similarly managed retail fund over a ten year period.

--------
/2/ On October 1, 2006 the Lord Abbett Growth Opportunities Portfolio was renamed the Van Kampen Mid-Cap Growth Portfolio.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MET/AIM SMALL CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 2000 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, but the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance and noted that the Portfolio's current Adviser began managing the Portfolio in September 2004. The Board also noted that the Manager is monitoring the performance of the Portfolio especially closely. The Board noted that performance has significantly improved since the change in the Adviser. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been substantially at the median. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio also ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Russell 2500 Index benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Board noted that performance has significantly improved following a change in the Adviser in May 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's Manager is sufficiently addressing the Portfolio's performance matters.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were above the median of its peer group. The Board carefully considered the high cost level of this Portfolio, which is driven in part by the low level of Portfolio assets. At the request of the Board, the Manager will review available actions that might be taken to address this situation and promptly report to the Board. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that economies of scale may be realized if the Portfolio's assets increase, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

NEUBERGER BERMAN REAL ESTATE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NAREIT Equity-REITs benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly below the median of its peer group and that the Portfolio's total expenses were below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the S&P 500 Index benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- and five year periods and the bottom half for the three-year period. The Board took into account Manager's discussion of the Portfolio's performance, as well as the change in the Adviser portfolio. The Board noted that performance has significantly improved since a change in the portfolio manager was made in September 2005 to address performance concerns. The Board noted the Manager's continued monitoring of the Portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the management was sufficiently addressing the Portfolio's performance.

The Board noted that the Portfolio's actual management fees were below the median of its peer group and that the Portfolio's total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board also noted that an additional breakpoint was added as of November 1, 2006, and that the assets of the Portfolio are in excess of the new breakpoint, thus resulting in an immediate reduction of management fee levels. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

RCM GLOBAL TECHNOLOGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked above the median of its peer universe for the one-year period and below the median for the three- and five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the NASDAQ Composite benchmark for the one-year period, but below the benchmark for the three- and five-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period, the bottom half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January 2005. The Board concluded that, based upon the performance of the new Adviser, the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were above the median of its peer group. The Board noted that expense reimbursement had been completed in 2006, and net of reimbursements, the fees would have been only slightly above the median. The Board examined very closely the levels of fees in this Portfolio but concluded that fee levels are justified in light of the emphasis given to international securities in this Portfolio. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell 2000 Value benchmark for the one- and three-year periods. The Portfolio was in the top half of its Morningstar Peer Group for the one- year period and in the top quintile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three- and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one- and three-year periods and below the index for the five-year period. The Portfolio ranked above the median of its peer universe for the one- and three-year periods and below the median for the five-year period. The Board carefully considered that the Portfolio's performance for the five-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one- and three-year periods, but below the benchmark for the five-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, the top half for the three-year period and the bottom quintile for the five-year period. The Board noted that performance has significantly improved since a change in the Portfolio's Adviser in January of 2003. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that although the Portfolio's management fee does not currently include breakpoints, if the Portfolio's assets increase over time, the Portfolio may realize certain economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that no changes to the structure of the management fee were appropriate at this time.

TURNER MID-CAP GROWTH PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio also ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the Russell Mid-Cap Growth benchmark for the one-year period. The Portfolio was in the top half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were at the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was below that of its Lipper index for the one-year period and above the index for the three-year period. The Portfolio ranked below the median of its peer universe for one-year period and above the median for the three-year period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the MSCI EAFE benchmark for the one- and three-year periods. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period, but the top half for the three-year period. The Portfolio's relative risk rank was among the most favorable 10% of its Morningstar Peer Group over the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that the analytical data indicated that the Portfolio's fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

MFS RESEARCH INTERNATIONAL PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-, three-year and five-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for those periods. The Portfolio also ranked above the median of its peer universe for those periods. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was above the MSCI EAFE benchmark for the one- and five-year periods, but below the benchmark for the three-year period. The Portfolio was in the top quintile of its Morningstar Peer Group for the one- and five-year periods and in the top quartile for the three-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (including any reimbursements of fees previously waived) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

STRATEGY AND ETF PORTFOLIOS

With respect to each of the strategy and ETF Portfolios discussed below, the Board noted the difficulty in choosing truly representative benchmark and peer group comparisons.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the Dow Jones Wilshire 5000 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE BALANCED STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE DEFENSIVE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE GROWTH STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was above the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

METLIFE MODERATE STRATEGY PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index and ranked above the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the MSCI Global Capital Markets benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered. Based upon the nature and extent of the services provided by the Manager to the Portfolio as discussed above, the Board also concluded that the management fee charged under the management agreement with respect to the Portfolio is based on services that are in addition to, rather than duplicative of, services provided under the management agreement with respect to the underlying Portfolios in which the Portfolio invests.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

CYCLICAL GROWTH & INCOME ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board also noted that the Manager has contractually agreed through April 30, 2007 to limit the Portfolio's net operating expenses. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

CYCLICAL GROWTH ETF PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of September 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the one-year period. Based on their review, which included careful consideration of all of the factors noted above and the fact that the Portfolio has not been in existence for a significant period of time, the Board concluded that the Portfolio's performance was acceptable.

The Board noted that the Portfolio's actual management fees and total expenses (net of applicable expense waivers) were above the median of its peer group. The Board noted that there are few funds truly comparable to this Portfolio. Based on all these factors the Board concluded that the expenses are reasonable. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LAZARD MID-CAP PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one- and three-year periods ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index for the one-year period and below the index for the three-year period. The Portfolio ranked below the median of its peer universe for those periods. The Board carefully considered that the Portfolio's performance for the three-year period was in the bottom quintile. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell Mid-Cap benchmark for the one- and three-year period. The Portfolio was in the bottom quartile of its Morningstar Peer Group for the one-year period and the bottom quintile for the three-year period. The Board noted that performance has improved since a change in the Portfolio's Adviser in December 2005. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale may be realized if the Portfolio's assets grow, although the Portfolio had not yet reached the specified asset level at which a breakpoint to its management fee would be triggered.

LEGG MASON VALUE EQUITY PORTFOLIO

Among other data that it reviewed, the Board analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks. The Board noted that the Portfolio's performance was below the S&P 500 benchmark for the six-month period ended June 30, 2006. The Board also noted the excellent ten-year performance of the Adviser's comparable retail fund. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees were slightly above the median of its peer group and that the Portfolio's total expenses (net of applicable expense waivers) were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

VAN KAMPEN COMSTOCK PORTFOLIO

Among other data that it reviewed, the Board considered the performance of the Portfolio for the one-year period ended July 31, 2006, and noted the Portfolio's performance was above that of its Lipper index. The Portfolio ranked below the median of its peer universe for the period. The Board also analyzed the performance of the Portfolio, as of June 30, 2006, relative to benchmarks and to the Morningstar Peer Group. The Board noted that the Portfolio's performance was below the Russell 1000 Value benchmark for the one-year period. The Portfolio was in the bottom half of its Morningstar Peer Group for the one-year period. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio's performance was satisfactory.

The Board noted that the Portfolio's actual management fees and total expenses were slightly below the median of its peer group. The Board concluded that the management fee was fair and reasonable in light of the quality and extent of services to be provided, the costs to be incurred by the Manager and the other factors considered.

The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. The Board noted that the Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board considered the fact that analytical data indicate that fee levels decline as portfolio assets increase. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects economies of scale and that such economies of scale are being realized.

The following Portfolios (the "New Portfolios") were added to the Trust and approved by the Board during the course of the year and, thus, were not required to be reviewed in the course of the contract renewal process:

   BlackRock Large Cap Core Portfolio (f.k.a. Mercury Large Cap Core) BlackRock High Yield Portfolio
   Strategic Growth & Income Portfolio
   Strategic Growth Portfolio
   Strategic Conservative Growth Portfolio
   Pioneer Mid-Cap Value Portfolio
   Batterymarch Mid-Cap Stock Portfolio
   Dreman Small-Cap Value Portfolio
   Batterymarch Growth and Income Portfolio
   MFS Value Portfolio
   Pioneer Fund Portfolio
   Janus Capital Appreciation Portfolio
   MET/AIM Capital Appreciation Portfolio
   MFS Emerging Markets Equity Portfolio
   Legg Mason Partners Managed Assets Portfolio
   Loomis Sayles Global Markets Portfolio
   Pioneer Strategic Income Portfolio

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements for the Portfolios (except for the New Portfolios) at an in-person meeting held on November 9-10, 2006. The Board of Trustees re-approved the Advisory Agreement relating to each of the Portfolios based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history. With respect to each Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against an Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

FEES AND EXPENSES. The Board gave substantial consideration to the fees payable under each Advisory Agreement. In this connection, the Board evaluated each Adviser's costs and profitability (to the extent practicable) in serving as an Adviser to a Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees paid to each Adviser in light of fees paid to other subadvisers of comparable funds and the method of computing the Adviser's fee at various asset levels, including a comparative analysis of each Portfolio's advisory fee and total expenses with its respective peer group. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by each Adviser, the Board concluded that the fee paid to each Adviser with respect to its Portfolio was fair and reasonable.

The Board also noted that each Adviser, through its relationship as an Adviser to a Portfolio, may engage in soft dollar transactions. While each Adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that certain of the Advisers to the Portfolios are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that all Advisers must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to each Adviser and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered each Portfolio's performance for the one-, three- and five-year periods or year-to-date, as applicable, as compared to each Portfolio's respective peer universe and noted that the Board reviews on a quarterly basis detailed information about each Portfolio/'/s performance results, portfolio composition and investment strategies. It further noted the Manager's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Adviser. The Board was mindful of the Manager's focus on each Adviser's performance.

PROFITABILITY. In considering the profitability to each Adviser of its relationship with the respective Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board compared subadvisory fees paid by other subadvisers unrelated to the Adviser and where information was available, to fees charged by the Adviser to manage portfolios not subject to regulation under the 1940 Act. The Board analyzed the reasonableness of the profitability of each Adviser to the extent that relevant data was available. While the Board found no indication of excessive profitability with respect to any Adviser, data was not available for all Advisers. Data was unaudited, and subject to varying methodology. Therefore, the Board placed more reliance on the fact that the agreements were negotiated at arm's length than on Adviser profitability. For similar reasons, the Board did not consider the potential economies of scale in the Advisers' management of the Portfolios to be a material factor in its consideration at this time, although it noted that the sub-advisory fee schedule for many of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels.

CONCLUSION. In considering the renewal of each Advisory Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Adviser, the Board determined approval of each Advisory Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers has been determined to be an "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and for services in connection with statutory and regulatory filings for the fiscal years ended December 31, 2005 and December 31, 2006 were $519,900 and $909,500, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2005 and December 31, 2006 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal years ended December 31, 2005 and December 31, 2006, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2005 and December 31, 2006 were $145,200 and $226,600, respectively.

During the fiscal years ended December 31, 2005 and December 31, 2006, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2005 and December 31, 2006 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2005 and December 31, 2006, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) The audit committee of the registrant does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant and Met Investors Advisory LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2005 and December 31, 2006.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      -------------------------
      Elizabeth M. Forget
      President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      -------------------------
      Elizabeth M. Forget
      President

Date: March 9, 2007

By:   /s/ Jeffrey A. Tupper
      -------------------------
      Jeffrey A. Tupper
      Chief Financial Officer
      and Treasurer

Date: March 9, 2007

ITEM 12. EXHIBITS


(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.